UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)		(Zip code)
Eric Wietsma
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2008

Date of reporting period:	12/31/2008

Item 1. Reports to Stockholders.

MassMutual
Select Funds

Annual Report

December 31, 2008

| insure | invest | retire |

We’ll help you get there.SM

Retirement Services

Table of Contents

President’s Letter to Shareholders	1

Economic and Market Review	3

Portfolio Manager Reports	6

Portfolio of Investments
MassMutual Select Strategic Bond Fund	90
MassMutual Select Strategic Balanced Fund	100
MassMutual Select Diversified Value Fund	110
MassMutual Select Fundamental Value Fund	112
MassMutual Select Value Equity Fund	114
MassMutual Select Large Cap Value Fund	116
MassMutual Select Indexed Equity Fund	118
MassMutual Select Core Opportunities Fund	124
MassMutual Select Blue Chip Growth Fund	126
MassMutual Select Diversified Growth Fund	129
MassMutual Select Large Cap Growth Fund	132
MassMutual Select Aggressive Growth Fund	134
MassMutual Select NASDAQ-100® Fund	136
MassMutual Select Focused Value Fund	138
MassMutual Select Mid-Cap Value Fund	139
MassMutual Select Small Cap Value Equity Fund	140
MassMutual Select Small Company Value Fund	147
MassMutual Select Mid Cap Growth Equity Fund	152
MassMutual Select Mid Cap Growth Equity II Fund	155
MassMutual Select Small Cap Growth Equity Fund	160
MassMutual Select Small Company Growth Fund	164
MassMutual Select Emerging Growth Fund	167
MassMutual Select Diversified International Fund	170
MassMutual Select Overseas Fund	172
MassMutual Select Destination Retirement Income Fund	176
MassMutual Select Destination Retirement 2010 Fund	177
MassMutual Select Destination Retirement 2020 Fund	178
MassMutual Select Destination Retirement 2030 Fund	179
MassMutual Select Destination Retirement 2040 Fund	180
MassMutual Select Destination Retirement 2050 Fund	181

Statements of Assets and Liabilities	182

Statements of Operations	198

Statements of Changes in Net Assets	206

Financial Highlights	222

Notes to Financial Statements	304

Report of Independent Registered Public Accounting Firm	367

Trustees and Officers (Unaudited)	368

Federal Tax Information (Unaudited)	372

Other Information (Unaudited)	373

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MassMutual Select Funds – President’s Letter to Shareholders

December 31, 2008

To Our Shareholders	A difficult year comes to an end; investors urged to maintain a long-term approach

Welcome to the MassMutual Select Funds Annual Report, covering the one-year period ended December 31, 2008. As you are aware, during 2008, Americans faced a wide array of economic challenges that had not been seen in this country for decades. In fact, these difficulties have precipitated lifestyle changes that have required many individuals to balance their current financial needs against the need to properly prepare for a more secure future.

Throughout it all, however, it’s important to remember that investing for retirement is a long-term proposition. So while today’s headlines may, at times, be alarming, it’s important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today’s issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.

Eric Wietsma

“While today’s headlines may, at times, be alarming, it’s important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today’s issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.”

What retirement investors can do in today’s challenging environment

•

Stay calm. While it is important to stay abreast of what is going on in the financial markets today, it’s more important to keep it all in the proper perspective. If you’re like most retirement investors, you won’t be looking to withdraw your retirement funds in 2009. And even if you do begin to withdraw money this year, the majority of your retirement account will likely remain invested for many years to come.

•

Get professional help. If you work with a financial professional, today’s economic environment provides you with an excellent reason to consult him or her to assess your overall retirement plan. Together, you can determine any adjustments that should be made to your portfolio or your contribution levels to help you reach your long-term financial goals.

•

Dollar-cost-averaging may help investors in volatile markets.[1] Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.

•

Try to avoid sudden or drastic changes. While you may intend to remain invested for a number of years, it’s important that you implement any changes to your portfolio based on a thorough review of your long-term needs and objectives. Your financial professional can help you assess your situation – and help you avoid sudden moves that investors often come to regret over time.

[1] Dollar-cost-averaging does not assure a profit or protect against loss in a declining market, and involves continuous investment in securities regardless of fluctuating prices. An investor should consider his/her ability to continue investing through periods of low price levels. See the MassMutual Select Funds prospectus for complete details.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Continued)

Keep your eye on the future

As a reminder, the financial markets, like our economy, have always been cyclical, but historically have provided opportunities for growth over the long term. We believe investors should consider an “all-weather” portfolio, meaning one that can serve your needs in a variety of market conditions and that takes into account your risk tolerance and time horizon, so that abrupt changes in midstream are not necessary. Please keep in mind that maintaining your financial strategy over time is one of the best things you can do to help yourself as you strive for a comfortable financial future.

I thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Review

December 31, 2008

Financial markets roiled by critical problems; U.S. Government intervention attempts to avoid economic meltdown

During the year ended December 31, 2008, severe problems that had begun to challenge many Americans before the year even began continued to rock the financial world – the subprime mortgage crisis, the weak U.S. housing market and high commodity (particularly oil) prices – and served as a drag on the economy in 2008. Oil prices dropped in the second half of the year on lowered demand, reflecting a global economic slowdown. Key market events triggered aggressive interventions from the U.S. Government and governments worldwide, including revised monetary policies and corporate bailouts, which were intended to pull economies the world over out of their decline and stabilize financial markets. The credit crunch created by the subprime mortgage crisis took its toll on businesses of all sizes, and U.S. unemployment rose substantially over the course of the year. Investors will also remember 2008 as the year that changed the face of Wall Street. Indeed, the year marked the failures (or takeovers) of multiple major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, American International Group (AIG), Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended December 31, 2008, bonds outpaced equities in an environment of continual market volatility. The Dow Jones Industrial AverageSM (“Dow”), a recognized measure of blue-chip stock performance, shed 33.84% of its value during what turned out to be its worst year since 1931. Similarly, the S&P 500® Index (“S&P 500”), a measure of U.S. large-cap stock performance, gave back 37.00% of its value. Small-cap and technology stocks, as measured by the Russell 2000® Index and the NASDAQ Composite® Index (“NASDAQ”), respectively, posted losses of 33.80% and 40.53%. A significant loser in the U.S. equity market, however, was the Russell Midcap® Growth Index, a benchmark of the performance of mid-cap U.S. common stocks, which lost 44.32% for the year. In international equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI® EAFE®”), a benchmark for foreign stocks in developed markets, fell 43.39%. Of particular note in the international equity marketplace in 2008 was the Morgan Stanley Capital International Emerging Markets Index, which measures the performance of emerging stock markets throughout the world, but excludes certain market segments unavailable to U.S.-based investors. It lost 53.33% of its value.*

Investments in the fixed-income markets for the most part fared significantly better than their equity peers during 2008. A standout performer was the Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as the Lehman Brothers® 1-3 Year U.S. Government Bond Index), which measures the results of U.S. Government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.66%. Other closely watched benchmarks in the fixed-income market also gained ground in 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), a broad measure of the U.S. investment-grade bond markets, returned 5.24%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 1.80%. Reflecting investor preference for higher-quality securities and aversion to risk in this environment, the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index) – which measures the performance of fixed rate, non-investment-grade debt – lost 26.16%, but still managed to outperform the S&P 500 and the Dow.*

2008 stumbles out of the gate in the first quarter

2008 began against a backdrop of a subprime mortgage crisis and blue-chip financial company writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the current market value) – along with countless earnings disappointments. Headlines announced departures of well-known senior and top executives from some of Wall Street’s giants in the wake of the ever-growing impact of the subprime crisis – in an indication of what was yet to come. In this environment, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors’ preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former’s dollar-based value.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Review (Continued)

As conditions in the financial markets deteriorated, the Federal Reserve (“Fed”) responded to the burgeoning economic crisis by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January’s falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. The federal funds rate is the interest rate at which banks and other financial institutions lend to one another overnight. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed’s most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, then the nation’s fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns’ assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government’s oversight of the U.S. financial markets.

The second quarter brings further challenges

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline to more than $4.00. The May employment report unnerved investors, as the nation’s unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

Government intervention accelerates in the third quarter

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•	July 11: Federal regulators seized IndyMac Bank;

•	Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•	Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•	Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•	Sept. 16: Insurer AIG received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•	Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•

Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

•	Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•

Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation’s fourth-largest bank, in a deal that excluded Wachovia’s brokerage and asset management businesses. (The agreement never came to fruition. In the first week of October, Wells

MassMutual Select Funds – Economic and Market Review (Continued)

Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm’s banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•	Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration’s economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow declined 4.40%, while the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

Fourth quarter: U.S. Government passes bailout act; recession confirmed

In early October, President Bush signed the Emergency Economic Stabilization Act of 2008 (EESA) into law. EESA authorized the Troubled Asset Relief Program (TARP), which was originally expected to support financial institutions by buying their troubled assets. U.S. Treasury Secretary Henry Paulson later indicated that TARP’s focus was shifting to companies providing consumer debt in an effort to improve the flow of funds for consumer loans. In late December, President Bush made $17.4 billion in loans (taken from TARP assets) available to General Motors Corp. and Chrysler after the U.S. Senate had rejected a proposal earlier in the month.

The Fed responded to the weak economy and low consumer confidence by cutting interest rates three times in the fourth quarter of 2008, bringing the target federal funds rate to a historic low of between zero and 0.25%, from its prior target of 1%. The Fed also cut the discount rate to 0.5%.

The widely anticipated official declaration of a U.S. recession finally occurred at the beginning of December, when the National Bureau of Economic Research (NBER) announced that the economy had been in recession since the previous December (2007). Other headlines in the fourth quarter of 2008 also underscored the dire state of our economy:

•	November’s unemployment report revealed a loss of 533,000 jobs, the biggest one-month decline since 1974.

•	Home prices continued to fall. In October, the 20-city Case-Shiller Home Price Index dropped by 18% versus a year earlier, marking 27 consecutive monthly declines for that benchmark.

•	The Institute for Supply Management’s manufacturing index – in part, reflecting depressed auto sales – receded to 36.2 in November, its lowest reading since May 1982.

•	The retail industry suffered one of the worst holiday shopping seasons in years.

•	The broader economy, as measured by GDP (gross domestic product), fell by a revised 0.5% in the third quarter, its largest decline in seven years.

The Dow declined 19.12% for the quarter – similarly, the S&P 500 fell 21.96% and the NASDAQ lost 24.61%. Stocks of foreign developed markets also struggled, as the MSCI EAFE declined 19.96%. Oil prices continued their slide during December, closing out the year near $45 per barrel, as violence in the Middle East escalated. (Prices had dropped to the low $30 range earlier in the quarter.) Most other commodities also suffered from declining demand in the face of the global economic downturn. The U.S. dollar remained strong for most of the quarter. Fixed-income performance was mixed, as the continuing flight to quality that started at the end of 2007 benefited this market segment during the fourth quarter of 2008. The yield on the benchmark 10-year Treasury Note declined 1.60% to finish the year at 2.25% – spurring an increase in mortgage refinancings in the second half of the fourth quarter.

As 2008 drew to a close, investors were hopeful that the U.S. economy would emerge from recession and market performance would return to positive territory; however, many market watchers are cautious about the immediate future with so few encouraging signs on the horizon.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Strategic Bond Fund – and who are the Fund’s sub-advisers?

The Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities and money market instruments. Securities issued by U.S. Government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. The Fund’s sub-advisers are Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML). WAML manages the non-U.S. dollar-denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -8.19%, trailing the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Our strategies produced significantly negative results for the Fund in 2008. A large overweight position relative to the benchmark in the mortgage-backed sector detracted from returns, as volatility remained high and negative housing news continued to damage investor sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance, due to rising defaults, uncertainty in that marketplace and a lack of liquidity.

An emphasis on lower-quality credits and select financial issues also proved detrimental, as spreads (the differences in yields between comparable Treasury and non-Treasury securities) soared – indicating investor preference for higher-quality Treasury securities – in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs – and prices of non-Treasury securities declined – in mid-March before partially recovering in April and May. These gains were given back later in the year, however, on deteriorating investor sentiment and poor earnings.

The high-yield sector performed poorly on news of more ratings downgrades, rising defaults and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact, as the “flight to safety” outside the U.S. was minimal relative to U.S. Treasury markets. A modest exposure to Treasury inflation-protected securities (“TIPS”) also proved detrimental, as oil plunged to the $40 per barrel range and inflation fears yielded to deflation fears.

What is your outlook?

It is difficult to forecast when the current state of disequilibrium will end or when liquidity will return to the marketplace, but policy makers seem determined to avoid erring on the side of doing too little. While the economy has become less responsive to traditional policy measures, the Federal Reserve (“Fed”) has successfully provided stimulus through non-traditional measures. The Fed is channeling money directly to the housing market to help arrest the decline in home prices. Once liquidity returns to the marketplace, we believe that pricing in the fixed-income market will improve. We would also emphasize, however, that any new equilibrium will not necessarily be rosy. Policy makers may be empowered to end the vicious cycle of debt-deflation, but they cannot provide a sustainable engine of growth to replace the overspent U.S. consumer.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

In our view, credit spreads may not enjoy as sharp a reversal as they have when past financial crises came to an end. Nevertheless, we believe there is a profitable opportunity for investors with time on their side. The market has already reacted to a debt-deflationary vicious cycle that may be in place for years to come, which could be positive over the long term for investors with a bias away from risk-free government debt.

MassMutual Select Strategic Bond Fund Quality Structure (% of Net Assets) on 12/31/08 (Unaudited)

U.S. Governments, Aaa/AAA	63.2%
Aa/AA	5.3%
A	8.6%
Baa/BBB	9.2%
Ba/BB	3.8%
B/B and Below	6.5%
Other Long-Term Securities	0.3%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 12/31/04 - 12/31/08
Class S	-8.19%	0.39%
Class A	-8.60%	0.04%
Class A (sales load deducted)*	-12.94%	-1.17%
Class Y	-8.30%	0.34%
Class L	-8.42%	0.28%
Class N	-8.86%	-0.27%
Class N (CDSC fees deducted)*	-9.70%	-0.27%

Barclays Capital U.S. Aggregate Bond Index	5.24%	4.73%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Strategic Balanced Fund – and who are the Fund’s sub- advisers?

The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Three sub-advisers each manage their own portion of the Fund’s assets. J.P. Morgan Investment Management Inc. (J.P. Morgan) manages the equity component and Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) manage the fixed-income component. WAML manages the non-U.S. dollar-denominated investments of Western Asset’s portion of the Fund. The Fund’s target allocation is 65% equity securities and 35% fixed-income securities, but the allocation may fluctuate based on cash flow activity or market performance. As of December 31, 2008, allocation was 59% equity securities and 41% fixed-income securities. Effective October 8, 2008, J.P. Morgan replaced ClearBridge Advisors, LLC as co-sub-adviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -26.12%, substantially outpacing the -37.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the -37.31% return of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization; and the -43.38% return of the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI® EAFE®”) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australasia and the Far East. The Fund trailed the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index. In addition, the Fund’s -26.12% return slightly outperformed the -26.18% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; but underperformed the -25.44% return of the Custom Balanced Index, which comprises the benchmark (45%), the MSCI EAFE Index (20%) and the Barclays Capital U.S. Aggregate Bond Index (35%).

Going forward, the Fund’s performance will be compared to the S&P 500 Index rather than the Russell 3000 Index because the S&P 500 Index more closely represents the Fund’s investment strategy.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Fund’s equity portfolio, as managed by ClearBridge Advisors from January 1 through October 7, 2008, the portfolio’s stock selection in the materials, health care and financial sectors contributed positively to performance, relative to the Russell 3000 Index, whereas stock selection in the energy and telecommunications services sectors detracted from results. Individual stocks that were the greatest contributors to portfolio performance included VISA Inc., Walmart, Foundry Networks, Interpublic Group of Companies and Nabors Industries Ltd. The largest detractors from performance included State Street Corp., Halliburton Co., Vodafone Group PLC (ADS), McDermott International Inc. and Texas Instruments Inc.

J.P. Morgan assumed responsibility for managing the equity component of the Fund on October 8, 2008. From October 8 through December 31, 2008, from a regional standpoint, stock selection in Continental Europe had a positive impact on the equity portfolio’s relative returns. At the sector level, health care and basic industries also aided results. On a stock-specific basis, Taiwan Semiconductor contributed to performance, as that company remained profitable despite the global slowdown – and its long-term prospects remained intact as demand for flat screens, PCs and smart phones continued to drive chip sales. In addition, Kubota, a Japanese maker of tractors and pipes, added value.

Conversely, a performance detractor on a regional basis included weak stock selection in Japan. From a sector standpoint, stock selection in retail and an underweight position in utilities hampered performance as well. Specific detractors for the time frame included BNP Paribas, a French bank – and International Power, a U.K.-based power producer.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

With respect to the fixed-income component of the Fund, a large overweight position in the mortgage-backed sector, relative to the Barclays Capital U.S. Aggregate Bond Index, detracted from returns, as volatility remained high and negative housing news continued to damage investor sentiment. An emphasis on lower-quality credits and select financial issues also proved detrimental, as spreads (the differences in yields between comparable Treasury and non-Treasury securities) soared – indicating investor preference for higher-quality Treasury securities – in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs – and prices of non-Treasury securities declined – in mid-March before partially recovering in April and May. These gains were given back later in the year, however, on deteriorating investor sentiment and poor earnings. In addition, the high-yield sector performed poorly on news of more ratings downgrades, rising defaults and a volatile and declining stock market.

On a positive note, a tactically driven duration posture contributed modestly to the portfolio’s returns, as bond yields rallied over the year. (Duration is a measure of a bond fund’s sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.)

What is your outlook?

In a year that saw many equity markets post their biggest losses since the Great Depression, the rally experienced in December may suggest that investors already have begun to account for a very challenging economic environment in 2009. The monetary and fiscal stimuli being introduced by governments worldwide are significant. Central banks have been taking aggressive steps to help avoid a debt deflation spiral, but it may take time for their efforts to take effect. In the interim, we believe that economic weakness will continue and corporate earnings in early 2009 will be poor – but to a large extent, the market already expects this to be the case. In our view, the second half of 2009 could see improvements. In this environment, we continue to position the equity portfolio cautiously, focusing on attractively valued, well-managed companies that possess identifiable performance catalysts.

With respect to the fixed-income component of the Fund, we believe that once liquidity returns to the marketplace, pricing in the fixed-income market will improve. In our view, however, credit spreads may not enjoy as sharp a reversal as they have when past financial crises came to an end. Nevertheless, we believe there is a profitable opportunity for investors with time on their side.

MassMutual Select Strategic Balanced Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Exxon Mobil Corp.	2.2%
Cisco Systems, Inc.	1.3%
Merck & Co., Inc.	1.2%
Microsoft Corp.	1.1%
The Procter & Gamble Co.	1.1%
Hewlett-Packard Co.	1.1%
Abbott Laboratories	0.9%
Norfolk Southern Corp.	0.9%
Wells Fargo & Co.	0.9%
Praxair, Inc.	0.7%

11.4%

MassMutual Select Strategic Balanced Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equities	57.9%
Bonds & Notes	37.1%
Mutual Fund	0.2%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Russell 3000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-26.12%	-1.38%	-1.38%
Class A	-26.48%	-1.82%	-1.82%
Class A (sales load deducted)*	-30.71%	-2.98%	-2.97%
Class Y	-26.19%	-1.43%	-1.43%
Class L	-26.17%	-1.55%	-1.55%
Class N	-26.67%	-2.11%	-2.11%
Class N (CDSC fees deducted)*	-27.35%	-2.11%	-2.11%

S&P 500 Index#	-37.00%	-2.19%	-2.19%	+
Russell 3000 Index	-37.31%	-1.95%	-1.95%	+
MSCI EAFE Index	-43.38%	1.66%	1.66%	+
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	4.65%	+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%	+
Custom Balanced Index	-25.44%	1.29%	1.29%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Russell 3000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Diversified Value Fund – and who is the Fund’s sub-adviser?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund’s sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -40.73%, lagging the -36.85% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

During 2008, stock selection in the financials and utilities sectors accounted for most of the Fund’s underperformance. Global recessionary fears also undermined many of the portfolio’s consumer-related holdings.

Our extensive analysis of financial companies focused primarily on the portfolio holdings’ ability to absorb significant economic losses resulting from deteriorating credit-market conditions. We clearly underestimated the severity and abruptness of the downward spiral of mark-to-market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution. (Mark-to-market involves recording the price or value of a security to calculate its profits or losses.)

One of the worst detractors from the portfolio’s performance in 2008 was American International Group (AIG), which relinquished 80% of its ownership to the U.S. Government in exchange for financing. We have exited the Fund’s positions that we see as most vulnerable to ongoing near-term risks, but maintained a significant stake in financials, a sector that we believe remains very attractive with the potential to recover strongly.

In the utilities sector, a major detractor from the Fund’s performance was Sprint Nextel, which fell sharply amid further deterioration of its subscriber base – although this wireless provider, in our view, remains deeply undervalued. Not owning outperforming electric utility stocks also hampered the Fund’s progress in 2008.

Our insurance holdings contributed to relative returns during the year. Strong performers here included Fidelity National, ACE Limited and Travelers.

What is your outlook?

Our research and experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. We continue to take advantage of investor overreaction to economic and industrial stresses, using our research capabilities to look for investment opportunities arising from the current market volatility.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Exxon Mobil Corp.	7.1%
AT&T, Inc.	4.9%
Pfizer, Inc.	4.1%
Chevron Corp.	3.9%
The Procter & Gamble Co.	3.6%
General Electric Co.	3.3%
JPMorgan Chase & Co.	3.3%
ConocoPhillips	2.8%
Johnson & Johnson	2.0%
Bank of America Corp.	2.0%

37.0%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	24.7%
Financial	22.8%
Energy	18.6%
Communications	13.4%
Industrial	7.5%
Consumer, Cyclical	5.3%
Utilities	2.3%
Technology	1.3%
Basic Materials	0.2%

Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 10/15/04 - 12/31/08
Class S	-40.73%	-4.37%
Class A	-41.03%	-4.85%
Class A (sales load deducted)*	-44.43%	-6.18%
Class Y	-40.74%	-4.45%
Class L	-40.83%	-4.57%
Class N	-41.28%	-5.16%
Class N (CDSC fees deducted)*	-41.85%	-5.16%

Russell 1000 Value Index	-36.85%	-2.61%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 11/1/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Fundamental Value Fund – and who is the Fund’s sub-adviser?

The Fund seeks long-term total return by investing at least 80% of its net assets in equity securities, with a focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund’s sub-adviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -33.98%, outpacing the -36.85% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

For the year, the Fund’s outperformance relative to the benchmark was due to stock selection in the financials, information technology and consumer discretionary sectors. Conversely, the Fund’s choices in the consumer staples, materials and industrials sectors turned out to be weaker.

Within financials, the portfolio’s avoidance or underweight positioning of troubled companies like Citigroup and Merrill Lynch, as well as positions in relatively stable insurance firms ACE and Chubb aided performance. Hewlett-Packard, which provides various technology and software services worldwide, positively contributed to the Fund’s performance for the year in the information technology sector. Within consumer discretionary, Comcast Corporation and Kohl’s were positive contributors.

Stock selection turned out to be the weakest in the consumer staples sector, where the portfolio did not own shares in relatively strong-performing companies like Procter & Gamble, Walmart and Anheuser-Busch, the American beer manufacturer bought out by Belgium-based InBev, the world’s leading brewer. Within materials, International Paper and Cleveland-Cliffs were the largest detractors. Finally, in the industrials sector, Delta Airlines and Cummins were the largest detractors.

What is your outlook?

We believe that equity markets have already incorporated a deep recession, and prices and valuations have begun to approach attractive levels, despite the continuing decline in the economy. In consideration of this view, we have reduced positions in some of the more defensive sectors – such as telecommunication services, pharmaceuticals and consumer staples – while increasing positions in the capital goods, consumer discretionary and financials sectors.

The market slide during the fourth quarter of 2008 represented investor concerns about the depth and duration of the economic downturn. Central banks and governments have been utilizing various policy tools in an attempt to alleviate and fix the symptoms of the market decline. In our view, these actions are likely to have a beneficial effect on global markets and economies over the short term, but the long-term impact of these actions remains unknown.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Exxon Mobil Corp.	5.4%
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
AT&T, Inc.	3.1%
ACE Ltd.	2.9%
General Electric Co.	2.7%
Chevron Corp.	2.3%
Bristol-Myers Squibb Co.	2.1%
Occidental Petroleum Corp.	2.0%
Verizon Communications, Inc.	1.9%

28.7%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	22.0%
Financial	19.9%
Energy	14.4%
Communications	10.0%
Industrial	8.6%
Consumer, Cyclical	6.9%
Utilities	6.6%
Technology	4.8%
Basic Materials	3.2%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/01 - 12/31/08
Class S	-33.98%	0.48%	0.66%
Class A	-34.22%	0.04%	0.22%
Class A (sales load deducted)*	-38.01%	-1.14%	-0.62%
Class Y	-33.97%	0.45%	0.61%
Class L	-34.04%	0.30%	0.48%

Russell 1000 Value Index	-36.85%	-0.79%	0.78%+

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-34.42%	-0.25%	4.12%
Class N (CDSC fees deducted)*	-35.06%	-0.25%	4.12%

Russell 1000 Value Index	-36.85%	-0.79%	3.79%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Value Equity Fund – and who is the Fund’s sub-adviser?

The Fund seeks long-term growth of capital by investing in securities of companies that the Fund’s sub-adviser believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. The Fund’s sub-adviser is Pyramis Global Advisors, LLC (Pyramis).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -38.33%, lagging the -36.85% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

During 2008, seven of 10 sectors detracted from the Fund’s relative performance. Stock selection in the energy, utilities and consumer staples sectors detracted the most from the Fund’s performance relative to the benchmark, while financials was the largest sector contributor.

In the energy sector, the portfolio’s overweight position relative to the benchmark in refiner Valero Energy was the largest detractor from returns. Valero shares fell about 68% as sharply rising oil and gasoline prices earlier in the year squeezed refining margins and reduced earnings. Among utilities, overweight positions in electric utility Reliant Energy and gas utility Energen hurt performance. Reliant Energy shares fell 68% as the company cut its outlook due to Hurricane Ike and lower commodity prices. Energen shares dropped 54%, mainly due to the company’s exposure to lower natural gas prices, as a significant portion of its production is unhedged. In the consumer staples sector, the portfolio’s overweight position in agribusiness and food products company Bunge Ltd. detracted from performance. Bunge shares dropped 55% as the freeze in the credit markets impacted many companies tied to farming, which is an extremely credit-dependent activity. Among individual holdings, the underweight position in pharmaceutical company Johnson & Johnson and an overweight position in mortgage finance company Fannie Mae were among the largest detractors from the Fund’s performance. Johnson & Johnson shares fell 7%, but outperformed the benchmark by a wide margin. Fannie Mae shares fell 74%, as the U.S. Treasury placed both it and Freddie Mac into conservatorship and announced plans to purchase mortgage-backed securities issued by the two companies.

Among financials, the Fund’s underweight position in commercial bank Wachovia and an overweight stake in Wells Fargo were the largest portfolio contributors. Wachovia shares fell nearly 85% amid the ongoing credit and liquidity crisis and mounting losses in the company’s mortgage portfolio. Wachovia subsequently agreed to be sold to Wells Fargo for more than $15 billion. Wells Fargo shares gained nearly 2% as investors speculated that the company would benefit from cost and revenue synergies following its acquisition of Wachovia – and that the worst of the credit and mortgage-related writedowns are behind it. (A writedown is the reduction of the book value of an asset because it is overvalued compared to the market value.) The Fund’s overweight position in insurer ACE Ltd. also added to performance, as ACE outperformed the benchmark significantly thanks to investor expectations for improved insurance industry fundamentals in 2009.

What is your outlook?

The portfolio is invested in stocks trading at material discounts to our assessment of their worth. As issues in the credit markets continue, we look to own companies with strong balance sheets and minimal exposure to these problems. In the financials sector, the portfolio has an overweight position in selected insurance companies that we feel have the strongest balance sheets and least credit exposure. We are also maintaining overweight positions in Goldman Sachs and Wells Fargo, which we expect will directly benefit from the proposed government bailout of troubled mortgage securities and have strong capital positions – despite the portfolio’s underweight position in the banking group overall. The portfolio is

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

also holding an underweight position in real estate investment trusts (REITs), which we believe more than reflect their intrinsic valuations. In the health care sector, the portfolio has an overweight position in health care service providers because of improving medical loss ratio trends driven by lower usage rates by subscribers amid the weak economy. Finally, the portfolio holds overweight positions in selected food/staples retailers whose businesses we expect to remain stable amid the slowing economic environment – and selected retailers that may benefit from lower oil prices and government intervention in the mortgage markets.

MassMutual Select Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Exxon Mobil Corp.	6.5%
Pfizer, Inc.	3.3%
Wells Fargo & Co.	3.2%
ConocoPhillips	3.2%
AT&T, Inc.	3.0%
General Electric Co.	2.3%
Chevron Corp.	2.1%
The Procter & Gamble Co.	2.1%
Wyeth	2.0%
Bank of America Corp.	2.0%

29.7%

MassMutual Select Value Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Financial	22.9%
Consumer, Non-cyclical	21.7%
Energy	16.7%
Industrial	10.4%
Communications	9.6%
Utilities	6.2%
Consumer, Cyclical	5.6%
Basic Materials	2.4%
Technology	1.7%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/01 - 12/31/08
Class S	-38.33%	-1.86%	-1.36%
Class A	-38.67%	-2.29%	-1.81%
Class A (sales load deducted)*	-42.20%	-3.45%	-2.56%
Class Y	-38.45%	-1.90%	-1.42%
Class L	-38.48%	-2.06%	-1.56%

Russell 1000 Value Index	-36.85%	-0.79%	0.12%

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-38.86%	-2.59%	1.67%
Class N (CDSC fees deducted)*	-39.45%	-2.59%	1.67%

Russell 1000 Value Index	-36.85%	-0.79%	3.79%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Large Cap Value Fund – and who is the Fund’s sub-adviser?

The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund’s sub-adviser believes foster the creation of long-term value – such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Fund’s sub-adviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -39.73%, trailing the -37.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the -36.85% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The sectors within the S&P 500 Index that turned in the weakest performance in 2008 were financials, materials and information technology. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples and health care.

The Fund’s holdings in the financials sector outperformed the corresponding sector within the benchmark, but were still the greatest detractors from performance. A higher relative average weighting in this sector detracted from both absolute and relative performance. American International Group (AIG), American Express, Merrill Lynch, Berkshire Hathaway, Loews and JPMorgan Chase substantially hampered performance. Conversely, Wells Fargo and Hartford Financial Services were among the top contributors to the Fund’s performance.

Energy holdings also worked against the Fund’s progress in 2008. The combination of an overweight position and the underperformance of the Fund’s energy companies versus the benchmark was detrimental. ConocoPhillips and China Coal Energy were among the top detractors for the year.

The Fund’s relative performance benefited from holding an overweight position in consumer staples companies. Unfortunately, the Fund’s consumer staples holdings underperformed the corresponding sector within the benchmark. Walmart was among the most important contributors to performance, while Costco was among the most significant detractors. (The Fund no longer owned Walmart as of the end of 2008.)

The Fund’s relative performance was harmed by having an underweight position in health care companies. The Fund’s health care holdings underperformed the benchmark – despite the fact that Schering Plough was among the top contributors to overall performance for the year. H&R Block, a consumer discretionary company, was the most important contributor to the Fund’s performance in 2008.

The Fund held approximately 9% of assets in foreign companies (including American Depositary Receipts) as of December 31, 2008. Overall, these companies underperformed the domestic companies held by the Fund during the year.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?

We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company’s long-term business fundamentals. As of December 31, 2008, four companies had dropped out of the Fund’s top 10 holdings from December 31, 2007. Two of these holdings, Microsoft and American Express, were still among the Fund’s top 20 holdings as 2009 began. Three new additions to the Fund’s top 10 holdings at the end of 2008 included Wells Fargo, Comcast and EOG Resources – all of which were among the Fund’s top 20 holdings at the end of 2007.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Costco Wholesale Corp.	5.1%
Berkshire Hathaway, Inc. Class A	5.0%
Wells Fargo & Co.	4.4%
JPMorgan Chase & Co.	4.3%
Occidental Petroleum Corp.	4.3%
ConocoPhillips	4.3%
Devon Energy Corp.	3.4%
Philip Morris International, Inc.	3.4%
EOG Resources, Inc.	3.0%
Comcast Corp. Special Class A	2.4%

39.6%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Financial	27.6%
Energy	17.6%
Consumer, Non-cyclical	17.4%
Consumer, Cyclical	10.3%
Industrial	6.7%
Technology	6.2%
Communications	6.2%
Basic Materials	2.5%
Diversified	0.7%
Utilities	0.2%

Total Long-Term Investments	95.4%
Short-Term Investments and Other Assets and Liabilities	4.6%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Class S	-39.73%	-2.33%	-1.76%
Class A	-39.96%	-2.80%	-2.23%
Class A (sales load deducted)*	-43.41%	-3.94%	-2.90%
Class Y	-39.72%	-2.41%	-1.84%
Class L	-39.85%	-2.55%	-2.00%

S&P 500 Index#	-37.00%	-2.19%	-3.65%
Russell 1000 Value Index	-36.85%	-0.79%	0.83%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-40.18%	-3.07%	1.73%
Class N (CDSC fees deducted)*	-40.75%	-3.07%	1.73%

S&P 500 Index#	-37.00%	-2.19%	2.39%+
Russell 1000 Value Index	-36.85%	-0.79%	3.79%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Indexed Equity Fund – and who is the Fund’s sub-adviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index. The Fund’s sub-adviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -37.31%, moderately trailing the -37.00% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

All benchmark sectors posted negative returns for the time period. Information technology returned -43.14%. Energy, health care and financials, which cumulatively accounted for 41.4% of the benchmark, returned -34.87%, -22.81% and -55.32%, respectively, for the year.

The year 2008 was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The near collapse of Bear Stearns in March of 2008, and the subsequent U.S. Government-orchestrated purchase of the bank by J.P. Morgan marked the beginning of a series of bank failures and government interventions. Following the bailout of Fannie Mae and Freddie Mac, the bankruptcy filing of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the provision of an $85 billion emergency rescue loan to insurance giant American International Group (AIG) and the failure of Washington Mutual, a comprehensive fiscal rescue plan was developed by U.S. Government officials and congressional lawmakers.

The election of Barack Obama as the 44th president of the United States sparked a brief rally in early November, but market volatility subsequently continued nearly unchecked, as grim economic news persisted – including the announcement that the U.S. officially slid into a recession in December of 2007.

Oil prices peaked in the third quarter of 2008 and fell throughout the fourth quarter, closing at $41.02 a barrel on December 31.

What is your outlook?

As we entered 2009, investors faced a wide array of challenges. These included the ongoing housing and subprime mortgage crises, rapidly escalating unemployment, and the new threat of deflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark during 2009.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Indexed Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Exxon Mobil Corp.	5.0%
The Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.8%
Wal-Mart Stores, Inc.	1.5%
Pfizer, Inc.	1.5%
JPMorgan Chase & Co.	1.4%

21.7%

MassMutual Select Indexed Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	25.0%
Energy	13.0%
Financial	12.7%
Industrial	11.0%
Communications	10.5%
Technology	10.0%
Consumer, Cyclical	7.9%
Utilities	4.0%
Basic Materials	2.8%
Diversified	0.1%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Class S	-37.31%	-2.62%	-1.82%
Class A	-37.44%	-2.89%	-2.18%
Class A (sales load deducted)*	-41.04%	-4.03%	-2.75%
Class Y	-37.31%	-2.64%	-1.85%
S&P 500 Index	-37.00%	-2.19%	-1.38%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class L and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 7/1/99 - 12/31/08
Class L	-37.33%	-2.65%	-3.17%
S&P 500 Index	-37.00%	-2.19%	-2.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

TOTAL RETURN Class Z	One Year 1/1/08 - 12/31/08 -37.17%	Five Year Average Annual 1/1/04 - 12/31/08 -2.39%	Since Inception Average Annual 5/1/01 - 12/31/08 -2.56%
S&P 500 Index	-37.00%	-2.19%	-2.36%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-37.64%	-3.18%	1.34%
Class N (CDSC fees deducted)*	-38.25%	-3.18%	1.34%
S&P 500 Index	-37.00%	-2.19%	2.39%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Core Opportunities Fund – and who is the Fund’s sub-adviser?

The Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s sub-adviser seeks to invest in both growth and value securities. The Fund’s sub-adviser is Victory Capital Management Inc. (Victory).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -38.24%, trailing the -37.00% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The Fund’s underperformance for 2008 was primarily due to a decline in certain holdings within the oil industry. Oil continued its decline to $40 per barrel and natural gas prices continued downward in the fourth quarter of 2008, as the deceleration in the global economy continued. Within the portfolio, shares of Chesapeake Energy fell after the company experienced its first earnings miss in five years – in tandem with an ill-timed equity issuance, which shook investor confidence in management. Halliburton and Schlumberger also detracted from the portfolio’s performance, as the prospects for near-term drilling and exploration projects dimmed as a consequence of the lower price of oil.

The consumer staples sector was the portfolio’s best-performing sector for the year, underscoring its defensive nature. The drug industry led the market in the fourth quarter of 2008, due to depressed valuations, flexible balance sheets and extremely low expectations. The food and beverage industry also performed well, relative to the benchmark. Notable portfolio performers within the sector were Archer Daniels Midland, Genentech Inc. and Amgen.

What is your outlook?

On a positive note, a global coordinated effort to stabilize financial markets and stimulate economic activity has been undertaken, which should provide support and eventually work as a catalyst for future growth. Additionally, earnings expectations are being adjusted downward to account for the difficult environment, which will make it easier for companies to achieve or outperform estimates in 2009.

The market may have bottomed amidst the extreme pessimism and unprecedented volatility experienced in the latter part of 2008. While unemployment, lower corporate and consumer spending, and slower global economic growth are still major challenges, the market is coming off its worst period in decades and, as a leading indicator of future activity, has priced in much of the bad news. We remain constructive on the longer-term outlook, although we remain cognizant of the short-term risks. Average declines during bear markets are approximately 30%, and we have experienced more than a 50% decline from the October 2007 high. Equity valuations are at 10-year lows, and compare very favorably to competing asset classes. Enormous flows into risk-averse money market funds and short-term Treasury bills could provide the fuel for a significant equity advance in the coming year, as investors gain confidence to move up the risk spectrum into equities and corporate bonds.

The Fund’s positioning has primarily been defensive throughout this difficult time, with its largest overweight position relative to the benchmark in the consumer cyclicals sector. Reflecting unprecedented uncertainties, the portfolio is increasingly defensive and focused on higher-quality, domestically oriented companies.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

As we began 2009, the portfolio held an underweight position in the capital goods sectors, global economies continued to deteriorate and margins, in our view, still had significant room to fall from recent peaks for most industrial companies. We lowered the Fund’s weighting in financials to an underweight position, as we believe that U.S. Government intervention and the potential for additional capital increases risks for existing shareholders. We continue to place emphasis within financials on companies deemed to be the market share takers and long-term survivors.

MassMutual Select Core Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Lowe’s Cos., Inc.	4.4%
McDonald’s Corp.	4.2%
Johnson & Johnson	3.9%
PepsiCo, Inc.	3.7%
Halliburton Co.	3.6%
Intel Corp.	3.5%
Wal-Mart Stores, Inc.	3.2%
United Parcel Service, Inc. Class B	3.2%
Boeing Co.	3.1%
Microsoft Corp.	3.1%

35.9%

MassMutual Select Core Opportunities Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	20.4%
Consumer, Cyclical	18.9%
Technology	14.2%
Financial	11.9%
Energy	9.1%
Industrial	7.5%
Basic Materials	4.4%
Communications	4.1%
Utilities	2.3%

Total Long-Term Investments	92.8%
Short-Term Investments and Other Assets and Liabilities	7.2%

Net Assets	100.0%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 3/31/06 - 12/31/08
Class S	-38.24%	-10.65%
Class A	-38.61%	-11.11%
Class A (sales load deducted)*	-42.14%	-13.00%
Class Y	-38.36%	-10.77%
Class L	-38.43%	-10.88%
Class N	-38.81%	-11.38%
Class N (CDSC fees deducted)*	-39.41%	-11.38%

S&P 500 Index	-37.00%	-10.44%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Blue Chip Growth Fund – and who is the Fund’s sub-adviser?

The Fund seeks growth of capital over the long term by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. The Fund’s sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -42.45%, lagging the -38.44% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also underperformed the -37.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Consumer staples stocks were the primary detractor from the Fund’s results relative to the benchmark, as the portfolio held an underweight position in this top-performing sector. A substantially overweight position in financials, the worst benchmark performer, was also a major detractor from the Fund’s full-year performance. Stock selection in the capital markets industry had a negative impact. The high-margin business model of capital markets is expected to come under intensified scrutiny in the wake of U.S. Treasury bailouts for many companies in the financials sector. In order to receive government assistance, some traditional investment banks, such as portfolio holdings Morgan Stanley and Goldman Sachs, transformed into traditional deposit-accepting banks. With lower expectations, both of these companies drastically cut expenses, including staffing and compensation. Ameriprise Financial’s stock fell on investor concerns about insurance companies. As 2008 came to a close, the portfolio held an overweight position in the financials sector, almost exclusively in capital markets. While cautious, we believe selected capital markets companies are attractively priced.

Consumer discretionary underperformed on stock selection, notably in the hotels, restaurants and leisure industries. Gaming holdings, including Las Vegas Sands and MGM Mirage, notably disappointed. In past downturns, gaming stocks have generally been more defensive than others in the sector, but the current global credit crisis has severely limited access to financing and hampered development efforts. The portfolio has maintained its slightly overweight position in consumer discretionary, concentrated in Internet and catalog retail industry and hotels stocks.

Health care contributed positively to the Fund’s performance, due to both its place as the second-best performer in the benchmark, and the portfolio’s substantially overweight position relative to the benchmark in that sector. Within health care, biotechnology stocks performed strongly. Gilead Sciences continued to gain market share with an impressive HIV therapy franchise. Shares of Genentech were boosted by an acquisition bid from Swiss pharmaceutical maker Roche. Genentech also received Food and Drug Administration approval for Avastin, a drug used in the treatment of breast cancer. The portfolio also benefited from avoiding companies expected to be negatively affected by anticipated health care reform. The portfolio maintained a notably overweight position in this sector, on the belief that it offers some of the most attractive near-term growth opportunities. The Fund’s underweight position in the energy sector also produced positive relative results. With falling energy prices in the second half of the year, the sector tumbled and was the second-worst performer in the benchmark for the year.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?

While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Gilead Sciences, Inc.	3.4%
Google, Inc. Class A	3.3%
Genentech, Inc.	3.2%
Apple, Inc.	3.1%
Amazon.com, Inc.	3.0%
Danaher Corp.	2.8%
Microsoft Corp.	2.5%
Wal-Mart Stores, Inc.	2.1%
Celgene Corp.	2.0%
Qualcomm, Inc.	2.0%

27.4%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	29.3%
Communications	17.9%
Technology	15.0%
Consumer, Cyclical	11.3%
Financial	11.1%
Energy	6.9%
Industrial	4.6%
Basic Materials	3.4%
Utilities	0.5%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 6/1/01 - 12/31/08
Class S	-42.45%	-4.99%	-5.44%
Class A	-42.77%	-5.48%	-5.92%
Class A (sales load deducted)*	-46.06%	-6.59%	-6.66%
Class Y	-42.53%	-5.09%	-5.56%
Class L	-42.59%	-5.23%	-5.68%

Russell 1000 Growth Index#	-38.44%	-3.42%	-4.37%
S&P 500 Index	-37.00%	-2.19%	-2.48%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-42.89%	-5.73%	-1.37%
Class N (CDSC fees deducted)*	-43.46%	-5.73%	-1.37%

Russell 1000 Growth Index#	-38.44%	-3.42%	1.45%+
S&P 500 Index	-37.00%	-2.19%	2.39%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Diversified Growth Fund – and who are the Fund’s sub- advisers?

This Fund seeks long-term growth of capital by investing primarily in U.S. common stocks. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. The Fund is managed by three sub-advisers: Wellington Management Company, LLP (Wellington Management), which oversaw approximately 39% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 37% of the Fund’s portfolio; and Legg Mason Capital Management, Inc. (Legg Mason), which managed approximately 24% of the Fund’s portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -47.94%, underperforming the -38.44% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Fund’s Wellington Management component, the portfolio trailed the benchmark for the year, led by weak stock selection in the health care and consumer discretionary sectors. The energy and utilities sectors contributed positively to performance. The most significant negative impact to performance came in the first quarter of 2008 as a result of the portfolio’s health care services exposure. Within health care, Coventry Health Care, UnitedHealth Group and WellPoint were among the largest detractors. Within consumer discretionary, DISH Network, ITT Educational Services and Abercrombie & Fitch were among the laggards. Conversely, the energy sector’s positive contribution to the portfolio’s relative results came primarily from its underweight position relative to the benchmark in energy equipment and services companies.

For the Fund’s T. Rowe Price component, all benchmark sectors posted double-digit negative returns for 2008, but the consumer staples and health care sectors held up better than the rest, as demand in these two groups is typically less affected by an economic slowdown. Conversely, financials and energy were the biggest losers, each dropping more than 50%. Turning to the portfolio itself, health care holdings outperformed on a substantial overweight position, as this was the second-best performer in the benchmark. Biotechnology stocks performed strongly – and the portfolio benefited from avoiding companies that are expected to be negatively affected by anticipated health care reform. The portfolio’s underweight position in the energy sector produced positive results relative to the benchmark, as falling energy prices in the second half of the year resulted in the sector being the second-worst performer in the benchmark for 2008.

Consumer staples was the primary detractor from T. Rowe Price’s relative results, as the portfolio held an unfavorably underweight position in this top-performing benchmark sector. A substantial overweight position in financials, the worst benchmark performer, was also a major detractor from the portfolio’s performance – as stock selection in the capital markets industry had a negative impact. Consumer discretionary also hampered the portfolio’s results due to less-than-favorable stock selection, notably in the hotels, restaurants and the leisure industry, where Las Vegas Sands and MGM Mirage notably disappointed.

With respect to the Fund’s Legg Mason component, losses in the financial sector were a primary culprit for the portfolio’s significant underperformance of the benchmark, with primary detractors for the year including Citigroup, American International Group (AIG), Freddie Mac and Merrill Lynch. Each of these companies suffered multi-billion-dollar writedowns from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or being taken over. (A writedown involves the reduction of the book value of an asset because it is overvalued compared to the market value.) Reliant Energy tumbled after it was forced to seek more expensive financing for its power retail business, and

MassMutual Select Diversified Growth Fund – Portfolio Manager Report (Continued)

worries emerged that the company might have to find a partner. Mobile phone company Nokia hit a rough patch and saw its share price slide, as worries emerged over both the size of the addressable market and Nokia’s market share.

What is your outlook?

While many hope that the worst of the market volatility has run its course, we believe it is very likely that the markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are, in our view, compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

MassMutual Select Diversified Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Microsoft Corp.	3.2%
Google, Inc. Class A	2.5%
Wal-Mart Stores, Inc.	2.4%
Qualcomm, Inc.	2.2%
Amazon.com, Inc.	2.0%
Cisco Systems, Inc.	1.9%
Apple, Inc.	1.9%
Hewlett-Packard Co.	1.8%
Gilead Sciences, Inc.	1.7%
Philip Morris International, Inc.	1.4%

21.0%

MassMutual Select Diversified Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	26.2%
Technology	15.6%
Communications	15.5%
Industrial	10.6%
Consumer, Cyclical	10.1%
Financial	7.8%
Energy	7.4%
Basic Materials	3.4%
Funds	1.4%
Utilities	0.8%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Select Diversified Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 12/17/07 - 12/31/08
Class S	-47.94%	-46.59%
Class A	-48.23%	-46.87%
Class A (sales load deducted)*	-51.21%	-49.81%
Class Y	-47.98%	-46.62%
Class L	-48.10%	-46.74%
Class N	-48.35%	-47.04%
Class N (CDSC fees deducted)*	-48.86%	-47.55%

Russell 1000 Growth Index	-38.44%	-38.44%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Large Cap Growth Fund – and who is the Fund’s sub- adviser?

The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund’s sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -41.00%, underperforming the -38.44% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

During 2008, strong stock selection in the health care and consumer discretionary sectors could not overcome weak stock selection in the information technology and financials sectors. From an allocation perspective, the portfolio’s overweight position in health care was a contributor to its performance relative to the benchmark, while an overweight position in the financials sector detracted.

Four of the top five contributors in 2008 were health care stocks. The best performer, Gilead, is a dominant force in developing genetic drugs for HIV treatments and other expanding segments. With no net debt, steadily expanding cash flow, low patent expiration risk and a strong pipeline of new drugs, Gilead is in an ideal position to continue boosting market share. Other contributors from the health care sector included Teva Pharmaceuticals, Genentech and Celgene. Rounding out the top five portfolio performers was Wrigley in consumer staples – reaffirming the defensive nature of stocks that outperformed. Detractors for the year included CME Group, Google, Nvidia, MEMC Electronic and Apple.

During the year, the wholesale “flight to safety” intensified, as evidence mounted that the global economy was entering a severe slowdown. No equity sector was spared from 2008’s broad downturn, as every sector of the market declined. Consumer staples stocks plunged the least, while energy and financials fared worst. Not surprisingly given growth stocks’ generally higher-risk profile, the benchmark Russell 1000 Growth Index finished slightly below the Russell 1000 Value Index for the year. Volatility and risk aversion intensified as panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk.

What is your outlook?

Economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the deleveraging (i.e., debt reduction) in financial markets. As a result, credit is tightening and consumers, corporations and municipal governments are spending less, which slows the economy further. But the cycle can be broken. While the current crisis is as severe as any in modern history, the magnitude and global scope of the policy response in both developed and developing economies is unparalleled. Some market adjustments – such as major fiscal stimulus plans, aggressive monetary easing, government guarantees of bank deposits and liabilities, a plunge in oil prices and lower interbank lending rates – are helping as well.

It is typical in extreme markets that once risk aversion gets broadly priced into stocks, investor selectivity starts to resurface, with investor sentiment typically favoring the higher-quality, more-resilient growth companies in which we’ve been well represented. History also illustrates that the most reliable investment strategy during turbulent periods is to maintain exposure to companies with the financial resources to prosper and those positioned to capture extraordinary upside opportunities in an eventual

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

recovery. Therefore, our current strategy continues to stress exposure to companies that enjoy the dynamics of leadership in their basic area of business.

Looking ahead, there can be no guarantees of market behavior, but history suggests current pricing is unsustainable. We are balancing the need for short-term stability against our desire to remain poised to take advantage of stocks that may be rewarded.

MassMutual Select Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Hewlett-Packard Co.	6.1%
Gilead Sciences, Inc.	5.6%
Google, Inc. Class A	5.5%
Genentech, Inc.	4.6%
Apple, Inc.	4.3%
Cisco Systems, Inc.	3.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3.1%
Celgene Corp.	3.0%
Schlumberger Ltd.	3.0%
PepsiCo, Inc.	2.9%

41.8%

MassMutual Select Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	38.3%
Technology	15.3%
Communications	12.8%
Financial	9.2%
Consumer, Cyclical	7.9%
Energy	7.5%
Basic Materials	3.7%
Industrial	2.6%

Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%

Net Assets	100.0%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/01 - 12/31/08
Class S	-41.00%	-3.82%	-4.88%
Class A	-41.30%	-4.26%	-5.32%
Class A (sales load deducted)*	-44.67%	-5.39%	-6.11%
Class Y	-41.08%	-3.88%	-4.95%
Class L	-41.24%	-3.81%	-4.94%

Russell 1000 Growth Index	-38.44%	-3.42%	-3.38%+

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-41.40%	-4.26%	-0.43%
Class N (CDSC fees deducted)*	-41.99%	-4.26%	-0.43%

Russell 1000 Growth Index	-38.44%	-3.42%	1.45%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Aggressive Growth Fund – and who are the Fund’s sub- advisers?

The Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities. The Fund’s sub-advisers are Sands Capital Management, LLC (Sands Capital), which was responsible for approximately 56% of the Fund’s portfolio; and Delaware Management Company (DMC), which oversaw approximately 44% of the Fund’s portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -46.53%, underperforming the -38.44% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The two portfolio components faced numerous challenges throughout the year ended December 31, 2008. The Sands Capital component’s underperformance relative to the benchmark during the reporting period was primarily attributable to security selection. Overweight positions relative to the benchmark in Las Vegas Sands, National Oilwell Varco, Google, Intuitive Surgical and CME Group were the most significant detractors from relative performance during 2008. On the other hand, the largest contributors to relative performance during the year were Genentech, Qualcomm and Monsanto.

With respect to the DMC component, the largest impact to performance in 2008 came from multiple contractions, as companies that missed earnings estimates by any amount or gave guidance that future profit growth could slow just a bit seemed to get punished. Examples included Fund holdings Chicago Mercantile Exchange (CME) and MasterCard (MA). These two companies have historically maintained relatively steady businesses. Their business models are outstanding, in our opinion, but during 2008, both either experienced a slowdown from peak business levels (CME over the past year) or tempered their growth outlook slightly (MA’s most recent quarterly report). In both instances, they took tremendous multiple hits.

We responded to the turbulent climate during 2008 in the same way we have to tumultuous markets in the past – by consolidating assets into positions we are comfortable with, paring down any positions we’re uncertain about and increasing portfolio allocation to stocks that we especially believe in. We also “traded up” in quality by adding to companies with very strong balance sheets and capital structures in our view, as well as solid business models that we believe should weather economic uncertainty well. We spent much of the last several months adding to position weights based on conviction and/or moving opportunistically when we believe the market has gone too far.

What is your outlook?

We are not bullish on the global economy – we expect the massive unwinding of credit will be costly in terms of the broad-based contraction of lending and its ancillary effects on the global economy. Nevertheless, our belief is that the market has appeared to have already priced in very bad news, and the heavy technical selling in the fourth quarter of 2008 may have advanced the timing of much of the earnings disappointments and/or downward earnings revisions to come in the next several quarters. Consequently, we believe equities are generally at attractive prices. Furthermore, we believe that our philosophy of remaining fully invested at all times will help the portfolio benefit on the upside, as we expect market moves that occur in the recovery portion of the economic life cycle have the potential to be swift and sharp.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Aggressive Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Google, Inc. Class A	5.9%
IntercontinentalExchange, Inc.	5.8%
Apple, Inc.	5.4%
Allergan, Inc.	4.7%
Visa, Inc. Class A	4.7%
Qualcomm, Inc.	4.4%
Amazon.com, Inc.	3.9%
Genzyme Corp.	3.7%
CME Group, Inc.	3.3%
National Oilwell Varco, Inc.	3.1%

44.9%

MassMutual Select Aggressive Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	30.7%
Communications	19.9%
Technology	15.3%
Financial	10.0%
Energy	8.5%
Consumer, Cyclical	7.3%
Industrial	3.0%
Basic Materials	2.8%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Class S	-46.53%	-4.76%	-10.11%
Class A	-46.67%	-5.20%	-10.54%
Class A (sales load deducted)*	-49.73%	-6.32%	-11.15%
Class Y	-46.49%	-4.83%	-10.19%
Class L	-46.60%	-5.00%	-10.33%

Russell 1000 Growth Index	-38.44%	-3.42%	-8.22%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-46.88%	-5.50%	-0.28%
Class N (CDSC fees deducted)*	-47.38%	-5.50%	-0.28%

Russell 1000 Growth Index	-38.44%	-3.42%	1.45%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select NASDAQ-100® Fund – and who is the Fund’s sub-adviser?	The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. The Fund’s sub-adviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -42.24%, underperforming the -41.89% return of the NASDAQ-100 Index (the “benchmark”). The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

All benchmark sectors posted negative returns for the time period. Information technology, the largest sector in the benchmark, returned -46.90% for the full year. The two next-largest sectors, consumer discretionary and health care, returned -46.09% and -8.66%, respectively, for the year.

The year 2008 was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The near collapse of Bear Stearns in March of 2008, and the subsequent U.S. Government-orchestrated purchase of the bank by J.P. Morgan marked the beginning of a series of bank failures and government interventions. Following the bailout of Fannie Mae and Freddie Mac, the bankruptcy filing of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the provision of an $85 billion emergency rescue loan to insurance giant American International Group (AIG) and the failure of Washington Mutual, a comprehensive fiscal rescue plan was developed by U.S. Government officials and congressional lawmakers.

The election of Barack Obama as the 44th president of the United States sparked a brief rally in early November, but market volatility subsequently continued nearly unchecked, as grim economic news persisted – including the announcement that the U.S. officially slid into a recession in December of 2007.

Oil prices peaked in the third quarter of 2008 and fell throughout the fourth quarter, closing at $41.02 a barrel on December 31.

What is your outlook?

As we entered 2009, investors faced a wide array of challenges. These included the ongoing housing and subprime mortgage crises, rapidly escalating unemployment, and the new threat of deflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark during 2009.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report (Continued)

MassMutual Select NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Apple, Inc.	9.7%
Qualcomm, Inc.	6.6%
Microsoft Corp.	5.5%
Gilead Sciences, Inc.	4.2%
Google, Inc. Class A	4.1%
Oracle Corp.	3.5%
Cisco Systems, Inc.	3.1%
Intel Corp.	2.6%
Amgen, Inc.	2.6%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.5%

44.4%

MassMutual Select NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Technology	37.0%
Communications	25.3%
Consumer, Non-cyclical	23.6%
Consumer, Cyclical	7.7%
Industrial	3.7%
Energy	0.9%
Basic Materials	0.7%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MassMutual Select NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ-100 Index®.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Class S	-42.24%	-4.01%	-12.62%
Class A	-42.44%	-4.49%	-13.06%
Class A (sales load deducted)*	-45.75%	-5.61%	-13.65%
Class Y	-42.08%	-4.04%	-12.69%
Class L	-42.29%	-4.23%	-12.84%

NASDAQ-100 Index	-41.89%	-3.76%	-12.28%

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ-100 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-42.60%	-4.73%	2.37%
Class N (CDSC fees deducted)*	-43.18%	-4.73%	2.37%

NASDAQ-100 Index	-41.89%	-3.76%	3.52%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Focused Value Fund – and who is the Fund’s sub-adviser?	The Fund seeks growth of capital over the long-term by investing primarily in a non-diversified portfolio of U.S. equity securities. The Fund’s sub-adviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -42.82%, underperforming the -37.60% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The year 2008 was one of bad news. We now know that the U.S. recession started in December 2007. Every statistic released in recent months confirms significant economic weakness, and the reported GDP (Gross Domestic Product) decline of this cycle may surpass that of every economic downturn since the Great Depression.

We manage the Fund with a bottom-up investment approach that focuses on individual stock selection. As such, sector and industry selection are a result of this process. Against the challenging investment environment in 2008, industrial and energy stocks were most helpful to the portfolio’s performance relative to its benchmark. The portfolio’s allocation to energy was increased in the fourth quarter of 2008, with the addition of Apache Corporation and National Oilwell Varco. We believe these are quality companies with attractive valuations – and took advantage of the opportunity to purchase them when overall energy stock prices declined.

The Fund’s consumer discretionary holdings were the main detractors for the year. We sold several of these positions and reduced the Fund’s consumer discretionary names by half, as these companies continued to be hindered by the sluggish economy. Conversely, the Fund retained the vast majority of its financial and technology holdings based on our belief that these firms are poised to perform well when the economic cycle improves.

In addition to the aforementioned new energy holdings, new companies we added to the portfolio during 2008 included CarMax, Dr. Pepper Snapple Group and Starwood Hotels & Resorts. Companies we eliminated from the portfolio during the year were Cablevision Systems, Liberty Capital Group, McDonald’s, Time Warner and Virgin Media.

What is your outlook?

In our view, attractive investment opportunities become more plentiful by the day. Our primary focus is squarely on businesses with the financial strength to weather a harsh environment in which investors have marked down the price to a significant discount to what our best estimate is of the enterprise’s intrinsic worth. Across the board, our analysts have assumed substantial weakness in earnings and cash flow for an extended period.

Still, our approved list of stocks trades at levels we have rarely witnessed. Based on our sense of “trend” profitability, the portfolio’s stocks trade at less than 10 times earnings, less than six times cash flow and at near 50% of fair value. Furthermore, the average industrial business in the Fund’s portfolio covers its debt costs 10-to-1 (as of September 30, 2008), a reassuring indicator of financial strength.

Even if our analysts have overestimated trend earnings by 50%, targeted portfolio stocks still sell at not much more than the average historical market price-to-earnings (P/E) ratio. We believe that all of these factors will give the Fund’s portfolio the potential to perform well over the long term.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Intel Corp.	9.2%
Robert Half International, Inc.	6.6%
Carnival Corp.	6.5%
Hewlett-Packard Co.	5.8%
Starwood Hotels & Resorts Worldwide, Inc.	5.7%
Discover Financial Services	5.4%
Tiffany & Co.	5.3%
Morgan Stanley	4.6%
Merrill Lynch & Co., Inc.	4.6%
National Semiconductor Corp.	4.6%

58.3%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Cyclical	28.0%
Technology	23.7%
Financial	21.5%
Consumer, Non-cyclical	10.9%
Energy	5.5%
Communications	4.3%
Industrial	1.9%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Class S	-42.82%	-4.06%	4.71%
Class A	-43.10%	-4.55%	4.19%
Class A (sales load deducted)*	-46.37%	-5.67%	3.48%
Class Y	-42.89%	-4.16%	4.60%
Class L	-42.98%	-4.30%	4.44%

Russell 1000 Index	-37.60%	-2.04%	-3.49%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-43.29%	-4.83%	2.24%
Class N (CDSC fees deducted)*	-43.83%	-4.83%	2.24%

Russell 1000 Index	-37.60%	-2.04%	2.68%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid-Cap Value Fund – and who is the Fund’s sub-adviser?

The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s sub-adviser is Cooke & Bieler, L.P. (Cooke & Bieler).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -32.61%, outperforming the -38.44% return of Russell Midcap® Value Index (the “benchmark”), an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Throughout 2008, we believe that our bias toward companies with competitive advantages, cash flow and conservative balance sheets benefited the Fund. Performance attribution analysis shows that, during this time frame, all of the Fund’s outperformance resulted from favorable stock selection. On the other hand, contributions from sector weightings proved slightly negative during 2008, as the portfolio’s underweight position relative to the benchmark in utilities detracted from Fund results.

Although the issue of quality was the main factor differentiating stocks in all sector and industry groups, another factor of importance was cyclicality – or lack thereof. Companies and industries that are not impacted much by the economic cycle performed relatively well throughout the year. In fact, the three best contributors in the portfolio for the year – Family Dollar Stores, Corinthian Colleges and Alpharma – all have business models that are non-cyclical, or even counter-cyclical, in nature.

Conversely, two of the Fund’s worst contributors for the year – Pilgrim’s Pride and MoneyGram – turned out to be of much poorer quality than we originally estimated. We responded by acknowledging our errors and selling these poor performers.

What is your outlook?

Looking forward, we remain cautiously optimistic about the prospects for stocks. Admittedly, we are in a recession, and it is likely to be a fairly deep one. But forecasts of a depression are overblown, in our opinion. And throughout history, recessions have generally provided good buying opportunities. Not only do the markets become generally cheap in a recession, but individual stocks can also become oversold when some investors are forced to liquidate and others choose to sell at distressed prices because of irrational fear. The astute, long-term investor can often find overlooked bargains if he/she remains disciplined and focused on an appropriately long time horizon. Indeed, we continue to uncover such opportunities.

The markets suffer violent swings in sentiment from time to time, as 2008 clearly demonstrated. We continue to believe that owning quality businesses and making sure we don’t pay too much for them is a simple formula that has the potential to win out in the long term.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Briggs & Stratton Corp.	4.4%
Quest Diagnostics, Inc.	3.9%
Arthur J. Gallagher & Co.	3.9%
International Flavors & Fragrances, Inc.	3.8%
Sanderson Farms, Inc.	3.5%
Willis Group Holdings Ltd.	3.4%
Corinthian Colleges, Inc.	3.3%
Family Dollar Stores, Inc.	3.3%
IMS Health, Inc.	3.3%
RenaissanceRe Holdings Ltd.	3.2%

36.0%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Financial	21.2%
Consumer, Non-cyclical	20.6%
Industrial	20.3%
Consumer, Cyclical	15.0%
Technology	9.5%
Basic Materials	6.2%
Communications	2.2%

Total Long-Term Investments	95.0%
Short-Term Investments and Other Assets and Liabilities	5.0%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell Midcap Value Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/29/06 - 12/31/08
Class S	-32.61%	-13.83%
Class A	-32.94%	-14.25%
Class A (sales load deducted)*	-36.79%	-16.39%
Class Y	-32.67%	-13.94%
Class L	-32.77%	-14.01%
Class N	-33.23%	-14.50%
Class N (CDSC fees deducted)*	-33.89%	-14.50%

Russell Midcap Value Index	-38.44%	-15.94%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 9/1/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Cap Value Equity Fund – and who is the Fund’s sub-adviser?	The Fund seeks to maximize total return through investment primarily in small-capitalization equity securities. The Fund’s sub-adviser is SSgA Funds Management, Inc. (SSgA FM).

How did the Fund perform during the 12 months ended December31, 2008?

The Fund’s Class S shares returned -32.97%, trailing the -28.92% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

This strategy employs a disciplined, risk-managed investment process that seeks to construct a diversified portfolio favoring attractively valued, high-quality stocks with strong growth and momentum characteristics. The success of the strategy’s stock selection model at differentiating winners and losers within the small-cap value universe is the key driver of relative performance. 2008 was a challenging year for the strategy, however, as the combination of a significant rise in market volatility and an increase in correlation of stock returns across the universe posed challenges for the stock selection process.

While market trends reversed frequently throughout the year, momentum-based investing best characterizes U.S. equity trends for most of 2008. Momentum-oriented stock selection models performed remarkably well over the first half of the year, as investors supported stocks with the strongest growth and momentum characteristics, such as energy and materials, while punishing beaten-down stocks such as financials and consumer discretionary. The poor performance of these cheaper stocks relative to their higher-priced counterparts caused value-oriented stock selection measures to be unsuccessful over this six-month time frame. This trend reversed aggressively during the third quarter of 2008, however, as the rotation in the equity markets away from energy and materials and towards financials and health care caused momentum-based stock selection measures to underperform, while value-oriented stock selection tools showed signs of recovery. Trend reversals continued into the fourth quarter of 2008, with the market’s return to momentum-based investing in October and November, followed by a switch back to value-based investing in December.

Historically, the strategy performs best when a trend is in place; it does not matter which trend is in place (e.g., bull/bear, growth/value, large-cap/small-cap). Often, we have found, the dominant theme leads the market – and historically, our stock selection process has exploited that trend and performed well. However, we have recently learned that our process may lag over the short term when market trends reverse, or if no clear trend exists. So it was to the Fund’s disadvantage that 2008 lacked a consistent, strong market theme.

What is your outlook?

While the past year has been difficult, SSgA FM’s enhanced equity investment team is optimistic about the strategy’s prospects for the next decade – and has confidence in its philosophy of owning stocks with strong growth prospects, attractive valuations and positive sentiment characteristics via a disciplined, risk-managed investment process.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Valuation-based stock selection models suffered throughout 2008, which challenged any investment process that incorporates value when picking stocks. This strong underperformance of value models has coincided with an aggressive widening of valuation spreads. The current level of dispersion between cheap and expensive stocks is greater than what was experienced in the run-up of the technology bubble in the late 1990s, when valuation spreads trended wide. Investors may recall that mid-2000 was the end of a strong momentum-based anti-valuation cycle and preceded a period of significantly positive relative performance from valuation-based stock pickers. Consequently, we believe that the value-based component will be a positive contributor to the strategy’s overall stock selection model in the years ahead.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Granite Construction, Inc.	0.8%
Ralcorp Holdings, Inc.	0.8%
Realty Income Corp.	0.7%
Aspen Insurance Holdings Ltd.	0.7%
Portland General Electric Co.	0.7%
California Water Service Group	0.7%
Emcor Group, Inc.	0.6%
Avista Corp.	0.6%
Southwest Gas Corp.	0.6%
Platinum Underwriters
Holdings Ltd.	0.6%

6.8%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Financial	35.6%
Industrial	13.8%
Consumer, Non-cyclical	11.8%
Consumer, Cyclical	10.9%
Utilities	7.4%
Technology	5.2%
Communications	5.0%
Basic Materials	3.7%
Energy	2.0%
Diversified	0.2%

Total Long-Term Investments	95.6%
Other Assets and Liabilities	4.4%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 3/31/06 - 12/31/08
Class S	-32.97%	-14.61%
Class A	-33.30%	-15.00%
Class A (sales load deducted)*	-37.13%	-16.81%
Class Y	-33.01%	-14.69%
Class L	-33.12%	-14.79%
Class N	-33.49%	-15.26%
Class N (CDSC fees deducted)*	-34.15%	-15.26%

Russell 2000 Value Index	-28.92%	-12.27%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Company Value Fund – and who are the Fund’s sub-advisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund is managed by three sub-advisers: T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 48% of the Fund’s portfolio; Federated Clover Investment Advisors (Federated Clover), which was responsible for approximately 37% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which managed approximately 15% of the Fund’s portfolio, as of December 31, 2008. Effective December 2, 2008, Clover Capital Management, Inc. (“Clover”) became Federated Clover Investment Advisors (Federated Clover) following Clover’s acquisition by Federated Investors, Inc.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -27.65%, outpacing the -28.92% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Fund also outperformed the -33.79% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Fund’s T. Rowe Price component, energy, telecommunication services and information technology were the weakest-performing sectors of the portfolio in 2008. Given the difficult economic conditions, it was not surprising that the traditionally defensive health care, consumer staples and utilities sectors held up best. Comparing the portfolio to the benchmark, the consumer discretionary, health care, and industrials and business services sectors contributed the most to the portfolio’s outperformance. Conversely, financials, energy and utilities were notable detractors from the portfolio’s relative performance.

For the Fund’s Federated Clover component, all sectors produced negative returns in both the portfolio and the benchmark during 2008. Relative strength during this time frame came from the consumer discretionary, energy and technology sectors, which was partially offset by underperformance in the industrials and materials sectors. Merger and acquisition (“M&A”) activity contributed to the portfolio’s performance during the year, as five holdings were either bid for or acquired. M&A activity has been typical of the portfolio during the past several years. We believe such activity is indicative of the inherent value of the portfolio’s holdings.

With respect to the Fund’s Earnest Partners component, absolute returns were negative for every sector in the small-cap universe, with energy and consumer discretionary stocks declining the most overall and utilities and consumer staples stocks declining the least. The portfolio’s relative overweight positions in the worst-performing sectors and relative underweight stakes in the best-performing sectors drove the portfolio’s relative underperformance. On the other hand, several stocks performed very well in 2008. For example, industrial company Granite Construction gained 21%. Granite is one of the largest civil construction contractors in the U.S., providing services for the construction of highways, dams, mass transit facilities, bridges, pipelines, tunnels and other major infrastructures. Another winner was United Bankshares, a regional bank serving parts of West Virginia, Virginia and Washington D.C. This financial institution is one of the most efficient and profitable banks in the country and has benefited from its conservative lending standards. Shares of this issue rose 19% for the year – versus a 23% decline for the broader financials sector.

What is your outlook?

While remaining aware of the substantial challenges that exist for the financial system and the U.S. economy and the challenges they have created for corporate profits, we are optimistic on two fronts. First, the steep drop in stock prices has provided rare opportunities to invest in strong companies at value prices. Second, we feel confident that policy actions taken by governments around the world will help to avert worst-case scenarios for the global economy. We expect the U.S. economy has the potential to find a bottom sometime in the latter half of 2009, and proceed to expand in 2010.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

While there will likely be more choppy times ahead for the markets, we see many attractive opportunities and are not hesitating to put portfolio assets to work in the market, either by adding to longtime holdings that have been bid down, or by making new investments.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Aaron Rents, Inc.	1.4%
ProAssurance Corp.	1.3%
Landstar System, Inc.	1.2%
Owens & Minor, Inc.	0.9%
East West Bancorp, Inc.	0.9%
URS Corp.	0.9%
Cleco Corp.	0.8%
AptarGroup, Inc.	0.8%
Cabot Oil & Gas Corp.	0.8%
Matthews International Corp. Class A	0.8%

9.8%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Financial	24.1%
Industrial	20.2%
Consumer, Non-cyclical	15.9%
Consumer, Cyclical	11.2%
Basic Materials	5.9%
Utilities	5.2%
Technology	4.9%
Energy	4.5%
Communications	4.0%
Funds	0.4%
Diversified	0.2%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/01 - 12/31/08
Class S	-27.65%	1.08%	3.59%
Class A	-27.94%	0.64%	3.14%
Class A (sales load deducted)*	-32.09%	-0.54%	2.27%
Class Y	-27.72%	1.02%	3.53%
Class L	-27.70%	0.90%	3.39%

Russell 2000 Value Index#	-28.92%	0.27%	3.94%+
Russell 2000 Index	-33.79%	-0.93%	1.60%+

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-28.18%	0.33%	5.91%
Class N (CDSC fees deducted)*	-28.86%	0.33%	5.91%

Russell 2000 Value Index#	-28.92%	0.27%	6.75%++
Russell 2000 Index	-33.79%	-0.93%	5.84%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid Cap Growth Equity Fund – and who are the Fund’s sub- advisers?

The Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s sub-advisers believe it will help protect the Fund from potential losses, or to meet shareholder redemptions. The Fund’s sub-advisers are Wellington Management Company, LLP (Wellington Management), which was responsible for approximately 52% of the Fund’s portfolio; and Turner Investment Partners, Inc. (Turner), which oversaw approximately 48% of the Fund’s portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -46.85%, underperforming the -44.32% return of the Russell Midcap Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Wellington Management component of the Fund, stock selection within the consumer discretionary sector was the largest contributor to the portfolio’s performance in 2008, led by Marvel Entertainment, DreamWorks Animation and Advance Auto Parts. An increased allocation to the insurance component of the financials sector also benefited the portfolio. Conversely, stock selection in materials, industrials and health care detracted.

Marvel Entertainment performed well during the year, benefiting from a relatively defensive mix of content and advertising in its product lineup. Advance Auto Parts, an after-market automotive parts retailer, received a boost from new management bolstering the company’s already strong financial profile.

Within materials, Freeport-McMoRan and Solutia were the largest detractors. Freeport-McMoRan, a diversified mining company, declined on reduced demand and lower prices for its key metals, including copper. In the industrials sector, solar panel manufacturer SunPower was negatively impacted by concerns over future demand for its product in a weakening macroeconomic environment. Finally, within the health care sector, neuroscience-based biotechnology company Elan fell sharply, as a result of disappointing data on its Alzheimer’s drug and lower enrollment expectations for its multiple sclerosis drug (due to some adverse patient reactions).

With respect to the Turner component of the Fund, the consumer discretionary, health care and technology sectors detracted the most from the portfolio’s performance relative to the benchmark, while the financial services sector contributed the most to relative results.

Within the consumer discretionary sector, retail, restaurants and gaming holdings detracted the most from results. Shares of Guess? Inc., a retailer of clothing and accessories, declined due to falling consumer spending. The health care sector could not avoid the market turmoil either, as hospitals began to cut their expenditures, which affected medical specialty companies. Intuitive Surgical Inc., the maker of the da Vinci robotic surgical systems, traded lower on the perception that reduced hospital spending would slow sales of their proprietary product. Finally, semiconductors holdings were also hurt by the economic deterioration, as demand fell for chips as businesses cut back on orders.

On the positive side, the financial services sector contributed the most to the portfolio’s relative performance, as its general avoidance of credit-sensitive companies contributed to results. Selective security selection in savings banks and insurers, with a focus on companies with healthy balance sheets and the ability to avoid the subprime debacle, added the most to the relative gains within the sector.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Hudson City Bancorp, one of the largest U.S. banks, benefited during the year due to their avoidance of subprime mortgages. Investors rewarded the company by trading it higher.

What is your outlook?

Although the economic landscape should continue to be challenging for at least the next few quarters, in our view, the market is forward-looking and tends to rebound prior to the economy turning. In addition, the number of stocks marking new “lows” on the NYSE peaked on October 10, 2008 – and has continued to decline – which historically, has proven positive for the equity markets (although past performance is no guarantee of future results). In our estimation, our economy may begin to recover by mid-2009 and earnings, the engine that drives the stock market, may improve throughout the year.

MassMutual Select Mid Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

McAfee, Inc.	2.3%
MetroPCS Communications, Inc.	1.6%
Covanta Holding Corp.	1.5%
Kohl’s Corp.	1.4%
Staples, Inc.	1.2%
Express Scripts, Inc.	1.2%
Aecom Technology Corp.	1.1%
Juniper Networks, Inc.	1.1%
Precision Castparts Corp.	1.0%
The Clorox Co.	1.0%

13.4%

MassMutual Select Mid Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	23.2%
Consumer, Cyclical	17.9%
Industrial	12.4%
Technology	11.0%
Financial	10.8%
Communications	9.4%
Energy	7.6%
Basic Materials	3.6%
Utilities	0.5%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/3/99 - 12/31/08
Class S	-46.85%	-4.21%	-3.72%
Class A	-47.14%	-4.69%	-4.17%
Class A (sales load deducted)*	-50.18%	-5.81%	-4.75%
Class Y	-46.92%	-4.29%	-3.78%
Class L	-46.98%	-4.42%	-3.92%

Russell Midcap Growth Index	-44.32%	-2.33%	-1.00%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-47.27%	-4.95%	0.09%
Class N (CDSC fees deducted)*	-47.80%	-4.95%	0.09%

Russell Midcap Growth Index	-44.32%	-2.33%	4.04%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and can not be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid Cap Growth Equity II Fund – and who is the Fund’s sub- adviser?

The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s sub-adviser expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index. The Fund’s sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -41.00%, outperforming the -44.32% return of the Russell Midcap Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates. Conversely, the Fund trailed the -36.23% return of the S&P MidCap 400 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Stock selection in industrials and business services was a primary contributor to the Fund’s performance in 2008. Strong holdings included Landstar and Ritchie Bros. Auctioneers. The Fund’s stock choices in information technology (IT) – which included limited exposure to hard-hit semi-conductor firms – were another area of strength. Although the IT sector has not performed well over the last five years, we have found many attractively valued companies with strong long-term growth prospects.

Favorable stock selection made health care another significant contributor for the year. The portfolio’s overweight position relative to the benchmark in the biotechnology industry proved beneficial – particularly our positions in Cephalon and Imclone Systems. Though it held up better than the rest of the health care sector, this industry was also hit hard by the economic downturn. Materials was another area of relative strength, due to stock selection. The sector as a whole struggled amid plummeting commodity prices, particularly the metals and mining industry. Nonetheless, our stock selection within that industry proved helpful. Here Agnico-Eagle Mines, a gold miner and producer, was especially important.

On the other side of the spectrum, energy was a leading detractor from the Fund’s performance for the year, due to weak stock selection. Energy prices plummeted from record highs in the second half of 2008, in response to the global economic slowdown. Poor performance here stemmed in part from the Fund’s lack of exposure to natural gas-oriented firms, as natural gas held up better than other fuel sources. Coal was particularly hard hit, and coal-producing holdings like Peabody Energy and Massey Energy suffered as a result.

Consumer discretionary was also a major detractor from the Fund’s performance, due to less-than-favorable stock selection. Particularly weak stock holdings included Lamar Advertising, Expedia, Harman International, International Game Technology and WABCO Holdings. We have been cautious on consumer discretionary recently, in light of the pressure on consumer spending from a weak housing market and high personal debt levels, but it remains an important area of investment for the portfolio.

A sharp underweight in the financials sector, relative to the S&P MidCap 400 Index, was another negative factor, along with weak stock selection. Although insurance held up better than the sector as a whole, our stock choices in the industry proved detrimental; detractors included Principal Financial Group and Assurant. An underweight position in utilities, relative to the S&P MidCap 400 Index, hampered performance as well. (The Fund tends to hold underweight positions in this traditionally defensive sector, as few companies meet our growth criteria.)

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Consumer staples was another area of weakness, due to stock selection and a detrimental underweight relative to the Index. A leading detractor here was Whole Foods Market, whose upscale offerings are a hard sell in tough economic times – and whose recent acquisition of Wild Oats continued to be a drag on earnings.

What is your outlook?

The hasty and panicked attempt at deleveraging (i.e., debt reduction) in the second half of the year had profoundly negative consequences for stocks. Hedge funds were at the forefront of this meltdown, just as they were in the inflation of the bubble. In recent months, hedge funds have liquidated vast amounts of equity, a move that hits our investment universe especially hard, as mid-cap growth stocks have been one of their favored hunting grounds. Panic selling can create opportunities, and we are seizing the opportunity to buy attractively valued companies. Though the length and severity of the current downturn are unclear, we remain confident that the majority of companies in our portfolio have the potential to emerge intact and in a stronger competitive position.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Roper Industries, Inc.	1.6%
Cephalon, Inc.	1.5%
FLIR Systems, Inc.	1.5%
Rockwell Collins, Inc.	1.5%
Agnico-Eagle Mines Ltd.	1.3%
Ametek, Inc.	1.3%
Juniper Networks, Inc.	1.2%
Western Union Co.	1.2%
SAIC, Inc.	1.2%
American Tower Corp. Class A	1.2%

13.5%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	26.1%
Industrial	16.7%
Communications	13.1%
Technology	12.7%
Consumer, Cyclical	12.0%
Energy	8.4%
Financial	7.0%
Basic Materials	2.6%
Utilities	0.1%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 6/1/00 - 12/31/08
Class S	-41.00%	-0.29%	1.33%
Class A	-41.26%	-0.78%	0.84%
Class A (sales load deducted)*	-44.64%	-1.95%	0.14%
Class Y	-41.05%	-0.38%	1.25%
Class L	-41.12%	-0.53%	1.09%

Russell Midcap Growth Index#	-44.32%	-2.33%	-5.07%
S&P MidCap 400 Index	-36.23%	-0.09%	2.68%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted), the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-41.42%	-1.07%	4.56%
Class N (CDSC fees deducted)*	-41.97%	-1.07%	4.56%

Russell Midcap Growth Index#	-44.32%	-2.33%	4.04%+
S&P MidCap 400 Index	-36.23%	-0.09%	5.13%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and can not be purchased directly by investors. Investors should read the Fund’s prospect us with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Cap Growth Equity Fund – and who are the Fund’s sub-advisers?

This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund’s managers believe offer potential for long-term growth. The Fund’s sub-advisers are Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 52% of the Fund’s portfolio; and Wellington Management Company, LLP (Wellington Management), which managed approximately 48% of the Fund’s portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -39.71%, underperforming the -38.54% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund also lagged the -33.79% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Waddell & Reed component, during 2008, every sector that the portfolio had exposure to declined substantially. However, the portfolio’s focus on quality helped throughout the year, as leveraged and unprofitable companies were especially hard hit by the credit freeze. The nature of Waddell & Reed’s investment process typically means that the portfolio tends to have lower weightings in commodity-related sectors, such as energy, materials and industrials. During the first half of 2008, commodities rose dramatically, causing the portfolio to underperform relative to the benchmark. As commodities plummeted in the second half of the year, however, the portfolio regained its ground – and then some. October saw the credit freeze intensify and the Fund’s higher-quality holdings (i.e., those with less debt, stronger cash flow) also helped the portfolio outperform the benchmark as the year drew to a close. Another contributor to the portfolio’s relative performance was its favorable stock selection in the information technology sector.

On the other hand, detracting from performance were the portfolio’s stock selections within the industrials sector. The portfolio’s underweight position in the health care sector was a drag on performance for much of the year, but actually contributed to returns in the fourth quarter.

The Wellington Management portion of the Fund is managed by two fund managers, with each being responsible for their own portfolio.

One Wellington Management portfolio struggled due to stock selection within the financials, information technology and energy sectors. An underweight position in the health care sector also detracted from performance relative to the benchmark. Conversely, telecommunication services and industrials were positive contributors for the year. Low-cost wireless provider MetroPCS Communications performed well, as its attractive prepaid, unlimited calling plans allowed it to gain market share. Aecom Technology, a global planning, consulting, design and management services company for infrastructure projects, reported strong earnings, which boosted the portfolio’s returns for the year.

The other Wellington Management portfolio was dragged down by less-than-favorable stock selection, led by investments within the health care, information technology and industrials sectors. An underweight position in financials, particularly small-cap banks, which performed well, was also a point of weakness. On the brighter side, the portfolio’s stock selection in the consumer discretionary sector contributed to performance, led by DreamWorks Animation, Churchill Downs and Big Lots.

What is your outlook?

As we entered 2009, last year’s problems remained front and center. We are somewhat optimistic about the Fund’s prospects going forward, given what we view as the sold-out position of the market and the enormous amount of stimulus in the economic system. However, economic data, such as the

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

unemployment rate and corporate profits, are likely to get worse, in our opinion. Our hope, however, is that as upcoming data becomes more anticipated and understood, it will have the potential to create less volatility in the financial markets.

When and by how much stocks may turn upward will depend in large part on how successful policy makers are in stabilizing the economy and credit markets, while getting banks to lend again. But, with credit likely remaining relatively impaired for the foreseeable future, stable companies with strong cash positions are desirable.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

J.B. Hunt Transport Services, Inc.	2.4%
Athenahealth, Inc.	2.2%
FactSet Research Systems, Inc.	2.1%
Alberto-Culver Co.	2.0%
Blackboard, Inc.	1.9%
O’Reilly Automotive, Inc.	1.8%
Bankrate, Inc.	1.8%
Blackbaud, Inc.	1.6%
LKQ Corp.	1.6%
MICROS Systems, Inc.	1.5%

18.9%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	22.5%
Technology	20.9%
Consumer, Cyclical	15.7%
Industrial	14.1%
Communications	8.6%
Financial	7.8%
Energy	3.9%
Funds	3.2%
Utilities	1.0%
Basic Materials	0.5%
Diversified	0.4%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/3/99 - 12/31/08
Class S	-39.71%	-1.65%	2.12%
Class A	-40.02%	-2.18%	1.58%
Class A (sales load deducted)*	-43.47%	-3.33%	0.96%
Class Y	-39.78%	-1.78%	1.98%
Class L	-39.90%	-1.94%	1.83%

Russell 2000 Growth Index#	-38.54%	-2.35%	-1.48%
Russell 2000 Index	-33.79%	-0.93%	2.81%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-40.24%	-2.48%	4.02%
Class N (CDSC fees deducted)*	-40.84%	-2.48%	4.02%

Russell 2000 Growth Index#	-38.54%	-2.35%	4.72%+
Russell 2000 Index	-33.79%	-0.93%	5.84%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Company Growth Fund – and who are the Fund’s sub- advisers?

The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund’s sub-advisers believe offer potential for long-term growth. The Fund is managed by two sub-advisers: Eagle Asset Management, Inc. (Eagle), which was responsible for approximately 70% of the Fund’s portfolio; and The Boston Company Asset Management, LLC (The Boston Company), which managed approximately 30% of the Fund’s portfolio, as of December 31, 2008. The Boston Company replaced Mazama Capital Management, Inc. (Mazama) as the Fund’s co-sub-adviser on September 10, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -43.07%, trailing the -38.54% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Eagle component of the Fund, information technology (“IT”) and consumer discretionary outperformed relative to the benchmark during 2008 due to strong stock selection – while financials, energy and industrials lagged. In IT, the portfolio enjoyed strong performance relative to the benchmark from a number of stocks, including Quality Systems, EMS Technologies and Eagle Test Systems.

Portfolio holdings in the financials sector dragged down results during 2008, due in large part to the portfolio’s investment in risk-management consultant FCStone, which traded down due to disappointing earnings and was sold; In energy, the portfolio’s results were hampered partly by OYO Geospace, which suffered from delays in receiving anticipated contracts. Polypore International pulled down returns in industrials.

For Mazama, which managed its component of the Fund from January 1 through September 9, 2008, the portfolio held a slightly overweight to neutral position in the health care sector on the view that the fundamental backdrop for new therapies remained positive. The portfolio emphasized companies with products late in the clinical development process and/or with approved products.

With respect to consumer discretionary, the portfolio held an underweight position, as that group continued to face many macroeconomic concerns, with unfavorable trends persisting in employment, credit, fuel prices, housing and consumer confidence. The technology sector detracted from portfolio performance early in the year, as investor interest in that market segment was significantly diminished in the wake of the ongoing disruption in the financial markets and broader macroeconomic concerns. Later in 2008, however, technology was a positive contributor for the portfolio, primarily due to favorable security selection. The financial services sector was beleaguered by turmoil and uncertainty in the housing and credit markets, leaving few, if any, financial services stocks unscathed during the year. The portfolio’s focus on companies with little to no direct exposure to subprime loans did not seem to matter to investors, who tended to distrust that sector due to the volatile conditions that persisted throughout the year.

For The Boston Company, which managed its component of the Fund from September 10 through December 31, 2008, the portfolio performed ahead of the benchmark during the fourth quarter. During this period, the portfolio was driven by its exposure to the consumer discretionary, IT, financials and industrials sectors. The specialty retail, restaurants/leisure and luxury goods segments provided relative strength within the consumer discretionary sector. Selective investments within the IT sector, primarily electronic equipment and instruments, IT services and communications equipment, drove relative returns. An overweight position in the insurance segment drove strong relative performance within

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

financials. Industrials benefited from investments in the professional services segment, an underweight position in the electrical equipment group and an overweight stake in the road and rail segment.

Conversely, energy hindered performance; and health care experienced poor relative performance in the life science tools, equipment and suppliers, biotechnology and pharmaceutical segments. The portfolio’s overweight position in the equipment and services segment hurt relative performance, as this was the worst-performing group within energy.

What is your outlook?

As 2009 began, equity markets continued to face challenges, with news of declining economic conditions (e.g., deteriorating home values, rising unemployment and expectations of disappointing fourth-quarter earnings and earnings reports). These concerns could continue to pressure stock markets throughout the year. Still, we believe we are entering 2009 on steadier ground, with the Federal Reserve setting a near-zero target interest rate, the deployment of bailout money, the inauguration of a new American president focused on economic stabilization, and ongoing worldwide governmental efforts to dampen the financial crisis.

We expect this recession to be deeper and last longer than the average recession, but we are already more than a year into it. In October 2008, consumers stopped spending, commodity prices collapsed and GDP (Gross Domestic Product) contracted sharply. These events should, if nothing else, set up some easy economic comparisons beginning in the fourth quarter of 2009. Historically, markets tend to recover six to nine months before the economy (although past performance is no guarantee of future results). Therefore, we believe that equity markets could begin recovering sometime in 2009.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Thoratec Corp.	3.5%
EMS Technologies, Inc.	2.6%
Eclipsys Corp.	2.5%
Bally Technologies, Inc.	2.3%
Quality Systems, Inc.	2.2%
Waste Connections, Inc.	2.0%
FTI Consulting, Inc.	1.8%
Ansys, Inc.	1.8%
Genesco, Inc.	1.7%
WMS Industries, Inc.	1.7%

22.1%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	33.6%
Consumer, Cyclical	15.3%
Technology	13.2%
Industrial	13.0%
Communications	9.3%
Energy	5.7%
Financial	3.6%
Basic Materials	3.5%
Funds	0.5%
Utilities	0.3%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/01 - 12/31/08
Class S	-43.07%	-6.93%	-3.33%
Class A	-43.26%	-7.35%	-3.78%
Class A (sales load deducted)*	-46.53%	-8.44%	-4.59%
Class Y	-43.10%	-6.99%	-3.39%
Class L	-43.08%	-7.09%	-3.50%

Russell 2000 Growth Index	-38.54%	-2.35%	-1.19%+

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-43.46%	-7.63%	1.33%
Class N (CDSC fees deducted)*	-44.03%	-7.63%	1.33%

Russell 2000 Growth Index	-38.54%	-2.35%	4.72%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Emerging Growth Fund – and who are the Fund’s sub-advisers?

The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and /or revenues at above-average rates. The Fund’s sub-advisers are Insight Capital Research & Management, Inc. (Insight Capital), which oversaw approximately 57% of the Fund’s portfolio; and Essex Investment Management Company, LLC (Essex), which was responsible for approximately 43% of the Fund’s portfolio, as of December 31, 2008. Effective September 10, 2008, Essex replaced Delaware Management Company (DMC) as the Fund’s co-sub-adviser.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -42.84%, underperforming the -38.54% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

With respect to the Insight Capital component of the Fund, stocks that had performed well in the portfolio for a long time began to lose strength in 2008, including consumer discretionary company Deckers Outdoors. In the second quarter, coal companies led the portfolio, with particularly strong performance from Alpha Natural Resources, Walters Industries and James River Coal. Unfortunately, the third quarter brought a break in energy prices, which fell hard and fast. By the end of July, Insight Capital had completely sold the coal companies in the portfolio. Elsewhere, after holding an underweight position relative to the benchmark for over two years, Insight Capital found compelling investment cases for health care companies. An example of this was home health company Almost Family, which turned out to be a stable, growing addition to the portfolio. Finally, as the year wound down, one sector that worked well for the portfolio was the for profit education sector, where the biggest positive contributor to the portfolio was ITT Educational Services.

For the DMC component, less-than-favorable stock selection was the primary reason for the portfolio’s underperformance for the reporting period from January 1 through September 9, 2008. Among the biggest detractors were online photo service Shutterfly Inc., which declined more than 40% as a result of increased pricing competition; Advanced Analogic Technologies Inc., a semiconductor company that was down 46% due to indications of weakness in one of their key markets; Under Armour Inc.; Taleo Corp. and Penwest Pharmaceuticals Co. – which lost over 35%, 30% and 55%, respectively. Other holdings with disappointing returns included Acadia Pharmaceuticals, Synchronoss Technologies and Chipotle Mexican Grill.

Conversely, top contributors to performance included Old Dominion Freight Line Inc.; Clean Harbors, Inc.; Gymboree Corp. and United Fire & Causalty Co. Finally, positive stock selection in the health care sector was unable to overcome weakness in the consumer services, basic industry and financial sectors.

With respect to the Essex component of the Fund, for the reporting period from September 10 through December 31, 2008, the portfolio’s cautious stance on energy was validated, and its underweight position in traditional energy holdings benefited returns. Similar to commodities, capital goods-related groups, agricultural chemicals and basic materials holdings reversed course during the last half of the year, hurt by the slowing global economy. Additionally, the producer durables sector suffered from the economic slowdown, and portfolio holdings in that area were weighted toward emerging markets, which further depressed returns. Several detractors were sold, including L-1 Identity Solutions Inc. and EMCORE Corp. Consumer spending-related holdings also had a negative impact on returns, with sobering headlines of weak holiday sales, falling home prices and rising unemployment. On the other hand, education companies contributed positively, led by Corinthian Colleges Inc. However, these returns were more than offset by weakness in Central European Media Enterprises, which traded down due to its emerging markets exposure. In health care, investors embraced the sector’s defensive characteristics,

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

although the portfolio’s returns were hurt by stock selection. In technology, many stocks remained under pressure due to concerns about the sector’s exposure to macroeconomic weakness. However, favorable stock selection held performance significantly above the benchmark: Asiainfo Holdings Inc., Shanda Interactive Entertainment Ltd. and EPIQ Systems Inc. were top contributors.

What is your outlook?

The global financial crisis continues, with key U.S. indicators expected to remain weak for several more quarters. While there are some preliminary signs of easing credit conditions, further evidence is needed to confirm these policies are gaining traction – namely, narrowing corporate bond spreads, stabilizing employment and falling home inventories.

We are hopeful that the lowering of short-term interest rates to near zero by the Federal Reserve, coupled with the expected enactment of the new administration’s stimulus package, may help to set the stage for an economic recovery in the second half of 2009. While it is our view that financial markets will likely remain in a volatile bottoming phase as the unwinding of the credit boom continues, stock prices approaching their true values and high levels of cash could help to establish a market bottom.

MassMutual Select Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Thoratec Corp.	3.1%
Alexion Pharmaceuticals, Inc.	2.7%
Corinthian Colleges, Inc.	2.5%
ManTech International Corp. Class A	2.4%
ITT Educational Services, Inc.	2.4%
Myriad Genetics, Inc.	2.2%
Nuvasive, Inc.	2.1%
Axsys Technologies, Inc.	2.0%
Almost Family, Inc.	1.8%
Life Partners Holdings, Inc.	1.7%

22.9%

MassMutual Select Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)

Consumer, Non-cyclical	45.0%
Industrial	15.7%
Technology	12.2%
Communications	8.7%
Consumer, Cyclical	8.6%
Financial	5.4%
Energy	1.2%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Growth Index.

TOTAL RETURN
			Since Inception Average Annual 5/1/00 - 12/31/08
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08
Class S	-42.84%	-3.65%	-9.16%
Class A	-43.09%	-4.11%	-9.62%
Class A (sales load deducted)*	-46.36%	-5.23%	-10.24%
Class Y	-42.86%	-3.68%	-9.23%
Class L	-42.95%	-3.88%	-9.40%

Russell 2000 Growth Index	-38.54%	-2.35%	-4.70%

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Growth Index.

TOTAL RETURN
		Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
	One Year 1/1/08 - 12/31/08
Class N	-43.24%	-4.37%	2.55%
Class N (CDSC fees deducted)*	-43.80%	-4.37%	2.55%

Russell 2000 Growth Index	-38.54%	-2.35%	4.72%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Diversified International Fund – and who is the Fund’s sub-adviser?

The Fund seeks growth of capital over the long term by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund’s sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -52.57%, underperforming the -45.53% return of the Morgan Stanley Capital International All Country World Index (“MSCI® ACWI®”) Ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

During 2008, the portfolio’s financial holdings were the greatest detractors from performance. While our analysis of financial companies was extremely detailed, it focused on the ability of companies within that sector to absorb severe credit losses. In hindsight, we underestimated the impact that an extended period of risk aversion would have on the liquidity of credit markets. Nor did we foresee how regulators and ratings agencies would react to these conditions. Prominent detractors for the quarter included HBOS, Royal Bank of Scotland and Fortis. We have exited the positions most vulnerable to ongoing near-term risks, but at year-end 2008, the portfolio maintained a significant stake in a sector that we nevertheless believed to be very attractive, with the potential to recover strongly moving forward.

Automakers Renault and Nissan also hampered the Fund’s performance during the year. The auto industry as a whole continues to suffer from falling demand – and Nissan had the added burden of a rapidly appreciating yen. However, our research suggests that Nissan and Renault, which owns a 44% stake in Nissan, are well positioned to benefit from the eventual recovery in auto sales.

Contributors to the portfolio’s performance during the year included energy firm Royal Dutch Shell and the pharmaceutical firm GlaxoSmithKline. Despite a decline in oil prices, Royal Dutch Shell outperformed relative to the benchmark, as investors had already factored in oil price declines and favored the financial strength of energy companies. Lastly, GlaxoSmithKline benefited from the sharp decline in the sterling, and from the fact that investors gravitated towards companies with strong and stable cash flows.

What is your outlook?

As 2009 began, equity valuations in some sectors were attractive, yet the near-term risks remained elevated. For these reasons, we are seeking to capture new opportunities in mispriced resources, technology and finance stocks – while striving to guard against the dangers presented by a potentially prolonged economic downturn.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Royal Dutch Shell PLC Class A	3.8%
LUKOIL Sponsored ADR (Russia)	2.5%
GlaxoSmithKline PLC	2.3%
Vodafone Group PLC	2.1%
Total SA	2.1%
Allianz SE	2.0%
Sanofi-Aventis	2.0%
China Petrolium and Chemical Corp. Class H	2.0%
Muenchener Rueckversicherungs AG	1.8%
Nippon Telegraph & Telephone Corp.	1.7%

22.3%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)

United Kingdom	15.9%
Japan	14.8%
Germany	11.9%
France	11.1%
Canada	5.5%
Republic of Korea	4.4%
Russia	3.7%
Italy	3.3%
Netherlands	3.1%
Switzerland	3.0%
Sweden	2.7%
China	2.3%
Taiwan	2.2%
Brazil	2.2%
Australia	1.9%
Finland	1.7%
South Africa	1.3%
Belgium	1.3%
Norway	1.2%
Spain	0.7%
Luxembourg	0.7%
Thailand	0.7%
Mexico	0.7%
Israel	0.5%
Hong Kong	0.2%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI ACWI Ex-U.S.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 12/14/06 - 12/31/08

Class S	-52.57%	-27.33%
Class A	-52.77%	-27.63%
Class A (sales load deducted)*	-55.48%	-29.70%
Class Y	-52.62%	-27.41%
Class L	-52.67%	-27.46%
Class N	-52.95%	-27.89%
Class N (CDSC fees deducted)*	-53.42%	-27.89%

MSCI ACWI Ex-U.S.	-45.53%	-20.28%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/07.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCIACWI Ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Overseas Fund – and who are the Fund’s sub-advisers?

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities. The Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s three sub-advisers are Massachusetts Financial Services Company (MFS®), which was responsible for approximately 53% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 34% of the Fund’s portfolio, and AllianceBernstein L.P. (AllianceBernstein), which managed approximately 13% of the Fund’s portfolio, as of December 31, 2008. Effective September 23, 2008, AllianceBernstein was added as a co-sub-adviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2008?

The Fund’s Class S shares returned -39.09%, outpacing the -43.38% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

In looking at the MFS component of the Fund, a combination of stock selection and an underweight position relative to the benchmark in the financial services sector was the primary contributor to relative performance. A key factor here was the decision not to hold stock in the poor-performing Royal Bank of Scotland (U.K.). Stock selection in the basic materials sector was another positive factor during 2008. Within this sector, the overweight position in flavors and fragrances company Givaudan (Switzerland) was among the portfolio’s top relative contributors. Not holding mining operator Rio Tinto (Australia) also benefited the portfolio. An overweight position in the consumer staples sector boosted relative performance; here, global food company Nestle (Switzerland) and household and industrial products manufacturer Kao Corp. (Japan) were among the top relative contributors. Elsewhere, the portfolio’s greater relative weightings in Swiss pharmaceutical and diagnostic company Roche Holding, medical device manufacturer Synthes (Switzerland), biopharmaceutical company Actelion (Switzerland) and energy and environmental services giant GDF SUEZ (France) helped to generate positive relative performance.

Detractors from the portfolio’s performance included an underweight position in the utilities and communications sector – and not holding the strong-performing Spanish telecommunications company Telefonica. Stock selection in the retailing sector also dampened relative returns, as British luxury clothing retailer Burberry Group was among the top relative detractors within its sector.

With respect to the Harris component of the Fund, stock selection in the Netherlands and Italy was most helpful to the portfolio’s performance relative to the benchmark. Additionally, a lack of exposure to Australia and an underweight position in Canada contributed to the portfolio’s relative results. Conversely, portfolio holdings in Japan, the U.K. and Ireland were the main detractors for the year. The Fund sold several positions that impacted the portfolio’s regional exposure – especially to the U.K.

For the AllianceBernstein component of the Fund, security selection, particularly in the financials sector, weighed on the portfolio’s relative returns. Sector selection was negative due to the portfolio’s overweight position in the financials and industrial commodities sectors – and its underweight stakes in the consumer staples and consumer cyclicals sectors. Currency selection also detracted. On a stock-specific basis, Royal Bank of Scotland lost ground amid news of a state-sponsored recapitalization of Britain’s banks aimed at increasing their capital ratios. In the financials sector, Deutsche Bank also detracted. Meanwhile weaker auto sales, particularly within the U.S., and a rapidly appreciating yen forced Japanese automaker Nissan to lower its fiscal year 2009 guidance. Renault, which owns a 44% stake in Nissan, also hampered the portfolio’s performance. On the other hand, contributors to the portfolio’s results included energy firm Royal Dutch Shell, pharmaceuticals Sanofi-Aventis and GlaxoSmithKline, and telecommunications company Vodafone.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

What is your outlook?

When the deleveraging (i.e., debt reduction) ends and investor sentiment changes, we believe it will become clearer that the world is actually much stronger than it currently appears. In our view, two major forces should continue to provide long-term economic growth once confidence returns: (1) the economic empowerment of three-fifths of the world’s population; and (2) technological advancement. We believe that these two powerful forces mean greater global economic consumption as well as increasing productivity rates.

In our view most high-quality businesses will be competitive and very profitable over the medium and long term, but today’s fearful market is focused only on current problems. We believe long-term investors can exploit this situation and take advantage of what we see as a sizable opportunity for profit.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)

Nestle SA	2.7%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton SA	2.4%
Canon, Inc.	2.2%
Givaudan SA Registered	1.9%
Diageo PLC	1.7%
Reckitt Benckiser Group PLC	1.7%
GlaxoSmithKline PLC	1.7%
Total SA	1.5%
Gaz De France	1.5%

19.9%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)

United Kingdom	16.8%
Switzerland	16.0%
France	15.8%
Japan	15.2%
Germany	11.1%
Netherlands	5.5%
Mexico	1.7%
Italy	1.7%
Republic of Korea	1.6%
Canada	1.3%
United States	1.2%
Sweden	1.1%
Bermuda	1.1%
Taiwan	0.9%
Spain	0.8%
Singapore	0.6%
Australia	0.6%
Austria	0.5%
South Africa	0.5%
India	0.5%
Czech Republic	0.4%
China	0.4%
Brazil	0.4%
Ireland	0.3%
Russia	0.3%
Norway	0.2%
Finland	0.1%
Luxembourg	0.1%
Thailand	0.1%
Belgium	0.1%
Hong Kong	0.1%
Israel	0.1%
Turkey	0.0%
New Zealand	0.0%
Indonesia	0.0%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/01 - 12/31/08
Class S	-39.09%	1.34%	0.45%
Class A	-39.25%	0.95%	0.04%
Class A (sales load deducted)*	-42.74%	-0.24%	-0.73%
Class Y	-39.15%	1.27%	0.39%
Class L	-39.21%	1.17%	0.27%

MSCI EAFE Index	-43.38%	1.66%	0.97%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/02 - 12/31/08
Class N	-39.45%	0.64%	5.19%
Class N (CDSC fees deducted)*	-39.86%	0.64%	5.19%

MSCI EAFE Index	-43.38%	1.66%	7.05%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MassMutual Select Destination Retirement Series – and who is the Series’ investment adviser?

The MassMutual Select Destination Retirement Series comprises six Funds – each of which has a “fund of funds” structure. The six Funds are Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund.

Destination Retirement Income Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of equity, fixed-income and money market funds as well as certain “other” funds that pursue commodity-related strategies (“Underlying Funds”), advised primarily by Massachusetts Mutual Life Insurance Company (MassMutual) or a control affiliate of MassMutual, using a specific asset allocation strategy, which varies by Fund, as described below. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds, which are advised by MassMutual, and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI).

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•

Destination Retirement Income Fund: Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed-income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•

Destination Retirement 2010/2020/2030/2040/2050 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and certain other funds and 65% in fixed-income funds, including money market funds (approximately 15 years after the target retirement date, the year 2010, 2020, 2030, 2040 and 2050, respectively).

How did each Fund perform during the 12 months ended December 31, 2008?

For the 12 months ended December 31, 2008, each Fund’s return is shown below. Also shown are the returns of each Fund’s custom index; the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios; the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Custom Index	Lipper Balanced Fund Index	Barclays Capital U.S. Aggregate Bond Index	S&P 500 Index
Destination Retirement Income Fund
-16.17%	-11.44%	-26.18%	5.24%*	-37.00%
Destination Retirement 2010 Fund
-24.75%	-20.71%	-26.18%	5.24%*	-37.00%
Destination Retirement 2020 Fund
-32.42%	-29.16%	-26.18%	5.24%	-37.00%*
Destination Retirement 2030 Fund
-37.94%	-34.84%	-26.18%	5.24%	-37.00%*
Destination Retirement 2040 Fund
-39.54%	-36.74%	-26.18%	5.24%	-37.00%*
Destination Retirement 2050 Fund
-39.30%	-36.75%	-26.18%	5.24%	-37.00%*

* Benchmark return

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

All of the Destination Retirement Series underperformed their respective custom indexes for the 12-month period. Of the six Destination Retirement Funds, only Destination Retirement Income and 2010 Funds outperformed the Lipper Balanced Fund Index. Those same two Funds also outpaced the S&P 500 Index – as did Destination Retirement 2020 Fund. Conversely, all of the Destination Retirement Series (each of which has a stock component) significantly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time frame.

Custom Destination Retirement Indexes

•

The Custom Destination Income Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI® EAFE®”) Index, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement Income Fund.

•

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2010 Fund.

•

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2020 Fund.

•

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2030 Fund.

•

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2040 Fund.

•

The Custom Destination 2050 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2050 Fund.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Funds’ performance?

During 2008, each of the Destination Retirement Series felt the impact of a ferocious worldwide bear market – one which affected both the stock and (most sectors of the) bond markets. Financial markets gyrated, as investors tried to make sense of the uncertain economic landscape. During the fourth quarter of 2008, when the most significant declines occurred, diversification was of little benefit to investors, as nearly every market dropped simultaneously. U.S. Treasury bonds were among the few winners during the “flight to quality” that ensued.

The ratio of equity to fixed-income holdings was the primary factor in each Fund’s performance. Those Destination Retirement Series Funds with a higher percentage of equity holdings generally paid the highest price in terms of underperformance. U.S. Treasury bonds posted falling yields and rising prices for the year. (Bond prices move in the opposite direction of interest rates or yields; when yields rise, the prices of existing bonds fall – and vice versa.). However, the opposite was true for corporate bonds and a variety of sovereign bonds, particularly in emerging markets – as most investors shied away from default risk of any kind. This, consequently, was reflected in the aggregate performance of our fixed-income holdings.

Premier International Bond Fund benefited from aversion to risk, but most of the underlying fixed-income funds lagged the Barclays Capital U.S. Aggregate Bond Index, due to their

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

less-than-benchmark exposure to Treasuries. As a result, although the Funds’ bond holdings did aid performance somewhat, they were not able to provide the kind of gains that would have offset the sharp drop in equity prices.

The performance of the equity component of the Funds was hurt by an allocation to foreign markets, including emerging markets. These markets posted losses that were greater than those in the U.S. The portfolios did benefit from exposure to small-cap stocks, which somewhat uncharacteristically outperformed during this down market.

The ability of some of the Underlying Funds to add value versus their benchmarks was helpful in some cases, such as Select Fundamental Value Fund, Select Small Company Value Fund and Select Mid Cap Value Fund. However, below-benchmark results from Select Diversified Value Fund, Select Aggressive Growth Fund and Select Diversified International Fund made the overall impact a negative for the year.

During the year, we sought to increase the diversification of the portfolios through additions to investments that focused on foreign bonds, high-yield bonds, emerging markets securities, commodities-related securities and real estate investment trusts. We were able to take advantage of falling prices and better valuations for many of these assets during the second half of the year. For most of the year, we continued to cautiously add to our equities as part of our target allocation discipline. While that did hurt us going into the market downdraft, it also allowed us to buy equities at lower prices – since retail and institutional investors were selling them during the fourth quarter of 2008.

What is your outlook?

The financial market and economic outlook is even more uncertain than usual. It is clear that government action in the U.S. and around the globe kept the mechanisms of the financial system from grinding to a halt in 2008. However, the shock to corporate and consumer finances sharply downshifted the real economy and depressed confidence. The U.S. economy is now in a meaningful recession. Past and upcoming government actions make it unlikely, in our view, that there will be a repeat of the Great Depression. However, the scope of the problem should not be underestimated, and the risk of policy mistakes remains.

As we write this, lower-risk assets, such as U.S. Treasuries, are in demand – and risky assets, such as equities and corporate bonds, are inexpensive. It is only under the most extreme cases that these are not buying opportunities. Against this backdrop, we believe that market and economic recovery will take time and will be accompanied by volatility. In our view, the Destination Retirement Series are appropriately positioned for their goal of aiding investors who are seeking a disciplined approach that seeks to use this volatility to their advantage.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

MassMutual Select Destination Retirement Income Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	31.4%
Fixed Income Funds	68.7%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2010 Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	51.0%
Fixed Income Funds	49.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2020 Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	74.3%
Fixed Income Funds	25.8%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2030 Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	88.1%
Fixed Income Funds	12.0%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2040 Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	93.2%
Fixed Income Funds	6.9%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2050 Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)

Equity Funds	94.8%
Fixed Income Funds	5.9%

Total Long-Term Investments	100.7%
Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MassMutual Select Destination Retirement Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-16.17%	0.57%	0.57%
Class A	-16.46%	0.19%	0.19%
Class A (sales load deducted)*	-21.26%	-0.99%	-0.99%
Class Y	-16.20%	0.53%	0.53%
Class L	-16.29%	0.44%	0.44%
Class N	-16.76%	-0.13%	-0.13%
Class N (CDSC fees deducted)*	-17.53%	-0.13%	-0.13%

Barclays Capital U.S. Aggregate Bond Index#	5.24%	4.65%	4.65%+
S&P 500 Index	-37.00%	-2.19%	-2.19%+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%+
Custom Destination Income Index	-11.44%	2.36%	2.36%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2010 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-24.75%	-0.88%	-0.88%
Class A	-25.05%	-1.28%	-1.28%
Class A (sales load deducted)*	-29.36%	-2.44%	-2.44%
Class Y	-24.84%	-0.95%	-0.95%
Class L	-24.95%	-1.04%	-1.04%
Class N	-25.30%	-1.59%	-1.59%
Class N (CDSC fees deducted)*	-26.00%	-1.59%	-1.59%

Barclays Capital U.S. Aggregate Bond Index#	5.24%	4.65%	4.65%+
S&P 500 Index	-37.00%	-2.19%	-2.19%+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%+
Custom Destination 2010 Index	-20.71%	0.84%	0.84%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2020 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-32.42%	-2.13%	-2.13%
Class A	-32.66%	-2.51%	-2.50%
Class A (sales load deducted)*	-36.53%	-3.65%	-3.65%
Class Y	-32.43%	-2.19%	-2.19%
Class L	-32.52%	-2.28%	-2.28%
Class N	-32.85%	-2.80%	-2.80%
Class N (CDSC fees deducted)*	-33.47%	-2.80%	-2.80%

S&P 500 Index#	-37.00%	-2.19%	-2.19%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	4.65%+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%+
Custom Destination 2020 Index	-29.16%	-0.51%	-0.51%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2030 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-37.94%	-2.63%	-2.63%
Class A	-38.13%	-3.01%	-3.00%
Class A (sales load deducted)*	-41.69%	-4.15%	-4.14%
Class Y	-37.97%	-2.69%	-2.69%
Class L	-37.94%	-2.75%	-2.75%
Class N	-38.35%	-3.30%	-3.30%
Class N (CDSC fees deducted)*	-38.91%	-3.30%	-3.30%

S&P 500 Index#	-37.00%	-2.19%	-2.19%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	4.65%+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%+
Custom Destination 2030 Index	-34.84%	-0.98%	-0.98%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2040 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 12/31/03 - 12/31/08
Class S	-39.54%	-2.43%	-2.43%
Class A	-39.80%	-2.83%	-2.82%
Class A (sales load deducted)*	-43.26%	-3.97%	-3.97%
Class Y	-39.52%	-2.46%	-2.46%
Class L	-39.68%	-2.58%	-2.58%
Class N	-39.91%	-3.10%	-3.10%
Class N (CDSC fees deducted)*	-40.46%	-3.10%	-3.10%

S&P 500 Index#	-37.00%	-2.19%	-2.19%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	4.65%+
Lipper Balanced Fund Index	-26.18%	0.12%	0.12%+
Custom Destination 2040 Index	-36.74%	-0.76%	-0.76%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2050 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index.

TOTAL RETURN
	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 12/17/07 - 12/31/08
Class S	-39.30%	-37.85%
Class A	-39.53%	-38.08%
Class A (sales load deducted)*	-43.00%	-41.50%
Class Y	-39.31%	-37.86%
Class L	-39.36%	-37.92%
Class N	-39.70%	-38.25%
Class N (CDSC fees deducted)*	-40.28%	-38.82%

S&P 500 Index#	-37.00%	-37.00%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	5.24%+
Lipper Balanced Fund Index	-26.18%	-26.18%+
Custom Destination 2050 Index	-36.75%	-36.75%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 0.3%
PREFERRED STOCK — 0.3%
Auto Manufacturers – 0.0%
General Motors Corp.	5,000	$15,500
General Motors Corp. Series C	6,475	20,639
		36,139
Internet – 0.3%
Preferred Blocker, Inc.	878	635,321
U.S. Government Agencies – 0.0%
Fannie Mae	29,475	24,464
Fannie Mae	1,300	1,016
Freddie Mac	42,725	16,663
		42,143
TOTAL PREFERRED STOCK (Cost $2,272,109)		713,603
TOTAL EQUITIES (Cost $2,272,109)		713,603
	Principal Amount
BONDS & NOTES – 96.6%
CORPORATE DEBT — 33.7%
Advertising – 0.0%
Lamar Media Corp. Series B 6.625% 8/15/15	$90,000	65,025
Aerospace & Defense – 0.0%
DRS Technologies, Inc. 6.625% 2/01/16	55,000	55,000
Agriculture – 0.1%
Reynolds American, Inc. 6.750% 6/15/17	215,000	170,664
Airlines – 0.1%
Delta Air Lines, Inc. 6.821% 8/10/22	373,974	217,088
Apparel – 0.0%
Oxford Industries, Inc. 8.875% 6/01/11	45,000	33,975
Auto Manufacturers – 0.7%
DaimlerChrysler Finance North America LLC 5.750% 5/18/09	140,000	135,868
DaimlerChrysler Finance North America LLC 5.875% 3/15/11	380,000	331,360
Ford Motor Co. 4.250% 12/15/36	150,000	38,625
Ford Motor Co. 6.625% 10/01/28	40,000	8,800
Ford Motor Co. 7.450% 7/16/31	940,000	263,200
General Motors Corp. 8.250% 7/15/23	80,000	13,200
General Motors Corp. EUR (a) 8.375% 7/05/33	40,000	8,896
General Motors Corp. 8.375% 7/15/33	3,590,000	628,250
		1,428,199
Automotive & Parts – 0.0%
Visteon Corp. 8.250% 8/01/10	82,000	25,420
Visteon Corp. (b) 12.250% 12/31/16	209,000	50,160
		75,580
Banks – 2.8%
BAC Capital Trust XIV VRN 5.630% 12/31/49	30,000	12,020
Bank of America Corp. VRN 8.125% 12/29/49	510,000	381,480
Glitnir Banki HF (b) (c) 6.330% 7/28/11	290,000	13,775
Glitnir Banki HF (b) (c) 6.375% 9/25/12	390,000	18,525
Glitnir Banki HF VRN (b) (c) 6.693% 6/15/16	420,000	63
Glitnir Banki HF VRN (b) (c) 7.451% 9/14/49	100,000	15
HSBK Europe BV (b) 9.250% 10/16/13	400,000	292,000
Hypothekenbank in Essen (b) 5.000% 1/20/12	100,000	108,103
ICICI Bank Ltd. VRN (b) 6.375% 4/30/22	428,000	224,748
ICICI Bank Ltd. VRN 6.375% 4/30/22	480,000	253,018
KeyBank NA 5.500% 9/17/12	140,000	130,513
Landsbanki Islands HF (b) (c) 6.100% 8/25/11	670,000	11,725
Rabobank Capital Funding II VRN (b) 5.260% 12/31/49	10,000	5,290
Rabobank Capital Funding Trust VRN (b) 5.254% 12/29/49	95,000	52,086
Royal Bank of Scotland Group PLC VRN (Acquired 10/04/07, Cost $300,000) (b)(d) 6.990% 10/29/49	300,000	140,261
Royal Bank of Scotland Group PLC VRN 7.640% 3/31/49	200,000	79,657
RSHB Capital SA for OJSC Russian Agricultural Bank (b) 6.299% 5/15/17	790,000	450,300
Shinsei Finance Cayman Ltd. VRN (b) 6.418% 1/29/49	400,000	83,661
SunTrust Capital VIII VRN 6.100% 12/15/36	1,120,000	788,491
TuranAlem Finance BV (b) 8.250% 1/22/37	1,170,000	503,100
TuranAlem Finance BV (b) 8.250% 1/22/37	430,000	184,900
Wachovia Capital Trust III VRN 5.800% 3/15/42	230,000	135,700
Wachovia Corp. 5.250% 8/01/14	990,000	922,199
Wachovia Corp. 5.625% 10/15/16	330,000	301,454
Wells Fargo & Co. 5.300% 8/26/11	180,000	182,536
Wells Fargo Capital 5.950% 12/15/36	600,000	514,229
		5,789,849
Beverages – 0.4%
Diageo Capital PLC 7.375% 1/15/14	820,000	873,506

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Biotechnology – 0.1%
FMC Finance III SA 6.875% 7/15/17	$240,000	$224,400
Chemicals – 0.0%
Georgia Gulf Corp. 9.500% 10/15/14	40,000	12,000
Westlake Chemical Corp. 6.625% 1/15/16	40,000	23,200
		35,200
Coal – 0.0%
Peabody Energy Corp. 6.875% 3/15/13	40,000	37,900
Commercial Services – 0.1%
Ashtead Capital, Inc. (b) 9.000% 8/15/16	31,000	15,965
DI Finance/DynCorp International, Series B 9.500% 2/15/13	45,000	39,206
Hertz Corp. 8.875% 1/01/14	80,000	49,200
Service Corp. International 7.500% 4/01/27	135,000	86,400
Service Corp. International 7.625% 10/01/18	10,000	7,400
		198,171
Computers – 0.3%
Electronic Data Systems Corp. 7.125% 10/15/09	620,000	630,307
Sungard Data Systems, Inc. 9.125% 8/15/13	10,000	8,650
Sungard Data Systems, Inc. 10.250% 8/15/15	35,000	23,100
		662,057
Diversified Financial – 9.7%
Aiful Corp. (b) 5.000% 8/10/10	320,000	175,936
American Express Co. VRN 6.800% 9/01/66	220,000	113,883
American General Finance Corp. 6.900% 12/15/17	210,000	90,882
Banque Paribas 6.875% 3/01/09	110,000	109,073
The Bear Stearns Cos., Inc. 6.400% 10/02/17	930,000	966,435
The Bear Stearns Cos., Inc. 7.250% 2/01/18	80,000	87,668
Citigroup Capital XXI VRN 8.300% 12/21/77	920,000	709,538
Citigroup, Inc. 4.125% 2/22/10	445,000	438,514
Citigroup, Inc. 5.875% 5/29/37	150,000	149,887
Citigroup, Inc. 6.125% 8/25/36	40,000	35,832
Citigroup, Inc. 6.875% 3/05/38	920,000	1,046,856
Countrywide Financial Corp. FRN 1.686% 3/24/09	1,400,000	1,388,610
Countrywide Financial Corp. 5.800% 6/07/12	10,000	9,746
Countrywide Financial Corp. 6.250% 5/15/16	360,000	341,823
Countrywide Home Loans, Inc. 4.125% 9/15/09	170,000	168,008
Countrywide Home Loans, Inc. 5.625% 7/15/09	70,000	69,692
Credit Suisse Guernsey Ltd. VRN 5.860% 5/29/49	200,000	93,347
Federal National Mortgage Association 5.250% 8/01/12	320,000	328,915
Federal National Mortgage Association 6.250% 2/01/11	140,000	147,719
Ford Motor Credit Co. 5.700% 1/15/10	190,000	161,468
Ford Motor Credit Co. FRN 7.246% 6/15/11	298,000	196,680
Ford Motor Credit Co. 12.000% 5/15/15	900,000	672,083
Ford Motor Credit Co. LLC 7.375% 10/28/09	2,885,000	2,533,668
General Electric Capital Corp. VRN 6.375% 11/15/67	1,160,000	729,140
GMAC LLC 0.010% 6/15/15	10,000	1,688
GMAC LLC 5.625% 5/15/09	420,000	403,606
GMAC LLC 5.850% 1/14/09	240,000	238,436
GMAC LLC 6.875% 9/15/11	1,583,000	1,296,889
GMAC LLC 8.000% 11/01/31	2,173,000	1,291,609
Goldman Sachs Group LP 4.500% 6/15/10	430,000	423,717
The Goldman Sachs Group, Inc. 5.450% 11/01/12	60,000	56,256
HSBC Finance Corp. 4.125% 11/16/09	300,000	297,238
HSBC Finance Corp. 4.625% 9/15/10	460,000	454,080
JPMorgan Chase & Co. 5.125% 9/15/14	1,160,000	1,124,130
JPMorgan Chase & Co. 5.150% 10/01/15	600,000	566,554
Kaupthing Bank (b) (c) 5.750% 10/04/11	100,000	6,000
Kaupthing Bank (b) (c) 7.125% 5/19/16	375,000	2,812
Kaupthing Bank HF (Acquired 5/22/08, Cost $1,507,428) (b) (c) (d) (e) 7.625% 2/28/15	1,800,000	108,000
Lehman Brothers Holdings Capital Trust VII VRN (c) 5.857% 11/29/49	310,000	31
Lehman Brothers Holdings, Inc. (c) 5.250% 2/06/12	145,000	13,775
Lehman Brothers Holdings, Inc. (c) 6.200% 9/26/14	210,000	19,950
Lehman Brothers Holdings, Inc. (c) 6.500% 7/19/17	440,000	44
Lehman Brothers Holdings, Inc. Series I (c) 6.750% 12/28/17	1,320,000	132
Morgan Stanley Series F 5.625% 1/09/12	660,000	625,883
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	180,000	125,410

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Capital LLC (b) 8.500% 5/15/10	$207,000	$113,850
Residential Capital LLC (b) 9.625% 5/15/15	760,000	220,400
SLM Corp. 5.000% 10/01/13	590,000	422,157
SLM Corp. 5.000% 4/15/15	20,000	12,688
SLM Corp. 5.050% 11/14/14	120,000	79,859
SLM Corp. 5.375% 5/15/14	1,080,000	728,864
SLM Corp. 5.625% 8/01/33	110,000	66,731
TNK-BP Finance SA (b) 6.625% 3/20/17	200,000	96,000
TNK-BP Finance SA (b) 7.500% 7/18/16	400,000	208,000
TNK-BP Finance SA (b) 7.875% 3/13/18	570,000	285,000
		20,055,192
Electric – 3.6%
The AES Corp. 7.750% 3/01/14	328,000	288,640
The AES Corp. 7.750% 10/15/15	200,000	168,000
The AES Corp. 8.000% 10/15/17	1,080,000	885,600
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	20,000	16,215
Dominion Resources, Inc. 4.750% 12/15/10	30,000	29,664
Dominion Resources, Inc. 5.700% 9/17/12	600,000	594,108
Duke Energy Corp. 5.625% 11/30/12	705,000	717,976
Edison Mission Energy 7.000% 5/15/17	150,000	130,500
Edison Mission Energy 7.200% 5/15/19	200,000	164,000
Edison Mission Energy 7.625% 5/15/27	70,000	54,250
Energy Future Holdings Corp. (b) 10.875% 11/01/17	10,000	7,100
Energy Future Holdings Corp. (b) 11.250% 11/01/17	3,290,000	1,595,650
Energy Future Holdings Corp. Series P 5.550% 11/15/14	80,000	37,378
Energy Future Holdings Corp. Series Q 6.500% 11/15/24	220,000	77,833
Energy Future Holdings Corp. Series R 6.550% 11/15/34	935,000	315,649
Exelon Corp. 5.625% 6/15/35	350,000	220,942
FirstEnergy Corp. Series B 6.450% 11/15/11	190,000	179,599
FirstEnergy Corp. Series C 7.375% 11/15/31	1,130,000	1,068,998
NRG Energy, Inc. 7.375% 2/01/16	80,000	74,400
NRG Energy, Inc. 7.375% 1/15/17	150,000	138,000
Pacific Gas & Electric Co. 5.800% 3/01/37	130,000	134,837
Pacific Gas & Electric Co. 6.050% 3/01/34	375,000	398,272
Pacific Gas & Electric Co. 8.250% 10/15/18	20,000	24,029
Wisconsin Power & Light Co. 6.375% 8/15/37	140,000	141,614
		7,463,254
Electronics – 0.0%
NXP BV/NXP Funding LLC 7.875% 10/15/14	15,000	5,850
Environmental Controls – 0.2%
Waste Management, Inc. 6.375% 11/15/12	400,000	373,011
Foods – 0.0%
The Kroger Co. 6.150% 1/15/20	40,000	39,465
The Kroger Co. 6.400% 8/15/17	30,000	30,254
		69,719
Forest Products & Paper – 0.3%
Abitibi-Consolidated Co. of Canada (b) 15.500% 7/15/10	136,000	39,440
NewPage Corp. 10.000% 5/01/12	100,000	44,000
Weyerhaeuser Co. 6.750% 3/15/12	475,000	425,196
		508,636
Gas – 0.3%
Intergas Finance BV (b) 6.375% 5/14/17	900,000	522,000
Health Care — Services – 1.4%
Community Health Systems, Inc. 8.875% 7/15/15	190,000	174,800
DaVita, Inc. 6.625% 3/15/13	160,000	152,000
HCA, Inc. 5.750% 3/15/14	84,000	50,820
HCA, Inc. 6.250% 2/15/13	169,000	105,625
HCA, Inc. 6.300% 10/01/12	8,000	5,640
HCA, Inc. 6.375% 1/15/15	170,000	103,700
HCA, Inc. 9.125% 11/15/14	30,000	27,825
HCA, Inc. 9.250% 11/15/16	230,000	211,025
HCA, Inc. 9.625% 11/15/16	1,225,000	955,500
Tenet Healthcare Corp. 9.250% 2/01/15	1,274,000	1,025,570
WellPoint, Inc. 5.875% 6/15/17	50,000	45,507
		2,858,012
Insurance – 0.6%
American International Group, Inc. 5.850% 1/16/18	120,000	80,434
American International Group, Inc. 6.250% 3/15/87	670,000	250,427
Metlife Capital Trust IV (b) 7.875% 5/15/67	300,000	188,209
Metlife, Inc. 6.400% 12/15/36	440,000	264,000
The Travelers Cos., Inc. VRN 6.250% 3/15/37	590,000	386,472
		1,169,542
Iron & Steel – 0.2%
Evraz Group SA (b) 8.875% 4/24/13	650,000	331,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Steel Dynamics, Inc. 6.750% 4/01/15	$140,000	$96,600
		428,100
Lodging – 0.1%
Boyd Gaming Corp. 7.125% 2/01/16	50,000	29,500
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/10	50,000	16,500
MGM Mirage 6.750% 9/01/12	10,000	7,000
MGM Mirage 7.625% 1/15/17	160,000	103,200
MGM Mirage 8.375% 2/01/11	95,000	56,525
Station Casinos, Inc. 7.750% 8/15/16	200,000	38,000
		250,725
Manufacturing – 0.9%
Eastman Kodak Co. 7.250% 11/15/13	1,020,000	657,900
Tyco International Group SA 6.000% 11/15/13	310,000	290,878
Tyco International Group SA 6.125% 1/15/09	10,000	9,987
Tyco International Group SA 6.375% 10/15/11	470,000	461,984
Tyco International Group SA 6.750% 2/15/11	80,000	79,518
Tyco International Ltd. 6.875% 1/15/21	340,000	262,913
		1,763,180
Media – 1.9%
CCH I LLC 11.000% 10/01/15	130,000	22,750
Clear Channel Communications, Inc. 4.250% 5/15/09	50,000	44,000
Clear Channel Communications, Inc. 5.500% 9/15/14	570,000	68,400
Clear Channel Communications, Inc. 6.250% 3/15/11	10,000	3,000
Comcast Corp. 6.500% 1/15/15	1,405,000	1,381,018
Comcast Corp. 6.500% 1/15/17	440,000	434,594
DirecTV Holdings LLC 8.375% 3/15/13	55,000	54,725
Echostar DBS Corp. 6.625% 10/01/14	45,000	37,575
Echostar DBS Corp. 7.000% 10/01/13	95,000	82,412
Echostar DBS Corp. 7.750% 5/31/15	90,000	76,500
Idearc, Inc. 8.000% 11/15/16	225,000	16,875
News America, Inc. 6.200% 12/15/34	20,000	18,251
News America, Inc. 6.650% 11/15/37	40,000	39,590
R.H. Donnelley Corp. 8.875% 10/15/17	25,000	3,750
Rogers Cable, Inc. 6.750% 3/15/15	40,000	38,953
Shaw Communications, Inc. 7.250% 4/06/11	20,000	18,900
Sun Media Corp. 7.625% 2/15/13	25,000	20,125
Time Warner Entertainment Co. LP 8.375% 7/15/33	60,000	60,548
Time Warner, Inc. 6.875% 5/01/12	1,480,000	1,421,830
Time Warner, Inc. 7.700% 5/01/32	60,000	60,074
TL Acquisitions, Inc. (b) 10.500% 1/15/15	80,000	32,800
		3,936,670
Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	250,000	205,000
Vale Overseas Ltd. 6.875% 11/21/36	881,000	799,684
Vedanta Resources PLC (b) 8.750% 1/15/14	390,000	234,000
		1,238,684
Office Equipment/Supplies – 0.0%
Xerox Corp. 6.750% 2/01/17	30,000	21,769
Oil & Gas – 3.4%
Anadarko Finance Co. Series B 7.500% 5/01/31	230,000	203,384
Anadarko Petroleum Corp. 5.950% 9/15/16	40,000	35,332
Anadarko Petroleum Corp. 6.450% 9/15/36	780,000	615,291
Chesapeake Energy Corp. 6.375% 6/15/15	40,000	31,600
Chesapeake Energy Corp. 6.500% 8/15/17	40,000	30,600
Chesapeake Energy Corp. 7.250% 12/15/18	150,000	117,000
Conoco, Inc. 6.950% 4/15/29	375,000	403,538
Gaz Capital SA (b) 6.212% 11/22/16	690,000	455,400
Gaz Capital SA (b) 6.510% 3/07/22	340,000	202,300
Hess Corp. 7.300% 8/15/31	655,000	595,956
Hess Corp. 7.875% 10/01/29	90,000	86,398
KazMunaiGaz Finance Sub BV (b) 8.375% 7/02/13	770,000	600,600
Kerr-McGee Corp. 6.950% 7/01/24	290,000	254,286
Kerr-McGee Corp. 7.875% 9/15/31	650,000	598,356
Occidental Petroleum Corp. 7.000% 11/01/13	670,000	731,268
OPTI Canada, Inc. 7.875% 12/15/14	150,000	76,500
OPTI Canada, Inc. 8.250% 12/15/14	125,000	67,500
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	527,369
Petrobras International Finance Co. 6.125% 10/06/16	710,000	692,250
Pride International, Inc. 7.375% 7/15/14	40,000	37,200
XTO Energy, Inc. 6.750% 8/01/37	50,000	46,828
XTO Energy, Inc. 7.500% 4/15/12	600,000	593,015
		7,001,971
Oil & Gas Services – 0.1%
Cie Generale de Geophysique-Veritas 7.500% 5/15/15	35,000	21,700

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	$195,000	$113,100
Complete Production Services, Inc. 8.000% 12/15/16	170,000	107,100
		241,900
Packaging & Containers – 0.0%
Graham Packaging Co., Inc. 8.500% 10/15/12	110,000	78,375
Pharmaceuticals – 0.3%
Wyeth 5.950% 4/01/37	460,000	510,732
Pipelines – 1.1%
Dynegy Holdings, Inc. 7.750% 6/01/19	260,000	179,400
El Paso Corp. 7.000% 6/15/17	680,000	532,171
El Paso Corp. 7.750% 1/15/32	84,000	54,526
El Paso Corp. 7.800% 8/01/31	19,000	12,379
El Paso Natural Gas Co. 8.375% 6/15/32	349,000	301,149
Kinder Morgan Energy Partners LP 5.000% 12/15/13	100,000	87,205
Kinder Morgan Energy Partners LP 5.850% 9/15/12	20,000	18,316
Kinder Morgan Energy Partners LP 6.000% 2/01/17	230,000	199,680
Kinder Morgan Energy Partners LP 6.300% 2/01/09	60,000	59,942
Kinder Morgan Energy Partners LP 6.750% 3/15/11	40,000	38,906
Kinder Morgan Energy Partners LP 6.950% 1/15/38	100,000	80,875
Kinder Morgan Energy Partners LP 7.125% 3/15/12	20,000	19,316
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	20,000	17,469
Semgroup LP (Acquired 10/03/06-6/17/08, Cost $94,006) (b) (c) (d) 8.750% 11/15/15	95,000	3,325
Southern Natural Gas Co. 8.000% 3/01/32	5,000	4,166
Tennessee Gas Pipeline Co. 7.625% 4/01/37	50,000	39,687
Williams Cos., Inc. 7.750% 6/15/31	210,000	143,850
Williams Cos., Inc. Series A 7.500% 1/15/31	645,000	432,150
		2,224,512
Real Estate – 0.1%
Forest City Enterprises, Inc. 7.625% 6/01/15	35,000	12,250
Realogy Corp. 12.375% 4/15/15	520,000	70,200
		82,450
Real Estate Investment Trusts (REITS) – 0.6%
Franchise Finance Corp. of America 8.750% 10/15/10	1,000,000	1,060,889
Ventas Realty LP/Ventas Capital Corp. 6.500% 6/01/16	35,000	25,637
Ventas Realty LP/Ventas Capital Corp. 6.750% 4/01/17	30,000	22,800
		1,109,326
Retail – 0.3%
Amerigas Partners LP 7.250% 5/20/15	30,000	24,450
CVS Caremark Corp. (b) 9.350% 1/10/23	240,000	96,000
CVS Pass-Through Trust (b) 5.298% 1/11/27	16,044	12,462
CVS Pass-Through Trust (b) 5.880% 1/10/28	148,830	135,631
CVS Pass-Through Trust (b) 6.036% 12/10/28	171,665	144,566
CVS Pass-Through Trust (b) 6.943% 1/10/30	117,853	110,057
Suburban Propane Partners LP 6.875% 12/15/13	80,000	65,600
Wal-Mart Stores, Inc. 6.200% 4/15/38	60,000	68,667
		657,433
Savings & Loans – 0.5%
AAC Group Holding Corp. STEP (b) 0.000% 10/01/12	40,000	26,400
ASIF Global Financing XIX (b) 4.900% 1/17/13	20,000	16,055
El Paso Performance-Linked Trust (b) 7.750% 7/15/11	650,000	562,737
Goldman Sachs Capital II VRN 5.793% 12/29/49	460,000	176,835
ILFC E-Capital Trust II VRN (b) 6.250% 12/21/65	10,000	4,176
Resona Preferred Global Securities Cayman Ltd. VRN (b) 7.191% 12/29/49	455,000	216,620
		1,002,823
Semiconductors – 0.0%
Freescale Semiconductor, Inc. 8.875% 12/15/14	45,000	19,800
Telecommunications – 2.9%
America Movil SAB de CV 5.625% 11/15/17	330,000	293,380
AT&T, Inc. 5.500% 2/01/18	680,000	687,225
BellSouth Corp. 4.750% 11/15/12	10,000	9,811
British Telecom PLC STEP 8.625% 12/15/10	130,000	133,731
Citizens Communications Co. 7.125% 3/15/19	35,000	23,450
Citizens Communications Co. 7.875% 1/15/27	95,000	55,100
Deutsche Telekom International Finance BV 5.750% 3/23/16	390,000	373,323

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Koninklijke KPN NV 8.000% 10/01/10	$715,000	$721,580
Koninklijke KPN NV 8.375% 10/01/30	200,000	225,898
Level 3 Financing, Inc. 9.250% 11/01/14	95,000	55,100
Qwest Communications International, Inc. FRN 5.649% 2/15/09	5,000	4,975
Qwest Communications International, Inc. Series B 7.500% 2/15/14	95,000	67,925
Qwest Corp. 6.875% 9/15/33	130,000	77,350
Qwest Corp. 7.500% 10/01/14	55,000	45,650
SBC Communications, Inc. 5.100% 9/15/14	230,000	226,087
Sprint Capital Corp. 6.900% 5/01/19	910,000	646,100
Sprint Capital Corp. 8.375% 3/15/12	30,000	24,000
Sprint Capital Corp. 8.750% 3/15/32	100,000	67,500
Telecom Italia Capital SA 4.950% 9/30/14	100,000	76,125
Telecom Italia Capital SA 5.250% 10/01/15	310,000	235,987
Verizon Communications, Inc. 6.100% 4/15/18	280,000	278,989
Verizon Communications, Inc. 8.950% 3/01/39	680,000	878,349
Verizon Global Funding Corp. 7.375% 9/01/12	220,000	230,155
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (b) 8.375% 4/30/13	580,000	371,200
Windstream Corp. 8.625% 8/01/16	170,000	150,450
		5,959,440
Transportation – 0.0%
Gulfmark Offshore, Inc. 7.750% 7/15/14	20,000	14,200
TOTAL CORPORATE DEBT (Cost $97,430,908)		69,433,920
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.5%
Commercial MBS – 3.0%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4 VRN 5.115% 10/10/45	280,000	222,744
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.180% 9/10/47	840,000	671,768
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 VRN 5.334% 11/10/45	350,000	282,666
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 7/10/39	200,000	172,876
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 9/12/37	500,000	395,649
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4 VRN 5.280% 1/12/43	100,000	80,390
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 7/15/30	100,000	85,899
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 7/15/30	3,140,000	2,474,895
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 9/15/30	200,000	159,188
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 VRN 5.657% 5/12/39	610,000	476,076
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	520,000	366,191
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% 8/13/42	240,000	191,403
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	910,000	650,074
		6,229,819
Home Equity ABS – 3.0%
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.271% 10/25/32	1,616,215	1,335,619
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3 0.741% 9/25/35	116,016	112,037
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 0.831% 9/25/35	900,000	741,515
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 1.425% 12/15/35	208,954	68,144
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/28	5,144	4,933
GSAA Home Equity Trust, Series 2007-6, Class A4 FRN 0.771% 5/25/47	2,520,000	788,146
GSAA Trust, Series 2006-19, Class A3A FRN 0.711% 12/25/36	1,760,000	489,249

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSAA Trust, Series 2007-5, Class 2A3A FRN 0.791% 5/25/37	$2,560,000	$374,978
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6 5.879% 6/25/37	2,100,000	1,995,300
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class AI1 0.591% 12/25/35	99,139	97,653
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	166,632	119,376
		6,126,950
Manufactured Housing ABS – 1.0%
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	3,000,000	2,022,900
Student Loans ABS – 1.7%
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.871% 12/25/42	296,724	221,068
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 0.861% 11/25/35	1,400,000	973,000
Lehman XS Trust, Series 2006-2N, Class 1A1 FRN 0.731% 2/25/46	844,236	330,139
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 0.771% 11/25/35	263,939	192,180
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 0.661% 7/25/17	17,149	5,974
Nelnet Student Loan Trust, Series 2008-4, Class A4 5.015% 4/25/24	710,000	550,916
SLC Student Loan Trust 2008 1 4.419% 12/15/32	600,000	475,145
SLM Student Loan Trust, Series 2003-7A, Class A5A FRN (b) 3.196% 12/15/33	300,000	207,642
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.721% 11/25/37	730,283	569,997
		3,526,061
WL Collateral CMO – 7.8%
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1 FRN 0.761% 11/25/45	366,332	157,805
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.134% 11/25/34	888,572	514,231
Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1 FRN 0.738% 7/20/35	147,194	64,665
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 FRN 0.741% 11/25/35	258,037	139,796
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.801% 10/25/35	262,525	112,470
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 0.801% 11/20/35	483,397	214,535
Countrywide Alternative Loan Trust, Series 2005-38, Class A3 FRN 0.821% 9/25/35	101,242	43,783
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (b) 0.871% 9/25/35	625,065	551,360
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (b) 5.098% 6/26/35	970,000	701,082
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (b) 0.821% 9/25/35	439,062	344,878
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 5.172% 10/25/35	567,834	315,289
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 5.571% 2/25/36	346,403	158,751
Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1 FRN 0.791% 3/25/36	608,208	292,590
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1B FRN 0.681% 4/25/46	913,138	391,318
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.861% 12/25/34	49,044	21,102
Indymac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1 FRN 6.176% 11/25/37	352,654	230,243
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 VRN 4.570% 9/25/33	1,344,462	907,848
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 VRN 4.845% 1/25/36	690,188	438,928

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 (b) 5.652% 11/25/35	$1,829,034	$982,091
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN (b) 0.821% 5/25/35	439,002	292,246
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.777% 3/25/36	396,135	183,171
Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A4 6.431% 7/25/36	2,570,000	893,945
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (b) 5.500% 5/25/35	766,078	591,586
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (b) 6.000% 5/25/35	329,698	257,023
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (b) 6.000% 5/25/35	1,861,713	1,203,495
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2 FRN 0.831% 1/25/37	2,057,951	826,372
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2 6.000% 8/25/36	2,290,000	1,014,045
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 VRN 6.201% 9/25/37	992,507	726,859
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 VRN 6.208% 9/25/37	1,042,134	751,911
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.731% 11/25/45	383,432	177,154
WaMu Mortgage Pass Through Certificates, Series 2005-AR8, Class 1A1A FRN 0.741% 7/25/45	82,939	30,123
WaMu Mortgage Pass Through Certificates, Series 2005-AR19, Class A1A1 FRN 0.741% 12/25/45	396,013	184,110
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A2 FRN 0.751% 11/25/45	383,432	169,812
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.761% 10/25/45	299,804	140,468
WaMu Mortgage Pass Through Certificates, Series 2005-AR19, Class A1A2 FRN 0.761% 12/25/45	495,017	220,643
WaMu Mortgage Pass Through Certificates, Series 2005-AR9, Class A1A FRN 0.791% 7/25/45	287,735	136,199
WaMu Mortgage Pass Through Certificates, Series 2005-AR11, Class A1A FRN 0.791% 8/25/45	440,641	207,537
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 5.752% 11/25/36	1,940,000	1,010,017
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A3 5.948% 8/25/36	950,000	538,518
		16,137,999
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,898,884)		34,043,729
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Bundesrepublik Deutschland EUR (a) 3.750% 1/04/15	710,000	1,051,954
United Mexican States 6.750% 9/27/34	295,000	306,422
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,205,352)		1,358,376
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 43.0%
Pass-Through Securities – 43.0%
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	410,000	431,418
Federal Home Loan Bank System 5.375% 8/19/11	50,000	54,744
Federal Home Loan Mortgage Corp.
Pool #1N2654 5.625% 11/23/35	170,000	185,049
Pool #1n1640 5.789% 1/01/37	672,654	683,461
Pool #1n1637 5.847% 1/01/37	1,787,185	1,821,249
Pool #1J1368 5.859% 10/01/36	1,101,043	1,125,702
Pool #1G2201 6.091% 9/01/37	1,280,782	1,317,344
Pool #1b7303 6.204% 3/01/37	951,934	976,847
6.750% 9/15/29	50,000	70,952
Federal National Mortgage Association
4.875% 5/18/12	30,000	32,914
Pool #888283 5.000% 8/01/34	40,366,861	41,336,611
Pool #735893 5.000% 10/01/35	10,278,807	10,516,103
Pool #833222 5.000% 10/01/35	118,234	120,964

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #848349 5.000% 11/01/35	$183,679	$187,919
Pool #868243 5.000% 3/01/36	182,261	186,440
Pool #871047 5.000% 1/01/37	125,480	128,338
Pool #906369 5.000% 1/01/37	822,230	840,954
Pool #905948 5.000% 1/01/37	488,191	499,308
Pool #906076 5.000% 1/01/37	748,611	765,659
Pool #910971 5.000% 1/01/37	33,635	34,401
Pool #920717 5.000% 1/01/37	390,863	399,764
Pool #920718 5.000% 1/01/37	465,481	476,082
Pool #256596 5.000% 2/01/37	54,962	56,214
Pool #907703 5.000% 2/01/37	429,846	439,635
Pool #909463 5.000% 2/01/37	699,614	715,546
Pool #909494 5.000% 2/01/37	57,360	58,666
Pool #909668 5.000% 2/01/37	377,944	386,551
Pool #910935 5.000% 2/01/37	861,223	880,836
Pool #911439 5.000% 2/01/37	1,467,937	1,501,367
Pool #912446 5.000% 2/01/37	24,747	25,310
Pool #818016 5.000% 3/01/37	452,141	462,438
Pool #915673 5.000% 3/01/37	37,741	38,601
Pool #914924 5.000% 4/01/37	977,197	999,451
Pool #709406 5.500% 7/01/33	4,781,664	4,920,445
Pool #888030 5.500% 12/01/36	7,619,706	7,825,378
Pool #908931 5.500% 3/01/37	85,144	87,443
Pool #908921 5.500% 3/01/37	803,158	824,837
Pool #911422 5.500% 5/01/37	840,772	863,466
Pool #917883 5.500% 5/01/37	61,643	63,307
Pool #918732 5.500% 6/01/37	946,902	972,461
Pool #937948 5.500% 6/01/37	90,670	93,117
Pool #994383 5.500% 11/01/38	723,639	742,553
Pool #944103 5.841% 7/01/37	2,056,178	2,108,746
Pool #950385 5.856% 8/01/37	274,616	281,524
Pool #867482 6.000% 7/01/36	-	-
Pool #870776 6.500% 7/01/36	-	-
Government National Mortgage Association
Pool #487588 6.000% 4/15/29	17,689	18,370
Pool #595077 6.000% 10/15/32	4,029	4,179
Pool #596620 6.000% 10/15/32	2,713	2,814
Pool #598000 6.000% 12/15/32	277	287
Pool #604706 6.000% 10/15/33	450,210	466,706
Pool #636251 6.000% 3/15/35	57,195	59,211
Pool #782034 6.000% 1/15/36	593,963	614,891
Pool #658029 6.000% 7/15/36	752,413	778,571
		88,485,144
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $84,347,463)		88,485,144
U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds & Notes – 2.7%
U.S. Treasury Inflation Index (f) 1.750% 1/15/28	723,884	667,783
U.S. Treasury Inflation Index (f) 2.375% 1/15/27	934,624	937,242
U.S. Treasury Inflation Index 2.625% 7/15/17	219,513	225,207
U.S. Treasury Inflation Index (f) 3.375% 4/15/32	256,311	317,425
U.S. Treasury Inflation Index (f) 3.875% 4/15/29	2,727,929	3,368,162
		5,515,819
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,802,433)		5,515,819
TOTAL BONDS & NOTES (Cost $239,685,040)		198,836,988
TOTAL LONG-TERM INVESTMENTS (Cost $241,957,149)		199,550,591
SHORT-TERM INVESTMENTS – 1.4%
Repurchase Agreement – 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (g)	2,909,946	2,909,946
TOTAL SHORT-TERM INVESTMENTS (Cost $2,909,946)		2,909,946
TOTAL INVESTMENTS – 98.3% (Cost $244,867,095) (h)		202,460,537
Other Assets/ (Liabilities) — 1.7%		3,479,557
NET ASSETS – 100.0%		$205,940,094

Notes to Portfolio of Investments Industry classifications are unaudited.
ABS	- Asset Backed Security
CMO	- Collateralized Mortgage Obligation
EUR	- Euro
FRN	- Floating Rate Note
MBS	- Mortgage Backed Security
STEP	- Step Up Bond
VRN	- Variable Rate Note
WL	- Whole Loan
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $14,410,306 or 7.00% of net assets.
(c)	Security is currently in default.
(d)	Restricted security. (Note 2).
(e)	This security is valued in good faith under procedures established by the Board of Trustees.
(f)	This security is held as collateral for open futures contracts. (Note 2).
(g)	Maturity value of $2,909,948. Collateralized by U.S. Government Agency obligations with a rate of 4.734%, maturity date of 4/01/34, and an aggregate market value, including accrued interest, of $2,969,170.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 57.9%
COMMON STOCK — 57.8%
Aerospace & Defense – 1.2%
BAE Systems PLC	31,832	$173,492
Boeing Co.	3,553	151,607
Northrop Grumman Corp.	2,211	99,583
United Technologies Corp.	12,826	687,474
		1,112,156
Agriculture – 1.2%
Altria Group, Inc.	13,900	209,334
Imperial Tobacco Group PLC	12,939	345,641
Japan Tobacco, Inc.	78	258,290
Philip Morris International, Inc.	7,951	345,948
		1,159,213
Apparel – 0.3%
Nike, Inc. Class B	2,763	140,913
VF Corp.	2,290	125,423
		266,336
Auto Manufacturers – 0.6%
Daimler AG	4,759	180,824
Honda Motor Co. Ltd.	8,100	175,667
Paccar, Inc.	7,559	216,188
		572,679
Automotive & Parts – 0.6%
Compagnie Generale des Etablissements Michelin Class B	4,522	237,107
Johnson Controls, Inc.	21,112	383,394
		620,501
Banks – 4.1%
Banco Santander SA	29,050	280,365
Bank of America Corp.	38,913	547,895
The Bank of New York Mellon Corp.	5,448	154,342
BNP Paribas	4,012	169,412
Capital One Financial Corp.	5,014	159,896
China Construction Bank Corp.	189,000	104,590
China Merchants Bank Co. Ltd.	66,500	124,673
Comerica, Inc.	2,250	44,663
HSBC Holdings PLC	32,176	307,964
Intesa Sanpaolo	55,321	199,262
KeyCorp	8,251	70,299
Mitsubishi UFJ Financial Group, Inc.	40,700	252,540
Societe Generale	2,542	128,746
State Street Corp.	5,966	234,643
SunTrust Banks, Inc.	1,066	31,490
U.S. Bancorp	8,468	211,785
Wells Fargo & Co.	29,654	874,200
		3,896,765
Beverages – 1.2%
The Coca-Cola Co.	15,539	703,451
Coca-Cola Enterprises, Inc.	1,777	21,377
PepsiCo, Inc.	8,251	451,907
		1,176,735
Biotechnology – 0.8%
Alexion Pharmaceuticals, Inc. (a)	600	21,714
Amgen, Inc. (a)	4,833	279,106
Celgene Corp. (a)	6,738	372,477
Intercell AG (a)	4,045	124,022
		797,319
Building Materials – 0.2%
Anhui Conch Cement Co. Ltd. (a)	26,000	120,798
Nippon Sheet Glass Co. Ltd.	29,000	95,237
		216,035
Chemicals – 1.6%
Akzo Nobel N.V.	3,302	136,166
The Dow Chemical Co.	2,000	30,180
Du Pont (E.I.) de Nemours & Co.	4,400	111,320
Ecolab, Inc.	4,106	144,326
Lanxess AG	5,445	105,926
Monsanto Co.	1,740	122,409
Praxair, Inc.	11,903	706,562
Rohm & Haas Co.	100	6,179
Shin-Etsu Chemical Co. Ltd.	4,400	201,810
		1,564,878
Commercial Services – 0.3%
ITT Educational Services, Inc. (a)	1,421	134,967
McKesson Corp.	4,061	157,282
		292,249
Computers – 2.1%
Apple, Inc. (a)	4,114	351,130
Hewlett-Packard Co.	27,410	994,709
International Business Machines Corp.	6,072	511,019
NetApp, Inc. (a)	7,943	110,964
SanDisk Corp. (a)	3,424	32,870
		2,000,692
Cosmetics & Personal Care – 1.4%
The Estee Lauder Cos., Inc. Class A	1,698	52,570
The Procter & Gamble Co.	17,568	1,086,054
Shiseido Co. Ltd.	10,000	204,710
		1,343,334
Distribution & Wholesale – 0.5%
Li & Fung Ltd.	80,000	138,025
Mitsubishi Corp.	13,000	182,500
Mitsui & Co. Ltd.	17,000	173,898
		494,423
Diversified Financial – 1.9%
American Express Co.	3,119	57,857
Ameriprise Financial, Inc.	1,871	43,707
Citigroup, Inc.	29,594	198,576
CME Group, Inc.	237	49,322
Credit Suisse Group	6,481	177,639
The Goldman Sachs Group, Inc.	6,717	566,848
Macquarie Group Ltd.	6,243	126,892
Merrill Lynch & Co., Inc.	3,908	45,489
Morgan Stanley	23,311	373,908
NYSE Euronext	3,000	82,140
TD Ameritrade Holding Corp. (a)	8,133	115,895
		1,838,273
Electric – 2.0%
American Electric Power Co., Inc.	8,211	273,262
China Resources Power Holdings Co. Ltd.	42,000	81,629
CMS Energy Corp.	15,002	151,670
E.ON AG	8,931	347,855
Edison International	4,027	129,347
Exelon Corp.	7,817	434,704
FirstEnergy Corp.	3,435	166,872

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FPL Group, Inc.	1,777	$89,437
International Power PLC	41,211	143,088
NV Energy, Inc.	9,238	91,364
		1,909,228
Electrical Components & Equipment – 0.2%
Mitsubishi Electric Corp.	31,000	193,989
Electronics – 0.2%
HON HAI Precision Industry Co. Ltd. GDR (Taiwan)	25,400	98,298
Premier Farnell PLC	34,351	68,956
		167,254
Engineering & Construction – 0.2%
Bouygues	3,787	160,294
Fluor Corp.	842	37,781
		198,075
Entertainment – 0.3%
International Game Technology	21,121	251,129
Food Services – 0.3%
Sodexo	4,682	259,102
Foods – 2.7%
Cadbury Schweppes PLC	17,384	152,181
General Mills, Inc.	947	57,530
The J.M. Smucker Co.	410	17,778
Kraft Foods, Inc. Class A	11,907	319,703
Nestle SA	8,047	317,153
Safeway, Inc.	23,334	554,649
Sysco Corp.	24,856	570,197
Tesco PLC	54,806	285,534
Unilever NV	9,046	219,186
Yakult Honsha Co. Ltd.	4,500	96,224
		2,590,135
Gas – 0.5%
Gaz De France	5,915	290,447
Tokyo Gas Co. Ltd.	33,000	167,227
		457,674
Health Care — Products – 0.5%
C.R. Bard, Inc.	474	39,939
Covidien Ltd.	5,524	200,190
Medtronic, Inc.	4,540	142,647
Zimmer Holdings, Inc. (a)	2,013	81,365
		464,141
Health Care — Services – 0.4%
Aetna, Inc.	4,501	128,279
UnitedHealth Group, Inc.	2,329	61,951
WellPoint, Inc. (a)	5,172	217,896
		408,126
Holding Company — Diversified – 0.1%
TUI Travel PLC	23,931	80,897
Home Builders – 0.1%
D.R. Horton, Inc.	5,619	39,726
KB Home	3,837	52,260
		91,986
Household Products – 0.3%
Kimberly-Clark Corp.	1,471	77,581
Reckitt Benckiser Group PLC	6,848	255,118
		332,699
Insurance – 2.0%
ACE Ltd.	4,619	244,438
AFLAC, Inc.	1,692	77,561
Aon Corp.	1,066	48,695
Axis Capital Holdings Ltd.	679	19,772
Berkshire Hathaway, Inc. Class B (a)	32	102,848
Everest Re Group Ltd.	516	39,288
The Hartford Financial Services Group, Inc.	1,526	25,057
ING Groep NV	12,428	129,912
Metlife, Inc.	6,788	236,630
Muenchener Rueckversicherungs AG	1,424	223,777
Prudential Financial, Inc.	2,200	66,572
RenaissanceRe Holdings Ltd.	6,948	358,239
Sampo Oyj	5,381	100,508
The Travelers Cos., Inc.	1,327	59,980
Zurich Financial Services AG	935	202,966
		1,936,243
Internet – 0.8%
Amazon.com, Inc. (a)	1,934	99,176
Google, Inc. Class A (a)	1,931	594,072
Yahoo!, Inc. (a)	6,395	78,019
		771,267
Iron & Steel – 0.3%
JFE Holdings, Inc.	7,400	195,729
United States Steel Corp.	1,390	51,708
		247,437
Leisure Time – 0.2%
Carnival Corp.	4,559	110,875
Royal Caribbean Cruises Ltd.	4,298	59,097
		169,972
Lodging – 0.1%
Intercontinental Hotels Group PLC	11,320	92,107
Machinery — Construction & Mining – 0.4%
Atlas Copco AB	15,237	131,164
Caterpillar, Inc.	5,764	257,478
		388,642
Machinery — Diversified – 0.6%
Alstom	3,512	207,394
Kubota Corp.	52,000	373,786
		581,180
Manufacturing – 0.9%
Danaher Corp.	3,411	193,097
General Electric Co.	26,563	430,320
Honeywell International, Inc.	6,600	216,678
Textron, Inc.	1,184	16,422
		856,517
Media – 2.0%
News Corp. Class A	41,097	373,572
Time Warner, Inc.	67,918	683,255
Vivendi SA	9,852	320,758
The Walt Disney Co.	17,367	394,057
Wolters Kluwer NV	6,272	118,452
		1,890,094
Mining – 0.4%
BHP Billiton PLC	16,710	314,764
Freeport-McMoRan Copper & Gold, Inc.	1,855	45,336
		360,100
Oil & Gas – 5.5%
Anadarko Petroleum Corp.	2,211	85,234
Apache Corp.	2,921	217,702
BG Group PLC	24,296	337,320
Chevron Corp.	3,316	245,285
Devon Energy Corp.	1,934	127,083
EOG Resources, Inc.	61	4,061
Exxon Mobil Corp.	26,904	2,147,746
Hess Corp.	2,211	118,598
Marathon Oil Corp.	4,579	125,281
Nabors Industries Ltd. (a)	3,316	39,693
Occidental Petroleum Corp.	10,499	629,835

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Royal Dutch Shell PLC Class A	24,336	$634,280
Total SA	7,823	426,492
Transocean Ltd. (a)	624	29,484
XTO Energy, Inc.	3,316	116,955
		5,285,049
Oil & Gas Services – 0.8%
Baker Hughes, Inc.	1,098	35,213
Halliburton Co.	9,308	169,219
Schlumberger Ltd.	10,607	448,994
Smith International, Inc.	2,666	61,025
Weatherford International Ltd. (a)	3,356	36,312
		750,763
Pharmaceuticals – 6.4%
Abbott Laboratories	16,708	891,706
Bayer AG	6,532	383,721
Bristol-Myers Squibb Co.	16,821	391,088
Cardinal Health, Inc.	8,409	289,858
Chugai Pharmaceutical Co. Ltd.	19,500	377,461
Eli Lilly & Co.	4,000	161,080
Gilead Sciences, Inc. (a)	10,362	529,913
Medco Health Solutions, Inc. (a)	1,974	82,730
Merck & Co., Inc.	38,433	1,168,363
Roche Holding AG	3,383	520,758
Sanofi-Aventis	6,637	421,542
Schering-Plough Corp.	35,415	603,117
Shire Ltd.	8,244	120,558
Wyeth	6,198	232,487
		6,174,382
Retail – 2.2%
Advance Auto Parts, Inc.	4,224	142,138
CVS Caremark Corp.	12,796	367,757
Hennes & Mauritz AB Class B	5,171	202,062
Kohl's Corp. (a)	4,449	161,054
Polo Ralph Lauren Corp.	400	18,164
Staples, Inc.	31,420	563,046
Wal-Mart Stores, Inc.	10,067	564,356
Yum! Brands, Inc.	2,250	70,875
		2,089,452
Semiconductors – 1.0%
Applied Materials, Inc.	11,366	115,138
KLA-Tencor Corp.	5,454	118,843
Lam Research Corp. (a)	7,446	158,451
Marvell Technology Group Ltd. (a)	3,435	22,911
Novellus Systems, Inc. (a)	2,369	29,234
Samsung Electronics Co. Ltd. GDR (Republic of Korea)	679	71,366
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	28,548	225,529
Xilinx, Inc.	11,406	203,255
		944,727
Software – 1.4%
Infosys Technologies Ltd. Sponsored ADR (India)	2,812	69,091
Microsoft Corp.	56,852	1,105,203
Oracle Corp. (a)	9,988	177,087
		1,351,381
Telecommunications – 5.3%
AT&T, Inc.	24,098	686,793
Cisco Systems, Inc. (a)	78,101	1,273,046
Corning, Inc.	44,638	425,400
Juniper Networks, Inc. (a)	3,448	60,375
Koninklijke KPN NV	25,253	366,190
Nippon Telegraph & Telephone Corp.	31	166,609
Nokia Oyj	18,200	282,153
Qualcomm, Inc.	13,861	496,640
Sprint Nextel Corp. (a)	13,782	25,221
Telefonica SA	19,143	429,099
Verizon Communications, Inc.	20,338	689,458
Vodafone Group PLC	86,207	173,545
		5,074,529
Toys, Games & Hobbies – 0.4%
Nintendo Co. Ltd.	1,000	384,195
Transportation – 1.3%
CSX Corp.	6,038	196,054
Norfolk Southern Corp.	18,855	887,128
TNT NV	8,896	170,858
		1,254,040
TOTAL COMMON STOCK (Cost $58,802,586)		55,358,100
PREFERRED STOCK — 0.1%
Auto Manufacturers – 0.0%
General Motors Corp. Series C	4,450	14,185
Internet – 0.1%
Preferred Blocker, Inc.	196	103,797
U.S. Government Agencies – 0.0%
Fannie Mae	7,175	5,955
Fannie Mae	400	313
Freddie Mac	11,350	4,426
		10,694
TOTAL PREFERRED STOCK (Cost $626,303)		128,676
TOTAL EQUITIES (Cost $59,428,889)		55,486,776
	Principal Amount
BONDS & NOTES – 37.1%
CORPORATE DEBT — 16.4%
Advertising – 0.0%
Lamar Media Corp. Series B 6.625% 8/15/15	$40,000	28,900
Aerospace & Defense – 0.0%
DRS Technologies, Inc. 6.625% 2/01/16	20,000	20,000
Agriculture – 0.2%
Altria Group, Inc. 9.700% 11/10/18	140,000	151,316
Reynolds American, Inc. 6.750% 6/15/17	65,000	51,596
		202,912
Airlines – 0.3%
Delta Air Lines, Inc. 6.821% 8/10/22	93,494	54,272
Delta Air Lines, Inc., Series 2000-1, Class A2 7.570% 11/18/10	200,000	172,000
Northwest Airlines Corp. 7.575% 9/01/20	80,354	55,846
		282,118
Apparel – 0.0%
Oxford Industries, Inc. 8.875% 6/01/11	15,000	11,325
Auto Manufacturers – 0.4%
DaimlerChrysler Finance North America LLC 5.750% 5/18/09	60,000	58,229

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DaimlerChrysler Finance North America LLC 5.875% 3/15/11	$100,000	$87,200
Ford Motor Co. 4.250% 12/15/36	60,000	15,450
Ford Motor Co. 6.625% 10/01/28	50,000	11,000
Ford Motor Co. 7.450% 7/16/31	150,000	42,000
General Motors Corp. EUR (b) 8.375% 7/05/33	90,000	20,017
General Motors Corp. 8.375% 7/15/33	770,000	134,750
		368,646
Automotive & Parts – 0.0%
Visteon Corp. 8.250% 8/01/10	11,000	3,410
Visteon Corp. (c) 12.250% 12/31/16	28,000	6,720
		10,130
Banks – 1.0%
BAC Capital Trust XIV VRN 5.630% 12/31/49	10,000	4,007
Bank of America Corp. VRN 8.125% 12/29/49	190,000	142,120
Export-Import Bank Of Korea (c) 5.250% 2/10/14	5,000	4,330
Glitnir Banki HF (c) (d) 6.330% 7/28/11	160,000	7,600
Glitnir Banki HF (c) (d) 6.375% 9/25/12	100,000	4,750
Glitnir Banki HF VRN (c) (d) 6.693% 6/15/16	140,000	21
Hypothekenbank in Essen (c) 5.000% 1/20/12	20,000	21,621
ICICI Bank Ltd. VRN 6.375% 4/30/22	100,000	52,712
ICICI Bank Ltd. VRN (c) 6.375% 4/30/22	136,000	71,415
KeyBank NA 5.500% 9/17/12	40,000	37,290
Landsbanki Islands HF (c) (d) 6.100% 8/25/11	280,000	4,900
Rabobank Capital Funding Trust VRN (c) 5.254% 12/29/49	20,000	10,965
Royal Bank of Scotland Group PLC VRN (Acquired 10/04/07, Cost $120,000) (c) (e) 6.990% 10/29/49	120,000	56,104
RSHB Capital SA for OJSC Russian Agricultural Bank (c) 6.299% 5/15/17	200,000	114,000
Shinsei Finance Cayman Ltd. VRN (c) 6.418% 1/29/49	100,000	20,915
TuranAlem Finance BV (c) 8.250% 1/22/37	360,000	154,800
TuranAlem Finance BV (c) 8.250% 1/22/37	100,000	43,000
Wachovia Capital Trust III VRN 5.800% 3/15/42	120,000	70,800
Wells Fargo Capital 5.950% 12/15/36	100,000	85,705
		907,055
Beverages – 0.2%
Diageo Capital PLC 7.375% 1/15/14	180,000	191,745
Biotechnology – 0.1%
FMC Finance III SA 6.875% 7/15/17	70,000	65,450
Chemicals – 0.0%
Georgia Gulf Corp. 9.500% 10/15/14	10,000	3,000
Westlake Chemical Corp. 6.625% 1/15/16	15,000	8,700
		11,700
Coal – 0.0%
Peabody Energy Corp. 6.875% 3/15/13	15,000	14,213
Commercial Services – 0.1%
Ashtead Capital, Inc. (c) 9.000% 8/15/16	16,000	8,240
DI Finance/DynCorp International, Series B 9.500% 2/15/13	15,000	13,069
Hertz Corp. 8.875% 1/01/14	30,000	18,450
Hertz Corp. 10.500% 1/01/16	5,000	2,281
Service Corp. International 6.750% 4/01/16	15,000	11,400
Service Corp. International 7.500% 4/01/27	35,000	22,400
		75,840
Computers – 0.0%
Electronic Data Systems Corp. 7.125% 10/15/09	10,000	10,166
Sungard Data Systems, Inc. 10.250% 8/15/15	15,000	9,900
		20,066
Diversified Financial – 4.4%
Aiful Corp. (c) 5.000% 8/10/10	100,000	54,980
American Express Co. VRN 6.800% 9/01/66	75,000	38,824
The Bear Stearns Cos., Inc. 7.250% 2/01/18	240,000	263,005
BP Capital Markets PLC 5.250% 11/07/13	140,000	146,151
Citigroup Capital XXI VRN 8.300% 12/21/57	400,000	308,495
Citigroup, Inc. 5.875% 5/29/37	30,000	29,977
Citigroup, Inc. 6.125% 8/25/36	10,000	8,958
Citigroup, Inc. 6.875% 3/05/38	80,000	91,031
Countrywide Financial Corp. FRN 1.686% 3/24/09	360,000	357,071
Countrywide Financial Corp. 6.250% 5/15/16	100,000	94,951
Countrywide Home Loans, Inc. 4.125% 9/15/09	50,000	49,414
Countrywide Home Loans, Inc. 5.625% 7/15/09	20,000	19,912
Federal National Mortgage Association 5.250% 8/01/12	30,000	30,836

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association 6.250% 2/01/11	$30,000	$31,654
Ford Motor Credit Co. FRN 7.246% 6/15/11	551,000	363,660
Ford Motor Credit Co. 8.000% 12/15/16	550,000	358,252
Ford Motor Credit Co. 12.000% 5/15/15	210,000	156,819
Ford Motor Credit Co. LLC 7.375% 10/28/09	120,000	105,387
General Electric Capital Corp. VRN 6.375% 11/15/67	310,000	194,856
GMAC LLC 5.850% 1/14/09	130,000	129,153
GMAC LLC 8.000% 11/01/31	785,000	466,596
The Goldman Sachs Group, Inc. 5.450% 11/01/12	50,000	46,880
Kaupthing Bank (c) (d) 7.125% 5/19/16	100,000	750
Kaupthing Bank (Acquired 2/25/08, Cost $368,482) (c) (d) (e) (f) 7.625% 2/28/15	440,000	26,400
Lehman Brothers Holdings Capital Trust VII VRN (d) 5.857% 11/29/49	130,000	13
Lehman Brothers Holdings, Inc. (d) 5.250% 2/06/12	70,000	6,650
Lehman Brothers Holdings, Inc. (d) 6.200% 9/26/14	60,000	5,700
Lehman Brothers Holdings, Inc. (d) 6.500% 7/19/17	30,000	3
Lehman Brothers Holdings, Inc. Series I (d) 6.750% 12/28/17	290,000	29
Morgan Stanley Series F 5.625% 1/09/12	190,000	180,178
Residential Capital LLC (c) 6.178% 5/15/10	91,000	50,050
Residential Capital LLC (c) 9.625% 5/15/15	144,000	41,760
SLM Corp. 5.000% 10/01/13	210,000	150,259
SLM Corp. 5.000% 4/15/15	10,000	6,344
SLM Corp. 5.050% 11/14/14	40,000	26,620
SLM Corp. 5.375% 5/15/14	285,000	192,339
SLM Corp. 5.625% 8/01/33	50,000	30,332
TNK-BP Finance SA (c) 7.500% 7/18/16	170,000	88,400
TNK-BP Finance SA (c) 7.875% 3/13/18	100,000	50,000
		4,202,689
Electric – 1.6%
The AES Corp. 7.750% 3/01/14	302,000	265,760
The AES Corp. 7.750% 10/15/15	50,000	42,000
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	5,000	4,054
Dominion Resources, Inc. 5.700% 9/17/12	165,000	163,380
Duke Energy Corp. 5.625% 11/30/12	145,000	147,669
Edison Mission Energy 7.000% 5/15/17	50,000	43,500
Edison Mission Energy 7.200% 5/15/19	60,000	49,200
Edison Mission Energy 7.625% 5/15/27	20,000	15,500
Energy Future Holdings Corp. (c) 11.250% 11/01/17	730,000	354,050
Energy Future Holdings Corp. Series Q 6.500% 11/15/24	190,000	67,220
Energy Future Holdings Corp. Series R 6.550% 11/15/34	150,000	50,639
Exelon Corp. 5.625% 6/15/35	10,000	6,312
FirstEnergy Corp. Series B 6.450% 11/15/11	50,000	47,263
FirstEnergy Corp. Series C 7.375% 11/15/31	70,000	66,221
NRG Energy, Inc. 7.250% 2/01/14	20,000	18,700
NRG Energy, Inc. 7.375% 2/01/16	20,000	18,600
NRG Energy, Inc. 7.375% 1/15/17	40,000	36,800
Pacific Gas & Electric Co. 5.800% 3/01/37	10,000	10,372
Pacific Gas & Electric Co. 6.050% 3/01/34	80,000	84,965
Wisconsin Power & Light Co. 6.375% 8/15/37	40,000	40,461
		1,532,666
Electronics – 0.0%
NXP BV/NXP Funding LLC 7.875% 10/15/14	5,000	1,950
Environmental Controls – 0.1%
Waste Management, Inc. 6.375% 11/15/12	115,000	107,241
Foods – 0.0%
The Kroger Co. 6.150% 1/15/20	10,000	9,866
The Kroger Co. 6.400% 8/15/17	10,000	10,085
		19,951
Forest Products & Paper – 0.2%
Weyerhaeuser Co. 6.750% 3/15/12	175,000	156,651
Gas – 0.2%
Intergas Finance BV (c) 6.375% 5/14/17	240,000	139,200
Health Care — Services – 0.6%
Community Health Systems, Inc. 8.875% 7/15/15	60,000	55,200
DaVita, Inc. 6.625% 3/15/13	60,000	57,000
HCA, Inc. 6.250% 2/15/13	132,000	82,500
HCA, Inc. 6.300% 10/01/12	54,000	38,070
HCA, Inc. 6.375% 1/15/15	320,000	195,200
HCA, Inc. 7.500% 11/15/95	50,000	21,186
HCA, Inc. 7.690% 6/15/25	10,000	4,695

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HCA, Inc. 9.125% 11/15/14	$10,000	$9,275
HCA, Inc. 9.250% 11/15/16	90,000	82,575
HCA, Inc. 9.625% 11/15/16	30,000	23,400
WellPoint, Inc. 5.875% 6/15/17	10,000	9,101
		578,202
Insurance – 0.0%
American International Group, Inc. 5.850% 1/16/18	30,000	20,109
Metlife, Inc. 6.400% 12/15/36	10,000	6,000
The Travelers Cos., Inc. VRN 6.250% 3/15/67	10,000	6,550
		32,659
Iron & Steel – 0.1%
Evraz Group SA (c) 8.875% 4/24/13	190,000	96,900
Steel Dynamics, Inc. 6.750% 4/01/15	45,000	31,050
		127,950
Lodging – 0.1%
Boyd Gaming Corp. 7.125% 2/01/16	20,000	11,800
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/10	20,000	6,600
MGM Mirage 6.625% 7/15/15	5,000	3,050
MGM Mirage 8.375% 2/01/11	40,000	23,800
Station Casinos, Inc. 7.750% 8/15/16	55,000	10,450
		55,700
Manufacturing – 0.3%
Eastman Kodak Co. 7.250% 11/15/13	240,000	154,800
Tyco International Group SA 6.750% 2/15/11	30,000	29,819
Tyco International Ltd. 6.875% 1/15/21	160,000	123,724
		308,343
Media – 1.0%
CCH I LLC 11.000% 10/01/15	40,000	7,000
Clear Channel Communications, Inc. 4.250% 5/15/09	50,000	44,000
Clear Channel Communications, Inc. 5.500% 9/15/14	150,000	18,000
Comcast Corp. 6.500% 1/15/15	255,000	250,648
Comcast Corp. 6.500% 1/15/17	150,000	148,157
DirecTV Holdings LLC 8.375% 3/15/13	25,000	24,875
Echostar DBS Corp. 6.625% 10/01/14	20,000	16,700
Echostar DBS Corp. 7.000% 10/01/13	20,000	17,350
Idearc, Inc. 8.000% 11/15/16	70,000	5,250
News America, Inc. 6.650% 11/15/37	10,000	9,898
R.H. Donnelley Corp. 8.875% 10/15/17	5,000	750
Rogers Cable, Inc. 6.750% 3/15/15	20,000	19,476
Sun Media Corp. 7.625% 2/15/13	10,000	8,050
Time Warner, Inc. 6.875% 5/01/12	355,000	341,047
TL Acquisitions, Inc. (c) 10.500% 1/15/15	30,000	12,300
		923,501
Mining – 0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	70,000	57,400
Vale Overseas Ltd. 6.875% 11/21/36	200,000	181,540
Vedanta Resources PLC (c) 8.750% 1/15/14	100,000	60,000
		298,940
Office Equipment/Supplies – 0.0%
Xerox Corp. 6.750% 2/01/17	10,000	7,256
Oil & Gas – 1.5%
Anadarko Finance Co. Series B 7.500% 5/01/31	10,000	8,843
Anadarko Petroleum Corp. 6.450% 9/15/36	140,000	110,437
Chesapeake Energy Corp. 6.375% 6/15/15	5,000	3,950
Chesapeake Energy Corp. 6.500% 8/15/17	20,000	15,300
Chesapeake Energy Corp. 7.250% 12/15/18	25,000	19,500
Conoco Funding Co. 6.350% 10/15/11	40,000	42,081
Conoco, Inc. 6.950% 4/15/29	30,000	32,283
ConocoPhillips Co. 4.750% 10/15/12	10,000	9,967
Gaz Capital SA (c) 6.212% 11/22/16	100,000	66,000
Gaz Capital SA (c) 6.510% 3/07/22	110,000	65,450
Hess Corp. 7.300% 8/15/31	190,000	172,873
Hess Corp. 7.875% 10/01/29	30,000	28,799
KazMunaiGaz Finance Sub BV (c) 8.375% 7/02/13	160,000	124,800
Kerr-McGee Corp. 6.950% 7/01/24	20,000	17,537
Kerr-McGee Corp. 7.875% 9/15/31	265,000	243,945
Occidental Petroleum Corp. 7.000% 11/01/13	150,000	163,717
OPTI Canada, Inc. 7.875% 12/15/14	50,000	25,500
OPTI Canada, Inc. 8.250% 12/15/14	40,000	21,600
Pemex Project Funding Master Trust 6.625% 6/15/35	111,000	93,961
Petrobras International Finance Co. 6.125% 10/06/16	160,000	156,000
XTO Energy, Inc. 7.500% 4/15/12	50,000	49,418
		1,471,961
Oil & Gas Services – 0.1%
Cie Generale de Geophysique-Veritas 7.500% 5/15/15	10,000	6,200
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	60,000	34,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Complete Production Services, Inc. 8.000% 12/15/16	$50,000	$31,500
		72,500
Packaging & Containers – 0.0%
Graham Packaging Co., Inc. 8.500% 10/15/12	30,000	21,375
Pharmaceuticals – 0.2%
Wyeth 5.950% 4/01/37	130,000	144,337
Pipelines – 0.6%
Dynegy Holdings, Inc. 7.750% 6/01/19	80,000	55,200
El Paso Corp. 7.000% 6/15/17	210,000	164,347
El Paso Corp. 7.750% 1/15/32	15,000	9,737
El Paso Corp. 7.800% 8/01/31	57,000	37,136
Kinder Morgan Energy Partners LP 5.000% 12/15/13	30,000	26,161
Kinder Morgan Energy Partners LP 6.000% 2/01/17	20,000	17,363
Kinder Morgan Energy Partners LP 6.300% 2/01/09	30,000	29,971
Kinder Morgan Energy Partners LP 6.750% 3/15/11	40,000	38,906
Kinder Morgan Energy Partners LP 6.950% 1/15/38	20,000	16,175
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 6/15/14	5,000	4,367
Semgroup LP (Acquired 10/03/06-6/17/08, Cost $29,600) (c) (d) (e) 8.750% 11/15/15	30,000	1,050
Southern Natural Gas Co. 8.000% 3/01/32	10,000	8,333
Tennessee Gas Pipeline Co. 7.625% 4/01/37	30,000	23,812
Williams Cos., Inc. Series A 7.500% 1/15/31	220,000	147,400
		579,958
Real Estate – 0.0%
Forest City Enterprises, Inc. 7.625% 6/01/15	15,000	5,250
Realogy Corp. 12.375% 4/15/15	150,000	20,250
		25,500
Real Estate Investment Trusts (REITS) – 0.7%
Franchise Finance Corp. of America 8.750% 10/15/10	610,000	647,142
Ventas Realty LP/Ventas Capital Corp. 6.500% 6/01/16	15,000	10,988
Ventas Realty LP/Ventas Capital Corp. 6.750% 4/01/17	10,000	7,600
		665,730
Retail – 0.2%
Amerigas Partners LP 7.250% 5/20/15	10,000	8,150
CVS Caremark Corp. (c) 9.350% 1/10/23	100,000	40,000
CVS Pass-Through Trust (c) 5.880% 1/10/28	30,696	27,974
CVS Pass-Through Trust (c) 6.036% 12/10/28	35,287	29,716
Suburban Propane Partners LP 6.875% 12/15/13	35,000	28,700
Wal-Mart Stores, Inc. 6.200% 4/15/38	20,000	22,889
		157,429
Savings & Loans – 0.4%
AAC Group Holding Corp. STEP (c) 0.000% 10/01/12	15,000	9,900
ASIF Global Financing XIX (c) 4.900% 1/17/13	20,000	16,055
El Paso Performance-Linked Trust (c) 7.750% 7/15/11	140,000	121,205
Goldman Sachs Capital II VRN 5.793% 12/29/49	110,000	42,287
ILFC E-Capital Trust II VRN (c) 6.250% 12/21/65	190,000	79,346
MUFG Capital Finance 1 Ltd. VRN 6.346% 7/29/49	100,000	69,672
Resona Preferred Global Securities Cayman Ltd. VRN (c) 7.191% 12/29/49	155,000	73,794
		412,259
Semiconductors – 0.0%
Freescale Semiconductor, Inc. 8.875% 12/15/14	15,000	6,600
Telecommunications – 1.5%
America Movil SAB de CV 5.625% 11/15/17	80,000	71,122
BellSouth Corp. 4.750% 11/15/12	10,000	9,811
British Telecom PLC STEP 8.625% 12/15/10	160,000	164,592
Cellco Partnership (c) 8.500% 11/15/18	10,000	11,717
Citizens Communications Co. 7.875% 1/15/27	25,000	14,500
Deutsche Telekom International Finance BV 5.750% 3/23/16	75,000	71,793
Koninklijke KPN NV 8.000% 10/01/10	180,000	181,657
Koninklijke KPN NV 8.375% 10/01/30	125,000	141,186
Level 3 Financing, Inc. 9.250% 11/01/14	35,000	20,300
Qwest Communications International, Inc. Series B 7.500% 2/15/14	30,000	21,450
Qwest Corp. 6.875% 9/15/33	10,000	5,950
SBC Communications, Inc. 5.100% 9/15/14	120,000	117,958
Sprint Capital Corp. 8.375% 3/15/12	50,000	40,000
Sprint Capital Corp. 8.750% 3/15/32	60,000	40,500
Telecom Italia Capital SA 4.950% 9/30/14	120,000	91,350
Verizon Communications, Inc. 6.100% 4/15/18	60,000	59,784

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 8.950% 3/01/39	$100,000	$129,169
Verizon Global Funding Corp. 7.375% 9/01/12	60,000	62,769
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (c) 8.375% 4/30/13	190,000	121,600
Windstream Corp. 8.625% 8/01/16	80,000	70,800
		1,448,008
Transportation – 0.0%
Gulfmark Offshore, Inc. 7.750% 7/15/14	10,000	7,100
TOTAL CORPORATE DEBT (Cost $23,216,271)		15,715,756
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.9%
Commercial MBS – 2.2%
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A3 5.620% 2/10/51	20,000	12,852
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4 VRN 5.338% 3/10/44	700,000	522,733
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 7/10/39	300,000	259,313
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 9/12/37	600,000	474,779
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3 5.420% 1/15/49	280,000	196,625
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 7/15/30	200,000	171,798
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 7/15/30	210,000	165,519
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 9/15/30	200,000	159,188
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X (Acquired 07/28/04, Cost $180,401) VRN (c) (e) 1.221% 5/28/40	1,871,680	52,089
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	150,000	105,632
Mutual Fund Fee Trust, Series 2000-3 9.070% 7/01/09	655,398	7
		2,120,535
Home Equity ABS – 1.3%
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.271% 10/25/32	355,433	293,725
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A FRN 1.026% 9/25/27	51,380	43,854
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 1.425% 12/15/35	235,074	76,662
GSAA Home Equity Trust, Series 2007-6, Class A4 FRN 0.771% 5/25/47	580,000	181,399
GSAA Trust, Series 2006-19, Class A3A FRN 0.711% 12/25/36	710,000	197,367
GSAA Trust, Series 2007-5, Class 2A3A FRN 0.791% 5/25/37	560,000	82,026
Option One Mortgage Loan Trust, Series 2003-3, Class A1 FRN 1.051% 6/25/33	354,907	290,079
Terwin Mortgage Trust, Series 2006-10SL, Class A1 VRN 4.750% 10/25/37	112,404	25,265
UCFC Home Equity Loan, Series 1998-D, Class MF1 6.905% 4/15/30	42,635	42,102
		1,232,479
Student Loans ABS – 0.4%
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.691% 7/25/30	275,185	179,384
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 0.661% 7/25/17	284,176	98,993
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AII FRN 1.111% 8/25/32	3,823	3,126
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 2.643% 11/25/37	164,903	128,709

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A FRN 1.765% 9/27/32	$92,395	$34,094
		444,306
WL Collateral CMO – 4.0%
Banc of America Funding Corp., Series 2006-E, Class 2A1 FRN 5.830% 6/20/36	391,285	213,331
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.134% 11/25/34	177,715	102,846
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1 FRN 0.971% 2/25/35	383,400	193,255
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (c) 5.098% 6/26/35	220,000	159,008
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 5.571% 2/25/36	115,468	52,917
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1B FRN 0.681% 4/25/46	218,481	93,628
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2 VRN 5.099% 9/25/35	120,177	71,777
Indymac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1 FRN 6.176% 11/25/37	101,878	66,515
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 VRN 4.570% 9/25/33	307,306	161,914
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 (c) 5.652% 11/25/35	409,355	219,801
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3 (c) 7.000% 8/25/34	219,858	170,807
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 FRN 4.727% 5/25/29	87,945	60,216
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.777% 3/25/36	330,113	152,643
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3 VRN 6.617% 6/25/37	341,110	175,835
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (c) 5.500% 5/25/35	278,574	215,122
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (c) 6.000% 5/25/35	131,879	102,809
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (c) 6.000% 5/25/35	485,664	313,955
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2 FRN 0.831% 1/25/37	459,081	184,345
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2 6.000% 8/25/36	510,000	225,835
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 VRN 6.201% 9/25/37	292,871	214,483
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 VRN 6.208% 9/25/37	303,308	218,840
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 5.752% 11/25/36	430,000	223,870
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A3 5.948% 8/25/36	210,000	119,041
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 3/25/34	125,321	94,627
		3,807,420
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,034,119)		7,604,740
SOVEREIGN DEBT OBLIGATION — 0.1%
United Mexican States 6.750% 9/27/34	97,000	100,756
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $97,686)		100,756
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 12.7%
Pass-Through Securities – 12.7%
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	90,000	94,702
Federal Home Loan Mortgage Corp.(g) Pool #1N2654 5.625% 11/23/35	140,000	152,394
Federal National Mortgage Association
Pool #888283 5.000% 8/01/34	7,494,270	7,674,307
Pool #944103 5.841% 7/01/37	639,889	656,249
Pool #595775 6.000% 8/01/31	11,242	11,665

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #902990 6.500% 11/01/36	$14,771	$15,370
Federal National Mortgage Association Principal Strip 0.010% 2/01/19	30,000	13,677
Federal National Mortgage Association TBA
Pool #3534 4.500% 7/01/34 (h)	300,000	304,031
Pool #43221 5.500% 6/01/35 (h)	3,000,000	3,075,000
Government National Mortgage Association
Pool #575499 6.000% 1/15/32	69,759	72,402
Pool #579631 6.000% 2/15/32	45,299	47,016
Pool #582351 6.500% 10/15/32	56,681	59,442
		12,176,255
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $11,700,594)		12,176,255
TOTAL BONDS & NOTES (Cost $47,048,670)		35,597,507
	Number of Shares
MUTUAL FUND – 0.2%
DIVERSIFIED FINANCIAL — 0.2%
iShares Dow Jones US Real Estate Index Fund	3,591	133,693
TOTAL MUTUAL FUND (Cost $117,332)		133,693
TOTAL LONG-TERM INVESTMENTS (Cost $106,594,891)		91,217,976
	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
Cash Equivalents – 0.8%
State Street Eurodollar Time Deposit 0.010% 1/02/09	$714,350	714,350
Repurchase Agreement – 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (i)	2,427,164	2,427,164
Discount Notes – 0.1%
Federal National Mortgage Association (g) 0.010% 5/18/09	132,000	131,799
TOTAL SHORT-TERM INVESTMENTS (Cost $3,273,313)		3,273,313
TOTAL INVESTMENTS – 98.6% (Cost $109,868,204) (j)		94,491,289
Other Assets/ (Liabilities) — 1.4%		1,327,840
NET ASSETS – 100.0%		$95,819,129

Notes to Portfolio of Investments Industry classifications are unaudited.
ABS	- Asset Backed Security
ADR	- American Depositary Receipt
CMO	- Collateralized Mortgage Obligation
EUR	- Euro
FRN	- Floating Rate Note
GDR	- Global Depositary Receipt
MBS	- Mortgage Backed Security
STEP	- Step Up Bond
TBA	- To Be Announced
VRN	- Variable Rate Note
WL	- Whole Loan
(a)	Non-income producing security.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $3,526,369 or 3.68% of net assets.
(d)	Security is currently in default.
(e)	Restricted security. (Note 2).
(f)	This security is valued in good faith under procedures established by the Board of Trustees.
(g)	This security is held as collateral for open futures contracts. (Note 2).
(h)	A portion of this security is purchased on a forward commitment basis. (Note 2).
(i)	Maturity value of $2,427,166. Collateralized by U.S. Government Agency obligations with rates ranging from 0.770% - 4.018%, maturity dates ranging from 5/23/36 - 10/01/41, and an aggregate market value, including accrued interest, of $2,476,909.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 96.1%
COMMON STOCK — 96.1%
Agriculture – 2.7%
Altria Group, Inc.	176,100	$2,652,066
Bunge Ltd.	43,400	2,246,818
Philip Morris International, Inc.	74,200	3,228,442
		8,127,326
Airlines – 0.2%
UAL Corp.	54,300	598,386
Automotive & Parts – 0.7%
Autoliv, Inc.	52,400	1,124,504
Magna International, Inc. Class A	32,400	969,732
		2,094,236
Banks – 5.8%
Bank of America Corp.	439,800	6,192,384
Deutsche Bank AG	40,800	1,660,152
Fifth Third Bancorp	105,800	873,908
SunTrust Banks, Inc.	56,900	1,680,826
U.S. Bancorp	67,100	1,678,171
Wells Fargo & Co.	187,100	5,515,708
		17,601,149
Beverages – 1.6%
Coca-Cola Enterprises, Inc.	117,300	1,411,119
Molson Coors Brewing Co. Class B	71,200	3,483,104
		4,894,223
Biotechnology – 0.6%
Amgen, Inc. (a)	30,000	1,732,500
Chemicals – 0.2%
Ashland, Inc.	14,700	154,497
Eastman Chemical Co.	15,500	491,505
		646,002
Commercial Services – 0.3%
McKesson Corp.	23,000	890,790
Computers – 0.9%
Dell, Inc. (a)	28,800	294,912
International Business Machines Corp.	4,700	395,552
Lexmark International, Inc. Class A (a)	50,100	1,347,690
Western Digital Corp. (a)	54,800	627,460
		2,665,614
Cosmetics & Personal Care – 3.6%
The Procter & Gamble Co.	176,962	10,939,791
Distribution & Wholesale – 0.3%
Ingram Micro, Inc. Class A (a)	60,600	811,434
Diversified Financial – 7.5%
Ameriprise Financial, Inc.	25,900	605,024
Citigroup, Inc.	460,800	3,091,968
Discover Financial Services	91,100	868,183
The Goldman Sachs Group, Inc.	59,900	5,054,961
JPMorgan Chase & Co.	318,300	10,035,999
Morgan Stanley	198,000	3,175,920
		22,832,055
Electric – 2.3%
American Electric Power Co., Inc.	96,200	3,201,536
Dominion Resources, Inc.	85,200	3,053,568
Reliant Energy, Inc. (a)	140,100	809,778
		7,064,882
Electronics – 0.7%
AU Optronics Corp. Sponsored ADR (Taiwan)	200,600	1,540,608
Sanmina-SCI Corp. (a)	58,500	27,495
Tyco Electronics Ltd.	25,550	414,165
Vishay Intertechnology, Inc. (a)	5,050	17,271
		1,999,539
Environmental Controls – 0.8%
Republic Services, Inc.	98,730	2,447,517
Foods – 4.9%
General Mills, Inc.	47,700	2,897,775
The J.M. Smucker Co.	4,637	201,060
Kellogg Co.	12,600	552,510
Kraft Foods, Inc. Class A	43,100	1,157,235
The Kroger Co.	101,200	2,672,692
Safeway, Inc.	123,200	2,928,464
Sara Lee Corp.	217,700	2,131,283
SuperValu, Inc.	101,500	1,481,900
Tyson Foods, Inc. Class A	113,400	993,384
		15,016,303
Hand & Machine Tools – 0.4%
The Black & Decker Corp.	28,500	1,191,585
Health Care — Products – 2.3%
Covidien Ltd.	25,550	925,932
Johnson & Johnson	104,000	6,222,320
		7,148,252
Home Builders – 0.5%
Centex Corp.	51,600	549,024
KB Home	61,300	834,906
		1,383,930
Household Products – 0.6%
Kimberly-Clark Corp.	37,300	1,967,202
Insurance – 9.6%
ACE Ltd.	57,300	3,032,316
Allstate Corp.	115,100	3,770,676
American International Group, Inc.	294,500	462,365
Chubb Corp.	32,400	1,652,400
Fidelity National Financial, Inc. Class A	140,400	2,492,100
Genworth Financial, Inc. Class A	159,300	450,819
The Hartford Financial Services Group, Inc.	104,800	1,720,816
Metlife, Inc.	84,400	2,942,184
Old Republic International Corp.	147,600	1,759,392
PartnerRe Ltd.	18,100	1,289,987
Prudential Financial, Inc.	18,100	547,706
RenaissanceRe Holdings Ltd.	21,000	1,082,760
Torchmark Corp.	17,500	782,250
The Travelers Cos., Inc.	92,400	4,176,480
Unum Group	162,100	3,015,060
XL Capital Ltd. Class A	46,400	171,680
		29,348,991
Internet – 0.0%
Symantec Corp. (a)	5,100	68,952
Machinery — Construction & Mining – 0.8%
Caterpillar, Inc.	29,200	1,304,364

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Terex Corp. (a)	70,700	$1,224,524
		2,528,888
Manufacturing – 3.5%
General Electric Co.	627,000	10,157,400
Tyco International Ltd.	25,550	551,880
		10,709,280
Media – 4.2%
CBS Corp. Class B	301,300	2,467,647
Gannett Co., Inc.	180,500	1,444,000
News Corp. Class A	135,600	1,232,604
Time Warner, Inc.	528,200	5,313,692
Viacom, Inc. Class B (a)	95,400	1,818,324
The Walt Disney Co.	31,700	719,273
		12,995,540
Oil & Gas – 18.5%
Apache Corp.	44,800	3,338,944
BP PLC Sponsored ADR (United Kingdom)	44,600	2,084,604
Chevron Corp.	161,000	11,909,170
ConocoPhillips	167,300	8,666,140
Devon Energy Corp.	15,000	985,650
Exxon Mobil Corp.	271,700	21,689,811
Occidental Petroleum Corp.	14,400	863,856
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	42,300	2,239,362
Sunoco, Inc.	31,400	1,364,644
Total SA Sponsored ADR (France)	41,200	2,278,360
Valero Energy Corp.	59,300	1,283,252
		56,703,793
Packaging & Containers – 1.4%
Ball Corp.	34,176	1,421,380
Bemis Co., Inc.	14,800	350,464
Owens-IIlinois, Inc. (a)	64,000	1,749,120
Sonoco Products Co.	27,400	634,584
		4,155,548
Pharmaceuticals – 8.0%
Cardinal Health, Inc.	38,400	1,323,648
Eli Lilly & Co.	33,500	1,349,045
Merck & Co., Inc.	187,200	5,690,880
Pfizer, Inc.	704,400	12,474,924
Sanofi-Aventis ADR (France)	64,300	2,067,888
Wyeth	45,000	1,687,950
		24,594,335
Retail – 3.7%
The Gap, Inc.	176,200	2,359,318
The Home Depot, Inc.	149,100	3,432,282
J.C. Penney Co., Inc.	53,600	1,055,920
Jones Apparel Group, Inc.	144,800	848,528
Limited Brands, Inc.	2,000	20,080
Lowe's Cos., Inc.	32,600	701,552
Macy's, Inc.	127,900	1,323,765
Wal-Mart Stores, Inc.	27,000	1,513,620
		11,255,065
Semiconductors – 0.4%
Nvidia Corp. (a)	167,300	1,350,111
Telecommunications – 9.1%
AT&T, Inc.	530,400	15,116,400
Corning, Inc.	147,300	1,403,769
Motorola, Inc.	461,400	2,044,002
Sprint Nextel Corp. (a)	788,500	1,442,955
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	169,400	1,323,014
Verizon Communications, Inc.	140,600	4,766,340
Vodafone Group PLC Sponsored ADR (United Kingdom)	89,500	1,829,380
		27,925,860
TOTAL COMMON STOCK (Cost $452,290,258)		293,689,079
TOTAL EQUITIES (Cost $452,290,258)		293,689,079
TOTAL LONG-TERM INVESTMENTS (Cost $452,290,258)		293,689,079
	Principal Amount
SHORT-TERM INVESTMENTS – 4.0%
Repurchase Agreement – 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$12,192,502	12,192,502
TOTAL SHORT-TERM INVESTMENTS (Cost $12,192,502)		12,192,502
TOTAL INVESTMENTS – 100.1% (Cost $464,482,760) (c)		305,881,581
Other Assets/ (Liabilities) — (0.1)%		(179,607)
NET ASSETS – 100.0%		$305,701,974

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $12,192,509. Collateralized by U.S. Government Agency obligations with a rate of 1.545%, maturity date of 2/15/36, and an aggregate market value, including accrued interest, of $12,439,832.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 96.4%
COMMON STOCK — 96.4%
Aerospace & Defense – 1.3%
General Dynamics Corp.	171,900	$9,899,721
Agriculture – 2.0%
Altria Group, Inc.	485,900	7,317,654
Philip Morris International, Inc.	190,200	8,275,602
		15,593,256
Auto Manufacturers – 0.7%
Paccar, Inc.	187,300	5,356,780
Banks – 8.2%
Bank of America Corp.	730,000	10,278,400
The Bank of New York Mellon Corp.	441,333	12,502,964
PNC Financial Services Group, Inc.	191,200	9,368,800
U.S. Bancorp	282,600	7,067,826
Wells Fargo & Co.	816,400	24,067,472
		63,285,462
Beverages – 1.6%
PepsiCo, Inc.	223,800	12,257,526
Chemicals – 1.9%
Agrium, Inc.	227,300	7,757,749
Du Pont (E.I.) de Nemours & Co.	270,600	6,846,180
		14,603,929
Computers – 1.8%
Dell, Inc. (a)	545,700	5,587,968
Hewlett-Packard Co.	229,000	8,310,410
		13,898,378
Distribution & Wholesale – 1.0%
Ingram Micro, Inc. Class A (a)	594,200	7,956,338
Diversified Financial – 5.1%
Citigroup, Inc.	272,100	1,825,791
The Goldman Sachs Group, Inc.	156,800	13,232,352
JPMorgan Chase & Co.	776,936	24,496,792
		39,554,935
Electric – 6.6%
Entergy Corp.	153,100	12,727,203
Exelon Corp.	97,500	5,421,975
FPL Group, Inc.	203,400	10,237,122
NRG Energy, Inc. (a)	106,700	2,489,311
PG&E Corp.	131,400	5,086,494
SCANA Corp.	207,000	7,369,200
Southern Co.	200,300	7,411,100
		50,742,405
Environmental Controls – 1.3%
Waste Management, Inc.	301,000	9,975,140
Foods – 5.7%
Dean Foods Co. (a)	462,592	8,312,778
The Kroger Co.	280,100	7,397,441
Nestle SA	258,800	10,274,360
Safeway, Inc.	329,200	7,825,084
SuperValu, Inc.	412,000	6,015,200
Sysco Corp.	163,200	3,743,808
		43,568,671
Forest Products & Paper – 0.6%
International Paper Co.	397,700	4,692,860
Health Care — Products – 1.3%
Baxter International, Inc.	190,600	10,214,254
Health Care — Services – 2.6%
Aetna, Inc.	314,800	8,971,800
UnitedHealth Group, Inc.	400,300	10,647,980
		19,619,780
Household Products – 1.7%
Kimberly-Clark Corp.	246,100	12,979,314
Insurance – 5.3%
ACE Ltd.	421,100	22,284,612
Aon Corp.	83,900	3,832,552
Chubb Corp.	281,600	14,361,600
		40,478,764
Iron & Steel – 0.7%
Cliffs Natural Resources, Inc.	196,700	5,037,487
Machinery — Diversified – 1.6%
Cummins, Inc.	316,400	8,457,372
Deere & Co.	92,900	3,559,928
		12,017,300
Manufacturing – 3.5%
General Electric Co.	1,277,100	20,689,020
Illinois Tool Works, Inc.	174,200	6,105,710
		26,794,730
Media – 2.9%
Comcast Corp. Class A	847,750	14,310,020
Viacom, Inc. Class B (a)	401,900	7,660,214
		21,970,234
Metal Fabricate & Hardware – 1.0%
Precision Castparts Corp.	127,300	7,571,804
Oil & Gas – 14.4%
Chevron Corp.	240,100	17,760,197
ConocoPhillips	124,500	6,449,100
Exxon Mobil Corp.	518,200	41,367,906
Marathon Oil Corp.	309,200	8,459,712
Newfield Exploration Co. (a)	245,100	4,840,725
Occidental Petroleum Corp.	256,300	15,375,437
Total SA Sponsored ADR (France)	129,600	7,166,880
XTO Energy, Inc.	275,450	9,715,121
		111,135,078
Pharmaceuticals – 7.2%
Abbott Laboratories	211,400	11,282,418
Bristol-Myers Squibb Co.	695,000	16,158,750
Pfizer, Inc.	527,800	9,347,338
Schering-Plough Corp.	492,900	8,394,087
Wyeth	267,800	10,045,178
		55,227,771
Real Estate Investment Trusts (REITS) – 1.2%
Host Hotels & Resorts, Inc.	839,143	6,352,313
Kimco Realty Corp.	176,300	3,222,764
		9,575,077
Retail – 5.1%
CVS Caremark Corp.	515,700	14,821,218
The Gap, Inc.	229,000	3,066,310
The Home Depot, Inc.	174,100	4,007,782
Kohl's Corp. (a)	286,300	10,364,060
Staples, Inc.	397,100	7,116,032
		39,375,402
Semiconductors – 1.5%
Intel Corp.	806,700	11,826,222
Software – 1.5%
Microsoft Corp.	586,200	11,395,728

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications – 7.1%
AT&T, Inc.	835,620	$23,815,170
Cisco Systems, Inc. (a)	612,400	9,982,120
Nokia Oyj Sponsored ADR (Finland)	381,800	5,956,080
Verizon Communications, Inc.	443,100	15,021,090
		54,774,460
TOTAL COMMON STOCK (Cost $906,810,970)		741,378,806
TOTAL EQUITIES (Cost $906,810,970)		741,378,806
TOTAL LONG-TERM INVESTMENTS (Cost $906,810,970)		741,378,806
	Principal Amount
SHORT-TERM INVESTMENTS – 3.9%
Repurchase Agreement – 3.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$30,367,470	30,367,470
TOTAL SHORT-TERM INVESTMENTS (Cost $30,367,470)		30,367,470
TOTAL INVESTMENTS – 100.3% (Cost $937,178,440) (c)		771,746,276
Other Assets/ (Liabilities) — (0.3)%		(2,326,051)
NET ASSETS – 100.0%		$769,420,225

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $30,367,487. Collateralized by U.S. Government Agency obligations with rates ranging from 3.943% - 4.949%, maturity dates ranging from 7/01/33 - 8/01/33, and an aggregate market value, including accrued interest, of $30,975,124.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.2%
COMMON STOCK — 97.2%
Aerospace & Defense – 2.2%
Northrop Grumman Corp.	9,410	$423,826
United Technologies Corp.	10,410	557,976
		981,802
Agriculture – 2.1%
Altria Group, Inc.	46,200	695,772
Lorillard, Inc.	4,850	273,297
		969,069
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	11,880	70,924
Banks – 7.7%
Bank of America Corp.	62,370	878,170
The Bank of New York Mellon Corp.	8,060	228,340
Capital One Financial Corp.	14,480	461,767
National City Corp.	129,050	233,580
SunTrust Banks, Inc.	8,210	242,523
Wells Fargo & Co.	48,950	1,443,046
		3,487,426
Beverages – 1.3%
Molson Coors Brewing Co. Class B	7,710	377,173
The Pepsi Bottling Group, Inc.	10,130	228,026
		605,199
Biotechnology – 1.8%
Amgen, Inc. (a)	13,830	798,682
Chemicals – 1.1%
Celanese Corp. Class A	10,620	132,007
CF Industries Holdings, Inc.	3,950	194,182
The Lubrizol Corp.	4,590	167,030
		493,219
Commercial Services – 2.6%
Accenture Ltd. Class A	12,200	400,038
McKesson Corp.	11,730	454,303
Western Union Co.	23,800	341,292
		1,195,633
Cosmetics & Personal Care – 2.8%
Avon Products, Inc.	14,170	340,505
The Procter & Gamble Co.	15,090	932,864
		1,273,369
Diversified Financial – 5.7%
Ameriprise Financial, Inc.	9,080	212,109
Citigroup, Inc.	17,400	116,754
CME Group, Inc.	2,110	439,112
Franklin Resources, Inc.	6,350	405,003
The Goldman Sachs Group, Inc.	6,610	557,818
Interactive Brokers Group, Inc. (a)	18,580	332,396
JPMorgan Chase & Co.	16,170	509,840
		2,573,032
Electric – 5.6%
CMS Energy Corp.	9,010	91,091
Edison International	14,290	458,995
Exelon Corp.	10,860	603,924
MDU Resources Group, Inc.	12,270	264,787
Mirant Corp. (a)	12,470	235,309
NRG Energy, Inc. (a)	23,530	548,955
Public Service Enterprise Group, Inc.	10,740	313,286
		2,516,347
Electronics – 0.3%
Avnet, Inc. (a)	7,070	128,745
Engineering & Construction – 0.8%
KBR, Inc.	23,140	351,728
Foods – 1.9%
Corn Products International, Inc.	9,180	264,843
The Kroger Co.	13,380	353,366
Tyson Foods, Inc. Class A	29,680	259,997
		878,206
Gas – 0.7%
Energen Corp.	10,210	299,459
Health Care — Products – 2.5%
Boston Scientific Corp. (a)	45,280	350,467
Johnson & Johnson	13,120	784,970
		1,135,437
Health Care — Services – 2.8%
Lincare Holdings, Inc. (a)	9,380	252,603
Thermo Fisher Scientific, Inc. (a)	7,950	270,857
WellPoint, Inc. (a)	17,200	724,636
		1,248,096
Insurance – 8.8%
ACE Ltd.	10,420	551,426
Assurant, Inc.	19,790	593,700
Berkshire Hathaway, Inc. Class B (a)	260	835,640
Chubb Corp.	11,310	576,810
Loews Corp.	9,150	258,488
Metlife, Inc.	20,230	705,218
PartnerRe Ltd.	3,200	228,064
W.R. Berkley Corp.	7,400	229,400
		3,978,746
Iron & Steel – 0.7%
Nucor Corp.	7,250	334,950
Machinery — Diversified – 2.0%
AGCO Corp. (a)	11,450	270,106
Eaton Corp.	7,910	393,206
The Manitowoc Co., Inc.	25,600	221,696
		885,008
Manufacturing – 2.3%
General Electric Co.	63,840	1,034,208
Media – 3.4%
DISH Network Corp. Class A (a)	38,510	427,076
News Corp. Class A	63,070	573,306
Time Warner, Inc.	51,490	517,990
		1,518,372
Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	10,460	255,642
Oil & Gas – 16.7%
Apache Corp.	8,530	635,741
Chevron Corp.	13,030	963,829
ConocoPhillips	27,390	1,418,802
ENSCO International, Inc.	10,680	303,205
Exxon Mobil Corp.	36,700	2,929,761
Noble Corp.	10,100	223,109

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Occidental Petroleum Corp.	12,920	$775,071
Valero Energy Corp.	12,750	275,910
		7,525,428
Oil & Gas Services – 0.3%
Tidewater, Inc.	3,110	125,240
Packaging & Containers – 0.5%
Owens-IIlinois, Inc. (a)	8,400	229,572
Pharmaceuticals – 5.3%
Pfizer, Inc.	83,020	1,470,284
Wyeth	24,600	922,746
		2,393,030
Real Estate – 0.6%
Jones Lang Lasalle, Inc.	10,510	291,127
Retail – 5.4%
Abercrombie & Fitch Co. Class A	12,100	279,147
Best Buy Co., Inc.	15,150	425,866
Coach, Inc. (a)	11,540	239,686
CVS Caremark Corp.	17,670	507,836
The Home Depot, Inc.	14,820	341,156
J.C. Penney Co., Inc.	22,580	444,826
Polo Ralph Lauren Corp.	4,870	221,147
		2,459,664
Software – 0.8%
Microsoft Corp.	19,690	382,774
Telecommunications – 6.2%
AT&T, Inc.	47,530	1,354,605
Embarq Corp.	8,060	289,838
NII Holdings, Inc. (a)	27,090	492,496
Qwest Communications International, Inc.	147,380	536,463
Sprint Nextel Corp. (a)	73,280	134,102
		2,807,504
Transportation – 1.5%
Alexander & Baldwin, Inc.	8,580	215,015
Norfolk Southern Corp.	9,980	469,559
		684,574
TOTAL COMMON STOCK (Cost $53,430,040)		43,912,212
TOTAL EQUITIES (Cost $53,430,040)		43,912,212
TOTAL LONG-TERM INVESTMENTS (Cost $53,430,040)		43,912,212
	Principal Amount
SHORT-TERM INVESTMENTS – 2.5%
Repurchase Agreement – 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$1,121,874	1,121,874
TOTAL SHORT-TERM INVESTMENTS (Cost $1,121,874)		1,121,874
TOTAL INVESTMENTS – 99.7% (Cost $54,551,914) (c)		45,034,086
Other Assets/ (Liabilities) — 0.3%		140,928
NET ASSETS – 100.0%		$45,175,014

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Non-income producing security.
(b)	Maturity value of $1,121,875. Collateralized by U.S. Government Agency obligations with a rate of 1.545%, maturity date of 2/15/36, and an aggregate market value, including accrued interest, of $1,145,919.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 95.3%
COMMON STOCK — 95.3%
Agriculture – 3.5%
Altria Group, Inc.	43,600	$656,616
Philip Morris International, Inc.	547,100	23,804,321
		24,460,937
Auto Manufacturers – 0.3%
Paccar, Inc.	80,440	2,300,584
Banks – 6.7%
The Bank of New York Mellon Corp.	502,000	14,221,660
State Street Corp.	26,500	1,042,245
Wachovia Corp.	251,014	1,390,618
Wells Fargo & Co.	1,055,800	31,124,984
		47,779,507
Beverages – 2.5%
Diageo PLC Sponsored ADR (United Kingdom)	182,300	10,343,702
Heineken Holding NV Class A	247,909	7,097,322
		17,441,024
Building Materials – 1.3%
Martin Marietta Materials, Inc.	92,700	8,999,316
Chemicals – 0.5%
Monsanto Co.	48,700	3,426,045
Coal – 0.6%
China Coal Energy Co.	5,612,200	4,535,256
Commercial Services – 4.6%
Cosco Pacific Ltd.	1,921,100	1,977,845
H&R Block, Inc.	502,700	11,421,344
Iron Mountain, Inc. (a)	534,350	13,214,475
Moody's Corp.	225,000	4,520,250
Visa, Inc. Class A	28,810	1,511,085
		32,644,999
Computers – 1.5%
Dell, Inc. (a)	225,800	2,312,192
Hewlett-Packard Co.	219,600	7,969,284
		10,281,476
Cosmetics & Personal Care – 2.0%
Avon Products, Inc.	91,700	2,203,551
The Procter & Gamble Co.	198,000	12,240,360
		14,443,911
Diversified Financial – 8.4%
American Express Co.	913,300	16,941,715
Ameriprise Financial, Inc.	165,560	3,867,482
Citigroup, Inc.	240,500	1,613,755
Discover Financial Services	54,650	520,814
E*Trade Financial Corp. (a)	72,650	83,547
The Goldman Sachs Group, Inc.	29,720	2,508,071
JP Morgan Chase & Co.	962,388	30,344,094
Merrill Lynch & Co., Inc.	264,644	3,080,456
Morgan Stanley	34,300	550,172
		59,510,106
Electric – 0.2%
The AES Corp. (a)	182,900	1,507,096
Electronics – 1.3%
Agilent Technologies, Inc. (a)	333,170	5,207,447
Garmin Ltd.	48,060	921,310
Tyco Electronics Ltd.	202,071	3,275,571
		9,404,328
Engineering & Construction – 0.1%
ABB Ltd. Sponsored ADR (Switzerland)	67,460	1,012,575
Foods – 0.3%
The Hershey Co.	51,600	1,792,584
Whole Foods Market, Inc.	70,400	664,576
		2,457,160
Forest Products & Paper – 0.5%
Sino-Forest Corp. (a)	399,100	3,190,860
Health Care — Products – 0.6%
Johnson & Johnson	75,300	4,505,199
Health Care — Services – 1.0%
UnitedHealth Group, Inc.	269,600	7,171,360
Holding Company — Diversified – 0.7%
China Merchants Holdings International Co. Ltd.	2,566,587	5,057,617
Housewares – 0.2%
Hunter Douglas NV	36,862	1,212,584
Insurance – 11.6%
American International Group, Inc.	872,000	1,369,040
Berkshire Hathaway, Inc. Class A (a)	370	35,742,000
The Hartford Financial Services Group, Inc.	147,050	2,414,561
Loews Corp.	583,900	16,495,175
Markel Corp. (a)	2,210	660,790
MBIA, Inc. (a)	55,200	224,664
Nipponkoa Insurance Co. Ltd.	214,100	1,664,392
Principal Financial Group, Inc.	65,600	1,480,592
The Progressive Corp.	976,400	14,460,484
Sun Life Financial, Inc.	39,900	923,286
Transatlantic Holdings, Inc.	176,462	7,069,068
		82,504,052
Internet – 1.5%
Amazon.com, Inc. (a)	67,100	3,440,888
eBay, Inc. (a)	97,200	1,356,912
Google, Inc. Class A (a)	16,900	5,199,285
Liberty Media Holding Corp. Interactive Class A (a)	172,600	538,512
		10,535,597
Leisure Time – 0.8%
Harley-Davidson, Inc.	318,700	5,408,339
Manufacturing – 1.1%
Siemens AG	46,000	3,445,421
Tyco International Ltd.	193,921	4,188,694
		7,634,115
Media – 3.9%
Comcast Corp. Special Class A	1,063,200	17,170,680
Liberty Media Corp. Entertainment Class A (a)	136,800	2,391,264
News Corp. Class A	897,700	8,160,093
WPP PLC Sponsored ADR (United Kingdom)	5,500	162,745
		27,884,782

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mining – 1.4%
BHP Billiton PLC	150,100	$2,827,416
Rio Tinto PLC	53,500	1,159,175
Vulcan Materials Co.	88,200	6,136,956
		10,123,547
Oil & Gas – 16.9%
Canadian Natural Resources Ltd.	258,900	10,350,822
ConocoPhillips	583,992	30,250,785
Devon Energy Corp.	370,800	24,365,268
EOG Resources, Inc.	316,400	21,065,912
Occidental Petroleum Corp.	505,200	30,306,948
Transocean Ltd. (a)	82,815	3,913,009
		120,252,744
Packaging & Containers – 1.7%
Sealed Air Corp.	784,872	11,725,988
Pharmaceuticals – 2.9%
Cardinal Health, Inc.	154,100	5,311,827
Express Scripts, Inc. (a)	117,400	6,454,652
Schering-Plough Corp.	500,100	8,516,703
		20,283,182
Real Estate – 0.8%
Brookfield Asset Management, Inc. Class A	239,700	3,660,219
Hang Lung Properties Ltd.	767,000	2,341,093
		6,001,312
Retail – 9.1%
Bed Bath & Beyond, Inc. (a)	261,700	6,652,414
Carmax, Inc. (a)	361,600	2,849,408
Costco Wholesale Corp.	686,000	36,015,000
CVS Caremark Corp.	511,761	14,708,011
Lowe's Cos., Inc.	178,000	3,830,560
Sears Holdings Corp. (a)	11,140	433,012
		64,488,405
Semiconductors – 1.4%
Texas Instruments, Inc.	625,400	9,706,208
Software – 3.4%
Dun & Bradstreet Corp.	128,450	9,916,340
Microsoft Corp.	722,100	14,037,624
		23,953,964
Telecommunications – 0.7%
Cisco Systems, Inc. (a)	248,300	4,047,290
Sprint Nextel Corp. (a)	658,800	1,205,604
		5,252,894
Transportation – 1.3%
China Shipping Development Co. Ltd.	1,120,000	1,127,289
Kuehne & Nagel International AG	58,550	3,796,156
United Parcel Service, Inc. Class B	73,800	4,070,808
		8,994,253
TOTAL COMMON STOCK (Cost $804,880,851)		676,091,322
TOTAL EQUITIES (Cost $804,880,851)		676,091,322
	Principal Amount
BONDS & NOTES – 0.1%
CORPORATE DEBT — 0.1%
Forest Products & Paper – 0.1%
Sino-Forest Corp. (Acquired 07/23/08, Cost $1,565,682) (b) (c) 5.000% 8/01/13	$1,604,000	1,138,840
TOTAL CORPORATE DEBT (Cost $1,568,644)		1,138,840
TOTAL BONDS & NOTES (Cost $1,568,644)		1,138,840
TOTAL LONG-TERM INVESTMENTS (Cost $806,449,495)		677,230,162
SHORT-TERM INVESTMENTS – 5.4%
Repurchase Agreement – 5.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (d)	38,203,652	38,203,652
TOTAL SHORT-TERM INVESTMENTS (Cost $38,203,652)		38,203,652
TOTAL INVESTMENTS – 100.8% (Cost $844,653,147) (e)		715,433,814
Other Assets/ (Liabilities) — (0.8)%		(5,847,324)
NET ASSETS – 100.0%		$709,586,490

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $1,138,840 or 0.16% of net assets.
(c)	Restricted security. (Note 2).
(d)	Maturity value of $38,203,673. Collateralized by U.S. Government Agency obligations with rates ranging from 3.970% - 4.808%, maturity dates ranging from 7/01/35 - 9/01/35, and an aggregate market value, including accrued interest, of $38,969,248.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.0%
COMMON STOCK — 97.0%
Advertising – 0.1%
Interpublic Group of Cos., Inc. (a)	79,943	$316,574
Omnicom Group, Inc.	54,928	1,478,662
		1,795,236
Aerospace & Defense – 2.3%
Boeing Co.	127,540	5,442,132
General Dynamics Corp.	68,408	3,939,617
Goodrich Corp.	21,990	814,070
L-3 Communications Holdings, Inc.	20,900	1,542,002
Lockheed Martin Corp.	57,407	4,826,780
Northrop Grumman Corp.	58,178	2,620,337
Raytheon Co.	71,800	3,664,672
Rockwell Collins, Inc.	27,432	1,072,317
United Technologies Corp.	166,162	8,906,283
		32,828,210
Agriculture – 2.0%
Altria Group, Inc.	361,539	5,444,777
Archer-Daniels-Midland Co.	111,079	3,202,408
Lorillard, Inc.	29,997	1,690,331
Philip Morris International, Inc.	353,639	15,386,833
Reynolds American, Inc.	29,300	1,181,083
UST, Inc.	26,687	1,851,544
		28,756,976
Airlines – 0.1%
Southwest Airlines Co.	126,465	1,090,128
Apparel – 0.3%
Nike, Inc. Class B	67,566	3,445,866
VF Corp.	15,002	821,660
		4,267,526
Auto Manufacturers – 0.2%
Ford Motor Co. (a)	422,409	967,317
General Motors Corp.	112,045	358,544
Paccar, Inc.	62,557	1,789,130
		3,114,991
Automotive & Parts – 0.1%
The Goodyear Tire & Rubber Co. (a)	41,576	248,209
Johnson Controls, Inc.	102,306	1,857,877
		2,106,086
Banks – 4.8%
Bank of America Corp.	871,746	12,274,184
The Bank of New York Mellon Corp.	200,443	5,678,550
BB&T Corp.	95,516	2,622,869
Capital One Financial Corp.	66,910	2,133,760
Comerica, Inc.	26,476	525,549
Fifth Third Bancorp	100,188	827,553
First Horizon National Corp.	33,248	351,429
Huntington Bancshares, Inc.	63,121	483,507
KeyCorp	85,268	726,483
M&T Bank Corp.	13,300	763,553
Marshall & Ilsley Corp.	45,200	616,528
National City Corp.	367,371	664,942
Northern Trust Corp.	39,393	2,053,951
PNC Financial Services Group, Inc.	61,713	3,023,937
Regions Financial Corp.	119,749	953,202
State Street Corp.	74,368	2,924,893
SunTrust Banks, Inc.	60,934	1,799,990
U.S. Bancorp	307,534	7,691,425
Wachovia Corp.	372,017	2,060,974
Wells Fargo & Co.	657,074	19,370,542
Zions Bancorp	19,300	473,043
		68,020,864
Beverages – 2.5%
Brown-Forman Corp. Class B	17,302	890,880
The Coca-Cola Co.	344,572	15,598,774
Coca-Cola Enterprises, Inc.	53,643	645,325
Constellation Brands, Inc. Class A (a)	34,200	539,334
Dr. Pepper Snapple Group, Inc. (a)	43,700	710,125
Molson Coors Brewing Co. Class B	25,930	1,268,496
The Pepsi Bottling Group, Inc.	24,082	542,086
PepsiCo, Inc.	271,066	14,846,285
		35,041,305
Biotechnology – 1.5%
Amgen, Inc. (a)	185,090	10,688,947
Biogen Idec, Inc. (a)	49,991	2,381,071
Celgene Corp. (a)	80,500	4,450,040
Genzyme Corp. (a)	47,800	3,172,486
Life Technologies Corp. (a)	28,034	653,473
Millipore Corp. (a)	9,181	473,005
		21,819,022
Building Materials – 0.0%
Masco Corp.	62,092	691,084
Chemicals – 1.8%
Air Products & Chemicals, Inc.	36,505	1,835,106
CF Industries Holdings, Inc.	10,400	511,264
The Dow Chemical Co.	159,320	2,404,139
Du Pont (E.I.) de Nemours & Co.	155,450	3,932,885
Eastman Chemical Co.	13,135	416,511
Ecolab, Inc.	30,958	1,088,174
International Flavors & Fragrances, Inc.	13,582	403,657
Monsanto Co.	94,748	6,665,522
PPG Industries, Inc.	28,308	1,201,108
Praxair, Inc.	54,256	3,220,636
Rohm & Haas Co.	21,284	1,315,138
The Sherwin-Williams Co.	16,989	1,015,093
Sigma-Aldrich Corp.	21,702	916,693
		24,925,926
Coal – 0.2%
CONSOL Energy, Inc.	31,600	903,128
Massey Energy Co.	14,600	201,334
Peabody Energy Corp.	46,300	1,053,325
		2,157,787
Commercial Services – 1.2%
Apollo Group, Inc. Class A (a)	19,100	1,463,442
Automatic Data Processing, Inc.	87,708	3,450,433
Convergys Corp. (a)	20,971	134,424
Donnelley (R.R.) & Sons Co.	36,615	497,232
Equifax, Inc.	22,649	600,651
H&R Block, Inc.	56,596	1,285,861
Mastercard, Inc. Class A	12,800	1,829,504
McKesson Corp.	47,598	1,843,471

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monster Worldwide, Inc. (a)	21,718	$262,571
Moody's Corp.	33,972	682,497
Paychex, Inc.	55,306	1,453,442
Robert Half International, Inc.	27,500	572,550
Total System Services, Inc.	33,383	467,362
Western Union Co.	125,651	1,801,835
		16,345,275
Computers – 4.3%
Affiliated Computer Services, Inc. Class A (a)	16,700	767,365
Apple, Inc. (a)	154,150	13,156,703
Cognizant Technology Solutions Corp. Class A (a)	50,900	919,254
Computer Sciences Corp. (a)	26,096	917,013
Dell, Inc. (a)	300,348	3,075,564
EMC Corp. (a)	356,733	3,734,995
Hewlett-Packard Co.	424,352	15,399,734
International Business Machines Corp.	233,402	19,643,112
Lexmark International, Inc. Class A (a)	15,528	417,703
NetApp, Inc. (a)	57,438	802,409
SanDisk Corp. (a)	39,500	379,200
Sun Microsystems, Inc. (a)	132,176	504,912
Teradata Corp. (a)	30,736	455,815
		60,173,779
Cosmetics & Personal Care – 2.9%
Avon Products, Inc.	73,338	1,762,312
Colgate-Palmolive Co.	87,119	5,971,136
The Estee Lauder Cos., Inc. Class A	19,800	613,008
The Procter & Gamble Co.	520,193	32,158,332
		40,504,788
Distribution & Wholesale – 0.2%
Fastenal Co.	22,600	787,610
Genuine Parts Co.	28,212	1,068,106
W.W. Grainger, Inc.	11,366	896,096
		2,751,812
Diversified Financial – 4.2%
American Express Co.	199,760	3,705,548
Ameriprise Financial, Inc.	37,392	873,477
The Charles Schwab Corp.	160,695	2,598,438
CIT Group, Inc.	50,800	230,632
Citigroup, Inc.	951,241	6,382,827
CME Group, Inc.	11,600	2,414,076
Discover Financial Services	82,599	787,169
E*Trade Financial Corp. (a)	84,600	97,290
Federated Investors, Inc. Class B	15,100	256,096
Franklin Resources, Inc.	26,230	1,672,949
The Goldman Sachs Group, Inc.	77,300	6,523,347
IntercontinentalExchange, Inc. (a)	13,000	1,071,720
Invesco Ltd.	66,600	961,704
Janus Capital Group, Inc.	26,194	210,338
JPMorgan Chase & Co.	647,549	20,417,220
Legg Mason, Inc.	24,500	536,795
Merrill Lynch & Co., Inc.	276,070	3,213,455
Morgan Stanley	186,699	2,994,652
The NASDAQ OMX Group, Inc. (a)	23,400	578,214
NYSE Euronext	45,900	1,256,742
SLM Corp. (a)	80,531	716,726
T. Rowe Price Group, Inc.	44,526	1,578,001
		59,077,416
Electric – 3.8%
The AES Corp. (a)	115,953	955,453
Allegheny Energy, Inc.	29,400	995,484
Ameren Corp.	36,242	1,205,409
American Electric Power Co., Inc.	69,308	2,306,570
CenterPoint Energy, Inc.	57,422	724,666
CMS Energy Corp.	35,854	362,484
Consolidated Edison, Inc.	47,074	1,832,591
Constellation Energy Group, Inc.	31,164	781,905
Dominion Resources, Inc.	102,544	3,675,177
DTE Energy Co.	28,452	1,014,883
Duke Energy Corp.	224,368	3,367,764
Dynegy, Inc. Class A (a)	86,307	172,614
Edison International	56,087	1,801,514
Entergy Corp.	33,406	2,777,041
Exelon Corp.	115,548	6,425,624
FirstEnergy Corp.	52,487	2,549,818
FPL Group, Inc.	70,330	3,539,709
Integrys Energy Group, Inc.	13,200	567,336
Pepco Holdings, Inc.	34,800	618,048
PG&E Corp.	61,781	2,391,542
Pinnacle West Capital Corp.	15,950	512,473
PPL Corp.	64,510	1,979,812
Progress Energy, Inc.	45,321	1,806,042
Public Service Enterprise Group, Inc.	87,564	2,554,242
SCANA Corp.	20,400	726,240
Southern Co.	136,446	5,048,502
TECO Energy, Inc.	34,600	427,310
Wisconsin Energy Corp.	20,200	847,996
Xcel Energy, Inc.	75,287	1,396,574
		53,364,823
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	133,708	4,895,050
Molex, Inc.	24,947	361,482
		5,256,532
Electronics – 0.3%
Agilent Technologies, Inc. (a)	61,605	962,886
Amphenol Corp. Class A	30,500	731,390
FLIR Systems, Inc. (a)	24,200	742,456
Jabil Circuit, Inc.	36,100	243,675
PerkinElmer, Inc.	20,474	284,793
Tyco Electronics Ltd.	81,338	1,318,489
Waters Corp. (a)	17,000	623,050
		4,906,739
Engineering & Construction – 0.2%
Fluor Corp.	30,870	1,385,137
Jacobs Engineering Group, Inc. (a)	21,100	1,014,910
		2,400,047
Entertainment – 0.0%
International Game Technology	54,056	642,726
Environmental Controls – 0.4%
Republic Services, Inc.	55,300	1,370,887
Stericycle, Inc. (a)	14,700	765,576
Waste Management, Inc.	84,497	2,800,231
		4,936,694
Foods – 2.1%
Campbell Soup Co.	36,446	1,093,745
ConAgra Foods, Inc.	78,069	1,288,139
Dean Foods Co. (a)	25,500	458,235

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
General Mills, Inc.	57,951	$3,520,523
H.J. Heinz Co.	53,822	2,023,707
The Hershey Co.	28,584	993,008
The J.M. Smucker Co.	21,695	940,695
Kellogg Co.	43,116	1,890,637
Kraft Foods, Inc. Class A	258,352	6,936,751
The Kroger Co.	112,875	2,981,029
McCormick & Co., Inc.	21,700	691,362
Safeway, Inc.	74,977	1,782,203
Sara Lee Corp.	121,736	1,191,795
SuperValu, Inc.	36,641	534,959
Sysco Corp.	103,678	2,378,373
Tyson Foods, Inc. Class A	50,400	441,504
Whole Foods Market, Inc.	25,000	236,000
		29,382,665
Forest Products & Paper – 0.2%
International Paper Co.	73,688	869,518
MeadWestvaco Corp.	29,950	335,141
Plum Creek Timber Co., Inc.	29,500	1,024,830
Weyerhaeuser Co.	36,464	1,116,163
		3,345,652
Gas – 0.2%
Nicor, Inc.	7,982	277,295
NiSource, Inc.	47,285	518,717
Sempra Energy	42,461	1,810,112
		2,606,124
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	10,550	441,096
Snap-on, Inc.	9,103	358,476
The Stanley Works	13,555	462,225
		1,261,797
Health Care — Products – 4.1%
Baxter International, Inc.	108,126	5,794,472
Becton, Dickinson & Co.	41,946	2,868,687
Boston Scientific Corp. (a)	258,540	2,001,100
C.R. Bard, Inc.	17,178	1,447,418
Covidien Ltd.	86,438	3,132,513
Intuitive Surgical, Inc. (a)	7,000	888,930
Johnson & Johnson	481,500	28,808,145
Medtronic, Inc.	196,014	6,158,760
St. Jude Medical, Inc. (a)	58,892	1,941,080
Stryker Corp.	43,202	1,725,920
Varian Medical Systems, Inc. (a)	21,500	753,360
Zimmer Holdings, Inc. (a)	38,778	1,567,407
		57,087,792
Health Care — Services – 1.4%
Aetna, Inc.	81,296	2,316,936
Cigna Corp.	47,364	798,083
Coventry Health Care, Inc. (a)	25,990	386,731
DaVita, Inc. (a)	18,000	892,260
Humana, Inc. (a)	29,096	1,084,699
Laboratory Corp. of America Holdings (a)	19,200	1,236,672
Quest Diagnostics, Inc.	27,570	1,431,159
Tenet Healthcare Corp. (a)	73,128	84,097
Thermo Fisher Scientific, Inc. (a)	72,175	2,459,002
UnitedHealth Group, Inc.	209,796	5,580,574
WellPoint, Inc. (a)	88,140	3,713,338
		19,983,551
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	30,700	607,860
Home Builders – 0.1%
Centex Corp.	21,810	232,058
D.R. Horton, Inc.	48,500	342,895
KB Home	13,170	179,375
Lennar Corp. Class A	24,000	208,080
Pulte Homes, Inc.	37,692	411,974
		1,374,382
Home Furnishing – 0.0%
Harman International Industries, Inc.	10,100	168,973
Whirlpool Corp.	12,795	529,073
		698,046
Household Products – 0.5%
Avery Dennison Corp.	17,698	579,256
The Clorox Co.	23,815	1,323,161
Fortune Brands, Inc.	25,780	1,064,198
Kimberly-Clark Corp.	71,581	3,775,182
		6,741,797
Housewares – 0.0%
Newell Rubbermaid, Inc.	48,171	471,112
Insurance – 2.6%
AFLAC, Inc.	82,038	3,760,622
Allstate Corp.	93,315	3,056,999
American International Group, Inc.	474,008	744,193
Aon Corp.	47,852	2,185,879
Assurant, Inc.	19,900	597,000
Chubb Corp.	62,118	3,168,018
Cincinnati Financial Corp.	27,985	813,524
Genworth Financial, Inc. Class A	76,300	215,929
The Hartford Financial Services Group, Inc.	53,834	883,954
Lincoln National Corp.	44,203	832,785
Loews Corp.	62,344	1,761,218
Marsh & McLennan Cos., Inc.	88,352	2,144,303
MBIA, Inc. (a)	33,711	137,204
Metlife, Inc.	138,300	4,821,138
Principal Financial Group, Inc.	44,700	1,008,879
The Progressive Corp.	116,448	1,724,595
Prudential Financial, Inc.	74,800	2,263,448
Torchmark Corp.	15,226	680,602
The Travelers Cos., Inc.	101,759	4,599,507
Unum Group	59,525	1,107,165
XL Capital Ltd. Class A	54,500	201,650
		36,708,612
Internet – 1.8%
Akamai Technologies, Inc. (a)	29,800	449,682
Amazon.com, Inc. (a)	56,394	2,891,884
eBay, Inc. (a)	188,200	2,627,272
Expedia, Inc. (a)	36,048	297,035
Google, Inc. Class A (a)	41,464	12,756,400
McAfee, Inc. (a)	26,500	916,105
Symantec Corp. (a)	144,582	1,954,749
VeriSign, Inc. (a)	33,900	646,812
Yahoo!, Inc. (a)	243,420	2,969,724
		25,509,663
Investment Companies – 0.0%
American Capital Strategies Ltd.	33,600	108,864
Iron & Steel – 0.3%
AK Steel Holding Corp.	20,200	188,264
Allegheny Technologies, Inc.	16,747	427,551
Nucor Corp.	54,500	2,517,900

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United States Steel Corp.	20,256	$753,523
		3,887,238
Leisure Time – 0.2%
Carnival Corp.	75,268	1,830,518
Harley-Davidson, Inc.	40,536	687,896
		2,518,414
Lodging – 0.2%
Marriott International, Inc. Class A	50,946	990,900
Starwood Hotels & Resorts Worldwide, Inc.	32,127	575,073
Wyndham Worldwide Corp.	31,988	209,521
Wynn Resorts Ltd. (a)	10,321	436,166
		2,211,660
Machinery — Construction & Mining – 0.3%
Caterpillar, Inc.	105,932	4,731,982
Machinery — Diversified – 0.5%
Cummins, Inc.	34,892	932,663
Deere & Co.	73,526	2,817,516
Eaton Corp.	28,656	1,424,490
Flowserve Corp.	10,000	515,000
The Manitowoc Co., Inc.	23,200	200,912
Rockwell Automation, Inc.	25,532	823,152
		6,713,733
Manufacturing – 3.9%
3M Co.	121,598	6,996,749
Cooper Industries Ltd. Class A	29,930	874,854
Danaher Corp.	44,000	2,490,840
Dover Corp.	32,359	1,065,258
Eastman Kodak Co.	50,247	330,625
General Electric Co.	1,822,975	29,532,195
Honeywell International, Inc.	128,310	4,212,417
Illinois Tool Works, Inc.	68,966	2,417,258
Ingersoll-Rand Co. Ltd. Class A	54,910	952,689
ITT Corp.	31,310	1,439,947
Leggett & Platt, Inc.	28,347	430,591
Pall Corp.	20,718	589,013
Parker Hannifin Corp.	28,947	1,231,405
Textron, Inc.	42,810	593,775
Tyco International Ltd.	81,838	1,767,701
		54,925,317
Media – 2.4%
CBS Corp. Class B	122,409	1,002,530
Comcast Corp. Class A	504,494	8,515,859
The DIRECTV Group, Inc. (a)	97,500	2,233,725
Gannett Co., Inc.	40,171	321,368
The McGraw-Hill Cos., Inc.	54,788	1,270,534
Meredith Corp.	5,689	97,396
New York Times Co. Class A	20,500	150,265
News Corp. Class A	395,600	3,596,004
Scripps Networks Interactive Class A	14,400	316,800
Time Warner, Inc.	622,694	6,264,301
Viacom, Inc. Class B (a)	107,009	2,039,591
The Walt Disney Co.	323,284	7,335,314
Washington Post Co. Class B	1,000	390,250
		33,533,937
Metal Fabricate & Hardware – 0.1%
Precision Castparts Corp.	24,000	1,427,520
Mining – 0.6%
Alcoa, Inc.	140,166	1,578,269
Freeport-McMoRan Copper & Gold, Inc.	66,120	1,615,973
Newmont Mining Corp.	78,697	3,202,968
Titanium Metals Corp.	16,200	142,722
Vulcan Materials Co.	19,078	1,327,447
		7,867,379
Office Equipment/Supplies – 0.2%
Pitney Bowes, Inc.	36,255	923,777
Xerox Corp.	150,277	1,197,708
		2,121,485
Oil & Gas – 11.2%
Anadarko Petroleum Corp.	80,708	3,111,293
Apache Corp.	57,656	4,297,102
Cabot Oil & Gas Corp.	17,600	457,600
Chesapeake Energy Corp.	96,000	1,552,320
Chevron Corp.	354,016	26,186,564
ConocoPhillips	260,518	13,494,832
Devon Energy Corp.	76,100	5,000,531
ENSCO International, Inc.	24,700	701,233
EOG Resources, Inc.	42,900	2,856,282
Exxon Mobil Corp.	884,398	70,601,492
Hess Corp.	48,780	2,616,559
Marathon Oil Corp.	121,514	3,324,623
Murphy Oil Corp.	32,800	1,454,680
Nabors Industries Ltd. (a)	48,238	577,409
Noble Corp.	46,400	1,024,976
Noble Energy, Inc.	29,800	1,466,756
Occidental Petroleum Corp.	140,802	8,446,712
Pioneer Natural Resources Co.	20,600	333,308
Questar Corp.	30,100	983,969
Range Resources Corp.	26,988	928,117
Rowan Cos., Inc.	19,866	315,869
Southwestern Energy Co. (a)	59,200	1,715,024
Sunoco, Inc.	20,512	891,452
Tesoro Corp.	24,600	323,982
Valero Energy Corp.	90,100	1,949,764
XTO Energy, Inc.	99,232	3,499,913
		158,112,362
Oil & Gas Services – 1.3%
Baker Hughes, Inc.	53,083	1,702,372
BJ Services Co.	51,400	599,838
Cameron International Corp. (a)	38,000	779,000
Halliburton Co.	153,268	2,786,412
National Oilwell Varco, Inc. (a)	71,900	1,757,236
Schlumberger Ltd.	207,710	8,792,364
Smith International, Inc.	37,200	851,508
Weatherford International Ltd. (a)	117,300	1,269,186
		18,537,916
Packaging & Containers – 0.2%
Ball Corp.	16,508	686,568
Bemis Co., Inc.	15,988	378,596
Owens-IIlinois, Inc. (a)	29,000	792,570
Pactiv Corp. (a)	22,898	569,702
Sealed Air Corp.	27,896	416,766
		2,844,202
Pharmaceuticals – 7.1%
Abbott Laboratories	268,537	14,331,820
Allergan, Inc.	52,958	2,135,266
AmerisourceBergen Corp.	27,332	974,659
Bristol-Myers Squibb Co.	346,784	8,062,728
Cardinal Health, Inc.	61,879	2,132,969
Cephalon, Inc. (a)	11,700	901,368

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DENTSPLY International, Inc.	25,600	$722,944
Eli Lilly & Co.	172,395	6,942,347
Express Scripts, Inc. (a)	42,500	2,336,650
Forest Laboratories, Inc. (a)	52,500	1,337,175
Gilead Sciences, Inc. (a)	160,976	8,232,313
Hospira, Inc. (a)	26,993	723,952
King Pharmaceuticals, Inc. (a)	43,448	461,418
Medco Health Solutions, Inc. (a)	87,182	3,653,798
Merck & Co., Inc.	369,162	11,222,525
Mylan, Inc. (a)	50,700	501,423
Patterson Cos., Inc. (a)	16,000	300,000
Pfizer, Inc.	1,169,121	20,705,133
Schering-Plough Corp.	280,886	4,783,488
Watson Pharmaceuticals, Inc. (a)	17,971	477,489
Wyeth	230,304	8,638,703
		99,578,168
Pipelines – 0.3%
El Paso Corp.	122,235	957,100
Equitable Resources, Inc.	22,600	758,230
Spectra Energy Corp.	105,934	1,667,401
The Williams Cos., Inc.	99,291	1,437,734
		4,820,465
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	34,300	148,176
Real Estate Investment Trusts (REITS) – 0.9%
Apartment Investment & Management Co. Class A	17,423	201,236
AvalonBay Communities, Inc.	14,200	860,236
Boston Properties, Inc.	20,700	1,138,500
Developers Diversified Realty Corp.	21,200	103,456
Equity Residential	48,700	1,452,234
HCP, Inc.	43,247	1,200,969
Host Hotels & Resorts, Inc.	90,600	685,842
Kimco Realty Corp.	39,100	714,748
Prologis	45,200	627,828
Public Storage	22,504	1,789,068
Simon Property Group, Inc.	40,100	2,130,513
Vornado Realty Trust	24,600	1,484,610
		12,389,240
Retail – 6.3%
Abercrombie & Fitch Co. Class A	15,000	346,050
AutoNation, Inc. (a)	18,968	187,404
AutoZone, Inc. (a)	7,036	981,311
Bed Bath & Beyond, Inc. (a)	44,896	1,141,256
Best Buy Co., Inc.	58,211	1,636,311
Big Lots, Inc. (a)	14,596	211,496
Coach, Inc. (a)	58,000	1,204,660
Costco Wholesale Corp.	76,089	3,994,673
CVS Caremark Corp.	247,932	7,125,566
Darden Restaurants, Inc.	24,228	682,745
Family Dollar Stores, Inc.	24,324	634,127
GameStop Corp. Class A (a)	28,100	608,646
The Gap, Inc.	80,903	1,083,291
The Home Depot, Inc.	292,706	6,738,092
J.C. Penney Co., Inc.	38,261	753,742
Jones Apparel Group, Inc.	15,289	89,594
Kohl's Corp. (a)	52,476	1,899,631
Limited Brands, Inc.	49,859	500,584
Lowe's Cos., Inc.	252,600	5,435,952
Macy's, Inc.	72,462	749,982
McDonald's Corp.	193,860	12,056,153
Nordstrom, Inc.	27,476	365,706
Office Depot, Inc. (a)	49,859	148,580
Polo Ralph Lauren Corp.	10,000	454,100
RadioShack Corp.	23,530	280,948
Sears Holdings Corp. (a)	9,798	380,848
Staples, Inc.	122,484	2,194,913
Starbucks Corp. (a)	125,896	1,190,976
Target Corp.	130,010	4,489,245
Tiffany & Co.	21,856	516,457
The TJX Cos., Inc.	72,260	1,486,388
Wal-Mart Stores, Inc.	387,673	21,732,948
Walgreen Co.	170,580	4,208,209
Yum! Brands, Inc.	80,740	2,543,310
		88,053,894
Savings & Loans – 0.2%
Hudson City Bancorp, Inc.	89,600	1,430,016
People's United Financial, Inc.	59,800	1,066,234
Sovereign Bancorp, Inc. (a)	93,539	278,746
		2,774,996
Semiconductors – 2.1%
Advanced Micro Devices, Inc. (a)	104,642	226,027
Altera Corp.	51,804	865,645
Analog Devices, Inc.	50,025	951,475
Applied Materials, Inc.	231,152	2,341,570
Broadcom Corp. Class A (a)	76,100	1,291,417
Intel Corp.	969,732	14,216,271
KLA-Tencor Corp.	29,828	649,952
Linear Technology Corp.	38,149	843,856
LSI Corp. (a)	112,242	369,276
MEMC Electronic Materials, Inc. (a)	38,900	555,492
Microchip Technology, Inc.	31,700	619,101
Micron Technology, Inc. (a)	135,880	358,723
National Semiconductor Corp.	34,324	345,643
Novellus Systems, Inc. (a)	17,831	220,035
Nvidia Corp. (a)	95,900	773,913
QLogic Corp. (a)	23,100	310,464
Teradyne, Inc. (a)	31,006	130,845
Texas Instruments, Inc.	225,869	3,505,487
Xilinx, Inc.	47,668	849,444
		29,424,636
Software – 3.5%
Adobe Systems, Inc. (a)	91,444	1,946,843
Autodesk, Inc. (a)	38,812	762,656
BMC Software, Inc. (a)	32,731	880,791
CA, Inc.	67,887	1,257,946
Citrix Systems, Inc. (a)	32,027	754,876
Compuware Corp. (a)	44,937	303,325
Dun & Bradstreet Corp.	9,300	717,960
Electronic Arts, Inc. (a)	54,900	880,596
Fidelity National Information Services, Inc.	31,700	515,759
Fiserv, Inc. (a)	28,201	1,025,670
IMS Health, Inc.	31,325	474,887
Intuit, Inc. (a)	55,300	1,315,587
Microsoft Corp.	1,333,840	25,929,850
Novell, Inc. (a)	59,482	231,385
Oracle Corp. (a)	684,328	12,133,135

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Salesforce.com, Inc. (a)	18,200	$582,582
		49,713,848
Telecommunications – 6.1%
American Tower Corp. Class A (a)	67,900	1,990,828
AT&T, Inc.	1,022,475	29,140,537
CenturyTel, Inc.	17,948	490,519
Ciena Corp. (a)	16,728	112,078
Cisco Systems, Inc. (a)	1,017,887	16,591,558
Corning, Inc.	271,861	2,590,835
Embarq Corp.	24,505	881,200
Frontier Communications Corp.	55,100	481,574
Harris Corp.	23,000	875,150
JDS Uniphase Corp. (a)	38,147	139,236
Juniper Networks, Inc. (a)	93,700	1,640,687
Motorola, Inc.	390,302	1,729,038
Qualcomm, Inc.	289,218	10,362,681
Qwest Communications International, Inc.	258,821	942,108
Sprint Nextel Corp. (a)	503,113	920,697
Tellabs, Inc. (a)	70,023	288,495
Verizon Communications, Inc.	492,063	16,680,936
Windstream Corp.	75,763	697,020
		86,555,177
Textiles – 0.0%
Cintas Corp.	23,000	534,290
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	21,604	630,189
Mattel, Inc.	62,152	994,432
		1,624,621
Transportation – 2.1%
Burlington Northern Santa Fe Corp.	49,356	3,736,742
C.H. Robinson Worldwide, Inc.	29,600	1,628,888
CSX Corp.	70,272	2,281,732
Expeditors International of Washington, Inc.	37,500	1,247,625
FedEx Corp.	53,612	3,439,210
Norfolk Southern Corp.	64,677	3,043,053
Ryder System, Inc.	9,905	384,116
Union Pacific Corp.	87,676	4,190,913
United Parcel Service, Inc. Class B	173,700	9,581,292
		29,533,571
TOTAL COMMON STOCK (Cost $1,743,445,217)		1,367,447,916
TOTAL EQUITIES (Cost $1,743,445,217)		1,367,447,916
TOTAL LONG-TERM INVESTMENTS (Cost $1,743,445,217)		1,367,447,916
	Principal Amount
SHORT-TERM INVESTMENTS – 2.9%
Repurchase Agreement – 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$35,312,987	35,312,987
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill, 0.001%, due 5/14/09 (c)	160,000	160,000
U.S. Treasury Bill, 0.044%, due 5/14/09 (c)	205,000	204,967
U.S. Treasury Bill, 0.100%, due 5/14/09 (c)	3,600,000	3,598,670
U.S. Treasury Bill, 0.420%, due 5/14/09 (c)	50,000	49,923
U.S. Treasury Bill, 0.446%, due 5/14/09 (c)	150,000	149,753
U.S. Treasury Bill, 0.593%, due 5/14/09 (c)	880,000	878,072
TOTAL U.S. TREASURY BILLS (Cost $5,041,385)		5,041,385
TOTAL SHORT-TERM INVESTMENTS (Cost $40,354,372)		40,354,372
TOTAL INVESTMENTS – 99.9% (Cost $1,783,799,589) (d)		1,407,802,288
Other Assets/ (Liabilities) — 0.1%		1,142,087
NET ASSETS – 100.0%		$1,408,944,375

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Non-income producing security.
(b)	Maturity value of $35,313,007. Collateralized by U.S. Government Agency obligations with rates ranging from 4.016% - 5.118%, maturity dates ranging from 10/01/35 - 12/01/35, and an aggregate market value, including accrued interest, of $36,019,661.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 92.8%
COMMON STOCK — 92.8%
Aerospace & Defense – 3.1%
Boeing Co.	22,586	$963,744
Agriculture – 1.9%
Archer-Daniels-Midland Co.	20,500	591,015
Banks – 3.8%
Bank of America Corp.	39,800	560,384
PNC Financial Services Group, Inc.	2,100	102,900
U.S. Bancorp	10,500	262,605
Wells Fargo & Co.	8,246	243,092
		1,168,981
Beverages – 5.9%
Diageo PLC Sponsored ADR (United Kingdom)	12,200	692,228
PepsiCo, Inc.	20,613	1,128,974
		1,821,202
Biotechnology – 3.2%
Amgen, Inc. (a)	6,800	392,700
Genentech, Inc. (a)	7,181	595,377
		988,077
Building Materials – 0.0%
USG Corp. (a)	1,617	13,001
Computers – 3.1%
Apple, Inc. (a)	5,400	460,890
EMC Corp. (a)	48,700	509,889
		970,779
Cosmetics & Personal Care – 2.9%
The Estee Lauder Cos., Inc. Class A	12,665	392,109
The Procter & Gamble Co.	8,082	499,629
		891,738
Diversified Financial – 8.1%
The Charles Schwab Corp.	55,991	905,374
Citigroup, Inc.	37,700	252,967
The Goldman Sachs Group, Inc.	4,100	345,999
Invesco Ltd.	31,789	459,033
JPMorgan Chase & Co.	17,424	549,379
		2,512,752
Electric – 2.3%
Exelon Corp.	10,172	565,665
Public Service Enterprise Group, Inc.	4,882	142,408
		708,073
Health Care — Products – 4.3%
Alcon, Inc.	1,400	124,866
Johnson & Johnson	20,100	1,202,583
		1,327,449
Home Builders – 1.3%
Toll Brothers, Inc. (a)	18,428	394,912
Internet – 1.5%
Google, Inc. Class A (a)	500	153,825
Yahoo!, Inc. (a)	26,224	319,933
		473,758
Machinery — Diversified – 0.5%
Eaton Corp.	2,999	149,080
Manufacturing – 0.7%
General Electric Co.	12,791	207,214
Media – 2.6%
Comcast Corp. Class A	32,600	550,288
News Corp. Class A	26,500	240,885
		791,173
Mining – 4.4%
Alcoa, Inc.	39,000	439,140
Barrick Gold Corp.	15,205	559,088
Newmont Mining Corp.	8,900	362,230
		1,360,458
Oil & Gas – 2.5%
Anadarko Petroleum Corp.	9,630	371,236
Exxon Mobil Corp.	2,700	215,541
Hess Corp.	3,600	193,104
		779,881
Oil & Gas Services – 6.6%
Halliburton Co.	61,500	1,118,070
Schlumberger Ltd.	21,669	917,249
		2,035,319
Pharmaceuticals – 2.2%
Merck & Co., Inc.	18,800	571,520
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,700	114,939
		686,459
Retail – 17.6%
Bed Bath & Beyond, Inc. (a)	4,343	110,399
CVS Caremark Corp.	29,862	858,234
Lowe's Cos., Inc.	62,600	1,347,152
McDonald's Corp.	20,967	1,303,938
Starbucks Corp. (a)	7,300	69,058
Target Corp.	22,600	780,378
Wal-Mart Stores, Inc.	17,500	981,050
		5,450,209
Semiconductors – 5.7%
Intel Corp.	74,236	1,088,300
Maxim Integrated Products, Inc.	7,985	91,188
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	71,451	564,463
		1,743,951
Software – 5.4%
Microsoft Corp.	49,300	958,393
Oracle Corp. (a)	40,000	709,200
		1,667,593
Transportation – 3.2%
United Parcel Service, Inc. Class B	17,700	976,332
TOTAL COMMON STOCK (Cost $35,905,490)		28,673,150
TOTAL EQUITIES (Cost $35,905,490)		28,673,150
TOTAL LONG-TERM INVESTMENTS (Cost $35,905,490)		28,673,150

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 8.0%
Repurchase Agreement – 8.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$2,450,434	$2,450,434
TOTAL SHORT-TERM INVESTMENTS (Cost $2,450,434)		2,450,434
TOTAL INVESTMENTS – 100.8% (Cost $38,355,924) (c)		31,123,584
Other Assets/ (Liabilities) — (0.8)%		(232,225)
NET ASSETS – 100.0%		$30,891,359

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,450,435. Collateralized by U.S. Government Agency obligations with a rate of 4.808%, maturity date of 9/01/35, and an aggregate market value, including accrued interest, of $2,501,230.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 99.6%
COMMON STOCK — 99.6%
Advertising – 0.2%
Omnicom Group, Inc.	25,400	$683,768
Aerospace & Defense – 0.7%
General Dynamics Corp.	16,600	955,994
Lockheed Martin Corp.	23,300	1,959,064
Rockwell Collins, Inc.	6,400	250,176
		3,165,234
Apparel – 0.6%
Nike, Inc. Class B	49,600	2,529,600
Banks – 4.1%
The Bank of New York Mellon Corp.	87,800	2,487,374
Northern Trust Corp.	95,500	4,979,370
PNC Financial Services Group, Inc.	18,800	921,200
State Street Corp.	151,900	5,974,227
Wells Fargo & Co.	118,200	3,484,536
		17,846,707
Beverages – 1.4%
The Coca-Cola Co.	53,200	2,408,364
PepsiCo, Inc.	68,800	3,768,176
		6,176,540
Biotechnology – 6.6%
Amgen, Inc. (a)	97,700	5,642,175
Celgene Corp. (a)	160,500	8,872,440
Genentech, Inc. (a)	166,000	13,763,060
Genzyme Corp. (a)	9,400	623,878
		28,901,553
Chemicals – 2.9%
Monsanto Co.	66,900	4,706,415
Potash Corp. of Saskatchewan, Inc.	36,200	2,650,564
Praxair, Inc.	88,600	5,259,296
		12,616,275
Commercial Services – 5.1%
Accenture Ltd. Class A	186,500	6,115,335
Apollo Group, Inc. Class A (a)	31,900	2,444,178
Automatic Data Processing, Inc.	74,800	2,942,632
Mastercard, Inc. Class A	16,700	2,386,931
McKesson Corp.	96,300	3,729,699
Visa, Inc. Class A	50,100	2,627,745
Western Union Co.	148,500	2,129,490
		22,376,010
Computers – 5.5%
Apple, Inc. (a)	159,500	13,613,325
Dell, Inc. (a)	1,500	15,360
EMC Corp. (a)	142,400	1,490,928
Hewlett-Packard Co.	166,100	6,027,769
Research In Motion Ltd. (a)	69,700	2,828,426
		23,975,808
Cosmetics & Personal Care – 0.2%
The Procter & Gamble Co.	12,200	754,204
Distribution & Wholesale – 0.2%
Fastenal Co.	30,400	1,059,440
Diversified Financial – 6.3%
American Express Co.	30,400	563,920
Ameriprise Financial, Inc.	5,500	128,480
BlackRock, Inc.	12,100	1,623,215
The Charles Schwab Corp.	180,900	2,925,153
CME Group, Inc.	9,100	1,893,801
Credit Suisse Group	5,500	150,751
Franklin Resources, Inc.	97,300	6,205,794
The Goldman Sachs Group, Inc.	59,600	5,029,644
IntercontinentalExchange, Inc. (a)	49,200	4,056,048
JPMorgan Chase & Co.	81,700	2,576,001
Morgan Stanley	155,100	2,487,804
		27,640,611
Electric – 0.5%
Entergy Corp.	9,400	781,422
NRG Energy, Inc. (a)	65,300	1,523,449
		2,304,871
Electrical Components & Equipment – 0.2%
Sunpower Corp. Class B (a)	27,300	831,012
Energy — Alternate Sources – 0.4%
First Solar, Inc. (a)	12,200	1,683,112
Entertainment – 0.0%
International Game Technology	5,550	65,989
Health Care — Products – 6.3%
Alcon, Inc.	30,000	2,675,700
Baxter International, Inc.	108,400	5,809,156
Becton, Dickinson & Co.	41,400	2,831,346
Covidien Ltd.	14,600	529,104
Intuitive Surgical, Inc. (a)	7,800	990,522
Medtronic, Inc.	183,300	5,759,286
St. Jude Medical, Inc. (a)	177,900	5,863,584
Stryker Corp.	73,100	2,920,345
		27,379,043
Health Care — Services – 0.9%
Aetna, Inc.	600	17,100
Humana, Inc. (a)	27,700	1,032,656
Thermo Fisher Scientific, Inc. (a)	1,400	47,698
WellPoint, Inc. (a)	71,400	3,008,082
		4,105,536
Insurance – 0.4%
Aon Corp.	34,400	1,571,392
Prudential Financial, Inc.	600	18,156
		1,589,548
Internet – 8.8%
Amazon.com, Inc. (a)	259,900	13,327,672
eBay, Inc. (a)	600	8,376
Expedia, Inc. (a)	110,900	913,816
Google, Inc. Class A (a)	46,300	14,244,195
McAfee, Inc. (a)	134,300	4,642,751
Priceline.com, Inc. (a)	12,800	942,720
Tencent Holdings Ltd.	260,000	1,692,662
VeriSign, Inc. (a)	145,400	2,774,232
		38,546,424
Iron & Steel – 0.5%
Nucor Corp.	47,500	2,194,500
Lodging – 0.9%
Marriott International, Inc. Class A	66,200	1,287,590
MGM MIRAGE (a)	47,789	657,577
Wynn Resorts Ltd. (a)	48,700	2,058,062
		4,003,229

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery — Diversified – 0.1%
Deere & Co.	11,100	$425,352
Manufacturing – 2.8%
Danaher Corp.	214,200	12,125,862
General Electric Co.	600	9,720
		12,135,582
Media – 2.1%
Discovery Communications, Inc., Series A (a)	121,500	1,720,440
Discovery Communications, Inc., Series C (a)	88,500	1,185,015
The McGraw-Hill Cos., Inc.	221,800	5,143,542
Time Warner, Inc.	88,300	888,298
		8,937,295
Mining – 0.0%
BHP Billiton Ltd.	600	12,637
Oil & Gas – 3.9%
Chevron Corp.	42,200	3,121,534
EOG Resources, Inc.	81,700	5,439,586
Exxon Mobil Corp.	106,600	8,509,878
		17,070,998
Oil & Gas Services – 2.6%
Baker Hughes, Inc.	2,200	70,554
FMC Technologies, Inc. (a)	13,800	328,854
Schlumberger Ltd.	135,700	5,744,181
Smith International, Inc.	223,600	5,118,204
		11,261,793
Pharmaceuticals – 10.2%
Allergan, Inc.	113,000	4,556,160
Express Scripts, Inc. (a)	89,400	4,915,212
Gilead Sciences, Inc. (a)	293,600	15,014,704
Medco Health Solutions, Inc. (a)	197,700	8,285,607
Novartis AG	22,000	1,102,299
Roche Holding AG	23,634	3,638,069
Schering-Plough Corp.	22,100	376,363
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	64,200	2,732,994
Wyeth	103,700	3,889,787
		44,511,195
Retail – 7.9%
Bed Bath & Beyond, Inc. (a)	112,500	2,859,750
Coach, Inc. (a)	48,600	1,009,422
Costco Wholesale Corp.	40,800	2,142,000
CVS Caremark Corp.	176,468	5,071,690
Kohl's Corp. (a)	131,300	4,753,060
McDonald's Corp.	85,500	5,317,245
Wal-Mart Stores, Inc.	161,600	9,059,296
Yum! Brands, Inc.	139,300	4,387,950
		34,600,413
Semiconductors – 2.7%
Altera Corp.	97,000	1,620,870
Broadcom Corp. Class A (a)	107,000	1,815,790
Intel Corp.	33,600	492,576
Marvell Technology Group Ltd. (a)	516,800	3,447,056
Xilinx, Inc.	246,800	4,397,976
		11,774,268
Software – 5.4%
Adobe Systems, Inc. (a)	60,800	1,294,432
Autodesk, Inc. (a)	121,400	2,385,510
Electronic Arts, Inc. (a)	156,400	2,508,656
Fiserv, Inc. (a)	105,900	3,851,583
Intuit, Inc. (a)	51,100	1,215,669
Microsoft Corp.	571,300	11,106,072
Oracle Corp. (a)	67,000	1,187,910
		23,549,832
Telecommunications – 6.9%
America Movil SAB de C.V. Sponsored ADR (Mexico)	64,100	1,986,459
American Tower Corp. Class A (a)	255,400	7,488,328
AT&T, Inc.	600	17,100
Cisco Systems, Inc. (a)	221,500	3,610,450
Juniper Networks, Inc. (a)	388,000	6,793,880
MetroPCS Communications, Inc. (a)	103,400	1,535,490
Qualcomm, Inc.	239,700	8,588,451
		30,020,158
Toys, Games & Hobbies – 1.6%
Nintendo Co. Ltd. Sponsored ADR (Japan)	144,300	6,890,325
Transportation – 0.7%
Expeditors International of Washington, Inc.	45,800	1,523,766
Union Pacific Corp.	36,000	1,720,800
		3,244,566
TOTAL COMMON STOCK (Cost $580,042,049)		434,863,428
TOTAL EQUITIES (Cost $580,042,049)		434,863,428
RIGHTS – 0.0%
Computers – 0.0%
Seagate Technology (a) (b)	66,000	-
TOTAL RIGHTS (Cost $0)		-
MUTUAL FUND – 0.4%
Diversified Financial – 0.4%
T. Rowe Price Resource Investment Fund	1,552,213	1,552,213
TOTAL MUTUAL FUND (Cost $1,552,213)		1,552,213
TOTAL LONG-TERM INVESTMENTS (Cost $581,594,262)		436,415,641
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (c)	$3,278,753	3,278,753
TOTAL SHORT-TERM INVESTMENTS (Cost $3,278,753)		3,278,753
TOTAL INVESTMENTS – 100.8% (Cost $584,873,015) (d)		439,694,394
Other Assets/ (Liabilities) — (0.8)%		(3,285,486)
NET ASSETS – 100.0%		$436,408,908

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $3,278,755. Collateralized by U.S. Government Agency obligations with a rate of 4.808%, maturity date of 9/01/35, and an aggregate market value, including accrued interest, of $3,345,310.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.4%
COMMON STOCK — 97.4%
Advertising – 0.0%
Omnicom Group, Inc.	600	$16,152
Aerospace & Defense – 2.3%
Boeing Co.	5,700	243,219
General Dynamics Corp.	3,700	213,083
Lockheed Martin Corp.	6,150	517,092
Rockwell Collins, Inc.	100	3,909
		977,303
Agriculture – 1.4%
Philip Morris International, Inc.	13,900	604,789
Airlines – 0.2%
Southwest Airlines Co.	9,000	77,580
Apparel – 0.6%
Nike, Inc. Class B	5,400	275,400
Banks – 2.7%
The Bank of New York Mellon Corp.	3,300	93,489
Northern Trust Corp.	6,270	326,918
PNC Financial Services Group, Inc.	700	34,300
State Street Corp.	15,150	595,849
Wells Fargo & Co.	4,300	126,764
		1,177,320
Beverages – 1.5%
The Coca-Cola Co.	1,900	86,013
PepsiCo, Inc.	9,900	542,223
		628,236
Biotechnology – 3.8%
Amgen, Inc. (a)	8,000	462,000
Celgene Corp. (a)	5,800	320,624
Genentech, Inc. (a)	6,100	505,751
Genzyme Corp. (a)	3,020	200,437
Vertex Pharmaceuticals, Inc. (a)	5,100	154,938
		1,643,750
Chemicals – 2.7%
FMC Corp.	3,600	161,028
Monsanto Co.	4,700	330,645
The Mosaic Co.	11,200	387,520
Potash Corp. of Saskatchewan, Inc.	1,350	98,847
Praxair, Inc.	3,400	201,824
		1,179,864
Commercial Services – 6.1%
Accenture Ltd. Class A	17,300	567,267
Alliance Data Systems Corp. (a)	2,300	107,019
Apollo Group, Inc. Class A (a)	1,100	84,282
Automatic Data Processing, Inc.	2,700	106,218
ITT Educational Services, Inc. (a)	1,200	113,976
Manpower, Inc.	6,100	207,339
Mastercard, Inc. Class A	1,145	163,655
McKesson Corp.	12,200	472,506
Quanta Services, Inc. (a)	20,300	401,940
Visa, Inc. Class A	1,900	99,655
Western Union Co.	22,100	316,914
		2,640,771
Computers – 6.0%
Apple, Inc. (a)	9,550	815,092
Dell, Inc. (a)	12,700	130,048
EMC Corp. (a)	41,100	430,317
Hewlett-Packard Co.	21,500	780,235
International Business Machines Corp.	4,150	349,264
Research In Motion Ltd. (a)	2,550	103,479
		2,608,435
Cosmetics & Personal Care – 0.1%
The Procter & Gamble Co.	400	24,728
Distribution & Wholesale – 0.1%
Fastenal Co.	1,200	41,820
Diversified Financial – 4.4%
American Express Co.	19,100	354,305
Ameriprise Financial, Inc.	200	4,672
BlackRock, Inc.	400	53,660
The Charles Schwab Corp.	6,400	103,488
CME Group, Inc.	300	62,433
Credit Suisse Group	210	5,756
Franklin Resources, Inc.	3,700	235,986
The Goldman Sachs Group, Inc.	2,300	194,097
IntercontinentalExchange, Inc. (a)	1,900	156,636
Invesco Ltd.	9,900	142,956
JPMorgan Chase & Co.	3,100	97,743
Morgan Stanley	10,700	171,628
NYSE Euronext	11,900	325,822
		1,909,182
Electric – 0.2%
Entergy Corp.	300	24,939
NRG Energy, Inc. (a)	2,800	65,324
		90,263
Electrical Components & Equipment – 0.1%
Sunpower Corp. Class B (a)	1,200	36,528
Energy — Alternate Sources – 0.2%
First Solar, Inc. (a)	500	68,980
Engineering & Construction – 1.1%
Foster Wheeler Ltd. (a)	9,300	217,434
The Shaw Group, Inc. (a)	13,350	273,275
		490,709
Entertainment – 0.5%
International Game Technology	19,900	236,611
Foods – 0.9%
General Mills, Inc.	4,870	295,853
SuperValu, Inc.	5,100	74,460
		370,313
Gas – 0.6%
UGI Corp.	10,400	253,968
Health Care — Products – 4.0%
Alcon, Inc.	1,200	107,028
Baxter International, Inc.	3,950	211,680
Becton, Dickinson & Co.	1,500	102,585
Covidien Ltd.	800	28,992
Intuitive Surgical, Inc. (a)	300	38,097
Medtronic, Inc.	18,600	584,412
St. Jude Medical, Inc. (a)	10,350	341,136
Stryker Corp.	2,700	107,865

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zimmer Holdings, Inc. (a)	5,700	$230,394
		1,752,189
Health Care — Services – 1.7%
Aetna, Inc.	11,900	339,150
Humana, Inc. (a)	4,700	175,216
Thermo Fisher Scientific, Inc. (a)	200	6,814
Universal Health Services, Inc. Class B	2,600	97,682
WellPoint, Inc. (a)	2,600	109,538
		728,400
Household Products – 0.3%
Kimberly-Clark Corp.	2,700	142,398
Insurance – 0.7%
ACE Ltd.	2,400	127,008
Aon Corp.	1,320	60,298
Axis Capital Holdings Ltd.	4,300	125,216
Prudential Financial, Inc.	100	3,026
		315,548
Internet – 6.9%
Amazon.com, Inc. (a)	16,775	860,222
eBay, Inc. (a)	15,550	217,078
Expedia, Inc. (a)	4,300	35,432
Google, Inc. Class A (a)	3,570	1,098,311
McAfee, Inc. (a)	4,700	162,479
Priceline.com, Inc. (a)	500	36,825
Tencent Holdings Ltd.	9,800	63,800
VeriSign, Inc. (a)	5,100	97,308
Yahoo!, Inc. (a)	35,700	435,540
		3,006,995
Iron & Steel – 0.7%
Cliffs Natural Resources, Inc.	3,100	79,391
Nucor Corp.	4,400	203,280
		282,671
Lodging – 0.3%
Marriott International, Inc. Class A	2,100	40,845
MGM MIRAGE (a)	1,658	22,814
Wynn Resorts Ltd. (a)	1,700	71,842
		135,501
Machinery — Construction & Mining – 1.2%
Bucyrus International, Inc. Class A	3,300	61,116
Caterpillar, Inc.	10,200	455,634
		516,750
Machinery — Diversified – 0.7%
AGCO Corp. (a)	4,300	101,437
Cummins, Inc.	4,050	108,257
Deere & Co.	500	19,160
Flowserve Corp.	1,760	90,640
		319,494
Manufacturing – 3.0%
Danaher Corp.	7,900	447,219
Dover Corp.	8,335	274,388
General Electric Co.	18,100	293,220
Honeywell International, Inc.	5,300	173,999
Parker Hannifin Corp.	2,800	119,112
		1,307,938
Media – 2.0%
The DIRECTV Group, Inc. (a)	10,100	231,391
Discovery Communications, Inc., Series A (a)	4,350	61,596
Discovery Communications, Inc., Series C (a)	3,050	40,840
DISH Network Corp. Class A (a)	10,900	120,881
The McGraw-Hill Cos., Inc.	8,150	188,998
Time Warner, Inc.	2,900	29,174
The Walt Disney Co.	7,750	175,848
		848,728
Metal Fabricate & Hardware – 0.3%
Precision Castparts Corp.	2,380	141,562
Mining – 0.0%
BHP Billiton Ltd.	261	5,497
Oil & Gas – 5.1%
Chevron Corp.	1,500	110,955
EOG Resources, Inc.	3,050	203,069
Exxon Mobil Corp.	4,170	332,891
Hess Corp.	5,012	268,844
Noble Corp.	3,800	83,942
Occidental Petroleum Corp.	9,610	576,504
Transocean Ltd. (a)	4,300	203,175
Unit Corp. (a)	4,100	109,552
XTO Energy, Inc.	9,000	317,430
		2,206,362
Oil & Gas Services – 2.1%
Baker Hughes, Inc.	100	3,207
FMC Technologies, Inc. (a)	500	11,915
Halliburton Co.	27,500	499,950
Schlumberger Ltd.	4,950	209,533
Smith International, Inc.	8,300	189,987
		914,592
Packaging & Containers – 0.3%
Owens-IIlinois, Inc. (a)	4,500	122,985
Pharmaceuticals – 7.8%
Abbott Laboratories	3,500	186,795
Allergan, Inc.	10,100	407,232
Bristol-Myers Squibb Co.	17,300	402,225
Eli Lilly & Co.	8,230	331,422
Express Scripts, Inc. (a)	3,300	181,434
Forest Laboratories, Inc. (a)	5,500	140,085
Gilead Sciences, Inc. (a)	14,200	726,188
Medco Health Solutions, Inc. (a)	7,250	303,848
Novartis AG	839	42,038
Roche Holding AG	944	145,313
Schering-Plough Corp.	9,700	165,191
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,200	93,654
Wyeth	6,700	251,317
		3,376,742
Retail – 7.5%
Bed Bath & Beyond, Inc. (a)	4,000	101,680
Big Lots, Inc. (a)	4,800	69,552
BJ's Wholesale Club, Inc. (a)	5,100	174,726
Coach, Inc. (a)	2,100	43,617
Costco Wholesale Corp.	1,600	84,000
CVS Caremark Corp.	16,300	468,462
The Gap, Inc.	18,900	253,071
Kohl's Corp. (a)	4,600	166,520
McDonald's Corp.	3,300	205,227
Ross Stores, Inc.	3,500	104,055
The TJX Cos., Inc.	6,200	127,534

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wal-Mart Stores, Inc.	18,980	$1,064,019
Yum! Brands, Inc.	12,900	406,350
		3,268,813
Semiconductors – 2.1%
Altera Corp.	3,100	51,801
Broadcom Corp. Class A (a)	9,800	166,306
Intel Corp.	1,100	16,126
Lam Research Corp. (a)	8,700	185,136
Marvell Technology Group Ltd. (a)	18,500	123,395
Texas Instruments, Inc.	12,800	198,656
Xilinx, Inc.	8,700	155,034
		896,454
Software – 6.2%
Activision Blizzard, Inc. (a)	6,900	59,616
Adobe Systems, Inc. (a)	2,300	48,967
Autodesk, Inc. (a)	4,600	90,390
BMC Software, Inc. (a)	7,490	201,556
Electronic Arts, Inc. (a)	15,400	247,016
Fiserv, Inc. (a)	3,700	134,569
Intuit, Inc. (a)	2,100	49,959
Microsoft Corp.	71,100	1,382,184
Oracle Corp. (a)	26,300	466,299
		2,680,556
Telecommunications – 6.6%
America Movil SAB de C.V. Sponsored ADR (Mexico)	2,400	74,376
American Tower Corp. Class A (a)	9,100	266,812
AT&T, Inc.	100	2,850
Cisco Systems, Inc. (a)	51,740	843,362
Juniper Networks, Inc. (a)	14,300	250,393
MetroPCS Communications, Inc. (a)	3,500	51,975
Nokia Oyj Sponsored ADR (Finland)	26,500	413,400
Qualcomm, Inc.	26,550	951,286
		2,854,454
Toys, Games & Hobbies – 0.8%
Hasbro, Inc.	4,000	116,680
Nintendo Co. Ltd.	600	230,517
		347,197
Transportation – 1.6%
Expeditors International of Washington, Inc.	1,500	49,905
J.B. Hunt Transport Services, Inc.	11,100	291,597
Union Pacific Corp.	1,300	62,140
United Parcel Service, Inc. Class B	5,200	286,832
		690,474
TOTAL COMMON STOCK (Cost $60,434,492)		42,215,002
TOTAL EQUITIES (Cost $60,434,492)		42,215,002
MUTUAL FUND – 1.4%
Diversified Financial – 1.4%
iShares Russell 1000 Growth Index Fund	16,200	600,372
TOTAL MUTUAL FUND (Cost $570,743)		600,372
TOTAL LONG-TERM INVESTMENTS (Cost $61,005,235)		42,815,374
	Principal Amount
SHORT-TERM INVESTMENTS – 2.3%
Repurchase Agreement – 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$995,132	995,132
TOTAL SHORT-TERM INVESTMENTS (Cost $995,132)		995,132
TOTAL INVESTMENTS – 101.1% (Cost $62,000,367) (c)		43,810,506
Other Assets/ (Liabilities) — (1.1)%		(474,653)
NET ASSETS – 100.0%		$43,335,853

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $995,133. Collateralized by U.S. Government Agency obligations with a rate of 0.771%-4.018%, maturity date of 5/25/36-10/01/41, and an aggregate market value, including accrued interest, of $1,018,461.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.3%
COMMON STOCK — 97.3%
Aerospace & Defense – 2.1%
Lockheed Martin Corp.	5,585	$469,587
Agriculture – 2.1%
Philip Morris International, Inc.	10,800	469,908
Apparel – 0.7%
Nike, Inc. Class B	3,370	171,870
Beverages – 5.9%
The Coca-Cola Co.	9,650	436,856
Molson Coors Brewing Co. Class B	5,200	254,384
PepsiCo, Inc.	11,790	645,738
		1,336,978
Biotechnology – 7.6%
Celgene Corp. (a)	12,405	685,748
Genentech, Inc. (a)	12,625	1,046,739
		1,732,487
Chemicals – 3.7%
Air Products & Chemicals, Inc.	5,485	275,731
Monsanto Co.	8,140	572,649
		848,380
Computers – 10.4%
Apple, Inc. (a)	11,375	970,856
Hewlett-Packard Co.	38,300	1,389,907
		2,360,763
Cosmetics & Personal Care – 3.9%
Colgate-Palmolive Co.	6,295	431,459
The Procter & Gamble Co.	7,285	450,359
		881,818
Diversified Financial – 8.0%
The Blackstone Group LP	23,750	155,087
The Charles Schwab Corp.	13,480	217,972
CME Group, Inc.	2,899	603,311
Franklin Resources, Inc.	2,650	169,017
The Goldman Sachs Group, Inc.	4,425	373,426
JPMorgan Chase & Co.	9,765	307,890
		1,826,703
Electrical Components & Equipment – 0.5%
Emerson Electric Co.	3,200	117,152
Foods – 0.9%
The Kroger Co.	7,900	208,639
Health Care — Products – 5.1%
Alcon, Inc.	5,545	494,559
Baxter International, Inc.	6,365	341,100
Becton, Dickinson & Co.	4,680	320,065
		1,155,724
Insurance – 1.2%
AFLAC, Inc.	5,930	271,831
Internet – 5.5%
Google, Inc. Class A (a)	4,112	1,265,057
Media – 0.5%
The Walt Disney Co.	5,000	113,450
Oil & Gas – 2.8%
EOG Resources, Inc.	6,025	401,145
XTO Energy, Inc.	7,000	246,890
		648,035
Oil & Gas Services – 4.6%
Cameron International Corp. (a)	9,700	198,850
National Oilwell Varco, Inc. (a)	7,020	171,569
Schlumberger Ltd.	16,130	682,783
		1,053,202
Pharmaceuticals – 12.8%
Abbott Laboratories	9,025	481,664
Gilead Sciences, Inc. (a)	25,015	1,279,267
Medco Health Solutions, Inc. (a)	11,000	461,010
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	16,410	698,574
		2,920,515
Retail – 7.2%
Costco Wholesale Corp.	3,430	180,075
Kohl's Corp. (a)	13,185	477,297
McDonald's Corp.	7,685	477,930
Wal-Mart Stores, Inc.	8,820	494,449
		1,629,751
Semiconductors – 2.3%
Broadcom Corp. Class A (a)	9,015	152,985
Intel Corp.	24,900	365,034
		518,019
Software – 2.7%
Activision Blizzard, Inc. (a)	33,950	293,328
Microsoft Corp.	16,270	316,289
		609,617
Telecommunications – 6.8%
Cisco Systems, Inc. (a)	52,200	850,860
Juniper Networks, Inc. (a)	4,000	70,040
Qualcomm, Inc.	17,445	625,054
		1,545,954
TOTAL COMMON STOCK (Cost $28,412,333)		22,155,440
TOTAL EQUITIES (Cost $28,412,333)		22,155,440
TOTAL LONG-TERM INVESTMENTS (Cost $28,412,333)		22,155,440
	Principal Amount
SHORT-TERM INVESTMENTS – 3.2%
Repurchase Agreement – 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$727,031	727,031
TOTAL SHORT-TERM INVESTMENTS (Cost $727,031)		727,031
TOTAL INVESTMENTS – 100.5% (Cost $29,139,364) (c)		22,882,471
Other Assets/ (Liabilities) — (0.5)%		(120,682)
NET ASSETS – 100.0%		$22,761,789

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $727,032. Collateralized by U.S. Government Agency obligations with a rate of 4.018%, maturity date of 10/01/41, and an aggregate market value, including accrued interest, of $741,920.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK — 97.5%
Banks – 0.9%
The Bank of New York Mellon Corp.	75,000	$2,124,750
Biotechnology – 6.9%
Abraxis BioScience, Inc. (a)	21,624	1,425,454
Genentech, Inc. (a)	75,000	6,218,250
Genzyme Corp. (a)	129,450	8,591,597
		16,235,301
Chemicals – 2.8%
Monsanto Co.	50,700	3,566,745
Praxair, Inc.	50,000	2,968,000
		6,534,745
Commercial Services – 9.8%
Iron Mountain, Inc. (a)	95,700	2,366,661
Mastercard, Inc. Class A	34,800	4,973,964
Moody's Corp.	107,000	2,149,630
Visa, Inc. Class A	208,060	10,912,747
Weight Watchers International, Inc.	90,000	2,647,800
		23,050,802
Computers – 10.2%
Apple, Inc. (a)	148,400	12,665,940
EMC Corp. (a)	366,950	3,841,966
Research In Motion Ltd. (a)	80,000	3,246,400
Seagate Technology	443,500	1,964,705
Teradata Corp. (a)	160,000	2,372,800
		24,091,811
Cosmetics & Personal Care – 1.7%
The Procter & Gamble Co.	67,000	4,141,940
Diversified Financial – 9.1%
CME Group, Inc.	36,950	7,689,665
IntercontinentalExchange, Inc. (a)	165,960	13,681,742
		21,371,407
Entertainment – 0.2%
International Game Technology	33,500	398,315
Health Care — Products – 6.2%
Intuitive Surgical, Inc. (a)	39,000	4,952,610
Mindray Medical International Ltd. ADR (Cayman Islands)	116,600	2,098,800
Stryker Corp.	82,200	3,283,890
Varian Medical Systems, Inc. (a)	121,600	4,260,864
		14,596,164
Health Care — Services – 1.4%
UnitedHealth Group, Inc.	125,000	3,325,000
Internet – 12.5%
Amazon.com, Inc. (a)	178,500	9,153,480
eBay, Inc. (a)	200,000	2,792,000
Google, Inc. Class A (a)	45,050	13,859,632
VeriSign, Inc. (a)	190,300	3,630,924
		29,436,036
Lodging – 2.2%
Las Vegas Sands Corp. (a)	661,261	3,921,278
MGM MIRAGE (a)	100,000	1,376,000
		5,297,278
Oil & Gas – 1.3%
EOG Resources, Inc.	45,000	2,996,100
Oil & Gas Services – 7.2%
FMC Technologies, Inc. (a)	137,150	3,268,284
National Oilwell Varco, Inc. (a)	303,227	7,410,868
Schlumberger Ltd.	148,485	6,285,370
		16,964,522
Pharmaceuticals – 4.7%
Allergan, Inc.	274,800	11,079,936
Retail – 4.9%
Staples, Inc.	195,000	3,494,400
Starbucks Corp. (a)	489,850	4,633,981
Walgreen Co.	135,000	3,330,450
		11,458,831
Semiconductors – 1.6%
Broadcom Corp. Class A (a)	230,500	3,911,585
Software – 3.4%
Intuit, Inc. (a)	174,100	4,141,839
Salesforce.com, Inc. (a)	123,950	3,967,640
		8,109,479
Telecommunications – 7.5%
America Movil SAB de C.V. Sponsored ADR (Mexico)	131,550	4,076,734
Crown Castle International Corp. (a)	180,000	3,164,400
Qualcomm, Inc.	289,000	10,354,870
		17,596,004
Transportation – 3.0%
Expeditors International of Washington, Inc.	105,000	3,493,350
United Parcel Service, Inc. Class B	65,000	3,585,400
		7,078,750
TOTAL COMMON STOCK (Cost $344,956,262)		229,798,756
TOTAL EQUITIES (Cost $344,956,262)		229,798,756
TOTAL LONG-TERM INVESTMENTS (Cost $344,956,262)		229,798,756
	Principal Amount
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement – 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$5,620,555	5,620,555
TOTAL SHORT-TERM INVESTMENTS (Cost $5,620,555)		5,620,555
TOTAL INVESTMENTS – 99.9% (Cost $350,576,817) (c)		235,419,311
Other Assets/ (Liabilities) — 0.1%		211,340
NET ASSETS – 100.0%		$235,630,651

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

(b)	Maturity value of $5,620,557. Collateralized by U.S. Government Agency obligations with rates ranging from 0.771% - 1.545%, maturity dates ranging from 5/15/36 - 5/25/36, and an aggregate market value, including accrued interest, of $5,734,453.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 98.9%
COMMON STOCK — 98.9%
Advertising – 0.1%
Focus Media Holding Ltd. ADR (Cayman Islands) (a)	3,140	$28,543
Airlines – 0.3%
Ryanair Holdings PLC Sponsored ADR (Ireland) (a)	3,172	92,242
Auto Manufacturers – 1.1%
Paccar, Inc.	11,090	317,174
Beverages – 0.3%
Hansen Natural Corp. (a)	2,509	84,127
Biotechnology – 9.5%
Amgen, Inc. (a)	13,472	778,008
Biogen Idec, Inc. (a)	8,657	412,333
Celgene Corp. (a)	12,394	685,140
Genzyme Corp. (a)	9,252	614,055
Illumina, Inc. (a)	3,333	86,825
Life Technologies Corp. (a)	4,785	111,538
Vertex Pharmaceuticals, Inc. (a)	4,292	130,391
		2,818,290
Chemicals – 0.5%
Sigma-Aldrich Corp.	3,284	138,716
Commercial Services – 3.6%
Apollo Group, Inc. Class A (a)	4,386	336,055
Automatic Data Processing, Inc.	9,786	384,981
Paychex, Inc.	9,337	245,376
Pharmaceutical Product Development, Inc.	3,142	91,150
		1,057,562
Computers – 14.0%
Apple, Inc. (a)	33,825	2,886,964
Cognizant Technology Solutions Corp. Class A (a)	7,743	139,838
Dell, Inc. (a)	19,515	199,834
Logitech International SA (a)	4,755	74,083
NetApp, Inc. (a)	9,419	131,583
Research In Motion Ltd. (a)	15,436	626,393
Seagate Technology	13,283	58,844
Sun Microsystems, Inc. (a)	8,765	33,482
		4,151,021
Distribution & Wholesale – 0.4%
Fastenal Co.	3,929	136,926
Electronics – 0.9%
Flextronics International Ltd. (a)	23,958	61,333
FLIR Systems, Inc. (a)	3,988	122,352
Garmin Ltd.	5,148	98,687
		282,372
Energy — Alternate Sources – 0.9%
First Solar, Inc. (a)	1,932	266,539
Engineering & Construction – 0.3%
Foster Wheeler Ltd. (a)	3,596	84,074
Environmental Controls – 0.4%
Stericycle, Inc. (a)	2,453	127,752
Health Care — Products – 1.1%
Henry Schein, Inc. (a)	2,430	89,157
Hologic, Inc. (a)	7,351	96,078
Intuitive Surgical, Inc. (a)	1,066	135,371
		320,606
Internet – 10.3%
Akamai Technologies, Inc. (a)	4,421	66,713
Amazon.com, Inc. (a)	7,767	398,292
Baidu.com Sponsored ADR (Cayman Islands) (a)	722	94,271
Check Point Software Technologies Ltd. (a)	5,809	110,313
eBay, Inc. (a)	25,981	362,695
Expedia, Inc. (a)	7,699	63,440
Google, Inc. Class A (a)	3,975	1,222,909
IAC/InterActiveCorp (a)	3,974	62,511
Liberty Media Holding Corp. Interactive Class A (a)	14,911	46,522
Symantec Corp. (a)	23,849	322,438
VeriSign, Inc. (a)	4,992	95,247
Yahoo!, Inc. (a)	18,199	222,028
		3,067,379
Iron & Steel – 0.2%
Steel Dynamics, Inc.	5,111	57,141
Lodging – 0.5%
Wynn Resorts Ltd. (a)	3,332	140,810
Machinery — Construction & Mining – 0.2%
Joy Global, Inc.	2,888	66,106
Media – 4.3%
Comcast Corp. Class A	39,355	664,313
The DIRECTV Group, Inc. (a)	20,864	477,994
DISH Network Corp. Class A (a)	5,875	65,154
Liberty Global, Inc. Class A (a)	4,148	66,036
		1,273,497
Pharmaceuticals – 9.2%
Cephalon, Inc. (a)	1,819	140,136
DENTSPLY International, Inc.	3,901	110,164
Express Scripts, Inc. (a)	6,025	331,254
Gilead Sciences, Inc. (a)	24,462	1,250,987
Patterson Cos., Inc. (a)	3,181	59,644
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	17,411	741,186
Warner Chilcott Ltd. Class A (a)	6,725	97,513
		2,730,884
Retail – 5.0%
Bed Bath & Beyond, Inc. (a)	9,528	242,202
Costco Wholesale Corp.	6,203	325,657
O'Reilly Automotive, Inc. (a)	3,604	110,787
Ross Stores, Inc.	3,631	107,950
Sears Holdings Corp. (a)	3,528	137,133
Staples, Inc.	13,073	234,268
Starbucks Corp. (a)	27,815	263,130
Urban Outfitters, Inc. (a)	4,456	66,751
		1,487,878
Semiconductors – 7.7%
Altera Corp.	11,410	190,661
Applied Materials, Inc.	18,928	191,741

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Broadcom Corp. Class A (a)	11,118	$188,672
Intel Corp.	53,133	778,930
KLA-Tencor Corp.	5,583	121,654
Lam Research Corp. (a)	3,527	75,055
Linear Technology Corp.	8,094	179,039
Marvell Technology Group Ltd. (a)	15,905	106,086
Maxim Integrated Products, Inc.	8,359	95,460
Microchip Technology, Inc.	4,125	80,561
Nvidia Corp. (a)	14,387	116,103
Xilinx, Inc.	9,929	176,935
		2,300,897
Software – 14.9%
Activision Blizzard, Inc. (a)	32,262	278,744
Adobe Systems, Inc. (a)	14,195	302,212
Autodesk, Inc. (a)	6,433	126,409
CA, Inc.	13,581	251,656
Citrix Systems, Inc. (a)	5,888	138,780
Electronic Arts, Inc. (a)	8,826	141,569
Fiserv, Inc. (a)	5,466	198,798
Infosys Technologies Ltd. Sponsored ADR (India)	3,069	75,405
Intuit, Inc. (a)	10,999	261,666
Microsoft Corp.	83,519	1,623,609
Oracle Corp. (a)	58,631	1,039,528
		4,438,376
Telecommunications – 11.0%
Cisco Systems, Inc. (a)	57,066	930,176
Juniper Networks, Inc. (a)	9,467	165,767
Millicom International Cellular SA	2,859	128,398
NII Holdings, Inc. (a)	4,395	79,901
Qualcomm, Inc.	54,469	1,951,624
		3,255,866
Textiles – 0.4%
Cintas Corp.	5,001	116,173
Transportation – 1.8%
C.H. Robinson Worldwide, Inc.	4,562	251,047
Expeditors International of Washington, Inc.	5,731	190,670
J.B. Hunt Transport Services, Inc.	3,385	88,924
		530,641
TOTAL COMMON STOCK (Cost $38,199,043)		29,371,592
TOTAL EQUITIES (Cost $38,199,043)		29,371,592
TOTAL LONG-TERM INVESTMENTS (Cost $38,199,043)		29,371,592
	Principal Amount
SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreement – 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$178,735	178,735
U.S. Treasury Bills – 0.6%
U.S. Treasury Bill, 0.100%, due 5/14/09 (c)	169,938	169,938
TOTAL U.S. TREASURY BILLS (Cost $169,938)		169,938
TOTAL SHORT-TERM INVESTMENTS (Cost $348,673)		348,673
TOTAL INVESTMENTS – 100.1% (Cost $38,547,716) (d)		29,720,265
Other Assets/ (Liabilities) — (0.1)%		(27,640)
NET ASSETS – 100.0%		$29,692,625

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $178,736. Collateralized by U.S. Government Agency obligations with a rate of 4.018%, maturity date of 10/01/41, and an aggregate market value, including accrued interest, of $182,716.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 95.8%
COMMON STOCK — 95.8%
Banks – 6.9%
The Bank of New York Mellon Corp.	575,000	$16,289,750
Capital One Financial Corp.	300,000	9,567,000
		25,856,750
Beverages – 4.3%
Dr. Pepper Snapple Group, Inc. (a)	1,000,000	16,250,000
Commercial Services – 6.6%
Robert Half International, Inc.	1,200,000	24,984,000
Computers – 9.9%
Dell, Inc. (a)	1,500,000	15,360,000
Hewlett-Packard Co.	600,000	21,774,000
		37,134,000
Diversified Financial – 14.6%
Discover Financial Services	2,120,500	20,208,365
Merrill Lynch & Co., Inc.	1,500,000	17,460,000
Morgan Stanley	1,093,400	17,538,136
		55,206,501
Leisure Time – 6.5%
Carnival Corp.	1,000,000	24,320,000
Lodging – 5.7%
Starwood Hotels & Resorts Worldwide, Inc.	1,200,000	21,480,000
Media – 4.3%
Discovery Communications, Inc., Series C (a)	1,200,000	16,068,000
Oil & Gas – 2.3%
Apache Corp.	117,200	8,734,916
Oil & Gas Services – 3.1%
National Oilwell Varco, Inc. (a)	484,770	11,847,779
Retail – 15.9%
Best Buy Co., Inc.	600,000	16,866,000
Carmax, Inc. (a)	1,534,000	12,087,920
Tiffany & Co.	843,964	19,942,869
Yum! Brands, Inc.	350,000	11,025,000
		59,921,789
Semiconductors – 13.8%
Intel Corp.	2,372,900	34,786,714
National Semiconductor Corp.	1,723,800	17,358,666
		52,145,380
Transportation – 1.9%
Union Pacific Corp.	150,000	7,170,000
TOTAL COMMON STOCK (Cost $560,409,218)		361,119,115
TOTAL EQUITIES (Cost $560,409,218)		361,119,115
TOTAL LONG-TERM INVESTMENTS (Cost $560,409,218)		361,119,115
	Principal Amount
SHORT-TERM INVESTMENTS – 5.3%
Repurchase Agreement – 5.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$20,006,086	20,006,086
TOTAL SHORT-TERM INVESTMENTS (Cost $20,006,086)		20,006,086
TOTAL INVESTMENTS – 101.1% (Cost $580,415,304) (c)		381,125,201
Other Assets/ (Liabilities) — (1.1)%		(4,059,675)
NET ASSETS – 100.0%		$377,065,526

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Non-income producing security.
(b)	Maturity value of $20,006,097. Collateralized by U.S. Government Agency obligations with rates ranging from 4.675% - 4.808%, maturity date of 9/01/35, and an aggregate market value, including accrued interest, of $20,408,878.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 95.0%
COMMON STOCK — 95.0%
Advertising – 2.2%
Harte-Hanks, Inc.	349,835	$2,182,970
Automotive & Parts – 1.7%
Autoliv, Inc.	80,440	1,726,242
Banks – 2.3%
City National Corp.	47,006	2,289,192
Chemicals – 6.2%
International Flavors & Fragrances, Inc.	127,143	3,778,690
The Valspar Corp.	131,460	2,378,111
		6,156,801
Commercial Services – 5.0%
Corinthian Colleges, Inc. (a)	203,300	3,328,021
Manpower, Inc.	49,000	1,665,510
		4,993,531
Computers – 3.1%
Diebold, Inc.	109,585	3,078,243
Electrical Components & Equipment – 4.7%
Hubbell, Inc. Class B	52,358	1,711,059
Molex, Inc.	204,900	2,969,001
		4,680,060
Electronics – 3.3%
Cymer, Inc. (a)	94,750	2,075,973
Flextronics International Ltd. (a)	470,700	1,204,992
		3,280,965
Entertainment – 2.4%
International Speedway Corp. Class A	84,351	2,423,404
Foods – 6.7%
Hain Celestial Group, Inc. (a)	168,047	3,208,017
Sanderson Farms, Inc.	101,800	3,518,208
		6,726,225
Health Care — Products – 1.9%
Boston Scientific Corp. (a)	247,100	1,912,554
Health Care — Services – 3.9%
Quest Diagnostics, Inc.	75,078	3,897,299
Home Builders – 2.2%
NVR, Inc. (a)	4,819	2,198,669
Household Products – 3.1%
The Scotts Miracle-Gro Co. Class A	103,900	3,087,908
Insurance – 16.6%
Arthur J. Gallagher & Co.	148,810	3,855,667
Old Republic International Corp.	98,500	1,174,120
RenaissanceRe Holdings Ltd.	62,540	3,224,563
Stewart Information Services Corp.	120,872	2,839,283
White Mountains Insurance Group Ltd.	7,817	2,087,999
Willis Group Holdings Ltd.	136,482	3,395,672
		16,577,304
Machinery — Diversified – 5.8%
Albany International Corp. Class A	111,467	1,431,236
Briggs & Stratton Corp.	247,850	4,359,682
		5,790,918
Manufacturing – 3.7%
Carlisle Cos., Inc.	70,200	1,453,140
Dover Corp.	68,844	2,266,345
		3,719,485
Office Furnishings – 2.1%
Steelcase, Inc. Class A	375,602	2,110,883
Packaging & Containers – 2.8%
Bemis Co., Inc.	117,750	2,788,320
Real Estate Investment Trusts (REITS) – 2.3%
CapitalSource, Inc.	509,600	2,354,352
Retail – 4.5%
Family Dollar Stores, Inc.	125,600	3,274,392
Jones Apparel Group, Inc.	110,337	646,575
Zale Corp. (a)	181,260	603,596
		4,524,563
Semiconductors – 3.2%
Entegris, Inc. (a)	806,599	1,766,452
Novellus Systems, Inc. (a)	114,900	1,417,866
		3,184,318
Software – 3.3%
IMS Health, Inc.	215,928	3,273,468
Textiles – 2.0%
G&K Services, Inc. Class A	98,295	1,987,525
TOTAL COMMON STOCK (Cost $146,202,765)		94,945,199
TOTAL EQUITIES (Cost $146,202,765)		94,945,199
TOTAL LONG-TERM INVESTMENTS (Cost $146,202,765)		94,945,199
	Principal Amount
SHORT-TERM INVESTMENTS – 4.8%
Repurchase Agreement – 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$4,840,128	4,840,128
TOTAL SHORT-TERM INVESTMENTS (Cost $4,840,128)		4,840,128
TOTAL INVESTMENTS – 99.8% (Cost $151,042,893) (c)		99,785,327
Other Assets/ (Liabilities) — 0.2%		209,053
NET ASSETS – 100.0%		$99,994,380

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Non-income producing security.
(b)	Maturity value of $4,840,131. Collateralized by U.S. Government Agency obligations with a rate of 0.771%, maturity date of 5/25/36, and an aggregate market value, including accrued interest, of $4,938,988.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 95.6%
COMMON STOCK — 95.6%
Aerospace & Defense – 0.1%
Argon ST, Inc. (a)	400	$7,544
Ducommun, Inc.	5,300	88,510
		96,054
Agriculture – 0.1%
Universal Corp.	3,200	95,584
Airlines – 1.5%
Alaska Air Group, Inc. (a)	17,600	514,800
Hawaiian Holdings, Inc. (a)	20,400	130,152
JetBlue Airways Corp. (a)	17,700	125,670
Republic Airways Holdings, Inc. (a)	10,500	112,035
SkyWest, Inc.	19,800	368,280
UAL Corp.	14,900	164,198
		1,415,135
Apparel – 0.9%
Carter's, Inc. (a)	15,700	302,382
K-Swiss, Inc. Class A	4,300	49,020
Maidenform Brands, Inc. (a)	5,500	55,825
Skechers U.S.A., Inc. Class A (a)	7,000	89,740
Steven Madden Ltd. (a)	200	4,264
Timberland Co. Class A (a)	30,300	349,965
		851,196
Auto Manufacturers – 0.1%
Wabash National Corp.	13,600	61,200
Automotive & Parts – 0.6%
American Axle & Manufacturing Holdings, Inc.	21,700	62,713
ArvinMeritor, Inc.	27,600	78,660
ATC Technology Corp. (a)	1,900	27,797
Commercial Vehicle Group, Inc. (a)	7,300	6,789
Cooper Tire & Rubber Co.	13,000	80,080
Dana Holding Corp. (a)	52,900	39,146
Fuel Systems Solutions, Inc. (a)	100	3,276
Hayes Lemmerz International, Inc. (a)	15,400	6,930
Lear Corp. (a)	7,800	10,998
Modine Manufacturing Co.	1,700	8,279
Superior Industries International, Inc.	11,400	119,928
Tenneco, Inc. (a)	15,100	44,545
Visteon Corp. (a)	145,600	50,960
		540,101
Banks – 13.3%
Ames National Corp.	800	21,232
Arrow Financial Corp.	8,300	208,662
BancFirst Corp.	3,500	185,220
Banco Latinoamericano de Exportaciones SA Class E	18,700	268,532
Bank of the Ozarks, Inc.	3,000	88,920
Boston Private Financial Holdings, Inc.	19,900	136,116
Bryn Mawr Bank Corp.	4,100	82,410
Camden National Corp.	4,800	129,504
Cathay General Bancorp	5,800	137,750
Centennial Bank Holdings, Inc. (a)	35,800	71,600
Chemical Financial Corp.	7,900	220,252
Citizens & Northern Corp.	9,500	187,625
City Holding Co.	8,100	281,718
Community Bank System, Inc.	600	14,634
CVB Financial Corp.	5,170	61,523
East West Bancorp, Inc.	3,100	49,507
F.N.B. Corp.	9,300	122,760
Farmers Capital Bank Corp.	7,000	170,940
First Bancorp	33,200	369,848
First Bancorp	300	5,505
First Bancorp, Inc.	4,900	97,461
First Busey Corp. Class A	6,200	113,088
First Commonwealth Financial Corp.	11,700	144,846
First Community Bancshares, Inc.	200	6,974
First Financial Bancorp	22,000	272,580
First Financial Bankshares, Inc.	700	38,647
First Merchants Corp.	12,100	268,741
First Midwest Bancorp, Inc.	2,300	45,931
FirstMerit Corp.	9,600	197,664
Glacier Bancorp, Inc.	3,400	64,668
Hancock Holding Co.	6,000	272,760
Hanmi Financial Corp.	42,400	87,344
Harleysville National Corp.	1,800	25,992
Iberia Bank Corp.	4,300	206,400
International Bancshares Corp.	19,100	416,953
Lakeland Bancorp, Inc.	22,575	254,194
Lakeland Financial Corp.	5,100	121,482
MainSource Financial Group, Inc.	9,030	139,965
MB Financial, Inc.	12,600	352,170
Nara Bancorp, Inc.	6,000	58,980
National Penn Bancshares, Inc.	8,868	128,675
NBT Bancorp, Inc.	13,700	383,052
Old National Bancorp	16,000	290,560
Oriental Financial Group, Inc.	17,100	103,455
Pacific Capital Bancorp	19,900	335,912
PacWest Bancorp	12,800	344,320
Peapack Gladstone Financial Corp.	5,100	135,864
Peoples Bancorp, Inc.	7,300	139,649
Prosperity Bancshares, Inc.	3,500	103,565
Provident Bankshares Corp.	13,500	130,410
Republic Bancorp, Inc. Class A	10,200	277,440
S&T Bancorp, Inc.	9,900	351,450
Santander BanCorp	17,700	221,073
SCBT Financial Corp.	3,615	124,717
Simmons First National Corp. Class A	6,900	203,343
Smithtown Bancorp, Inc.	400	6,412
Southside Bancshares, Inc.	10,100	237,350
State Bancorp, Inc.	4,100	39,934
Sterling Bancorp	9,600	134,688
Suffolk Bancorp	5,900	211,987
Sun Bancorp, Inc. (a)	8,022	60,085
Susquehanna Bancshares, Inc.	23,100	367,521

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SVB Financial Group (a)	1,100	$28,853
SY Bancorp, Inc.	4,700	129,250
TowneBank	10,100	250,379
Trico Bancshares	200	4,994
Trustco Bank Corp. NY	18,900	179,739
Trustmark Corp.	3,700	79,883
UMB Financial Corp.	10,900	535,626
Umpqua Holdings Corp.	4,200	60,774
Union Bankshares Corp/VA	1,600	39,680
United Bankshares, Inc.	9,300	308,946
Univest Corp. of Pennsylvania	6,300	202,482
Washington Trust Bancorp, Inc.	4,600	90,850
West Bancorporation, Inc.	3,200	39,200
Wilshire Bancorp, Inc.	12,600	114,408
		12,397,624
Biotechnology – 0.1%
Affymetrix, Inc. (a)	26,200	78,338
Building Materials – 0.8%
Comfort Systems USA, Inc.	38,800	413,608
Gibraltar Industries, Inc.	11,300	134,922
NCI Building Systems, Inc. (a)	8,700	141,810
Quanex Building Products Corp.	6,300	59,031
		749,371
Chemicals – 2.5%
Arch Chemicals, Inc.	200	5,214
Ferro Corp.	5,900	41,595
H.B. Fuller Co.	14,500	233,595
Innophos Holdings, Inc.	5,300	104,993
Minerals Technologies, Inc.	10,400	425,360
Olin Corp.	32,100	580,368
OM Group, Inc. (a)	1,500	31,665
Rockwood Holdings, Inc. (a)	17,200	185,760
Schulman (A.), Inc.	5,700	96,900
Sensient Technologies Corp.	19,400	463,272
Spartech Corp.	20,400	127,704
Stepan Co.	1,400	65,786
		2,362,212
Commercial Services – 4.4%
Aaron Rents, Inc.	19,400	516,428
Advance America Cash Advance Centers, Inc.	48,300	91,287
Albany Molecular Research, Inc. (a)	5,800	56,492
Bowne & Co., Inc.	6,200	36,456
CDI Corp.	3,400	43,996
Chemed Corp.	1,200	47,724
Consolidated Graphics, Inc. (a)	7,100	160,744
CRA International, Inc. (a)	2,300	61,939
Euronet Worldwide, Inc. (a)	11,300	131,193
First Advantage Corp. Class A (a)	800	11,320
Global Cash Access Holdings, Inc. (a)	38,700	85,914
H&E Equipment Services, Inc. (a)	18,900	145,719
Healthspring, Inc. (a)	22,800	455,316
Heidrick & Struggles International, Inc.	6,200	133,548
Hudson Highland Group, Inc. (a)	40,400	135,340
Jackson Hewitt Tax Service, Inc.	17,500	274,575
Kelly Services, Inc. Class A	15,600	202,956
Kenexa Corp. (a)	12,600	100,548
Korn/Ferry International (a)	5,300	60,526
Live Nation, Inc. (a)	3,600	20,664
Maximus, Inc.	2,300	80,753
McGrath Rentcorp	14,600	311,856
Monro Muffler Brake, Inc.	600	15,300
MPS Group, Inc. (a)	7,900	59,487
On Assignment, Inc. (a)	17,400	98,658
PHH Corp. (a)	12,800	162,944
Rent-A-Center, Inc. (a)	28,000	494,200
Spherion Corp. (a)	4,600	10,166
Stewart Enterprises, Inc. Class A	15,400	46,354
Universal Technical Institute, Inc. (a)	300	5,151
Viad Corp.	4,100	101,434
		4,158,988
Computers – 1.6%
CACI International, Inc. Class A (a)	8,000	360,720
Ciber, Inc. (a)	32,800	157,768
Hutchinson Technology, Inc. (a)	20,100	69,948
Imation Corp.	14,000	189,980
Mentor Graphics Corp. (a)	5,500	28,435
MTS Systems Corp.	700	18,648
Perot Systems Corp. Class A (a)	32,100	438,807
Quantum Corp. (a)	7,700	2,772
Rackable Systems, Inc. (a)	8,200	32,308
Silicon Storage Technology, Inc. (a)	101,600	232,664
		1,532,050
Cosmetics & Personal Care – 0.0%
Inter Parfums, Inc.	3,000	23,040
Distribution & Wholesale – 0.6%
Core-Mark Holding Co., Inc. (a)	4,700	101,144
Owens & Minor, Inc.	100	3,765
United Stationers, Inc. (a)	12,500	418,625
		523,534
Diversified Financial – 2.2%
BGC Partners, Inc. Class A	43,900	121,164
Calamos Asset Management, Inc. Class A	4,400	32,560
Encore Capital Group, Inc. (a)	16,100	115,920
Federal Agricultural Mortgage Corp. Class C	6,700	23,450
First Financial Northwest	23,100	215,754
Fox Chase Bancorp, Inc. (a)	16,800	184,800
Friedman Billings Ramsey Group, Inc. Class A (a)	89,500	15,215
Knight Capital Group, Inc. Class A (a)	28,900	466,735
LaBranche & Co., Inc. (a)	17,200	82,388
National Financial Partners Corp.	21,300	64,752
Nelnet, Inc. Class A	15,100	216,383

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NewStar Financial, Inc. (a)	13,200	$52,668
Ocwen Financial Corp. (a)	5,200	47,736
Penson Worldwide, Inc. (a)	7,100	54,102
Portfolio Recovery Associates, Inc. (a)	1,900	64,296
Stifel Financial Corp. (a)	5,200	238,420
SWS Group, Inc.	1,300	24,635
Westwood Holdings Group, Inc.	2,900	82,389
		2,103,367
Electric – 4.0%
Allete, Inc.	8,400	271,068
Avista Corp.	31,300	606,594
Central Vermont Public Service Corp.	11,100	264,846
CH Energy Group, Inc.	7,600	390,564
Cleco Corp.	11,500	262,545
El Paso Electric Co. (a)	9,400	170,046
Idacorp, Inc.	5,600	164,920
MGE Energy, Inc.	4,700	155,100
NorthWestern Corp.	5,100	119,697
Pike Electric Corp. (a)	2,300	28,290
PNM Resources, Inc.	17,600	177,408
Portland General Electric Co.	32,200	626,934
Unisource Energy Corp.	5,500	161,480
Westar Energy, Inc.	16,300	334,313
		3,733,805
Electrical Components & Equipment – 0.7%
Encore Wire Corp.	1,600	30,336
EnerSys (a)	3,200	35,200
Graftech International Ltd. (a)	16,800	139,776
Greatbatch, Inc. (a)	9,000	238,140
Insteel Industries, Inc.	17,900	202,091
		645,543
Electronics – 2.8%
Benchmark Electronics, Inc. (a)	42,900	547,833
Brady Corp. Class A	7,600	182,020
Checkpoint Systems, Inc. (a)	11,500	113,160
Coherent, Inc. (a)	20,500	439,930
CTS Corp.	7,200	39,672
Cymer, Inc. (a)	10,400	227,864
Methode Electronics, Inc.	19,800	133,452
Multi-Fineline Electronix, Inc. (a)	100	1,169
Rogers Corp. (a)	15,000	416,550
Sanmina-SCI Corp. (a)	253,000	118,910
Stoneridge, Inc. (a)	16,600	75,696
TTM Technologies, Inc. (a)	32,800	170,888
Varian, Inc. (a)	1,900	63,669
Watts Water Technologies, Inc. Class A	4,100	102,377
		2,633,190
Energy — Alternate Sources – 0.1%
Headwaters, Inc. (a)	13,500	91,125
Engineering & Construction – 1.6%
Dycom Industries, Inc. (a)	11,500	94,530
Emcor Group, Inc. (a)	27,100	607,853
Granite Construction, Inc.	16,200	711,666
Michael Baker Corp. (a)	100	3,691
Perini Corp. (a)	4,000	93,520
		1,511,260
Entertainment – 0.2%
Churchill Downs, Inc.	2,600	105,092
Pinnacle Entertainment, Inc. (a)	1,900	14,592
Vail Resorts, Inc. (a)	4,100	109,060
		228,744
Environmental Controls – 0.3%
Waste Services, Inc. (a)	43,032	283,151
Foods – 2.7%
Cal-Maine Foods, Inc.	5,900	169,330
Chiquita Brands International, Inc. (a)	19,900	294,122
Flowers Foods, Inc.	3,450	84,042
Hain Celestial Group, Inc. (a)	1,400	26,726
J&J Snack Foods Corp.	3,000	107,640
Lance, Inc.	400	9,176
M&F Worldwide Corp. (a)	8,100	125,145
Nash Finch Co.	5,400	242,406
Ralcorp Holdings, Inc. (a)	11,800	689,120
Ruddick Corp.	7,900	218,435
Spartan Stores, Inc.	6,500	151,125
TreeHouse Foods, Inc. (a)	8,000	217,920
Winn-Dixie Stores, Inc. (a)	12,700	204,470
		2,539,657
Forest Products & Paper – 1.0%
Buckeye Technologies, Inc. (a)	20,700	75,348
Clearwater Paper Corp. (a)	285	2,391
Glatfelter	49,200	457,560
Kapstone Paper and Packaging Corp. (a)	10,400	24,752
Potlatch Corp.	1,000	26,010
Rock-Tenn Co. Class A	7,700	263,186
Schweitzer-Mauduit International, Inc.	4,500	90,090
		939,337
Gas – 2.4%
Chesapeake Utilities Corp.	3,200	100,736
New Jersey Resources Corp.	14,900	586,315
Nicor, Inc.	1,122	38,978
Piedmont Natural Gas Co., Inc.	5,600	177,352
South Jersey Industries, Inc.	10,100	402,485
Southwest Gas Corp.	23,700	597,714
WGL Holdings, Inc.	10,900	356,321
		2,259,901
Hand & Machine Tools – 0.6%
Baldor Electric Co.	7,100	126,735
Regal-Beloit Corp.	9,900	376,101
Thermadyne Holdings Corp. (a)	4,000	27,480
		530,316
Health Care — Products – 0.5%
CONMED Corp. (a)	5,100	122,094
Invacare Corp.	20,300	315,056
		437,150
Health Care — Services – 1.8%
Alliance Imaging, Inc. (a)	800	6,376
AMERIGROUP Corp. (a)	10,800	318,816
AmSurg Corp. (a)	9,800	228,732
Centene Corp. (a)	20,100	396,171
Five Star Quality Care, Inc. (a)	19,200	29,376

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gentiva Health Services, Inc. (a)	200	$5,852
Healthsouth Corp. (a)	5,000	54,800
Kindred Healthcare, Inc. (a)	18,400	239,568
Molina Healthcare, Inc. (a)	12,300	216,603
RehabCare Group, Inc. (a)	14,600	221,336
		1,717,630
Holding Company — Diversified – 0.2%
Compass Diversified Holdings	15,397	173,216
Home Builders – 0.3%
Beazer Homes USA, Inc. (a)	1,200	1,896
Hovnanian Enterprises, Inc. Class A (a)	21,600	37,152
Meritage Home Corp. (a)	1,400	17,038
Palm Harbor Homes, Inc. (a)	5,300	26,394
The Ryland Group, Inc.	9,100	160,797
		243,277
Home Furnishing – 0.2%
American Woodmark Corp.	2,800	51,044
Ethan Allen Interiors, Inc.	200	2,874
Hooker Furniture Corp.	7,000	53,620
Tempur-Pedic International, Inc.	17,200	121,948
		229,486
Household Products – 1.0%
American Greetings Corp. Class A	28,500	215,745
Blyth, Inc.	23,700	185,808
Prestige Brands Holdings, Inc. (a)	33,600	354,480
The Standard Register Co.	19,000	169,670
		925,703
Housewares – 0.4%
National Presto Industries, Inc.	4,700	361,900
Insurance – 7.6%
American Equity Investment Life Holding Co.	40,400	282,800
American Physicians Capital, Inc.	6,200	298,220
Amerisafe, Inc. (a)	4,700	96,491
Amtrust Financial Services, Inc.	18,500	214,600
Argo Group International Holdings Ltd. (a)	4,794	162,613
Aspen Insurance Holdings Ltd.	26,700	647,475
Assured Guaranty Ltd.	17,900	204,060
CNA Surety Corp. (a)	18,400	353,280
Delphi Financial Group, Inc. Class A	3,700	68,228
Employers Holdings, Inc.	21,200	349,800
FBL Financial Group, Inc. Class A	3,700	57,165
Flagstone Reinsurance Holdings Ltd.	18,300	178,791
FPIC Insurance Group, Inc. (a)	1,100	48,158
Hallmark Financial Services, Inc. (a)	8,200	71,914
Harleysville Group, Inc.	200	6,946
Infinity Property & Casualty Corp.	5,400	252,342
IPC Holdings Ltd.	17,300	517,270
Maiden Holdings Ltd.	19,800	61,974
Max Capital Group Ltd.	1,000	17,700
Montpelier Re Holdings Ltd.	34,100	572,539
Odyssey Re Holdings Corp.	1,900	98,439
The Phoenix Companies, Inc.	41,700	136,359
Platinum Underwriters Holdings Ltd.	16,400	591,712
The PMI Group, Inc.	3,900	7,605
ProAssurance Corp. (a)	10,600	559,468
Radian Group, Inc.	38,500	141,680
RLI Corp.	1,500	91,740
Safety Insurance Group, Inc.	8,600	327,316
SeaBright Insurance Holdings, Inc. (a)	13,200	154,968
Selective Insurance Group	4,000	91,720
Validus Holdings Ltd.	12,100	316,536
Zenith National Insurance Corp.	3,300	104,181
		7,084,090
Internet – 1.3%
Avocent Corp. (a)	18,300	327,753
InfoSpace, Inc.	8,100	61,155
Internap Network Services Corp. (a)	12,200	30,500
ModusLink Global Solutions, Inc. (a)	5,770	16,675
PC-Tel, Inc.	9,000	59,130
S1 Corp. (a)	17,800	140,442
TIBCO Software, Inc. (a)	78,200	405,858
United Online, Inc.	35,700	216,699
		1,258,212
Investment Companies – 0.6%
Apollo Investment Corp.	24,527	228,346
Ares Capital Corp.	4,158	26,320
BlackRock Kelso Capital Corp.	6,170	60,836
Fifth Street Finance Corp.	1,000	7,550
Gladstone Capital Corp.	3,100	25,079
Hercules Technology Growth Capital, Inc.	22,100	175,032
Kohlberg Capital Corp.	3,205	11,666
MCG Capital Corp.	14,500	10,295
PennantPark Investment Corp.	11,732	42,353
		587,477
Iron & Steel – 0.1%
Universal Stainless & Alloy (a)	5,100	73,899
Leisure Time – 0.3%
Brunswick Corp.	7,200	30,312
Callaway Golf Co.	7,400	68,746
Polaris Industries, Inc.	7,000	200,550
		299,608
Lodging – 0.3%
Ameristar Casinos, Inc.	5,700	49,248
Marcus Corp.	11,700	189,891
		239,139
Machinery — Diversified – 1.0%
Applied Industrial Technologies, Inc.	14,800	280,016
Cascade Corp.	6,100	182,146
Columbus McKinnon Corp. (a)	9,400	128,310

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kadant, Inc. (a)	2,200	$29,656
Robbins & Myers, Inc.	1,700	27,489
Sauer-Danfoss, Inc.	19,200	168,000
Tecumseh Products Co. Class B (a)	6,200	59,396
Twin Disc, Inc.	3,800	26,182
Wabtec Corp.	1,700	67,575
		968,770
Manufacturing – 2.0%
A.O. Smith Corp.	8,900	262,728
Actuant Corp. Class A	800	15,216
Acuity Brands, Inc.	1,600	55,856
Ameron International Corp.	200	12,584
Ceradyne, Inc. (a)	10,700	217,317
EnPro Industries, Inc. (a)	14,200	305,868
Federal Signal Corp.	3,000	24,630
Griffon Corp. (a)	16,800	156,744
Lydall, Inc. (a)	28,500	163,875
Standex International Corp.	9,800	194,432
Tredegar Corp.	23,400	425,412
Trimas Corp. (a)	6,400	8,832
		1,843,494
Media – 0.4%
AH Belo Corp. Class A	2,360	5,145
Belo Corp. Class A	12,800	19,968
Charter Communications, Inc. Class A (a)	24,500	2,004
Courier Corp.	1,200	21,480
Crown Media Holdings, Inc. Class A (a)	10,800	30,780
Entercom Communications Corp.	9,100	11,193
Journal Communications, Inc. Class A	22,700	55,615
Lin TV Corp. Class A (a)	5,700	6,213
Mediacom Communications Corp. (a)	44,000	189,200
R.H. Donnelley Corp. (a)	1,700	629
Rhi Entertainment, Inc. (a)	4,400	35,728
		377,955
Metal Fabricate & Hardware – 1.1%
Circor International, Inc.	2,600	71,500
Mueller Industries, Inc.	8,800	220,704
Mueller Water Products, Inc. Class A	26,502	222,617
NN, Inc.	35,100	80,379
Worthington Industries, Inc.	40,200	443,004
		1,038,204
Mining – 0.4%
Apex Silver Mines Ltd. (a)	15,460	15,151
Compass Minerals International, Inc.	400	23,464
Hecla Mining Co. (a)	38,200	106,960
Royal Gold, Inc.	1,600	78,736
RTI International Metals, Inc. (a)	1,900	27,189
Stillwater Mining Co. (a)	18,000	88,920
United States Lime & Minerals, Inc. (a)	400	9,580
		350,000
Office Furnishings – 0.1%
Herman Miller, Inc.	1,700	22,151
HNI Corp.	3,800	60,192
Knoll, Inc.	400	3,608
		85,951
Oil & Gas – 1.4%
Bill Barrett Corp. (a)	13,700	289,481
Brigham Exploration Co. (a)	5,200	16,640
Callon Petroleum Co. (a)	11,300	29,380
Meridian Resource Corp. (a)	79,500	45,315
Parker Drilling Co. (a)	8,900	25,810
PetroQuest Energy, Inc. (a)	5,200	35,152
Pioneer Drilling Co. (a)	43,000	239,510
Rosetta Resources, Inc. (a)	37,600	266,208
Swift Energy Co. (a)	11,200	188,272
TXCO Resources, Inc. (a)	15,700	23,393
VAALCO Energy, Inc. (a)	13,800	102,672
		1,261,833
Oil & Gas Services – 0.5%
Allis-Chalmers Energy, Inc. (a)	4,200	23,100
Complete Production Services, Inc. (a)	19,400	158,110
Hornbeck Offshore Services, Inc. (a)	9,700	158,498
Lufkin Industries, Inc.	1,100	37,950
Newpark Resources, Inc. (a)	20,300	75,110
Union Drilling, Inc. (a)	11,200	58,128
		510,896
Packaging & Containers – 0.1%
Bway Holding Co. (a)	14,300	113,828
Pharmaceuticals – 1.2%
Emergent Biosolutions, Inc. (a)	11,600	302,876
Omega Protein Corp. (a)	6,000	24,060
PharMerica Corp. (a)	11,000	172,370
Valeant Pharmaceuticals International (a)	10,900	249,610
Viropharma, Inc. (a)	27,400	356,748
		1,105,664
Real Estate Investment Trusts (REITS) – 9.3%
Alexander's, Inc.	500	127,450
American Campus Communities, Inc.	2,100	43,008
Anthracite Capital, Inc.	46,200	103,026
Anworth Mortgage Asset Corp.	45,200	290,636
Ashford Hospitality Trust	43,500	50,025
Associated Estates Realty Corp.	19,000	173,470
BioMed Realty Trust, Inc.	13,600	159,392
CapLease, Inc.	40,200	69,546
Cedar Shopping Centers, Inc.	33,100	234,348
Cogdell Spencer, Inc.	2,700	25,272
Colonial Properties Trust	11,500	95,795
Corporate Office Properties Trust	3,200	98,240
DCT Industrial Trust, Inc.	6,200	31,372
DiamondRock Hospitality Co.	37,900	192,153
DuPont Fabros Technology, Inc.	24,700	51,129

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Education Realty Trust, Inc.	31,600	$164,952
Entertainment Properties Trust	11,700	348,660
Extra Space Storage, Inc.	13,500	139,320
FelCor Lodging Trust, Inc.	24,700	45,448
First Industrial Realty Trust, Inc.	17,800	134,390
First Potomac Realty Trust	18,700	173,910
Getty Realty Corp.	14,400	303,264
Glimcher Realty Trust	30,900	86,829
Gramercy Capital Corp.	17,500	22,400
Healthcare Realty Trust, Inc.	4,800	112,704
Hersha Hospitality Trust	43,700	131,100
Highwoods Properties, Inc.	21,200	580,032
Home Properties, Inc.	6,200	251,720
Inland Real Estate Corp.	18,300	237,534
LaSalle Hotel Properties	19,000	209,950
Lexington Realty Trust	39,700	198,500
Medical Properties Trust, Inc.	23,500	148,285
MFA Mortgage Investments, Inc.	48,100	283,309
Mid-America Apartment Communities, Inc.	7,200	267,552
National Health Investors, Inc.	11,500	315,445
National Retail Properties, Inc.	14,700	252,693
NorthStar Realty Finance Corp.	19,900	77,809
Omega Healthcare Investors, Inc.	3,600	57,492
One Liberty Properties, Inc.	1,400	12,320
Parkway Properties, Inc.	16,800	302,400
Pennsylvania Real Estate Investment Trust	19,900	148,255
Post Properties, Inc.	900	14,850
PS Business Parks, Inc.	6,100	272,426
RAIT Financial Trust	56,800	147,680
Realty Income Corp.	28,800	666,720
Resource Capital Corp.	30,600	117,198
Senior Housing Properties Trust	15,100	270,592
Strategic Hotels & Resorts, Inc.	40,700	68,376
Sunstone Hotel Investors, Inc.	43,000	266,170
U-Store-It Trust	17,600	78,320
		8,653,467
Retail – 5.1%
AFC Enterprises (a)	1,700	7,973
Blockbuster, Inc. Class A (a)	71,800	90,468
Bob Evans Farms, Inc.	12,200	249,246
Borders Group, Inc. (a)	8,700	3,480
Brown Shoe Co., Inc.	8,025	67,972
California Pizza Kitchen, Inc. (a)	30,600	328,032
Casey's General Stores, Inc.	20,300	462,231
Cash America International, Inc.	9,000	246,150
Cato Corp. Class A	23,600	356,360
CEC Entertainment, Inc. (a)	4,700	113,975
Charming Shoppes, Inc. (a)	12,700	30,988
Chico's FAS, Inc. (a)	20,300	84,854
Children's Place (a)	8,900	192,952
Collective Brands, Inc. (a)	4,700	55,084
Domino's Pizza, Inc. (a)	14,200	66,882
Dress Barn, Inc. (a)	7,900	84,846
The Finish Line, Inc. Class A	5,100	28,560
First Cash Financial Services, Inc. (a)	1,200	22,872
Genesco, Inc. (a)	9,000	152,280
The Gymboree Corp. (a)	2,400	62,616
Hot Topic, Inc. (a)	33,100	306,837
Insight Enterprises, Inc. (a)	12,300	84,870
Jo-Ann Stores, Inc. (a)	13,100	202,919
Jos. A. Bank Clothiers, Inc. (a)	100	2,615
Men's Wearhouse, Inc.	12,300	166,542
Movado Group, Inc.	4,000	37,560
New York & Co., Inc. (a)	41,900	97,208
O' Charley's, Inc.	13,600	27,200
P.F. Chang's China Bistro, Inc. (a)	5,800	121,452
The Pantry, Inc. (a)	6,000	128,700
The PEP Boys-Manny Moe & Jack	5,900	24,367
Red Robin Gourmet Burgers, Inc. (a)	9,400	158,202
Regis Corp.	7,500	108,975
Retail Ventures, Inc. (a)	35,300	122,491
Ruby Tuesday, Inc. (a)	11,100	17,316
Shoe Carnival, Inc. (a)	8,500	81,175
Stage Stores, Inc.	8,200	67,650
Tractor Supply Co. (a)	6,000	216,840
World Fuel Services Corp.	2,300	85,100
Zale Corp. (a)	1,000	3,330
		4,769,170
Savings & Loans – 2.7%
BankFinancial Corp.	12,900	131,451
Beneficial Mutual Bancorp, Inc. (a)	3,800	42,750
Berkshire Hills Bancorp, Inc.	8,500	262,310
Brooklyn Federal Bancorp, Inc.	1,100	15,455
Clifton Savings Bancorp, Inc.	6,600	78,276
Dime Community Bancshares	16,900	224,770
First Financial Holdings, Inc.	5,100	103,224
First Niagara Financial Group, Inc.	16,000	258,720
First Place Financial Corp.	7,900	30,257
FirstFed Financial Corp. (a)	11,200	19,600
Flushing Financial Corp.	14,800	177,008
Kearny Financial Corp.	16,900	216,320
NASB Financial, Inc.	1,000	27,000
NewAlliance Bancshares, Inc.	10,900	143,553
Northfield Bancorp, Inc.	8,200	92,250
OceanFirst Financial Corp.	14,500	240,700
Provident Financial Services, Inc.	26,700	408,510
Rockville Financial, Inc.	1,200	16,764
United Community Financial Corp.	12,130	10,917
		2,499,835
Semiconductors – 1.6%
Actel Corp. (a)	15,700	184,004
Amkor Technology, Inc. (a)	51,400	112,052

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Applied Micro Circuits Corp. (a)	23,200	$91,176
Brooks Automation, Inc. (a)	1,900	11,039
Cirrus Logic, Inc. (a)	3,200	8,576
Emulex Corp. (a)	26,600	185,668
Entegris, Inc. (a)	81,200	177,828
IXYS Corp.	5,700	47,082
MKS Instruments, Inc. (a)	13,600	201,144
Omnivision Technologies, Inc. (a)	22,300	117,075
PMC-Sierra, Inc. (a)	8,000	38,880
Skyworks Solutions, Inc. (a)	29,300	162,322
Spansion, Inc. Class A (a)	98,100	18,570
TriQuint Semiconductor, Inc. (a)	37,700	129,688
		1,485,104
Software – 1.9%
Acxiom Corp.	62,300	505,253
Avid Technology, Inc. (a)	200	2,182
CSG Systems International, Inc. (a)	18,100	316,207
Digi International, Inc. (a)	4,300	34,873
Fair Isaac Corp.	17,300	291,678
JDA Software Group, Inc. (a)	10,300	135,239
Progress Software Corp. (a)	100	1,926
Quest Software, Inc. (a)	1,700	21,403
Sybase, Inc. (a)	17,400	430,998
		1,739,759
Telecommunications – 3.2%
3Com Corp. (a)	63,600	145,008
Adaptec, Inc. (a)	33,500	110,550
ADTRAN, Inc.	13,100	194,928
Anixter International, Inc. (a)	1,100	33,132
Applied Signal Technology, Inc.	16,500	296,010
Arris Group, Inc. (a)	25,500	202,725
Atlantic Tele-Network, Inc.	3,800	100,890
Black Box Corp.	4,500	117,540
Cincinnati Bell, Inc. (a)	117,500	226,775
Global Crossing Ltd. (a)	4,400	34,936
Harris Stratex Networks, Inc. Class A (a)	9,900	51,084
iPCS, Inc. (a)	3,400	23,324
Knology, Inc. (a)	22,600	116,616
Netgear, Inc. (a)	1,800	20,538
Plantronics, Inc.	26,200	345,840
Polycom, Inc. (a)	7,600	102,676
Powerwave Technologies, Inc. (a)	5,800	2,900
RCN Corp. (a)	18,700	110,330
RF Micro Devices, Inc. (a)	19,500	15,210
Shenandoah Telecom Co.	5,000	140,250
Sycamore Networks, Inc. (a)	3,500	9,415
Syniverse Holdings, Inc. (a)	9,800	117,012
Tekelec (a)	23,800	317,492
TW Telecom, Inc. (a)	15,400	130,438
USA Mobility, Inc. (a)	5,100	59,007
Viasat, Inc. (a)	200	4,816
		3,029,442
Textiles – 0.3%
G&K Services, Inc. Class A	7,300	147,606
UniFirst Corp.	5,700	169,233
		316,839
Toys, Games & Hobbies – 0.5%
JAKKS Pacific, Inc. (a)	23,700	488,931
Transportation – 1.7%
Arkansas Best Corp.	6,600	198,726
Celadon Group, Inc. (a)	15,500	132,215
Genesee & Wyoming, Inc. Class A (a)	2,500	76,250
Gulfmark Offshore, Inc. (a)	200	4,758
Heartland Express, Inc.	3,000	47,280
Marten Transport Ltd. (a)	5,500	104,280
Old Dominion Freight Line, Inc. (a)	3,600	102,456
Pacer International, Inc.	29,300	305,599
Saia, Inc. (a)	18,900	205,254
Werner Enterprises, Inc.	19,300	334,662
YRC Worldwide, Inc. (a)	23,700	68,019
		1,579,499
Trucking & Leasing – 0.3%
AMERCO (a)	4,400	151,932
TAL International Group, Inc.	8,300	117,030
		268,962
Water – 1.0%
California Water Service Group	12,900	598,947
Pico Holdings, Inc. (a)	11,100	295,038
		893,985
TOTAL COMMON STOCK (Cost $130,628,617)		89,396,198
TOTAL EQUITIES (Cost $130,628,617)		89,396,198
TOTAL LONG-TERM INVESTMENTS (Cost $130,628,617)		89,396,198
TOTAL INVESTMENTS – 95.6% (Cost $130,628,617) (b)		89,396,198
Other Assets/ (Liabilities) — 4.4%		4,140,259
NET ASSETS – 100.0%		$93,536,457

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 96.1%
COMMON STOCK — 95.8%
Aerospace & Defense – 1.3%
AAR Corp. (a)	47,100	$867,111
Kratos Defense & Security Solutions, Inc. (a)	235,800	330,120
Moog, Inc. Class A (a)	35,448	1,296,333
Orbital Sciences Corp. (a)	75,215	1,468,949
Teledyne Technologies, Inc. (a)	25,000	1,113,750
		5,076,263
Agriculture – 0.5%
Alliance One International, Inc. (a)	215,000	632,100
Universal Corp.	40,085	1,197,339
		1,829,439
Airlines – 1.2%
Alaska Air Group, Inc. (a)	70,900	2,073,825
JetBlue Airways Corp. (a)	268,875	1,909,012
UAL Corp.	68,525	755,146
		4,737,983
Apparel – 0.4%
Skechers U.S.A., Inc. Class A (a)	106,445	1,364,625
Automotive & Parts – 0.1%
Accuride Corp. (a)	95,500	21,965
ArvinMeritor, Inc.	71,725	204,416
Tenneco, Inc. (a)	66,290	195,556
		421,937
Banks – 7.3%
City Holding Co.	41,475	1,442,501
Columbia Banking System, Inc.	87,635	1,045,486
East West Bancorp, Inc.	231,450	3,696,256
F.N.B. Corp.	75,315	994,158
First Merchants Corp.	26,525	589,120
FirstMerit Corp.	70,195	1,445,315
Glacier Bancorp, Inc.	98,500	1,873,470
Home Bancshares, Inc.	68,200	1,837,990
Iberia Bank Corp.	38,340	1,840,320
Independent Bank Corp.	47,860	1,252,018
Nara Bancorp, Inc.	69,970	687,805
National Penn Bancshares, Inc.	50,739	736,223
Pacific Capital Bancorp	44,800	756,224
Prosperity Bancshares, Inc.	43,805	1,296,190
Signature Bank (a)	38,200	1,095,958
The South Financial Group, Inc.	115,400	498,528
Sterling Bancshares, Inc.	124,230	755,318
Sterling Financial Corp.	114,050	1,003,640
SVB Financial Group (a)	75,000	1,967,250
Trustmark Corp.	41,075	886,809
UCBH Holdings, Inc.	106,975	735,988
United Bankshares, Inc.	34,400	1,142,768
Wintrust Financial Corp.	57,400	1,180,718
		28,760,053
Biotechnology – 0.9%
Celera Corp. (a)	54,255	603,858
Exelixis, Inc. (a)	104,700	525,594
Myriad Genetics, Inc. (a)	36,100	2,391,986
		3,521,438
Building Materials – 1.4%
Comfort Systems USA, Inc.	72,800	776,048
Drew Industries, Inc. (a)	91,000	1,092,000
Gibraltar Industries, Inc.	93,000	1,110,420
Interline Brands, Inc. (a)	102,365	1,088,140
Universal Forest Products, Inc.	47,800	1,286,298
		5,352,906
Chemicals – 2.4%
Airgas, Inc.	64,800	2,526,552
American Vanguard Corp.	93,500	1,093,950
Arch Chemicals, Inc.	68,100	1,775,367
Chemtura Corp.	155,965	218,351
Ferro Corp.	52,150	367,658
Innospec, Inc.	143,060	842,623
OM Group, Inc. (a)	29,970	632,667
Spartech Corp.	88,575	554,479
Symyx Technologies (a)	88,900	528,066
The Valspar Corp.	36,600	662,094
		9,201,807
Closed-end Funds – 0.2%
First Opportunity Fund, Inc.	125,531	638,953
Coal – 0.2%
Foundation Coal Holdings, Inc.	50,140	702,963
Commercial Services – 6.9%
Aaron Rents, Inc.	208,700	5,555,594
Chemed Corp.	13,810	549,224
Consolidated Graphics, Inc. (a)	15,795	357,599
Corinthian Colleges, Inc. (a)	112,400	1,839,988
Dollar Thrifty Automotive Group, Inc. (a)	84,000	91,560
Electro Rent Corp.	120,300	1,342,548
FTI Consulting, Inc. (a)	66,800	2,984,624
Global Payments, Inc.	45,200	1,482,108
Jackson Hewitt Tax Service, Inc.	60,590	950,657
Landauer, Inc.	25,100	1,839,830
Live Nation, Inc. (a)	30,800	176,792
McGrath Rentcorp	108,000	2,306,880
MPS Group, Inc. (a)	223,200	1,680,696
Navigant Consulting, Inc. (a)	125,900	1,998,033
Pharmaceutical Product Development, Inc.	63,000	1,827,630
Rent-A-Center, Inc. (a)	66,625	1,175,931
Service Corp. International	107,785	535,691
Startek, Inc. (a)	95,300	424,085
		27,119,470
Computers – 0.8%
Brocade Communications Systems, Inc. (a)	144,450	404,460
Palm, Inc. (a)	181,600	557,512
Perot Systems Corp. Class A (a)	77,335	1,057,169
SRA International, Inc. Class A (a)	53,100	915,975
Xyratex Ltd. (a)	72,300	213,285
		3,148,401

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cosmetics & Personal Care – 0.2%
Elizabeth Arden, Inc. (a)	63,320	$798,465
Distribution & Wholesale – 2.2%
Beacon Roofing Supply, Inc. (a)	207,500	2,880,100
Owens & Minor, Inc.	99,300	3,738,645
Pool Corp.	77,200	1,387,284
Watsco, Inc.	19,503	748,915
		8,754,944
Diversified Financial – 2.1%
Eaton Vance Corp.	54,127	1,137,208
Investment Technology Group, Inc. (a)	44,705	1,015,698
Jefferies Group, Inc.	63,200	888,592
JMP Group, Inc.	69,000	382,950
Piper Jaffray Cos. (a)	27,300	1,085,448
Raymond James Financial, Inc.	69,203	1,185,447
Stifel Financial Corp. (a)	45,850	2,102,223
Student Loan Corp.	6,900	282,900
		8,080,466
Electric – 3.3%
Avista Corp.	79,155	1,534,024
Black Hills Corp.	99,795	2,690,473
Cleco Corp.	143,910	3,285,465
El Paso Electric Co. (a)	83,200	1,505,088
The Empire District Electric Co.	48,300	850,080
MGE Energy, Inc.	29,275	966,075
Unisource Energy Corp.	31,490	924,547
Westar Energy, Inc.	57,600	1,181,376
		12,937,128
Electrical Components & Equipment – 1.5%
Advanced Energy Industries, Inc. (a)	107,800	1,072,610
Belden, Inc.	70,900	1,480,392
C&D Technologies, Inc. (a)	81,000	253,530
Graftech International Ltd. (a)	109,050	907,296
Hubbell, Inc. Class B	41,085	1,342,658
Littelfuse, Inc. (a)	51,800	859,880
		5,916,366
Electronics – 2.5%
Analogic Corp.	20,800	567,424
Checkpoint Systems, Inc. (a)	50,698	498,869
CTS Corp.	63,675	350,849
FLIR Systems, Inc. (a)	84,300	2,586,324
Itron, Inc. (a)	24,500	1,561,630
Methode Electronics, Inc.	32,700	220,398
Newport Corp. (a)	72,000	488,160
Sanmina-SCI Corp. (a)	238,000	111,860
Technitrol, Inc.	61,625	214,455
Varian, Inc. (a)	20,990	703,375
Woodward Governor Co.	113,300	2,608,166
		9,911,510
Energy — Alternate Sources – 0.1%
Headwaters, Inc. (a)	45,835	309,386
Engineering & Construction – 1.9%
Granite Construction, Inc.	25,100	1,102,643
Insituform Technologies, Inc. Class A (a)	107,700	2,120,613
Sterling Construction Co., Inc. (a)	42,200	782,388
URS Corp. (a)	81,425	3,319,697
		7,325,341
Entertainment – 0.2%
Ascent Media Corp. Series A (a)	30,000	655,200
Environmental Controls – 0.9%
Casella Waste Systems, Inc. Class A (a)	31,800	129,744
Republic Services, Inc.	47,520	1,178,021
Waste Connections, Inc. (a)	73,850	2,331,444
		3,639,209
Foods – 1.8%
Nash Finch Co.	41,000	1,840,490
Sanderson Farms, Inc.	28,970	1,001,203
Spartan Stores, Inc.	60,075	1,396,744
TreeHouse Foods, Inc. (a)	95,280	2,595,427
Winn-Dixie Stores, Inc. (a)	14,300	230,230
		7,064,094
Forest Products & Paper – 1.6%
Buckeye Technologies, Inc. (a)	80,895	294,458
Clearwater Paper Corp. (a)	29,999	251,691
Deltic Timber Corp.	41,500	1,898,625
Potlatch Corp.	94,975	2,470,300
Wausau Paper Corp.	132,000	1,510,080
		6,425,154
Gas – 1.9%
AGL Resources, Inc.	35,200	1,103,520
Atmos Energy Corp.	49,240	1,166,988
Nicor, Inc.	26,660	926,168
Southwest Gas Corp.	90,425	2,280,519
Vectren Corp.	39,700	992,897
WGL Holdings, Inc.	34,700	1,134,343
		7,604,435
Hand & Machine Tools – 0.4%
Franklin Electric Co., Inc.	18,600	522,846
Snap-on, Inc.	28,500	1,122,330
		1,645,176
Health Care — Products – 1.9%
AngioDynamics, Inc. (a)	53,200	728,308
Haemonetics Corp. (a)	13,585	767,553
ICU Medical, Inc. (a)	34,215	1,133,885
Invacare Corp.	53,625	832,260
PSS World Medical, Inc. (a)	62,190	1,170,416
Symmetry Medical, Inc. (a)	52,325	417,030
West Pharmaceutical Services, Inc.	60,000	2,266,200
		7,315,652
Health Care — Services – 2.5%
Amedisys, Inc. (a)	23,300	963,222
AMERIGROUP Corp. (a)	95,800	2,828,016
Covance, Inc. (a)	26,600	1,224,398
Healthways, Inc. (a)	53,630	615,673
Magellan Health Services, Inc. (a)	17,950	702,922
National Healthcare Corp.	43,200	2,187,648
Pediatrix Medical Group, Inc. (a)	29,399	931,948
Triple-S Management Corp. Class B (a)	28,700	330,050
		9,783,877
Holding Company — Diversified – 0.2%
Compass Diversified Holdings	80,500	905,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders – 0.7%
Hovnanian Enterprises, Inc. Class A (a)	48,504	$83,427
M/I Homes, Inc.	53,200	560,728
Meritage Home Corp. (a)	114,600	1,394,682
Winnebago Industries, Inc.	120,100	724,203
		2,763,040
Home Furnishing – 0.3%
Ethan Allen Interiors, Inc.	32,985	473,994
Stanley Furniture Co., Inc.	69,500	550,440
		1,024,434
Household Products – 0.8%
Church & Dwight Co., Inc.	20,435	1,146,812
CSS Industries, Inc.	49,000	869,260
The Scotts Miracle-Gro Co. Class A	34,100	1,013,452
		3,029,524
Housewares – 0.3%
The Toro Co.	33,400	1,102,200
Insurance – 6.5%
Argo Group International Holdings Ltd. (a)	53,348	1,809,564
Aspen Insurance Holdings Ltd.	69,600	1,687,800
Delphi Financial Group, Inc. Class A	42,577	785,120
Employers Holdings, Inc.	40,200	663,300
The Hanover Insurance Group, Inc.	45,475	1,954,061
IPC Holdings Ltd.	51,565	1,541,794
Markel Corp. (a)	4,600	1,375,400
Max Capital Group Ltd.	92,700	1,640,790
Montpelier Re Holdings Ltd.	62,655	1,051,977
National Interstate Corp.	66,600	1,190,142
Navigators Group, Inc. (a)	26,540	1,457,311
The Phoenix Companies, Inc.	86,715	283,558
Platinum Underwriters Holdings Ltd.	66,900	2,413,752
ProAssurance Corp. (a)	94,100	4,966,598
Protective Life Corp.	27,600	396,060
State Auto Financial Corp.	37,600	1,130,256
United Fire & Casualty Co.	22,300	692,861
Universal American Corp. (a)	56,600	499,212
		25,539,556
Internet – 2.0%
Avocent Corp. (a)	44,960	805,234
Digital River, Inc. (a)	58,860	1,459,728
EarthLink, Inc. (a)	147,405	996,458
j2 Global Communications, Inc. (a)	48,380	969,535
SonicWALL, Inc. (a)	135,825	540,584
United Online, Inc.	161,920	982,854
Vignette Corp. (a)	70,325	661,758
Websense, Inc. (a)	83,400	1,248,498
		7,664,649
Investment Companies – 0.6%
Ares Capital Corp.	171,000	1,082,430
Hercules Technology Growth Capital, Inc.	118,100	935,352
Kohlberg Capital Corp.	125,833	458,032
		2,475,814
Iron & Steel – 0.3%
Carpenter Technology Corp.	59,500	1,222,130
Leisure Time – 0.2%
Life Time Fitness, Inc. (a)	45,900	594,405
Lodging – 0.2%
Orient-Express Hotels Ltd.	113,300	867,878
Machinery — Construction & Mining – 0.5%
Astec Industries, Inc. (a)	30,000	939,900
Bucyrus International, Inc. Class A	54,800	1,014,896
		1,954,796
Machinery — Diversified – 1.3%
Cascade Corp.	34,600	1,033,156
IDEX Corp.	87,425	2,111,314
Nordson Corp.	63,000	2,034,270
		5,178,740
Manufacturing – 3.7%
A.O. Smith Corp.	33,420	986,558
Ameron International Corp.	30,300	1,906,476
AptarGroup, Inc.	92,200	3,249,128
Ceradyne, Inc. (a)	51,895	1,053,988
EnPro Industries, Inc. (a)	29,595	637,476
Harsco Corp.	39,700	1,098,896
Hexcel Corp. (a)	94,700	699,833
Matthews International Corp. Class A	81,800	3,000,424
Myers Industries, Inc.	226,640	1,813,120
		14,445,899
Media – 0.0%
Saga Communications, Inc. Class A (a)	90,000	148,500
Metal Fabricate & Hardware – 1.1%
Ampco-Pittsburgh Corp.	32,545	706,227
Circor International, Inc.	41,300	1,135,750
Sims Group Ltd. Sponsored ADR (Australia)	113,800	1,413,396
Timken Co.	52,600	1,032,538
		4,287,911
Mining – 1.6%
Amcol International Corp.	36,500	764,675
Compass Minerals International, Inc.	34,670	2,033,742
Franco-Nevada Corp.	43,800	755,013
Hecla Mining Co. (a)	112,155	314,034
Kaiser Aluminum Corp.	15,330	345,232
Stillwater Mining Co. (a)	144,485	713,756
USEC, Inc. (a)	310,020	1,391,990
		6,318,442
Oil & Gas – 3.4%
Atwood Oceanics, Inc. (a)	29,200	446,176
Bronco Drilling Co., Inc. (a)	27,945	180,525
Cabot Oil & Gas Corp.	117,860	3,064,360
Forest Oil Corp. (a)	82,423	1,359,155
GeoMet, Inc. (a)	59,000	101,480
Hercules Offshore, Inc. (a)	53,392	253,612
Holly Corp.	45,600	831,288

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mariner Energy, Inc. (a)	57,284	$584,297
Penn Virginia Corp.	104,300	2,709,714
Pioneer Drilling Co. (a)	49,255	274,350
St. Mary Land & Exploration Co.	44,700	907,857
Swift Energy Co. (a)	46,400	779,984
Whiting Petroleum Corp. (a)	52,745	1,764,848
		13,257,646
Oil & Gas Services – 0.5%
CARBO Ceramics, Inc.	31,100	1,104,983
TETRA Technologies, Inc. (a)	151,800	737,748
Union Drilling, Inc. (a)	29,300	152,067
		1,994,798
Pharmaceuticals – 0.4%
Par Pharmaceutical Cos., Inc. (a)	93,890	1,259,065
Viropharma, Inc. (a)	34,825	453,421
		1,712,486
Pipelines – 0.4%
Oneok, Inc.	52,200	1,520,064
Real Estate Investment Trusts (REITS) – 5.2%
American Campus Communities, Inc.	73,085	1,496,781
Anworth Mortgage Asset Corp.	200,360	1,288,315
Cedar Shopping Centers, Inc.	112,500	796,500
First Potomac Realty Trust	88,800	825,840
Hatteras Financial Corp.	60,100	1,598,660
Highwoods Properties, Inc.	40,205	1,100,009
Home Properties, Inc.	32,820	1,332,492
Kilroy Realty Corp.	62,700	2,097,942
LaSalle Hotel Properties	71,000	784,550
LTC Properties, Inc.	64,850	1,315,158
MFA Mortgage Investments, Inc.	178,490	1,051,306
National Retail Properties, Inc.	88,785	1,526,214
Parkway Properties, Inc.	40,200	723,600
Redwood Trust, Inc.	50,300	749,973
Senior Housing Properties Trust	48,285	865,267
Strategic Hotels & Resorts, Inc.	98,100	164,808
Sun Communities, Inc.	86,175	1,206,450
Washington Real Estate Investment Trust	54,900	1,553,670
		20,477,535
Retail – 5.0%
99 Cents Only Stores (a)	110,950	1,212,683
Asbury Automotive Group, Inc.	96,610	441,508
Brinker International, Inc.	42,001	442,691
Brown Shoe Co., Inc.	134,850	1,142,179
Build-A-Bear Workshop, Inc. (a)	162,075	787,684
Carmax, Inc. (a)	117,700	927,476
Casey's General Stores, Inc.	54,400	1,238,688
Cash America International, Inc.	46,061	1,259,768
CEC Entertainment, Inc. (a)	29,615	718,164
Fred's, Inc. Class A	89,500	963,020
Haverty Furniture Cos., Inc.	114,000	1,063,620
Hot Topic, Inc. (a)	174,055	1,613,490
Insight Enterprises, Inc. (a)	77,655	535,820
MarineMax, Inc. (a)	72,000	244,080
Men's Wearhouse, Inc.	73,300	992,482
The Pantry, Inc. (a)	56,655	1,215,250
Phillips-Van Heusen Corp.	38,400	772,992
Regis Corp.	59,025	857,633
School Specialty, Inc. (a)	62,220	1,189,646
Sonic Corp. (a)	53,350	649,270
The Steak'n Shake Co. (a)	72,300	430,185
Stein Mart, Inc. (a)	163,300	184,529
The Wet Seal, Inc. Class A (a)	189,800	563,706
Zale Corp. (a)	28,575	95,155
		19,541,719
Savings & Loans – 1.7%
Astoria Financial Corp.	58,850	969,848
Dime Community Bancshares	51,125	679,963
First Niagara Financial Group, Inc.	125,455	2,028,607
Flushing Financial Corp.	92,845	1,110,426
NewAlliance Bancshares, Inc.	115,745	1,524,362
Washington Federal, Inc.	31,200	466,752
		6,779,958
Semiconductors – 1.5%
ATMI, Inc. (a)	50,900	785,387
Brooks Automation, Inc. (a)	128,305	745,452
Cabot Microelectronics Corp. (a)	24,300	633,501
Exar Corp. (a)	119,700	798,399
Fairchild Semiconductor International, Inc. (a)	106,245	519,538
Formfactor, Inc. (a)	67,000	978,200
GSI Group, Inc. (a)	168,600	96,473
TriQuint Semiconductor, Inc. (a)	171,525	590,046
Zoran Corp. (a)	114,415	781,455
		5,928,451
Software – 2.5%
CSG Systems International, Inc. (a)	41,810	730,421
Progress Software Corp. (a)	91,400	1,760,364
Seachange International, Inc. (a)	252,330	1,819,299
SPSS, Inc. (a)	97,245	2,621,725
SYNNEX Corp. (a)	55,500	628,815
VeriFone Holdings, Inc. (a)	53,900	264,110
Wind River Systems, Inc. (a)	214,100	1,933,323
		9,758,057
Telecommunications – 2.0%
Arris Group, Inc. (a)	232,095	1,845,155
Black Box Corp.	47,660	1,244,879
CommScope, Inc. (a)	25,610	397,979
Finisar Corp. (a)	566,979	215,452
Ixia (a)	135,900	785,502
NICE Systems Ltd. ADR (Israel) (a)	42,220	948,684
Premiere Global Services, Inc. (a)	161,500	1,390,515
Sonus Networks, Inc. (a)	361,400	571,012
Symmetricom, Inc. (a)	96,380	380,701
		7,779,879
Textiles – 0.3%
Culp, Inc. (a)	53,600	106,128

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
G&K Services, Inc. Class A	60,000	$1,213,200
		1,319,328
Toys, Games & Hobbies – 0.3%
JAKKS Pacific, Inc. (a)	60,170	1,241,307
Transportation – 3.7%
American Commercial Lines, Inc. (a)	108,940	533,806
Genesee & Wyoming, Inc. Class A (a)	91,400	2,787,700
Gulfmark Offshore, Inc. (a)	16,965	403,597
Hub Group, Inc. Class A (a)	38,810	1,029,629
Kirby Corp. (a)	89,400	2,445,984
Landstar System, Inc.	121,900	4,684,617
Nordic American Tanker Shipping	12,070	407,363
Pacer International, Inc.	42,440	442,649
UTI Worldwide, Inc.	115,900	1,662,006
		14,397,351
TOTAL COMMON STOCK (Cost $499,992,741)		375,274,763
PREFERRED STOCK — 0.3%
Banks – 0.3%
East West Bancorp, Inc., Series A	1,183	1,274,682
TOTAL PREFERRED STOCK (Cost $1,170,531)		1,274,682
TOTAL EQUITIES (Cost $501,163,272)		376,549,445
MUTUAL FUND – 0.4%
Diversified Financial – 0.4%
iShares Russell 2000 Value Index Fund	28,500	1,401,345
T. Rowe Price Resource Investment Fund	306,689	306,689
		1,708,034
TOTAL MUTUAL FUND (Cost $1,791,956)		1,708,034
TOTAL LONG-TERM INVESTMENTS (Cost $502,955,228)		378,257,479
	Principal Amount
SHORT-TERM INVESTMENTS – 4.2%
Repurchase Agreement – 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$16,286,151	16,286,151
TOTAL SHORT-TERM INVESTMENTS (Cost $16,286,151)		16,286,151
TOTAL INVESTMENTS – 100.7% (Cost $519,241,379) (c)		394,543,630
Other Assets/ (Liabilities) — (0.7)%		(2,567,912)
NET ASSETS – 100.0%		$391,975,718

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $16,286,160. Collateralized by U.S. Government Agency obligations with rates ranging from 0.771% - 4.808%, maturity dates ranging from 9/01/35 - 5/25/36, and an aggregate market value, including accrued interest, of $16,615,843.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 96.4%
COMMON STOCK — 96.4%
Aerospace & Defense – 0.5%
Rolls-Royce Group PLC Class C (a) (b)	3,250,504	$4,674
Teledyne Technologies, Inc. (a)	7,900	351,945
		356,619
Airlines – 1.8%
Continental Airlines, Inc. Class B (a)	18,430	332,846
Delta Air Lines, Inc. (a)	34,300	393,078
JetBlue Airways Corp. (a)	60,900	432,390
Ryanair Holdings PLC Sponsored ADR (Ireland) (a)	6,000	174,480
		1,332,794
Apparel – 0.5%
Deckers Outdoor Corp. (a)	4,840	386,571
Auto Manufacturers – 0.5%
Paccar, Inc.	13,600	388,960
Banks – 1.4%
M&T Bank Corp.	3,700	212,417
Northern Trust Corp.	8,670	452,054
State Street Corp.	9,400	369,702
		1,034,173
Beverages – 1.1%
Brown-Forman Corp. Class B	4,490	231,190
Hansen Natural Corp. (a)	6,110	204,868
Heckmann Corp. (a)	67,900	383,635
		819,693
Biotechnology – 2.6%
Alexion Pharmaceuticals, Inc. (a)	12,900	466,851
Charles River Laboratories International, Inc. (a)	16,100	421,820
Illumina, Inc. (a)	15,980	416,279
Myriad Genetics, Inc. (a)	4,610	305,459
Regeneron Pharmaceuticals, Inc. (a)	9,400	172,584
Sequenom, Inc. (a)	6,400	126,976
		1,909,969
Building Materials – 0.3%
Martin Marietta Materials, Inc.	2,490	241,729
Chemicals – 2.8%
Airgas, Inc.	7,780	303,342
Ecolab, Inc.	9,340	328,301
FMC Corp.	14,500	648,585
The Sherwin-Williams Co.	7,050	421,238
Sigma-Aldrich Corp.	5,300	223,872
Solutia, Inc. (a)	22,000	99,000
		2,024,338
Coal – 1.0%
CONSOL Energy, Inc.	26,130	746,795
Commercial Services – 7.0%
Apollo Group, Inc. Class A (a)	8,410	644,374
FTI Consulting, Inc. (a)	5,020	224,294
Global Payments, Inc.	6,600	216,414
Interactive Data Corp.	22,280	549,425
ITT Educational Services, Inc. (a)	7,630	724,697
McKesson Corp.	17,500	677,775
Net 1 UEPS Technologies, Inc. (a)	22,600	309,620
Pharmaceutical Product Development, Inc.	14,500	420,645
Quanta Services, Inc. (a)	13,770	272,646
Robert Half International, Inc.	22,340	465,119
VistaPrint Ltd. (a)	6,930	128,967
Western Union Co.	29,220	419,015
		5,052,991
Computers – 0.7%
NetApp, Inc. (a)	20,100	280,797
SanDisk Corp. (a)	24,620	236,352
		517,149
Cosmetics & Personal Care – 0.6%
Alberto-Culver Co.	17,780	435,788
Distribution & Wholesale – 0.3%
Pool Corp.	8,100	145,557
WESCO International, Inc. (a)	5,500	105,765
		251,322
Diversified Financial – 2.6%
BlackRock, Inc.	1,360	182,444
Deutsche Boerse AG	5,055	368,167
IntercontinentalExchange, Inc. (a)	4,620	380,873
Lazard Ltd. Class A	12,540	372,940
T. Rowe Price Group, Inc.	15,700	556,408
		1,860,832
Electric – 0.5%
PPL Corp.	11,180	343,114
Electrical Components & Equipment – 1.0%
Ametek, Inc.	24,660	744,979
Electronics – 1.3%
FLIR Systems, Inc. (a)	20,700	635,076
Itron, Inc. (a)	4,900	312,326
		947,402
Energy — Alternate Sources – 2.1%
Covanta Holding Corp. (a)	50,060	1,099,318
First Solar, Inc. (a)	1,390	191,764
SunPower Corp. Class A (a)	6,300	233,100
		1,524,182
Engineering & Construction – 1.5%
Aecom Technology Corp. (a)	26,900	826,637
Jacobs Engineering Group, Inc. (a)	5,370	258,297
		1,084,934
Entertainment – 0.9%
DreamWorks Animation SKG, Inc. Class A (a)	25,000	631,500
Environmental Controls – 1.5%
Clean Harbors, Inc. (a)	4,230	268,351
Republic Services, Inc.	14,600	361,934
Stericycle, Inc. (a)	8,690	452,575
		1,082,860

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods – 0.9%
Ralcorp Holdings, Inc. (a)	6,400	$373,760
Smithfield Foods, Inc. (a)	20,200	284,214
		657,974
Hand & Machine Tools – 0.9%
Snap-on, Inc.	15,700	618,266
Health Care — Products – 1.7%
Henry Schein, Inc. (a)	6,180	226,744
Intuitive Surgical, Inc. (a)	1,910	242,551
St. Jude Medical, Inc. (a)	11,800	388,928
Varian Medical Systems, Inc. (a)	10,000	350,400
		1,208,623
Health Care — Services – 1.1%
Aetna, Inc.	8,650	246,525
Covance, Inc. (a)	4,850	223,246
DaVita, Inc. (a)	6,360	315,265
		785,036
Home Builders – 1.2%
Pulte Homes, Inc.	48,080	525,514
Toll Brothers, Inc. (a)	17,300	370,739
		896,253
Household Products – 2.1%
Church & Dwight Co., Inc.	1,840	103,261
The Clorox Co.	13,460	747,837
Jarden Corp. (a)	58,700	675,050
		1,526,148
Insurance – 5.5%
ACE Ltd.	9,500	502,740
Allied World Assurance Holdings Ltd.	5,900	239,540
Aon Corp.	15,050	687,484
Arch Capital Group Ltd. (a)	5,600	392,560
Everest Re Group Ltd.	6,200	472,068
Marsh & McLennan Cos., Inc.	29,700	720,819
PartnerRe Ltd.	3,800	270,826
W.R. Berkley Corp.	21,810	676,110
		3,962,147
Internet – 4.5%
Ariba, Inc. (a)	34,900	251,629
Equinix, Inc. (a)	6,700	356,373
F5 Networks, Inc. (a)	27,230	622,478
McAfee, Inc. (a)	48,210	1,666,620
Netease.com Sponsored ADR (Cayman Islands) (a)	8,200	181,220
Priceline.com, Inc. (a)	2,270	167,185
		3,245,505
Iron & Steel – 0.6%
Cliffs Natural Resources, Inc.	16,340	418,467
Leisure Time – 0.6%
WMS Industries, Inc. (a)	17,020	457,838
Lodging – 0.9%
Las Vegas Sands Corp. (a)	39,900	236,607
Wynn Resorts Ltd. (a)	10,330	436,546
		673,153
Machinery — Diversified – 0.5%
Flowserve Corp.	7,360	379,040
Manufacturing – 1.5%
ESCO Technologies, Inc. (a)	8,900	364,455
Illinois Tool Works, Inc.	9,800	343,490
Pall Corp.	13,600	386,648
		1,094,593
Media – 0.4%
Cablevision Systems Corp. Class A	15,050	253,442
Metal Fabricate & Hardware – 1.0%
Precision Castparts Corp.	12,700	755,396
Mining – 0.3%
Compass Minerals International, Inc.	3,500	205,310
Oil & Gas – 3.3%
EOG Resources, Inc.	4,800	319,584
Forest Oil Corp. (a)	10,300	169,847
Goodrich Petroleum Corp. (a)	11,480	343,826
Questar Corp.	10,820	353,706
Range Resources Corp.	11,880	408,553
Southwestern Energy Co. (a)	18,050	522,909
Ultra Petroleum Corp. (a)	7,400	255,374
		2,373,799
Oil & Gas Services – 1.5%
Cameron International Corp. (a)	16,230	332,715
Dresser-Rand Group, Inc. (a)	14,300	246,675
Smith International, Inc.	23,260	532,421
		1,111,811
Packaging & Containers – 0.8%
Pactiv Corp. (a)	12,850	319,708
Sealed Air Corp.	17,100	255,474
		575,182
Pharmaceuticals – 6.1%
Alkermes, Inc. (a)	20,100	214,065
Allergan, Inc.	7,180	289,497
AmerisourceBergen Corp.	4,930	175,804
Amylin Pharmaceuticals, Inc. (a)	19,200	208,320
Auxilium Pharmaceuticals, Inc. (a)	10,700	304,308
Cephalon, Inc. (a)	8,700	670,248
DENTSPLY International, Inc.	8,430	238,063
Elan Corp. PLC Sponsored ADR (Ireland) (a)	13,000	78,000
Express Scripts, Inc. (a)	15,810	869,234
Herbalife Ltd.	8,220	178,210
The Medicines Co. (a)	11,800	173,814
Omnicare, Inc.	6,780	188,213
Onyx Pharmaceuticals, Inc. (a)	3,600	122,976
Shionogi & Co. Ltd.	19,100	490,583
United Therapeutics Corp. (a)	4,230	264,586
		4,465,921
Real Estate Investment Trusts (REITS) – 0.3%
Kimco Realty Corp.	13,400	244,952
Retail – 10.2%
Advance Auto Parts, Inc.	19,200	646,080
Best Buy Co., Inc.	16,100	452,571
BJ's Wholesale Club, Inc. (a)	13,000	445,380
Burger King Holdings, Inc.	22,600	539,688
Darden Restaurants, Inc.	9,590	270,246

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dick's Sporting Goods, Inc. (a)	29,400	$414,834
Dollar Tree, Inc. (a)	5,500	229,900
GameStop Corp. Class A (a)	29,070	629,656
The Gap, Inc.	38,100	510,159
Guess?, Inc.	21,420	328,797
Kohl's Corp. (a)	28,750	1,040,750
Staples, Inc.	49,940	894,925
Urban Outfitters, Inc. (a)	25,740	385,585
Yum! Brands, Inc.	18,910	595,665
		7,384,236
Savings & Loans – 1.0%
Hudson City Bancorp, Inc.	29,910	477,364
People's United Financial, Inc.	15,540	277,078
		754,442
Semiconductors – 4.3%
Altera Corp.	28,150	470,386
Broadcom Corp. Class A (a)	36,380	617,368
Cavium Networks, Inc. (a)	15,820	166,268
KLA-Tencor Corp.	15,500	337,745
Lam Research Corp. (a)	21,960	467,309
ON Semiconductor Corp. (a)	100,600	342,040
PMC-Sierra, Inc. (a)	61,810	300,397
Varian Semiconductor Equipment Associates, Inc. (a)	23,030	417,304
		3,118,817
Software – 5.6%
Activision Blizzard, Inc. (a)	38,470	332,381
Adobe Systems, Inc. (a)	10,120	215,455
Autonomy Corp. PLC (a)	31,400	432,192
BMC Software, Inc. (a)	25,400	683,514
Citrix Systems, Inc. (a)	13,890	327,387
Informatica Corp. (a)	16,800	230,664
Intuit, Inc. (a)	12,430	295,710
Omniture, Inc. (a)	17,220	183,221
Red Hat, Inc. (a)	44,300	585,646
Solera Holdings, Inc. (a)	25,900	624,190
Ubisoft Entertainment (a)	9,466	185,074
		4,095,434
Telecommunications – 5.0%
American Tower Corp. Class A (a)	13,100	384,092
Atheros Communications, Inc. (a)	28,940	414,131
Corning, Inc.	25,100	239,203
Juniper Networks, Inc. (a)	43,640	764,136
MetroPCS Communications, Inc. (a)	79,530	1,181,021
NICE Systems Ltd. ADR (Israel) (a)	21,300	478,611
Polycom, Inc. (a)	10,600	143,206
		3,604,400
Toys, Games & Hobbies – 0.9%
Marvel Entertainment, Inc. (a)	20,500	630,375
Transportation – 1.2%
C.H. Robinson Worldwide, Inc.	8,890	489,217
Expeditors International of Washington, Inc.	5,190	172,671
J.B. Hunt Transport Services, Inc.	8,900	233,803
		895,691
TOTAL COMMON STOCK (Cost $88,410,563)		70,110,945
TOTAL EQUITIES (Cost $88,410,563)		70,110,945
TOTAL LONG-TERM INVESTMENTS (Cost $88,410,563)		70,110,945
	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
Repurchase Agreement – 3.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (c)	$2,734,417	2,734,417
TOTAL SHORT-TERM INVESTMENTS (Cost $2,734,417)		2,734,417
TOTAL INVESTMENTS – 100.2% (Cost $91,144,980) (d)		72,845,362
Other Assets/ (Liabilities) — (0.2)%		(151,596)
NET ASSETS – 100.0%		$72,693,766

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $2,734,418. Collateralized by U.S. Government Agency obligations with rates ranging from 0.771% - 4.749%, maturity dates ranging from 5/01/35 - 8/15/36, and an aggregate market value, including accrued interest, of $2,791,366.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK — 97.5%
Advertising – 0.8%
Clear Channel Outdoor Holdings, Inc. Class A (a)	303,900	$1,868,985
Lamar Advertising Co. Class A (a)	289,700	3,638,632
Omnicom Group, Inc.	32,800	882,976
		6,390,593
Aerospace & Defense – 3.0%
Alliant Techsystems, Inc. (a)	106,900	9,167,744
Empresa Brasileira de Aeronautica SA ADR (Brazil)	43,600	706,756
Goodrich Corp.	59,400	2,198,988
Rockwell Collins, Inc.	309,900	12,113,991
		24,187,479
Agriculture – 0.2%
Lorillard, Inc.	31,800	1,791,930
Airlines – 0.7%
SkyWest, Inc.	35,500	660,300
Southwest Airlines Co.	544,400	4,692,728
		5,353,028
Auto Manufacturers – 0.1%
Paccar, Inc.	24,200	692,120
Automotive & Parts – 0.5%
WABCO Holdings, Inc.	224,200	3,540,118
Banks – 0.4%
Northern Trust Corp.	49,000	2,554,860
SVB Financial Group (a)	22,100	579,683
		3,134,543
Beverages – 0.2%
Brown-Forman Corp. Class B	36,500	1,879,385
Biotechnology – 3.5%
Alexion Pharmaceuticals, Inc. (a)	84,100	3,043,579
Biogen Idec, Inc. (a)	16,500	785,895
Charles River Laboratories International, Inc. (a)	32,700	856,740
Human Genome Sciences, Inc. (a)	249,000	527,880
Illumina, Inc. (a)	226,400	5,897,720
Life Technologies Corp. (a)	30,600	713,286
Martek Biosciences Corp.	26,500	803,215
Millipore Corp. (a)	107,600	5,543,552
Myriad Genetics, Inc. (a)	55,800	3,697,308
Vertex Pharmaceuticals, Inc. (a)	191,700	5,823,846
		27,693,021
Chemicals – 1.0%
Air Products & Chemicals, Inc.	17,100	859,617
Albemarle Corp.	25,100	559,730
CF Industries Holdings, Inc.	16,300	801,308
Ecolab, Inc.	63,300	2,224,995
Intrepid Potash, Inc. (a)	83,400	1,732,218
The Sherwin-Williams Co.	20,600	1,230,850
Sigma-Aldrich Corp.	19,500	823,680
		8,232,398
Coal – 1.1%
Arch Coal, Inc.	30,200	491,958
CONSOL Energy, Inc.	186,400	5,327,312
Foundation Coal Holdings, Inc.	33,500	469,670
Massey Energy Co.	25,800	355,782
Peabody Energy Corp.	102,200	2,325,050
		8,969,772
Commercial Services – 8.6%
Apollo Group, Inc. Class A (a)	34,006	2,605,539
The Corporate Executive Board Co.	26,400	582,384
DeVry, Inc.	30,300	1,739,523
Equifax, Inc.	33,000	875,160
Global Payments, Inc.	240,800	7,895,832
Iron Mountain, Inc. (a)	278,975	6,899,052
ITT Educational Services, Inc. (a)	19,600	1,861,608
Manpower, Inc.	131,600	4,473,084
McKesson Corp.	21,900	848,187
Monster Worldwide, Inc. (a)	52,000	628,680
Moody's Corp.	45,800	920,122
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	14,000	768,740
Paychex, Inc.	82,000	2,154,960
Quanta Services, Inc. (a)	387,900	7,680,420
Ritchie Bros. Auctioneers, Inc.	97,000	2,077,740
Robert Half International, Inc.	343,200	7,145,424
SAIC, Inc. (a)	481,000	9,369,880
VistaPrint Ltd. (a)	30,100	560,161
Western Union Co.	672,000	9,636,480
		68,722,976
Computers – 2.5%
Cognizant Technology Solutions Corp. Class A (a)	94,600	1,708,476
DST Systems, Inc. (a)	157,000	5,962,860
IHS, Inc. Class A (a)	81,000	3,031,020
Jack Henry & Associates, Inc.	64,500	1,251,945
Logitech International SA (a)	47,300	736,934
MICROS Systems, Inc. (a)	165,000	2,692,800
NetApp, Inc. (a)	92,700	1,295,019
Perot Systems Corp. Class A (a)	51,900	709,473
Seagate Technology	442,700	1,961,161
Synopsys, Inc. (a)	38,700	716,724
		20,066,412
Cosmetics & Personal Care – 0.4%
Avon Products, Inc.	130,900	3,145,527
Distribution & Wholesale – 0.8%
Fastenal Co.	109,700	3,823,045
LKQ Corp. (a)	105,000	1,224,300
W.W. Grainger, Inc.	20,600	1,624,104
		6,671,449
Diversified Financial – 3.4%
Ameriprise Financial, Inc.	107,000	2,499,520
BlackRock, Inc.	8,700	1,167,105
CME Group, Inc.	4,000	832,440
Eaton Vance Corp.	267,000	5,609,670

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Federated Investors, Inc. Class B	27,000	$457,920
Franklin Resources, Inc.	11,200	714,336
Interactive Brokers Group, Inc. (a)	167,000	2,987,630
IntercontinentalExchange, Inc. (a)	65,700	5,416,308
Janus Capital Group, Inc.	49,500	397,485
Lazard Ltd. Class A	37,300	1,109,302
optionsXpress Holdings, Inc.	38,700	517,032
Raymond James Financial, Inc.	141,000	2,415,330
TD Ameritrade Holding Corp. (a)	210,000	2,992,500
		27,116,578
Electric – 0.1%
Dynegy, Inc. Class A (a)	453,000	906,000
Electrical Components & Equipment – 1.6%
Ametek, Inc.	339,500	10,256,295
General Cable Corp. (a)	13,000	229,970
Sunpower Corp. Class B (a)	63,000	1,917,720
		12,403,985
Electronics – 4.5%
Amphenol Corp. Class A	34,800	834,504
Cogent, Inc. (a)	51,300	696,141
Cymer, Inc. (a)	31,500	690,165
Dolby Laboratories, Inc. Class A (a)	203,000	6,650,280
FLIR Systems, Inc. (a)	398,600	12,229,048
Gentex Corp.	54,900	484,767
II-VI, Inc. (a)	22,200	423,798
Itron, Inc. (a)	80,700	5,143,818
Jabil Circuit, Inc.	73,900	498,825
Mettler Toledo International, Inc. (a)	8,600	579,640
National Instruments Corp.	33,700	820,932
Trimble Navigation Ltd. (a)	65,400	1,413,294
Waters Corp. (a)	150,500	5,515,825
		35,981,037
Energy — Alternate Sources – 0.2%
First Solar, Inc. (a)	10,000	1,379,600
GT Solar International, Inc. (a)	108,600	313,854
		1,693,454
Engineering & Construction – 0.8%
Fluor Corp.	44,600	2,001,202
Foster Wheeler Ltd. (a)	50,900	1,190,042
McDermott International, Inc. (a)	330,200	3,262,376
		6,453,620
Entertainment – 0.2%
Ascent Media Corp. Series A (a)	16,000	349,440
DreamWorks Animation SKG, Inc. Class A (a)	22,100	558,246
International Game Technology	75,400	896,506
		1,804,192
Environmental Controls – 0.4%
EnergySolutions, Inc.	147,000	830,550
Republic Services, Inc.	43,650	1,082,084
Stericycle, Inc. (a)	30,000	1,562,400
		3,475,034
Foods – 0.9%
The Hershey Co.	30,200	1,049,148
The J.M. Smucker Co.	23,300	1,010,288
McCormick & Co., Inc.	68,500	2,182,410
Whole Foods Market, Inc.	279,000	2,633,760
		6,875,606
Health Care — Products – 5.0%
American Medical Systems Holdings, Inc. (a)	58,500	525,915
ArthroCare Corp. (a)	24,100	114,957
Becton, Dickinson & Co.	9,300	636,027
C.R. Bard, Inc.	92,600	7,802,476
Edwards Lifesciences Corp. (a)	120,900	6,643,455
Gen-Probe, Inc. (a)	64,700	2,771,748
Henry Schein, Inc. (a)	188,200	6,905,058
Hologic, Inc. (a)	60,400	789,428
IDEXX Laboratories, Inc. (a)	36,100	1,302,488
Intuitive Surgical, Inc. (a)	9,900	1,257,201
Masimo Corp. (a)	23,600	703,988
Qiagen N.V. (a)	256,300	4,500,628
Resmed, Inc. (a)	20,400	764,592
St. Jude Medical, Inc. (a)	78,600	2,590,656
Techne Corp.	17,500	1,129,100
Varian Medical Systems, Inc. (a)	29,300	1,026,672
Zimmer Holdings, Inc. (a)	16,000	646,720
		40,111,109
Health Care — Services – 1.6%
Cigna Corp.	26,400	444,840
Covance, Inc. (a)	11,400	524,742
Coventry Health Care, Inc. (a)	28,400	422,592
DaVita, Inc. (a)	16,250	805,512
Health Net, Inc. (a)	152,900	1,665,081
Humana, Inc. (a)	122,900	4,581,712
Laboratory Corp. of America Holdings (a)	20,300	1,307,523
Lincare Holdings, Inc. (a)	34,600	931,778
Quest Diagnostics, Inc.	35,400	1,837,614
		12,521,394
Home Builders – 0.2%
Centex Corp.	17,900	190,456
KB Home	18,400	250,608
Lennar Corp. Class A	23,700	205,479
Pulte Homes, Inc.	25,000	273,250
Toll Brothers, Inc. (a)	36,100	773,623
		1,693,416
Household Products – 0.2%
The Clorox Co.	26,300	1,461,228
Insurance – 1.6%
Aon Corp.	20,700	945,576
Arch Capital Group Ltd. (a)	16,900	1,184,690
Assurant, Inc.	125,400	3,762,000
Axis Capital Holdings Ltd.	133,600	3,890,432
HCC Insurance Holdings, Inc.	34,100	912,175
Principal Financial Group, Inc.	65,000	1,467,050
RenaissanceRe Holdings Ltd.	15,000	773,400
		12,935,323
Internet – 4.3%
Amazon.com, Inc. (a)	144,000	7,384,320
Baidu.com Sponsored ADR (Cayman Islands) (a)	4,000	522,280
Check Point Software Technologies Ltd. (a)	40,800	774,792

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ctrip.com International Ltd. ADR (Cayman Islands)	21,400	$509,320
Digital River, Inc. (a)	25,600	634,880
Expedia, Inc. (a)	550,200	4,533,648
F5 Networks, Inc. (a)	40,300	921,258
McAfee, Inc. (a)	237,600	8,213,832
Priceline.com, Inc. (a)	39,200	2,887,080
Sina Corp. (a)	28,400	657,460
Symantec Corp. (a)	52,600	711,152
VeriSign, Inc. (a)	324,000	6,181,920
		33,931,942
Iron & Steel – 0.2%
Carpenter Technology Corp.	43,800	899,652
Cliffs Natural Resources, Inc.	29,800	763,178
		1,662,830
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.	25,400	349,250
WMS Industries, Inc. (a)	23,650	636,185
		985,435
Lodging – 1.8%
Choice Hotels International, Inc.	41,700	1,253,502
Gaylord Entertainment Co. (a)	130,000	1,409,200
Marriott International, Inc. Class A	362,700	7,054,515
Starwood Hotels & Resorts Worldwide, Inc.	31,100	556,690
Wynn Resorts Ltd. (a)	101,800	4,302,068
		14,575,975
Machinery — Construction & Mining – 0.2%
Joy Global, Inc.	48,700	1,114,743
Terex Corp. (a)	24,100	417,412
		1,532,155
Machinery — Diversified – 2.7%
Cummins, Inc.	39,100	1,045,143
Flowserve Corp.	14,900	767,350
Graco, Inc.	23,200	550,536
IDEX Corp.	263,325	6,359,299
Roper Industries, Inc.	291,900	12,671,379
Zebra Technologies Corp. Class A (a)	14,400	291,744
		21,685,451
Manufacturing – 2.0%
Danaher Corp.	79,000	4,472,190
Donaldson Co., Inc.	51,700	1,739,705
Harsco Corp.	109,900	3,042,032
ITT Corp.	114,700	5,275,053
Pall Corp.	34,700	986,521
		15,515,501
Media – 2.5%
Cablevision Systems Corp. Class A	289,900	4,881,916
Central European Media Enterprises Ltd. (a)	14,700	319,284
CTC Media, Inc. (a)	45,700	219,360
Discovery Communications, Inc., Series A (a)	154,000	2,180,640
Discovery Communications, Inc., Series C (a)	220,500	2,952,495
FactSet Research Systems, Inc.	119,300	5,277,832
The McGraw-Hill Cos., Inc.	64,200	1,488,798
Rogers Communications, Inc. Class B	31,000	932,480
Shaw Communications, Inc. Class B	39,100	691,288
Sirius Satellite Radio, Inc. (a)	2,070,000	248,400
WPP PLC Sponsored ADR (United Kingdom)	32,800	970,552
		20,163,045
Metal Fabricate & Hardware – 0.4%
Precision Castparts Corp.	38,200	2,272,136
Valmont Industries, Inc.	10,000	613,600
		2,885,736
Mining – 1.4%
Agnico-Eagle Mines Ltd. (b)	15,000	731,453
Agnico-Eagle Mines Ltd.	209,200	10,738,236
		11,469,689
Oil & Gas – 3.8%
Bill Barrett Corp. (a)	27,300	576,849
Cabot Oil & Gas Corp.	43,800	1,138,800
CNX Gas Corp. (a)	215,000	5,869,500
Concho Resources, Inc. (a)	65,100	1,485,582
Diamond Offshore Drilling, Inc.	20,100	1,184,694
EOG Resources, Inc.	78,000	5,193,240
Forest Oil Corp. (a)	76,400	1,259,836
Mariner Energy, Inc. (a)	37,600	383,520
Murphy Oil Corp.	144,000	6,386,400
Nabors Industries Ltd. (a)	87,800	1,050,966
Newfield Exploration Co. (a)	59,500	1,175,125
SandRidge Energy, Inc. (a)	25,800	158,670
Sunoco, Inc.	22,300	969,158
Ultra Petroleum Corp. (a)	43,300	1,494,283
XTO Energy, Inc.	66,000	2,327,820
		30,654,443
Oil & Gas Services – 3.1%
Baker Hughes, Inc.	18,500	593,295
BJ Services Co.	430,200	5,020,434
Cameron International Corp. (a)	144,900	2,970,450
Complete Production Services, Inc. (a)	28,700	233,905
Core Laboratories NV	25,900	1,550,374
FMC Technologies, Inc. (a)	206,200	4,913,746
Smith International, Inc.	351,400	8,043,546
TETRA Technologies, Inc. (a)	90,623	440,428
Trican Well Service Ltd.	156,000	1,005,881
		24,772,059
Pharmaceuticals – 5.6%
Allergan, Inc.	135,410	5,459,731
Amylin Pharmaceuticals, Inc. (a)	166,000	1,801,100
BioMarin Pharmaceuticals, Inc. (a)	144,100	2,564,980
Cephalon, Inc. (a)	161,400	12,434,256
DENTSPLY International, Inc.	191,000	5,393,840

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Elan Corp. PLC Sponsored ADR (Ireland) (a)	420,600	$2,523,600
Express Scripts, Inc. (a)	50,800	2,792,984
Medarex, Inc. (a)	90,000	502,200
OSI Pharmaceuticals, Inc. (a)	38,000	1,483,900
Patterson Cos., Inc. (a)	22,700	425,625
Theravance, Inc. (a)	110,000	1,362,900
Valeant Pharmaceuticals International (a)	199,000	4,557,100
Warner Chilcott Ltd. Class A (a)	212,900	3,087,050
		44,389,266
Pipelines – 0.1%
The Williams Cos., Inc.	65,500	948,440
Real Estate – 0.2%
The St. Joe Co. (a)	48,000	1,167,360
Retail – 7.7%
Advance Auto Parts, Inc.	27,000	908,550
AnnTaylor Stores Corp. (a)	20,000	115,400
Bed Bath & Beyond, Inc. (a)	305,600	7,768,352
Best Buy Co., Inc.	40,000	1,124,400
Carmax, Inc. (a)	213,000	1,678,440
Chipotle Mexican Grill, Inc. Class B (a)	109,600	6,278,984
Coach, Inc. (a)	61,400	1,275,278
Copart, Inc. (a)	23,500	638,965
Dick's Sporting Goods, Inc. (a)	30,200	426,122
Family Dollar Stores, Inc.	46,500	1,212,255
J. Crew Group, Inc. (a)	133,000	1,622,600
Men's Wearhouse, Inc.	32,200	435,988
MSC Industrial Direct Co., Inc. Class A	92,000	3,388,360
O'Reilly Automotive, Inc. (a)	187,800	5,772,972
Panera Bread Co. Class A (a)	43,700	2,282,888
PetSmart, Inc.	337,800	6,232,410
Ross Stores, Inc.	54,700	1,626,231
Shoppers Drug Mart Corp.	38,000	1,479,060
Shoppers Drug Mart Corp.	33,000	1,284,447
Staples, Inc.	56,750	1,016,960
Starbucks Corp. (a)	84,800	802,208
Tiffany & Co.	54,800	1,294,924
Tim Hortons, Inc.	170,800	4,925,872
The TJX Cos., Inc.	122,500	2,519,825
Tractor Supply Co. (a)	22,800	823,992
Urban Outfitters, Inc. (a)	45,000	674,100
Williams-Sonoma, Inc.	42,200	331,692
Yum! Brands, Inc.	109,900	3,461,850
		61,403,125
Semiconductors – 5.9%
Altera Corp.	473,900	7,918,869
Analog Devices, Inc.	80,100	1,523,502
Broadcom Corp. Class A (a)	134,300	2,279,071
Cree, Inc. (a)	91,000	1,444,170
Fairchild Semiconductor International, Inc. (a)	64,600	315,894
Integrated Device Technology, Inc. (a)	88,500	496,485
Intersil Corp. Class A	284,800	2,617,312
KLA-Tencor Corp.	22,700	494,633
Lam Research Corp. (a)	17,900	380,912
Linear Technology Corp.	57,800	1,278,536
Marvell Technology Group Ltd. (a)	712,600	4,753,042
Maxim Integrated Products, Inc.	44,700	510,474
MEMC Electronic Materials, Inc. (a)	48,200	688,296
Microchip Technology, Inc.	257,100	5,021,163
National Semiconductor Corp.	57,700	581,039
ON Semiconductor Corp. (a)	659,700	2,242,980
PMC-Sierra, Inc. (a)	393,000	1,909,980
QLogic Corp. (a)	59,800	803,712
Silicon Laboratories, Inc. (a)	39,600	981,288
Teradyne, Inc. (a)	289,400	1,221,268
Varian Semiconductor Equipment Associates, Inc. (a)	162,300	2,940,876
Xilinx, Inc.	387,300	6,901,686
		47,305,188
Software – 4.2%
Activision Blizzard, Inc. (a)	97,020	838,253
Adobe Systems, Inc. (a)	62,000	1,319,980
American Reprographics Co. (a)	51,800	357,420
Ansys, Inc. (a)	27,700	772,553
Autodesk, Inc. (a)	243,600	4,786,740
BMC Software, Inc. (a)	38,100	1,025,271
Citrix Systems, Inc. (a)	41,600	980,512
Dun & Bradstreet Corp.	21,400	1,652,080
Electronic Arts, Inc. (a)	66,800	1,071,472
Fidelity National Information Services, Inc.	22,200	361,194
Fiserv, Inc. (a)	178,800	6,502,956
Intuit, Inc. (a)	75,300	1,791,387
MSCI, Inc. Class A (a)	40,000	710,400
Red Hat, Inc. (a)	425,800	5,629,076
Salesforce.com, Inc. (a)	148,500	4,753,485
SEI Investments Co.	33,000	518,430
		33,071,209
Telecommunications – 5.6%
Amdocs Ltd. (a)	267,000	4,883,430
American Tower Corp. Class A (a)	314,500	9,221,140
Crown Castle International Corp. (a)	296,400	5,210,712
JDS Uniphase Corp. (a)	853,200	3,114,180
Juniper Networks, Inc. (a)	564,500	9,884,395
Leap Wireless International, Inc. (a)	193,100	5,192,459
MetroPCS Communications, Inc. (a)	239,800	3,561,030
NeuStar, Inc. Class A (a)	31,500	602,595
NII Holdings, Inc. (a)	44,400	807,192
SBA Communications Corp. Class A (a)	128,500	2,097,120
		44,574,253
Toys, Games & Hobbies – 0.1%
Mattel, Inc.	41,300	660,800
Transportation – 1.1%
C.H. Robinson Worldwide, Inc.	47,200	2,597,416
Expeditors International of Washington, Inc.	72,300	2,405,421
Landstar System, Inc.	56,700	2,178,981

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UTI Worldwide, Inc.	132,000	$1,892,880
		9,074,698
TOTAL COMMON STOCK (Cost $1,066,255,968)		778,331,327
TOTAL EQUITIES (Cost $1,066,255,968)		778,331,327
WARRANTS – 0.0%
Mining – 0.0%
Agnico-Eagle Mines Ltd., Warrants, Expires 12/03/13, Strike 47.25 (b)	7,500	-
TOTAL WARRANTS (Cost $37,500)		-
MUTUAL FUND – 1.2%
Diversified Financial – 1.2%
Government Reserve Investment Fund	9,552,303	9,552,303
TOTAL MUTUAL FUND (Cost $9,552,303)		9,552,303
TOTAL LONG-TERM INVESTMENTS (Cost $1,075,845,771)		787,883,630
	Principal Amount
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement – 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (c)	$19,114,853	19,114,853
TOTAL SHORT-TERM INVESTMENTS (Cost $19,114,853)		19,114,853
TOTAL INVESTMENTS – 101.1% (Cost $1,094,960,624) (d)		806,998,483
Other Assets/ (Liabilities) — (1.1)%		(8,705,538)
NET ASSETS – 100.0%		$798,292,945

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $19,114,864. Collateralized by U.S. Government Agency obligations with rates ranging from 0.689% - 4.819%, maturity dates ranging from 9/01/35 - 5/25/36, and an aggregate market value, including accrued interest, of $19,500,665.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 95.4%
COMMON STOCK — 95.4%
Aerospace & Defense – 2.3%
Aerovironment, Inc. (a)	103,000	$3,791,430
Cubic Corp.	51,800	1,408,960
Esterline Technologies Corp. (a)	26,700	1,011,663
Teledyne Technologies, Inc. (a)	51,810	2,308,136
		8,520,189
Airlines – 0.7%
Allegiant Travel Co. (a)	20,250	983,543
JetBlue Airways Corp. (a)	140,500	997,550
US Airways Group, Inc. (a)	79,800	616,854
		2,597,947
Apparel – 0.1%
Asics Corp.	37,240	300,284
Automotive & Parts – 0.4%
BorgWarner, Inc.	31,900	694,463
Tenneco, Inc. (a)	106,600	314,470
TRW Automotive Holdings Corp. (a)	117,600	423,360
		1,432,293
Banks – 1.0%
International Bancshares Corp.	2,387	52,108
Signature Bank (a)	36,180	1,038,004
UMB Financial Corp.	32,300	1,587,222
Westamerica Bancorp	19,300	987,195
		3,664,529
Biotechnology – 2.1%
Alexion Pharmaceuticals, Inc. (a)	13,520	489,289
Celera Corp. (a)	191,090	2,126,832
Cougar Biotechnology, Inc. (a)	58,000	1,508,000
Human Genome Sciences, Inc. (a)	196,900	417,428
Incyte Corp. (a)	140,800	533,632
Regeneron Pharmaceuticals, Inc. (a)	108,440	1,990,958
Sequenom, Inc. (a)	27,400	543,616
		7,609,755
Building Materials – 0.3%
Lennox International, Inc.	29,200	942,868
USG Corp. (a)	16,900	135,876
		1,078,744
Chemicals – 0.5%
Albemarle Corp.	27,200	606,560
FMC Corp.	20,975	938,212
Solutia, Inc. (a)	105,650	475,425
		2,020,197
Commercial Services – 8.8%
AerCap Holdings NV (a)	64,200	193,242
American Public Education, Inc. (a)	107,700	4,005,363
Bankrate, Inc. (a)	174,600	6,634,800
Bowne & Co., Inc.	92,800	545,664
Capella Education Co. (a)	68,800	4,042,688
CoStar Group, Inc. (a)	113,300	3,732,102
Equifax, Inc.	11,300	299,676
Interactive Data Corp.	56,460	1,392,304
ITT Educational Services, Inc. (a)	11,050	1,049,529
Net 1 UEPS Technologies, Inc. (a)	52,490	719,113
Pharmaceutical Product Development, Inc.	48,690	1,412,497
Riskmetrics Group, Inc. (a)	198,500	2,955,665
Robert Half International, Inc.	75,680	1,575,658
Service Corp. International	111,900	556,143
VistaPrint Ltd. (a)	173,550	3,229,765
		32,344,209
Computers – 3.7%
CACI International, Inc. Class A (a)	29,370	1,324,294
Diebold, Inc.	27,200	764,048
MICROS Systems, Inc. (a)	335,600	5,476,992
NCR Corp. (a)	65,780	930,129
Riverbed Technology, Inc. (a)	383,600	4,369,204
SYKES Enterprises, Inc. (a)	32,960	630,195
		13,494,862
Cosmetics & Personal Care – 2.0%
Alberto-Culver Co.	295,100	7,232,901
Distribution & Wholesale – 2.8%
Beacon Roofing Supply, Inc. (a)	63,400	879,992
Ingram Micro, Inc. Class A (a)	121,129	1,621,917
LKQ Corp. (a)	492,156	5,738,539
Pool Corp.	100,301	1,802,409
WESCO International, Inc. (a)	18,480	355,371
		10,398,228
Diversified Financial – 2.6%
Advanta Corp. Class B	53,550	111,920
Ameriprise Financial, Inc.	10,000	233,600
CIT Group, Inc.	303,800	1,379,252
Financial Federal Corp.	197,624	4,598,710
JMP Group, Inc.	139,500	774,225
The NASDAQ OMX Group, Inc. (a)	81,930	2,024,490
Waddell & Reed Financial, Inc. Class A	40,800	630,768
		9,752,965
Electric – 0.2%
ITC Holdings Corp.	20,700	904,176
Electrical Components & Equipment – 0.5%
Ametek, Inc.	29,130	880,017
Sunpower Corp. Class B (a)	29,634	902,059
		1,782,076
Electronics – 0.9%
Axsys Technologies, Inc. (a)	12,320	675,875
FLIR Systems, Inc. (a)	52,520	1,611,314
Itron, Inc. (a)	16,993	1,083,134
		3,370,323
Energy — Alternate Sources – 0.9%
Covanta Holding Corp. (a)	155,240	3,409,070

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction – 1.4%
Aecom Technology Corp. (a)	79,400	$2,439,962
Chicago Bridge & Iron Co. NV	219,348	2,204,447
Sterling Construction Co., Inc. (a)	25,550	473,697
		5,118,106
Entertainment – 3.0%
Churchill Downs, Inc.	32,000	1,293,440
DreamWorks Animation SKG, Inc. Class A (a)	82,700	2,089,002
Scientific Games Corp. Class A (a)	250,150	4,387,631
Vail Resorts, Inc. (a)	127,200	3,383,520
		11,153,593
Environmental Controls – 1.4%
American Ecology Corp.	57,420	1,161,607
TETRA Technologies, Inc. (a)	50,780	1,226,337
Waste Connections, Inc. (a)	81,930	2,586,530
		4,974,474
Foods – 0.7%
Ralcorp Holdings, Inc. (a)	27,420	1,601,328
Smithfield Foods, Inc. (a)	78,600	1,105,902
		2,707,230
Gas – 0.6%
Southern Union Co.	5,114	66,686
UGI Corp.	84,890	2,073,014
		2,139,700
Hand & Machine Tools – 0.4%
Snap-on, Inc.	33,110	1,303,872
Health Care — Products – 4.2%
ABIOMED, Inc. (a)	239,900	3,939,158
AngioDynamics, Inc. (a)	48,010	657,257
Nuvasive, Inc. (a)	116,200	4,026,330
Orthovita, Inc. (a)	188,300	638,337
SSL International PLC	90,288	645,588
Volcano Corp. (a)	334,416	5,016,240
Zoll Medical Corp. (a)	34,620	653,972
		15,576,882
Health Care — Services – 2.5%
Community Health Systems, Inc. (a)	61,600	898,128
Coventry Health Care, Inc. (a)	22,100	328,848
Health Management Associates, Inc. Class A (a)	248,240	444,350
Health Net, Inc. (a)	125,180	1,363,210
Healthsouth Corp. (a)	175,310	1,921,397
Healthways, Inc. (a)	263,050	3,019,814
Icon PLC Sponsored ADR (Ireland) (a)	62,100	1,222,749
		9,198,496
Holding Company — Diversified – 0.4%
Liberty Acquisition Holdings Corp. (a)	158,330	1,322,056
Home Furnishing – 1.2%
DTS, Inc. (a)	136,650	2,507,528
TiVo, Inc. (a)	241,500	1,729,140
		4,236,668
Household Products – 0.4%
Jarden Corp. (a)	112,578	1,294,647
Insurance – 3.3%
Allied World Assurance Holdings Ltd.	64,450	2,616,670
Arch Capital Group Ltd. (a)	12,810	897,981
Axis Capital Holdings Ltd.	30,380	884,666
Employers Holdings, Inc.	81,000	1,336,500
First American Corp.	37,500	1,083,375
Lancashire Holdings Ltd.	108,060	662,868
Navigators Group, Inc. (a)	12,941	710,590
PartnerRe Ltd.	12,200	869,494
Platinum Underwriters Holdings Ltd.	43,200	1,558,656
ProAssurance Corp. (a)	12,900	680,862
W.R. Berkley Corp.	29,420	912,020
		12,213,682
Internet – 5.6%
Ariba, Inc. (a)	121,900	878,899
Art Technology Group, Inc. (a)	249,900	482,307
Constant Contact, Inc. (a)	408,600	5,413,950
DealerTrack Holdings, Inc. (a)	95,770	1,138,705
Equinix, Inc. (a)	24,370	1,296,240
McAfee, Inc. (a)	46,220	1,597,826
Netease.com Sponsored ADR (Cayman Islands) (a)	65,030	1,437,163
S1 Corp. (a)	179,100	1,413,099
Sapient Corp. (a)	219,500	974,580
Sina Corp. (a)	116,000	2,685,400
Vocus, Inc. (a)	176,828	3,220,038
		20,538,207
Leisure Time – 0.4%
Royal Caribbean Cruises Ltd.	113,310	1,558,013
Lodging – 0.9%
Gaylord Entertainment Co. (a)	321,100	3,480,724
Machinery — Construction & Mining – 0.5%
Bucyrus International, Inc. Class A	100,900	1,868,668
Machinery — Diversified – 0.8%
Flowserve Corp.	12,620	649,930
Wabtec Corp.	59,300	2,357,175
		3,007,105
Manufacturing – 0.3%
Hansen Transmissions International NV (a)	263,550	444,442
Hexcel Corp. (a)	93,900	693,921
		1,138,363
Media – 2.1%
FactSet Research Systems, Inc.	174,184	7,705,900
Gannett Co., Inc.	13,200	105,600
		7,811,500
Metal Fabricate & Hardware – 0.1%
Mueller Water Products, Inc. Class A	33,600	282,240
Oil & Gas – 2.9%
Arena Resources, Inc. (a)	55,820	1,567,984
Atwood Oceanics, Inc. (a)	32,700	499,656
Bill Barrett Corp. (a)	205,750	4,347,497
Cabot Oil & Gas Corp.	32,640	848,640
Comstock Resources, Inc. (a)	8,900	420,525
Helmerich & Payne, Inc.	10,570	240,468
Penn Virginia Corp.	19,880	516,482
St. Mary Land & Exploration Co.	32,090	651,748

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Whiting Petroleum Corp. (a)	52,470	$1,755,646
		10,848,646
Pharmaceuticals – 1.9%
Alkermes, Inc. (a)	145,490	1,549,468
Amylin Pharmaceuticals, Inc. (a)	78,100	847,385
Auxilium Pharmaceuticals, Inc. (a)	40,200	1,143,288
Cubist Pharmaceuticals, Inc. (a)	23,960	578,874
The Medicines Co. (a)	56,220	828,121
Onyx Pharmaceuticals, Inc. (a)	17,650	602,924
Perrigo Co.	40,720	1,315,663
		6,865,723
Real Estate Investment Trusts (REITS) – 0.8%
American Campus Communities, Inc.	39,200	802,816
CapitalSource, Inc.	132,600	612,612
MFA Mortgage Investments, Inc.	142,500	839,325
Redwood Trust, Inc.	50,300	749,973
		3,004,726
Retail – 5.6%
Abercrombie & Fitch Co. Class A	25,100	579,057
Advance Auto Parts, Inc.	40,820	1,373,593
Big Lots, Inc. (a)	25,690	372,248
BJ's Wholesale Club, Inc. (a)	45,630	1,563,284
Burger King Holdings, Inc.	53,220	1,270,894
Denny's Corp. (a)	503,900	1,002,761
Dick's Sporting Goods, Inc. (a)	35,930	506,972
DSW, Inc. Class A (a)	22,700	282,842
Dufry Group	11,507	319,953
FGX International Holdings Ltd. (a)	52,350	719,289
Foot Locker, Inc.	154,660	1,135,204
GameStop Corp. Class A (a)	43,140	934,412
Limited Brands, Inc.	30,200	303,208
Nu Skin Enterprises, Inc. Class A	94,500	985,635
O'Reilly Automotive, Inc. (a)	221,070	6,795,692
OfficeMax, Inc.	81,800	624,952
Papa John's International, Inc. (a)	39,800	733,514
Penske Auto Group, Inc.	79,500	610,560
Urban Outfitters, Inc. (a)	33,200	497,336
		20,611,406
Semiconductors – 1.6%
Brooks Automation, Inc. (a)	68,300	396,823
Microsemi Corp. (a)	63,290	799,985
Netlogic Microsystems, Inc. (a)	22,300	490,823
ON Semiconductor Corp. (a)	639,280	2,173,552
Semtech Corp. (a)	51,100	575,897
Skyworks Solutions, Inc. (a)	166,720	923,629
Verigy Ltd. (a)	42,300	406,926
		5,767,635
Software – 15.4%
Allscripts Healthcare Solutions, Inc.	425,350	4,219,472
Athenahealth, Inc. (a)	215,100	8,092,062
Autonomy Corp. PLC (a)	64,910	893,426
Blackbaud, Inc.	435,450	5,878,575
Blackboard, Inc. (a)	265,250	6,957,507
Cerner Corp. (a)	69,200	2,660,740
Commvault Systems, Inc. (a)	398,900	5,349,249
Concur Technologies, Inc. (a)	150,000	4,923,000
EPIQ Systems, Inc. (a)	211,918	3,541,150
Informatica Corp. (a)	36,000	494,280
Omnicell, Inc. (a)	270,300	3,300,363
Omniture, Inc. (a)	371,900	3,957,016
Red Hat, Inc. (a)	192,530	2,545,247
RightNow Technologies, Inc. (a)	122,770	949,012
Solera Holdings, Inc. (a)	91,590	2,207,319
Ubisoft Entertainment (a)	45,140	882,553
		56,850,971
Storage & Warehousing – 0.2%
Mobile Mini, Inc. (a)	49,200	709,464
Telecommunications – 1.2%
Atheros Communications, Inc. (a)	111,400	1,594,134
MetroPCS Communications, Inc. (a)	113,340	1,683,099
NICE Systems Ltd. ADR (Israel) (a)	48,690	1,094,064
		4,371,297
Toys, Games & Hobbies – 0.3%
Marvel Entertainment, Inc. (a)	40,600	1,248,450
Transportation – 5.3%
Con-way, Inc.	41,100	1,093,260
Heartland Express, Inc.	51,820	816,683
Hub Group, Inc. Class A (a)	34,970	927,754
J.B. Hunt Transport Services, Inc.	333,540	8,762,096
Kansas City Southern (a)	283,800	5,406,390
Knight Transportation, Inc.	154,500	2,490,540
		19,496,723
Water – 0.2%
Companhia de Saneamento de Minas Gerais	103,000	848,971
TOTAL COMMON STOCK (Cost $433,619,175)		351,460,986
TOTAL EQUITIES (Cost $433,619,175)		351,460,986
MUTUAL FUND – 3.2%
Diversified Financial – 3.2%
iShares Russell 2000 Growth Index Fund	194,250	9,879,555
iShares Russell 2000 Index Fund	40,200	1,980,654
		11,860,209
TOTAL MUTUAL FUND (Cost $14,519,002)		11,860,209
TOTAL LONG-TERM INVESTMENTS (Cost $448,138,177)		363,321,195

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.5%
Repurchase Agreement – 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$9,177,214	$9,177,214
TOTAL SHORT-TERM INVESTMENTS (Cost $9,177,214)		9,177,214
TOTAL INVESTMENTS – 101.1% (Cost $457,315,391) (c)		372,498,409
Other Assets/ (Liabilities) — (1.1)%		(3,914,729)
NET ASSETS – 100.0%		$368,583,680

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $9,177,219. Collateralized by U.S. Government Agency obligations with rates ranging from 4.592% - 5.926%, maturity dates ranging from 2/01/33 - 5/01/35, and an aggregate market value, including accrued interest, of $9,364,948.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK — 97.5%
Advertising – 0.1%
Marchex, Inc. Class B	8,070	$47,048
Aerospace & Defense – 0.1%
Orbital Sciences Corp. (a)	1,420	27,733
Apparel – 0.6%
Carter's, Inc. (a)	9,600	184,896
Skechers U.S.A., Inc. Class A (a)	5,770	73,971
Steven Madden Ltd. (a)	3,500	74,620
		333,487
Banks – 0.9%
First Commonwealth Financial Corp.	30,790	381,180
Iberia Bank Corp.	2,680	128,640
		509,820
Biotechnology – 2.4%
Acorda Therapeutics, Inc. (a)	4,220	86,552
Alexion Pharmaceuticals, Inc. (a)	5,320	192,531
Bio-Rad Laboratories, Inc. Class A (a)	1,990	149,867
Celera Corp. (a)	6,950	77,353
Enzon Pharmaceuticals, Inc. (a)	13,060	76,140
Integra LifeSciences Holdings Corp. (a)	6,580	234,051
Myriad Genetics, Inc. (a)	5,550	367,743
Regeneron Pharmaceuticals, Inc. (a)	4,150	76,194
		1,260,431
Building Materials – 0.9%
Texas Industries, Inc.	13,600	469,200
Chemicals – 3.5%
Huntsman Corp.	138,610	476,818
Intrepid Potash, Inc. (a)	34,850	723,835
Quaker Chemical Corp.	17,500	287,875
Terra Industries, Inc.	24,240	404,081
		1,892,609
Commercial Services – 9.0%
American Public Education, Inc. (a)	10,860	403,884
Cornell Cos., Inc. (a)	10,070	187,201
Corrections Corp. of America (a)	31,720	518,939
Emergency Medical Services Corp. Class A (a)	2,963	108,476
Exponent, Inc. (a)	7,380	221,990
FTI Consulting, Inc. (a)	21,000	938,280
The Geo Group, Inc. (a)	43,170	778,355
Huron Consulting Group, Inc. (a)	5,630	322,430
Interactive Data Corp.	7,090	174,839
K12, Inc. (a)	8,660	165,146
Kendle International, Inc. (a)	1,750	45,010
Lender Processing Services, Inc.	11,410	336,025
Monster Worldwide, Inc. (a)	30,330	366,690
Quanta Services, Inc. (a)	11,230	222,354
		4,789,619
Computers – 3.1%
CACI International, Inc. Class A (a)	8,170	368,385
Compellent Technologies, Inc. (a)	81,585	793,822
Ness Technologies, Inc. (a)	14,200	60,776
Netezza Corp. (a)	63,860	424,031
		1,647,014
Cosmetics & Personal Care – 0.5%
Alberto-Culver Co.	11,330	277,698
Distribution & Wholesale – 0.5%
MWI Veterinary Supply, Inc. (a)	6,015	162,164
Owens & Minor, Inc.	2,420	91,113
		253,277
Diversified Financial – 0.8%
Investment Technology Group, Inc. (a)	19,940	453,037
Electric – 0.2%
Unisource Energy Corp.	2,920	85,731
Electrical Components & Equipment – 0.7%
Advanced Energy Industries, Inc. (a)	38,790	385,961
Electronics – 3.8%
Cogent, Inc. (a)	12,820	173,967
Coherent, Inc. (a)	40,635	872,027
Dolby Laboratories, Inc. Class A (a)	10,850	355,446
II-VI, Inc. (a)	4,540	86,669
Oyo Geospace Corp. (a)	26,164	457,085
Varian, Inc. (a)	2,150	72,047
		2,017,241
Entertainment – 5.0%
Bally Technologies, Inc. (a)	51,291	1,232,523
Lions Gate Entertainment Corp. (a)	89,175	490,462
Macrovision Solutions Corp. (a)	36,785	465,330
Shuffle Master, Inc. (a)	101,980	505,821
		2,694,136
Environmental Controls – 2.5%
Clean Harbors, Inc. (a)	4,320	274,061
Waste Connections, Inc. (a)	32,985	1,041,336
		1,315,397
Foods – 1.2%
Hain Celestial Group, Inc. (a)	9,230	176,201
Ruddick Corp.	7,170	198,251
Spartan Stores, Inc.	10,850	252,262
		626,714
Gas – 0.1%
Energen Corp.	2,910	85,350
Health Care — Products – 11.2%
American Medical Systems Holdings, Inc. (a)	86,720	779,613
Bruker Corp. (a)	13,963	56,410
CONMED Corp. (a)	9,640	230,782
Cutera, Inc. (a)	44,930	398,529
Exactech, Inc. (a)	3,900	65,676
Hansen Medical, Inc. (a)	15,280	110,322
Natus Medical, Inc. (a)	6,550	84,822
Nuvasive, Inc. (a)	3,520	121,968

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PSS World Medical, Inc. (a)	11,010	$207,208
Resmed, Inc. (a)	19,610	734,983
SurModics, Inc. (a)	18,810	475,329
Thoratec Corp. (a)	58,220	1,891,568
Vital Images, Inc. (a)	19,975	277,852
Volcano Corp. (a)	11,794	176,910
West Pharmaceutical Services, Inc.	3,740	141,260
Wright Medical Group, Inc. (a)	11,940	243,934
		5,997,166
Health Care — Services – 5.4%
Amedisys, Inc. (a)	9,445	390,456
Centene Corp. (a)	41,840	824,667
Icon PLC Sponsored ADR (Ireland) (a)	41,130	809,850
Lincare Holdings, Inc. (a)	21,380	575,763
Psychiatric Solutions, Inc. (a)	6,120	170,442
Thermo Fisher Scientific, Inc. (a)	3,910	133,214
		2,904,392
Home Furnishing – 1.4%
Universal Electronics, Inc. (a)	46,318	751,278
Insurance – 1.7%
Arch Capital Group Ltd. (a)	6,130	429,713
ProAssurance Corp. (a)	4,820	254,400
RLI Corp.	4,120	251,979
		936,092
Internet – 2.4%
Internet Capital Group, Inc. (a)	33,410	182,085
j2 Global Communications, Inc. (a)	12,240	245,290
TIBCO Software, Inc. (a)	152,650	792,253
US Auto Parts Network, Inc. (a)	40,291	56,004
		1,275,632
Leisure Time – 1.7%
WMS Industries, Inc. (a)	32,965	886,759
Manufacturing – 1.0%
Actuant Corp. Class A	10,260	195,145
Ameron International Corp.	5,460	343,543
		538,688
Media – 2.8%
Entravision Communications Corp. Class A (a)	97,385	151,921
FactSet Research Systems, Inc.	15,925	704,522
John Wiley & Sons, Inc. Class A	16,560	589,205
Rhi Entertainment, Inc. (a)	6,370	51,724
		1,497,372
Metal Fabricate & Hardware – 1.5%
Northwest Pipe Co. (a)	18,730	798,085
Oil & Gas – 2.7%
Arena Resources, Inc. (a)	7,670	215,450
Concho Resources, Inc. (a)	7,130	162,707
Denbury Resources, Inc. (a)	26,175	285,831
McMoRan Exploration Co. (a)	30,495	298,851
Penn Virginia Corp.	6,940	180,301
Petroleum Development Corp. (a)	7,020	168,971
Whiting Petroleum Corp. (a)	3,580	119,787
		1,431,898
Oil & Gas Services – 3.1%
Cal Dive International, Inc. (a)	16,835	109,596
Core Laboratories NV	6,900	413,034
Dril-Quip, Inc. (a)	9,920	203,459
Lufkin Industries, Inc.	23,335	805,058
NATCO Group, Inc. Class A (a)	6,800	103,224
		1,634,371
Pharmaceuticals – 4.6%
Alnylam Pharmaceuticals, Inc. (a)	7,380	182,507
BioMarin Pharmaceuticals, Inc. (a)	29,080	517,624
Cubist Pharmaceuticals, Inc. (a)	24,460	590,954
HealthExtras, Inc. (a)	5,100	124,185
Herbalife Ltd.	17,850	386,988
Medarex, Inc. (a)	11,320	63,166
Onyx Pharmaceuticals, Inc. (a)	9,275	316,834
OSI Pharmaceuticals, Inc. (a)	3,990	155,809
United Therapeutics Corp. (a)	1,560	97,578
		2,435,645
Retail – 6.9%
bebe Stores, Inc.	10,930	81,647
BJ's Restaurants, Inc. (a)	46,605	501,936
Cash America International, Inc.	27,520	752,672
Chico's FAS, Inc. (a)	22,600	94,468
Ezcorp, Inc. (a)	7,080	107,687
Genesco, Inc. (a)	54,545	922,902
Hibbett Sports, Inc. (a)	6,109	95,972
MSC Industrial Direct Co., Inc. Class A	6,300	232,029
Nu Skin Enterprises, Inc. Class A	10,160	105,969
P.F. Chang's China Bistro, Inc. (a)	3,620	75,803
Panera Bread Co. Class A (a)	1,750	91,420
Papa John's International, Inc. (a)	9,570	176,375
Red Robin Gourmet Burgers, Inc. (a)	5,410	91,050
School Specialty, Inc. (a)	19,810	378,767
		3,708,697
Semiconductors – 0.9%
ATMI, Inc. (a)	3,500	54,005
IPG Photonics Corp. (a)	8,990	118,488
Lam Research Corp. (a)	4,160	88,525
Mellanox Technologies Ltd. (a)	14,420	113,341
PMC-Sierra, Inc. (a)	19,970	97,054
		471,413
Software – 8.6%
Ansys, Inc. (a)	33,355	930,271
Concur Technologies, Inc. (a)	5,990	196,592
Eclipsys Corp. (a)	95,400	1,353,726

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ManTech International Corp. Class A (a)	7,130	$386,375
Metavante Technologies, Inc. (a)	10,851	174,810
Phase Forward, Inc. (a)	4,470	55,964
Quality Systems, Inc.	26,980	1,176,867
SkillSoft PLC Sponsored ADR (Ireland) (a)	43,660	311,732
		4,586,337
Telecommunications – 3.8%
Arris Group, Inc. (a)	21,570	171,481
BigBand Networks, Inc. (a)	12,530	69,166
EMS Technologies, Inc. (a)	52,385	1,355,200
NeuStar, Inc. Class A (a)	9,000	172,170
Neutral Tandem, Inc. (a)	16,502	267,662
		2,035,679
Transportation – 1.9%
Forward Air Corp.	5,690	138,096
Knight Transportation, Inc.	7,910	127,509
Landstar System, Inc.	7,430	285,535
UTI Worldwide, Inc.	23,200	332,688
Werner Enterprises, Inc.	7,290	126,409
		1,010,237
TOTAL COMMON STOCK (Cost $62,781,041)		52,071,244
TOTAL EQUITIES (Cost $62,781,041)		52,071,244
MUTUAL FUND – 0.5%
Diversified Financial – 0.5%
iShares Russell 2000 Growth Index Fund	4,350	221,241
iShares Russell 2000 Index Fund	580	28,577
		249,818
TOTAL MUTUAL FUND (Cost $245,153)		249,818
TOTAL LONG-TERM INVESTMENTS (Cost $63,026,194)		52,321,062
	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
Repurchase Agreement – 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$1,835,582	1,835,582
TOTAL SHORT-TERM INVESTMENTS (Cost $1,835,582)		1,835,582
TOTAL INVESTMENTS – 101.4% (Cost $64,861,776) (c)		54,156,644
Other Assets/ (Liabilities) — (1.4)%		(773,559)
NET ASSETS – 100.0%		$53,383,085

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,835,583. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 4.018%, maturity dates ranging from 2/15/36 - 10/01/41, and an aggregate market value, including accrued interest, of $1,873,304.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 96.8%
COMMON STOCK — 96.8%
Aerospace & Defense – 1.2%
Aerovironment, Inc. (a)	9,500	$349,695
Kaman Corp.	10,844	196,602
		546,297
Airlines – 2.6%
Alaska Air Group, Inc. (a)	18,800	549,900
Allegiant Travel Co. (a)	12,500	607,125
		1,157,025
Apparel – 0.5%
Iconix Brand Group, Inc. (a)	24,695	241,517
Automotive & Parts – 0.3%
Exide Technologies (a)	24,548	129,859
Banks – 0.4%
Bank of the Ozarks, Inc.	6,100	180,804
Biotechnology – 6.9%
Alexion Pharmaceuticals, Inc. (a)	32,700	1,183,413
Bio-Rad Laboratories, Inc. Class A (a)	3,586	270,062
Illumina, Inc. (a)	22,630	589,511
Myriad Genetics, Inc. (a)	14,600	967,396
		3,010,382
Commercial Services – 11.4%
American Public Education, Inc. (a)	13,253	492,879
Corinthian Colleges, Inc. (a)	68,242	1,117,121
DeVry, Inc.	12,600	723,366
ITT Educational Services, Inc. (a)	11,000	1,044,780
K12, Inc. (a)	12,951	246,976
Kendle International, Inc. (a)	12,561	323,069
Kenexa Corp. (a)	14,625	116,707
PAREXEL International Corp. (a)	35,225	342,035
Strayer Education, Inc.	2,800	600,348
		5,007,281
Computers – 2.5%
Data Domain, Inc. (a)	11,867	223,099
iGate Corp. (a)	30,702	199,870
IHS, Inc. Class A (a)	10,955	409,936
MICROS Systems, Inc. (a)	15,865	258,917
		1,091,822
Distribution & Wholesale – 0.3%
WESCO International, Inc. (a)	7,502	144,263
Diversified Financial – 1.7%
Portfolio Recovery Associates, Inc. (a)	11,305	382,561
Stifel Financial Corp. (a)	7,800	357,630
		740,191
Electrical Components & Equipment – 2.3%
A-Power Energy Generation Systems Ltd. (a)	23,465	100,899
American Superconductor Corp. (a)	17,344	282,881
Greatbatch, Inc. (a)	12,399	328,078
Powell Industries, Inc. (a)	10,000	290,200
		1,002,058
Electronics – 4.2%
American Science & Engineering, Inc.	5,300	391,988
Axsys Technologies, Inc. (a)	16,500	905,190
Cogent, Inc. (a)	24,900	337,893
Daktronics, Inc.	15,492	145,005
Technitrol, Inc.	21,342	74,270
		1,854,346
Energy — Alternate Sources – 0.9%
FuelCell Energy, Inc. (a)	46,042	178,643
Headwaters, Inc. (a)	33,827	228,332
		406,975
Engineering & Construction – 2.3%
Aecom Technology Corp. (a)	7,700	236,621
Layne Christensen Co. (a)	10,687	256,595
URS Corp. (a)	12,875	524,914
		1,018,130
Environmental Controls – 0.2%
Darling International, Inc. (a)	18,612	102,180
Foods – 3.5%
American Italian Pasta Co. Class A (a)	20,000	446,800
Corn Products International, Inc.	14,294	412,382
Ralcorp Holdings, Inc. (a)	7,600	443,840
Spartan Stores, Inc.	9,300	216,225
		1,519,247
Forest Products & Paper – 0.8%
Rock-Tenn Co. Class A	10,500	358,890
Health Care — Products – 9.8%
Bruker Corp. (a)	27,295	110,272
Cyberonics, Inc. (a)	17,228	285,468
ICU Medical, Inc. (a)	11,600	384,424
Luminex Corp. (a)	16,780	358,421
Nuvasive, Inc. (a)	26,217	908,419
Thoratec Corp. (a)	41,725	1,355,645
Volcano Corp. (a)	32,749	491,235
Wright Medical Group, Inc. (a)	19,895	406,455
		4,300,339
Health Care — Services – 7.4%
Almost Family, Inc. (a)	17,500	787,150
Amedisys, Inc. (a)	15,800	653,172
Genoptix, Inc. (a)	16,000	545,280
Gentiva Health Services, Inc. (a)	18,175	531,800
LHC Group, Inc. (a)	19,800	712,800
		3,230,202
Household Products – 0.6%
Helen of Troy Ltd. (a)	16,499	286,423
Insurance – 3.3%
Argo Group International Holdings Ltd. (a)	13,097	444,250
Life Partners Holdings, Inc.	17,400	759,336
Validus Holdings Ltd.	8,900	232,824
		1,436,410

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet – 5.6%
1-800-Flowers.com, Inc. Class A (a)	43,647	$166,732
Asiainfo Holdings, Inc. (a)	41,632	492,923
Avocent Corp. (a)	10,572	189,345
CyberSources Corp. (a)	28,291	339,209
NIC, Inc.	61,295	281,957
Shanda Interactive Entertainment Ltd. Sponsored ADR (Cayman Islands) (a)	11,732	379,647
TeleCommunication Systems, Inc. Class A (a)	69,900	600,441
		2,450,254
Machinery — Construction & Mining – 0.4%
Bucyrus International, Inc. Class A	9,425	174,551
Machinery — Diversified – 1.9%
Roper Industries, Inc.	6,765	293,668
Wabtec Corp.	13,173	523,627
		817,295
Manufacturing – 0.7%
American Railcar Industries, Inc.	8,363	88,063
Ameron International Corp.	3,672	231,042
		319,105
Media – 0.5%
Central European Media Enterprises Ltd. (a)	10,503	228,125
Metal Fabricate & Hardware – 1.7%
Circor International, Inc.	5,563	152,983
Kaydon Corp.	16,732	574,744
		727,727
Office Furnishings – 0.5%
Herman Miller, Inc.	15,513	202,134
Oil & Gas – 0.3%
GMX Resources, Inc. (a)	4,387	111,079
Pharmaceuticals – 6.1%
Cubist Pharmaceuticals, Inc. (a)	29,000	700,640
Emergent Biosolutions, Inc. (a)	15,500	404,705
Mylan, Inc. (a)	23,102	228,479
Neogen Corp. (a)	8,359	208,808
Omnicare, Inc.	23,300	646,808
PetMed Express, Inc. (a)	14,500	255,635
Questcor Pharmaceuticals, Inc. (a)	23,800	221,578
		2,666,653
Retail – 3.7%
99 Cents Only Stores (a)	17,043	186,280
Dollar Tree, Inc. (a)	5,600	234,080
Ezcorp, Inc. (a)	30,600	465,426
The Finish Line, Inc. Class A	43,794	245,247
Ulta Salon Cosmetics & Fragrance, Inc. (a)	21,025	174,087
The Wet Seal, Inc. Class A (a)	109,888	326,367
		1,631,487
Semiconductors – 0.2%
Advanced Analogic Technologies, Inc. (a)	35,577	107,443
Software – 9.5%
Blackboard, Inc. (a)	18,438	483,629
Concur Technologies, Inc. (a)	10,270	337,061
EPIQ Systems, Inc. (a)	22,040	368,289
Informatica Corp. (a)	29,098	399,516
ManTech International Corp. Class A (a)	19,600	1,062,124
SkillSoft PLC Sponsored ADR (Ireland) (a)	73,845	527,253
Sybase, Inc. (a)	22,700	562,279
The Ultimate Software Group, Inc. (a)	14,419	210,517
Wind River Systems, Inc. (a)	24,106	217,677
		4,168,345
Telecommunications – 2.6%
Comtech Telecommunications (a)	10,100	462,782
NICE Systems Ltd. ADR (Israel) (a)	19,305	433,783
Viasat, Inc. (a)	9,700	233,576
		1,130,141
TOTAL COMMON STOCK (Cost $50,982,643)		42,498,980
TOTAL EQUITIES (Cost $50,982,643)		42,498,980
WARRANTS – 0.0%
Internet – 0.0%
Lantronix, Inc., Expires 02/09/11, Strike 4.68 (b)	842	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $50,982,643)		42,498,980
	Principal Amount
SHORT-TERM INVESTMENTS – 3.5%
Repurchase Agreement – 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (c)	$1,538,814	1,538,814
TOTAL SHORT-TERM INVESTMENTS (Cost $1,538,814)		1,538,814
TOTAL INVESTMENTS – 100.3% (Cost $52,521,457) (d)		44,037,794
Other Assets/ (Liabilities) — (0.3)%		(135,303)
NET ASSETS – 100.0%		$43,902,491

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

(c)	Maturity value of $1,538,814. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 4.834%, maturity dates ranging from 7/01/35 - 8/15/36, and an aggregate market value, including accrued interest, of $1,572,577.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.0%
COMMON STOCK — 96.0%
Aerospace & Defense – 1.0%
European Aeronautic Defence and Space Co.	76,130	$1,285,301
Airlines – 1.5%
Deutsche Lufthansa AG	89,500	1,416,998
Qantas Airways Ltd.	275,746	508,461
		1,925,459
Auto Manufacturers – 3.3%
Honda Motor Co. Ltd.	57,300	1,242,682
Nissan Motor Co. Ltd.	379,000	1,372,741
Renault SA	48,200	1,257,259
Toyota Motor Corp.	15,700	513,906
		4,386,588
Automotive & Parts – 0.9%
Compagnie Generale des Etablissements Michelin Class B	23,700	1,242,690
Banks – 16.3%
Australia & New Zealand Banking Group Ltd.	78,500	842,583
Banco do Brasil SA	115,700	749,836
Bank Leumi Le-Israel	190,300	402,257
Barclays PLC	833,200	1,878,385
BNP Paribas	32,700	1,380,803
Canadian Imperial Bank Of Commerce	14,204	587,835
Credit Agricole SA	141,026	1,603,814
Deutsche Bank AG	54,400	2,169,384
HBOS PLC	773,061	784,569
HSBC Holdings PLC	119,600	1,144,719
Industrial Bank Of Korea	87,800	549,554
KB Financial Group, Inc. (a)	64,900	1,736,438
Lloyds TSB Group PLC	246,400	450,990
National Bank of Canada	4,900	124,236
Nordea Bank AB	100	704
Royal Bank of Scotland Group PLC	1,488,574	1,076,104
Societe Generale	31,300	1,585,268
Standard Bank Group Ltd.	149,478	1,354,261
Sumitomo Mitsui Financial Group, Inc.	398	1,724,041
Toronto-Dominion Bank	14,300	503,309
Uniao de Bancos Brasileiros SA	11,300	730,206
		21,379,296
Chemicals – 4.3%
BASF SE	49,800	1,967,824
DIC Corp.	113,000	237,062
LG Chem Ltd.	9,780	562,377
Methanex Corp.	23,200	257,464
Mitsubishi Chemical Holding Corp.	301,500	1,330,570
Solvay SA Class A	13,800	1,025,999
Tosoh Corp.	93,000	228,080
		5,609,376
Commercial Services – 0.2%
Macquarie Infrastructure Group	176,961	212,246
Computers – 1.6%
Compal Electronics, Inc.	630,135	335,114
Fujitsu	311,000	1,503,207
Lenovo Group Ltd.	1,172,000	321,620
		2,159,941
Distribution & Wholesale – 1.4%
Mitsubishi Corp.	50,700	711,749
Mitsui & Co. Ltd.	114,000	1,166,141
		1,877,890
Diversified Financial – 2.4%
Credit Suisse Group	60,200	1,650,036
Hana Financial Group, Inc.	58,000	878,622
ORIX Corp.	750	42,614
UBS AG	35,549	515,596
		3,086,868
Electric – 3.5%
E.ON AG	57,600	2,243,473
RWE AG	10,710	962,793
The Tokyo Electric Power Co., Inc.	42,900	1,432,397
		4,638,663
Electrical Components & Equipment – 2.1%
Hitachi Ltd.	143,000	554,568
Sharp Corp.	125,000	896,103
Toshiba Corp.	311,000	1,280,551
		2,731,222
Electronics – 0.4%
AU Optronics Corp.	771,000	590,590
Foods – 3.0%
Associated British Foods PLC	123,800	1,306,445
Delhaize Group	10,000	617,037
Koninlijke Ahold NV	141,480	1,738,860
Suedzucker AG	17,500	267,389
		3,929,731
Forest Products & Paper – 1.5%
Stora Enso Oyj Class R	97,800	763,450
Svenska Cellulosa AB Class B	133,700	1,143,336
		1,906,786
Holding Company — Diversified – 0.6%
Bidvest Group Ltd.	30,200	345,298
TUI Travel PLC	114,000	385,371
		730,669
Insurance – 6.3%
Allianz SE	24,834	2,663,647
Aviva PLC	79,232	448,489
Fairfax Financial Holdings Ltd.	3,000	947,752
Fondiaria-Sai SpA	14,200	256,981
ING Groep NV	103,800	1,085,040
Muenchener Rueckversicherungs AG	14,900	2,341,490
Sun Life Financial, Inc.	22,035	507,635
		8,251,034
Iron & Steel – 2.2%
ArcelorMittal	39,200	944,846
China Steel Corp.	719,290	511,761
Gerdau Ameristeel Corp.	48,300	294,221
Gerdau SA Sponsored ADR (Brazil)	41,600	274,560
JFE Holdings, Inc.	26,800	708,856
Magnitogorsk Iron & Steel Works Registered Sponsored GDR (Russia)	37,200	96,553
		2,830,797

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leisure Time – 0.4%
TUI AG	46,800	$533,700
Machinery — Diversified – 0.7%
Volvo AB	157,300	869,151
Media – 1.0%
Lagardere S.C.A	32,900	1,335,397
Mining – 4.4%
Antofagasta PLC	88,900	549,106
Barrick Gold Corp.	22,500	814,885
BHP Billiton Ltd.	40,800	859,302
Cia Vale do Rio Doce Sponsored ADR (Brazil)	78,900	840,285
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	231,814	1,474,337
Sumitomo Metal Mining Co. Ltd.	119,000	1,264,800
		5,802,715
Oil & Gas – 18.8%
BP PLC	277,400	2,125,518
China Petrolium and Chemical Corp. Class H	4,212,000	2,594,817
ENI SpA	94,900	2,248,739
Imperial Oil Ltd.	28,300	939,666
LUKOIL Sponsored ADR (Russia)	103,300	3,310,765
Nexen, Inc.	46,397	806,169
Nippon Mining Holdings, Inc.	244,000	1,048,448
Petro-Canada	68,100	1,473,983
PTT Public Co. Ltd.	120,800	607,821
Royal Dutch Shell PLC Class A	188,800	4,920,774
StatoilHydro ASA	95,900	1,579,499
Thai Oil PLC	395,600	268,435
Total SA	49,800	2,714,980
		24,639,614
Pharmaceuticals – 5.8%
Bayer AG	5,700	334,845
GlaxoSmithKline PLC	162,200	3,011,145
Novartis AG	33,140	1,660,463
Sanofi-Aventis	41,300	2,623,124
		7,629,577
Semiconductors – 1.9%
Samsung Electronics Co. Ltd.	2,730	991,312
United Microelectronics Corp.	6,274,915	1,439,131
		2,430,443
Telecommunications – 10.5%
China Telecom Corp. Ltd. Class H	942,000	357,150
Deutsche Telekom AG	51,500	782,469
France Telecom SA	25,700	718,859
Nippon Telegraph & Telephone Corp.	424	2,278,787
Nokia Oyj	90,600	1,404,565
Partner Communications Co. Ltd.	13,380	218,354
Telecom Italia SpA	884,500	1,438,684
Telecom Italia SpA- RSP	401,500	448,020
Telefonaktiebolaget LM Ericsson Class B	193,000	1,480,215
Telefonica SA	42,300	948,174
Telefonos de Mexico SAB de CV Class L Sponsored ADR (Mexico)	41,600	871,104
Vodafone Group PLC	1,385,500	2,789,169
		13,735,550
TOTAL COMMON STOCK (Cost $226,369,590)		125,751,294
PREFERRED STOCK — 1.0%
Iron & Steel – 0.2%
Usinas Siderurgicas de Minas Gerais SA Class A	21,600	252,169
Semiconductors – 0.8%
Samsung Electronics Co. Ltd.	5,400	1,121,122
TOTAL PREFERRED STOCK (Cost $3,000,688)		1,373,291
TOTAL EQUITIES (Cost $229,370,278)		127,124,585
RIGHTS — 0.0%
Banks – 0.0%
HBOS PLC Private Placement (a)	1,069,839	-
Lloyds TSB Group PLC (a)	107,110	-
		-
Diversified Financial – 0.0%
Fortis	80,066	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $229,370,278)		127,124,585
	Principal Amount
SHORT-TERM INVESTMENTS – 2.7%
Repurchase Agreement – 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	$3,484,814	3,484,814
TOTAL SHORT-TERM INVESTMENTS (Cost $3,484,814)		3,484,814
TOTAL INVESTMENTS – 99.7% (Cost $232,855,092) (c)		130,609,399
Other Assets/ (Liabilities) — 0.3%		406,713
NET ASSETS – 100.0%		$131,016,112

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
GDR	- Global Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,484,816. Collateralized by U.S. Government Agency obligations with rates ranging from 4.758% - 5.219%, maturity dates ranging from 7/01/34 - 8/01/34, and an aggregate market value, including accrued interest, of $3,554,848.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES – 97.1%
COMMON STOCK — 97.1%
Advertising – 1.5%
Publicis Groupe	274,300	$7,060,831
Aerospace & Defense – 0.1%
European Aeronautic Defence and Space Co.	34,330	579,593
Airlines – 0.1%
Qantas Airways Ltd.	163,500	301,485
Apparel – 0.3%
Burberry Group PLC	393,140	1,260,883
Yue Yuen Industrial Holdings Ltd.	88,500	175,373
		1,436,256
Auto Manufacturers – 3.6%
Bayerische Motoren Werke AG	154,400	4,746,077
Daimler AG	149,600	5,684,241
Honda Motor Co. Ltd.	72,700	1,576,666
Isuzu Motors Ltd.	79,000	101,397
Nissan Motor Co. Ltd.	190,000	688,181
Renault SA	22,600	589,503
Toyota Motor Corp.	108,800	3,561,332
		16,947,397
Automotive & Parts – 0.1%
Compagnie Generale des Etablissements Michelin Class B	10,400	545,316
Banks – 6.8%
ABSA Group Ltd.	8,800	103,607
Australia & New Zealand Banking Group Ltd.	26,400	283,365
Banco do Brasil SA	57,200	370,706
Bank Leumi Le-Israel	76,100	160,860
Bank of Ireland	1,038,100	1,223,185
Barclays PLC	429,000	967,147
BNP Paribas	86,200	3,639,915
Canadian Imperial Bank Of Commerce	2,200	91,047
Credit Agricole SA	61,760	702,364
Deutsche Bank AG	24,600	981,008
Erste Bank der oesterreichischen Sparkassen AG	104,114	2,440,687
The Governor & Co. of the Bank of Ireland	104,700	125,246
HBOS PLC	519,690	527,426
HSBC Holdings PLC	292,650	2,801,020
Industrial Bank Of Korea (a)	23,040	144,211
Intesa Sanpaolo	761,236	2,741,920
Julius Baer Holding AG	89,585	3,446,131
KB Financial Group, Inc. (a)	13,200	353,174
Komercni Banka AS	12,148	1,869,524
Lloyds TSB Group PLC	1,407,100	2,575,441
Nordea Bank AB	54,000	380,114
Royal Bank of Scotland Group PLC	955,800	690,957
Societe Generale	15,200	769,842
Standard Bank Group Ltd.	52,700	477,459
Standard Chartered PLC	215,011	2,748,553
Sumitomo Mitsui Financial Group, Inc.	163	706,077
Toronto-Dominion Bank	6,400	225,257
Uniao de Bancos Brasileiros SA	12,570	812,273
		32,358,516
Beverages – 4.8%
Diageo PLC	601,717	8,370,201
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	79,700	2,401,361
Grupo Modelo SAB de CV Class C	419,600	1,333,170
Heineken NV	205,170	6,303,556
Pernod-Ricard SA	62,106	4,605,489
		23,013,777
Chemicals – 6.7%
Air Liquide	46,276	4,234,007
Akzo Nobel N.V.	97,220	4,009,094
Arkema SA	3,100	53,274
BASF SE	16,600	655,941
DIC Corp.	60,000	125,874
Givaudan SA Registered	11,170	8,799,250
Lanxess AG	4,100	79,760
LG Chem Ltd. (a)	2,450	140,882
Linde AG	84,850	7,180,302
Methanex Corp.	5,800	64,366
Mitsubishi Chemical Holding Corp.	79,000	348,640
Shin-Etsu Chemical Co. Ltd.	129,000	5,916,697
Solvay SA Class A	2,100	156,130
		31,764,217
Commercial Services – 3.0%
Adecco SA	140,700	4,775,640
Experian Group Ltd.	913,300	5,719,476
G4S PLC	843,800	2,504,268
Macquarie Infrastructure Group	103,100	123,657
Meitec Corp.	67,900	1,178,723
		14,301,764
Computers – 0.2%
Compal Electronics, Inc.	273,000	145,185
Fujitsu	117,000	565,515
Lenovo Group Ltd.	266,000	72,996
		783,696
Cosmetics & Personal Care – 1.4%
Kao Corp.	217,000	6,571,405
Distribution & Wholesale – 0.6%
Hitachi High-Technologies Corp.	5,900	94,100
Li & Fung Ltd.	964,800	1,664,586
Mitsubishi Corp.	46,800	656,999
Mitsui & Co. Ltd.	49,000	501,236
		2,916,921
Diversified Financial – 5.7%
Aeon Credit Service Co. Ltd.	150,300	1,590,188
Credit Suisse Group	223,500	6,125,966
Daiwa Securities Group, Inc.	1,072,820	6,393,435
Deutsche Boerse AG	32,180	2,343,743
Hana Financial Group, Inc.	12,100	183,298
Schroders PLC	353,200	4,410,740
Shinhan Financial Group Co. Ltd. (a)	18,260	422,915
UBS AG (a)	378,200	5,485,336
		26,955,621
Electric – 1.1%
A2A SpA	223,700	400,934
E.ON AG	108,166	4,212,977
RWE AG	2,020	181,591

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Tokyo Electric Power Co., Inc.	15,100	$504,177
		5,299,679
Electrical Components & Equipment – 2.5%
Furukawa Electric Co. Ltd.	27,000	131,425
Hitachi Ltd.	107,000	414,957
Legrand Promesses	160,750	3,088,802
Schneider Electric SA	92,774	6,929,880
Sharp Corp.	86,000	616,519
Toshiba Corp.	166,000	683,509
		11,865,092
Electronics – 3.3%
AU Optronics Corp.	1,389,000	1,063,981
Fanuc Ltd.	41,200	2,930,105
Hirose Electric Co. Ltd.	18,500	1,867,780
Hoya Corp.	223,500	3,882,606
Omron Corp.	425,700	5,713,774
Orbotech Ltd. (a)	33,200	133,464
		15,591,710
Engineering & Construction – 0.0%
Bilfinger Berger AG	1,900	100,519
Entertainment – 0.7%
Ladbrokes PLC	501,924	1,342,359
William Hill PLC	613,836	1,909,214
		3,251,573
Foods – 3.3%
Associated British Foods PLC	37,800	398,899
Delhaize Group	4,900	302,348
Nestle SA	332,965	13,123,008
Suedzucker AG	8,300	126,819
Tesco PLC	340,627	1,774,636
		15,725,710
Gas – 1.6%
Centrica PLC	125,600	482,642
Gaz De France	146,425	7,189,978
		7,672,620
Health Care — Products – 2.1%
Luxottica Group SpA	183,200	3,274,950
Sonova Holding AG	14,279	861,438
Synthes, Inc.	45,103	5,701,299
		9,837,687
Holding Company — Diversified – 2.4%
Bidvest Group Ltd.	13,900	158,928
LVMH Moet Hennessy Louis Vuitton SA	167,546	11,256,768
TUI Travel PLC	48,800	164,966
		11,580,662
Home Furnishing – 0.1%
Sony Corp.	24,300	528,258
Household Products – 1.7%
Reckitt Benckiser Group PLC	213,078	7,938,098
Insurance – 4.1%
Allianz SE	65,200	6,993,226
AXA SA	289,677	6,458,261
Fairfax Financial Holdings Ltd.	800	252,734
Industrial Alliance Insurance and Financial Services, Inc.	3,600	67,976
ING Groep NV	25,400	265,511
Muenchener Rueckversicherungs AG	5,700	895,738
QBE Insurance Group Ltd.	57,362	1,042,703
Sun Life Financial, Inc.	10,500	241,896
Swiss Reinsurance	65,699	3,191,745
		19,409,790
Iron & Steel – 0.3%
ArcelorMittal (a)	25,200	607,401
China Steel Corp.	594,000	422,619
Gerdau SA Sponsored ADR (Brazil)	21,500	141,900
JFE Holdings, Inc.	15,700	415,263
		1,587,183
Leisure Time – 0.1%
TUI AG	23,000	262,289
Machinery — Diversified – 0.1%
Kone OYJ	12,000	263,111
Volvo AB	81,550	450,599
		713,710
Manufacturing – 0.7%
Konica Minolta Holdings, Inc.	82,500	639,274
Smiths Group PLC	218,772	2,816,728
		3,456,002
Media – 6.5%
British Sky Broadcasting Group PLC	696,100	4,843,237
Gestevision Telecinco SA	278,800	2,970,410
Grupo Televisa SA Sponsored ADR (Mexico)	176,400	2,635,416
Johnston Press PLC	2,011,600	348,574
Societe Television Francaise 1	423,600	6,193,522
Thomson Reuters PLC	167,300	3,700,244
Vivendi SA	66,810	2,175,177
Wolters Kluwer NV	233,610	4,411,934
WPP PLC	660,381	3,795,479
		31,073,993
Metal Fabricate & Hardware – 0.9%
Assa Abloy AB, Series B	317,000	3,596,831
Jiangxi Copper Co. Ltd.	98,000	72,855
Vallourec SA	3,700	420,821
		4,090,507
Mining – 0.7%
Barrick Gold Corp.	10,600	383,901
BHP Billiton Ltd.	35,100	739,252
BHP Billiton PLC	63,690	1,199,721
Cia Vale do Rio Doce Sponsored ADR (Brazil)	23,300	248,145
First Quantum Minerals Ltd.	2,600	37,089
Inmet Mining Corp.	2,200	34,893
International Nickel Indonesia Tbk PT	316,500	57,272
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	50,731	322,649
Sumitomo Metal Mining Co. Ltd.	38,000	403,886
		3,426,808
Office Equipment/Supplies – 2.2%
Canon, Inc.	332,650	10,442,396
Oil & Gas – 5.5%
BP PLC	181,500	1,390,705
China Petrolium and Chemical Corp. Class H	2,290,000	1,410,762
ENI SpA	36,300	860,160
Imperial Oil Ltd.	4,600	152,737
INPEX Holdings, Inc.	629	4,969,447
LUKOIL Sponsored ADR (Russia)	25,850	828,492
Nexen, Inc.	23,300	404,848
Petro-Canada	33,600	727,252

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PTT Aromatics & Refining PCL	194,100	$53,018
PTT Public Co. Ltd.	72,200	363,284
Royal Dutch Shell PLC Class A	72,700	1,894,811
Royal Dutch Shell PLC Class A	184,200	4,815,047
StatoilHydro ASA	43,100	709,869
Thai Oil PLC	98,600	66,905
Total SA	132,590	7,228,498
Tupras Turkiye Petrol Rafine	16,500	174,410
		26,050,245
Packaging & Containers – 0.1%
Amcor Ltd.	65,100	264,590
Pharmaceuticals – 8.2%
Actelion Ltd. (a)	41,895	2,359,581
Bayer AG	104,690	6,149,989
Celesio AG	2,800	76,471
GlaxoSmithKline PLC	419,910	7,795,377
Merck KGaA	52,390	4,763,169
Novartis AG	84,240	4,220,802
Roche Holding AG	81,302	12,515,117
Sanofi-Aventis	16,200	1,028,925
		38,909,431
Real Estate – 0.1%
New World Development Ltd.	277,000	282,995
Retail – 2.6%
Aeon Co. Ltd.	45,000	450,731
Compagnie Financiere Richemont AG Class A	322,406	6,143,086
Signet Jewelers Ltd.	351,230	3,045,164
Swatch Group AG	18,200	2,542,277
		12,181,258
Semiconductors – 4.6%
ASML Holding NV	374,331	6,679,973
Rohm Co. Ltd.	104,000	5,251,528
Samsung Electronics Co. Ltd.	17,610	6,394,504
Siliconware Precis	164,000	143,328
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	309,548	2,445,429
Tokyo Electron Ltd.	24,000	842,838
		21,757,600
Software – 2.0%
Infosys Technologies Ltd. Sponsored ADR (India)	92,180	2,264,863
SAP AG	199,700	7,157,074
		9,421,937
Telecommunications – 2.5%
America Movil SAB de C.V. Sponsored ADR (Mexico)	56,030	1,736,370
Bce, Inc.	3,700	75,319
China Telecom Corp. Ltd. Class H	662,000	250,990
Deutsche Telekom AG	31,100	472,520
France Telecom SA	11,300	316,074
KDDI Corp.	21	149,570
MTN Group Ltd.	142,670	1,688,050
Nippon Telegraph & Telephone Corp.	115	618,067
Nokia Oyj	41,200	638,721
Singapore Telecommunications Ltd.	1,523,500	2,712,622
Telecom Corp. of New Zealand Ltd.	117,200	157,079
Telecom Italia SpA	311,200	506,183
Telecom Italia SpA- RSP	125,200	139,706
Telefonaktiebolaget LM Ericsson Class B	84,800	650,374
Telefonica SA	30,900	692,638
TELUS Corp.	5,200	147,007
Vodafone Group PLC	579,100	1,165,794
		12,117,084
Toys, Games & Hobbies – 0.0%
Namco Bandai Holdings, Inc.	11,000	120,566
Transportation – 2.2%
Canadian National Railway Co.	88,310	3,246,276
East Japan Railway	34	265,534
Kuehne & Nagel International AG	45,600	2,956,527
Neptune Orient Lines Ltd/Singapore	83,000	65,160
TNT NV	209,340	4,020,627
		10,554,124
TOTAL COMMON STOCK (Cost $697,926,054)		461,050,911
PREFERRED STOCK — 0.0%
Iron & Steel – 0.0%
Usinas Siderurgicas de Minas Gerais SA Class A	11,000	128,419
TOTAL PREFERRED STOCK (Cost $270,371)		128,419
TOTAL EQUITIES (Cost $698,196,425)		461,179,330
RIGHTS — 0.0%
Banks – 0.0%
HBOS PLC Private Placement	309,841	-
Lloyds TSB Group PLC	673,871	-
		-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $698,196,425)		461,179,330
	Principal Amount
SHORT-TERM INVESTMENTS – 2.0%
Cash Equivalents – 0.5%
State Street Eurodollar Time Deposit, 0.010%, due 1/02/09	$2,483,966	2,483,966
Repurchase Agreement – 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09 (b)	7,072,184	7,072,184
TOTAL SHORT-TERM INVESTMENTS (Cost $9,556,150)		9,556,150
TOTAL INVESTMENTS – 99.1% (Cost $707,752,575) (c)		470,735,480
Other Assets/ (Liabilities) — 0.9%		4,145,979
NET ASSETS – 100.0%		$474,881,459

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments Industry classifications are unaudited.
ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,072,188. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 4.589%, maturity dates ranging from 8/01/35 - 5/15/36, and an aggregate market value, including accrued interest, of $7,217,067.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	123,321	$838,581
MassMutual Premier Core Bond Fund, Class S (a)	2,535,130	25,351,300
MassMutual Premier Discovery Value Fund, Class S (a)	46,906	274,871
MassMutual Premier Diversified Bond Fund, Class S (a)	2,764,199	26,232,249
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,133,208	6,912,566
MassMutual Premier Enhanced Index Value Fund, Class S (a)	966,633	7,491,407
MassMutual Premier Focused International Fund, Class S (a)	52,838	467,090
MassMutual Premier High Yield Fund, Class S (a)	454,830	3,142,872
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	2,779,628	26,100,708
MassMutual Premier International Bond Fund, Class S (a)	694,249	6,574,542
MassMutual Premier International Equity Fund, Class S (a)	266,270	2,452,344
MassMutual Premier Main Street Small Cap Fund, Class S (a)	347,187	2,201,165
MassMutual Premier Money Market Fund, Class S (a)	7,943,396	7,943,396
MassMutual Premier Short-Duration Bond Fund, Class S (a)	2,475,407	23,491,611
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	133,489	1,349,579
MassMutual Premier Value Fund, Class S (a)	29,938	291,296
MassMutual Select Aggressive Growth Fund, Class S (a)	432,761	1,618,526
MassMutual Select Blue Chip Growth Fund, Class S (a)	182,881	1,168,611
MassMutual Select Diversified Growth Fund, Class S (a)	446,325	2,307,502
MassMutual Select Diversified International Fund, Class S (a) (b)	654,803	3,260,919
MassMutual Select Diversified Value Fund, Class S (a)	238,536	1,633,973
MassMutual Select Emerging Growth Fund, Class S (a) (b)	104,442	454,321
MassMutual Select Focused Value Fund, Class S (a)	331,752	2,965,860
MassMutual Select Fundamental Value Fund, Class S (a)	375,314	2,826,116
MassMutual Select Large Cap Value Fund, Class S (a)	203,356	1,482,468
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	156,393	975,891
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	142,374	1,208,752
MassMutual Select Mid-Cap Value Fund, Class S (a)	273,859	1,760,910
MassMutual Select Overseas Fund, Class S (a)	1,306,067	6,190,758
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	69,481	704,538
MassMutual Select Small Cap Value Equity Fund, Class S (a)	181,084	1,111,859
MassMutual Select Small Company Growth Fund, Class S (a)	154,555	880,965
MassMutual Select Small Company Value Fund, Class S (a)	112,871	1,001,170
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	182,646	568,029
Oppenheimer Real Estate Fund, Class Y (a)	67,712	795,616
		174,032,361
TOTAL MUTUAL FUND (Cost $217,268,347)		174,032,361
TOTAL LONG-TERM INVESTMENTS (Cost $217,268,347)		174,032,361
TOTAL INVESTMENTS – 100.1% (Cost $217,268,347) (c)		174,032,361
Other Assets/ (Liabilities) — (0.1)%		(111,191)
NET ASSETS – 100.0%		$173,921,170

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	174,788	$1,188,562
MassMutual Premier Core Bond Fund, Class S (a)	1,659,333	16,593,333
MassMutual Premier Discovery Value Fund, Class S (a)	82,089	481,042
MassMutual Premier Diversified Bond Fund, Class S (a)	2,074,788	19,689,739
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,265,999	7,722,594
MassMutual Premier Enhanced Index Value Fund, Class S (a)	1,230,109	9,533,343
MassMutual Premier Focused International Fund, Class S (a)	36,519	322,831
MassMutual Premier High Yield Fund, Class S (a)	276,450	1,910,268
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	1,745,044	16,385,962
MassMutual Premier International Bond Fund, Class S (a)	259,686	2,459,225
MassMutual Premier International Equity Fund, Class S (a)	389,261	3,585,093
MassMutual Premier Main Street Small Cap Fund, Class S (a)	667,804	4,233,877
MassMutual Premier Money Market Fund, Class S (a)	3,567,311	3,567,311
MassMutual Premier Short-Duration Bond Fund, Class S (a)	1,122,215	10,649,821
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	121,818	1,231,584
MassMutual Premier Value Fund, Class S (a)	42,393	412,489
MassMutual Select Aggressive Growth Fund, Class S (a)	600,634	2,246,370
MassMutual Select Blue Chip Growth Fund, Class S (a)	355,674	2,272,757
MassMutual Select Diversified Growth Fund, Class S (a)	691,839	3,576,806
MassMutual Select Diversified International Fund, Class S (a) (b)	804,225	4,005,038
MassMutual Select Diversified Value Fund, Class S (a)	343,442	2,352,579
MassMutual Select Emerging Growth Fund, Class S (a) (b)	133,195	579,397
MassMutual Select Focused Value Fund, Class S (a)	284,796	2,546,073
MassMutual Select Fundamental Value Fund, Class S (a)	525,913	3,960,128
MassMutual Select Large Cap Value Fund, Class S (a)	284,960	2,077,358
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	312,509	1,950,057
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	283,870	2,410,054
MassMutual Select Mid-Cap Value Fund, Class S (a)	522,458	3,359,403
MassMutual Select Overseas Fund, Class S (a)	1,978,792	9,379,475
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	91,072	923,475
MassMutual Select Small Cap Value Equity Fund, Class S (a)	207,853	1,276,220
MassMutual Select Small Company Growth Fund, Class S (a)	183,748	1,047,364
MassMutual Select Small Company Value Fund, Class S (a)	140,022	1,241,993
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	180,757	562,155
Oppenheimer Real Estate Fund, Class Y (a)	64,849	761,970
		146,495,746
TOTAL MUTUAL FUND (Cost $202,577,714)		146,495,746
TOTAL LONG-TERM INVESTMENTS (Cost $202,577,714)		146,495,746
TOTAL INVESTMENTS – 100.1% (Cost $202,577,714) (c)		146,495,746
Other Assets/ (Liabilities) — (0.1)%		(103,723)
NET ASSETS – 100.0%		$146,392,023

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	822,402	$5,592,331
MassMutual Premier Core Bond Fund, Class S (a)	2,136,020	21,360,201
MassMutual Premier Discovery Value Fund, Class S (a)	101,152	592,749
MassMutual Premier Diversified Bond Fund, Class S (a)	3,200,328	30,371,112
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	4,459,454	27,202,671
MassMutual Premier Enhanced Index Value Fund, Class S (a)	3,615,559	28,020,579
MassMutual Premier Focused International Fund, Class S (a)	193,553	1,711,006
MassMutual Premier High Yield Fund, Class S (a)	703,249	4,859,448
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	2,498,876	23,464,448
MassMutual Premier International Bond Fund, Class S (a)	658,930	6,240,069
MassMutual Premier International Equity Fund, Class S (a)	1,518,670	13,986,947
MassMutual Premier Main Street Small Cap Fund, Class S (a)	2,815,133	17,847,940
MassMutual Premier Short-Duration Bond Fund, Class S (a)	758,422	7,197,423
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	396,511	4,008,729
MassMutual Premier Value Fund, Class S (a)	200,097	1,946,948
MassMutual Select Aggressive Growth Fund, Class S (a)	2,886,479	10,795,430
MassMutual Select Blue Chip Growth Fund, Class S (a)	1,322,777	8,452,543
MassMutual Select Diversified Growth Fund, Class S (a)	2,690,125	13,907,948
MassMutual Select Diversified International Fund, Class S (a) (b)	2,901,613	14,450,033
MassMutual Select Diversified Value Fund, Class S (a)	1,618,329	11,085,551
MassMutual Select Emerging Growth Fund, Class S (a) (b)	563,833	2,452,675
MassMutual Select Focused Value Fund, Class S (a)	759,856	6,793,116
MassMutual Select Fundamental Value Fund, Class S (a)	2,481,038	18,682,220
MassMutual Select Large Cap Value Fund, Class S (a)	1,346,938	9,819,178
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	1,123,922	7,013,274
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	967,370	8,212,976
MassMutual Select Mid-Cap Value Fund, Class S (a)	2,139,666	13,758,052
MassMutual Select Overseas Fund, Class S (a)	6,675,241	31,640,640
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	246,237	2,496,842
MassMutual Select Small Cap Value Equity Fund, Class S (a)	621,367	3,815,192
MassMutual Select Small Company Growth Fund, Class S (a)	714,130	4,070,541
MassMutual Select Small Company Value Fund, Class S (a)	426,169	3,780,123
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	562,080	1,748,070
Oppenheimer Real Estate Fund, Class Y (a)	196,289	2,306,391
		369,683,396
TOTAL MUTUAL FUND (Cost $565,871,754)		369,683,396
TOTAL LONG-TERM INVESTMENTS (Cost $565,871,754)		369,683,396
TOTAL INVESTMENTS – 100.1% (Cost $565,871,754) (c)		369,683,396
Other Assets/ (Liabilities) — (0.1)%		(213,375)
NET ASSETS – 100.0%		$369,470,021

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	883,315	$6,006,540
MassMutual Premier Core Bond Fund, Class S (a)	474,705	4,747,053
MassMutual Premier Discovery Value Fund, Class S (a)	291,391	1,707,551
MassMutual Premier Diversified Bond Fund, Class S (a)	1,088,352	10,328,457
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,805,565	11,013,945
MassMutual Premier Enhanced Index Value Fund, Class S (a)	2,190,896	16,979,441
MassMutual Premier Focused International Fund, Class S (a)	269,174	2,379,497
MassMutual Premier High Yield Fund, Class S (a)	393,028	2,715,825
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	900,220	8,453,069
MassMutual Premier International Bond Fund, Class S (a)	419,526	3,972,907
MassMutual Premier International Equity Fund, Class S (a)	1,488,089	13,705,302
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,843,231	11,686,084
MassMutual Premier Short-Duration Bond Fund, Class S (a)	182,090	1,728,034
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	299,469	3,027,629
MassMutual Premier Value Fund, Class S (a)	213,971	2,081,934
MassMutual Select Aggressive Growth Fund, Class S (a)	3,169,477	11,853,843
MassMutual Select Blue Chip Growth Fund, Class S (a)	2,243,628	14,336,786
MassMutual Select Diversified Growth Fund, Class S (a)	2,722,372	14,074,666
MassMutual Select Diversified International Fund, Class S (a) (b)	2,673,816	13,315,603
MassMutual Select Diversified Value Fund, Class S (a)	1,692,947	11,596,687
MassMutual Select Emerging Growth Fund, Class S (a) (b)	1,350,118	5,873,015
MassMutual Select Focused Value Fund, Class S (a)	572,214	5,115,590
MassMutual Select Fundamental Value Fund, Class S (a)	2,614,166	19,684,669
MassMutual Select Large Cap Value Fund, Class S (a)	1,450,134	10,571,473
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	1,103,954	6,888,674
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	1,008,709	8,563,937
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,713,256	11,016,235
MassMutual Select Overseas Fund, Class S (a)	5,263,933	24,951,041
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	213,342	2,163,284
MassMutual Select Small Cap Value Equity Fund, Class S (a)	770,447	4,730,546
MassMutual Select Small Company Growth Fund, Class S (a)	437,388	2,493,112
MassMutual Select Small Company Value Fund, Class S (a)	524,068	4,648,486
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	273,095	849,327
Oppenheimer Real Estate Fund, Class Y (a)	107,884	1,267,640
		274,527,882
TOTAL MUTUAL FUND (Cost $447,202,596)		274,527,882
TOTAL LONG-TERM INVESTMENTS (Cost $447,202,596)		274,527,882
TOTAL INVESTMENTS – 100.1% (Cost $447,202,596) (c)		274,527,882
Other Assets/ (Liabilities) — (0.1)%		(165,862)
NET ASSETS – 100.0%		$274,362,020

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	592,551	$4,029,347
MassMutual Premier Core Bond Fund, Class S (a)	106,575	1,065,746
MassMutual Premier Discovery Value Fund, Class S (a)	179,284	1,050,605
MassMutual Premier Diversified Bond Fund, Class S (a)	226,555	2,150,009
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,409,481	8,597,832
MassMutual Premier Enhanced Index Value Fund, Class S (a)	1,215,186	9,417,690
MassMutual Premier Focused International Fund, Class S (a)	122,111	1,079,463
MassMutual Premier High Yield Fund, Class S (a)	300,863	2,078,962
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	98,195	922,051
MassMutual Premier International Bond Fund, Class S (a)	310,997	2,945,138
MassMutual Premier International Equity Fund, Class S (a)	861,087	7,930,614
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,127,135	7,146,039
MassMutual Premier Short-Duration Bond Fund, Class S (a)	108,855	1,033,035
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	263,686	2,665,866
MassMutual Premier Value Fund, Class S (a)	143,371	1,395,002
MassMutual Select Aggressive Growth Fund, Class S (a)	2,106,108	7,876,843
MassMutual Select Blue Chip Growth Fund, Class S (a)	1,097,270	7,011,556
MassMutual Select Diversified Growth Fund, Class S (a)	1,705,263	8,816,207
MassMutual Select Diversified International Fund, Class S (a) (b)	1,620,904	8,072,101
MassMutual Select Diversified Value Fund, Class S (a)	1,109,218	7,598,141
MassMutual Select Emerging Growth Fund, Class S (a) (b)	748,506	3,256,003
MassMutual Select Focused Value Fund, Class S (a)	350,983	3,137,789
MassMutual Select Fundamental Value Fund, Class S (a)	1,689,104	12,718,954
MassMutual Select Large Cap Value Fund, Class S (a)	970,884	7,077,743
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	605,482	3,778,205
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	553,077	4,695,621
MassMutual Select Mid-Cap Value Fund, Class S (a)	895,266	5,756,563
MassMutual Select Overseas Fund, Class S (a)	3,541,134	16,784,975
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	191,508	1,941,890
MassMutual Select Small Cap Value Equity Fund, Class S (a)	459,984	2,824,300
MassMutual Select Small Company Growth Fund, Class S (a)	265,998	1,516,187
MassMutual Select Small Company Value Fund, Class S (a)	313,310	2,779,055
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	295,992	920,535
Oppenheimer Real Estate Fund, Class Y (a)	115,908	1,361,921
		161,431,988
TOTAL MUTUAL FUND (Cost $262,561,928)		161,431,988
TOTAL LONG-TERM INVESTMENTS (Cost $262,561,928)		161,431,988
TOTAL INVESTMENTS – 100.1% (Cost $262,561,928) (c)		161,431,988
Other Assets/ (Liabilities) — (0.1)%		(107,248)
NET ASSETS – 100.0%		$161,324,740

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUND – 100.7%
Diversified Financial – 100.7%
MassMutual Premier Capital Appreciation Fund, Class S (a)	35,566	$241,847
MassMutual Premier Core Bond Fund, Class S (a)	8,306	83,062
MassMutual Premier Discovery Value Fund, Class S (a)	10,695	62,671
MassMutual Premier Diversified Bond Fund, Class S (a)	9,113	86,480
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	97,929	597,367
MassMutual Premier Enhanced Index Value Fund, Class S (a)	77,668	601,929
MassMutual Premier Focused International Fund, Class S (a)	4,736	41,867
MassMutual Premier High Yield Fund, Class S (a)	12,486	86,281
MassMutual Premier Inflation-Protected Bond Fund, Class S (a)	10,012	94,012
MassMutual Premier International Bond Fund, Class S (a)	13,674	129,496
MassMutual Premier International Equity Fund, Class S (a)	58,460	538,419
MassMutual Premier Main Street Small Cap Fund, Class S (a)	72,931	462,383
MassMutual Premier Short-Duration Bond Fund, Class S (a)	6,302	59,808
MassMutual Premier Strategic Emerging Markets Fund Class S (a)	9,751	98,580
MassMutual Premier Value Fund, Class S (a)	8,596	83,643
MassMutual Select Aggressive Growth Fund, Class S (a)	119,855	448,256
MassMutual Select Blue Chip Growth Fund, Class S (a)	104,709	669,092
MassMutual Select Diversified Growth Fund, Class S (a)	47,785	247,051
MassMutual Select Diversified International Fund, Class S (a) (b)	108,894	542,292
MassMutual Select Diversified Value Fund, Class S (a)	69,082	473,214
MassMutual Select Emerging Growth Fund, Class S (a) (b)	18,190	79,128
MassMutual Select Focused Value Fund, Class S (a)	20,403	182,407
MassMutual Select Fundamental Value Fund, Class S (a)	104,690	788,319
MassMutual Select Large Cap Value Fund, Class S (a)	57,853	421,752
MassMutual Select Mid-Cap Growth Equity Fund, Class S (a) (b)	36,355	226,857
MassMutual Select Mid-Cap Growth Equity II Fund, Class S (a)	33,114	281,136
MassMutual Select Mid-Cap Value Fund, Class S (a)	56,313	362,092
MassMutual Select Overseas Fund, Class S (a)	212,226	1,005,950
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	8,202	83,164
MassMutual Select Small Cap Value Equity Fund, Class S (a)	27,180	166,882
MassMutual Select Small Company Growth Fund, Class S (a)	28,074	160,024
MassMutual Select Small Company Value Fund, Class S (a)	17,715	157,131
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	9,224	28,688
Oppenheimer Real Estate Fund, Class Y (a)	4,256	50,013
		9,641,293
TOTAL MUTUAL FUND (Cost $14,417,108)		9,641,293
TOTAL LONG-TERM INVESTMENTS (Cost $14,417,108)		9,641,293
TOTAL INVESTMENTS – 100.7% (Cost $14,417,108) (c)		9,641,293
Other Assets/ (Liabilities) — (0.7)%		(62,894)
NET ASSETS – 100.0%		$9,578,399

Notes to Portfolio of Investments Industry classifications are unaudited.
(a)	Affiliated issuer. (Note 7).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities
December 31, 2008

		MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Assets:
	Investments, at value (Note 2) (a)	$199,550,591	$91,217,976
	Short-term investments, at value (Note 2) (b)	2,909,946	3,273,313
	Total investments	202,460,537	94,491,289
	Cash	6,475,369 *	176,704
	Foreign currency, at value (c)	729	17,732
	Receivables from:
	Investments sold	-	2,540,111
	Open forward foreign currency contracts (Note 2)	-	191,095
	Investment adviser (Note 3)	12	390
	Fund shares sold	107,803	71,369
	Interest and dividends	2,300,748	589,917
	Variation margin on open futures contracts (Note 2)	1,309,986	358,682
	Foreign taxes withheld	-	518
	Open swap agreements, at value (Note 2)	-	1,575,812
	Total assets	212,655,184	100,013,619
Liabilities:
	Payables for:
	Investments purchased	-	101,365
	Written options outstanding, at value (Note 2) (d)	459,563	70,594
	Open forward foreign currency contracts (Note 2)	47,346	206,783
	Fund shares repurchased	64,708	165,888
	Settlement of investments purchased on a when-issued basis (Note 2)	-	3,371,813
	Open swap agreements, at value (Note 2)	5,891,368	101,017
	Trustees' fees and expenses (Note 3)	20,810	17,277
	Affiliates (Note 3):
	Investment management fees	99,032	49,748
	Administration fees	27,438	21,507
	Service fees	43,687	8,868
	Distribution fees	459	266
	Due to custodian	-	-
	Accrued expense and other liabilities	60,679	79,364
	Total liabilities	6,715,090	4,194,490
	Net assets	$205,940,094	$95,819,129
Net assets consist of:
	Paid-in capital	$248,409,566	$124,291,173
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	6,046,103	(960,489)
	Accumulated net realized gain (loss) on investments	(1,829,230)	(13,707,709)
	Net unrealized appreciation (depreciation) on investments	(46,686,345)	(13,803,846)
	Net assets	$205,940,094	$95,819,129

(a)	Cost of investments - unaffiliated issuers:	$241,957,149	$106,594,891
(b)	Cost of short-term investments:	$2,909,946	$3,273,313
(c)	Cost of foreign currency:	$6,742	$17,507
(d)	Premiums on written options:	$272,258	$42,190

*	Includes $5,500,000 pledged as collateral for open swap contracts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$293,689,079	$741,378,806	$43,912,212	$677,230,162	$1,367,447,916	$28,673,150
12,192,502	30,367,470	1,121,874	38,203,652	40,354,372	2,450,434
305,881,581	771,746,276	45,034,086	715,433,814	1,407,802,288	31,123,584
-	-	-	-	-	-
-	-	-	-	-	-

131,214	-	43,097	639,340	-	-
-	-	-	-	-	-
-	-	-	-	67,187	3,222
180,071	445,793	183,237	664,478	1,421,402	20,876
846,971	1,922,014	55,827	713,069	3,104,291	34,331
-	-	-	-	575,491	-
9,987	22,901	-	66,010	-	5,025
-	-	-	-	-	-
307,049,824	774,136,984	45,316,247	717,516,711	1,412,970,659	31,187,038

462,952	3,612,858	51,961	-	2,260,976	208,256
-	-	-	-	-	-
-	-	-	-	-	-
589,348	270,307	44	7,081,526	882,865	4,822
-	-	-	-	-	-
-	-	-	-	-	-
39,802	97,187	8,526	121,038	197,219	3,015

132,467	425,657	26,729	407,983	122,902	18,832
39,746	136,675	5,870	124,936	360,057	7,138
34,293	111,241	6,053	124,810	115,329	11,225
383	1,257	49	358	1,604	50
-	-	13	-	-	-
48,859	61,577	41,988	69,570	85,332	42,341
1,347,850	4,716,759	141,233	7,930,221	4,026,284	295,679
$305,701,974	$769,420,225	$45,175,014	$709,586,490	$1,408,944,375	$30,891,359

$504,938,383	$979,490,985	$74,647,039	$843,375,967	$1,847,020,967	$51,827,245
(38,784)	(75,626)	(8,387)	(283,198)	135,629	(3,080)
(40,596,446)	(44,562,970)	(19,945,810)	(4,291,069)	(63,496,854)	(13,700,466)
(158,601,179)	(165,432,164)	(9,517,828)	(129,215,210)	(374,715,367)	(7,232,340)
$305,701,974	$769,420,225	$45,175,014	$709,586,490	$1,408,944,375	$30,891,359

$452,290,258	$906,810,970	$53,430,040	$806,449,495	$1,743,445,217	$35,905,490
$12,192,502	$30,367,470	$1,121,874	$38,203,652	$40,354,372	$2,450,434
$-	$-	$-	$-	$-	$-
$-	$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Class A shares:
Net assets	$67,723,492	$13,400,258
Shares outstanding (a)	8,092,310	1,795,385
Net asset value and redemption price per share	$8.37	$7.46
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.79	$7.92
Class L shares:
Net assets	$20,993,854	$41,912,600
Shares outstanding (a)	2,501,551	5,609,143
Net asset value and redemption price per share	$8.39	$7.47
Class Y shares:
Net assets	$63,385,292	$28,906,372
Shares outstanding (a)	7,545,960	3,872,868
Net asset value, offering price and redemption price per share	$8.40	$7.46
Class S shares:
Net assets	$53,079,049	$11,176,155
Shares outstanding (a)	6,320,173	1,501,222
Net asset value, offering price and redemption price per share	$8.40	$7.44
Class Z shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value and redemption price per share	$-	$-
Class N shares:
Net assets	$758,407	$423,744
Shares outstanding (a)	90,608	56,861
Net asset value, offering price and redemption price per share	$8.37	$7.45

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$52,939,610	$176,524,347	$9,563,495	$193,387,092	$183,341,639	$17,999,596
7,749,140	23,592,695	1,773,817	26,687,574	22,329,581	2,776,889
$6.83	$7.48	$5.39	$7.25	$8.21	$6.48
$7.25	$7.94	$5.72	$7.69	$8.71	$6.88

$44,159,990	$141,301,936	$7,309,068	$119,982,425	$200,047,832	$6,482,157
6,448,709	18,790,820	1,356,143	16,508,868	24,295,813	998,805
$6.85	$7.52	$5.39	$7.27	$8.23	$6.49

$54,181,016	$92,098,029	$2,000,427	$61,599,204	$251,184,293	$4,997,820
7,914,164	12,243,543	368,875	8,453,813	30,451,390	769,526
$6.85	$7.52	$5.42	$7.29	$8.25	$6.49

$153,801,372	$357,433,191	$26,224,811	$334,044,517	$367,765,023	$1,332,818
22,451,130	47,444,082	4,849,409	45,822,070	44,124,764	204,490
$6.85	$7.53	$5.41	$7.29	$8.33	$6.52

$-	$-	$-	$-	$404,065,418	$-
-	-	-	-	48,559,198	-
$-	$-	$-	$-	$8.32	$-

$619,986	$2,062,722	$77,213	$573,252	$2,540,170	$78,968
90,508	278,276	14,296	79,669	312,021	12,086
$6.85	$7.41	$5.40	$7.20	$8.14	$6.53

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund
Assets:
Investments, at value (Note 2) (a)	$436,415,641	$42,815,374
Short-term investments, at value (Note 2) (b)	3,278,753	995,132
Total investments	439,694,394	43,810,506
Cash	840	-
Receivables from:
Investments sold	1,109,376	103,275
Fund shares sold	398,253	42,843
Interest and dividends	476,212	70,991
Broker for collateral held for open futures contracts (Note 2)	-	-
Variation margin on open futures contracts (Note 2)	-	-
Foreign taxes withheld	42,035	702
Total assets	441,721,110	44,028,317
Liabilities:
Payables for:
Investments purchased	1,091,146	578,108
Fund shares repurchased	3,672,532	4,087
Investment advisor (Note 3)	10,033	14,308
Trustees' fees and expenses (Note 3)	98,841	3,203
Affiliates (Note 3):
Investment management fees	221,059	25,877
Administration fees	121,469	1,935
Service fees	32,337	169
Distribution fees	716	33
Due to custodian	-	-
Accrued expense and other liabilities	64,069	64,744
Total liabilities	5,312,202	692,464
Net assets	$436,408,908	$43,335,853
Net assets consist of:
Paid-in capital	$770,107,976	$89,638,079
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	28,716	(3,080)
Accumulated net realized gain (loss) on investments	(188,576,999)	(28,109,285)
Net unrealized appreciation (depreciation) on investments	(145,150,785)	(18,189,861)
Net assets	$436,408,908	$43,335,853

(a) Cost of investments - unaffiliated issuers:	$581,594,262	$61,005,235
(b) Cost of short-term investments:	$3,278,753	$995,132

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$22,155,440	$229,798,756	$29,371,592	$361,119,115	$94,945,199	$89,396,198
727,031	5,620,555	348,673	20,006,086	4,840,128	-
22,882,471	235,419,311	29,720,265	381,125,201	99,785,327	89,396,198
-	-	-	-	-	3,356,251

-	370,908	5,160	-	-	-
19,669	385,896	26,772	248,518	264,753	153,329
32,284	111,517	11,912	1,577,114	322,065	239,789
-	-	-	-	-	418,000
-	-	1,596	-	-	108,680
3,351	-	-	-	-	-
22,937,775	236,287,632	29,765,705	382,950,833	100,372,145	93,672,247

113,749	243,058	-	96,240	242,057	-
-	95,463	-	5,288,637	9,335	5,285
-	-	-	-	-	-
3,798	45,669	6,065	74,714	9,479	7,837

12,980	150,907	3,945	230,499	59,157	58,225
4,192	44,357	13,789	73,127	12,243	11,158
2,366	29,658	8,199	70,081	3,056	5,018
1	53	77	1,075	19	119
223	-	-	-	-	-
38,677	47,816	41,005	50,934	42,419	48,148
175,986	656,981	73,080	5,885,307	377,765	135,790
$22,761,789	$235,630,651	$29,692,625	$377,065,526	$99,994,380	$93,536,457

$34,004,625	$365,890,176	$60,742,635	$608,948,130	$194,194,878	$163,828,060
(3,728)	(44,928)	11,396	(73,544)	393,827	33,538
(4,982,215)	(15,057,091)	(22,234,688)	(32,518,957)	(43,336,759)	(29,331,238)
(6,256,893)	(115,157,506)	(8,826,718)	(199,290,103)	(51,257,566)	(40,993,903)
$22,761,789	$235,630,651	$29,692,625	$377,065,526	$99,994,380	$93,536,457

$28,412,333	$344,956,262	$38,199,043	$560,409,218	$146,202,765	$130,628,617
$727,031	$5,620,555	$348,673	$20,006,086	$4,840,128	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund
Class A shares:
Net assets	$49,345,170	$257,221
Shares outstanding (a)	7,876,981	49,898
Net asset value and redemption price per share	$6.26	$5.15
Offering price per share (100/[100-maximum sales charge] of net asset value)	$6.65	$5.46
Class L shares:
Net assets	$222,052,618	$51,993
Shares outstanding (a)	34,913,861	10,049
Net asset value and redemption price per share	$6.36	$5.17
Class Y shares:
Net assets	$25,875,735	$52,074
Shares outstanding (a)	4,060,229	10,073
Net asset value, offering price and redemption price per share	$6.37	$5.17
Class S shares:
Net assets	$138,538,402	$42,922,870
Shares outstanding (a)	21,689,206	8,303,720
Net asset value, offering price and redemption price per share	$6.39	$5.17
Class N shares:
Net assets	$596,983	$51,695
Shares outstanding (a)	97,066	10,010
Net asset value, offering price and redemption price per share	$6.15	$5.16

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$3,625,530		$45,136,664	$12,506,360	$107,232,995	$4,444,054	$7,950,115
597,024		12,607,743	4,205,512	12,388,511	691,036	1,294,456
$6.07		$3.58	$2.97	$8.66	$6.43	$6.14
$6.44		$3.80	$3.15	$9.19	$6.82	$6.52

$160,060		$61,240,051	$4,363,266	$69,539,042	$32,487,592	$24,811,338
25,657		16,712,118	1,438,644	7,904,318	5,045,972	4,039,706
$6.24		$3.66	$3.03	$8.80	$6.44	$6.14

$8,584,891		$16,755,475	$1,922,448	$56,398,874	$2,173,509	$4,678,691
1,390,426		4,514,661	627,198	6,359,091	338,006	761,779
$6.17		$3.71	$3.07	$8.87	$6.43	$6.14

$10,390,430		$112,414,776	$10,781,008	$142,372,423	$60,858,483	$55,899,214
1,672,724		30,019,282	3,483,385	15,933,974	9,464,470	9,100,070
$6.21		$3.74	$3.09	$8.94	$6.43	$6.14

$878		$83,685	$119,543	$1,522,192	$30,742	$197,099
146		23,997	41,139	179,534	4,777	32,022
$6.03	*	$3.49	$2.91	$8.48	$6.44	$6.16

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

		MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Assets:
	Investments, at value (Note 2) (a)	$378,257,479	$70,110,945
	Short-term investments, at value (Note 2) (b)	16,286,151	2,734,417
	Total investments	394,543,630	72,845,362
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	1,457,478	53,714
	Open forward foreign currency contracts (Note 2)	-	-
	Investment adviser (Note 3)	2	-
	Fund shares sold	618,614	198,795
	Interest and dividends	613,512	39,375
	Broker for collateral held for open futures contracts (Note 2)	-	-
	Variation margin on open futures contracts (Note 2)	-	-
	Foreign taxes withheld	-	985
	Total assets	397,233,236	73,138,231
Liabilities:
	Payables for:
	Investments purchased	4,735,316	320,454
	Open forward foreign currency contracts (Note 2)	-	-
	Fund shares repurchased	10,765	1,173
	Investment advisor (Note 3)	-	-
	Trustees' fees and expenses (Note 3)	52,504	16,506
	Affiliates (Note 3):
	Investment management fees	276,833	43,301
	Administration fees	78,827	10,891
	Service fees	52,405	6,866
	Distribution fees	683	116
	Accrued expense and other liabilities	50,185	45,158
	Total liabilities	5,257,518	444,465
	Net assets	$391,975,718	$72,693,766
Net assets consist of:
	Paid-in capital	$524,010,124	$177,324,692
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	2,077,357	(6,343)
	Accumulated net realized gain (loss) on investments	(9,414,014)	(86,324,928)
	Net unrealized appreciation (depreciation) on investments	(124,697,749)	(18,299,655)
	Net assets	$391,975,718	$72,693,766

(a)	Cost of investments - unaffiliated issuers:	$502,955,228	$88,410,563
(b)	Cost of short-term investments:	$16,286,151	$2,734,417
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$787,883,630	$363,321,195	$52,321,062	$42,498,980	$127,124,585
19,114,853	9,177,214	1,835,582	1,538,814	3,484,814
806,998,483	372,498,409	54,156,644	44,037,794	130,609,399
-	-	-	-	379,429

4,545,854	3,150,575	391,805	558,811	363,254
-	-	-	-	1,001,188
-	-	-	-	-
491,638	341,309	132,642	50,902	251,006
412,477	212,699	17,862	8,603	306,600
-	-	-	-	40,333
-	-	-	-	151,971
1,461	101	-	-	109,006
812,449,913	376,203,093	54,698,953	44,656,110	133,212,186

166,430	3,157,481	1,203,044	657,922	998,008
-	-	-	-	891,797
12,992,081	3,970,636	1,192	2,236	5,179
-	-	-	-	79,892
113,871	58,201	12,273	11,131	10,137

519,385	259,369	38,069	29,536	100,536
165,398	76,066	11,040	7,996	19,917
132,242	37,304	8,420	4,460	25,434
746	192	153	74	31
66,815	60,164	41,677	40,264	65,143
14,156,968	7,619,413	1,315,868	753,619	2,196,074
$798,292,945	$368,583,680	$53,383,085	$43,902,491	$131,016,112

$1,123,112,435	$494,762,696	$92,439,461	$90,666,479	$263,251,414
91,311	8,723	(39,414)	(10,986)	(1,744,633)
(36,948,204)	(41,358,673)	(28,311,830)	(38,269,339)	(28,327,716)
(287,962,597)	(84,829,066)	(10,705,132)	(8,483,663)	(102,162,953)
$798,292,945	$368,583,680	$53,383,085	$43,902,491	$131,016,112

$1,075,845,771	$448,138,177	$63,026,194	$50,982,643	$229,370,278
$19,114,853	$9,177,214	$1,835,582	$1,538,814	$3,484,814
$-	$-	$-	$-	$372,514

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Class A shares:
Net assets	$84,720,715	$10,725,669
Shares outstanding (a)	9,775,546	1,786,695
Net asset value and redemption price per share	$8.67	$6.00
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.20	$6.37
Class L shares:
Net assets	$46,039,094	$16,918,604
Shares outstanding (a)	5,246,365	2,756,234
Net asset value and redemption price per share	$8.78	$6.14
Class Y shares:
Net assets	$73,216,325	$3,325,971
Shares outstanding (a)	8,287,885	535,385
Net asset value, offering price and redemption price per share	$8.83	$6.21
Class S shares:
Net assets	$186,898,723	$41,538,853
Shares outstanding (a)	21,074,761	6,658,340
Net asset value, offering price and redemption price per share	$8.87	$6.24
Class N shares:
Net assets	$1,100,861	$184,669
Shares outstanding (a)	130,454	31,360
Net asset value, offering price and redemption price per share	$8.44	$5.89

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$211,358,480	$60,322,521	$13,366,595	$6,821,773	$40,897,220
25,966,897	6,251,684	2,425,809	1,640,002	8,265,122
$8.14	$9.65	$5.51	$4.16	$4.95
$8.64	$10.24	$5.85	$4.41	$5.25

$258,164,537	$60,123,607	$8,624,723	$15,596,847	$23,603,848
31,030,477	6,085,850	1,532,873	3,669,493	4,751,641
$8.32	$9.88	$5.63	$4.25	$4.97

$105,886,094	$69,313,004	$10,027,436	$603,328	$5,478,499
12,554,933	6,918,145	1,764,349	139,627	1,102,816
$8.43	$10.02	$5.68	$4.32	$4.97

$221,677,308	$178,508,047	$21,209,970	$20,763,106	$60,986,500
26,105,247	17,604,567	3,719,746	4,769,041	12,255,428
$8.49	$10.14	$5.70	$4.35	$4.98

$1,206,526	$316,501	$154,361	$117,437	$50,045
151,412	33,551	28,603	28,856	10,124
$7.97	$9.43	$5.40	$4.07	$4.94

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

		MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Assets:
	Investments, at value (Note 2) (a)	$461,179,330	$-
	Investments, at value - affiliated issuers (Note 2) (b)	-	174,032,361
	Short-term investments, at value (Note 2) (c)	9,556,150	-
	Total investments	470,735,480	174,032,361
	Cash	-	8,944
	Foreign currency, at value (d)	395,441	-
	Receivables from:
	Investments sold	21,807	199,681
	Open forward foreign currency contracts (Note 2)	1,636,526	-
	Investment advisor (Note 3)	16,908	-
	Fund shares sold	727,140	6,836
	Interest and dividends	540,282	-
	Broker for collateral held for open futures contracts (Note 2)	139,728	-
	Variation margin on open futures contracts (Note 2)	62,749	-
	Foreign taxes withheld	1,713,252	-
	Total assets	475,989,313	174,247,822
Liabilities:
	Payables for:
	Investments purchased	147,486	9,117
	Open forward foreign currency contracts (Note 2)	260,348	-
	Fund shares repurchased	22,056	206,261
	Investment advisor (Note 3)	-	-
	Trustees' fees and expenses (Note 3)	82,777	20,408
	Affiliates (Note 3):
	Investment management fees	401,650	7,665
	Administration fees	54,545	15,453
	Service fees	30,796	24,574
	Distribution fees	546	57
	Accrued expense and other liabilities	107,650	43,117
	Total liabilities	1,107,854	326,652
	Net assets	$474,881,459	$173,921,170
Net assets consist of:
	Paid-in capital	$778,488,670	$227,922,404
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(4,219,057)	(19,811)
	Accumulated net realized gain (loss) on investments	(62,008,551)	(10,745,437)
	Net unrealized appreciation (depreciation) on investments	(237,379,603)	(43,235,986)
	Net assets	$474,881,459	$173,921,170

(a)	Cost of investments - unaffiliated issuers:	$698,196,425	$-
(b)	Cost of investments - affiliated issuers:	$-	$217,268,347
(c)	Cost of short-term investments:	$9,556,150	$-
(d)	Cost of foreign currency:	$387,684	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$-	$-	$-	$-	$-
146,495,746	369,683,396	274,527,882	161,431,988	9,641,293
-	-	-	-	-
146,495,746	369,683,396	274,527,882	161,431,988	9,641,293
4,000	-	-	-	-
-	-	-	-	-

34	64	177	355	-
-	-	-	-	-
-	-	-	-	-
126,271	201,994	313,159	278,552	17,132
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
146,626,051	369,885,454	274,841,218	161,710,895	9,658,425

117,159	190,480	305,701	262,583	17,128
-	-	-	-	-
13,073	11,392	7,498	16,238	639
-	-	-	-	508
15,257	45,633	33,880	19,476	439

6,378	23,840	11,750	6,848	398
14,001	40,908	30,817	16,126	272
24,863	55,888	44,144	21,651	343
344	259	116	80	38
42,953	47,033	45,292	43,153	60,261
234,028	415,433	479,198	386,155	80,026
$146,392,023	$369,470,021	$274,362,020	$161,324,740	$9,578,399

$217,836,928	$603,791,666	$470,976,790	$279,719,194	$14,887,404
(14,012)	(36,556)	(32,953)	(18,945)	(404)
(15,348,925)	(38,096,731)	(23,907,103)	(17,245,569)	(532,786)
(56,081,968)	(196,188,358)	(172,674,714)	(101,129,940)	(4,775,815)
$146,392,023	$369,470,021	$274,362,020	$161,324,740	$9,578,399

$-	$-	$-	$-	$-
$202,577,714	$565,871,754	$447,202,596	$262,561,928	$14,417,108
$-	$-	$-	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2008

	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Class A shares:
Net assets	$48,153,100	$43,222,663
Shares outstanding (a)	10,291,585	5,651,374
Net asset value and redemption price per share	$4.68	$7.65
Offering price per share (100/[100-maximum sales charge] of net asset value)	$4.97	$8.12
Class L shares:
Net assets	$149,950,222	$55,873,538
Shares outstanding (a)	31,889,980	7,266,478
Net asset value and redemption price per share	$4.70	$7.69
Class Y shares:
Net assets	$68,982,017	$58,457,130
Shares outstanding (a)	14,611,766	7,608,509
Net asset value, offering price and redemption price per share	$4.72	$7.68
Class S shares:
Net assets	$206,904,383	$16,278,661
Shares outstanding (a)	43,674,139	2,120,207
Net asset value, offering price and redemption price per share	$4.74	$7.68
Class N shares:
Net assets	$891,737	$89,178
Shares outstanding (a)	193,912	11,605
Net asset value, offering price and redemption price per share	$4.60	$7.68

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$38,451,230	$88,113,136	$71,231,221	$35,854,940	$613,796
5,219,724	13,255,584	11,029,732	5,591,513	106,306
$7.37	$6.65	$6.46	$6.41	$5.77
$7.82	$7.05	$6.85	$6.80	$6.12

$35,332,858	$137,141,769	$107,170,899	$67,642,867	$419,177
4,778,769	20,524,342	16,495,765	10,484,329	72,541
$7.39	$6.68	$6.50	$6.45	$5.78

$39,901,267	$77,838,016	$54,288,799	$30,695,068	$1,476,501
5,396,384	11,667,058	8,371,650	4,762,534	255,475
$7.39	$6.67	$6.48	$6.45	$5.78

$32,208,015	$65,951,285	$41,481,692	$26,999,918	$7,008,360
4,353,989	9,873,797	6,388,579	4,185,113	1,212,524
$7.40	$6.68	$6.49	$6.45	$5.78

$498,653	$425,815	$189,409	$131,947	$60,565
67,559	64,068	29,270	20,501	10,449
$7.38	$6.65	$6.47	$6.44	$5.80

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2008

		MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Investment income (Note 2):
	Dividends (a)	$122,907	$2,045,606
	Interest	18,467,356	4,209,495
	Securities lending net income	28,831	12,192
	Total investment income	18,619,094	6,267,293
Expenses (Note 3):
	Investment management fees	1,598,447	902,724
	Custody fees	69,419	74,569
	Audit and legal fees	51,000	49,383
	Proxy fees	1,257	1,657
	Shareholder reporting fees	6,955	12,743
	Trustees' fees	25,397	13,964
		1,752,475	1,055,040
	Administration fees:
	Class A	206,479	65,114
	Class L	72,139	197,785
	Class Y	113,955	95,579
	Class S	31,903	19,584
	Class Z	-	-
	Class N	4,256	2,402
	Distribution fees:
	Class N	3,547	1,593
	Service fees:
	Class A	206,479	49,782
	Class N	3,547	1,593
	Total expenses	2,394,780	1,488,472
	Expenses waived (Note 3):
	Class A fees waived by advisor	(23,257)	-
	Class L fees waived by advisor	(8,508)	-
	Class Y fees waived by advisor	-	-
	Class N fees waived by advisor	(750)	-
	Class A administrative fees waived	-	-
	Class L administrative fees waived	-	-
	Class N administrative fees waived	-	-
	Net expenses	2,362,265	1,488,472
	Net investment income (loss)	16,256,829	4,778,821
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	250,052	(13,912,936)
	Futures contracts	2,893,538	457,724
	Written options	3,262,155	858,538
	Swap contracts	251,648	(762,355)
	Foreign currency transactions	81,792	166,594
	Net realized gain (loss)	6,739,185	(13,192,435)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(42,463,580)	(32,551,032)
	Futures contracts	770,305	(10,199)
	Written options	(131,878)	(16,683)
	Swap contracts	(3,536,304)	1,259,116
	Translation of assets and liabilities in foreign currencies	(26,801)	(23,888)
	Net change in unrealized appreciation (depreciation)	(45,388,258)	(31,342,686)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(38,649,073)	(44,535,121)
	Net increase (decrease) in net assets resulting from operations	$(22,392,244)	$(39,756,300)

(a)	Net of withholding tax of:	$-	$25,854

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$15,160,253	$26,865,570	$1,629,765	$18,938,220	$44,378,593	$926,036
28,084	130,732	32,259	209,841	260,471	19,481
30,694	33,637	8,283	325,229	152,375	6,086
15,219,031	27,029,939	1,670,307	19,473,290	44,791,439	951,603

2,374,168	6,554,983	442,350	7,098,792	1,929,788	338,588
56,804	80,919	20,729	144,450	173,255	17,507
42,376	51,752	35,752	53,749	70,024	35,981
897	913	1,657	995	912	676
27,209	50,428	7,586	57,675	91,802	4,225
43,134	89,347	5,744	98,005	171,124	4,101
2,544,588	6,828,342	513,818	7,453,666	2,436,905	401,078

256,934	720,461	37,230	951,141	1,184,911	71,744
178,094	659,081	28,121	594,217	1,375,736	26,507
146,519	177,041	3,069	173,735	1,151,680	10,204
134,961	561,062	29,229	435,027	1,653,564	4,325
-	-	-	-	419,894	-
3,917	8,601	345	2,598	20,295	584

2,659	5,925	262	1,735	9,579	417

208,347	575,632	33,421	733,000	617,527	59,786
2,659	5,925	262	1,735	9,579	417
3,478,678	9,542,070	645,757	10,346,854	8,879,670	575,062

-	-	-	-	-	(7,123)
-	-	-	-	-	(2,624)
-	-	-	-	-	(2,020)
-	-	-	-	-	(47)
-	-	-	-	(494,022)	-
-	-	-	-	(573,582)	-
-	-	-	-	(7,663)	-
3,478,678	9,542,070	645,757	10,346,854	7,804,403	563,248
11,740,353	17,487,869	1,024,550	9,126,436	36,987,036	388,355

(40,638,475)	(44,281,919)	(18,876,941)	6,598,704	(29,214,789)	(13,533,227)
-	-	-	-	(11,356,358)	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	(178,240)	-	-
(40,638,475)	(44,281,919)	(18,876,941)	6,420,464	(40,571,147)	(13,533,227)

(205,032,536)	(372,449,555)	(11,579,470)	(520,374,773)	(847,626,869)	(8,257,552)
-	-	-	-	1,129,331	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	1,620	-	-
(205,032,536)	(372,449,555)	(11,579,470)	(520,373,153)	(846,497,538)	(8,257,552)
(245,671,011)	(416,731,474)	(30,456,411)	(513,952,689)	(887,068,685)	(21,790,779)
$(233,930,658)	$(399,243,605)	$(29,431,861)	$(504,826,253)	$(850,081,649)	$(21,402,424)

$85,969	$65,335	$-	$198,184	$-	$9,995

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2008

		MassMutual Select Blue Chip Growth Fund	MassMutual Select Diversified Growth Fund
Investment income (Note 2):
	Dividends (a)	$6,613,981	$876,893
	Interest	68,983	8,453
	Securities lending net income	53,207	192
	Total investment income	6,736,171	885,538
Expenses (Note 3):
	Investment management fees	4,328,799	538,978
	Custody fees	68,400	34,492
	Audit and legal fees	50,056	35,478
	Proxy fees	1,029	1,084
	Shareholder reporting fees	26,861	3,633
	Trustees' fees	57,570	5,393
		4,532,715	619,058
	Administration fees:
	Class A	301,010	408
	Class L	1,473,051	237
	Class Y	120,150	118
	Class S	297,941	38,312
	Class N	9,447	276
	Distribution fees:
	Class N	5,151	197
	Service fees:
	Class A	184,217	340
	Class N	5,151	197
	Total expenses	6,928,833	659,143
	Expenses waived (Note 3):
	Class A fees waived by advisor	(78,285)	(141)
	Class L fees waived by advisor	(237,235)	(82)
	Class Y fees waived by advisor	(43,873)	(82)
	Class S fees waived by advisor	(67,655)	(41,381)
	Class N fees waived by advisor	(1,733)	(82)
	Class A management fees waived	(31,557)	-
	Class L management fees waived	(155,981)	-
	Class Y management fees waived	(18,256)	-
	Class S management fees waived	(81,367)	-
	Class N management fees waived	(913)	-
	Net expenses	6,211,978	617,375
	Net investment income (loss)	524,193	268,163
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(91,599,550)	(28,107,266)
	Futures contracts	-	-
	Foreign currency transactions	(13,630)	(19,640)
	Net realized gain (loss)	(91,613,180)	(28,126,906)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(239,151,497)	(17,649,544)
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	25,461	12,139
	Net change in unrealized appreciation (depreciation)	(239,126,036)	(17,637,405)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(330,739,216)	(45,764,311)
	Net increase (decrease) in net assets resulting from operations	$(330,215,023)	$(45,496,148)

(a)	Net of withholding tax of:	$100,394	$15,150

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$386,828	$1,865,169	$233,845	$12,671,722	$2,763,279	$3,079,643
1,658	61,594	8,759	382,139	58,425	23,689
3,313	40,450	15,209	42,499	48,156	97,592
391,799	1,967,213	257,813	13,096,360	2,869,860	3,200,924

228,698	2,831,094	64,947	4,324,260	1,075,287	977,860
8,309	41,769	14,979	57,155	16,447	23,935
34,172	41,227	36,883	44,919	36,718	43,754
897	1,749	912	995	995	596
5,858	24,277	6,350	38,199	9,216	7,345
3,110	35,977	3,820	58,246	13,716	11,295
281,044	2,976,093	127,891	4,523,774	1,152,379	1,064,785

19,242	262,570	111,525	550,896	20,312	36,699
4,052	339,666	42,701	398,361	145,610	95,773
22,164	58,922	12,670	178,086	3,495	10,834
28,766	172,138	58,661	205,967	47,970	39,355
5	1,170	1,749	8,544	123	1,020

3	741	648	5,557	88	728

13,631	190,600	44,653	411,854	16,927	30,583
3	741	648	5,557	88	728
368,910	4,002,641	401,146	6,288,596	1,386,992	1,280,505

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
368,910	4,002,641	401,146	6,288,596	1,386,992	1,280,505
22,889	(2,035,428)	(143,333)	6,807,764	1,482,868	1,920,419

(4,825,568)	1,539,960	(476,304)	(33,899,419)	(41,908,996)	(26,070,465)
-	-	(517,961)	-	-	(817,108)
-	-	-	-	-	-
(4,825,568)	1,539,960	(994,265)	(33,899,419)	(41,908,996)	(26,887,573)

(12,284,054)	(223,269,661)	(21,549,480)	(292,608,067)	(17,577,859)	(21,312,980)
-	-	(4,297)	-	-	195,165
-	-	-	-	-	-
(12,284,054)	(223,269,661)	(21,553,777)	(292,608,067)	(17,577,859)	(21,117,815)
(17,109,622)	(221,729,701)	(22,548,042)	(326,507,486)	(59,486,855)	(48,005,388)
$(17,086,733)	$(223,765,129)	$(22,691,375)	$(319,699,722)	$(58,003,987)	$(46,084,969)

$3,292	$966	$1,855	$-	$-	$998

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2008

		MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Investment income (Note 2):
	Dividends (a)	$7,919,683	$728,027
	Interest	160,157	29,225
	Securities lending net income	257,481	33,660
	Total investment income	8,337,321	790,912
Expenses (Note 3):
	Investment management fees	4,326,279	842,110
	Custody fees	56,670	50,489
	Audit and legal fees	42,647	36,265
	Proxy fees	1,967	1,463
	Shareholder reporting fees	29,917	15,067
	Trustees' fees	45,165	10,808
		4,502,645	956,202
	Administration fees:
	Class A	393,535	52,899
	Class L	285,841	85,058
	Class Y	193,180	7,332
	Class S	382,856	61,698
	Class N	5,943	966
	Distribution fees:
	Class N	3,630	676
	Service fees:
	Class A	273,820	43,008
	Class N	3,630	676
	Total expenses	6,045,080	1,208,515
	Expenses waived (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Net expenses	6,045,080	1,208,515
	Net investment income (loss)	2,292,241	(417,603)
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	3,409,071	(40,012,329)
	Futures contracts	-	-
	Written options	-	-
	Foreign currency transactions	(6,785)	8,974
	Net realized gain (loss)	3,402,286	(40,003,355)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(159,566,486)	(27,474,797)
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	-	(37)
	Net change in unrealized appreciation (depreciation)	(159,566,486)	(27,474,834)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(156,164,200)	(67,478,189)
	Net increase (decrease) in net assets resulting from operations	$(153,871,959)	$(67,895,792)

(a)	Net of withholding tax of:	$627	$5,279

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$7,258,458	$5,096,893	$482,170	$195,366	$7,821,729
475,864	374,256	18,445	21,791	73,724
596,609	453,279	98,324	111,213	12,487
8,330,931	5,924,428	598,939	328,370	7,907,940

9,227,764	4,468,536	788,374	573,416	1,740,166
119,876	89,535	43,460	18,057	153,388
55,864	49,177	34,250	35,454	40,823
892	1,050	1,932	1,349	897
57,294	29,244	9,727	8,081	8,061
108,100	48,310	8,861	6,721	15,422
9,569,790	4,685,852	886,604	643,078	1,958,757

1,020,900	352,454	105,274	40,577	160,347
1,355,623	362,750	81,248	83,179	109,105
289,989	252,916	17,050	1,506	5,206
278,046	317,959	48,379	29,197	49,990
7,719	2,791	1,392	636	291

5,154	1,525	872	414	208

786,760	216,230	75,390	30,336	133,622
5,154	1,525	872	414	208
13,319,135	6,194,002	1,217,081	829,337	2,417,734

-	-	-	-	(76,461)
-	-	-	-	(52,026)
-	-	-	-	(2,535)
-	-	-	-	(73,040)
-	-	-	-	(119)
13,319,135	6,194,002	1,217,081	829,337	2,213,553
(4,988,204)	(269,574)	(618,142)	(500,967)	5,694,387

(9,577,104)	(39,451,845)	(26,605,311)	(19,032,169)	(27,473,091)
-	-	-	-	(854,598)
-	66,832	-	-	-
(19,333)	(8,336)	-	-	(5,727,808)
(9,596,437)	(39,393,349)	(26,605,311)	(19,032,169)	(34,055,497)

(579,875,300)	(219,885,113)	(19,185,785)	(18,424,634)	(107,221,912)
-	-	-	-	(5,188)
(2,141)	(16,872)	-	-	89,508
(579,877,441)	(219,901,985)	(19,185,785)	(18,424,634)	(107,137,592)
(589,473,878)	(259,295,334)	(45,791,096)	(37,456,803)	(141,193,089)
$(594,462,082)	$(259,564,908)	$(46,409,238)	$(37,957,770)	$(135,498,702)

$62,541	$31,468	$1,137	$2,089	$977,178

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2008

		MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Investment income (Note 2):
	Dividends (a)	$27,440,572	$-
	Dividends from affiliated issuers	-	8,884,170
	Interest	71,340	-
	Securities lending net income	41,550	-
	Total investment income	27,553,462	8,884,170
Expenses (Note 3):
	Investment management fees	8,032,192	107,328
	Custody fees	642,937	31,336
	Audit and legal fees	52,460	37,119
	Proxy fees	1,407	858
	Shareholder reporting fees	49,525	14,252
	Trustees' fees	76,254	18,996
		8,854,775	209,889
	Administration fees:
	Class A	245,383	67,016
	Class L	591,812	109,176
	Class Y	103,899	33,529
	Class S	154,492	4,147
	Class N	4,734	216
	Distribution fees:
	Class N	4,022	275
	Service fees:
	Class A	251,109	114,833
	Class N	4,022	275
	Total expenses	10,214,248	539,356
	Expenses waived (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Class A administrative fees waived	(100,443)	-
	Class L administrative fees waived	(242,248)	-
	Class N administrative fees waived	(1,609)	-
	Net expenses	9,869,948	539,356
	Net investment income (loss)	17,683,514	8,344,814
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(60,634,489)	(9,894,592)
	Futures contracts	2,098	-
	Realized gain distributions from affiliated issuers (Note 7)	-	1,243,735
	Foreign currency transactions	13,084,504	-
	Net realized gain (loss)	(47,547,887)	(8,650,857)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(336,237,060)	(35,413,124)
	Futures contracts	31,353	-
	Translation of assets and liabilities in foreign currencies	(1,127,432)	-
	Net change in unrealized appreciation (depreciation)	(337,333,139)	(35,413,124)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(384,881,026)	(44,063,981)
	Net increase (decrease) in net assets resulting from operations	$(367,197,512)	$(35,719,167)

(a)	Net of withholding tax of:	$2,704,663	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$-	$-	$-	$-	$-
6,281,053	12,870,554	7,203,570	3,846,983	225,678
-	-	-	-	-
-	-	-	-	-
6,281,053	12,870,554	7,203,570	3,846,983	225,678

105,743	271,915	206,889	119,007	5,112
31,373	30,265	29,925	30,769	21,075
36,724	45,712	42,087	37,506	29,503
858	858	858	858	858
12,757	28,603	22,614	14,724	2,787
18,282	48,602	36,526	21,026	723
205,737	425,955	338,899	223,890	60,058

96,118	233,623	184,734	80,742	518
87,722	378,112	292,476	174,525	539
40,174	82,482	52,842	24,848	456
8,745	25,140	15,395	4,586	872
1,654	1,116	560	377	175

1,883	1,235	627	445	208

141,684	332,228	266,494	124,910	810
1,883	1,235	627	445	208
585,600	1,481,126	1,152,654	634,768	63,844

-	-	-	-	(1,723)
-	-	-	-	(1,807)
-	-	-	-	(3,987)
-	-	-	-	(42,932)
-	-	-	-	(407)
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
585,600	1,481,126	1,152,654	634,768	12,988
5,695,453	11,389,428	6,050,916	3,212,215	212,690

(15,701,627)	(41,047,080)	(27,840,669)	(19,854,443)	(680,854)
-	-	-	-	-
1,640,380	5,470,250	4,937,063	3,012,354	160,664
-	-	-	-	-
(14,061,247)	(35,576,830)	(22,903,606)	(16,842,089)	(520,190)

(48,687,333)	(177,952,442)	(164,121,353)	(95,779,672)	(4,767,333)
-	-	-	-	-
-	-	-	-	-
(48,687,333)	(177,952,442)	(164,121,353)	(95,779,672)	(4,767,333)
(62,748,580)	(213,529,272)	(187,024,959)	(112,621,761)	(5,287,523)
$(57,053,127)	$(202,139,844)	$(180,974,043)	$(109,409,546)	$(5,074,833)

$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Strategic Bond Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$16,256,829	$15,208,937
Net realized gain (loss) on investment transactions	6,739,185	(942,541)
Net change in unrealized appreciation (depreciation) on investments	(45,388,258)	(1,245,754)
Net increase (decrease) in net assets resulting from operations	(22,392,244)	13,020,642
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,761,647)	(2,922,268)
Class L	(1,218,713)	(1,099,688)
Class Y	(3,758,898)	(5,638,602)
Class S	(3,210,891)	(4,019,831)
Class N	(36,545)	(119,329)
Total distributions from net investment income	(11,986,694)	(13,799,718)
From net realized gains:
Class A	(1,955,742)	-
Class L	(593,998)	-
Class Y	(1,880,600)	-
Class S	(1,478,862)	-
Class N	(21,248)	-
Total distributions from net realized gains	(5,930,450)	-
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(1,044,889)	43,227,647
Class L	(4,524,564)	11,865,737
Class Y	(73,215,657)	40,832,500
Class S	(42,225,239)	32,873,263
Class N	(2,671,597)	1,532,068
Increase (decrease) in net assets from fund share transactions	(123,681,946)	130,331,215
Total increase (decrease) in net assets	(163,991,334)	129,552,139
Net assets
Beginning of year	369,931,428	240,379,289
End of year	$205,940,094	$369,931,428
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$6,046,103	$2,152,696

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$4,778,821	$5,971,302	$11,740,353	$12,825,203	$17,487,869	$15,459,780
(13,192,435)	9,899,789	(40,638,475)	22,668,480	(44,281,919)	115,348,154
(31,342,686)	(9,673,838)	(205,032,536)	(54,541,296)	(372,449,555)	(30,009,256)
(39,756,300)	6,197,253	(233,930,658)	(19,047,613)	(399,243,605)	100,798,678

(817,749)	(623,544)	(1,733,758)	(1,822,878)	(3,514,518)	(2,662,294)
(2,691,317)	(1,994,469)	(1,642,398)	(1,638,091)	(3,209,689)	(3,071,684)
(1,883,958)	(2,271,669)	(2,091,754)	(2,646,800)	(2,301,995)	(1,835,731)
(727,050)	(891,469)	(6,229,433)	(6,700,144)	(8,525,474)	(7,803,837)
(24,074)	(19,449)	(16,686)	(34,972)	(36,488)	(22,807)
(6,144,148)	(5,800,600)	(11,714,029)	(12,842,885)	(17,588,164)	(15,396,353)

(67,527)	(1,360,898)	(203,633)	(4,016,708)	(3,010,848)	(30,281,727)
(207,743)	(3,830,110)	(166,620)	(3,243,855)	(2,763,764)	(27,478,536)
(152,243)	(3,841,212)	(197,307)	(4,955,129)	(1,279,915)	(13,923,244)
(44,475)	(1,422,059)	(554,927)	(11,852,240)	(5,945,531)	(58,381,334)
(1,975)	(43,850)	(2,135)	(94,208)	(30,507)	(284,502)
(473,963)	(10,498,129)	(1,124,622)	(24,162,140)	(13,030,565)	(130,349,343)

(7,754)	-	(8,282)	-	-	-
(25,522)	-	(7,846)	-	-	-
(17,862)	-	(9,995)	-	-	-
(6,892)	-	(29,760)	-	-	-
(227)	-	(78)	-	-	-
(58,257)	-	(55,961)	-	-	-

(7,396,111)	(3,534,625)	(11,385,658)	35,622,285	(6,652,262)	(16,987,637)
(17,095,068)	(12,625,226)	(6,988,358)	35,180,196	(35,756,356)	(26,322,535)
(34,884,670)	(12,573,527)	(31,540,830)	547,001	2,948,091	4,749,217
(13,043,285)	7,775,889	(42,544,557)	98,649,195	(8,767,876)	44,401,213
(286,312)	370,498	(1,316,468)	1,161,581	263,050	1,304,312
(72,705,446)	(20,586,991)	(93,775,871)	171,160,258	(47,965,353)	7,144,570
(119,138,114)	(30,688,467)	(340,601,141)	115,107,620	(477,827,687)	(37,802,448)

214,957,243	245,645,710	646,303,115	531,195,495	1,247,247,912	1,285,050,360
$95,819,129	$214,957,243	$305,701,974	$646,303,115	$769,420,225	$1,247,247,912
$(960,489)	$237,332	$(38,784)	$(23,078)	$(75,626)	$24,669

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Value Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,024,550	$1,015,781
Net realized gain (loss) on investment transactions	(18,876,941)	7,225,246
Net change in unrealized appreciation (depreciation) on investments	(11,579,470)	(3,914,251)
Net increase (decrease) in net assets resulting from operations	(29,431,861)	4,326,776
Distributions to shareholders (Note 2):
From net investment income:
Class A	(180,700)	(157,901)
Class L	(143,169)	(147,036)
Class Y	(48,691)	(37,718)
Class S	(652,450)	(691,790)
Class Z	-	-
Class N	(1,205)	(745)
Total distributions from net investment income	(1,026,215)	(1,035,190)
From net realized gains:
Class A	(170,025)	(2,388,508)
Class L	(131,401)	(1,509,892)
Class Y	(31,216)	(361,165)
Class S	(468,863)	(6,083,146)
Class Z	-	-
Class N	(1,392)	(17,775)
Total distributions from net realized gains	(802,897)	(10,360,486)
Tax return of capital:
Class A	(188)	-
Class L	(149)	-
Class Y	(51)	-
Class S	(679)	-
Class N	(1)	-
Total tax return of capital	(1,068)	-
Net fund share transactions (Note 5):
Class A	(2,888,148)	(7,749,758)
Class L	38,233	1,267,706
Class Y	283,884	(2,144,725)
Class S	(4,045,333)	618,454
Class Z	-	-
Class N	(459)	2,629
Increase (decrease) in net assets from fund share transactions	(6,611,823)	(8,005,694)
Total increase (decrease) in net assets	(37,873,864)	(15,074,594)
Net assets
Beginning of year	83,048,878	98,123,472
End of year	$45,175,014	$83,048,878
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(8,387)	$(6,722)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund		MassMutual Select Indexed Equity Fund		MassMutual Select Core Opportunities Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$9,126,436	$13,854,135	$36,987,036	$37,542,461	$388,355	$349,566
6,420,464	119,678,251	(40,571,147)	33,385,454	(13,533,227)	4,275,668
(520,373,153)	(69,204,794)	(846,497,538)	44,975,179	(8,257,552)	(509,996)
(504,826,253)	64,327,592	(850,081,649)	115,903,094	(21,402,424)	4,115,238

(1,634,481)	(2,830,207)	(4,188,534)	(3,805,958)	(185,350)	(145,150)
(1,535,617)	(2,153,816)	(5,198,579)	(5,054,366)	(86,127)	(63,053)
(849,726)	(1,482,292)	(6,337,250)	(6,809,637)	(75,726)	(63,198)
(5,147,664)	(8,108,862)	(9,320,497)	(11,353,692)	(17,451)	(100,602)
-	-	(11,484,822)	(10,038,670)	-	-
(3,971)	-	(45,972)	(50,517)	(38)	(116)
(9,171,459)	(14,575,177)	(36,575,654)	(37,112,840)	(364,692)	(372,119)

(6,231,839)	(21,139,904)	(940,984)	-	(397,962)	(1,785,120)
(3,999,085)	(12,630,936)	(1,121,359)	-	(156,005)	(642,688)
(1,988,899)	(7,426,350)	(1,280,996)	-	(121,296)	(521,479)
(10,944,751)	(35,737,808)	(2,040,174)	-	(182,868)	(832,849)
-	-	(1,956,585)	-	-	-
(17,701)	(31,075)	(13,612)	-	(3,421)	(8,253)
(23,182,275)	(76,966,073)	(7,353,710)	-	(861,552)	(3,790,389)

(91,549)	-	-	-	(14,335)	-
(86,001)	-	-	-	(6,661)	-
(47,624)	-	-	-	(5,855)	-
(288,365)	-	-	-	(1,348)	-
(205)	-	-	-	(3)	-
(513,744)	-	-	-	(28,202)	-

(43,856,054)	(12,319,429)	(13,636,235)	3,779,475	2,675,742	17,502,966
(19,462,818)	(166,930,963)	(18,152,221)	1,304,174	1,515,014	1,064,297
(27,966,941)	(82,814,746)	(20,189,046)	(81,591,016)	786,307	3,057,294
(66,963,142)	61,440,795	(96,588,940)	(69,475,830)	(5,705,791)	605,821
-	-	100,238,120	160,257,190	-	-
370,003	(2,116,109)	(997,594)	(56,983)	23,010	9
(157,878,952)	(202,740,452)	(49,325,916)	14,217,010	(705,718)	22,230,387
(695,572,683)	(229,954,110)	(943,336,929)	93,007,264	(23,362,588)	22,183,117

1,405,159,173	1,635,113,283	2,352,281,304	2,259,274,040	54,253,947	32,070,830
$709,586,490	$1,405,159,173	$1,408,944,375	$2,352,281,304	$30,891,359	$54,253,947
$(283,198)	$(87,876)	$135,629	$368,054	$(3,080)	$(1,153)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$524,193	$1,289,794
Net realized gain (loss) on investment transactions	(91,613,180)	21,600,529
Net change in unrealized appreciation (depreciation) on investments	(239,126,036)	34,789,304
Net increase (decrease) in net assets resulting from operations	(330,215,023)	57,679,627
Distributions to shareholders (Note 2):
From net investment income:
Class A	(10,978)	(10,510)
Class L	(54,411)	(641,767)
Class Y	(39,475)	(33,556)
Class S	(288,029)	(441,271)
Class N	(282)	-
Total distributions from net investment income	(393,175)	(1,127,104)
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(11,685,204)	55,251,614
Class L	(51,798,745)	139,042,526
Class Y	(11,082,711)	4,494,347
Class S	5,967,719	148,344,288
Class N	(1,515,678)	(730,894)
Increase (decrease) in net assets from fund share transactions	(70,114,619)	346,401,881
Total increase (decrease) in net assets	(400,722,817)	402,954,404
Net assets
Beginning of year	837,131,725	434,177,321
End of year	$436,408,908	$837,131,725
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$28,716	$70,219

*	Fund commenced operations on December 17, 2007.
†	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund		MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund
Year Ended December 31, 2008	Period Ended December 31, 2007*	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$268,163	$28,830	$22,889	$(59,596)	$(2,035,428)	$(2,873,763)
(28,126,906)	(2,253)	(4,825,568)	3,081,099	1,539,960	64,453,178
(17,637,405)	(552,456)	(12,284,054)	2,438,696	(223,269,661)	29,600,155
(45,496,148)	(525,879)	(17,086,733)	5,460,199	(223,765,129)	91,179,570

(1,257)	-	-	-	-	-
(193)	-	-	-	-	-
(310)	-	(11,189)	-	-	-
(279,307)	-	(12,728)	-	-	-
-	-	-	-	-	-
(281,067)	-	(23,917)	-	-	-

(0)†	-	-	(491,249)	(2,380,276)	-
(0)†	-	-	(114,417)	(3,142,109)	-
(0)†	-	-	(989,359)	(865,552)	-
(262)	-	-	(1,731,539)	(5,648,981)	-
(0)†	-	-	(107)	(4,428)	-
(262)	-	-	(3,326,671)	(12,041,346)	-

(81)	-	-	(8,531)	-	-
(13)	-	-	(1,987)	-	-
(20)	-	(27,013)	(17,182)	-	-
(17,913)	-	(30,732)	(30,070)	-	-
-	-	-	-	-	-
(18,027)	-	(57,745)	(57,772)	-	-

255,755	100,100	(807,451)	(1,632,978)	(35,140,475)	(4,951,875)
206	100,100	(883,992)	(136,073)	(15,197,177)	(82,887,078)
330	100,100	945,362	2,666,911	(14,290,294)	(13,362,490)
(10,599,555)	99,600,100	(4,759,153)	1,600,053	(59,623,085)	5,591,325
-	100,100	-	109	(722,836)	(441,293)
(10,343,264)	100,000,500	(5,505,234)	2,498,022	(124,973,867)	(96,051,411)
(56,138,768)	99,474,621	(22,673,629)	4,573,778	(360,780,342)	(4,871,841)

99,474,621	-	45,435,418	40,861,640	596,410,993	601,282,834
$43,335,853	$99,474,621	$22,761,789	$45,435,418	$235,630,651	$596,410,993
$(3,080)	$28,333	$(3,728)	$(2,700)	$(44,928)	$(30,960)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select NASDAQ-100 Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(143,333)	$(166,722)
Net realized gain (loss) on investment transactions	(994,265)	2,827,755
Net change in unrealized appreciation (depreciation) on investments	(21,553,777)	4,945,302
Net increase (decrease) in net assets resulting from operations	(22,691,375)	7,606,335
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net investment income	-	-
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(643,310)	(2,423,958)
Class L	(2,316,629)	(1,085,885)
Class Y	165,790	1,402,707
Class S	(2,627,098)	2,895,680
Class N	(268,296)	(27,004)
Increase (decrease) in net assets from fund share transactions	(5,689,543)	761,540
Total increase (decrease) in net assets	(28,380,918)	8,367,875
Net assets
Beginning of year	58,073,543	49,705,668
End of year	$29,692,625	$58,073,543
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$11,396	$492

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$6,807,764	$4,743,949	$1,482,868	$2,050,164	$1,920,419	$2,687,740
(33,899,419)	114,475,441	(41,908,996)	10,997,546	(26,887,573)	(1,932,139)
(292,608,067)	(100,073,406)	(17,577,859)	(34,145,954)	(21,117,815)	(21,836,446)
(319,699,722)	19,145,984	(58,003,987)	(21,098,244)	(46,084,969)	(21,080,845)

(1,487,151)	(404,967)	(52,923)	(38,346)	(103,466)	(209,411)
(1,280,737)	(711,359)	(490,432)	(395,540)	(427,587)	(608,423)
(1,074,736)	(793,804)	(36,547)	(7,969)	(85,461)	(151,102)
(2,965,234)	(2,495,906)	(1,123,468)	(975,004)	(1,133,557)	(1,491,947)
(16,099)	-	(321)	-	(1,745)	(3,391)
(6,823,957)	(4,406,036)	(1,703,691)	(1,416,859)	(1,751,816)	(2,464,274)

(6,750,380)	(28,554,465)	(369)	(561,798)	(4,516)	(117,792)
(4,833,461)	(19,534,563)	(2,584)	(4,438,006)	(12,545)	(318,122)
(3,705,558)	(16,235,595)	(137)	(65,138)	(2,809)	(61,053)
(9,345,262)	(42,719,074)	(5,542)	(7,478,405)	(32,436)	(723,397)
(95,122)	(347,535)	(2)	(2,258)	(131)	(2,351)
(24,729,783)	(107,391,232)	(8,634)	(12,545,605)	(52,437)	(1,222,715)

(494)	-	(8,604)	-	(3,559)	-
(426)	-	(79,646)	-	(14,702)	-
(357)	-	(5,948)	-	(2,939)	-
(986)	-	(182,392)	-	(38,968)	-
(6)	-	(55)	-	(60)	-
(2,269)	-	(276,645)	-	(60,228)	-

(22,685,536)	(27,151,772)	(2,204,407)	10,886,010	(3,283,378)	14,488,771
(22,437,254)	(29,272,643)	(23,121,396)	83,153,257	(5,820,867)	46,650,998
(22,243,260)	833,966	1,880,644	1,374,820	(2,132,817)	8,096,436
(71,644,270)	3,413,766	(24,613,002)	84,800,785	(4,877,969)	75,765,050
109,345	509,656	7,778	50,649	10,500	212,803
(138,900,975)	(51,667,027)	(48,050,383)	180,265,521	(16,104,531)	145,214,058
(490,156,706)	(144,318,311)	(108,043,340)	145,204,813	(64,053,981)	120,446,224

867,222,232	1,011,540,543	208,037,720	62,832,907	157,590,438	37,144,214
$377,065,526	$867,222,232	$99,994,380	$208,037,720	$93,536,457	$157,590,438
$(73,544)	$4,364,714	$393,827	$625,820	$33,538	$168,291

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,292,241	$2,867,717
Net realized gain (loss) on investment transactions	3,402,286	81,497,746
Net change in unrealized appreciation (depreciation) on investments	(159,566,486)	(89,507,740)
Net increase (decrease) in net assets resulting from operations	(153,871,959)	(5,142,277)
Distributions to shareholders (Note 2):
From net investment income:
Class Y	(164,202)	(395,775)
Class S	(491,096)	(1,215,583)
Total distributions from net investment income	(655,298)	(1,837,448)
From net realized gains:
Class A	(3,793,183)	(22,792,225)
Class L	(2,233,092)	(16,719,318)
Class Y	(3,218,742)	(17,253,196)
Class S	(7,993,341)	(40,170,403)
Class N	(52,576)	(284,405)
Total distributions from net realized gains	(17,290,934)	(97,219,547)
Net fund share transactions (Note 5):
Class A	(10,339,544)	(16,806,607)
Class L	(35,965,677)	(45,004,966)
Class Y	4,401,955	(57,081,131)
Class S	25,061,462	168,692
Class N	(53,221)	584,433
Increase (decrease) in net assets from fund share transactions	(16,895,025)	(118,139,579)
Total increase (decrease) in net assets	(188,713,216)	(222,338,851)
Net assets
Beginning of year	580,688,934	803,027,785
End of year	$391,975,718	$580,688,934
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$2,077,357	$989,598

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund		MassMutual Select Mid Cap Growth Equity II Fund		MassMutual Select Small Cap Growth Equity Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$(417,603)	$(655,310)	$(4,988,204)	$(3,106,803)	$(269,574)	$(2,954,704)
(40,003,355)	25,569,909	(9,596,437)	158,552,378	(39,393,349)	48,340,326
(27,474,834)	(10,050,935)	(579,877,441)	42,864,488	(219,901,985)	16,717,053
(67,895,792)	14,863,664	(594,462,082)	198,310,063	(259,564,908)	62,102,675

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	(15,215,362)	(36,959,547)	-	(9,017,771)
-	-	(19,426,586)	(49,474,103)	-	(8,749,240)
-	-	(7,407,748)	(20,650,863)	-	(9,907,628)
-	-	(15,732,764)	(36,172,526)	-	(27,674,469)
-	-	(86,301)	(345,695)	-	(88,154)
-	-	(57,868,761)	(143,602,734)	-	(55,437,262)

(6,028,371)	(6,058,837)	(18,540,293)	65,509,091	(10,341,006)	(2,721,652)
(6,185,045)	1,709,977	(68,156,290)	(13,713,363)	(7,894,750)	16,524,308
217,255	(15,352,923)	(39,502,889)	42,180,084	(5,904,654)	(15,502,678)
(5,998,724)	11,227,945	1,300,112	167,146,897	(34,758,992)	56,386,035
11,459	64,171	(1,657,896)	1,133,020	(549,339)	109,142
(17,983,426)	(8,409,667)	(126,557,256)	262,255,729	(59,448,741)	54,795,155
(85,879,218)	6,453,997	(778,888,099)	316,963,058	(319,013,649)	61,367,760

158,572,984	152,118,987	1,577,181,044	1,260,217,986	687,597,329	626,229,569
$72,693,766	$158,572,984	$798,292,945	$1,577,181,044	$368,583,680	$687,597,329
$(6,343)	$14,132	$91,311	$39,591	$8,723	$(35,400)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(618,142)	$(1,293,012)
Net realized gain (loss) on investment transactions	(26,605,311)	14,116,293
Net change in unrealized appreciation (depreciation) on investments	(19,185,785)	(5,797,875)
Net increase (decrease) in net assets resulting from operations	(46,409,238)	7,025,406
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net investment income	-	-
From net realized gains:
Class A	(239,793)	(5,074,491)
Class L	(157,562)	(3,594,466)
Class Y	(44,988)	(947,881)
Class S	(204,782)	(4,944,728)
Class N	(2,890)	(38,725)
Total distributions from net realized gains	(650,015)	(14,600,291)
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(22,641,248)	(16,582,493)
Class L	(18,257,570)	6,299,795
Class Y	6,979,813	(10,796,755)
Class S	(10,975,229)	13,592,073
Class N	(35,627)	(406,714)
Increase (decrease) in net assets from fund share transactions	(44,929,861)	(7,894,094)
Total increase (decrease) in net assets	(91,989,114)	(15,468,979)
Net assets
Beginning of year	145,372,199	160,841,178
End of year	$53,383,085	$145,372,199
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(39,414)	$(9,768)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund		MassMutual Select Diversified International Fund		MassMutual Select Overseas Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$(500,967)	$(404,284)	$5,694,387	$2,442,931	$17,683,514	$19,566,697
(19,032,169)	18,809,362	(34,055,497)	1,788,597	(47,547,887)	179,454,366
(18,424,634)	(1,726,345)	(107,137,592)	4,924,780	(337,333,139)	(150,398,299)
(37,957,770)	16,678,733	(135,498,702)	9,156,308	(367,197,512)	48,622,764

-	-	-	(7,175)	(3,930,365)	(1,254,473)
-	-	-	(967,004)	(12,376,824)	(2,493,255)
-	-	-	(18,154)	(5,547,078)	(1,434,230)
-	-	-	(2,437,070)	(16,925,349)	(4,847,340)
-	-	-	(1,512)	(72,039)	(7,944)
-	-	-	(3,430,915)	(38,851,655)	(10,037,242)

-	-	-	(7,245)	(2,693,464)	(39,538,377)
-	-	-	(964,385)	(8,296,757)	(47,557,110)
-	-	-	(16,639)	(3,193,840)	(23,624,006)
-	-	-	(2,187,029)	(11,509,470)	(72,772,515)
-	-	-	(2,142)	(44,375)	(463,147)
-	-	-	(3,177,440)	(25,737,906)	(183,955,155)

-	-	-	-	(10,264,727)	-
-	-	-	-	(32,422,710)	-
-	-	-	-	(14,811,467)	-
-	-	-	-	(44,250,782)	-
-	-	-	-	(190,808)	-
-	-	-	-	(101,940,494)	-

(3,127,071)	773,074	80,574,168	307,237	(148,636,182)	(8,190,549)
(9,931,562)	(13,296,338)	(616,950)	46,197,986	(14,230,014)	82,865,960
(588,190)	601,608	9,100,704	785,032	(22,938,387)	(72,361,455)
(11,503,208)	(7,950,732)	13,561,774	102,248,715	(66,593,388)	112,680,395
-	-	1,036	-	(1,193,024)	1,071,049
(25,150,031)	(19,872,388)	102,620,732	149,538,970	(253,590,995)	116,065,400
(63,107,801)	(3,193,655)	(32,877,970)	152,086,923	(787,318,562)	(29,304,233)

107,010,292	110,203,947	163,894,082	11,807,159	1,262,200,021	1,291,504,254
$43,902,491	$107,010,292	$131,016,112	$163,894,082	$474,881,459	$1,262,200,021
$(10,986)	$(9,406)	$(1,744,633)	$(2,364,958)	$(4,219,057)	$3,864,580

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement Income Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,344,814	$8,723,353
Net realized gain (loss) on investment transactions	(8,650,857)	10,303,300
Net change in unrealized appreciation (depreciation) on investments	(35,413,124)	(3,938,603)
Net increase (decrease) in net assets resulting from operations	(35,719,167)	15,088,050
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,125,779)	(2,102,465)
Class L	(2,843,213)	(3,711,094)
Class Y	(3,005,289)	(4,069,662)
Class S	(843,059)	(463,900)
Class N	(4,092)	(4,701)
Total distributions from net investment income	(8,821,432)	(10,351,822)
From net realized gains:
Class A	(1,070,229)	(1,971,265)
Class L	(1,727,236)	(3,317,942)
Class Y	(1,660,081)	(3,908,768)
Class S	(548,408)	(417,614)
Class N	(2,570)	(4,792)
Total distributions from net realized gains	(5,008,524)	(9,620,381)
Tax return of capital:
Class A	(330,979)	-
Class L	(442,495)	-
Class Y	(467,903)	-
Class S	(131,293)	-
Class N	(687)	-
Total tax return of capital	(1,373,357)	-
Net fund share transactions (Note 5):
Class A	1,338,547	2,207,442
Class L	(15,348,870)	(3,287,601)
Class Y	(18,514,418)	(30,618,495)
Class S	10,895,364	2,142,081
Class N	(8,745)	6,830
Increase (decrease) in net assets from fund share transactions	(21,638,122)	(29,549,743)
Total increase (decrease) in net assets	(72,560,602)	(34,433,896)
Net assets
Beginning of year	246,481,772	280,915,668
End of year	$173,921,170	$246,481,772
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(19,811)	$100,201

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund		MassMutual Select Destination Retirement 2020 Fund		MassMutual Select Destination Retirement 2030 Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$5,695,453	$6,900,555	$11,389,428	$11,864,302	$6,050,916	$5,560,861
(14,061,247)	10,195,344	(35,576,830)	43,494,643	(22,903,606)	46,056,627
(48,687,333)	(5,643,879)	(177,952,442)	(22,750,270)	(164,121.353)	(24,996,615)
(57,053,127)	11,452,020	(202,139,844)	32,608,675	(180,974,043)	26,620,873

(1,491,168)	(2,596,964)	(2,710,468)	(4,899,135)	(1,573,768)	(3,159,772)
(1,447,340)	(2,219,045)	(4,516,014)	(8,085,546)	(2,564,446)	(5,197,551)
(1,694,885)	(2,964,315)	(2,635,848)	(4,230,289)	(1,337,491)	(2,202,763)
(1,360,353)	(1,448,091)	(2,239,634)	(3,005,801)	(1,030,357)	(1,698,679)
(17,684)	(29,411)	(12,848)	(13,430)	(3,856)	(6,218)
(6,011,430)	(9,257,826)	(12,114,812)	(20,234,201)	(6,509,918)	(12,264,983)

(1,346,735)	(2,153,507)	(4,848,795)	(10,125,993)	(5,464,485)	(10,949,723)
(1,335,771)	(1,733,114)	(8,090,764)	(16,251,846)	(9,011,972)	(17,450,789)
(1,306,340)	(2,221,690)	(3,885,795)	(7,756,854)	(3,726,818)	(6,583,965)
(1,248,618)	(1,043,540)	(4,024,373)	(5,395,057)	(3,934,798)	(5,194,030)
(19,053)	(26,069)	(20,596)	(29,186)	(14,176)	(23,829)
(5,256,517)	(7,177,920)	(20,870,323)	(39,558,936)	(22,152,249)	(40,202,336)

(500,034)	-	(1,453,493)	-	(1,293,015)	-
(485,518)	-	(2,422,273)	-	(2,106,364)	-
(568,386)	-	(1,413,859)	-	(1,098,368)	-
(456,282)	-	(1,201,390)	-	(846,503)	-
(6,049)	-	(6,498)	-	(3,208)	-
(2,016,269)	-	(6,497,513)	-	(5,347,458)	-

(15,971,686)	19,768,857	(28,316,210)	36,651,379	(16,911,413)	38,205,724
(6,509,548)	13,197,609	(36,355,950)	2,703,617	(22,975,859)	15,655,231
(21,176,215)	22,995,533	(11,085,175)	36,084,151	1,704,263	25,916,325
9,672,396	21,342,731	14,779,757	32,946,265	8,564,130	29,578,646
(56,800)	637,235	153,375	227,521	8,424	133,283
(34,041,853)	77,941,965	(60,824,203)	108,612,933	(29,610,455)	109,489,209
(104,379,196)	72,958,239	(302,446,695)	81,428,471	(244,594,123)	83,642,763

250,771,219	177,812,980	671,916,716	590,488,245	518,956,143	435,313,380
$146,392,023	$250,771,219	$369,470,021	$671,916,716	$274,362,020	$518,956,143
$(14,012)	$(6,611)	$(36,556)	$(25,935)	$(32,953)	$(19,138)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement 2040 Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,212,215	$2,934,978
Net realized gain (loss) on investment transactions	(16,842,089)	28,249,921
Net change in unrealized appreciation (depreciation) on investments	(95,779,672)	(15,404,011)
Net increase (decrease) in net assets resulting from operations	(109,409,546)	15,780,888
Distributions to shareholders (Note 2):
From net investment income:
Class A	(719,734)	(1,457,258)
Class L	(1,456,998)	(3,371,322)
Class Y	(682,954)	(1,146,827)
Class S	(609,203)	(1,090,639)
Class N	(2,459)	(4,174)
Total distributions from net investment income	(3,471,348)	(7,070,220)
From net realized gains:
Class A	(2,771,209)	(5,542,033)
Class L	(5,976,839)	(12,568,601)
Class Y	(2,279,377)	(3,612,107)
Class S	(2,351,991)	(3,638,550)
Class N	(10,509)	(19,988)
Total distributions from net realized gains	(13,389,925)	(25,381,279)
Tax return of capital:
Class A	(743,504)	-
Class L	(1,505,299)	-
Class Y	(705,844)	-
Class S	(629,450)	-
Class N	(2,511)	-
Total tax return of capital	(3,586,608)	-
Net fund share transactions (Note 5):
Class A	(2,191,519)	22,715,904
Class L	(16,947,220)	14,744,713
Class Y	5,365,285	18,552,620
Class S	4,954,418	19,186,678
Class N	7,096	50,855
Increase (decrease) in net assets from fund share transactions	(8,811,940)	75,250,770
Total increase (decrease) in net assets	(138,669,367)	58,580,159
Net assets
Beginning of year	299,994,107	241,413,948
End of year	$161,324,740	$299,994,107
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(18,945)	$(10,976)

*	Fund commenced operations on December 17, 2007.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund
Year Ended December 31, 2008	Period Ended December 31, 2007*

$212,690	$49,911
(520,190)	-
(4,767,333)	(8,482)
(5,074,833)	41,429

(16,218)	-
(11,601)	-
(39,176)	-
(207,138)	-
(1,468)	-
(275,601)	-

-	-
-	-
-	-
-	-
-	-
-	-

(12,449)	-
(8,899)	-
(30,035)	-
(158,842)	-
(1,141)	-
(211,366)	-

734,657	100,100
512,523	100,100
1,889,098	100,100
1,959,383	9,600,100
2,609	100,100
5,098,270	10,000,500
(463,530)	10,041,929

10,041,929	-
$9,578,399	$10,041,929
$(404)	$49,911

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Period Ended 12/31/04+
Net asset value, beginning of period	$10.00		$9.99		$9.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.51	***	0.46	***	0.43	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(1.39)		(0.08)		(0.03)		(0.19)		-
Total income (loss) from investment operations	(0.88)		0.38		0.40		0.14		-
Less distributions to shareholders:
From net investment income	(0.49)		(0.37)		(0.38)		(0.17)		-
From net realized gains	(0.26)		-		-		-		-
Total distributions	(0.75)		(0.37)		(0.38)		(0.17)		-
Net asset value, end of period	$8.37		$10.00		$9.99		$9.97		$10.00
Total Return ^	(8.60%	) ^^	3.95%	^^	3.99%	^^	1.37%	^^	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$67,723		$82,172		$39,420		$20,689		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.09%		1.11%		1.21%		-	‡
After expense waiver	1.07%	#	1.00%	#	0.96%	#	1.00%	#	0.00%	‡
Net investment income (loss) to average daily net assets	5.25%		4.59%		4.28%		3.25%		-	‡
Portfolio turnover rate	74%		248%		162%		566%		-	‡

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$10.03	$10.01	$9.98	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.55 ***	0.49 ***	0.46 ***	0.39 ***	-
Net realized and unrealized gain (loss) on investments	(1.41)	(0.08)	(0.03)	(0.23)	-
Total income (loss) from investment operations	(0.86)	0.41	0.43	0.16	-
Less distributions to shareholders:
From net investment income	(0.52)	(0.39)	(0.40)	(0.18)	-
From net realized gains	(0.26)	-	-	-	-
Total distributions	(0.78)	(0.39)	(0.40)	(0.18)	-
Net asset value, end of period	$8.39	$10.03	$10.01	$9.98	$10.00
Total Return ^	(8.42% )	4.23%	4.31%	1.57%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$20,994	$29,782	$17,942	$3,933	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.84%	0.86%	0.96%	-	‡
After expense waiver	0.82% #	0.75% #	0.71% #	0.75% #	N/A	‡
Net investment income (loss) to average daily net assets	5.68%	4.83%	4.53%	3.82%	-	‡
Portfolio turnover rate	74%	248%	162%	566%	-	‡

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2004.
‡	Amount is de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$10.04	$10.02	$9.98	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.56 ***	0.49 ***	0.46 ***	0.37 ***	-
Net realized and unrealized gain (loss) on investments	(1.41)	(0.08)	(0.03)	(0.21)	-
Total income (loss) from investment operations	(0.85)	0.41	0.43	0.16	-
Less distributions to shareholders:
From net investment income	(0.53)	(0.39)	(0.39)	(0.18)	-
From net realized gains	(0.26)	-	-	-	-
Total distributions	(0.79)	(0.39)	(0.39)	(0.18)	-
Net asset value, end of period	$8.40	$10.04	$10.02	$9.98	$10.00
Total Return ^	(8.30% )	4.26%	4.38%	1.57%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$63,385	$150,260	$109,603	$59,396	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.69%	0.70%	0.81%	-	‡
After expense waiver	N/A	N/A	N/A	0.75% #	N/A	‡
Net investment income (loss) to average daily net assets	5.73%	4.87%	4.53%	3.64%	-	‡
Portfolio turnover rate	74%	248%	162%	566%	-	‡

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$10.04	$10.02	$9.99	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.56 ***	0.50 ***	0.46 ***	0.33 ***	-
Net realized and unrealized gain (loss) on investments	(1.40)	(0.08)	(0.03)	(0.16)	-
Total income (loss) from investment operations	(0.84)	0.42	0.43	0.17	-
Less distributions to shareholders:
From net investment income	(0.54)	(0.40)	(0.40)	(0.18)	-
From net realized gains	(0.26)	-	-	-	-
Total distributions	(0.80)	(0.40)	(0.40)	(0.18)	-
Net asset value, end of period	$8.40	$10.04	$10.02	$9.99	$10.00
Total Return ^	(8.19% )	4.32%	4.31%	1.65%	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$53,079	$104,158	$71,375	$62,533	$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%	0.64%	0.65%	0.76%	-	‡
After expense waiver	N/A	N/A	N/A	0.70% #	N/A	‡
Net investment income (loss) to average daily net assets	5.78%	4.93%	4.56%	3.23%	-	‡
Portfolio turnover rate	74%	248%	162%	566%	-	‡

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2004.
‡	Amount is de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Period Ended 12/31/04+
Net asset value, beginning of period	$9.96		$9.96		$9.96		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	***	0.43	***	0.40	***	0.28	***	-
Net realized and unrealized gain (loss) on investments	(1.37)		(0.08)		(0.03)		(0.18)		-
Total income (loss) from investment operations	(0.91)		0.35		0.37		0.10		-
Less distributions to shareholders:
From net investment income	(0.42)		(0.35)		(0.37)		(0.14)		-
From net realized gains	(0.26)		-		-		-		-
Total distributions	(0.68)		(0.35)		(0.37)		(0.14)		-
Net asset value, end of period	$8.37		$9.96		$9.96		$9.96		$10.00
Total Return ^	(8.86%	) ^^	3.62%	^^	3.73%	^^	0.99%	^^	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$758		$3,560		$2,040		$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		1.39%		1.41%		1.51%		-	‡
After expense waiver	1.35%	#	1.30%	#	1.26%	#	1.30%	#	N/A	‡
Net investment income (loss) to average daily net assets	4.72%		4.28%		3.99%		2.78%		-	‡
Portfolio turnover rate	74%		248%		162%		566%		-	‡

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2004
‡	Amount is de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.86		$11.42	$10.56		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.26 ***	0.24	***	0.15	***	0.11	***
Net realized and unrealized gain (loss) on investments	(3.15)		(0.01)	0.97		0.20		0.42
Total income (loss) from investment operations	(2.88)		0.25	1.21		0.35		0.53
Less distributions to shareholders:
From net investment income	(0.48)		(0.25)	(0.24)		(0.18)		(0.08)
From net realized gains	(0.04)		(0.56)	(0.11)		(0.06)		-
Tax return of capital	(0.00	) †	-	-		-		-
Total distributions	(0.52)		(0.81)	(0.35)		(0.24)		(0.08)
Net asset value, end of year	$7.46		$10.86	$11.42		$10.56		$10.45
Total Return ^	(26.48%	) ^^	2.20% ^^	11.54%	^^	3.33%	^^	5.34%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,400		$27,308	$32,130		$26,267		$32,987
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%		1.24%	1.23%		1.23%		1.24%
After expense waiver	N/A		N/A ##	1.21%	#	1.21%	#	1.21%	#^^^
Net investment income (loss) to average daily net assets	2.70%		2.25%	2.16%		1.40%		1.10%
Portfolio turnover rate	111%		113%	85%		211%		129%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$10.88		$11.45	$10.58	$10.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	***	0.29 ***	0.26 ***	0.18 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(3.17)		(0.02)	0.98	0.20	0.43
Total income (loss) from investment operations	(2.86)		0.27	1.24	0.38	0.56
Less distributions to shareholders:
From net investment income	(0.51)		(0.28)	(0.26)	(0.22)	(0.08)
From net realized gains	(0.04)		(0.56)	(0.11)	(0.06)	-
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.55)		(0.84)	(0.37)	(0.28)	(0.08)
Net asset value, end of year	$7.47		$10.88	$11.45	$10.58	$10.48
Total Return ^	(26.17%	)	2.42%	11.73%	3.63%	5.62%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$41,913		$78,846	$94,872	$101,151	$104,995
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%		0.99%	0.98%	0.98%	0.98%
After expense waiver	N/A		N/A ##	0.96% #	0.96% #	0.96%	#^^^
Net investment income (loss) to average daily net assets	3.19%		2.50%	2.39%	1.68%	1.28%
Portfolio turnover rate	111%		113%	85%	211%	129%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$10.86		$11.45	$10.58	$10.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.31 ***	0.28 ***	0.19 ***	0.14	***
Net realized and unrealized gain (loss) on investments	(3.17)		(0.02)	0.98	0.20	0.43
Total income (loss) from investment operations	(2.84)		0.29	1.26	0.39	0.57
Less distributions to shareholders:
From net investment income	(0.52)		(0.32)	(0.28)	(0.23)	(0.09)
From net realized gains	(0.04)		(0.56)	(0.11)	(0.06)	-
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.56)		(0.88)	(0.39)	(0.29)	(0.09)
Net asset value, end of year	$7.46		$10.86	$11.45	$10.58	$10.48
Total Return ^	(26.19%	)	2.68%	11.90%	3.76%	5.74%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$28,906		$78,883	$95,028	$78,145	$99,246
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.84%	0.83%	0.83%	0.83%
After expense waiver	N/A		N/A ##	0.81% #	0.81% #	0.81%	#^^^
Net investment income (loss) to average daily net assets	3.29%		2.64%	2.54%	1.82%	1.41%
Portfolio turnover rate	111%		113%	85%	211%	129%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$10.85	$11.45	$10.58	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33 ***	0.32 ***	0.29 ***	0.20 ***	0.12	***
Net realized and unrealized gain (loss) on investments	(3.16)	(0.02)	0.98	0.19	0.47
Total income (loss) from investment operations	(2.83)	0.30	1.27	0.39	0.59
Less distributions to shareholders:
From net investment income	(0.53)	(0.34)	(0.29)	(0.24)	(0.10)
From net realized gains	(0.04)	(0.56)	(0.11)	(0.06)	-
Tax return of capital	(0.01)	-	-	-	-
Total distributions	(0.58)	(0.90)	(0.40)	(0.30)	(0.10)
Net asset value, end of year	$7.44	$10.85	$11.45	$10.58	$10.49
Total Return ^	(26.12% )	2.69%	11.97%	3.85%	5.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$11,176	$29,026	$23,044	$15,026	$13,159
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.79%	0.78%	0.78%	0.84%
After expense waiver	N/A	N/A ##	0.76% #	0.76% #	0.76%	#^^^
Net investment income (loss) to average daily net assets	3.35%	2.74%	2.60%	1.90%	1.18%
Portfolio turnover rate	111%	113%	85%	211%	129%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.82		$11.41	$10.56		$10.46		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.23 ***	0.20	***	0.12	***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.11)		(0.02)	0.97		0.21		0.42
Total income (loss) from investment operations	(2.88)		0.21	1.17		0.33		0.50
Less distributions to shareholders:
From net investment income	(0.45)		(0.24)	(0.21)		(0.17)		(0.04)
From net realized gains	(0.04)		(0.56)	(0.11)		(0.06)		-
Tax return of capital	(0.00	) †	-	-		-		-
Total distributions	(0.49)		(0.80)	(0.32)		(0.23)		(0.04)
Net asset value, end of year	$7.45		$10.82	$11.41		$10.56		$10.46
Total Return ^	(26.67%	) ^^	1.87% ^^	11.21%	^^	3.02%	^^	5.02%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$424		$894	$572		$419		$422
Ratio of expenses to average daily net assets:
Before expense waiver	1.58%		1.54%	1.53%		1.53%		1.55%
After expense waiver	N/A		N/A ##	1.51%	#	1.51%	#	1.51%	#^^^
Net investment income (loss) to average daily net assets	2.37%		1.99%	1.83%		1.13%		0.78%
Portfolio turnover rate	111%		113%	85%		211%		129%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$12.02		$13.08		$11.26	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.22	***	0.20 ***	0.14 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(5.15)		(0.59)		2.20	0.54	0.94
Total income (loss) from investment operations	(4.94)		(0.37)		2.40	0.68	0.98
Less distributions to shareholders:
From net investment income	(0.23)		(0.21)		(0.17)	(0.12)	(0.04)
From net realized gains	(0.02)		(0.48)		(0.41)	(0.23)	(0.01)
Tax return of capital	(0.00	) †	-		-	-	-
Total distributions	(0.25)		(0.69)		(0.58)	(0.35)	(0.05)
Net asset value, end of period	$6.83		$12.02		$13.08	$11.26	$10.93
Total Return ^	(41.03%	) ^^	(2.90%	) ^^	21.41% ^^	6.23% ^^	9.83%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$52,940		$108,293		$82,361	$29,953	$4,998
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.08%		1.08%	1.09%	1.15%	*
After expense waiver	N/A		N/A		N/A	N/A	1.09%	*#
Net investment income (loss) to average daily net assets	2.12%		1.64%		1.58%	1.27%	1.99%	*
Portfolio turnover rate	17%		17%		15%	16%	5%	**

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$12.07		$13.13	$11.28	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.26 ***	0.23 ***	0.17 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(5.17)		(0.61)	2.22	0.54	0.94
Total income (loss) from investment operations	(4.93)		(0.35)	2.45	0.71	0.99
Less distributions to shareholders:
From net investment income	(0.27)		(0.23)	(0.19)	(0.13)	(0.05)
From net realized gains	(0.02)		(0.48)	(0.41)	(0.23)	(0.01)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.29)		(0.71)	(0.60)	(0.36)	(0.06)
Net asset value, end of period	$6.85		$12.07	$13.13	$11.28	$10.93
Total Return ^	(40.83%	)	(2.67% )	21.82%	6.42%	9.99%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,160		$86,154	$57,853	$29,455	$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.79%	0.79%	0.80%	0.86%	*
After expense waiver	N/A		N/A	N/A	N/A	0.80%	*#
Net investment income (loss) to average daily net assets	2.41%		1.93%	1.84%	1.55%	2.28%	*
Portfolio turnover rate	17%		17%	15%	16%	5%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$12.07		$13.12	$11.27	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.27 ***	0.24 ***	0.19 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(5.17)		(0.59)	2.22	0.53	0.94
Total income (loss) from investment operations	(4.92)		(0.32)	2.46	0.72	0.99
Less distributions to shareholders:
From net investment income	(0.28)		(0.25)	(0.20)	(0.15)	(0.05)
From net realized gains	(0.02)		(0.48)	(0.41)	(0.23)	(0.01)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.30)		(0.73)	(0.61)	(0.38)	(0.06)
Net asset value, end of period	$6.85		$12.07	$13.12	$11.27	$10.93
Total Return ^	(40.74%	)	(2.51% )	21.92%	6.61%	9.91%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$54,181		$132,425	$142,836	$56,761	$1,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%		0.68%	0.68%	0.69%	0.75%	*
After expense waiver	N/A		N/A	N/A	N/A	0.69%	#*
Net investment income (loss) to average daily net assets	2.49%		2.01%	1.95%	1.70%	2.39%	*
Portfolio turnover rate	17%		17%	15%	16%	5%	**

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$12.09		$13.14	$11.28	$10.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.28 ***	0.25 ***	0.19 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(5.19)		(0.59)	2.23	0.53	0.94
Total income (loss) from investment operations	(4.93)		(0.31)	2.48	0.72	1.00
Less distributions to shareholders:
From net investment income	(0.29)		(0.26)	(0.21)	(0.15)	(0.05)
From net realized gains	(0.02)		(0.48)	(0.41)	(0.23)	(0.01)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.31)		(0.74)	(0.62)	(0.38)	(0.06)
Net asset value, end of period	$6.85		$12.09	$13.14	$11.28	$10.94
Total Return ^	(40.73%	)	(2.39% )	22.08%	6.59%	10.03%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$153,801		$316,945	$246,598	$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.58%	0.58%	0.59%	0.65%	*
After expense waiver	N/A		N/A	N/A	N/A	0.59%	*#
Net investment income (loss) to average daily net assets	2.61%		2.12%	2.02%	1.75%	2.49%	*
Portfolio turnover rate	17%		17%	15%	16%	5%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Period Ended 12/31/04+
Net asset value, beginning of period	$12.02		$13.09		$11.28	$10.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.18	***	0.16 ***	0.11 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(5.14)		(0.60)		2.21	0.52	0.94
Total income (loss) from investment operations	(4.96)		(0.42)		2.37	0.63	0.98
Less distributions to shareholders:
From net investment income	(0.19)		(0.17)		(0.15)	(0.06)	(0.03)
From net realized gains	(0.02)		(0.48)		(0.41)	(0.23)	(0.01)
Tax return of capital	(0.00	) †	-		-	-	-
Total distributions	(0.21)		(0.65)		(0.56)	(0.29)	(0.04)
Net asset value, end of period	$6.85		$12.02		$13.09	$11.28	$10.94
Total Return ^	(41.28%	) ^^	(3.15%	) ^^	21.11% ^^	5.77% ^^	9.84%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$620		$2,486		$1,547	$147	$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		1.39%		1.39%	1.40%	1.46%	*
After expense waiver	N/A		N/A		N/A	N/A	1.40%	*#
Net investment income (loss) to average daily net assets	1.78%		1.33%		1.30%	0.95%	1.63%	*
Portfolio turnover rate	17%		17%		15%	16%	5%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.76		$12.28	$11.14	$10.75	$10.01
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.12 ***	0.11 ***	0.11 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.14)		0.84	2.16	0.65	0.84
Total income (loss) from investment operations	(4.00)		0.96	2.27	0.76	0.94
Less distributions to shareholders:
From net investment income	(0.15)		(0.11)	(0.11)	(0.11)	(0.09)
From net realized gains	(0.13)		(1.37)	(1.02)	(0.26)	(0.11)
Total distributions	(0.28)		(1.48)	(1.13)	(0.37)	(0.20)
Net asset value, end of year	$7.48		$11.76	$12.28	$11.14	$10.75
Total Return ^	(34.22%	) ^^	7.93% ^^	20.54% ^^	7.08% ^^	9.34%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$176,524		$283,159	$310,438	$252,362	$214,886
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.23%	1.23%	1.23%	1.23%
After expense waiver	N/A		N/A	N/A	N/A	1.22%	#^^^
Net investment income (loss) to average daily net assets	1.44%		0.94%	0.92%	0.97%	0.96%
Portfolio turnover rate	53%		37%	43%	33%	31%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.82	$12.33	$11.17	$10.78	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.15 ***	0.14 ***	0.14 ***	0.12	***
Net realized and unrealized gain (loss) on investments	(4.17)	0.85	2.18	0.64	0.85
Total income (loss) from investment operations	(4.00)	1.00	2.32	0.78	0.97
Less distributions to shareholders:
From net investment income	(0.17)	(0.14)	(0.14)	(0.13)	(0.11)
From net realized gains	(0.13)	(1.37)	(1.02)	(0.26)	(0.11)
Total distributions	(0.30)	(1.51)	(1.16)	(0.39)	(0.22)
Net asset value, end of year	$7.52	$11.82	$12.33	$11.17	$10.78
Total Return ^	(34.04% )	8.22%	20.90%	7.28%	9.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$141,302	$264,796	$298,276	$231,639	$236,583
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%	0.98%	0.98%	0.98%	0.98%
After expense waiver	N/A	N/A	N/A	N/A	0.97%	#^^^
Net investment income (loss) to average daily net assets	1.68%	1.18%	1.18%	1.23%	1.21%
Portfolio turnover rate	53%	37%	43%	33%	31%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.84	$12.34	$11.19	$10.78	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	0.17 ***	0.16 ***	0.15 ***	0.14	***
Net realized and unrealized gain (loss) on investments	(4.18)	0.86	2.17	0.66	0.84
Total income (loss) from investment operations	(4.00)	1.03	2.33	0.81	0.98
Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.16)	(0.14)	(0.12)
From net realized gains	(0.13)	(1.37)	(1.02)	(0.26)	(0.11)
Total distributions	(0.32)	(1.53)	(1.18)	(0.40)	(0.23)
Net asset value, end of year	$7.52	$11.84	$12.34	$11.19	$10.78
Total Return ^	(33.97% )	8.37%	21.05%	7.55%	9.78%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$92,098	$135,962	$134,485	$85,569	$120,769
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.83%	0.83%	0.83%	0.83%
After expense waiver	N/A	N/A	N/A	N/A	0.82%	#^^^
Net investment income (loss) to average daily net assets	1.85%	1.33%	1.32%	1.35%	1.35%
Portfolio turnover rate	53%	37%	43%	33%	31%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.85	$12.36	$11.20	$10.80	$10.05
Income (loss) from investment operations:
Net investment income (loss)	0.19 ***	0.18 ***	0.17 ***	0.16 ***	0.14	***
Net realized and unrealized gain (loss) on investments	(4.18)	0.85	2.17	0.66	0.85
Total income (loss) from investment operations	(3.99)	1.03	2.34	0.82	0.99
Less distributions to shareholders:
From net investment income	(0.20)	(0.17)	(0.16)	(0.16)	(0.13)
From net realized gains	(0.13)	(1.37)	(1.02)	(0.26)	(0.11)
Total distributions	(0.33)	(1.54)	(1.18)	(0.42)	(0.24)
Net asset value, end of year	$7.53	$11.85	$12.36	$11.20	$10.80
Total Return ^	(33.98% )	8.50%	21.06%	7.57%	9.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$357,433	$560,524	$540,185	$418,271	$325,701
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.79%	0.79%	0.79%	0.79%
After expense waiver	N/A	N/A	N/A	N/A	0.78%	#^^^
Net investment income (loss) to average daily net assets	1.88%	1.38%	1.37%	1.41%	1.40%
Portfolio turnover rate	53%	37%	43%	33%	31%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.66		$12.20	$11.07	$10.69	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.08 ***	0.07 ***	0.07 ***	0.07	***
Net realized and unrealized gain (loss) on investments	(4.10)		0.85	2.14	0.65	0.84
Total income (loss) from investment operations	(3.99)		0.93	2.21	0.72	0.91
Less distributions to shareholders:
From net investment income	(0.13)		(0.10)	(0.06)	(0.08)	(0.05)
From net realized gains	(0.13)		(1.37)	(1.02)	(0.26)	(0.11)
Total distributions	(0.26)		(1.47)	(1.08)	(0.34)	(0.16)
Net asset value, end of year	$7.41		$11.66	$12.20	$11.07	$10.69
Total Return ^	(34.42%	) ^^	7.68% ^^	20.09% ^^	6.76% ^^	9.10%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,063		$2,807	$1,667	$1,998	$1,644
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.53%	1.53%	1.53%	1.53%
After expense waiver	N/A		N/A	N/A	N/A	1.52%	#^^^
Net investment income (loss) to average daily net assets	1.15%		0.65%	0.62%	0.67%	0.65%
Portfolio turnover rate	53%		37%	43%	33%	31%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$9.08		$10.07	$10.49	$10.48	$9.55
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.08 ***	0.07 ***	0.04 ***	0.07	***
Net realized and unrealized gain (loss) on investments	(3.59)		0.26	1.25	1.02	1.16
Total income (loss) from investment operations	(3.49)		0.34	1.32	1.06	1.23
Less distributions to shareholders:
From net investment income	(0.10)		(0.08)	(0.06)	(0.04)	(0.07)
From net realized gains	(0.10)		(1.25)	(1.68)	(1.01)	(0.23)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.20)		(1.33)	(1.74)	(1.05)	(0.30)
Net asset value, end of year	$5.39		$9.08	$10.07	$10.49	$10.48
Total Return ^	(38.67%	) ^^	3.45% ^^	12.83% ^^	10.16% ^^	12.91%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,563		$19,179	$28,143	$28,829	$25,523
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.31%	1.31%	1.30%	1.33%
After expense waiver	N/A		N/A	N/A	N/A	1.29%	#^^^
Net investment income (loss) to average daily net assets	1.30%		0.76%	0.65%	0.36%	0.69%
Portfolio turnover rate	194%		145%	177%	94%	161%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$9.08		$10.08	$10.51	$10.50	$9.57
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.11 ***	0.10 ***	0.06 ***	0.09	***
Net realized and unrealized gain (loss) on investments	(3.58)		0.25	1.25	1.02	1.17
Total income (loss) from investment operations	(3.47)		0.36	1.35	1.08	1.26
Less distributions to shareholders:
From net investment income	(0.12)		(0.11)	(0.10)	(0.06)	(0.10)
From net realized gains	(0.10)		(1.25)	(1.68)	(1.01)	(0.23)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.22)		(1.36)	(1.78)	(1.07)	(0.33)
Net asset value, end of year	$5.39		$9.08	$10.08	$10.51	$10.50
Total Return ^	(38.48%	)	3.70%	13.06%	10.39%	13.16%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$7,309		$12,234	$12,075	$8,753	$7,461
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.06%	1.06%	1.05%	1.08%
After expense waiver	N/A		N/A	N/A	N/A	1.04%	#^^^
Net investment income (loss) to average daily net assets	1.53%		1.04%	0.93%	0.60%	0.94%
Portfolio turnover rate	194%		145%	177%	94%	161%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$9.15		$10.14	$10.55	$10.54	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.12 ***	0.12 ***	0.08 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(3.62)		0.26	1.26	1.02	1.19
Total income (loss) from investment operations	(3.49)		0.38	1.38	1.10	1.29
Less distributions to shareholders:
From net investment income	(0.14)		(0.12)	(0.11)	(0.08)	(0.11)
From net realized gains	(0.10)		(1.25)	(1.68)	(1.01)	(0.23)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.24)		(1.37)	(1.79)	(1.09)	(0.34)
Net asset value, end of year	$5.42		$9.15	$10.14	$10.55	$10.54
Total Return ^	(38.45%	)	3.87%	13.33%	10.49%	13.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,000		$2,913	$5,136	$4,110	$2,891
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.90%	0.91%	0.90%	0.93%
After expense waiver	N/A		N/A	N/A	N/A	0.88%	#^^^
Net investment income (loss) to average daily net assets	1.73%		1.14%	1.06%	0.75%	1.06%
Portfolio turnover rate	194%		145%	177%	94%	161%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$9.12		$10.12	$10.54	$10.52	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.13 ***	0.12 ***	0.09 ***	0.11	***
Net realized and unrealized gain (loss) on investments	(3.60)		0.25	1.26	1.02	1.17
Total income (loss) from investment operations	(3.47)		0.38	1.38	1.11	1.28
Less distributions to shareholders:
From net investment income	(0.14)		(0.13)	(0.12)	(0.08)	(0.12)
From net realized gains	(0.10)		(1.25)	(1.68)	(1.01)	(0.23)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.24)		(1.38)	(1.80)	(1.09)	(0.35)
Net asset value, end of year	$5.41		$9.12	$10.12	$10.54	$10.52
Total Return ^	(38.33%	)	3.80%	13.40%	10.66%	13.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,225		$48,593	$52,627	$55,895	$51,940
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.86%	0.86%	0.85%	0.88%
After expense waiver	N/A		N/A	N/A	N/A	0.84%	#^^^
Net investment income (loss) to average daily net assets	1.76%		1.23%	1.11%	0.81%	1.12%
Portfolio turnover rate	194%		145%	177%	94%	161%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$9.09		$10.09	$10.51	$10.50		$9.56
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.05 ***	0.04 ***	0.01	***	0.04	***
Net realized and unrealized gain (loss) on investments	(3.58)		0.25	1.26	1.01		1.15
Total income (loss) from investment operations	(3.51)		0.30	1.30	1.02		1.19
Less distributions to shareholders:
From net investment income	(0.08)		(0.05)	(0.04)	(0.00	) †	(0.02)
From net realized gains	(0.10)		(1.25)	(1.68)	(1.01)		(0.23)
Tax return of capital	(0.00	) †	-	-	-		-
Total distributions	(0.18)		(1.30)	(1.72)	(1.01)		(0.25)
Net asset value, end of year	$5.40		$9.09	$10.09	$10.51		$10.50
Total Return ^	(38.86%	) ^^	3.10% ^^	12.59% ^^	9.83%	^^	12.51%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$77		$130	$142	$140		$282
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.61%	1.61%	1.59%		1.63%
After expense waiver	N/A		N/A	N/A	N/A		1.58%	#^^^
Net investment income (loss) to average daily net assets	1.02%		0.48%	0.36%	0.06%		0.39%
Portfolio turnover rate	194%		145%	177%	94%		161%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$12.53		$12.84	$11.28		$10.39		$9.35
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.08 ***	0.04	***	0.05	***	0.04	***
Net realized and unrealized gain (loss) on investments	(5.04)		0.43	1.56		0.89		1.04
Total income (loss) from investment operations	(4.98)		0.51	1.60		0.94		1.08
Less distributions to shareholders:
From net investment income	(0.07)		(0.09)	(0.04)		(0.05)		(0.04)
From net realized gains	(0.23)		(0.73)	-		-		-
Tax return of capital	(0.00	) †	-	-		-		-
Total distributions	(0.30)		(0.82)	(0.04)		(0.05)		(0.04)
Net asset value, end of year	$7.25		$12.53	$12.84		$11.28		$10.39
Total Return ^	(39.96%	) ^^	4.04% ^^	14.21%	^^	9.05%	^^	11.55%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$193,387		$382,049	$401,790		$354,647		$266,753
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.25%	1.25%		1.25%		1.25%
After expense waiver	N/A		N/A	N/A		N/A		1.25%	#^^^
Net investment income (loss) to average daily net assets	0.53%		0.63%	0.37%		0.44%		0.41%
Portfolio turnover rate	17%		8%	18%		7%		3%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$12.59		$12.88	$11.32	$10.43	$9.37
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.12 ***	0.07 ***	0.07 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(5.08)		0.44	1.56	0.90	1.06
Total income (loss) from investment operations	(5.00)		0.56	1.63	0.97	1.12
Less distributions to shareholders:
From net investment income	(0.09)		(0.12)	(0.07)	(0.08)	(0.06)
From net realized gains	(0.23)		(0.73)	-	-	-
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.32)		(0.85)	(0.07)	(0.08)	(0.06)
Net asset value, end of year	$7.27		$12.59	$12.88	$11.32	$10.43
Total Return ^	(39.85%	)	4.39%	14.42%	9.25%	11.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$119,982		$230,678	$397,105	$369,858	$316,841
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.00%	1.00%	1.00%	1.00%
After expense waiver	N/A		N/A	N/A	N/A	1.00%	#^^^
Net investment income (loss) to average daily net assets	0.78%		0.89%	0.63%	0.69%	0.65%
Portfolio turnover rate	17%		8%	18%	7%	3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$12.62	$12.91	$11.34	$10.45	$9.39
Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.14 ***	0.09 ***	0.09 ***	0.08	***
Net realized and unrealized gain (loss) on investments	(5.09)	0.44	1.57	0.89	1.05
Total income (loss) from investment operations	(4.99)	0.58	1.66	0.98	1.13
Less distributions to shareholders:
From net investment income	(0.10)	(0.14)	(0.09)	(0.09)	(0.07)
From net realized gains	(0.23)	(0.73)	-	-	-
Tax return of capital	(0.01)	-	-	-	-
Total distributions	(0.34)	(0.87)	(0.09)	(0.09)	(0.07)
Net asset value, end of year	$7.29	$12.62	$12.91	$11.34	$10.45
Total Return ^	(39.72% )	4.53%	14.65%	9.37%	12.06%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$61,599	$136,253	$218,268	$146,699	$127,223
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.85%	0.85%	0.85%	0.85%
After expense waiver	N/A	N/A	N/A	N/A	0.85%	#^^^
Net investment income (loss) to average daily net assets	0.93%	1.05%	0.78%	0.84%	0.81%
Portfolio turnover rate	17%	8%	18%	7%	3%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$12.64	$12.93	$11.36	$10.46	$9.40
Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.15 ***	0.10 ***	0.10 ***	0.09	***
Net realized and unrealized gain (loss) on investments	(5.11)	0.45	1.57	0.90	1.05
Total income (loss) from investment operations	(5.00)	0.60	1.67	1.00	1.14
Less distributions to shareholders:
From net investment income	(0.11)	(0.16)	(0.10)	(0.10)	(0.08)
From net realized gains	(0.23)	(0.73)	-	-	-
Tax return of capital	(0.01)	-	-	-	-
Total distributions	(0.35)	(0.89)	(0.10)	(0.10)	(0.08)
Net asset value, end of year	$7.29	$12.64	$12.93	$11.36	$10.46
Total Return ^	(39.73% )	4.68%	14.71%	9.57%	12.11%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$334,045	$655,609	$615,354	$546,331	$436,983
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%	0.76%	0.76%	0.76%	0.76%
After expense waiver	N/A	N/A	N/A	N/A	0.76%	#^^^
Net investment income (loss) to average daily net assets	1.02%	1.11%	0.86%	0.93%	0.88%
Portfolio turnover rate	17%	8%	18%	7%	3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$12.47		$12.71		$11.17		$10.29		$9.25
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.06	***	0.01	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	(5.02)		0.43		1.54		0.87		1.03
Total income (loss) from investment operations	(4.99)		0.49		1.55		0.89		1.04
Less distributions to shareholders:
From net investment income	(0.05)		-		(0.01)		(0.01)		-
From net realized gains	(0.23)		(0.73)		-		-		-
Tax return of capital	(0.00	) †	-		-		-		-
Total distributions	(0.28)		(0.73)		(0.01)		(0.01)		-
Net asset value, end of year	$7.20		$12.47		$12.71		$11.17		$10.29
Total Return ^	(40.18%	) ^^	3.90%	^^	13.87%	^^	8.65%	^^	11.24%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$573		$569		$2,596		$2,279		$2,911
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%		1.55%		1.55%		1.55%		1.55%
After expense waiver	N/A		N/A		N/A		N/A		1.55%	#^^^
Net investment income (loss) to average daily net assets	0.25%		0.46%		0.08%		0.15%		0.08%
Portfolio turnover rate	17%		8%		18%		7%		3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$13.49		$13.03		$11.47		$11.12		$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.18	***	0.16	***	0.13	***	0.13	***
Net realized and unrealized gain (loss) on investments	(5.24)		0.45		1.55		0.33		0.89
Total income (loss) from investment operations	(5.05)		0.63		1.71		0.46		1.02
Less distributions to shareholders:
From net investment income	(0.19)		(0.17)		(0.15)		(0.11)		(0.13)
From net realized gains	(0.04)		-		-		-		-
Tax return of capital	-		-		(0.00	) †	-		-
Total distributions	(0.23)		(0.17)		(0.15)		(0.11)		(0.13)
Net asset value, end of year	$8.21		$13.49		$13.03		$11.47		$11.12
Total Return ^	(37.44%	) ^^	4.82%	^^	14.95%	^^	4.17%	^^	10.01%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$183,342		$311,185		$297,468		$271,778		$275,920
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.85%		0.85%		0.85%		0.85%
After expense waiver	0.66%	#	0.65%	#	0.67%	#	0.75%	#	0.78%	#
Net investment income (loss) to average daily net assets	1.66%		1.34%		1.30%		1.13%		1.32%
Portfolio turnover rate	5%		7%		4%		6%		3%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$13.54	$13.07		$11.50		$11.16		$10.26
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.22	***	0.19	***	0.15	***	0.16	***
Net realized and unrealized gain (loss) on investments	(5.27)	0.45		1.57		0.34		0.89
Total income (loss) from investment operations	(5.05)	0.67		1.76		0.49		1.05
Less distributions to shareholders:
From net investment income	(0.22)	(0.20)		(0.19)		(0.15)		(0.15)
From net realized gains	(0.04)	-		-		-		-
Tax return of capital	-	-		(0.00	) †	-		-
Total distributions	(0.26)	(0.20)		(0.19)		(0.15)		(0.15)
Net asset value, end of year	$8.23	$13.54		$13.07		$11.50		$11.16
Total Return ^	(37.33% )	5.14%		15.28%		4.41%		10.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$200,048	$351,221		$337,639		$282,034		$218,755
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.60%		0.60%		0.60%		0.60%
After expense waiver	0.41% #	0.40%	#	0.42%	#	0.50%	#	0.53%	#
Net investment income (loss) to average daily net assets	1.91%	1.59%		1.56%		1.38%		1.52%
Portfolio turnover rate	5%	7%		4%		6%		3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$13.56	$13.12	$11.54		$11.19	$10.29
Income (loss) from investment operations:
Net investment income (loss)	0.21 ***	0.21 ***	0.19	***	0.16 ***	0.17 ***
Net realized and unrealized gain (loss) on investments	(5.26)	0.45	1.57		0.34	0.89
Total income (loss) from investment operations	(5.05)	0.66	1.76		0.50	1.06
Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.18)		(0.15)	(0.16)
From net realized gains	(0.04)	-	-		-	-
Tax return of capital	-	-	(0.00	) †	-	-
Total distributions	(0.26)	(0.22)	(0.18)		(0.15)	(0.16)
Net asset value, end of year	$8.25	$13.56	$13.12		$11.54	$11.19
Total Return ^	(37.31% )	5.01%	15.27%		4.49%	10.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$251,184	$431,199	$494,849		$467,422	$419,366
Ratio of expenses to average daily net assets:
Before expense waiver	0.46%	0.45%	0.45%		0.45%	0.45%
Net investment income (loss) to average daily net assets	1.86%	1.53%	1.53%		1.43%	1.63%
Portfolio turnover rate	5%	7%	4%		6%	3%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$13.69	$13.25	$11.65		$11.30	$10.38
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.22 ***	0.19	***	0.16 ***	0.17 ***
Net realized and unrealized gain (loss) on investments	(5.32)	0.44	1.60		0.35	0.91
Total income (loss) from investment operations	(5.10)	0.66	1.79		0.51	1.08
Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.19)		(0.16)	(0.16)
From net realized gains	(0.04)	-	(0.00	) †	-	-
Total distributions	(0.26)	(0.22)	(0.19)		(0.16)	(0.16)
Net asset value, end of year	$8.33	$13.69	$13.25		$11.65	$11.30
Total Return ^	(37.31% )	5.00%	15.35%		4.47%	10.39%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$367,765	$710,278	$751,170		$677,171	$724,614
Net expenses to average daily net assets	0.43%	0.42%	0.42%		0.42%	0.42%
Net investment income (loss) to average daily net assets	1.88%	1.56%	1.56%		1.45%	1.62%
Portfolio turnover rate	5%	7%	4%		6%	3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Z
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$13.69	$13.25	$11.65		$11.30	$10.38
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.25 ***	0.22	***	0.19 ***	0.21 ***
Net realized and unrealized gain (loss) on investments	(5.32)	0.45	1.59		0.34	0.90
Total income (loss) from investment operations	(5.08)	0.70	1.81		0.53	1.11
Less distributions to shareholders:
From net investment income	(0.25)	(0.26)	(0.21)		(0.18)	(0.19)
From net realized gains	(0.04)	-	(0.00	) †	-	-
Total distributions	(0.29)	(0.26)	(0.21)		(0.18)	(0.19)
Net asset value, end of year	$8.32	$13.69	$13.25		$11.65	$11.30
Total Return ^	(37.17% )	5.27%	15.59%		4.72%	10.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$404,065	$543,206	$373,069		$251,403	$130,164
Net expenses to average daily net assets	0.21%	0.20%	0.20%		0.20%	0.20%
Net investment income (loss) to average daily net assets	2.13%	1.79%	1.78%		1.68%	1.93%
Portfolio turnover rate	5%	7%	4%		6%	3%

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$13.35		$12.90		$11.35		$11.02		$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.14	***	0.12	***	0.09	***	0.10	***
Net realized and unrealized gain (loss) on investments	(5.17)		0.44		1.54		0.34		0.87
Total income (loss) from investment operations	(5.02)		0.58		1.66		0.43		0.97
Less distributions to shareholders:
From net investment income	(0.15)		(0.13)		(0.11)		(0.10)		(0.10)
From net realized gains	(0.04)		-		-		-		-
Total distributions	(0.19)		(0.13)		(0.11)		(0.10)		(0.10)
Net asset value, end of year	$8.14		$13.35		$12.90		$11.35		$11.02
Total Return ^	(37.64%	) ^^	4.53%	^^	14.67%	^^	3.86%	^^	9.59%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,540		$5,193		$5,079		$4,757		$3,710
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.15%		1.15%		1.15%		1.15%
After expense waiver	0.96%	#	0.95%	#	0.97%	#	1.05%	#	1.07%	#
Net investment income (loss) to average daily net assets	1.33%		1.03%		1.00%		0.84%		1.00%
Portfolio turnover rate	5%		7%		4%		6%		3%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.85		$10.72		$10.00		$10.87	$10.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.06	***	0.01	***	0.08 ***	0.09 ***	0.03	***
Net realized and unrealized gain (loss) on investments	(4.20)		0.95		0.74		(4.21)	0.95	0.74
Total income (loss) from investment operations	(4.14)		1.01		0.75		(4.13)	1.04	0.77
Less distributions to shareholders:
From net investment income	(0.06)		(0.06)		(0.01)		(0.08)	(0.08)	(0.02)
From net realized gains	(0.16)		(0.82)		(0.02)		(0.16)	(0.82)	(0.02)
Tax return of capital	(0.01)		-		-		(0.01)	-	-
Total distributions	(0.23)		(0.88)		(0.03)		(0.25)	(0.90)	(0.04)
Net asset value, end of period	$6.48		$10.85		$10.72		$6.49	$10.87	$10.73
Total Return ^	(38.61%	) ^^	9.52%	^^	7.55%	**^^	(38.43% )	9.75%	7.76%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$18,000		$26,462		$9,179		$6,482	$9,123	$8,000
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%		1.37%		1.67%	*	1.13%	1.12%	1.42%	*
After expense waiver	1.35%	#	1.35%	#	1.35%	*#	1.10% #	1.10% #	1.10%	*#
Net investment income (loss) to average daily net assets	0.63%		0.52%		0.13%	*	0.89%	0.78%	0.43%	*
Portfolio turnover rate	141%		100%		79%	**	141%	100%	79%	**

	Class Y				Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.88	$10.74	$10.00		$10.89	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.10 ***	(0.01	) ***	0.10 ***	0.11 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(4.22)	0.95	0.79		(4.21)	0.96	0.75
Total income (loss) from investment operations	(4.12)	1.05	0.78		(4.11)	1.07	0.79
Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.02)		(0.09)	(0.10)	(0.03)
From net realized gains	(0.16)	(0.82)	(0.02)		(0.16)	(0.82)	(0.02)
Tax return of capital	(0.01)	-	-		(0.01)	-	-
Total distributions	(0.27)	(0.91)	(0.04)		(0.26)	(0.92)	(0.05)
Net asset value, end of period	$6.49	$10.88	$10.74		$6.52	$10.89	$10.74
Total Return ^	(38.36% )	9.89%	7.86%	**	(38.24% )	10.05%	7.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,998	$7,490	$4,436		$1,333	$11,069	$10,349
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.97%	1.27%	*	0.88%	0.87%	1.17%	*
After expense waiver	0.95% #	0.95% #	0.95%	*#	N/A #	N/A	0.90%	*#
Net investment income (loss) to average daily net assets	1.03%	0.92%	(0.08%	) *	1.03%	1.01%	0.53%	*
Portfolio turnover rate	141%	100%	79%	**	141%	100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$10.85		$10.71		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03	***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(4.20)		0.94		0.75
Total income (loss) from investment operations	(4.16)		0.97		0.73
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.01)		-
From net realized gains	(0.16)		(0.82)		(0.02)
Tax return of capital	(0.00	) †	-		-
Total distributions	(0.16)		(0.83)		(0.02)
Net asset value, end of period	$6.53		$10.85		$10.71
Total Return ^	(38.81%	) ^^	9.16%	^^	7.33%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$79		$109		$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.68%		1.67%		1.97%	*
After expense waiver	1.65%	#	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	0.45%		0.23%		(0.22%	) *
Portfolio turnover rate	141%		100%		79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.94		$9.75		$9.01		$8.74		$8.33
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.00	) ***†	(0.01	) ***	(0.02	) ***	0.03	***
Net realized and unrealized gain (loss) on investments	(4.66)		1.19		0.75		0.29		0.41
Total income (loss) from investment operations	(4.68)		1.19		0.74		0.27		0.44
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	-		-		(0.03)
Total distributions	(0.00	) †	(0.00	) †	-		-		(0.03)
Net asset value, end of year	$6.26		$10.94		$9.75		$9.01		$8.74
Total Return ^	(42.77%	) ^^	12.23%	^^	8.21%	^^	3.09%	^^	5.32%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$49,345		$99,385		$39,055		$36,742		$37,377
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.40%		1.39%		1.39%		1.38%
After expense waiver	1.19%	#	1.30%	#	1.31%	#	N/A		1.38%	#^^^
Net investment income (loss) to average daily net assets	(0.18%	)	(0.04%	)	(0.12%	)	(0.20%	)	0.37%
Portfolio turnover rate	53%		43%		98%		28%		22%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.08		$9.87		$9.10		$8.81		$8.39
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.02	***	0.01	***	0.00	***†	0.05	***
Net realized and unrealized gain (loss) on investments	(4.72)		1.21		0.77		0.29		0.42
Total income (loss) from investment operations	(4.72)		1.23		0.78		0.29		0.47
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.02)		(0.01)		-		(0.05)
Total distributions	(0.00	) †	(0.02)		(0.01)		-		(0.05)
Net asset value, end of year	$6.36		$11.08		$9.87		$9.10		$8.81
Total Return ^	(42.59%	)	12.46%		8.52%		3.32%		5.58%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$222,053		$455,542		$280,094		$270,082		$301,734
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.15%		1.14%		1.14%		1.13%
After expense waiver	0.98%	#	1.06%	#	1.06%	#	N/A		1.13%	#^^^
Net investment income (loss) to average daily net assets	0.03%		0.20%		0.13%		0.05%		0.54%
Portfolio turnover rate	53%		43%		98%		28%		22%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.10	$9.87		$9.11		$8.82	$8.39
Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.04	***	0.03	***	0.01 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(4.74)	1.21		0.76		0.30	0.43
Total income (loss) from investment operations	(4.72)	1.25		0.79		0.31	0.49
Less distributions to shareholders:
From net investment income	(0.01)	(0.02)		(0.03)		(0.02)	(0.06)
Total distributions	(0.01)	(0.02)		(0.03)		(0.02)	(0.06)
Net asset value, end of year	$6.37	$11.10		$9.87		$9.11	$8.82
Total Return ^	(42.53% )	12.62%		8.64%		3.46%	5.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$25,876	$53,150		$44,656		$4,732	$4,331
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	1.03%		1.00%		1.02%	1.01%
After expense waiver	0.82% #	0.93%	#	0.93%	#	N/A	1.01%	#^^^
Net investment income (loss) to average daily net assets	0.19%	0.36%		0.29%		0.17%	0.68%
Portfolio turnover rate	53%	43%		98%		28%	22%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.13	$9.91		$9.14		$8.84	$8.42
Income (loss) from investment operations:
Net investment income (loss)	0.02 ***	0.05	***	0.03	***	0.03 ***	0.07	***
Net realized and unrealized gain (loss) on investments	(4.74)	1.22		0.77		0.30	0.42
Total income (loss) from investment operations	(4.72)	1.27		0.80		0.33	0.49
Less distributions to shareholders:
From net investment income	(0.02)	(0.05)		(0.03)		(0.03)	(0.07)
Total distributions	(0.02)	(0.05)		(0.03)		(0.03)	(0.07)
Net asset value, end of year	$6.39	$11.13		$9.91		$9.14	$8.84
Total Return ^	(42.45% )	12.77%		8.74%		3.68%	5.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$138,538	$225,943		$66,864		$71,627	$79,072
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.90%		0.89%		0.88%	0.88%
After expense waiver	0.76% #	0.81%	#	0.82%	#	N/A	0.87%	#^^^
Net investment income (loss) to average daily net assets	0.26%	0.44%		0.37%		0.30%	0.77%
Portfolio turnover rate	53%	43%		98%		28%	22%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.77		$9.63		$8.92		$8.68		$8.27
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.04	) ***	(0.04	) ***	(0.04	) ***	0.01	***
Net realized and unrealized gain (loss) on investments	(4.57)		1.18		0.75		0.28		0.41
Total income (loss) from investment operations	(4.62)		1.14		0.71		0.24		0.42
Less distributions to shareholders:
From net investment income	(0.00	) †	-		-		-		(0.01)
Total distributions	(0.00	) †	-		-		-		(0.01)
Net asset value, end of year	$6.15		$10.77		$9.63		$8.92		$8.68
Total Return ^	(42.89%	) ^^	11.84%	^^	7.96%	^^	2.77%	^^	5.05%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$597		$3,112		$3,509		$1,957		$2,185
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.70%		1.69%		1.69%		1.68%
After expense waiver	1.51%	#	1.61%	#	1.61%	#	N/A		1.68%	#^^^
Net investment income (loss) to average daily net assets	(0.51%	)	(0.35%	)	(0.41%	)	(0.50%	)	0.08%
Portfolio turnover rate	53%		43%		98%		28%		22%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year Ended 12/31/08		Period Ended 12/31/07+		Year Ended 12/31/08		Period Ended 12/31/07+		Year Ended 12/31/08		Period Ended 12/31/07+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***†	0.01	***	0.00	***†	0.03	***	0.00	***†
Net realized and unrealized gain (loss) on investments	(4.83)		(0.00	) †	(4.82)		(0.00	) †	(4.83)		(0.00	) †
Total income (loss) from investment operations	(4.82)		0.00	†	(4.81)		0.00	†	(4.80)		0.00	†
Less distributions to shareholders:
From net investment income	(0.03)		-		(0.02)		-		(0.03)		-
From net realized gains	(0.00	) †	-		(0.00	) †	-		(0.00	) †	-
Tax return of capital	(0.00	) †	-		(0.00	) †	-		(0.00	) †	-
Total distributions	(0.03)		-		(0.02)		-		(0.03)		-
Net asset value, end of period	$5.15		$10.00		$5.17		$10.00		$5.17		$10.00
Total Return ^	(48.23%	) ^^	0.00%	**††^^	(48.10%	)	0.00%	**††	(47.98%	)	0.00%	**††
Ratios / Supplemental Data:
Net assets, end of period (000's)	$257		$100		$52		$100		$52		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		3.08%	*	1.10%		2.83%	*	0.95%		2.69%	*
After expense waiver	1.25%	#	1.25%	*#	1.00%	#	1.00%	#*	0.85%	#	0.85%	*#
Net investment income (loss) to average daily net assets	0.11%		0.77%	*	0.17%		1.01%	*	0.32%		1.16%	*
Portfolio turnover rate	83%		0%	**††††	83%		0%	**††††	83%		0%	**††††

	Class S				Class N
	Year Ended 12/31/08		Period Ended 12/31/07+		Year Ended 12/31/08		Period Ended 12/31/07+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.00	***†	(0.03	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(4.82)		(0.00	) †	(4.81)		(0.00	) †
Total income (loss) from investment operations	(4.79)		0.00	†	(4.84)		0.00	†
Less distributions to shareholders:
From net investment income	(0.04)		-		-		-
From net realized gains	(0.00	) †	-		(0.00	) †	-
Tax return of capital	(0.00	) †	-		-		-
Total distributions	(0.04)		-		(0.00	) †	-
Net asset value, end of period	$5.17		$10.00		$5.16		$10.00
Total Return ^	(47.94%	)	0.00%	††**	(48.35%	) ^^	(0.10%	) **^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$42,923		$99,074		$52		$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		2.58%	*	1.65%		3.38%	*
After expense waiver	0.80%	#	0.80%	*#	1.55%	#	1.55%	*#
Net investment income (loss) to average daily net assets	0.35%		0.97%	*	(0.38%	)	0.46%	*
Portfolio turnover rate	83%		0%	**††††	83%		0%	**††††

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
††††	Amount is less than 0.5%.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.34		$9.88		$10.29		$9.03		$8.48
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.05	) ***	(0.05	) ***	(0.06	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(4.25)		1.32		0.05		1.32		0.57
Total income (loss) from investment operations	(4.27)		1.27		0.00		1.26		0.55
Less distributions to shareholders:
From net realized gains	-		(0.80)		(0.41)		-		-
Tax return of capital	-		(0.01)		-		-		-
Total distributions	-		(0.81)		(0.41)		-		-
Net asset value, end of year	$6.07		$10.34		$9.88		$10.29		$9.03
Total Return ^	(41.30%	) ^^	12.95%	^^	(0.02%	) ^^	13.95%	^^	6.49%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,626		$7,159		$8,278		$3,452		$1,997
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		1.36%		1.39%		1.38%		1.37%
After expense waiver	N/A		N/A		N/A		1.35%	#	1.25%	#^^^
Net investment income (loss) to average daily net assets	(0.29%	)	(0.48%	)	(0.55%	)	(0.65%	)	(0.20%	)
Portfolio turnover rate	93%		93%		98%		83%		68%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.62		$10.14		$10.53		$9.09		$8.52
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) ***†	(0.03	) ***	(0.03	) ***	(0.05	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(4.38)		1.35		0.05		1.49		0.57
Total income (loss) from investment operations	(4.38)		1.32		0.02		1.44		0.57
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	) †
From net realized gains	-		(0.83)		(0.41)		-		-
Tax return of capital	-		(0.01)		-		-		-
Total distributions	-		(0.84)		(0.41)		-		(0.00	) †
Net asset value, end of year	$6.24		$10.62		$10.14		$10.53		$9.09
Total Return ^	(41.24%	)	13.16%		0.17%		15.84%		6.72%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$160		$1,572		$1,630		$1,032		$9,272
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.11%		1.15%		1.09%		1.12%
After expense waiver	N/A		N/A		N/A		1.06%	#	1.00%	^^^#
Net investment income (loss) to average daily net assets	(0.04%	)	(0.24%	)	(0.30%	)	(0.55%	)	0.04%
Portfolio turnover rate	93%		93%		98%		83%		68%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.52	$10.05		$10.42		$9.10		$8.53
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	(0.01	) ***	(0.02	) ***	(0.02	) ***	0.02	***
Net realized and unrealized gain (loss) on investments	(4.33)	1.34		0.06		1.34		0.57
Total income (loss) from investment operations	(4.32)	1.33		0.04		1.32		0.59
Less distributions to shareholders:
From net investment income	(0.01)	-		-		-		(0.02)
From net realized gains	-	(0.85)		(0.41)		-		-
Tax return of capital	(0.02)	(0.01)		-		-		-
Total distributions	(0.03)	(0.86)		(0.41)		-		(0.02)
Net asset value, end of year	$6.17	$10.52		$10.05		$10.42		$9.10
Total Return ^	(41.08% )	13.36%		0.37%		14.51%		6.86%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,585	$13,237		$10,043		$12,099		$9,052
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	0.96%		0.98%		0.98%		0.97%
After expense waiver	N/A	N/A		N/A		0.95%	#	0.85%	#^^^
Net investment income (loss) to average daily net assets	0.13%	(0.08%	)	(0.19%	)	(0.26%	)	0.19%
Portfolio turnover rate	93%	93%		98%		83%		68%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.57	$10.09		$10.46		$9.14		$8.55
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	(0.00	) ***	(0.02	) ***	(0.02	) ***	0.01	***
Net realized and unrealized gain (loss) on investments	(4.34)	1.34		0.06		1.34		0.59
Total income (loss) from investment operations	(4.33)	1.34		0.04		1.32		0.60
Less distributions to shareholders:
From net investment income	(0.01)	-		-		-		(0.01)
From net realized gains	-	(0.85)		(0.41)		-		-
Tax return of capital	(0.02)	(0.01)		-		-		-
Total distributions	(0.03)	(0.86)		(0.41)		-		(0.01)
Net asset value, end of year	$6.21	$10.57		$10.09		$10.46		$9.14
Total Return ^	(41.00% )	13.45%		0.36%		14.44%		7.08%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,390	$23,465		$20,909		$26,241		$18,791
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	0.92%		0.94%		0.94%		0.93%
After expense waiver	N/A	N/A		N/A		0.91%	#	0.81%	#^^^
Net investment income (loss) to average daily net assets	0.15%	(0.04%	)	(0.15%	)	(0.21%	)	0.16%
Portfolio turnover rate	93%	93%		98%		83%		68%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.29		$9.86		$10.31		$9.07		$8.42
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.08	) ***	(0.09	) ***	(0.09	) ***	(0.07	) ***
Net realized and unrealized gain (loss) on investments	(4.21)		1.31		0.05		1.33		0.72
Total income (loss) from investment operations	(4.26)		1.23		(0.04)		1.24		0.65
Less distributions to shareholders:
From net realized gains	-		(0.79)		(0.41)		-		-
Tax return of capital	-		(0.01)		-		-		-
Total distributions	-		(0.80)		(0.41)		-		-
Net asset value, end of year	$6.03		$10.29		$9.86		$10.31		$9.07
Total Return ^	(41.40%	) ^^	12.59%	^^	(0.41%	) ^^	13.67%	^^	7.72%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1		$1		$1		$1		$5
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%		1.65%		1.69%		1.66%		1.67%
After expense waiver	N/A		N/A		N/A		1.63%	#	1.56%	#^^^
Net investment income (loss) to average daily net assets	(0.63%	)	(0.77%	)	(0.93%	)	(0.94%	)	(0.83%	)
Portfolio turnover rate	93%		93%		98%		83%		68%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$7.12		$6.06		$6.47		$5.89		$4.96
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.05	) ***	(0.06	) ***	(0.06	) ***	(0.04	) ***
Net realized and unrealized gain (loss) on investments	(3.29)		1.11		(0.35)		0.64		0.97
Total income (loss) from investment operations	(3.34)		1.06		(0.41)		0.58		0.93
Less distributions to shareholders:
From net realized gains	(0.20)		-		-		-		-
Total distributions	(0.20)		-		-		-		-
Net asset value, end of year	$3.58		$7.12		$6.06		$6.47		$5.89
Total Return ^	(46.67%	) ^^	17.49%	^^	(6.34%	) ^^	9.85%	^^	18.75%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$45,137		$127,729		$114,139		$137,756		$117,232
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.36%		1.35%		1.35%		1.36%
After expense waiver	N/A		N/A		1.33%	#	1.27%	#	1.30%	#^^^
Net investment income (loss) to average daily net assets	(0.86%	)	(0.83%	)	(1.01%	)	(1.02%	)	(0.67%	)
Portfolio turnover rate	32%		34%		49%		24%		85%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$7.26		$6.17		$6.56		$5.97		$5.01
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.04	) ***	(0.05	) ***	(0.05	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(3.37)		1.13		(0.34)		0.64		0.98
Total income (loss) from investment operations	(3.40)		1.09		(0.39)		0.59		0.96
Less distributions to shareholders:
From net realized gains	(0.20)		-		-		-		-
Total distributions	(0.20)		-		-		-		-
Net asset value, end of year	$3.66		$7.26		$6.17		$6.56		$5.97
Total Return ^	(46.60%	)	17.67%		(5.95%	)	9.88%		19.16%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$61,240		$135,033		$192,839		$193,605		$152,518
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.10%		1.10%		1.11%
After expense waiver	N/A		N/A		1.08%	#	1.02%	#	1.05%	#^^^
Net investment income (loss) to average daily net assets	(0.60%	)	(0.60%	)	(0.76%	)	(0.77%	)	(0.42%	)
Portfolio turnover rate	32%		34%		49%		24%		85%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$7.34		$6.22		$6.61		$6.00		$5.03
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.03	) ***	(0.04	) ***	(0.04	) ***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	(3.40)		1.15		(0.35)		0.65		0.98
Total income (loss) from investment operations	(3.43)		1.12		(0.39)		0.61		0.97
Less distributions to shareholders:
From net realized gains	(0.20)		-		-		-		-
Total distributions	(0.20)		-		-		-		-
Net asset value, end of year	$3.71		$7.34		$6.22		$6.61		$6.00
Total Return ^	(46.49%	)	18.01%		(5.90%	)	10.17%		19.28%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$16,755		$48,600		$53,940		$41,705		$32,242
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.96%		0.95%		0.95%		0.96%
After expense waiver	N/A		N/A		0.93%	#	0.87%	#	0.90%	#^^^
Net investment income (loss) to average daily net assets	(0.46%	)	(0.44%	)	(0.61%	)	(0.62%	)	(0.27%	)
Portfolio turnover rate	32%		34%		49%		24%		85%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$7.40		$6.26		$6.65		$6.03		$5.05
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.02	) ***	(0.03	) ***	(0.03	) ***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	(3.44)		1.16		(0.36)		0.65		0.99
Total income (loss) from investment operations	(3.46)		1.14		(0.39)		0.62		0.98
Less distributions to shareholders:
From net realized gains	(0.20)		-		-		-		-
Total distributions	(0.20)		-		-		-		-
Net asset value, end of year	$3.74		$7.40		$6.26		$6.65		$6.03
Total Return ^	(46.53%	)	18.21%		(5.86%	)	10.28%		19.41%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$112,415		$284,106		$239,162		$240,002		$198,154
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.85%		0.85%		0.86%
After expense waiver	N/A		N/A		0.83%	#	0.77%	#	0.80%	#^^^
Net investment income (loss) to average daily net assets	(0.36%	)	(0.32%	)	(0.51%	)	(0.51%	)	(0.17%	)
Portfolio turnover rate	32%		34%		49%		24%		85%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$6.98		$5.96		$6.37		$5.83		$4.92
Income (loss) from investment operations:
Net investment income (loss)	(0.07	) ***	(0.07	) ***	(0.08	) ***	(0.08	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(3.22)		1.09		(0.33)		0.62		0.96
Total income (loss) from investment operations	(3.29)		1.02		(0.41)		0.54		0.91
Less distributions to shareholders:
From net realized gains	(0.20)		-		-		-		-
Total distributions	(0.20)		-		-		-		-
Net asset value, end of year	$3.49		$6.98		$5.96		$6.37		$5.83
Total Return ^	(46.88%	) ^^	17.11%	^^	(6.44%	) ^^	9.26%	^^	18.50%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$84		$944		$1,203		$1,034		$1,144
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%		1.66%		1.65%		1.65%		1.66%
After expense waiver	N/A		N/A		1.63%	#	1.57%	#	1.59%	#^^^
Net investment income (loss) to average daily net assets	(1.22%	)	(1.13%	)	(1.31%	)	(1.32%	)	(0.99%	)
Portfolio turnover rate	32%		34%		49%		24%		85%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.16		$4.37		$4.12		$4.09		$3.74
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.03	) ***	(0.02	) ***	(0.02	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(2.17)		0.82		0.27		0.05		0.35
Total income (loss) from investment operations	(2.19)		0.79		0.25		0.03		0.35
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	) †
Total distributions	-		-		-		-		(0.00	) †
Net asset value, end of year	$2.97		$5.16		$4.37		$4.12		$4.09
Total Return ^	(42.44%	) ^^	17.81%	^^	6.31%	^^	0.73%	^^	9.47%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,506		$22,454		$21,627		$26,216		$32,176
Net expenses to average daily net assets	1.17%		1.16%		1.15%		1.11%		1.12%
Net investment income (loss) to average daily net assets	(0.57%	)	(0.57%	)	(0.50%	)	(0.50%	)	0.12%
Portfolio turnover rate	10%		29%		7%		17%		30%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.25		$4.44		$4.17		$4.13		$3.77
Income (loss) from investment operations:
Net investment income (loss)	(0.01	) ***	(0.02	) ***	(0.01	) ***	(0.01	) ***	0.01 ***
Net realized and unrealized gain (loss) on investments	(2.21)		0.83		0.28		0.05		0.36
Total income (loss) from investment operations	(2.22)		0.81		0.27		0.04		0.37
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.01)
Total distributions	-		-		-		-		(0.01)
Net asset value, end of year	$3.03		$5.25		$4.44		$4.17		$4.13
Total Return ^	(42.29%	)	18.24%		6.47%		0.97%		9.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,363		$10,335		$9,960		$13,000		$13,101
Net expenses to average daily net assets	0.92%		0.91%		0.90%		0.86%		0.87%
Net investment income (loss) to average daily net assets	(0.32%	)	(0.32%	)	(0.26%	)	(0.24%	)	0.26%
Portfolio turnover rate	10%		29%		7%		17%		30%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.30		$4.47		$4.19		$4.15		$3.79
Income (loss) from investment operations:
Net investment income (loss)	(0.01	) ***	(0.01	) ***	(0.01	) ***	(0.00	) ***†	0.02 ***
Net realized and unrealized gain (loss) on investments	(2.22)		0.84		0.29		0.04		0.36
Total income (loss) from investment operations	(2.23)		0.83		0.28		0.04		0.38
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.02)
Total distributions	-		-		-		-		(0.02)
Net asset value, end of year	$3.07		$5.30		$4.47		$4.19		$4.15
Total Return ^	(42.08%	)	18.57%		6.68%		0.96%		9.98%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,922		$3,160		$1,495		$2,628		$3,777
Net expenses to average daily net assets	0.77%		0.77%		0.75%		0.71%		0.72%
Net investment income (loss) to average daily net assets	(0.17%	)	(0.18%	)	(0.12%	)	(0.11%	)	0.49%
Portfolio turnover rate	10%		29%		7%		17%		30%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.35		$4.51		$4.22		$4.17		$3.81
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) ***†	(0.00	) ***†	(0.00	) ***†	(0.00	) ***†	0.02 ***
Net realized and unrealized gain (loss) on investments	(2.26)		0.84		0.29		0.05		0.36
Total income (loss) from investment operations	(2.26)		0.84		0.29		0.05		0.38
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.02)
Total distributions	-		-		-		-		(0.02)
Net asset value, end of year	$3.09		$5.35		$4.51		$4.22		$4.17
Total Return ^	(42.24%	)	18.63%		6.87%		1.20%		10.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,781		$21,630		$16,179		$19,404		$25,880
Net expenses to average daily net assets	0.67%		0.66%		0.65%		0.61%		0.62%
Net investment income (loss) to average daily net assets	(0.08%	)	(0.07%	)	(0.00%	) ††	(0.01%	)	0.45%
Portfolio turnover rate	10%		29%		7%		17%		30%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.07		$4.31		$4.07		$4.05		$3.71
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.04	) ***	(0.03	) ***	(0.03	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(2.12)		0.80		0.27		0.05		0.34
Total income (loss) from investment operations	(2.16)		0.76		0.24		0.02		0.34
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	) †
Total distributions	-		-		-		-		(0.00	) †
Net asset value, end of year	$2.91		$5.07		$4.31		$4.07		$4.05
Total Return ^	(42.60%	) ^^	17.63%	^^	5.90%	^^	0.49%	^^	9.25%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$120		$494		$445		$451		$432
Net expenses to average daily net assets	1.47%		1.46%		1.45%		1.41%		1.41%
Net investment income (loss) to average daily net assets	(0.85%	)	(0.87%	)	(0.79%	)	(0.79%	)	0.11%
Portfolio turnover rate	10%		29%		7%		17%		30%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$16.09		$18.08	$16.70	$17.78		$16.92
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.05 ***	0.25 ***	(0.00	) ***†	(0.07	) ***
Net realized and unrealized gain (loss) on investments	(6.86)		0.25	3.02	0.53		1.96
Total income (loss) from investment operations	(6.76)		0.30	3.27	0.53		1.89
Less distributions to shareholders:
From net investment income	(0.12)		(0.03)	(0.26)	(0.01)		-
From net realized gains	(0.55)		(2.26)	(1.63)	(1.60)		(1.03)
Tax return of capital	(0.00	) †	-	-	-		-
Total distributions	(0.67)		(2.29)	(1.89)	(1.61)		(1.03)
Net asset value, end of year	$8.66		$16.09	$18.08	$16.70		$17.78
Total Return ^	(43.10%	) ^^	1.52% ^^	19.65% ^^	2.98%	^^	11.33%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$107,233		$224,393	$275,925	$252,047		$228,871
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.30%	1.29%	1.30%		1.30%
After expense waiver	N/A		N/A	N/A	N/A		1.28%	#^^^
Net investment income (loss) to average daily net assets	0.80%		0.29%	1.39%	(0.01%	)	(0.40%	)
Portfolio turnover rate	43%		44%	36%	31%		32%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$16.36		$18.34	$16.91	$17.98	$17.05
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.08 ***	0.30 ***	0.05 ***	(0.03	) ***
Net realized and unrealized gain (loss) on investments	(7.00)		0.27	3.06	0.53	1.99
Total income (loss) from investment operations	(6.86)		0.35	3.36	0.58	1.96
Less distributions to shareholders:
From net investment income	(0.15)		(0.07)	(0.30)	(0.05)	-
From net realized gains	(0.55)		(2.26)	(1.63)	(1.60)	(1.03)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.70)		(2.33)	(1.93)	(1.65)	(1.03)
Net asset value, end of year	$8.80		$16.36	$18.34	$16.91	$17.98
Total Return ^	(42.98%	)	1.79%	19.94%	3.26%	11.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$69,539		$159,281	$203,635	$180,827	$163,742
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%	1.04%	1.05%	1.05%
After expense waiver	N/A		N/A	N/A	N/A	1.03%	#^^^
Net investment income (loss) to average daily net assets	1.05%		0.39%	1.66%	0.26%	(0.16%	)
Portfolio turnover rate	43%		44%	36%	31%	32%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$16.49		$18.47	$17.02	$18.08	$17.12
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.09 ***	0.32 ***	0.07 ***	(0.00	) ***†
Net realized and unrealized gain (loss) on investments	(7.06)		0.29	3.09	0.55	1.99
Total income (loss) from investment operations	(6.90)		0.38	3.41	0.62	1.99
Less distributions to shareholders:
From net investment income	(0.17)		(0.10)	(0.33)	(0.08)	-
From net realized gains	(0.55)		(2.26)	(1.63)	(1.60)	(1.03)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.72)		(2.36)	(1.96)	(1.68)	(1.03)
Net asset value, end of year	$8.87		$16.49	$18.47	$17.02	$18.08
Total Return ^	(42.89%	)	1.92%	20.12%	3.44%	11.78%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,399		$131,434	$144,555	$116,392	$94,538
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.90%	0.89%	0.90%	0.90%
After expense waiver	N/A		N/A	N/A	N/A	0.88%	#^^^
Net investment income (loss) to average daily net assets	1.17%		0.49%	1.79%	0.40%	(0.01%	)
Portfolio turnover rate	43%		44%	36%	31%	32%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$16.62		$18.59	$17.11	$18.18	$17.19
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.13 ***	0.34 ***	0.09 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(7.11)		0.28	3.12	0.54	2.01
Total income (loss) from investment operations	(6.94)		0.41	3.46	0.63	2.02
Less distributions to shareholders:
From net investment income	(0.19)		(0.12)	(0.35)	(0.10)	-
From net realized gains	(0.55)		(2.26)	(1.63)	(1.60)	(1.03)
Tax return of capital	(0.00	) †	-	-	-	-
Total distributions	(0.74)		(2.38)	(1.98)	(1.70)	(1.03)
Net asset value, end of year	$8.94		$16.62	$18.59	$17.11	$18.18
Total Return ^	(42.82%	)	2.07%	20.28%	3.45%	11.91%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$142,372		$349,391	$348,859	$354,769	$326,445
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.80%	0.79%	0.80%	0.80%
After expense waiver	N/A		N/A	N/A	N/A	0.78%	#^^^
Net investment income (loss) to average daily net assets	1.27%		0.67%	1.89%	0.50%	0.08%
Portfolio turnover rate	43%		44%	36%	31%	32%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$15.77		$17.79		$16.48	$17.60		$16.81
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	(0.02	) ***	0.18 ***	(0.05	) ***	(0.12	) ***
Net realized and unrealized gain (loss) on investments	(6.72)		0.26		2.99	0.53		1.94
Total income (loss) from investment operations	(6.65)		0.24		3.17	0.48		1.82
Less distributions to shareholders:
From net investment income	(0.09)		-		(0.23)	-		-
From net realized gains	(0.55)		(2.26)		(1.63)	(1.60)		(1.03)
Tax return of capital	(0.00	) †	-		-	-		-
Total distributions	(0.64)		(2.26)		(1.86)	(1.60)		(1.03)
Net asset value, end of year	$8.48		$15.77		$17.79	$16.48		$17.60
Total Return ^	(43.29%	) ^^	1.21%	^^	19.35% ^^	2.61%	^^	11.05%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,522		$2,723		$2,567	$1,820		$1,006
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.60%	1.60%		1.60%
After expense waiver	N/A		N/A		N/A	N/A		1.58%	#^^^
Net investment income (loss) to average daily net assets	0.54%		(0.08%	)	1.03%	(0.27%	)	(0.72%	)
Portfolio turnover rate	43%		44%		36%	31%		32%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.72		$11.40		$10.00		$9.75		$11.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.09	***	0.02	***	0.07	***	0.11 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(3.25)		(1.10)		1.41		(3.27)		(1.10)	1.39
Total income (loss) from investment operations	(3.20)		(1.01)		1.43		(3.20)		(0.99)	1.44
Less distributions to shareholders:
From net investment income	(0.08)		(0.04)		(0.02)		(0.09)		(0.05)	(0.01)
From net realized gains	(0.00	) †	(0.63)		(0.01)		(0.00	) †	(0.63)	(0.01)
Tax return of capital	(0.01)		-		-		(0.02)		-	-
Total distributions	(0.09)		(0.67)		(0.03)		(0.11)		(0.68)	(0.02)
Net asset value, end of period	$6.43		$9.72		$11.40		$6.44		$9.75	$11.42
Total Return ^	(32.94%	) ^^	(8.97%	) ^^	14.27%	**^^	(32.77%	)	(8.74% )	14.47%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,444		$9,490		$497		$32,488		$74,131	$1,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		2.02%	*	1.05%		1.05%	1.77%	*
After expense waiver	N/A		N/A		1.38%	*#	N/A		N/A	1.13%	*#
Net investment income (loss) to average daily net assets	0.56%		0.82%		0.45%	*	0.81%		0.95%	1.31%	*
Portfolio turnover rate	34%		49%		7%	**	34%		49%	7%	**

	Class Y					Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.75		$11.43	$10.00		$9.75		$11.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.17 ***	0.03	***	0.09	***	0.14 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(3.28)		(1.15)	1.40		(3.27)		(1.10)	1.39
Total income (loss) from investment operations	(3.19)		(0.98)	1.43		(3.18)		(0.96)	1.45
Less distributions to shareholders:
From net investment income	(0.11)		(0.07)	-		(0.12)		(0.08)	(0.02)
From net realized gains	(0.00	) †	(0.63)	-		(0.00	) †	(0.63)	(0.01)
Tax return of capital	(0.02)		-	-		(0.02)		-	-
Total distributions	(0.13)		(0.70)	-		(0.14)		(0.71)	(0.03)
Net asset value, end of period	$6.43		$9.75	$11.43		$6.43		$9.75	$11.42
Total Return ^	(32.67%	)	(8.66% )	14.42%	**	(32.61%	)	(8.53% )	14.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,174		$1,163	$-		$60,858		$123,216	$60,708
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.90%	1.62%	*	0.80%		0.80%	1.52%	*
After expense waiver	N/A		N/A	0.98%	*#	N/A		N/A	0.88%	*#
Net investment income (loss) to average daily net assets	1.14%		1.45%	0.68%	*	1.07%		1.19%	1.51%	*
Portfolio turnover rate	34%		49%	7%	**	34%		49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$9.75		$11.41		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	(0.00	) ***†	(0.00	) ***†
Net realized and unrealized gain (loss) on investments	(3.26)		(1.03)		1.41
Total income (loss) from investment operations	(3.23)		(1.03)		1.41
Less distributions to shareholders:
From net investment income	(0.07)		-		-
From net realized gains	(0.00	) †	(0.63)		-
Tax return of capital	(0.01)		-		-
Total distributions	(0.08)		(0.63)		-
Net asset value, end of period	$6.44		$9.75		$11.41
Total Return ^	(33.23%	)	(9.13%	) ^^	14.22%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$31		$38		$-
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		2.32%	*
After expense waiver	N/A		N/A		1.68%	*#
Net investment income (loss) to average daily net assets	0.32%		(0.00%	) ††	(0.02%	) *
Portfolio turnover rate	34%		49%		7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.34		$10.90		$10.00		$9.36		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.18	***	0.10	***	0.11	***	0.20 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(3.21)		(1.53)		0.84		(3.22)		(1.53)	0.83
Total income (loss) from investment operations	(3.12)		(1.35)		0.94		(3.11)		(1.33)	0.96
Less distributions to shareholders:
From net investment income	(0.08)		(0.13)		(0.04)		(0.11)		(0.14)	(0.05)
From net realized gains	(0.00	) †	(0.08)		-		(0.00	) †	(0.08)	-
Tax return of capital	(0.00	) †	-		-		(0.00	) †	-	-
Total distributions	(0.08)		(0.21)		(0.04)		(0.11)		(0.22)	(0.05)
Net asset value, end of period	$6.14		$9.34		$10.90		$6.14		$9.36	$10.91
Total Return ^	(33.30%	) ^^	(12.35%	) ^^	9.32%	**^^	(33.12%	)	(12.22% )	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,950		$15,737		$3,653		$24,811		$42,168	$1,041
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.35%		1.72%	*	1.12%		1.10%	1.47%	*
After expense waiver	N/A		N/A		1.40%	*#	N/A		N/A	1.15%	*#
Net investment income (loss) to average daily net assets	1.07%		1.74%		1.23%	*	1.36%		1.91%	1.69%	*
Portfolio turnover rate	110%		68%		63%	**	110%		68%	63%	**

	Class Y					Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.36		$10.91	$10.00		$9.37		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.24 ***	0.10	***	0.13	***	0.24 ***	0.11	***
Net realized and unrealized gain (loss) on investments	(3.22)		(1.56)	0.86		(3.23)		(1.54)	0.85
Total income (loss) from investment operations	(3.10)		(1.32)	0.96		(3.10)		(1.30)	0.96
Less distributions to shareholders:
From net investment income	(0.12)		(0.15)	(0.05)		(0.13)		(0.16)	(0.05)
From net realized gains	(0.00	) †	(0.08)	-		(0.00	) †	(0.08)	-
Tax return of capital	(0.00	) †	-	-		(0.00	) †	-	-
Total distributions	(0.12)		(0.23)	(0.05)		(0.13)		(0.24)	(0.05)
Net asset value, end of period	$6.14		$9.36	$10.91		$6.14		$9.37	$10.91
Total Return ^	(33.01%	)	(12.06% )	9.61%	**	(32.97%	)	(12.02% )	9.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,679		$9,343	$2,402		$55,899		$90,057	$29,939
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.95%	1.32%	*	0.87%		0.85%	1.22%	*
After expense waiver	N/A		N/A	1.00%	*#	N/A		N/A	0.95%	*#
Net investment income (loss) to average daily net assets	1.47%		2.27%	1.34%	*	1.58%		2.21%	1.40%	*
Portfolio turnover rate	110%		68%	63%	**	110%		68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$9.34		$10.91		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.16	***	0.04	***
Net realized and unrealized gain (loss) on investments	(3.18)		(1.54)		0.87
Total income (loss) from investment operations	(3.12)		(1.38)		0.91
Less distributions to shareholders:
From net investment income	(0.06)		(0.11)		-
From net realized gains	(0.00	) †	(0.08)		-
Tax return of capital	(0.00	) †	-		-
Total distributions	(0.06)		(0.19)		-
Net asset value, end of period	$6.16		$9.34		$10.91
Total Return ^	(33.49%	) ^^	(12.64%	) ^^	9.10%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$197		$284		$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.65%		2.02%	*
After expense waiver	N/A		N/A		1.70%	*#
Net investment income (loss) to average daily net assets	0.76%		1.52%		0.50%	*
Portfolio turnover rate	110%		68%		63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$12.59		$15.32		$14.28		$14.28		$11.96
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***	(0.03	) ***	(0.03	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	(3.53)		(0.36)		2.07		0.68		2.65
Total income (loss) from investment operations	(3.51)		(0.34)		2.04		0.65		2.65
Less distributions to shareholders:
From net realized gains	(0.41)		(2.39)		(1.00)		(0.65)		(0.33)
Total distributions	(0.41)		(2.39)		(1.00)		(0.65)		(0.33)
Net asset value, end of year	$8.67		$12.59		$15.32		$14.28		$14.28
Total Return ^	(27.94%	) ^^	(2.09%	) ^^	14.46%	^^	4.56%	^^	22.30%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$84,721		$132,697		$174,732		$136,675		$115,807
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.49%		1.49%		1.49%
After expense waiver	N/A		N/A		N/A		N/A		1.44%	#^^^
Net investment income (loss) to average daily net assets	0.14%		0.11%		(0.18%	)	(0.24%	)	(0.02%	)
Portfolio turnover rate	37%		39%		50%		56%		36%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$12.70	$15.43	$14.34	$14.31		$11.96
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.05 ***	0.01 ***	0.00	***†	0.03	***
Net realized and unrealized gain (loss) on investments	(3.55)	(0.36)	2.08	0.68		2.67
Total income (loss) from investment operations	(3.51)	(0.31)	2.09	0.68		2.70
Less distributions to shareholders:
From net investment income	-	(0.03)	-	-		(0.02)
From net realized gains	(0.41)	(2.39)	(1.00)	(0.65)		(0.33)
Total distributions	(0.41)	(2.42)	(1.00)	(0.65)		(0.35)
Net asset value, end of year	$8.78	$12.70	$15.43	$14.34		$14.31
Total Return ^	(27.70% )	(1.89% )	14.75%	4.76%		22.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$46,039	$103,887	$163,441	$125,631		$116,485
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.24%	1.24%	1.24%		1.24%
After expense waiver	N/A	N/A	N/A	N/A		1.19%	#^^^
Net investment income (loss) to average daily net assets	0.36%	0.32%	0.07%	0.00%	††	0.24%
Portfolio turnover rate	37%	39%	50%	56%		36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$12.80	$15.53	$14.41	$14.35	$11.99
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	0.07 ***	0.04 ***	0.02 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(3.60)	(0.36)	2.09	0.69	2.67
Total income (loss) from investment operations	(3.54)	(0.29)	2.13	0.71	2.72
Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.01)	-	(0.03)
From net realized gains	(0.41)	(2.39)	(1.00)	(0.65)	(0.33)
Total distributions	(0.43)	(2.44)	(1.01)	(0.65)	(0.36)
Net asset value, end of year	$8.83	$12.80	$15.53	$14.41	$14.35
Total Return ^	(27.72% )	(1.72% )	14.93%	4.96%	22.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$73,216	$100,730	$174,630	$98,126	$100,488
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%	1.09%	1.09%	1.09%
After expense waiver	N/A	N/A	N/A	N/A	1.04%	#^^^
Net investment income (loss) to average daily net assets	0.55%	0.47%	0.22%	0.13%	0.37%
Portfolio turnover rate	37%	39%	50%	56%	36%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$12.84	$15.58	$14.46	$14.39	$12.02
Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.09 ***	0.04 ***	0.03 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(3.61)	(0.38)	2.09	0.69	2.68
Total income (loss) from investment operations	(3.54)	(0.29)	2.13	0.72	2.73
Less distributions to shareholders:
From net investment income	(0.02)	(0.06)	(0.01)	-	(0.03)
From net realized gains	(0.41)	(2.39)	(1.00)	(0.65)	(0.33)
Total distributions	(0.43)	(2.45)	(1.01)	(0.65)	(0.36)
Net asset value, end of year	$8.87	$12.84	$15.58	$14.46	$14.39
Total Return ^	(27.65% )	(1.68% )	14.97%	5.01%	22.86%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$186,899	$241,742	$288,826	$221,271	$188,743
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.05%	1.05%	1.05%
After expense waiver	N/A	N/A	N/A	N/A	1.00%	#^^^
Net investment income (loss) to average daily net assets	0.59%	0.58%	0.26%	0.20%	0.40%
Portfolio turnover rate	37%	39%	50%	56%	36%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$12.31		$15.08		$14.11		$14.16		$11.90
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.02	) ***	(0.07	) ***	(0.08	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(3.44)		(0.36)		2.04		0.68		2.64
Total income (loss) from investment operations	(3.46)		(0.38)		1.97		0.60		2.59
Less distributions to shareholders:
From net realized gains	(0.41)		(2.39)		(1.00)		(0.65)		(0.33)
Total distributions	(0.41)		(2.39)		(1.00)		(0.65)		(0.33)
Net asset value, end of year	$8.44		$12.31		$15.08		$14.11		$14.16
Total Return ^	(28.18%	) ^^	(2.40%	) ^^	14.14%	^^	4.25%	^^	21.91%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,101		$1,633		$1,398		$1,251		$916
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.79%		1.79%		1.79%
After expense waiver	N/A		N/A		N/A		N/A		1.74%	#^^^
Net investment income (loss) to average daily net assets	(0.16%	)	(0.13%	)	(0.48%	)	(0.54%	)	(0.37%	)
Portfolio turnover rate	37%		39%		50%		56%		36%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.35		$10.35		$9.82		$8.74		$7.64
Income (loss) from investment operations:
Net investment income (loss)	(0.06	) ***	(0.08	) ***	0.02	***	(0.05	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(5.29)		1.08		0.53		1.13		1.15
Total income (loss) from investment operations	(5.35)		1.00		0.55		1.08		1.10
Less distributions to shareholders:
From net investment income	-		-		(0.02)		-		-
Total distributions	-		-		(0.02)		-		-
Net asset value, end of year	$6.00		$11.35		$10.35		$9.82		$8.74
Total Return ^	(47.14%	) ^^	9.66%	^^	5.47%	^^	12.47%	^^	14.40%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,726		$27,120		$30,406		$34,053		$29,642
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.30%		1.31%		1.30%		1.30%
After expense waiver	N/A		N/A		N/A		N/A		1.27%	#^^^
Net investment income (loss) to average daily net assets	(0.69%	)	(0.72%	)	0.18%		(0.59%	)	(0.68%	)
Portfolio turnover rate	151%		193%		130%		117%		93%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.58		$10.53		$10.00	$8.87		$7.73
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.05	) ***	0.05 ***	(0.03	) ***	(0.03	) ***
Net realized and unrealized gain (loss) on investments	(5.40)		1.10		0.52	1.16		1.17
Total income (loss) from investment operations	(5.44)		1.05		0.57	1.13		1.14
Less distributions to shareholders:
From net investment income	-		-		(0.04)	-		-
Total distributions	-		-		(0.04)	-		-
Net asset value, end of year	$6.14		$11.58		$10.53	$10.00		$8.87
Total Return ^	(46.98%	)	9.97%		5.74%	12.74%		14.75%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$16,919		$38,904		$33,742	$42,353		$39,546
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.05%		1.06%	1.05%		1.06%
After expense waiver	N/A		N/A		N/A	N/A		1.02%	#^^^
Net investment income (loss) to average daily net assets	(0.44%	)	(0.48%	)	0.43%	(0.35%	)	(0.44%	)
Portfolio turnover rate	151%		193%		130%	117%		93%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.70		$10.62		$10.08	$8.94		$7.78
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.03	) ***	0.06 ***	(0.02	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(5.46)		1.11		0.54	1.16		1.18
Total income (loss) from investment operations	(5.49)		1.08		0.60	1.14		1.16
Less distributions to shareholders:
From net investment income	-		-		(0.06)	-		-
Total distributions	-		-		(0.06)	-		-
Net asset value, end of year	$6.21		$11.70		$10.62	$10.08		$8.94
Total Return ^	(46.92%	)	10.17%		5.90%	12.86%		14.91%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,326		$5,944		$19,475	$21,345		$15,791
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.90%		0.91%	0.90%		0.90%
After expense waiver	N/A		N/A		N/A	N/A		0.87%	#^^^
Net investment income (loss) to average daily net assets	(0.28%	)	(0.30%	)	0.55%	(0.19%	)	(0.29%	)
Portfolio turnover rate	151%		193%		130%	117%		93%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.74		$10.65		$10.12	$8.97		$7.79
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.03	) ***	0.06 ***	(0.01	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(5.48)		1.12		0.54	1.16		1.20
Total income (loss) from investment operations	(5.50)		1.09		0.60	1.15		1.18
Less distributions to shareholders:
From net investment income	-		-		(0.07)	-		-
Total distributions	-		-		(0.07)	-		-
Net asset value, end of year	$6.24		$11.74		$10.65	$10.12		$8.97
Total Return ^	(46.85%	)	10.23%		5.97%	12.82%		15.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$41,539		$86,268		$68,251	$70,676		$50,160
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.83%		0.84%	0.83%		0.83%
After expense waiver	N/A		N/A		N/A	N/A		0.80%	#^^^
Net investment income (loss) to average daily net assets	(0.23%	)	(0.26%	)	0.59%	(0.12%	)	(0.22%	)
Portfolio turnover rate	151%		193%		130%	117%		93%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$11.17		$10.21		$9.71		$8.67		$7.59
Income (loss) from investment operations:
Net investment income (loss)	(0.09	) ***	(0.11	) ***	(0.00	) ***†	(0.08	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(5.19)		1.07		0.50		1.12		1.16
Total income (loss) from investment operations	(5.28)		0.96		0.50		1.04		1.08
Net asset value, end of year	$5.89		$11.17		$10.21		$9.71		$8.67
Total Return ^	(47.27%	) ^^	9.40%	^^	5.15%	^^	12.00%	^^	14.23%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$185		$336		$246		$167		$149
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.60%		1.61%		1.60%		1.60%
After expense waiver	N/A		N/A		N/A		N/A		1.57%	#^^^
Net investment income (loss) to average daily net assets	(0.98%	)	(1.02%	)	(0.01%	)	(0.89%	)	(0.99%	)
Portfolio turnover rate	151%		193%		130%		117%		93%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$14.75		$14.05		$14.13		$13.09		$11.17
Income (loss) from investment operations:
Net investment income (loss)	(0.08	) ***	(0.07	) ***	(0.04	) ***	(0.09	) ***	(0.10	) ***
Net realized and unrealized gain (loss) on investments	(5.92)		2.26		1.01		1.74		2.04
Total income (loss) from investment operations	(6.00)		2.19		0.97		1.65		1.94
Less distributions to shareholders:
From net realized gains	(0.61)		(1.49)		(1.05)		(0.61)		(0.02)
Total distributions	(0.61)		(1.49)		(1.05)		(0.61)		(0.02)
Net asset value, end of year	$8.14		$14.75		$14.05		$14.13		$13.09
Total Return ^	(41.26%	) ^^	15.74%	^^	6.97%	^^	12.63%	^^	17.41%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$211,358		$397,924		$318,260		$310,072		$208,278
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.34%		1.35%		1.35%		1.35%
After expense waiver	N/A		N/A		N/A		N/A		1.34%	#^^^
Net investment income (loss) to average daily net assets	(0.67%	)	(0.47%	)	(0.29%	)	(0.68%	)	(0.89%	)
Portfolio turnover rate	33%		41%		42%		28%		42%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$15.02		$14.28		$14.34		$13.24		$11.27
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.03	) ***	(0.01	) ***	(0.06	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(6.04)		2.29		1.04		1.77		2.07
Total income (loss) from investment operations	(6.09)		2.26		1.03		1.71		1.99
Less distributions to shareholders:
From net realized gains	(0.61)		(1.52)		(1.09)		(0.61)		(0.02)
Total distributions	(0.61)		(1.52)		(1.09)		(0.61)		(0.02)
Net asset value, end of year	$8.32		$15.02		$14.28		$14.34		$13.24
Total Return ^	(41.12%	)	15.99%		7.28%		12.94%		17.70%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$258,165		$546,924		$531,194		$508,296		$403,972
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.09%		1.10%		1.10%		1.10%
After expense waiver	N/A		N/A		N/A		N/A		1.09%	#^^^
Net investment income (loss) to average daily net assets	(0.43%	)	(0.21%	)	(0.05%	)	(0.43%	)	(0.65%	)
Portfolio turnover rate	33%		41%		42%		28%		42%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$15.19		$14.43		$14.48	$13.35		$11.34
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.01	) ***	0.01 ***	(0.04	) ***	(0.06	) ***
Net realized and unrealized gain (loss) on investments	(6.11)		2.32		1.06	1.78		2.09
Total income (loss) from investment operations	(6.15)		2.31		1.07	1.74		2.03
Less distributions to shareholders:
From net realized gains	(0.61)		(1.55)		(1.12)	(0.61)		(0.02)
Total distributions	(0.61)		(1.55)		(1.12)	(0.61)		(0.02)
Net asset value, end of year	$8.43		$15.19		$14.43	$14.48		$13.35
Total Return ^	(41.05%	)	16.15%		7.45%	13.06%		17.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105,886		$229,983		$178,542	$139,779		$99,126
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.94%		0.95%	0.95%		0.95%
After expense waiver	N/A		N/A		N/A	N/A		0.94%	#^^^
Net investment income (loss) to average daily net assets	(0.28%	)	(0.07%	)	0.10%	(0.28%	)	(0.49%	)
Portfolio turnover rate	33%		41%		42%	28%		42%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$15.28		$14.50		$14.54	$13.39		$11.37
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.00	) ***†	0.03 ***	(0.03	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(6.16)		2.34		1.05	1.79		2.09
Total income (loss) from investment operations	(6.18)		2.34		1.08	1.76		2.04
Less distributions to shareholders:
From net realized gains	(0.61)		(1.56)		(1.12)	(0.61)		(0.02)
Total distributions	(0.61)		(1.56)		(1.12)	(0.61)		(0.02)
Net asset value, end of year	$8.49		$15.28		$14.50	$14.54		$13.39
Total Return ^	(41.00%	)	16.32%		7.55%	13.17%		17.98%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$221,677		$398,427		$229,547	$273,591		$206,865
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.86%	0.86%		0.86%
After expense waiver	N/A		N/A		N/A	N/A		0.85%	#^^^
Net investment income (loss) to average daily net assets	(0.18%	)	(0.03%	)	0.21%	(0.19%	)	(0.41%	)
Portfolio turnover rate	33%		41%		42%	28%		42%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$14.50		$13.84		$13.95		$12.97		$11.10
Income (loss) from investment operations:
Net investment income (loss)	(0.12	) ***	(0.12	) ***	(0.09	) ***	(0.13	) ***	(0.14	) ***
Net realized and unrealized gain (loss) on investments	(5.80)		2.22		1.01		1.72		2.03
Total income (loss) from investment operations	(5.92)		2.10		0.92		1.59		1.89
Less distributions to shareholders:
From net realized gains	(0.61)		(1.44)		(1.03)		(0.61)		(0.02)
Total distributions	(0.61)		(1.44)		(1.03)		(0.61)		(0.02)
Net asset value, end of year	$7.97		$14.50		$13.84		$13.95		$12.97
Total Return ^	(41.42%	) ^^	15.36%	^^	6.68%	^^	12.28%	^^	17.07%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,207		$3,923		$2,674		$1,755		$1,096
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.65%		1.65%		1.65%
After expense waiver	N/A		N/A		N/A		N/A		1.64%	#^^^
Net investment income (loss) to average daily net assets	(0.97%	)	(0.79%	)	(0.63%	)	(0.97%	)	(1.19%	)
Portfolio turnover rate	33%		41%		42%		28%		42%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$16.09		$15.98		$15.72		$14.22		$12.56
Income (loss) from investment operations:
Net investment income (loss)	(0.06	) ***	(0.14	) ***	(0.13	) ***	(0.12	) ***	(0.13	) ***
Net realized and unrealized gain (loss) on investments	(6.38)		1.63		1.53		1.62		1.79
Total income (loss) from investment operations	(6.44)		1.49		1.40		1.50		1.66
Less distributions to shareholders:
From net realized gains	-		1.38		(1.14)		-		-
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	-		(1.38)		(1.14)		(0.00)		-
Net asset value, end of year	$9.65		$16.09		$15.98		$15.72		$14.22
Total Return ^	(40.02%	) ^^	9.58%	^^	8.91%	^^	10.55%	^^	13.22%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$60,323		$112,757		$114,136		$98,945		$77,739
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.51%		1.51%		1.51%		1.52%
After expense waiver	N/A		N/A		N/A		N/A		1.48%	#^^^
Net investment income (loss) to average daily net assets	(0.42%	)	(0.81%	)	(0.80%	)	(0.83%	)	(1.01%	)
Portfolio turnover rate	92%		70%		84%		59%		64%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$16.43		$16.29		$15.97		$14.41		$12.70
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.10	) ***	(0.09	) ***	(0.08	) ***	(0.10	) ***
Net realized and unrealized gain (loss) on investments	(6.53)		1.67		1.55		1.64		1.81
Total income (loss) from investment operations	(6.55)		1.57		1.46		1.56		1.71
Less distributions to shareholders:
From net realized gains	-		(1.43)		(1.14)		-		-
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	-		(1.43)		(1.14)		-		-
Net asset value, end of year	$9.88		$16.43		$16.29		$15.97		$14.41
Total Return ^	(39.90%	)	9.90%		9.15%		10.83%		13.46%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$60,124		$111,010		$92,914		$108,840		$90,941
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.26%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		N/A		N/A		1.23%	#^^^
Net investment income (loss) to average daily net assets	(0.16%	)	(0.55%	)	(0.55%	)	(0.58%	)	(0.76%	)
Portfolio turnover rate	92%		70%		84%		59%		64%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$16.64		$16.48		$16.11		$14.52		$12.77
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) †***	(0.07	) ***	(0.07	) ***	(0.06	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(6.62)		1.68		1.58		1.65		1.83
Total income (loss) from investment operations	(6.62)		1.61		1.51		1.59		1.75
Less distributions to shareholders:
From net realized gains	-		(1.45)		(1.14)		-		-
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	-		(1.45)		(1.14)		-		-
Net asset value, end of year	$10.02		$16.64		$16.48		$16.11		$14.52
Total Return ^	(39.78%	)	9.99%		9.32%		11.02%		13.70%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$69,313		$121,462		$133,777		$95,822		$92,812
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%		1.11%		1.11%		1.12%
After expense waiver	N/A		N/A		N/A		N/A		1.08%	#^^^
Net investment income (loss) to average daily net assets	(0.03%	)	(0.41%	)	(0.41%	)	(0.44%	)	(0.61%	)
Portfolio turnover rate	92%		70%		84%		59%		64%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$16.82		$16.64		$16.24		$14.61		$12.84
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.05	) ***	(0.04	) ***	(0.04	) ***	(0.06	) ***
Net realized and unrealized gain (loss) on investments	(6.69)		1.71		1.58		1.67		1.83
Total income (loss) from investment operations	(6.68)		1.66		1.54		1.63		1.77
Less distributions to shareholders:
From net realized gains	-		(1.48)		(1.14)		-		-
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	-		(1.48)		(1.14)		-		-
Net asset value, end of year	$10.14		$16.82		$16.64		$16.24		$14.61
Total Return ^	(39.71%	)	10.14%		9.49%		11.23%		13.79%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$178,508		$341,265		$284,413		$288,954		$241,673
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.97%		0.97%		0.97%		0.97%
After expense waiver	N/A		N/A		N/A		N/A		0.94%	#^^^
Net investment income (loss) to average daily net assets	0.10%		(0.26%	)	(0.26%	)	(0.29%	)	(0.47%	)
Portfolio turnover rate	92%		70%		84%		59%		64%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$15.78		$15.70		$15.51		$14.07		$12.47
Income (loss) from investment operations:
Net investment income (loss)	(0.11	) ***	(0.19	) ***	(0.18	) ***	(0.16)		(0.16)
Net realized and unrealized gain (loss) on investments	(6.24)		1.61		1.51		1.60		1.76
Total income (loss) from investment operations	(6.35)		1.42		1.33		1.44		1.60
Less distributions to shareholders:
From net realized gains	-		(1.34)		(1.14)		-		-
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	-		(1.34)		(1.14)		-		-
Net asset value, end of year	$9.43		$15.78		$15.70		$15.51		$14.07
Total Return ^	(40.24%	) ^^	9.28%	^^	8.51%	^^	10.31%	^^	12.83%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$317		$1,105		$990		$930		$816
Ratio of expenses to average daily net assets:
Before expense waiver	1.82%		1.81%		1.81%		1.81%		1.82%
After expense waiver	N/A		N/A		N/A		N/A		1.78%	#^^^
Net investment income (loss) to average daily net assets	(0.82%	)	(1.11%	)	(1.11%	)	(1.13%	)	(1.31%	)
Portfolio turnover rate	92%		70%		84%		59%		64%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$9.78		$10.40		$9.69		$10.05		$10.67
Income (loss) from investment operations:
Net investment income (loss)	(0.07	) ***	(0.11	) ***	(0.12	) ***	(0.11	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(4.14)		0.52		1.54		(0.02)		0.20	‡‡
Total income (loss) from investment operations	(4.21)		0.41		1.42		(0.13)		0.12
Less distributions to shareholders:
From net realized gains	(0.06)		(1.03)		(0.71)		(0.23)		(0.74)
Total distributions	(0.06)		(1.03)		(0.71)		(0.23)		(0.74)
Net asset value, end of year	$5.51		$9.78		$10.40		$9.69		$10.05
Total Return ^	(43.26%	) ^^	4.09%	^^	14.95%	^^	(1.09%	) ^^	1.70%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,367		$49,662		$69,380		$62,461		$66,985
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%		1.53%		1.55%		1.54%		1.52%
After expense waiver	N/A		N/A		N/A		1.52%	#	1.35%	#^^^
Net investment income (loss) to average daily net assets	(0.91%	)	(1.04%	)	(1.15%	)	(1.18%	)	(0.77%	)
Portfolio turnover rate	129%		82%		102%		149%		220%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$9.96		$10.57		$9.81		$10.14		$10.74
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.09	) ***	(0.09	) ***	(0.09	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(4.22)		0.54		1.56		(0.01)		0.19	‡‡
Total income (loss) from investment operations	(4.27)		0.45		1.47		(0.10)		0.14
Less distributions to shareholders:
From net realized gains	(0.06)		(1.06)		(0.71)		(0.23)		(0.74)
Total distributions	(0.06)		(1.06)		(0.71)		(0.23)		(0.74)
Net asset value, end of year	$5.63		$9.96		$10.57		$9.81		$10.14
Total Return ^	(43.08%	)	4.39%		15.28%		(0.88%	)	1.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,625		$36,372		$31,256		$28,468		$43,008
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.28%		1.30%		1.29%		1.27%
After expense waiver	N/A		N/A		N/A		1.26%	#	1.10%	#^^^
Net investment income (loss) to average daily net assets	(0.64%	)	(0.78%	)	(0.89%	)	(0.91%	)	(0.54%	)
Portfolio turnover rate	129%		82%		102%		149%		220%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
‡‡	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.05		$10.65		$9.87		$10.19		$10.77
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.07	) ***	(0.08	) ***	(0.07	) ***	(0.04	) ***
Net realized and unrealized gain (loss) on investments	(4.27)		0.54		1.57		(0.02)		0.20	‡‡
Total income (loss) from investment operations	(4.31)		0.47		1.49		(0.09)		0.16
Less distributions to shareholders:
From net realized gains	(0.06)		(1.07)		(0.71)		(0.23)		(0.74)
Total distributions	(0.06)		(1.07)		(0.71)		(0.23)		(0.74)
Net asset value, end of year	$5.68		$10.05		$10.65		$9.87		$10.19
Total Return ^	(43.10%	)	4.55%		15.39%		(0.68%	)	2.06%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,027		$9,779		$20,226		$27,617		$40,990
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.13%		1.15%		1.14%		1.12%
After expense waiver	N/A		N/A		N/A		1.12%	#	0.95%	#^^^
Net investment income (loss) to average daily net assets	(0.53%	)	(0.65%	)	(0.73%	)	(0.77%	)	(0.40%	)
Portfolio turnover rate	129%		82%		102%		149%		220%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$10.07		$10.69		$9.90		$10.21		$10.78
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.07	) ***	(0.07	) ***	(0.07	) ***	(0.04	) ***
Net realized and unrealized gain (loss) on investments	(4.27)		0.54		1.57		(0.01)		0.21	‡‡
Total income (loss) from investment operations	(4.31)		0.47		1.50		(0.08)		0.17
Less distributions to shareholders:
From net realized gains	(0.06)		(1.09)		(0.71)		(0.23)		(0.74)
Total distributions	(0.06)		(1.09)		(0.71)		(0.23)		(0.74)
Net asset value, end of year	$5.70		$10.07		$10.69		$9.90		$10.21
Total Return ^	(43.07%	)	4.60%		15.44%		(0.67%	)	2.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,210		$49,168		$39,194		$24,869		$28,081
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.09%		1.11%		1.10%		1.08%
After expense waiver	N/A		N/A		N/A		1.08%	#	0.92%	#^^^
Net investment income (loss) to average daily net assets	(0.48%	)	(0.60%	)	(0.70%	)	(0.74%	)	(0.34%	)
Portfolio turnover rate	129%		82%		102%		149%		220%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
‡‡	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$9.61		$10.20		$9.54		$9.93		$10.59
Income (loss) from investment operations:
Net investment income (loss)	(0.09	) ***	(0.14	) ***	(0.15	) ***	(0.14	) ***	(0.11	) ***
Net realized and unrealized gain (loss) on investments	(4.06)		0.51		1.52		(0.02)		0.19	‡‡
Total income (loss) from investment operations	(4.15)		0.37		1.37		(0.16)		0.08
Less distributions to shareholders:
From net realized gains	(0.06)		(0.96)		(0.71)		(0.23)		(0.74)
Total distributions	(0.06)		(0.96)		(0.71)		(0.23)		(0.74)
Net asset value, end of year	$5.40		$9.61		$10.20		$9.54		$9.93
Total Return ^	(43.46%	) ^^	3.85%	^^	14.66%	^^	(1.41%	) ^^	1.33%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$154		$391		$786		$931		$910
Ratio of expenses to average daily net assets:
Before expense waiver	1.86%		1.83%		1.85%		1.84%		1.82%
After expense waiver	N/A		N/A		N/A		1.82%	#	1.65%	#^^^
Net investment income (loss) to average daily net assets	(1.21%	)	(1.34%	)	(1.44%	)	(1.49%	)	(1.06%	)
Portfolio turnover rate	129%		82%		102%		149%		220%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
‡‡	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.31		$6.22		$5.90		$5.88		$5.13
Income (loss) from investment operations:
Net investment income (loss)	(0.06	) ***	(0.05	) ***	(0.06	) ***	(0.06	) ***	(0.07	) ***
Net realized and unrealized gain (loss) on investments	(3.09)		1.14		0.38		0.08		0.82
Total income (loss) from investment operations	(3.15)		1.09		0.32		0.02		0.75
Net asset value, end of year	$4.16		$7.31		$6.22		$5.90		$5.88
Total Return ^	(43.09%	) ^^	17.52%	^^	5.42%	^^	0.34%	^^	14.62%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$6,822		$16,438		$13,650		$14,956		$27,052
Ratio of expenses to average daily net assets:
Before expense waiver	1.47%		1.45%		1.46%		1.45%		1.47%
Net investment income (loss) to average daily net assets	(1.03%	)	(0.71%	)	(0.97%	)	(1.09%	)	(1.32%	)
Portfolio turnover rate	263%		183%		288%		124%		176%

	Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.45		$6.32		$5.99		$5.94		$5.18
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	(0.03	) ***	(0.04	) ***	(0.05	) ***	(0.06	) ***
Net realized and unrealized gain (loss) on investments	(3.15)		1.16		0.37		0.10		0.82
Total income (loss) from investment operations	(3.20)		1.13		0.33		0.05		0.76
Net asset value, end of year	$4.25		$7.45		$6.32		$5.99		$5.94
Total Return ^	(42.95%	)	17.88%		5.51%		0.84%		14.67%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$15,597		$38,458		$44,933		$63,777		$65,342
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%		1.20%		1.21%		1.21%		1.22%
Net investment income (loss) to average daily net assets	(0.76%	)	(0.45%	)	(0.73%	)	(0.84%	)	(1.06%	)
Portfolio turnover rate	263%		183%		288%		124%		176%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.56		$6.40		$6.05		$5.99		$5.21
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.02	) ***	(0.04	) ***	(0.04	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	(3.20)		1.18		0.39		0.10		0.83
Total income (loss) from investment operations	(3.24)		1.16		0.35		0.06		0.78
Net asset value, end of year	$4.32		$7.56		$6.40		$6.05		$5.99
Total Return ^	(42.86%	)	17.94%		6.13%		0.83%		14.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$603		$1,633		$980		$4,760		$4,427
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%		1.05%		1.06%		1.05%		1.07%
Net investment income (loss) to average daily net assets	(0.62%	)	(0.32%	)	(0.57%	)	(0.68%	)	(0.91%	)
Portfolio turnover rate	263%		183%		288%		124%		176%

	Class S
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.61		$6.45		$6.09		$6.03		$5.24
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.02	) ***	(0.03	) ***	(0.03	) ***	(0.04	) ***
Net realized and unrealized gain (loss) on investments	(3.23)		1.18		0.39		0.09		0.83
Total income (loss) from investment operations	(3.26)		1.16		0.36		0.06		0.79
Net asset value, end of year	$4.35		$7.61		$6.45		$6.09		$6.03
Total Return ^	(42.84%	)	17.98%		5.91%		1.00%		15.08%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,763		$50,275		$50,464		$42,591		$39,812
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.95%		0.96%		0.96%		0.97%
Net investment income (loss) to average daily net assets	(0.52%	)	(0.21%	)	(0.46%	)	(0.59%	)	0.81%
Portfolio turnover rate	263%		183%		288%		124%		176%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.17		$6.12		$5.83		$5.82		$5.09
Income (loss) from investment operations:
Net investment income (loss)	(0.08	) ***	(0.07	) ***	(0.08	) ***	(0.08	) ***	(0.08	) ***
Net realized and unrealized gain (loss) on investments	(3.02)		1.12		0.37		0.09		0.81
Total income (loss) from investment operations	(3.10)		1.05		0.29		0.01		0.73
Net asset value, end of year	$4.07		$7.17		$6.12		$5.83		$5.82
Total Return ^	(43.24%	) ^^	17.16%	^^	4.97%	^^	0.17%	^^	14.34%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$117		$207		$177		$168		$168
Ratio of expenses to average daily net assets:
Before expense waiver	1.77%		1.75%		1.76%		1.76%		1.77%
Net investment income (loss) to average daily net assets	(1.32%	)	(1.01%	)	(1.27%	)	(1.39%	)	(1.61%	)
Portfolio turnover rate	263%		183%		288%		124%		176%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.48		$10.06		$10.00		$10.50		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.14	***	0.00	***†	0.23	***	0.20 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(5.77)		0.70		0.07		(5.76)		0.66	0.06
Total income (loss) from investment operations	(5.53)		0.84		0.07		(5.53)		0.86	0.07
Less distributions to shareholders:
From net investment income	-		(0.21)		(0.01)		-		(0.21)	(0.01)
From net realized gains	-		(0.21)		-		-		(0.21)	-
Total distributions	-		(0.42)		(0.01)		-		(0.42)	(0.01)
Net asset value, end of period	$4.95		$10.48		$10.06		$4.97		$10.50	$10.06
Total Return ^	(52.77%	) ^^	8.38%	^^	0.68%	^^**	(52.67%	)	8.66%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$40,897		$394		$101		$23,604		$48,459	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%		1.59%		8.81%	*	1.31%		1.34%	8.56%	*
After expense waiver	1.42%	#	1.42%	#	1.42%	*#	1.17%	#	1.17% #	1.17%	*#
Net investment income (loss) to average daily net assets	3.00%		1.30%		0.97%	*	2.76%		1.88%	1.23%	*
Portfolio turnover rate	34%		18%		0%		34%		18%	0%

	Class Y					Class S
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.49		$10.06	$10.00		$10.50		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.15 ***	0.01	***	0.25	***	0.21 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(5.64)		0.72	0.06		(5.77)		0.67	0.06
Total income (loss) from investment operations	(5.52)		0.87	0.07		(5.52)		0.88	0.07
Less distributions to shareholders:
From net investment income	-		(0.23)	(0.01)		-		(0.23)	(0.01)
From net realized gains	-		(0.21)	-		-		(0.21)	-
Total distributions	-		(0.44)	(0.01)		-		(0.44)	(0.01)
Net asset value, end of period	$4.97		$10.49	$10.06		$4.98		$10.50	$10.06
Total Return ^	(52.62%	)	8.73%	0.70%	**	(52.57%	)	8.86%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,478		$846	$101		$60,987		$114,090	$11,404
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.19%	8.41%	*	1.06%		1.09%	8.30%	*
After expense waiver	1.09%	#	1.09% #	1.09%	*#	0.99%	#	0.99% #	0.99%	*#
Net investment income (loss) to average daily net assets	1.83%		1.37%	1.32%	*	3.02%		1.94%	1.40%	*
Portfolio turnover rate	34%		18%	0%		34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$10.50		$10.06		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.14	***	0.00	***†
Net realized and unrealized gain (loss) on investments	(5.74)		0.66		0.07
Total income (loss) from investment operations	(5.56)		0.80		0.07
Less distributions to shareholders:
From net investment income	-		(0.15)		(0.01)
From net realized gains	-		(0.21)		-
Total distributions	-		(0.36)		(0.01)
Net asset value, end of period	$4.94		$10.50		$10.06
Total Return ^	(52.95%	) ^^	8.03%	^^	0.67%	^^**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$50		$105		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.86%		1.89%		9.11%	*
After expense waiver	1.72%	#	1.72%	#	1.72%	*#
Net investment income (loss) to average daily net assets	2.23%		1.28%		0.67%	*
Portfolio turnover rate	34%		18%		0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.33		$12.80		$10.95		$10.94	$9.55
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.17	***	0.21	***	0.08 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(4.52)		0.31		2.78		1.15	1.63
Total income (loss) from investment operations	(4.37)		0.48		2.99		1.23	1.68
Less distributions to shareholders:
From net investment income	(0.53)		(0.05)		(0.19)		(0.18)	(0.06)
From net realized gains	(0.34)		(1.90)		(0.95)		(1.04)	(0.23)
Tax return of capital	(1.41)		-		-		-	-
Total distributions	(2.28)		(1.95)		(1.14)		(1.22)	(0.29)
Net asset value, end of year	$4.68		$11.33		$12.80		$10.95	$10.94
Total Return ^	(39.25%	) ^^	3.71%	^^	27.38%	^^	11.17% ^^	17.53%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$48,153		$261,364		$299,546		$198,300	$134,927
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.61%		1.62%	1.64%
After expense waiver	1.50%	#	1.50%	#	1.53%	#	N/A	1.63%	#^^^
Net investment income (loss) to average daily net assets	1.57%		1.27%		1.66%		0.69%	0.49%
Portfolio turnover rate	63%		44%		36%		88%	66%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.42	$12.88	$11.00	$10.99	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.21 ***	0.20 ***	0.24 ***	0.11 ***	0.08	***
Net realized and unrealized gain (loss) on investments	(4.61)	0.33	2.80	1.14	1.63
Total income (loss) from investment operations	(4.40)	0.53	3.04	1.25	1.71
Less distributions to shareholders:
From net investment income	(0.55)	(0.09)	(0.21)	(0.20)	(0.08)
From net realized gains	(0.34)	(1.90)	(0.95)	(1.04)	(0.23)
Tax return of capital	(1.43)	-	-	-	-
Total distributions	(2.32)	(1.99)	(1.16)	(1.24)	(0.31)
Net asset value, end of year	$4.70	$11.42	$12.88	$11.00	$10.99
Total Return ^	(39.21% )	4.05%	27.66%	11.44%	17.77%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$149,950	$328,071	$283,387	$210,428	$175,493
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%	1.35%	1.36%	1.37%	1.39%
After expense waiver	1.25% #	1.25% #	1.28% #	N/A	1.38%	#^^^
Net investment income (loss) to average daily net assets	2.22%	1.47%	1.90%	0.94%	0.75%
Portfolio turnover rate	63%	44%	36%	88%	66%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.45	$12.91	$11.03	$11.01	$9.61
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.24 ***	0.24 ***	0.12 ***	0.09	***
Net realized and unrealized gain (loss) on investments	(4.63)	0.30	2.81	1.16	1.63
Total income (loss) from investment operations	(4.41)	0.54	3.05	1.28	1.72
Less distributions to shareholders:
From net investment income	(0.54)	(0.10)	(0.22)	(0.22)	(0.09)
From net realized gains	(0.34)	(1.90)	(0.95)	(1.04)	(0.23)
Tax return of capital	(1.44)	-	-	-	-
Total distributions	(2.32)	(2.00)	(1.17)	(1.26)	(0.32)
Net asset value, end of year	$4.72	$11.45	$12.91	$11.03	$11.01
Total Return ^	(39.15% )	4.14%	27.67%	11.69%	17.84%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$68,982	$163,726	$248,042	$130,666	$93,675
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	1.20%	1.21%	1.22%	1.24%
After expense waiver	N/A	N/A	N/A	N/A	1.23%	#^^^
Net investment income (loss) to average daily net assets	2.33%	1.76%	1.95%	1.05%	0.91%
Portfolio turnover rate	63%	44%	36%	88%	66%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.48	$12.94	$11.05	$11.03	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.20 ***	0.26 ***	0.13 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.63)	0.35	2.81	1.16	1.63
Total income (loss) from investment operations	(4.41)	0.55	3.07	1.29	1.73
Less distributions to shareholders:
From net investment income	(0.55)	(0.11)	(0.23)	(0.23)	(0.09)
From net realized gains	(0.34)	(1.90)	(0.95)	(1.04)	(0.23)
Tax return of capital	(1.44)	-	-	-	-
Total distributions	(2.33)	(2.01)	(1.18)	(1.27)	(0.32)
Net asset value, end of year	$4.74	$11.48	$12.94	$11.05	$11.03
Total Return ^	(39.09% )	4.21%	27.77%	11.73%	17.98%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$206,904	$505,917	$458,067	$308,301	$211,818
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.15%	1.16%	1.17%	1.19%
After expense waiver	N/A	N/A	N/A	N/A	1.18%	#^^^
Net investment income (loss) to average daily net assets	2.33%	1.50%	2.05%	1.11%	0.96%
Portfolio turnover rate	63%	44%	36%	88%	66%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$11.19		$12.67		$10.86		$10.86	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.12	***	0.17	***	0.05 ***	0.02	***
Net realized and unrealized gain (loss) on investments	(4.49)		0.33		2.74		1.13	1.61
Total income (loss) from investment operations	(4.34)		0.45		2.91		1.18	1.63
Less distributions to shareholders:
From net investment income	(0.52)		(0.03)		(0.15)		(0.14)	(0.04)
From net realized gains	(0.34)		(1.90)		(0.95)		(1.04)	(0.23)
Tax return of capital	(1.39)		-		-		-	-
Total distributions	(2.25)		(1.93)		(1.10)		(1.18)	(0.27)
Net asset value, end of year	$4.60		$11.19		$12.67		$10.86	$10.86
Total Return ^	(39.45%	) ^^	3.47%	^^	26.91%	^^	10.86% ^^	17.12%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$892		$3,122		$2,462		$1,693	$884
Ratio of expenses to average daily net assets:
Before expense waiver	1.90%		1.90%		1.91%		1.92%	1.94%
After expense waiver	1.80%	#	1.80%	#	1.83%	#	N/A	1.93%	#^^^
Net investment income (loss) to average daily net assets	1.58%		0.91%		1.40%		0.44%	0.17%
Portfolio turnover rate	63%		44%		36%		88%	66%

***	Per share amount calculated on the average shares method.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^^^	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$9.95		$10.23	$10.18	$10.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.39	***	0.34 ***	0.33 ***	0.51 ***	0.62	***
Net realized and unrealized gain (loss) on investments	(2.01)		0.18	0.20	(0.22)	0.01
Total income (loss) from investment operations	(1.62)		0.52	0.53	0.29	0.63
Less distributions to shareholders:
From net investment income	(0.40)		(0.41)	(0.33)	(0.35)	(0.27)
From net realized gains	(0.22)		(0.39)	(0.15)	(0.08)	(0.04)
Tax return of capital	(0.06)		-	-	-	-
Total distributions	(0.68)		(0.80)	(0.48)	(0.43)	(0.31)
Net asset value, end of year	$7.65		$9.95	$10.23	$10.18	$10.32
Total Return ^	(16.46%	) ^^	5.10% ^^	5.14% ^^	2.85% ^^	6.35%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$43,223		$52,667	$51,843	$40,457	$11,819
Ratio of expenses to average daily net assets:
Before expense waiver	0.49%		0.48%	0.47%	0.47%	0.50%
After expense waiver	N/A		N/A	N/A	N/A	0.50%	#
Net investment income (loss) to average daily net assets	4.27%		3.24%	3.22%	4.92%	6.00%
Portfolio turnover rate	35%		42%	27%	15%	33%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$9.99	$10.27	$10.22	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.34 ***	0.36 ***	0.32 ***	0.33 ***	0.34 ***
Net realized and unrealized gain (loss) on investments	(1.95)	0.19	0.23	(0.01)	0.32
Total income (loss) from investment operations	(1.61)	0.55	0.55	0.32	0.66
Less distributions to shareholders:
From net investment income	(0.41)	(0.44)	(0.35)	(0.36)	(0.28)
From net realized gains	(0.22)	(0.39)	(0.15)	(0.08)	(0.04)
Tax return of capital	(0.06)	-	-	-	-
Total distributions	(0.69)	(0.83)	(0.50)	(0.44)	(0.32)
Net asset value, end of year	$7.69	$9.99	$10.27	$10.22	$10.34
Total Return ^	(16.29% )	5.43%	5.34%	3.15%	6.62%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$55,874	$88,901	$94,347	$102,343	$97,859
Ratio of expenses to average daily net assets:
Before expense waiver	0.24%	0.23%	0.22%	0.22%	0.23%
After expense waiver	N/A	N/A	N/A	N/A	0.23% #
Net investment income (loss) to average daily net assets	3.61%	3.45%	3.13%	3.19%	3.36%
Portfolio turnover rate	35%	42%	27%	15%	33%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$9.99	$10.27	$10.22	$10.35	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.37 ***	0.31 ***	0.38 ***	0.40 ***	0.45 ***
Net realized and unrealized gain (loss) on investments	(1.97)	0.25	0.18	(0.07)	0.23
Total income (loss) from investment operations	(1.60)	0.56	0.56	0.33	0.68
Less distributions to shareholders:
From net investment income	(0.42)	(0.45)	(0.36)	(0.38)	(0.29)
From net realized gains	(0.22)	(0.39)	(0.15)	(0.08)	(0.04)
Tax return of capital	(0.07)	-	-	-	-
Total distributions	(0.71)	(0.84)	(0.51)	(0.46)	(0.33)
Net asset value, end of year	$7.68	$9.99	$10.27	$10.22	$10.35
Total Return ^	(16.20% )	5.47%	5.45%	3.16%	6.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$58,457	$94,210	$125,831	$105,478	$80,590
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.14%	0.12%	0.12%	0.13%
After expense waiver	N/A	N/A	N/A	N/A	0.13% #
Net investment income (loss) to average daily net assets	3.94%	2.92%	3.62%	3.84%	4.38%
Portfolio turnover rate	35%	42%	27%	15%	33%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$9.98	$10.27	$10.22	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.36 ***	0.40 ***	0.35 ***	0.61 ***	0.37 ***
Net realized and unrealized gain (loss) on investments	(1.95)	0.16	0.21	(0.27)	0.30
Total income (loss) from investment operations	(1.59)	0.56	0.56	0.34	0.67
Less distributions to shareholders:
From net investment income	(0.42)	(0.46)	(0.36)	(0.38)	(0.29)
From net realized gains	(0.22)	(0.39)	(0.15)	(0.08)	(0.04)
Tax return of capital	(0.07)	-	-	-	-
Total distributions	(0.71)	(0.85)	(0.51)	(0.46)	(0.33)
Net asset value, end of year	$7.68	$9.98	$10.27	$10.22	$10.34
Total Return ^	(16.17% )	5.55%	5.47%	3.29%	6.71%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$16,279	$10,579	$8,773	$4,445	$1,195
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.11%	0.10%	0.09%	0.71%
After expense waiver	N/A	N/A	N/A	N/A	0.12% #
Net investment income (loss) to average daily net assets	3.86%	3.79%	3.41%	5.82%	3.64%
Portfolio turnover rate	35%	42%	27%	15%	33%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$9.98		$10.26	$10.21	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	***	0.31 ***	0.30 ***	0.30 ***	0.15	***
Net realized and unrealized gain (loss) on investments	(1.98)		0.18	0.20	(0.04)	0.45
Total income (loss) from investment operations	(1.66)		0.49	0.50	0.26	0.60
Less distributions to shareholders:
From net investment income	(0.36)		(0.38)	(0.30)	(0.31)	(0.22)
From net realized gains	(0.22)		(0.39)	(0.15)	(0.08)	(0.04)
Tax return of capital	(0.06)		-	-	-	-
Total distributions	(0.64)		(0.77)	(0.45)	(0.39)	(0.26)
Net asset value, end of year	$7.68		$9.98	$10.26	$10.21	$10.34
Total Return ^	(16.76%	) ^^	4.78% ^^	4.83% ^^	2.50% ^^	6.02%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$89		$124	$121	$105	$104
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.78%	0.77%	0.77%	1.53%
After expense waiver	N/A		N/A	N/A	N/A	0.80%	#
Net investment income (loss) to average daily net assets	3.42%		3.01%	2.95%	2.85%	1.52%
Portfolio turnover rate	35%		42%	27%	15%	33%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.64		$10.77		$10.57		$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.31	***	0.33	***	0.45 ***	0.56	***
Net realized and unrealized gain (loss) on investments	(2.86)		0.27		0.34		(0.05)	0.18
Total income (loss) from investment operations	(2.63)		0.58		0.67		0.40	0.74
Less distributions to shareholders:
From net investment income	(0.30)		(0.38)		(0.31)		(0.31)	(0.18)
From net realized gains	(0.24)		(0.33)		(0.16)		(0.06)	(0.02)
Tax return of capital	(0.10)		-		-		-	-
Total distributions	(0.64)		(0.71)		(0.47)		(0.37)	(0.20)
Net asset value, end of year	$7.37		$10.64		$10.77		$10.57	$10.54
Total Return ^	(25.05%	) ^^	5.51%	^^	6.39%	^^	3.82% ^^	7.36%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,451		$72,786		$54,312		$30,338	$7,272
Ratio of expenses to average daily net assets:
Before expense waiver	0.52%		0.51%		0.52%		0.54%	1.13%
After expense waiver	N/A		N/A	##	0.50%	#	0.50% #	0.50%	#
Net investment income (loss) to average daily net assets	2.40%		2.77%		3.10%		4.24%	5.34%
Portfolio turnover rate	35%		43%		34%		17%	28%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.69	$10.82	$10.60	$10.56	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26 ***	0.34 ***	0.36 ***	0.36 ***	1.25 ***
Net realized and unrealized gain (loss) on investments	(2.89)	0.27	0.35	0.07	(0.48)
Total income (loss) from investment operations	(2.63)	0.61	0.71	0.43	0.77
Less distributions to shareholders:
From net investment income	(0.32)	(0.41)	(0.33)	(0.33)	(0.19)
From net realized gains	(0.24)	(0.33)	(0.16)	(0.06)	(0.02)
Tax return of capital	(0.11)	-	-	-	-
Total distributions	(0.67)	(0.74)	(0.49)	(0.39)	(0.21)
Net asset value, end of year	$7.39	$10.69	$10.82	$10.60	$10.56
Total Return ^	(24.95% )	5.82%	6.69%	4.03%	7.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,333	$59,582	$47,387	$35,621	$22,880
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%	0.26%	0.27%	0.29%	0.88%
After expense waiver	N/A	N/A ##	0.25% #	0.25% #	0.25% #
Net investment income (loss) to average daily net assets	2.68%	3.02%	3.35%	3.37%	12.10%
Portfolio turnover rate	35%	43%	34%	17%	28%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.69	$10.82	$10.61	$10.56	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27 ***	0.36 ***	0.39 ***	0.52 ***	0.85 ***
Net realized and unrealized gain (loss) on investments	(2.89)	0.26	0.32	(0.07)	(0.08)
Total income (loss) from investment operations	(2.62)	0.62	0.71	0.45	0.77
Less distributions to shareholders:
From net investment income	(0.33)	(0.42)	(0.34)	(0.34)	(0.19)
From net realized gains	(0.24)	(0.33)	(0.16)	(0.06)	(0.02)
Tax return of capital	(0.11)	-	-	-	-
Total distributions	(0.68)	(0.75)	(0.50)	(0.40)	(0.21)
Net asset value, end of year	$7.39	$10.69	$10.82	$10.61	$10.56
Total Return ^	(24.84% )	5.84%	6.77%	4.22%	7.69%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$39,901	$79,314	$57,929	$30,365	$5,605
Ratio of expenses to average daily net assets:
Before expense waiver	0.17%	0.16%	0.17%	0.19%	0.78%
After expense waiver	N/A	N/A ##	0.15% #	0.15% #	0.15% #
Net investment income (loss) to average daily net assets	2.78%	3.23%	3.62%	4.80%	8.17%
Portfolio turnover rate	35%	43%	34%	17%	28%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.70	$10.83	$10.61	$10.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29 ***	0.42 ***	0.40 ***	0.61 ***	0.36 ***
Net realized and unrealized gain (loss) on investments	(2.90)	0.21	0.33	(0.17)	0.42
Total income (loss) from investment operations	(2.61)	0.63	0.73	0.44	0.78
Less distributions to shareholders:
From net investment income	(0.34)	(0.43)	(0.35)	(0.34)	(0.19)
From net realized gains	(0.24)	(0.33)	(0.16)	(0.06)	(0.02)
Tax return of capital	(0.11)	-	-	-	-
Total distributions	(0.69)	(0.76)	(0.51)	(0.40)	(0.21)
Net asset value, end of year	$7.40	$10.70	$10.83	$10.61	$10.57
Total Return ^	(24.75% )	5.92%	6.90%	4.15%	7.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$32,208	$38,230	$17,935	$12,104	$2,319
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.11%	0.12%	0.14%	0.73%
After expense waiver	N/A	N/A ##	0.10% #	0.10% #	0.10% #
Net investment income (loss) to average daily net assets	2.98%	3.73%	3.66%	5.69%	3.49%
Portfolio turnover rate	35%	43%	34%	17%	28%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$10.64		$10.80		$10.60		$10.56		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.43	***	0.32	***	0.27	***	(0.00	) †
Net realized and unrealized gain (loss) on investments	(2.85)		0.12		0.32		0.10		0.70
Total income (loss) from investment operations	(2.65)		0.55		0.64		0.37		0.70
Less distributions to shareholders:
From net investment income	(0.28)		(0.38)		(0.28)		(0.27)		(0.12)
From net realized gains	(0.24)		(0.33)		(0.16)		(0.06)		(0.02)
Tax return of capital	(0.09)		-		-		-		-
Total distributions	(0.61)		(0.71)		(0.44)		(0.33)		(0.14)
Net asset value, end of year	$7.38		$10.64		$10.80		$10.60		$10.56
Total Return ^	(25.30%	) ^^	5.14%	^^	6.14%	^^	3.51%	^^	6.98%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$499		$859		$249		$134		$107
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.81%		0.82%		0.84%		1.43%
After expense waiver	N/A		N/A	##	0.80%	#	0.80%	#	0.80%	#
Net investment income (loss) to average daily net assets	2.07%		3.89%		3.00%		2.50%		0.02%
Portfolio turnover rate	35%		43%		34%		17%		28%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.77		$11.20	$10.91	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.19 ***	0.26 ***	0.37 ***	0.64	***
Net realized and unrealized gain (loss) on investments	(3.60)		0.37	0.57	0.19	0.34
Total income (loss) from investment operations	(3.43)		0.56	0.83	0.56	0.98
Less distributions to shareholders:
From net investment income	(0.21)		(0.31)	(0.25)	(0.27)	(0.19)
From net realized gains	(0.36)		(0.68)	(0.29)	(0.13)	(0.04)
Tax return of capital	(0.12)		-	-	-	-
Total distributions	(0.69)		(0.99)	(0.54)	(0.40)	(0.23)
Net asset value, end of year	$6.65		$10.77	$11.20	$10.91	$10.75
Total Return ^	(32.66%	) ^^	5.14% ^^	7.72% ^^	5.23% ^^	9.76%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$88,113		$173,715	$144,228	$89,351	$21,577
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%	0.50%	0.50%	0.52%
After expense waiver	N/A		N/A	N/A	N/A	0.50%	#
Net investment income (loss) to average daily net assets	1.80%		1.63%	2.32%	3.43%	6.11%
Portfolio turnover rate	32%		49%	32%	23%	19%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.83	$11.25	$10.96	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19 ***	0.20 ***	0.25 ***	0.25 ***	0.21 ***
Net realized and unrealized gain (loss) on investments	(3.62)	0.40	0.60	0.35	0.79
Total income (loss) from investment operations	(3.43)	0.60	0.85	0.60	1.00
Less distributions to shareholders:
From net investment income	(0.24)	(0.34)	(0.27)	(0.28)	(0.19)
From net realized gains	(0.36)	(0.68)	(0.29)	(0.13)	(0.04)
Tax return of capital	(0.12)	-	-	-	-
Total distributions	(0.72)	(1.02)	(0.56)	(0.41)	(0.23)
Net asset value, end of year	$6.68	$10.83	$11.25	$10.96	$10.77
Total Return ^	(32.52% )	5.43%	7.87%	5.50%	10.07%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137,142	$266,837	$273,584	$237,433	$212,094
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.25%	0.24%	0.25%	0.26%
After expense waiver	N/A	N/A	N/A	N/A	0.25% #
Net investment income (loss) to average daily net assets	2.00%	1.71%	2.19%	2.31%	1.99%
Portfolio turnover rate	32%	49%	32%	23%	19%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.82	$11.25	$10.95	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21 ***	0.23 ***	0.30 ***	0.45 ***	0.81 ***
Net realized and unrealized gain (loss) on investments	(3.63)	0.37	0.58	0.16	0.20
Total income (loss) from investment operations	(3.42)	0.60	0.88	0.61	1.01
Less distributions to shareholders:
From net investment income	(0.24)	(0.35)	(0.29)	(0.30)	(0.20)
From net realized gains	(0.36)	(0.68)	(0.29)	(0.13)	(0.04)
Tax return of capital	(0.13)	-	-	-	-
Total distributions	(0.73)	(1.03)	(0.58)	(0.43)	(0.24)
Net asset value, end of year	$6.67	$10.82	$11.25	$10.95	$10.77
Total Return ^	(32.43% )	5.45%	8.08%	5.63%	10.07%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$77,838	$135,650	$105,565	$65,716	$10,249
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.15%	0.14%	0.19%
After expense waiver	N/A	N/A	N/A	N/A	0.15% #
Net investment income (loss) to average daily net assets	2.27%	2.01%	2.66%	4.04%	7.69%
Portfolio turnover rate	32%	49%	32%	23%	19%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.84	$11.26	$10.96	$10.78	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21 ***	0.25 ***	0.30 ***	0.38 ***	0.52 ***
Net realized and unrealized gain (loss) on investments	(3.64)	0.36	0.58	0.23	0.50
Total income (loss) from investment operations	(3.43)	0.61	0.88	0.61	1.02
Less distributions to shareholders:
From net investment income	(0.24)	(0.35)	(0.29)	(0.30)	(0.20)
From net realized gains	(0.36)	(0.68)	(0.29)	(0.13)	(0.04)
Tax return of capital	(0.13)	-	-	-	-
Total distributions	(0.73)	(1.03)	(0.58)	(0.43)	(0.24)
Net asset value, end of year	$6.68	$10.84	$11.26	$10.96	$10.78
Total Return ^	(32.42% )	5.59%	8.12%	5.65%	10.19%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$65,951	$95,204	$66,802	$35,933	$12,389
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.10%	0.10%	0.21%
After expense waiver	N/A	N/A	N/A	N/A	0.10% #
Net investment income (loss) to average daily net assets	2.28%	2.20%	2.69%	3.45%	5.00%
Portfolio turnover rate	32%	49%	32%	23%	19%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$10.78		$11.22	$10.94	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.19 ***	0.21 ***	0.27 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(3.64)		0.34	0.58	0.27	0.88
Total income (loss) from investment operations	(3.45)		0.53	0.79	0.54	0.94
Less distributions to shareholders:
From net investment income	(0.21)		(0.29)	(0.22)	(0.24)	(0.13)
From net realized gains	(0.36)		(0.68)	(0.29)	(0.13)	(0.04)
Tax return of capital	(0.11)		-	-	-	-
Total distributions	(0.68)		(0.97)	(0.51)	(0.37)	(0.17)
Net asset value, end of year	$6.65		$10.78	$11.22	$10.94	$10.77
Total Return ^	(32.85%	) ^^	4.86% ^^	7.31% ^^	4.99% ^^	9.39%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$426		$510	$309	$238	$113
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%	0.80%	0.80%	1.57%
After expense waiver	N/A		N/A	N/A	N/A	0.80%	#
Net investment income (loss) to average daily net assets	2.11%		1.69%	1.93%	2.46%	0.55%
Portfolio turnover rate	32%		49%	32%	23%	19%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.49		$12.05		$11.50	$11.11	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.12	***	0.15 ***	0.21 ***	0.27	***
Net realized and unrealized gain (loss) on investments	(4.35)		0.57		0.95	0.52	0.95
Total income (loss) from investment operations	(4.23)		0.69		1.10	0.73	1.22
Less distributions to shareholders:
From net investment income	(0.15)		(0.26)		(0.18)	(0.18)	(0.10)
From net realized gains	(0.53)		(0.99)		(0.37)	(0.16)	(0.01)
Tax return of capital	(0.12)		-		-	-	-
Total distributions	(0.80)		(1.25)		(0.55)	(0.34)	(0.11)
Net asset value, end of year	$6.46		$11.49		$12.05	$11.50	$11.11
Total Return ^	(38.13%	) ^^	5.76%	^^	9.70% ^^	6.56% ^^	12.24%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$71,231		$142,956		$112,499	$63,024	$21,459
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.50%	0.50%	0.52%
After expense waiver	N/A		N/A	##	N/A	N/A	0.50%	#
Net investment income (loss) to average daily net assets	1.22%		0.96%		1.31%	1.89%	2.58%
Portfolio turnover rate	31%		52%		34%	17%	10%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.56	$12.11	$11.55	$11.13	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14 ***	0.13 ***	0.15 ***	0.14 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	(4.37)	0.59	0.98	0.63	1.15
Total income (loss) from investment operations	(4.23)	0.72	1.13	0.77	1.25
Less distributions to shareholders:
From net investment income	(0.17)	(0.28)	(0.20)	(0.19)	(0.11)
From net realized gains	(0.53)	(0.99)	(0.37)	(0.16)	(0.01)
Tax return of capital	(0.13)	-	-	-	-
Total distributions	(0.83)	(1.27)	(0.57)	(0.35)	(0.12)
Net asset value, end of year	$6.50	$11.56	$12.11	$11.55	$11.13
Total Return ^	(37.94% )	6.01%	9.93%	6.92%	12.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$107,171	$217,725	$211,382	$180,837	$168,132
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.25%	0.25%	0.25%	0.26%
After expense waiver	N/A	N/A ##	N/A	N/A	0.25% #
Net investment income (loss) to average daily net assets	1.44%	1.07%	1.28%	1.26%	0.93%
Portfolio turnover rate	31%	52%	34%	17%	10%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.55	$12.10	$11.54	$11.13	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.16 ***	0.22 ***	0.32 ***	0.43 ***
Net realized and unrealized gain (loss) on investments	(4.39)	0.57	0.93	0.46	0.83
Total income (loss) from investment operations	(4.23)	0.73	1.15	0.78	1.26
Less distributions to shareholders:
From net investment income	(0.17)	(0.29)	(0.22)	(0.21)	(0.12)
From net realized gains	(0.53)	(0.99)	(0.37)	(0.16)	(0.01)
Tax return of capital	(0.14)	-	-	-	-
Total distributions	(0.84)	(1.28)	(0.59)	(0.37)	(0.13)
Net asset value, end of year	$6.48	$11.55	$12.10	$11.54	$11.13
Total Return ^	(37.97% )	6.13%	10.05%	6.97%	12.60%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$54,289	$89,727	$68,388	$33,819	$3,169
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.15%	0.15%	0.15%	0.23%
After expense waiver	N/A	N/A ##	N/A	N/A	0.15% #
Net investment income (loss) to average daily net assets	1.72%	1.27%	1.82%	2.77%	4.01%
Portfolio turnover rate	31%	52%	34%	17%	10%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.57	$12.11	$11.55	$11.14	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.18 ***	0.20 ***	0.27 ***	0.33 ***
Net realized and unrealized gain (loss) on investments	(4.40)	0.57	0.95	0.51	0.94
Total income (loss) from investment operations	(4.24)	0.75	1.15	0.78	1.27
Less distributions to shareholders:
From net investment income	(0.17)	(0.30)	(0.22)	(0.21)	(0.12)
From net realized gains	(0.53)	(0.99)	(0.37)	(0.16)	(0.01)
Tax return of capital	(0.14)	-	-	-	-
Total distributions	(0.84)	(1.29)	(0.59)	(0.37)	(0.13)
Net asset value, end of year	$6.49	$11.57	$12.11	$11.55	$11.14
Total Return ^	(37.94% )	6.18%	10.17%	6.98%	12.71%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$41,482	$68,224	$42,835	$18,300	$4,245
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.10%	0.10%	0.10%	0.45%
After expense waiver	N/A	N/A ##	N/A	N/A	0.10% #
Net investment income (loss) to average daily net assets	1.62%	1.46%	1.66%	2.42%	3.16%
Portfolio turnover rate	31%	52%	34%	17%	10%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.51		$12.07		$11.52	$11.13	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.09	***	0.09 ***	0.14 ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(4.37)		0.57		0.98	0.55	1.21
Total income (loss) from investment operations	(4.26)		0.66		1.07	0.69	1.19
Less distributions to shareholders:
From net investment income	(0.14)		(0.23)		(0.15)	(0.14)	(0.05)
From net realized gains	(0.53)		(0.99)		(0.37)	(0.16)	(0.01)
Tax return of capital	(0.11)		-		-	-	-
Total distributions	(0.78)		(1.22)		(0.52)	(0.30)	(0.06)
Net asset value, end of year	$6.47		$11.51		$12.07	$11.52	$11.13
Total Return ^	(38.35%	) ^^	5.51%	^^	9.39% ^^	6.20% ^^	11.89%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$189		$324		$209	$162	$113
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.80%		0.80%	0.80%	1.47%
After expense waiver	N/A		N/A	##	N/A	N/A	0.80%	#
Net investment income (loss) to average daily net assets	1.14%		0.74%		0.78%	1.26%	(0.24%	)
Portfolio turnover rate	31%		52%		34%	17%	10%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$11.76		$12.39		$11.77	$11.26		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.11	***	0.07 ***	0.10	***	0.20	***
Net realized and unrealized gain (loss) on investments	(4.62)		0.64		1.24	0.73		1.14
Total income (loss) from investment operations	(4.51)		0.75		1.31	0.83		1.34
Less distributions to shareholders:
From net investment income	(0.14)		(0.26)		(0.13)	(0.11)		(0.06)
From net realized gains	(0.56)		(1.12)		(0.56)	(0.21)		(0.02)
Tax return of capital	(0.14)		-		-	-		-
Total distributions	(0.84)		(1.38)		(0.69)	(0.32)		(0.08)
Net asset value, end of year	$6.41		$11.76		$12.39	$11.77		$11.26
Total Return ^	(39.80%	) ^^	6.16%	^^	11.26% ^^	7.47%	^^	13.39%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,855		$65,604		$46,934	$26,913		$6,414
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%		0.50%		0.50%	0.50%		0.55%
After expense waiver	N/A		N/A	##	N/A	0.50%	#	0.50%	#
Net investment income (loss) to average daily net assets	1.15%		0.88%		0.59%	0.85%		1.92%
Portfolio turnover rate	38%		50%		42%	18%		13%

	Class L
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.84	$12.45	$11.81	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13 ***	0.13 ***	0.08 ***	0.07 ***	0.04 ***
Net realized and unrealized gain (loss) on investments	(4.66)	0.67	1.27	0.80	1.33
Total income (loss) from investment operations	(4.53)	0.80	1.35	0.87	1.37
Less distributions to shareholders:
From net investment income	(0.15)	(0.29)	(0.15)	(0.13)	(0.07)
From net realized gains	(0.56)	(1.12)	(0.56)	(0.21)	(0.02)
Tax return of capital	(0.15)	-	-	-	-
Total distributions	(0.86)	(1.41)	(0.71)	(0.34)	(0.09)
Net asset value, end of year	$6.45	$11.84	$12.45	$11.81	$11.28
Total Return ^	(39.68% )	6.49%	11.58%	7.75%	13.63%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$67,643	$142,858	$134,968	$107,540	$101,487
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.25%	0.25%	0.25%	0.27%
After expense waiver #	N/A	N/A ##	N/A	0.25% #	0.25% #
Net investment income (loss) to average daily net assets	1.28%	0.97%	0.68%	0.60%	0.41%
Portfolio turnover rate	38%	50%	42%	18%	13%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.83	$12.44	$11.81	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.16 ***	0.12 ***	0.16 ***	0.27 ***
Net realized and unrealized gain (loss) on investments	(4.66)	0.65	1.23	0.72	1.11
Total income (loss) from investment operations	(4.51)	0.81	1.35	0.88	1.38
Less distributions to shareholders:
From net investment income	(0.15)	(0.30)	(0.16)	(0.14)	(0.08)
From net realized gains	(0.56)	(1.12)	(0.56)	(0.21)	(0.02)
Tax return of capital	(0.16)	-	-	-	-
Total distributions	(0.87)	(1.42)	(0.72)	(0.35)	(0.10)
Net asset value, end of year	$6.45	$11.83	$12.44	$11.81	$11.28
Total Return ^	(39.52% )	6.60%	11.60%	7.88%	13.74%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$30,695	$47,208	$31,379	$8,379	$596
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.15%	0.15%	0.15%	0.54%
After expense waiver	N/A	N/A ##	N/A	0.15% #	0.15% #
Net investment income (loss) to average daily net assets	1.59%	1.27%	0.96%	1.41%	2.55%
Portfolio turnover rate	38%	50%	42%	18%	13%

	Class S
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of year	$11.84	$12.45	$11.82	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.17 ***	0.08 ***	0.27 ***	0.09 ***
Net realized and unrealized gain (loss) on investments	(4.67)	0.64	1.28	0.63	1.29
Total income (loss) from investment operations	(4.52)	0.81	1.36	0.90	1.38
Less distributions to shareholders:
From net investment income	(0.15)	(0.30)	(0.17)	(0.15)	(0.08)
From net realized gains	(0.56)	(1.12)	(0.56)	(0.21)	(0.02)
Tax return of capital	(0.16)	-	-	-	-
Total distributions	(0.87)	(1.42)	(0.73)	(0.36)	(0.10)
Net asset value, end of year	$6.45	$11.84	$12.45	$11.82	$11.28
Total Return ^	(39.54% )	6.63%	11.63%	8.00%	13.75%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,000	$44,098	$27,944	$27,274	$1,741
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.10%	0.10%	0.10%	0.66%
After expense waiver	N/A	N/A ##	N/A	0.10% #	0.10% #
Net investment income (loss) to average daily net assets	1.55%	1.31%	0.67%	2.37%	0.85%
Portfolio turnover rate	38%	50%	42%	18%	13%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$11.79		$12.41		$11.79	$11.28		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.06	***	0.02 ***	0.07	***	(0.07	) ***
Net realized and unrealized gain (loss) on investments	(4.63)		0.66		1.25	0.73		1.38
Total income (loss) from investment operations	(4.54)		0.72		1.27	0.80		1.31
Less distributions to shareholders:
From net investment income	(0.12)		(0.22)		(0.09)	(0.08)		(0.01)
From net realized gains	(0.56)		(1.12)		(0.56)	(0.21)		(0.02)
Tax return of capital	(0.13)		-		-	-		-
Total distributions	(0.81)		(1.34)		(0.65)	(0.29)		(0.03)
Net asset value, end of year	$6.44		$11.79		$12.41	$11.79		$11.28
Total Return ^	(39.91%	) ^^	5.90%	^^	10.91% ^^	7.11%	^^	13.03%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$132		$226		$189	$142		$114
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.80%		0.80%	0.80%		1.54%
After expense waiver	N/A		N/A	##	N/A	0.80%	#	0.80%	#
Net investment income (loss) to average daily net assets	0.97%		0.49%		0.18%	0.59%		(0.63%	)
Portfolio turnover rate	38%		50%		42%	18%		13%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L			Class Y
	Year Ended 12/31/08		Period Ended 12/31/07+		Year Ended 12/31/08	Period Ended 12/31/07+		Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$10.04		$10.00		$10.04	$10.00		$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.05	***	0.20 ***	0.05	***	0.27 ***	0.05	***
Net realized and unrealized gain (loss) on investments	(4.23)		(0.01)		(4.15)	(0.01)		(4.21)	(0.01)
Total income (loss) from investment operations	(3.96)		0.04		(3.95)	0.04		(3.94)	0.04
Less distributions to shareholders:
From net investment income	(0.18)		-		(0.18)	-		(0.19)	-
Tax return of capital	(0.13)		-		(0.13)	-		(0.13)	-
Total distributions	(0.31)		-		(0.31)	-		(0.32)	-
Net asset value, end of period	$5.77		$10.04		$5.78	$10.04		$5.78	$10.04
Total Return ^	(39.53%	) ^^	0.40%	**^^	(39.36% )	0.40%	**	(39.31% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$614		$100		$419	$101		$1,477	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%		13.00%	*	0.79%	12.75%	*	0.67%	12.65%	*
After expense waiver	0.50%	#	0.50%	*#	0.25% #	0.25%	*#	0.15% #	0.15%	*#
Net investment income (loss) to average daily net assets	3.55%		11.71%	*	2.49%	11.96%	*	3.61%	12.08%	*
Portfolio turnover rate	35%		0%		35%	0%		35%	0%

	Class S			Class N
	Year Ended 12/31/08	Period Ended 12/31/07+		Year Ended 12/31/08		Period Ended 12/31/07+
Net asset value, beginning of period	$10.04	$10.00		$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.05	***	0.09	***	0.05	***
Net realized and unrealized gain (loss) on investments	(4.10)	(0.01)		(4.07)		(0.01)
Total income (loss) from investment operations	(3.94)	0.04		(3.98)		0.04
Less distributions to shareholders:
From net investment income	(0.18)	-		(0.15)		-
Tax return of capital	(0.14)	-		(0.11)		-
Total distributions	(0.32)	-		(0.26)		-
Net asset value, end of period	$5.78	$10.04		$5.80		$10.04
Total Return ^	(39.30% )	0.40%	**	(39.70%	) ^^	0.40%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,008	$9,640		$61		$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	12.61%	*	1.29%		13.30%	*
After expense waiver	0.10% #	0.10%	*#	0.80%	#	0.80%	*#
Net investment income (loss) to average daily net assets	1.89%	12.12%	*	1.04%		11.42%	*
Portfolio turnover rate	35%	0%		35%		0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

 1. The Fund

MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Core Opportunities Fund ("Core Opportunities Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Diversified Growth Fund ("Diversified Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select NASDAQ-100® Fund ("NASDAQ-100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Mid-Cap Value Fund ("Mid-Cap Value Fund"), MassMutual Select Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Diversified International Fund ("Diversified International Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund"), MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund") and MassMutual Select Destination Retirement 2050 Fund ("Destination Retirement 2050 Fund").

The Diversified Growth Fund and the Destination Retirement 2050 Fund commenced operations on December 17, 2007.

Effective April 30, 2008 (the "Termination Date"), the MassMutual Select Small Cap Core Equity Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Prior to the opening of business on December 3, 2007, the Blue Chip Growth Fund acquired all assets and liabilities of the MassMutual Select Growth Equity Fund ("Growth Equity Fund"). The acquisition was accomplished by a tax-free exchange of 5,696,347 Class A shares, 10,934,559 Class L shares, 3,435,848 Class Y shares, 14,173,887 Class S shares and 7,746 Class N shares of the Growth Equity Fund for 4,408,209 Class A shares, 8,447,760 Class L shares, 2,661,514 Class Y shares, 10,976,378 Class S shares and 5,981 Class N shares of the Blue Chip Growth Fund. The Growth Equity Fund's net assets at that date of $293,866,300, including $11,598,840 of net unrealized appreciation, were combined with those of the Blue Chip Growth Fund. The aggregate net assets of the Blue Chip Growth Fund immediately before the acquisition were $537,820,831. The aggregate net assets of the Blue Chip Growth Fund immediately following the acquisition were $831,687,131.

Each Fund has the following five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund has a sixth class of shares: Class Z. Each share class invests in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each

Notes to Financial Statements (Continued)

class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

The six Destination Retirement Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds, or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Select, Premier or Oppenheimer Funds in which the shares are invested.

 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices.  Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument.  The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market

Notes to Financial Statements (Continued)

on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 established a three-tier hierarchy to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, such as those experienced in fiscal 2008, the observability of prices and inputs may be reduced for many instruments. This condition could cause a security to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.

Notes to Financial Statements (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Exchange traded equity securities, common and preferred stock. Securities are generally valued based on quoted prices from the exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to the similar publicly traded securities and would be categorized as Level 2 of the fair value hierarchy. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government securities. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Accordingly, U.S. government securities are normally categorized in Level 2 of the fair value hierarchy.

U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued using quoted market prices. Mortgage pass-throughs include To Be Announced ("TBA") securities and mortgage pass-through certificates. TBA securities are generally valued using quoted market prices.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option

Notes to Financial Statements (Continued)

contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The following is the aggregate value by input level as of December 31, 2008 for the Funds' investments:

Asset Valuation Inputs
	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Strategic Bond Fund	$56,627	$202,152,324	$251,586	$202,460,537
Strategic Balanced Fund	40,411,850	53,943,796	135,643	94,491,289
Diversified Value Fund	293,689,079	12,192,502	-	305,881,581
Fundamental Value Fund	741,378,806	30,367,470	-	771,746,276
Value Equity Fund	43,912,212	1,121,874	-	45,034,086
Large Cap Value Fund	639,849,755	74,445,219	1,138,840	715,433,814
Indexed Equity Fund	1,367,447,916	40,354,372	-	1,407,802,288
Core Opportunities Fund	28,673,150	2,450,434	-	31,123,584
Blue Chip Growth Fund	421,376,686	18,317,708	-	439,694,394
Diversified Growth Fund	42,322,453	1,488,053	-	43,810,506
Large Cap Growth Fund	22,155,440	727,031	-	22,882,471
Aggressive Growth Fund	229,798,757	5,620,554	-	235,419,311
NASDAQ-100 Fund	29,371,592	348,673	-	29,720,265
Focused Value Fund	361,119,115	20,006,086	-	381,125,201
Mid-Cap Value Fund	94,945,199	4,840,128	-	99,785,327
Small Cap Value Equity Fund	89,396,198	-	-	89,396,198
Small Company Value Fund	376,676,108	17,867,522	-	394,543,630
Mid Cap Growth Equity Fund	68,630,255	4,210,433	4,674	72,845,362
Mid Cap Growth Equity II Fund	777,599,875	29,398,608	-	806,998,483
Small Cap Growth Equity Fund	358,323,109	14,175,300	-	372,498,409
Small Company Growth Fund	52,321,062	1,835,582	-	54,156,644
Emerging Growth Fund	42,498,980	1,538,814	-	44,037,794
Diversified International Fund	22,291,877	108,317,522	-	130,609,399
Overseas Fund	33,375,570	437,359,910	-	470,735,480
Destination Retirement Income Fund	174,032,361	-	-	174,032,361
Destination Retirement 2010 Fund	146,495,746	-	-	146,495,746
Destination Retirement 2020 Fund	369,683,396	-	-	369,683,396
Destination Retirement 2030 Fund	274,527,882	-	-	274,527,882
Destination Retirement 2040 Fund	161,431,988	-	-	161,431,988
Destination Retirement 2050 Fund	9,641,293	-	-	9,641,293

Notes to Financial Statements (Continued)

	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Strategic Bond Fund	$635,217	$(5,938,714)	$-	$(5,303,497)
Strategic Balanced Fund	30,951	1,459,107	-	1,490,058
Indexed Equity Fund	1,281,935	-	-	1,281,935
NASDAQ-100 Fund	733	-	-	733
Small Cap Value Equity Fund	238,516	-	-	238,516
Diversified International Fund	(11,656)	109,391	-	97,735
Overseas Fund	31,353	1,376,178	-	1,407,531
*Other financial instruments include forwards, futures, written options and swap contracts.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
	Investment in Securities
	Balance as ofDecember 31, 2007	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of12/31/08	Net change in unrealized appreciation (depreciation) from investments still held as of12/31/08
Strategic Bond Fund	$-	$-	$(1,647,140)	$1,566,378	$332,348	$251,586	$(1,647,140)
Strategic Balanced Fund	80,915	-	(462,544)	388,133	129,139	135,643	(450,740)
Large Cap Value Fund	-	2,962	(429,804)	1,565,682	-	1,138,840	(429,804)
Mid Cap Growth Equity Fund	-	-	(394)	5,068	-	4,674	(394)
Mid Cap Growth Equity II Fund	434,760	-	(37,500)	(397,260)	-	-	(37,500)

Disclosures about Credit Derivatives

The Funds adopted FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP"), effective December 31, 2008. This FSP applies to certain credit derivatives and hybrid instruments that have embedded credit derivatives (for example, credit-linked notes) and certain guarantees. A credit derivative is a derivative instrument (a) in which one or more of its underlyings are related to the credit risk of a specified entity (or a group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the contract. Examples of credit derivatives within the scope of this FSP include, but are not limited to, credit default swaps, credit spread options and credit index products.

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold

Notes to Financial Statements (Continued)

as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See also "Swaps, Caps, Floors and Collars" below for a description of the credit ratings of the entities referenced to the credit exposure, the nature of each credit derivative, notional amounts and fair value of each credit derivative at December 31, 2008. Notional amounts represent maximum potential amount of future payments (undiscounted) the Funds could be required to make under the credit derivatives with sold protection.

Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of investments.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at December 31, 2008.

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, the Funds earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Strategic Bond Fund	$116,291	$87,460	$28,831
Strategic Balanced Fund	45,503	33,311	12,192
Diversified Value Fund	241,802	211,108	30,694
Fundamental Value Fund	293,538	259,901	33,637
Value Equity Fund	51,039	42,756	8,283
Large Cap Value Fund	813,711	488,482	325,229
Indexed Equity Fund	870,729	718,354	152,375
Core Opportunities Fund	31,768	25,682	6,086
Blue Chip Growth Fund	416,178	362,971	53,207
Diversified Growth Fund	2,207	2,015	192
Large Cap Growth Fund	27,907	24,594	3,313
Aggressive Growth Fund	362,491	322,041	40,450
NASDAQ-100 Fund	36,419	21,210	15,209
Focused Value Fund	341,048	298,549	42,499
Mid-Cap Value Fund	317,730	269,574	48,156
Small Cap Value Equity Fund	307,462	209,870	97,592
Small Company Value Fund	981,862	724,381	257,481
Mid Cap Growth Equity Fund	212,268	178,608	33,660
Mid Cap Growth Equity II Fund	2,269,176	1,672,567	596,609
Small Cap Growth Equity Fund	1,735,794	1,282,515	453,279
Small Company Growth Fund	312,897	214,573	98,324
Emerging Growth Fund	217,665	106,452	111,213

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Diversified International Fund	$65,115	$52,628	$12,487
Overseas Fund	283,940	242,390	41,550
	$10,354,540	$7,851,992	$2,502,548

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolios of Investments at December 31, 2008.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency

Notes to Financial Statements (Continued)

gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations, or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2008:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Bond Fund
SELLS
2/03/09	Euro	712,885	$942,305	$989,651	$(47,346)
Strategic Balanced Fund
BUYS
2/27/09	Australian Dollar	1,211,599	761,853	840,118	$78,265
2/27/09	British Pound	240,553	361,232	345,396	(15,836)
2/03/09	Canadian Dollar	403,176	332,213	326,427	(5,786)
2/03/09	Euro	322,810	412,777	448,136	35,359
2/27/09	Euro	218,564	294,078	303,192	9,114
2/27/09	Japanese Yen	69,135,258	741,861	763,493	21,632
2/27/09	Norwegian Krone	473,159	66,495	67,342	847
2/27/09	Singapore Dollar	272,850	180,131	189,122	8,991
2/27/09	Swiss Franc	297,188	255,418	279,387	23,969
					$156,555
SELLS
2/27/09	Australian Dollar	153,244	95,264	106,257	$(10,993)
2/03/09	Canadian Dollar	453,253	377,239	366,971	10,268
2/03/09	Euro	322,810	426,706	448,136	(21,430)
2/27/09	Japanese Yen	18,130,449	198,349	200,223	(1,874)
2/27/09	Euro	1,261,815	1,611,554	1,750,417	(138,863)
2/27/09	Hong Kong Dollar	1,243,685	160,587	160,531	56
2/27/09	British Pound	28,321	43,258	40,664	2,594

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (continued)
SELLS
2/27/09	Swiss Franc	108,201	$89,719	$101,720	$(12,001)
					$(172,243)
Diversified International Fund
BUYS
3/16/09	Australian Dollar	858,000	555,907	594,156	$38,249
3/16/09	Japanese Yen	1,006,752,000	10,659,041	11,122,239	463,198
3/16/09	New Zealand Dollar	9,733,000	5,252,399	5,640,177	387,778
3/16/09	Norwegian Krone	20,718,000	2,934,964	2,945,957	10,993
3/16/09	Swedish Krona	7,369,000	904,449	930,991	26,542
					$926,760
SELLS
3/16/09	British Pound	1,818,000	2,684,277	2,609,849	$74,428
3/16/09	Canadian Dollar	8,233,000	6,584,766	6,670,294	(85,528)
3/16/09	Euro	5,961,000	7,739,811	8,265,733	(525,922)
3/16/09	Swiss Franc	2,598,000	2,162,477	2,442,824	(280,347)
					$(817,369)
Overseas Fund
SELLS
3/16/09	British Pound	152,000	233,654	218,205	$15,449
3/16/09	Canadian Dollar	2,152,000	1,706,920	1,743,528	(36,608)
4/20/09	Euro	4,040,000	6,331,892	5,597,656	734,236
4/28/09	Japanese Yen	672,000,000	7,207,980	7,431,720	(223,740)
5/11/09	Swiss Franc	5,700,000	5,392,213	5,366,474	25,739
5/26/09	Swiss Franc	13,430,000	13,031,370	12,650,034	381,336
5/26/09	Euro	3,000,000	4,633,200	4,153,434	479,766
					$1,376,178

Delayed Delivery Transactions, When-Issued Securities, and Forward Commitments

Each Fund may purchase or sell securities on a "when-issued" or delayed delivery or on a forward commitment basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

The Fund(s) had securities purchased on a forward commitment basis as shown in the Portfolios of Investments at December 31, 2008.

Notes to Financial Statements (Continued)

Financial Futures Contracts

A Fund may enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. Futures contracts are contracts for delayed delivery of securities or commodities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses.

The Fund(s) listed in the following table had open futures contracts at December 31, 2008:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS
31	German Euro Bond Future	3/06/09	$5,379,546	$34,171
302	Eurodollar Future	3/16/09	74,699,700	1,602,877
25	90 Day Euro	3/19/09	4,413,669	187,986
16	U.S. Treasury Note 30 Year	3/20/09	2,208,750	345,415
759	U.S. Treasury Note 5 Year	3/31/09	90,362,508	2,951,221
69	Eurodollar Future	6/15/09	17,055,075	198,542
				$5,320,212
SELLS
500	U.S. Treasury Note 10 Year	3/20/09	62,875,000	$(4,192,226)
13	U.S. Treasury Note 2 Year	3/31/09	2,834,812	(33,206)
				$(4,225,432)
Strategic Balanced Fund
BUYS
75	Eurodollar Future	3/16/09	18,551,250	$396,121

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (continued)
BUYS
13	U.S. Treasury Note 30 Year	3/20/09	$1,794,609	$116,302
122	U.S. Treasury Note 5 Year	3/31/09	14,524,672	439,054
16	Eurodollar Future	6/15/09	3,954,800	46,070
				$997,547
SELLS
116	U.S. Treasury Note 10 Year	3/20/09	14,587,000	$(896,002)
Indexed Equity Fund
BUYS
186	S&P 500 Index	3/19/09	41,854,650	$1,281,935
NASDAQ-100 Fund
BUYS
15	NASDAQ-100	3/20/09	363,750	$733
Small Cap Value Equity Fund
BUYS
76	Russell 2000 Mini	3/20/09	3,784,040	$238,516
Diversified International Fund
BUYS
29	DJ Euro Stoxx 50 Index	3/20/09	987,630	$(11,656)
Overseas Fund
BUYS
11	DJ Euro Stoxx 50 Index	3/20/09	374,619	$3,830
13	FTSE 100 Index	3/20/09	820,524	27,523
				$31,353

Options

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated

Notes to Financial Statements (Continued)

as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2008:

Notional Amount	Expiration Date	Description	Premiums Received	Value
Strategic Bond Fund
$56,000	2/20/09	10 Year U.S. Treasury Note Future Put, Strike 126.50	$81,970	$152,250
17,500	3/16/09	90 Day Euro Future Call, Strike 97.50	2,678	25,375
220,000	3/16/09	90 Day Euro Future Call, Strike 97.75	82,060	265,100
285,000	3/16/09	90 Day Euro Future Put, Strike 97.25	91,055	2,138
140,000	3/16/09	90 Day Euro GLBX Put, Strike 98.75	14,495	14,700
			$272,258	$459,563
Strategic Balanced Fund
$5,000	3/16/09	90 Day Euro Future Call, Strike 97.50	$765	$7,250
50,000	3/16/09	90 Day Euro Future Call, Strike 97.75	18,650	60,250
62,500	3/16/09	90 Day Euro Future Put, Strike 97.25	20,188	469
25,000	3/16/09	90 Day Euro GLBX Put, Strike 98.75	2,587	2,625
			$42,190	$70,594

Transactions in written option contracts during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2007	988	$692,291
Options written	4,648	3,194,463
Options terminated in closing purchase transactions	(5,315)	(3,614,496)
Options outstanding at December 31, 2008	321	$272,258

Strategic Balanced Fund
Options outstanding at December 31, 2007	243	$171,326
Options written	1,265	885,933
Options terminated in closing purchase transactions	(1,451)	(1,015,069)
Options outstanding at December 31, 2008	57	$42,190

Small Cap Growth Equity Fund
Options outstanding at December 31, 2007	-	$-
Options written	946	112,636
Options terminated in closing purchase transactions	(946)	(112,636)
Options outstanding at December 31, 2008	-	$-

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund

Notes to Financial Statements (Continued)

may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event occurs with respect to a referenced bond or group of bonds. There are a number of credit events that would trigger the seller to make payment and they differ per swap agreement. These specific credit events are outlined in the swap agreements, and may include default, bankruptcy and failure to pay outstanding debt obligations for credit default swaps on corporate issues or asset-backed securities, and write-down, principal or interest shortfall or default of all or part of the referenced entities comprising the credit index for credit default swaps on credit indices. Acting as a protection seller allows the Fund to create an investment exposure similar to a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. To provide assets of value and recourse if a negative credit event were to occur, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the

Notes to Financial Statements (Continued)

increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap transaction, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund(s) listed in the following table had open swap agreements at December 31, 2008:

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive(Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Strategic Bond Fund
Credit Default Swaps
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell	1.750%	The Eastman Kodak Co. (Moody's Rating: B2; S&P Rating: B-)	$(168,566)	$-	$(168,566)
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell	1.870%	The AES Corp. (Moody's Rating: B1; S&P Rating: BB-)	(163,032)	-	(163,032)
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell	2.620%	HCA, Inc. (Moody's Rating: Caa1; S&P Rating: B-)	(208,661)	-	(208,661)
							(540,259)	-	(540,259)
2,058,000	USD	6/20/12	Goldman Sachs & Co.	Sell	2.750%	CDX.NA.HY.8 (WA Rating: BB) *	(316,379)	(19,294)	(335,673)
1,952,000	USD	6/20/12	Goldman Sachs & Co.	Sell	0.350%	CDX.NA.IG.8 (WA Rating: BBB) *	(97,701)	(9,613)	(107,314)
683,200	USD	6/20/12	Goldman Sachs & Co.	Sell	0.350%	CDX.NA.IG.8 (WA Rating: BBB) *	(23,502)	(14,058)	(37,560)
100,000	USD	9/20/12	Goldman Sachs & Co.	Sell	3.240%	TXU Corp. (Moody's Rating: Caa1; S&P Rating: CCC)	(30,207)	-	(30,207)
2,706,676	USD	6/20/13	Goldman Sachs & Co.	Sell	3.500%	CDX.NA.IG.HVOL.10 (WA Rating: BBB) *	(254,289)	49,995	(204,294)
							(722,078)	7,030	(715,048)
8,400,000	USD	6/20/12	Morgan Stanley & Co.	Sell	0.750%	CDX.NA.IG.HVOL.8 (WA Rating: BBB-) *	(925,538)	(67,799)	(993,337)
12,300,000	USD	6/20/12	Morgan Stanley & Co.	Sell	0.750%	CDX.NA.IG.HVOL.8 (WA Rating: BBB-) *	(1,182,997)	(271,532)	(1,454,529)
2,000,000	USD	6/20/12	Morgan Stanley & Co.	Sell	2.920%	Ford Motor Credit Co. (Moody's Rating: Caa1; S&P Rating: CCC+)	(456,104)	-	(456,104)
3,920,000	USD	12/20/12	Morgan Stanley & Co.	Sell	2.250%	LCDX.NA.HY.9 (WA Rating: BB) *	(664,163)	(211,680)	(875,843)
1,960,000	USD	12/20/12	Morgan Stanley & Co.	Sell	3.750%	CDX.NA.HY.9 (WA Rating: BB) *	(147,985)	(151,900)	(299,885)
1,100,000	USD	5/25/46	Morgan Stanley & Co.	Sell	0.110%	ABX.HE-AAA (Moody's Rating: Aaa; S&P Rating: AAA)	(498,613)	(57,750)	(556,363)
							(3,875,400)	(760,661)	(4,636,061)
							$(5,137,737)	$(753,631)	$(5,891,368)
Strategic Balanced Fund
Credit Default Swaps
100,000	USD	3/20/10	Deutsche Bank	Sell	1.250%	Eastman Kodak Co. (Moody's Rating: B2; S&P Rating: B-)	$(6,724)	$-	$(6,724)
60,000	USD	9/20/10	Deutsche Bank	Sell	2.300%	Eastman Kodak Co. (Moody's Rating: B2; S&P Rating: B-)	(5,199)	-	(5,199)
100,000	USD	3/20/15	Deutsche Bank	Sell	2.930%	Ford Motor Co. (Moody's Rating: Ca2; S&P Rating: CCC-)	(74,573)	-	(74,573)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive(Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Strategic Balanced Fund (continued)
Credit Default Swaps (continued)
16,359	USD	11/25/34	Deutsche Bank	Buy	(2.250)%	Finance America Mortgage Loan, Series 2004-3, Class M9	$15,375	$-	$15,375
17,146	USD	11/25/34	Deutsche Bank	Buy	(1.400)%	Argent Securities, Inc., Series 2004-W11, Class M9	15,582	-	15,582
17,146	USD	11/25/34	Deutsche Bank	Buy	(2.250)%	Argent Securities, Inc., Series 2004-W11, Class M10	16,557	-	16,557
16,360	USD	11/25/34	Deutsche Bank	Buy	(1.400)%	Finance America Mortgage Loan, Series 2004-3, Class M8	15,052	-	15,052
26,481	USD	12/25/34	Deutsche Bank	Buy	(1.250)%	MASTR Asset Backed Securities, Series 2005-NC1, Class M8	23,165	-	23,165
23,795	USD	12/25/34	Deutsche Bank	Buy	(2.200)%	MASTR Asset Backed Securities, Series 2005-NC1, Class M9	21,838	-	21,838
15,713	USD	1/25/35	Deutsche Bank	Buy	(2.250)%	Morgan Stanley Capital ABS I, Series 2005-WMC1, Class B3	15,529	-	15,529
45,000	USD	1/25/35	Deutsche Bank	Buy	(1.400)%	People's Choice Home Loan Securities Trust, Series 2005-1, Class B2	43,393	-	43,393
35,283	USD	1/25/35	Deutsche Bank	Buy	(2.250)%	People's Choice Home Loan, Series 2005-1, Class B3	34,511	-	34,511
14,273	USD	1/25/35	Deutsche Bank	Buy	(1.300)%	Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2	13,815	-	13,815
17,839	USD	2/25/35	Deutsche Bank	Buy	(1.250)%	Fremont Home Loan Trust, Series 2005-A, Class M8	17,011	-	17,011
18,002	USD	1/25/35	Deutsche Bank	Buy	(2.200)%	Fremont Home Loan Trust, Series 2005-A, Class M9	17,208	-	17,208
17,509	USD	2/25/35	Deutsche Bank	Buy	(2.200)%	ACE Securities Corp., Series 2005-HE1, Class M9	11,710	-	11,710
21,850	USD	2/25/35	Deutsche Bank	Buy	(1.250)%	Long Beach Mortgage Loan Trust Series, 2005-1, Class M8	20,542	-	20,542
45,000	USD	2/25/35	Deutsche Bank	Buy	(1.300)%	ACE Securities Corp., Series 2005-HE1, Class M8	43,799	-	43,799

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive(Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Strategic Balanced Fund (continued)
Credit Default Swaps (continued)
17,897	USD	2/25/35	Deutsche Bank	Buy	(2.250)%	Long Beach Mortgage Loan Trust, Series 2005-1, Class M9	$17,089	$-	$17,089
45,000	USD	3/25/35	Deutsche Bank	Buy	(2.250)%	Aegis Asset Backed Securities Trust, Series 2005-1, Class B3	44,626	-	44,626
19,245	USD	3/25/35	Deutsche Bank	Buy	(2.250)%	New Century Home Equity Loan Trust, Series 2005-1, Class M9	20,369	-	20,369
23,577	USD	3/25/35	Deutsche Bank	Buy	(1.300)%	New Century Home Equity Loan Trust, Series 2005-1, Class M8	14,939	-	14,939
45,000	USD	3/25/35	Deutsche Bank	Buy	(1.450)%	Aegis Asset Backed Securities Trust, Series 2005-1, Class B2	43,510	-	43,510
45,000	USD	4/25/35	Deutsche Bank	Buy	(1.450)%	Aames Mortgage Investment Trust, Series 2005-1, Class M8	34,150	-	34,150
45,000	USD	6/25/35	Deutsche Bank	Buy	(2.250)%	Novastar Home Equity Loan Trust, Series 2005-1, Class B3	41,845	-	41,845
45,000	USD	4/25/35	Deutsche Bank	Buy	(2.250)%	Aames Mortgage Investment Trust, Series 2005-1, Class M9	41,355	-	41,355
45,000	USD	6/25/35	Deutsche Bank	Buy	(1.350)%	Novastar Home Equity Loan Trust, Series 2005-1, Class B2	39,737	-	39,737
13,975	USD	9/25/35	Deutsche Bank	Buy	(2.250)%	Merrill Lynch Mortgage Investors, Series 2005-WMC1, Class B3	5,986	-	5,986
45,000	USD	9/25/35	Deutsche Bank	Buy	(1.300)%	Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2	13,887	-	13,887
17,671	USD	10/25/35	Deutsche Bank	Buy	(2.250)%	Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3	5,673	-	5,673
44,997	USD	10/25/35	Deutsche Bank	Buy	(1.300)%	Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B2	12,082	-	12,082
43,391	USD	1/25/36	Deutsche Bank	Buy	(2.250)%	Park Place Securities, Inc., Series 2005-WCH1, Class M9	41,785	-	41,785

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive(Pay) Fixed Rate	Deliverable on Default	Net Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Strategic Balanced Fund (continued)
Credit Default Swaps (continued)
45,000	USD	1/25/36	Deutsche Bank	Buy	(1.350)%	Park Place Securities, Inc., Series 2005-WCH1, Class M8	$42,259	$-	$42,259
							657,883	-	657,883
114,545	USD	12/20/09	Goldman Sachs & Co.	Sell	4.000%	CDX.NA.HY.3.B (WA Rating: B+) *	(4,539)	1,575	(2,964)
100,000	USD	6/20/10	Goldman Sachs & Co.	Sell	4.750%	Ford Motor Credit Co. (Moody's Rating: Caa1; S&P Rating: CCC+)	(11,557)	-	(11,557)
							(16,096)	1,575	(14,521)
							$641,787	$1,575	$643,362
Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
2,510,000	USD	6/17/10	Deutsche Bank		USD-LIBOR-BBA	4.313%	$105,135	$-	$105,135
3,300,000	USD	3/19/18	Morgan Stanley & Co.		USD-LIBOR-BBA	5.00%	770,498	(44,200)	726,298
							$875,633	$(44,200)	$831,433

*    Credit rating by the Western Asset Management Company.

Dollar Roll Transactions

The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio. The Funds account for dollar roll transactions as purchases and sales. If certain criteria are met, these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

The Diversified International Fund and Overseas Fund invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities

Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Trustees, taking into consideration such factors as the Trustees deem appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these securities held at December 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Strategic Bond Fund	$1,901,434	$251,586	0.2%
Strategic Balanced Fund	686,368	135,643	0.1%
Large Cap Value Fund	1,568,644	1,138,840	0.2%

 3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly, based upon each Fund's average daily net assets, at the following annual rates:

Strategic Bond Fund	0.55%	Emerging Growth Fund	0.79%
Strategic Balanced Fund	0.60%	Diversified International Fund	0.90%
Diversified Value Fund	0.50%	Overseas Fund	1.00%
Fundamental Value Fund	0.65%	Destination Retirement Income Fund **	0.05% of the first $500 million,

Notes to Financial Statements (Continued)

Value Equity Fund	0.70%		0.025% of the next $500 million,
Large Cap Value Fund *	0.65% of the first $1.5 billion,		0.000% of any excess over $1 billion
	0.60% of any excess over $1.5 billion	Destination Retirement 2010 Fund **	0.05% of the first $500 million,
Indexed Equity Fund	0.10%		0.025% of the next $500 million,
Core Opportunities Fund	0.70%		0.000% of any excess over $1 billion
Blue Chip Growth Fund	0.65%	Destination Retirement 2020 Fund **	0.05% of the first $500 million,
Diversified Growth Fund	0.70%		0.025% of the next $500 million,
Large Cap Growth Fund	0.65%		0.000% of any excess over $1 billion
Aggressive Growth Fund	0.73%	Destination Retirement 2030 Fund **	0.05% of the first $500 million,
NASDAQ-100 Fund	0.15%		0.025% of the next $500 million,
Focused Value Fund	0.69%		0.000% of any excess over $1 billion
Mid-Cap Value Fund	0.70%	Destination Retirement 2040 Fund **	0.05% of the first $500 million,
Small Cap Value Equity Fund	0.75%		0.025% of the next $500 million,
Small Company Value Fund	0.85%		0.000% of any excess over $1 billion
Mid Cap Growth Equity Fund	0.70%	Destination Retirement 2050 Fund **	0.05% of the first $500 million,
Mid Cap Growth Equity II Fund	0.75%		0.025% of the next $500 million,
Small Cap Growth Equity Fund	0.82%		0.000% of any excess over $1 billion
Small Company Growth Fund	0.85%

*

Prior to April 1, 2008, the fee was 0.65%.

**

Prior to April 1, 2008, the fee was 0.05%.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Diversified Value Fund, the Large Cap Growth Fund, the Diversified International Fund and a portion of the Overseas Fund; Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Diversified Growth Fund, the Mid Cap Growth Equity Fund and the Small Cap Growth Equity Fund; Pyramis Global Advisors, LLC for the Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and the NASDAQ-100 Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Cooke & Bieler, L.P. for the Mid-Cap Value Fund; Harris Associates, L.P. for the Focused Value Fund and a portion of the Overseas Fund; Federated Clover Investment Advisors for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the Diversified Growth Fund and the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; The Boston Company Asset Management, LLC for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small

Notes to Financial Statements (Continued)

Company Growth Fund; Delaware Management Company for the Aggressive Growth Fund; Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; J.P. Morgan Investment Management Inc. for a portion of the Strategic Balanced Fund; Victory Capital Management Inc. for the Core Opportunities Fund; SSgA Funds Management, Inc. for the Small Cap Value Equity Fund; Turner Investment Partners, Inc. for a portion of the Mid Cap Growth Equity Fund; Legg Mason Capital Management, Inc. for a portion of the Diversified Growth Fund; and Essex Investment Management Company, LLC for a portion of the Emerging Growth Fund. Effective September 23, 2008, AllianceBernstein L.P. was added as the investment sub-adviser for a portion of the Overseas Fund. Prior to September 10, 2008, Mazama Capital Management, Inc. was the investment sub-adviser for a portion of the Small Company Growth Fund and Delaware Management Company was the investment sub-adviser for a portion of the Emerging Growth Fund. Prior to October 8, 2008, ClearBridge Advisors, LLC was the investment sub-adviser for a portion of the Strategic Balanced Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds' sub-advisory fees are paid out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z	Class N
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	N/A	0.3000%
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	N/A	0.3770%
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	N/A	0.3683%
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	N/A	0.3629%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	N/A	0.3285%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%	0.5297%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	N/A	0.4585%
Diversified Growth Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	N/A	0.4029%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	N/A	0.3944%
NASDAQ-100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	N/A	0.6744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	N/A	0.4093%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	N/A	0.3575%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	N/A	0.4575%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	N/A	0.3991%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class Z	Class N
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	N/A	0.2943%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	N/A	0.1959%
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	N/A	0.2196%
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	N/A	0.2258%
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	N/A	0.2233%
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	N/A	0.2116%
Destination Retirement 2050 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	0.2100%

Distribution and Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Indirect Expenses

The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2008, these expenses were as follows, based upon each Fund's average daily net assets:

Indirect Operating Expenses
Destination Retirement Income Fund	0.67%
Destination Retirement 2010 Fund	0.72%
Destination Retirement 2020 Fund	0.77%
Destination Retirement 2030 Fund	0.82%
Destination Retirement 2040 Fund	0.83%
Destination Retirement 2050 Fund	0.83%

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the following Funds (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N
Strategic Bond Fund *	1.00%	0.75%	0.75%	0.70%	1.30%
Core Opportunities Fund **	1.35%	1.10%	0.95%	0.90%	1.65%
Blue Chip Growth Fund ***	1.19%	0.98%	0.82%	0.76%	1.51%
Diversified Growth Fund ** #	1.25%	1.00%	0.85%	0.80%	1.55%
Mid-Cap Value Fund **	1.38%	1.13%	0.98%	0.88%	1.68%
Small Cap Value Equity Fund **	1.40%	1.15%	1.00%	0.95%	1.70%
Diversified International Fund **	1.42%	1.17%	1.09%	0.99%	1.72%
Destination Retirement 2050 Fund ** #	0.50%	0.25%	0.15%	0.10%	0.80%

*

Expense cap in effect through March 31, 2008.

**

Expense cap in effect through March 31, 2009.

***

Expense cap in effect through March 31, 2010.

#

Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MassMutual has agreed to voluntarily waive, through March 31, 2009, 0.20% of the administrative and shareholder service fee for Classes A, L and N of the Indexed Equity Fund and 0.10% of the administrative and shareholder service fee for Classes A, L and N of the Overseas Fund, based upon the average daily net assets of the applicable class of shares of the Funds. MassMutual agreed to voluntarily waive, through October 13, 2008, 0.05% of the management fee for each class of the Blue Chip Growth Fund, based upon each class's average daily net assets.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2008, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Strategic Balanced Fund	$6,991
Fundamental Value Fund	71,990
Large Cap Value Fund	30,440
Core Opportunities Fund	8,576
Blue Chip Growth Fund	18,770
Diversified Growth Fund	7,409
Large Cap Growth Fund	3,342
Aggressive Growth Fund	21,615
Focused Value Fund	68,964
Mid-Cap Value Fund	101,680
Small Cap Value Equity Fund	25,127
Small Company Value Fund	86,822
Mid Cap Growth Equity Fund	40,892
Mid Cap Growth Equity II Fund	23,899
Small Cap Growth Equity Fund	125,670
Small Company Growth Fund	43,741
Emerging Growth Fund	20,634
Diversified International Fund	851

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2008, no significant amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds' shares by affiliated parties at December 31, 2008:

Total % Ownership by Related Party
Strategic Bond Fund	80.8%
Strategic Balanced Fund	92.0%
Diversified Value Fund	72.1%
Fundamental Value Fund	86.0%
Value Equity Fund	97.5%
Large Cap Value Fund	82.0%
Indexed Equity Fund	78.3%
Core Opportunities Fund	78.6%
Blue Chip Growth Fund	89.2%
Diversified Growth Fund	0.5%
Large Cap Growth Fund	96.5%
Aggressive Growth Fund	76.4%
NASDAQ-100 Fund	91.8%
Focused Value Fund	83.2%
Mid-Cap Value Fund	56.6%
Small Cap Value Equity Fund	68.7%
Small Company Value Fund	81.7%
Mid Cap Growth Equity Fund	69.7%
Mid Cap Growth Equity II Fund	77.8%
Small Cap Growth Equity Fund	89.5%
Small Company Growth Fund	71.5%
Emerging Growth Fund	69.9%
Diversified International Fund	54.8%
Overseas Fund	76.5%
Destination Retirement Income Fund	51.7%
Destination Retirement 2010 Fund	66.3%
Destination Retirement 2020 Fund	74.5%
Destination Retirement 2030 Fund	74.2%
Destination Retirement 2040 Fund	76.1%
Destination Retirement 2050 Fund	88.2%

Notes to Financial Statements (Continued)

 4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Strategic Bond Fund	$154,393,596	$54,846,447	$281,344,805	$48,918,653
Strategic Balanced Fund	62,249,873	103,983,751	107,200,489	132,916,411
Diversified Value Fund	-	81,268,077	-	185,373,935
Fundamental Value Fund	-	536,705,562	-	617,850,160
Value Equity Fund	-	123,569,448	-	131,318,012
Large Cap Value Fund	-	182,062,518	-	370,288,509
Indexed Equity Fund	-	102,924,977	-	173,870,012
Core Opportunities Fund	-	65,858,724	-	66,634,088
Blue Chip Growth Fund	-	349,886,105	-	415,065,655
Diversified Growth Fund	-	63,381,840	-	72,939,560
Large Cap Growth Fund	-	32,407,562	-	75,798,240
Aggressive Growth Fund	-	122,774,385	-	256,831,766
NASDAQ-100 Fund	-	4,323,589	-	9,234,436
Focused Value Fund	-	256,050,179	-	377,228,566
Mid-Cap Value Fund	-	50,367,812	-	97,135,972
Small Cap Value Equity Fund	-	142,517,588	-	158,514,481
Small Company Value Fund	-	184,516,881	-	210,809,126
Mid Cap Growth Equity Fund	-	180,324,014	-	197,454,721
Mid Cap Growth Equity II Fund	-	402,018,991	-	562,782,094
Small Cap Growth Equity Fund	-	477,623,652	-	505,713,458
Small Company Growth Fund	-	120,315,228	-	164,460,785
Emerging Growth Fund	-	188,583,831	-	212,605,497
Diversified International Fund	-	166,078,044	-	62,719,081
Overseas Fund	-	510,772,043	-	903,211,359
Destination Retirement Income Fund	-	75,735,667	-	101,689,331
Destination Retirement 2010 Fund	-	74,355,641	-	112,381,968
Destination Retirement 2020 Fund	-	178,069,338	-	255,084,699
Destination Retirement 2030 Fund	-	130,249,396	-	177,613,101
Destination Retirement 2040 Fund	-	92,452,160	-	111,941,076
Destination Retirement 2050 Fund	-	8,850,365	-	3,591,979

Notes to Financial Statements (Continued)

 5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Strategic Bond Fund Class A
Sold	1,848,488	$18,343,192	4,944,662	$50,075,041
Issued as reinvestment of dividends	695,185	5,717,389	295,775	2,922,258
Redeemed	(2,667,266)	(25,105,470)	(969,445)	(9,769,652)
Net increase (decrease)	(123,593)	$(1,044,889)	4,270,992	$43,227,647

Strategic Bond Fund Class L
Sold	840,663	$8,345,484	1,405,391	$14,179,916
Issued as reinvestment of dividends	219,825	1,812,711	110,968	1,099,688
Redeemed	(1,528,471)	(14,682,759)	(338,561)	(3,413,867)
Net increase (decrease)	(467,983)	$(4,524,564)	1,177,798	$11,865,737

Strategic Bond Fund Class Y
Sold	1,164,779	$11,714,598	5,772,596	$58,518,009
Issued as reinvestment of dividends	682,590	5,639,498	568,407	5,638,602
Redeemed	(9,270,666)	(90,569,753)	(2,312,198)	(23,324,111)
Net increase (decrease)	(7,423,297)	$(73,215,657)	4,028,805	$40,832,500

Strategic Bond Fund Class S
Sold	2,810,465	$27,635,205	3,930,419	$39,850,194
Issued as reinvestment of dividends	567,954	4,689,753	206,651	2,049,979
Redeemed	(7,429,367)	(74,550,197)	(886,973)	(9,026,910)
Net increase (decrease)	(4,050,948)	$(42,225,239)	3,250,097	$32,873,263

Strategic Bond Fund Class N
Sold	24,150	$234,601	210,662	$2,118,291
Issued as reinvestment of dividends	7,039	57,793	11,772	115,839
Redeemed	(297,934)	(2,963,991)	(69,900)	(702,062)
Net increase (decrease)	(266,745)	$(2,671,597)	152,534	$1,532,068

Strategic Balanced Fund Class A
Sold	196,199	$1,936,848	596,682	$6,918,983
Issued as reinvestment of dividends	119,112	893,030	180,298	1,984,430
Redeemed	(1,033,832)	(10,225,989)	(1,075,449)	(12,438,038)
Net increase (decrease)	(718,521)	$(7,396,111)	(298,469)	$(3,534,625)

Strategic Balanced Fund Class L
Sold	476,991	$4,658,395	909,634	$10,597,573
Issued as reinvestment of dividends	390,665	2,924,582	527,571	5,824,579
Redeemed	(2,506,335)	(24,678,045)	(2,477,145)	(29,047,378)
Net increase (decrease)	(1,638,679)	$(17,095,068)	(1,039,940)	$(12,625,226)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Strategic Balanced Fund Class Y
Sold	419,148	$4,214,843	789,599	$9,207,507
Issued as reinvestment of dividends	274,429	2,054,063	553,687	6,112,881
Redeemed	(4,083,845)	(41,153,576)	(2,379,187)	(27,893,915)
Net increase (decrease)	(3,390,268)	$(34,884,670)	(1,035,901)	$(12,573,527)

Strategic Balanced Fund Class S
Sold	667,435	$6,293,413	931,646	$10,963,194
Issued as reinvestment of dividends	104,947	778,417	131,070	1,445,817
Redeemed	(1,947,504)	(20,115,115)	(399,201)	(4,633,122)
Net increase (decrease)	(1,175,122)	$(13,043,285)	663,515	$7,775,889

Strategic Balanced Fund Class N
Sold	3,295	$33,492	33,650	$388,156
Issued as reinvestment of dividends	2,873	21,476	5,052	55,362
Redeemed	(31,971)	(341,280)	(6,212)	(73,020)
Net increase (decrease)	(25,803)	$(286,312)	32,490	$370,498

Diversified Value Fund Class A
Sold	1,794,442	$18,276,346	4,260,986	$56,490,026
Issued as reinvestment of dividends	282,626	1,945,673	477,852	5,839,567
Redeemed	(3,335,356)	(31,607,677)	(2,027,514)	(26,707,308)
Net increase (decrease)	(1,258,288)	$(11,385,658)	2,711,324	$35,622,285

Diversified Value Fund Class L
Sold	1,789,391	$17,519,967	4,132,632	$54,604,499
Issued as reinvestment of dividends	264,185	1,816,864	397,496	4,881,946
Redeemed	(2,741,409)	(26,325,189)	(1,801,054)	(24,306,249)
Net increase (decrease)	(687,833)	$(6,988,358)	2,729,074	$35,180,196

Diversified Value Fund Class Y
Sold	1,628,685	$15,404,570	1,850,412	$24,610,765
Issued as reinvestment of dividends	335,384	2,299,056	618,606	7,601,929
Redeemed	(5,018,261)	(49,244,456)	(2,384,876)	(31,665,693)
Net increase (decrease)	(3,054,192)	$(31,540,830)	84,142	$547,001

Diversified Value Fund Class S
Sold	3,091,014	$29,088,483	11,270,695	$151,355,586
Issued as reinvestment of dividends	993,920	6,814,120	1,507,755	18,552,384
Redeemed	(7,848,435)	(78,447,160)	(5,328,254)	(71,258,775)
Net increase (decrease)	(3,763,501)	$(42,544,557)	7,450,196	$98,649,195

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Diversified Value Fund Class N
Sold	16,514	$160,933	102,396	$1,361,158
Issued as reinvestment of dividends	2,327	16,098	9,881	120,754
Redeemed	(135,114)	(1,493,499)	(23,648)	(320,331)
Net increase (decrease)	(116,273)	$(1,316,468)	88,629	$1,161,581

Fundamental Value Fund Class A
Sold	3,691,171	$37,104,972	4,994,656	$63,711,896
Issued as reinvestment of dividends	778,538	6,525,366	2,749,527	32,944,021
Redeemed	(4,953,894)	(50,282,600)	(8,956,449)	(113,643,554)
Net increase (decrease)	(484,185)	$(6,652,262)	(1,212,266)	$(16,987,637)

Fundamental Value Fund Class L
Sold	4,816,052	$49,628,050	8,177,483	$103,346,240
Issued as reinvestment of dividends	708,718	5,973,453	2,531,313	30,550,220
Redeemed	(9,136,602)	(91,357,859)	(12,499,062)	(160,218,995)
Net increase (decrease)	(3,611,832)	$(35,756,356)	(1,790,266)	$(26,322,535)

Fundamental Value Fund Class Y
Sold	3,415,004	$32,644,865	3,752,296	$48,677,069
Issued as reinvestment of dividends	439,258	3,581,910	1,304,886	15,758,975
Redeemed	(3,094,954)	(33,278,684)	(4,467,408)	(59,686,827)
Net increase (decrease)	759,308	$2,948,091	589,774	$4,749,217

Fundamental Value Fund Class S
Sold	8,579,081	$79,521,407	9,407,249	$122,204,189
Issued as reinvestment of dividends	1,740,575	14,471,005	5,466,467	66,185,171
Redeemed	(10,157,288)	(102,760,288)	(11,300,589)	(143,988,147)
Net increase (decrease)	162,368	$(8,767,876)	3,573,127	$44,401,213

Fundamental Value Fund Class N
Sold	65,658	$577,371	303,170	$3,949,564
Issued as reinvestment of dividends	8,090	66,995	25,866	307,309
Redeemed	(36,140)	(381,316)	(224,987)	(2,952,561)
Net increase (decrease)	37,608	$263,050	104,049	$1,304,312

Value Equity Fund Class A
Sold	226,045	$1,640,233	338,285	$3,512,955
Issued as reinvestment of dividends	57,030	350,156	273,035	2,541,432
Redeemed	(621,831)	(4,878,537)	(1,293,216)	(13,804,145)
Net increase (decrease)	(338,756)	$(2,888,148)	(681,896)	$(7,749,758)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Value Equity Fund Class L
Sold	566,457	$3,911,372	339,605	$3,473,999
Issued as reinvestment of dividends	44,795	274,719	177,461	1,656,928
Redeemed	(602,138)	(4,147,858)	(367,474)	(3,863,221)
Net increase (decrease)	9,114	$38,233	149,592	$1,267,706

Value Equity Fund Class Y
Sold	173,393	$1,237,746	110,894	$1,166,082
Issued as reinvestment of dividends	13,354	79,958	42,420	398,883
Redeemed	(136,350)	(1,033,820)	(341,277)	(3,709,690)
Net increase (decrease)	50,397	$283,884	(187,963)	$(2,144,725)

Value Equity Fund Class S
Sold	355,759	$2,675,204	893,500	$9,253,195
Issued as reinvestment of dividends	186,267	1,121,992	721,693	6,774,936
Redeemed	(1,019,690)	(7,842,529)	(1,486,214)	(15,409,677)
Net increase (decrease)	(477,664)	$(4,045,333)	128,979	$618,454

Value Equity Fund Class N
Sold	237	$1,725	184	$1,858
Issued as reinvestment of dividends	33	204	145	1,349
Redeemed	(331)	(2,388)	(57)	(578)
Net increase (decrease)	(61)	$(459)	272	$2,629

Large Cap Value Fund Class A
Sold	2,981,167	$30,340,768	6,517,757	$86,022,694
Issued as reinvestment of dividends	982,865	7,957,869	1,906,794	23,970,111
Redeemed	(7,756,066)	(82,154,691)	(9,248,283)	(122,312,234)
Net increase (decrease)	(3,792,034)	$(43,856,054)	(823,732)	$(12,319,429)

Large Cap Value Fund Class L
Sold	3,644,192	$38,689,783	4,718,099	$62,264,199
Issued as reinvestment of dividends	700,225	5,620,703	1,169,498	14,784,752
Redeemed	(6,159,656)	(63,773,304)	(18,393,065)	(243,979,914)
Net increase (decrease)	(1,815,239)	$(19,462,818)	(12,505,468)	$(166,930,963)

Large Cap Value Fund Class Y
Sold	1,316,001	$14,425,707	2,293,493	$30,587,491
Issued as reinvestment of dividends	358,429	2,886,249	702,227	8,908,642
Redeemed	(4,013,232)	(45,278,897)	(9,106,517)	(122,310,879)
Net increase (decrease)	(2,338,802)	$(27,966,941)	(6,110,797)	$(82,814,746)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Large Cap Value Fund Class S
Sold	6,906,748	$73,700,712	15,456,030	$208,898,497
Issued as reinvestment of dividends	2,038,761	16,380,780	3,450,121	43,846,670
Redeemed	(15,001,480)	(157,044,634)	(14,610,580)	(191,304,372)
Net increase (decrease)	(6,055,971)	$(66,963,142)	4,295,571	$61,440,795

Large Cap Value Fund Class N
Sold	46,501	$506,244	27,272	$358,812
Issued as reinvestment of dividends	2,734	21,877	2,500	31,075
Redeemed	(15,234)	(158,118)	(188,335)	(2,505,996)
Net increase (decrease)	34,001	$370,003	(158,563)	$(2,116,109)

Indexed Equity Fund Class A
Sold	4,042,809	$44,647,373	6,558,066	$88,784,039
Issued as reinvestment of dividends	600,941	5,129,507	282,341	3,805,951
Redeemed	(5,382,775)	(63,413,115)	(6,600,336)	(88,810,515)
Net increase (decrease)	(739,025)	$(13,636,235)	240,071	$3,779,475

Indexed Equity Fund Class L
Sold	3,826,882	$43,399,566	5,177,201	$70,248,998
Issued as reinvestment of dividends	739,807	6,319,938	373,844	5,054,366
Redeemed	(6,217,510)	(67,871,725)	(5,429,950)	(73,999,190)
Net increase (decrease)	(1,650,821)	$(18,152,221)	121,095	$1,304,174

Indexed Equity Fund Class Y
Sold	8,505,395	$99,284,652	10,905,680	$148,860,166
Issued as reinvestment of dividends	892,544	7,618,246	502,556	6,809,637
Redeemed	(10,749,629)	(127,091,944)	(17,331,067)	(237,260,819)
Net increase (decrease)	(1,351,690)	$(20,189,046)	(5,922,831)	$(81,591,016)

Indexed Equity Fund Class S
Sold	5,913,485	$67,637,315	13,264,818	$180,020,087
Issued as reinvestment of dividends	1,312,852	11,360,671	829,948	11,353,692
Redeemed	(14,972,618)	(175,586,926)	(18,933,696)	(260,849,609)
Net increase (decrease)	(7,746,281)	$(96,588,940)	(4,838,930)	$(69,475,830)

Indexed Equity Fund Class Z
Sold	16,742,598	$192,400,473	15,619,611	$217,873,051
Issued as reinvestment of dividends	1,572,682	13,441,407	733,821	10,038,670
Redeemed	(9,437,671)	(105,603,760)	(4,834,449)	(67,654,531)
Net increase (decrease)	8,877,609	$100,238,120	11,518,983	$160,257,190
Indexed Equity Fund Class N
Sold	41,319	$448,627	124,374	$1,690,164
Issued as reinvestment of dividends	6,940	59,584	3,787	50,517
Redeemed	(125,292)	(1,505,805)	(132,826)	(1,797,664)
Net increase (decrease)	(77,033)	$(997,594)	(4,665)	$(56,983)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Core Opportunities Fund Class A
Sold	982,178	$8,886,611	2,074,168	$23,128,025
Issued as reinvestment of dividends	71,784	597,644	176,164	1,921,396
Redeemed	(716,764)	(6,808,513)	(667,066)	(7,546,455)
Net increase (decrease)	337,198	$2,675,742	1,583,266	$17,502,966

Core Opportunities Fund Class L
Sold	254,348	$2,467,592	114,110	$1,299,147
Issued as reinvestment of dividends	30,200	247,194	63,649	696,739
Redeemed	(125,164)	(1,199,772)	(84,037)	(931,589)
Net increase (decrease)	159,384	$1,515,014	93,722	$1,064,297

Core Opportunities Fund Class Y
Sold	238,450	$2,474,309	269,019	$2,994,872
Issued as reinvestment of dividends	24,897	201,277	52,464	575,505
Redeemed	(182,200)	(1,889,279)	(46,129)	(513,083)
Net increase (decrease)	81,147	$786,307	275,354	$3,057,294

Core Opportunities Fund Class S
Sold	176,755	$1,737,963	54,542	$620,736
Issued as reinvestment of dividends	5,894	48,114	4,246	46,555
Redeemed	(994,916)	(7,491,868)	(5,396)	(61,470)
Net increase (decrease)	(812,267)	$(5,705,791)	53,392	$605,821

Core Opportunities Fund Class N
Sold	26,280	$258,932	-	$-
Issued as reinvestment of dividends	191	1,863	1	9
Redeemed	(24,396)	(237,785)	-	-
Net increase (decrease)	2,075	$23,010	1	$9

Blue Chip Growth Fund Class A
Sold	1,914,144	$16,891,580	2,276,462	$23,837,507
Issued - merger	-	-	4,408,209	48,269,892
Issued as reinvestment of dividends	1,143	10,978	962	10,510
Redeemed	(3,125,455)	(28,587,762)	(1,602,745)	(16,866,295)
Net increase (decrease)	(1,210,168)	$(11,685,204)	5,082,888	$55,251,614

Blue Chip Growth Fund Class L
Sold	7,406,515	$70,636,971	16,000,992	$168,182,428
Issued - merger	-	-	8,447,760	93,685,661
Issued as reinvestment of dividends	5,592	54,411	58,026	641,767
Redeemed	(13,610,957)	(122,490,127)	(11,767,340)	(123,467,330)
Net increase (decrease)	(6,198,850)	$(51,798,745)	12,739,438	$139,042,526

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class Y
Sold	2,921,475	$24,328,314	2,255,947	$24,539,956
Issued - merger	-	-	2,661,514	29,569,420
Issued as reinvestment of dividends	5,964	39,475	3,030	33,556
Redeemed	(3,655,227)	(35,450,500)	(4,655,873)	(49,648,585)
Net increase (decrease)	(727,788)	$(11,082,711)	264,618	$4,494,347

Blue Chip Growth Fund Class S
Sold	9,569,244	$77,849,593	11,334,848	$118,713,986
Issued - merger	-	-	10,976,378	122,276,847
Issued as reinvestment of dividends	44,026	288,029	39,739	441,271
Redeemed	(8,226,692)	(72,169,903)	(8,796,239)	(93,087,816)
Net increase (decrease)	1,386,578	$5,967,719	13,554,726	$148,344,288

Blue Chip Growth Fund Class N
Sold	18,211	$156,268	28,995	$302,351
Issued - merger	-	-	5,981	64,480
Issued as reinvestment of dividends	30	282	-	-
Redeemed	(210,173)	(1,672,228)	(110,348)	(1,097,725)
Net increase (decrease)	(191,932)	$(1,515,678)	(75,372)	$(730,894)

Diversified Growth Fund Class A*
Sold	51,441	$326,983	10,010	$100,100
Issued as reinvestment of dividends	261	1,338	-	-
Redeemed	(11,814)	(72,566)	-	-
Net increase (decrease)	39,888	$255,755	10,010	$100,100

Diversified Growth Fund Class L*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	39	206	-	-
Redeemed	-	-	-	-
Net increase (decrease)	39	$206	10,010	$100,100

Diversified Growth Fund Class Y*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	63	330	-	-
Redeemed	-	-	-	-
Net increase (decrease)	63	$330	10,010	$100,100

Diversified Growth Fund Class S*
Sold	1,936,242	$13,533,942	9,909,314	$99,600,100
Issued as reinvestment of dividends	56,374	297,482	-	-
Redeemed	(3,598,210)	(24,430,979)	-	-
Net increase (decrease)	(1,605,594)	$(10,599,555)	9,909,314	$99,600,100

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Diversified Growth Fund Class N*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	10,010	$100,100

Large Cap Growth Fund Class A
Sold	140,537	$1,191,977	230,202	$2,424,940
Issued as reinvestment of dividends	-	-	48,744	499,780
Redeemed	(235,984)	(1,999,428)	(424,285)	(4,557,698)
Net increase (decrease)	(95,447)	$(807,451)	(145,339)	$(1,632,978)

Large Cap Growth Fund Class L
Sold	55,653	$474,801	31,139	$341,021
Issued as reinvestment of dividends	-	-	11,050	116,404
Redeemed	(177,978)	(1,358,793)	(54,940)	(593,498)
Net increase (decrease)	(122,325)	$(883,992)	(12,751)	$(136,073)

Large Cap Growth Fund Class Y
Sold	130,013	$948,382	172,618	$1,773,541
Issued as reinvestment of dividends	6,263	38,202	96,459	1,006,541
Redeemed	(4,614)	(41,222)	(10,111)	(113,171)
Net increase (decrease)	131,662	$945,362	258,966	$2,666,911

Large Cap Growth Fund Class S
Sold	384,220	$3,244,013	479,855	$5,092,082
Issued as reinvestment of dividends	7,090	43,460	125,147	1,312,088
Redeemed	(938,106)	(8,046,626)	(456,856)	(4,804,117)
Net increase (decrease)	(546,796)	$(4,759,153)	148,146	$1,600,053

Large Cap Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	11	109
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	11	$109

Aggressive Growth Fund Class A
Sold	1,240,439	$6,829,473	4,883,372	$32,348,095
Issued as reinvestment of dividends	719,117	2,380,276	-	-
Redeemed	(7,280,877)	(44,350,224)	(5,782,987)	(37,299,970)
Net increase (decrease)	(5,321,321)	$(35,140,475)	(899,615)	$(4,951,875)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Aggressive Growth Fund Class L
Sold	4,307,467	$24,343,585	6,331,383	$41,829,514
Issued as reinvestment of dividends	926,875	3,142,109	-	-
Redeemed	(7,110,913)	(42,682,871)	(19,016,070)	(124,716,592)
Net increase (decrease)	(1,876,571)	$(15,197,177)	(12,684,687)	$(82,887,078)

Aggressive Growth Fund Class Y
Sold	588,317	$3,416,296	1,978,928	$13,362,754
Issued as reinvestment of dividends	252,348	865,552	-	-
Redeemed	(2,946,177)	(18,572,142)	(4,029,154)	(26,725,244)
Net increase (decrease)	(2,105,512)	$(14,290,294)	(2,050,226)	$(13,362,490)

Aggressive Growth Fund Class S
Sold	4,911,608	$28,389,677	15,982,319	$109,636,235
Issued as reinvestment of dividends	1,632,654	5,648,981	-	-
Redeemed	(14,936,725)	(93,661,743)	(15,760,906)	(104,044,910)
Net increase (decrease)	(8,392,463)	$(59,623,085)	221,413	$5,591,325

Aggressive Growth Fund Class N
Sold	6,084	$31,240	16,850	$106,970
Issued as reinvestment of dividends	1,375	4,428	-	-
Redeemed	(118,753)	(758,504)	(83,581)	(548,263)
Net increase (decrease)	(111,294)	$(722,836)	(66,731)	$(441,293)

NASDAQ-100 Fund Class A
Sold	1,242,732	$5,325,410	1,478,080	$7,260,870
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,387,694)	(5,968,720)	(2,071,099)	(9,684,828)
Net increase (decrease)	(144,962)	$(643,310)	(593,019)	$(2,423,958)

NASDAQ-100 Fund Class L
Sold	369,180	$1,580,251	720,811	$3,630,170
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(898,904)	(3,896,880)	(995,760)	(4,716,055)
Net increase (decrease)	(529,724)	$(2,316,629)	(274,949)	$(1,085,885)

NASDAQ-100 Fund Class Y
Sold	242,704	$1,069,726	430,685	$2,212,925
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(211,898)	(903,936)	(168,456)	(810,218)
Net increase (decrease)	30,806	$165,790	262,229	$1,402,707

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
NASDAQ-100 Fund Class S
Sold	1,871,479	$8,016,297	2,246,332	$11,388,146
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,434,164)	(10,643,395)	(1,788,536)	(8,492,466)
Net increase (decrease)	(562,685)	$(2,627,098)	457,796	$2,895,680

NASDAQ-100 Fund Class N
Sold	296	$1,286	134	$642
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(56,700)	(269,582)	(5,874)	(27,646)
Net increase (decrease)	(56,404)	$(268,296)	(5,740)	$(27,004)

Focused Value Fund Class A
Sold	1,261,296	$15,309,071	3,651,608	$69,104,378
Issued as reinvestment of dividends	691,468	8,238,025	1,763,328	28,959,389
Redeemed	(3,506,605)	(46,232,632)	(6,735,660)	(125,215,539)
Net increase (decrease)	(1,553,841)	$(22,685,536)	(1,320,724)	$(27,151,772)

Focused Value Fund Class L
Sold	1,614,174	$20,787,585	3,318,529	$62,729,257
Issued as reinvestment of dividends	511,188	6,114,624	1,210,624	20,245,922
Redeemed	(3,956,883)	(49,339,463)	(5,898,032)	(112,247,822)
Net increase (decrease)	(1,831,521)	$(22,437,254)	(1,368,879)	$(29,272,643)

Focused Value Fund Class Y
Sold	948,344	$12,120,740	2,401,513	$48,209,129
Issued as reinvestment of dividends	399,130	4,780,651	1,008,076	17,029,399
Redeemed	(2,956,968)	(39,144,651)	(3,269,006)	(64,404,562)
Net increase (decrease)	(1,609,494)	$(22,243,260)	140,583	$833,966

Focused Value Fund Class S
Sold	1,835,950	$24,195,058	5,928,952	$116,573,251
Issued as reinvestment of dividends	1,026,885	12,311,482	2,655,460	45,214,971
Redeemed	(7,949,000)	(108,150,810)	(8,265,531)	(158,374,456)
Net increase (decrease)	(5,086,165)	$(71,644,270)	318,881	$3,413,766

Focused Value Fund Class N
Sold	47,552	$525,551	96,796	$1,835,666
Issued as reinvestment of dividends	9,387	111,227	21,614	347,535
Redeemed	(50,046)	(527,433)	(90,084)	(1,673,545)
Net increase (decrease)	6,893	$109,345	28,326	$509,656

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class A
Sold	264,422	$2,201,698	1,025,782	$12,051,443
Issued as reinvestment of dividends	9,506	61,896	60,255	600,144
Redeemed	(558,878)	(4,468,001)	(153,589)	(1,765,577)
Net increase (decrease)	(284,950)	$(2,204,407)	932,448	$10,886,010

Mid-Cap Value Fund Class L
Sold	1,731,943	$14,178,131	8,663,981	$98,063,231
Issued as reinvestment of dividends	88,858	572,662	483,631	4,833,546
Redeemed	(4,378,717)	(37,872,189)	(1,686,351)	(19,743,520)
Net increase (decrease)	(2,557,916)	$(23,121,396)	7,461,261	$83,153,257

Mid-Cap Value Fund Class Y
Sold	369,224	$3,191,656	154,497	$1,798,829
Issued as reinvestment of dividends	6,697	42,632	7,308	73,107
Redeemed	(157,198)	(1,353,644)	(42,532)	(497,116)
Net increase (decrease)	218,723	$1,880,644	119,273	$1,374,820

Mid-Cap Value Fund Class S
Sold	2,292,908	$19,244,466	8,730,910	$102,474,784
Issued as reinvestment of dividends	204,239	1,311,402	844,936	8,453,409
Redeemed	(5,670,747)	(45,168,870)	(2,253,080)	(26,127,408)
Net increase (decrease)	(3,173,600)	$(24,613,002)	7,322,766	$84,800,785

Mid-Cap Value Fund Class N
Sold	1,098	$9,187	25,379	$312,702
Issued as reinvestment of dividends	58	378	226	2,258
Redeemed	(232)	(1,787)	(21,762)	(264,311)
Net increase (decrease)	924	$7,778	3,843	$50,649

Small Cap Value Equity Fund Class A
Sold	523,502	$4,258,034	1,680,780	$17,964,554
Issued as reinvestment of dividends	18,804	111,541	34,853	325,165
Redeemed	(933,652)	(7,652,953)	(365,091)	(3,800,948)
Net increase (decrease)	(391,346)	$(3,283,378)	1,350,542	$14,488,771

Small Cap Value Equity Fund Class L
Sold	1,735,130	$12,993,104	5,096,642	$54,139,885
Issued as reinvestment of dividends	77,139	454,834	98,856	924,385
Redeemed	(2,278,617)	(19,268,805)	(784,867)	(8,413,272)
Net increase (decrease)	(466,348)	$(5,820,867)	4,410,631	$46,650,998

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class Y
Sold	201,006	$1,548,686	855,903	$8,942,062
Issued as reinvestment of dividends	15,440	91,162	22,556	209,825
Redeemed	(452,866)	(3,772,665)	(100,363)	(1,055,451)
Net increase (decrease)	(236,420)	$(2,132,817)	778,096	$8,096,436

Small Cap Value Equity Fund Class S
Sold	2,518,920	$19,946,170	8,106,702	$89,212,666
Issued as reinvestment of dividends	203,888	1,200,478	212,381	1,988,468
Redeemed	(3,235,126)	(26,024,617)	(1,449,953)	(15,436,084)
Net increase (decrease)	(512,318)	$(4,877,969)	6,869,130	$75,765,050

Small Cap Value Equity Fund Class N
Sold	15,643	$130,406	22,168	$230,488
Issued as reinvestment of dividends	315	1,889	436	4,115
Redeemed	(14,396)	(121,795)	(2,154)	(21,800)
Net increase (decrease)	1,562	$10,500	20,450	$212,803

Small Company Value Fund Class A
Sold	1,594,897	$18,368,073	3,731,447	$58,650,112
Issued as reinvestment of dividends	428,403	3,793,183	1,775,639	22,792,176
Redeemed	(2,791,365)	(32,500,800)	(6,370,632)	(98,248,895)
Net increase (decrease)	(768,065)	$(10,339,544)	(863,546)	$(16,806,607)

Small Company Value Fund Class L
Sold	1,780,385	$21,245,355	3,219,273	$49,261,249
Issued as reinvestment of dividends	244,832	2,233,092	1,305,388	16,945,408
Redeemed	(4,957,307)	(59,444,124)	(6,938,662)	(111,211,623)
Net increase (decrease)	(2,932,090)	$(35,965,677)	(2,414,001)	$(45,004,966)

Small Company Value Fund Class Y
Sold	3,342,776	$40,843,575	1,764,498	$27,849,288
Issued as reinvestment of dividends	376,652	3,382,944	1,346,842	17,648,971
Redeemed	(3,303,668)	(39,824,564)	(6,487,288)	(102,579,390)
Net increase (decrease)	415,760	$4,401,955	(3,375,948)	$(57,081,131)

Small Company Value Fund Class S
Sold	6,092,036	$71,182,689	7,357,989	$120,366,602
Issued as reinvestment of dividends	935,423	8,484,437	3,151,000	41,385,986
Redeemed	(4,772,718)	(54,605,664)	(10,222,546)	(161,583,896)
Net increase (decrease)	2,254,741	$25,061,462	286,443	$168,692

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Company Value Fund Class N
Sold	25,529	$286,947	78,385	$1,235,052
Issued as reinvestment of dividends	5,943	50,951	20,423	256,494
Redeemed	(33,733)	(391,119)	(58,817)	(907,113)
Net increase (decrease)	(2,261)	$(53,221)	39,991	$584,433

Mid Cap Growth Equity Fund Class A
Sold	290,805	$2,659,168	573,884	$6,312,867
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(892,990)	(8,687,539)	(1,123,387)	(12,371,704)
Net increase (decrease)	(602,185)	$(6,028,371)	(549,503)	$(6,058,837)

Mid Cap Growth Equity Fund Class L
Sold	892,615	$7,810,705	2,107,284	$23,558,152
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,496,484)	(13,995,750)	(1,952,029)	(21,848,175)
Net increase (decrease)	(603,869)	$(6,185,045)	155,255	$1,709,977

Mid Cap Growth Equity Fund Class Y
Sold	104,165	$935,445	301,194	$3,416,575
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(76,829)	(718,190)	(1,627,009)	(18,769,498)
Net increase (decrease)	27,336	$217,255	(1,325,815)	$(15,352,923)

Mid Cap Growth Equity Fund Class S
Sold	2,796,083	$26,677,826	4,302,662	$49,291,906
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,484,232)	(32,676,550)	(3,363,247)	(38,063,961)
Net increase (decrease)	(688,149)	$(5,998,724)	939,415	$11,227,945

Mid Cap Growth Equity Fund Class N
Sold	1,744	$15,501	6,325	$67,528
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(479)	(4,042)	(307)	(3,357)
Net increase (decrease)	1,265	$11,459	6,018	$64,171

Mid Cap Growth Equity II Fund Class A
Sold	3,396,521	$41,021,640	8,579,370	$131,554,982
Issued as reinvestment of dividends	1,585,005	15,214,206	2,513,897	36,955,985
Redeemed	(5,986,702)	(74,776,139)	(6,769,903)	(103,001,876)
Net increase (decrease)	(1,005,176)	$(18,540,293)	4,323,364	$65,509,091

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity II Fund Class L
Sold	3,924,987	$46,911,365	11,283,986	$175,481,937
Issued as reinvestment of dividends	1,973,719	19,426,586	3,304,625	49,474,088
Redeemed	(11,273,257)	(134,494,241)	(15,385,620)	(238,669,388)
Net increase (decrease)	(5,374,551)	$(68,156,290)	(797,009)	$(13,713,363)

Mid Cap Growth Equity II Fund Class Y
Sold	2,041,869	$25,473,220	5,090,040	$80,568,326
Issued as reinvestment of dividends	746,013	7,407,748	1,364,628	20,650,863
Redeemed	(5,369,324)	(72,383,857)	(3,695,021)	(59,039,105)
Net increase (decrease)	(2,581,442)	$(39,502,889)	2,759,647	$42,180,084

Mid Cap Growth Equity II Fund Class S
Sold	6,364,612	$84,295,343	13,006,305	$211,472,576
Issued as reinvestment of dividends	1,567,598	15,732,764	2,378,102	36,172,526
Redeemed	(7,903,084)	(98,727,995)	(5,139,965)	(80,498,205)
Net increase (decrease)	29,126	$1,300,112	10,244,442	$167,146,897

Mid Cap Growth Equity II Fund Class N
Sold	38,086	$451,808	106,237	$1,594,322
Issued as reinvestment of dividends	9,244	86,301	23,888	345,695
Redeemed	(166,410)	(2,196,005)	(52,900)	(806,997)
Net increase (decrease)	(119,080)	$(1,657,896)	77,225	$1,133,020

Small Cap Growth Equity Fund Class A
Sold	934,015	$12,221,736	1,972,095	$33,485,769
Issued as reinvestment of dividends	-	-	568,468	9,032,136
Redeemed	(1,690,098)	(22,562,742)	(2,675,272)	(45,239,557)
Net increase (decrease)	(756,083)	$(10,341,006)	(134,709)	$(2,721,652)

Small Cap Growth Equity Fund Class L
Sold	1,561,976	$21,060,602	2,884,318	$49,162,494
Issued as reinvestment of dividends	-	-	540,232	8,763,887
Redeemed	(2,231,538)	(28,955,352)	(2,372,838)	(41,402,073)
Net increase (decrease)	(669,562)	$(7,894,750)	1,051,712	$16,524,308

Small Cap Growth Equity Fund Class Y
Sold	1,344,389	$17,927,692	1,838,690	$32,015,928
Issued as reinvestment of dividends	-	-	604,077	9,924,214
Redeemed	(1,725,575)	(23,832,346)	(3,262,524)	(57,442,820)
Net increase (decrease)	(381,186)	$(5,904,654)	(819,757)	$(15,502,678)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class S
Sold	3,420,831	$48,645,250	5,421,534	$97,042,628
Issued as reinvestment of dividends	-	-	1,671,189	27,720,799
Redeemed	(6,108,361)	(83,404,242)	(3,889,375)	(68,377,392)
Net increase (decrease)	(2,687,530)	$(34,758,992)	3,203,348	$56,386,035

Small Cap Growth Equity Fund Class N
Sold	8,744	$110,096	12,299	$205,671
Issued as reinvestment of dividends	-	-	4,673	72,834
Redeemed	(45,212)	(659,435)	(10,019)	(169,363)
Net increase (decrease)	(36,468)	$(549,339)	6,953	$109,142

Small Company Growth Fund Class A
Sold	495,037	$3,637,934	1,287,300	$14,202,335
Issued as reinvestment of dividends	28,176	239,793	515,010	5,074,201
Redeemed	(3,175,159)	(26,518,975)	(3,396,013)	(35,859,029)
Net increase (decrease)	(2,651,946)	$(22,641,248)	(1,593,703)	$(16,582,493)

Small Company Growth Fund Class L
Sold	391,956	$3,144,734	1,785,782	$19,034,568
Issued as reinvestment of dividends	18,153	157,562	358,639	3,594,466
Redeemed	(2,530,094)	(21,559,866)	(1,447,953)	(16,329,239)
Net increase (decrease)	(2,119,985)	$(18,257,570)	696,468	$6,299,795

Small Company Growth Fund Class Y
Sold	1,136,416	$9,840,691	321,504	$3,576,124
Issued as reinvestment of dividends	5,130	44,988	93,969	947,881
Redeemed	(350,567)	(2,905,866)	(1,341,271)	(15,320,760)
Net increase (decrease)	790,979	$6,979,813	(925,798)	$(10,796,755)

Small Company Growth Fund Class S
Sold	1,418,513	$9,837,107	2,336,679	$26,579,847
Issued as reinvestment of dividends	23,270	204,782	379,811	3,839,007
Redeemed	(2,603,036)	(21,017,118)	(1,503,277)	(16,826,781)
Net increase (decrease)	(1,161,253)	$(10,975,229)	1,213,213	$13,592,073

Small Company Growth Fund Class N
Sold	17,199	$138,682	9,801	$108,246
Issued as reinvestment of dividends	237	1,981	2,480	24,117
Redeemed	(29,510)	(176,290)	(48,710)	(539,077)
Net increase (decrease)	(12,074)	$(35,627)	(36,429)	$(406,714)

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Emerging Growth Fund Class A
Sold	453,144	$2,740,033	895,504	$6,383,179
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,062,350)	(5,867,104)	(841,235)	(5,610,105)
Net increase (decrease)	(609,206)	$(3,127,071)	54,269	$773,074

Emerging Growth Fund Class L
Sold	1,064,729	$6,277,810	2,796,271	$19,016,775
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,558,418)	(16,209,372)	(4,739,094)	(32,313,113)
Net increase (decrease)	(1,493,689)	$(9,931,562)	(1,942,823)	$(13,296,338)

Emerging Growth Fund Class Y
Sold	27,315	$176,248	162,180	$1,273,490
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(103,740)	(764,438)	(99,092)	(671,882)
Net increase (decrease)	(76,425)	$(588,190)	63,088	$601,608

Emerging Growth Fund Class S
Sold	1,228,048	$7,030,638	1,483,705	$11,136,186
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,063,692)	(18,533,846)	(2,708,667)	(19,086,918)
Net increase (decrease)	(1,835,644)	$(11,503,208)	(1,224,962)	$(7,950,732)

Emerging Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$-

Diversified International Fund Class A
Sold	10,155,895	$95,509,234	34,727	$389,886
Issued as reinvestment of dividends	-	-	974	10,219
Redeemed	(1,928,384)	(14,935,066)	(8,100)	(92,868)
Net increase (decrease)	8,227,511	$80,574,168	27,601	$307,237

Diversified International Fund Class L
Sold	2,158,189	$16,393,649	5,556,139	$56,500,550
Issued as reinvestment of dividends	-	-	183,186	1,927,105
Redeemed	(2,022,736)	(17,010,599)	(1,133,147)	(12,229,669)
Net increase (decrease)	135,453	$(616,950)	4,606,178	$46,197,986

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Diversified International Fund Class Y
Sold	1,022,168	$9,100,704	67,752	$754,684
Issued as reinvestment of dividends	-	-	2,886	30,348
Redeemed	-	-	-	-
Net increase (decrease)	1,022,168	$9,100,704	70,638	$785,032

Diversified International Fund Class S
Sold	5,137,957	$39,381,340	9,743,411	$102,621,359
Issued as reinvestment of dividends	-	-	398,630	4,194,543
Redeemed	(3,748,797)	(25,819,566)	(409,447)	(4,567,187)
Net increase (decrease)	1,389,160	$13,561,774	9,732,594	$102,248,715

Diversified International Fund Class N
Sold	114	$1,036	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	114	$1,036	-	$-

Overseas Fund Class A
Sold	794,652	$6,717,857	6,609,208	$88,463,939
Issued as reinvestment of dividends	3,335,677	16,883,979	3,498,741	40,787,910
Redeemed	(16,901,357)	(172,238,018)	(10,454,724)	(137,442,398)
Net increase (decrease)	(12,771,028)	$(148,636,182)	(346,775)	$(8,190,549)

Overseas Fund Class L
Sold	5,585,063	$52,594,914	10,143,069	$134,686,882
Issued as reinvestment of dividends	10,460,775	53,096,291	4,257,058	50,050,365
Redeemed	(12,894,895)	(119,921,219)	(7,667,242)	(101,871,287)
Net increase (decrease)	3,150,943	$(14,230,014)	6,732,885	$82,865,960

Overseas Fund Class Y
Sold	2,552,228	$22,830,691	4,232,731	$56,586,161
Issued as reinvestment of dividends	4,680,831	23,552,385	2,125,524	25,058,236
Redeemed	(6,922,641)	(69,321,463)	(11,262,662)	(154,005,852)
Net increase (decrease)	310,418	$(22,938,387)	(4,904,407)	$(72,361,455)

Overseas Fund Class S
Sold	5,806,809	$51,908,161	16,211,702	$221,908,147
Issued as reinvestment of dividends	14,181,504	72,685,601	6,562,437	77,619,855
Redeemed	(20,398,711)	(191,187,150)	(14,076,964)	(186,847,607)
Net increase (decrease)	(410,398)	$(66,593,388)	8,697,175	$112,680,395

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Overseas Fund Class N
Sold	22,547	$199,993	128,368	$1,732,870
Issued as reinvestment of dividends	62,345	307,222	40,985	471,091
Redeemed	(169,886)	(1,700,239)	(84,726)	(1,132,912)
Net increase (decrease)	(84,994)	$(1,193,024)	84,627	$1,071,049

Destination Retirement Income Fund Class A
Sold	2,142,392	$17,529,833	1,569,660	$16,339,911
Issued as reinvestment of dividends	437,797	3,526,987	403,937	4,073,730
Redeemed	(2,223,556)	(19,718,273)	(1,746,839)	(18,206,199)
Net increase (decrease)	356,633	$1,338,547	226,758	$2,207,442

Destination Retirement Income Fund Class L
Sold	766,505	$7,278,842	2,342,597	$24,543,330
Issued as reinvestment of dividends	613,614	5,012,944	693,791	7,029,036
Redeemed	(3,010,005)	(27,640,656)	(3,323,854)	(34,859,967)
Net increase (decrease)	(1,629,886)	$(15,348,870)	(287,466)	$(3,287,601)

Destination Retirement Income Fund Class Y
Sold	1,677,405	$15,647,107	3,091,580	$32,490,839
Issued as reinvestment of dividends	631,072	5,133,273	786,999	7,978,430
Redeemed	(4,131,162)	(39,294,798)	(6,696,134)	(71,087,764)
Net increase (decrease)	(1,822,685)	$(18,514,418)	(2,817,555)	$(30,618,495)

Destination Retirement Income Fund Class S
Sold	2,064,973	$20,123,209	748,039	$7,871,587
Issued as reinvestment of dividends	185,964	1,522,760	87,033	881,514
Redeemed	(1,190,354)	(10,750,605)	(629,728)	(6,611,020)
Net increase (decrease)	1,060,583	$10,895,364	205,344	$2,142,081

Destination Retirement Income Fund Class N
Sold	781	$6,864	1,544	$16,190
Issued as reinvestment of dividends	107	884	174	1,760
Redeemed	(1,750)	(16,493)	(1,059)	(11,120)
Net increase (decrease)	(862)	$(8,745)	659	$6,830

Destination Retirement 2010 Fund Class A
Sold	1,659,793	$15,770,809	3,385,336	$37,339,097
Issued as reinvestment of dividends	413,075	3,337,937	441,842	4,750,471
Redeemed	(3,696,218)	(35,080,432)	(2,026,287)	(22,320,711)
Net increase (decrease)	(1,623,350)	$(15,971,686)	1,800,891	$19,768,857

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Destination Retirement 2010 Fund Class L
Sold	1,511,521	$15,009,746	2,614,880	$29,116,150
Issued as reinvestment of dividends	401,979	3,268,629	365,889	3,952,159
Redeemed	(2,710,842)	(24,787,923)	(1,786,147)	(19,870,700)
Net increase (decrease)	(797,342)	$(6,509,548)	1,194,622	$13,197,609

Destination Retirement 2010 Fund Class Y
Sold	2,237,075	$21,673,904	3,432,826	$38,422,925
Issued as reinvestment of dividends	444,010	3,569,611	480,057	5,186,005
Redeemed	(4,704,213)	(46,419,730)	(1,846,491)	(20,613,397)
Net increase (decrease)	(2,023,128)	$(21,176,215)	2,066,392	$22,995,533

Destination Retirement 2010 Fund Class S
Sold	3,313,705	$33,649,707	2,821,890	$31,486,908
Issued as reinvestment of dividends	376,840	3,065,253	230,430	2,491,631
Redeemed	(2,910,544)	(27,042,564)	(1,134,251)	(12,635,808)
Net increase (decrease)	780,001	$9,672,396	1,918,069	$21,342,731

Destination Retirement 2010 Fund Class N
Sold	32,247	$306,405	61,702	$683,994
Issued as reinvestment of dividends	4,473	36,672	4,499	48,395
Redeemed	(49,919)	(399,877)	(8,514)	(95,154)
Net increase (decrease)	(13,199)	$(56,800)	57,687	$637,235

Destination Retirement 2020 Fund Class A
Sold	3,568,848	$31,743,344	6,068,638	$69,757,436
Issued as reinvestment of dividends	1,156,915	9,012,497	1,369,712	15,022,078
Redeemed	(7,599,952)	(69,072,051)	(4,188,649)	(48,128,135)
Net increase (decrease)	(2,874,189)	$(28,316,210)	3,249,701	$36,651,379

Destination Retirement 2020 Fund Class L
Sold	3,068,592	$29,009,511	5,316,382	$61,753,427
Issued as reinvestment of dividends	1,916,776	15,029,051	2,205,143	24,337,392
Redeemed	(9,093,713)	(80,394,512)	(7,201,061)	(83,387,202)
Net increase (decrease)	(4,108,345)	$(36,355,950)	320,464	$2,703,617

Destination Retirement 2020 Fund Class Y
Sold	4,200,081	$38,779,631	5,019,786	$58,336,323
Issued as reinvestment of dividends	1,030,715	7,935,502	1,086,631	11,987,143
Redeemed	(6,095,729)	(57,800,308)	(2,961,725)	(34,239,315)
Net increase (decrease)	(864,933)	$(11,085,175)	3,144,692	$36,084,151

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund Class S
Sold	4,740,756	$46,998,356	4,259,828	$49,567,537
Issued as reinvestment of dividends	951,418	7,465,397	760,555	8,400,858
Redeemed	(4,603,782)	(39,683,996)	(2,169,779)	(25,022,130)
Net increase (decrease)	1,088,392	$14,779,757	2,850,604	$32,946,265

Destination Retirement 2020 Fund Class N
Sold	20,912	$192,914	20,243	$234,540
Issued as reinvestment of dividends	4,303	33,219	2,996	32,873
Redeemed	(8,488)	(72,758)	(3,479)	(39,892)
Net increase (decrease)	16,727	$153,375	19,760	$227,521

Destination Retirement 2030 Fund Class A
Sold	3,049,538	$28,481,327	5,008,379	$62,479,651
Issued as reinvestment of dividends	1,024,971	8,331,268	1,199,548	14,109,495
Redeemed	(5,488,257)	(53,724,008)	(3,101,886)	(38,383,422)
Net increase (decrease)	(1,413,748)	$(16,911,413)	3,106,041	$38,205,724

Destination Retirement 2030 Fund Class L
Sold	2,732,426	$26,214,018	4,135,717	$51,900,649
Issued as reinvestment of dividends	1,668,898	13,682,782	1,912,389	22,648,340
Redeemed	(6,736,715)	(62,872,659)	(4,670,723)	(58,893,758)
Net increase (decrease)	(2,335,391)	$(22,975,859)	1,377,383	$15,655,231

Destination Retirement 2030 Fund Class Y
Sold	3,704,435	$34,247,689	3,621,044	$45,400,413
Issued as reinvestment of dividends	769,798	6,162,677	742,440	8,786,728
Redeemed	(3,870,866)	(38,706,103)	(2,246,554)	(28,270,816)
Net increase (decrease)	603,367	$1,704,263	2,116,930	$25,916,325

Destination Retirement 2030 Fund Class S
Sold	3,465,304	$34,843,052	3,225,599	$40,657,992
Issued as reinvestment of dividends	703,238	5,811,658	581,643	6,892,709
Redeemed	(3,678,494)	(32,090,580)	(1,444,978)	(17,972,055)
Net increase (decrease)	490,048	$8,564,130	2,362,264	$29,578,646

Destination Retirement 2030 Fund Class N
Sold	12,626	$120,602	11,141	$138,007
Issued as reinvestment of dividends	1,652	13,478	1,521	17,910
Redeemed	(13,208)	(125,656)	(1,791)	(22,634)
Net increase (decrease)	1,070	$8,424	10,871	$133,283

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Destination Retirement 2040 Fund Class A
Sold	1,921,095	$17,189,368	2,746,997	$35,274,581
Issued as reinvestment of dividends	518,729	4,232,949	580,825	6,997,570
Redeemed	(2,425,292)	(23,613,836)	(1,539,662)	(19,556,247)
Net increase (decrease)	14,532	$(2,191,519)	1,788,160	$22,715,904

Destination Retirement 2040 Fund Class L
Sold	1,890,321	$18,294,272	2,929,964	$38,014,485
Issued as reinvestment of dividends	1,080,358	8,939,136	1,314,188	15,939,923
Redeemed	(4,555,963)	(44,180,628)	(3,017,516)	(39,209,695)
Net increase (decrease)	(1,585,284)	$(16,947,220)	1,226,636	$14,744,713

Destination Retirement 2040 Fund Class Y
Sold	2,278,842	$21,551,600	2,088,789	$26,948,114
Issued as reinvestment of dividends	453,290	3,668,175	392,388	4,758,934
Redeemed	(1,959,124)	(19,854,490)	(1,013,107)	(13,154,428)
Net increase (decrease)	773,008	$5,365,285	1,468,070	$18,552,620

Destination Retirement 2040 Fund Class S
Sold	2,243,597	$21,729,242	2,129,157	$27,739,561
Issued as reinvestment of dividends	436,170	3,590,644	389,443	4,729,189
Redeemed	(2,217,982)	(20,365,468)	(1,039,361)	(13,282,072)
Net increase (decrease)	461,785	$4,954,418	1,479,239	$19,186,678

Destination Retirement 2040 Fund Class N
Sold	5,884	$55,412	5,014	$64,364
Issued as reinvestment of dividends	894	7,353	893	10,784
Redeemed	(5,475)	(55,669)	(1,921)	(24,293)
Net increase (decrease)	1,303	$7,096	3,986	$50,855

Destination Retirement 2050 Fund Class A*
Sold	132,170	$1,009,863	10,010	$100,100
Issued as reinvestment of dividends	4,908	28,667	-	-
Redeemed	(40,782)	(303,873)	-	-
Net increase (decrease)	96,296	$734,657	10,010	$100,100

Destination Retirement 2050 Fund Class L*
Sold	98,563	$783,030	10,010	$100,100
Issued as reinvestment of dividends	3,516	20,500	-	-
Redeemed	(39,548)	(291,007)	-	-
Net increase (decrease)	62,531	$512,523	10,010	$100,100

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Destination Retirement 2050 Fund Class Y*
Sold	274,188	$2,095,740	10,010	$100,100
Issued as reinvestment of dividends	11,925	69,211	-	-
Redeemed	(40,648)	(275,853)	-	-
Net increase (decrease)	245,465	$1,889,098	10,010	$100,100

Destination Retirement 2050 Fund Class S*
Sold	283,404	$2,310,761	960,010	$9,600,100
Issued as reinvestment of dividends	62,014	365,980	-	-
Redeemed	(92,904)	(717,358)	-	-
Net increase (decrease)	252,514	$1,959,383	960,010	$9,600,100

Destination Retirement 2050 Fund Class N*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	439	2,609	-	-
Redeemed	-	-	-	-
Net increase (decrease)	439	$2,609	10,010	$100,100

* Fund commenced operations on December 17, 2007

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended December 31, 2008:

Front-End Sales Charges Retained by Distributor
Diversified Value Fund	$47
Blue Chip Growth Fund	410
Aggressive Growth Fund	23
Destination Retirement 2040 Fund	201

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2008, were waived for any redemptions or exchanges subject to such a charge.

 6. Federal Income Tax Information

At December 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$244,944,054	$5,640,528	$(48,124,045)	$(42,483,517)
Strategic Balanced Fund	110,007,286	4,731,185	(20,247,182)	(15,515,997)
Diversified Value Fund	465,064,563	12,134,011	(171,316,993)	(159,182,982)
Fundamental Value Fund	947,051,069	32,751,499	(208,056,292)	(175,304,793)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Value Equity Fund	$59,125,559	$1,197,432	$(15,288,905)	$(14,091,473)
Large Cap Value Fund	844,973,372	108,327,058	(237,866,616)	(129,539,558)
Indexed Equity Fund	1,810,164,885	193,293,434	(595,656,031)	(402,362,597)
Core Opportunities Fund	40,168,005	599,809	(9,644,230)	(9,044,421)
Blue Chip Growth Fund	587,189,499	8,277,773	(155,772,878)	(147,495,105)
Diversified Growth Fund	64,245,419	594,763	(21,029,676)	(20,434,913)
Large Cap Growth Fund	29,572,703	512,100	(7,202,332)	(6,690,232)
Aggressive Growth Fund	356,358,297	747,576	(121,686,562)	(120,938,986)
NASDAQ-100 Fund	38,771,303	2,399,091	(11,450,129)	(9,051,038)
Focused Value Fund	580,415,304	10,650,364	(209,940,467)	(199,290,103)
Mid-Cap Value Fund	157,455,298	3,925,842	(61,595,813)	(57,669,971)
Small Cap Value Equity Fund	131,642,213	3,291,990	(45,538,005)	(42,246,015)
Small Company Value Fund	520,451,360	27,610,832	(153,518,562)	(125,907,730)
Mid Cap Growth Equity Fund	92,501,238	2,518,855	(22,174,731)	(19,655,876)
Mid Cap Growth Equity II Fund	1,101,421,310	48,222,773	(342,645,600)	(294,422,827)
Small Cap Growth Equity Fund	464,164,655	26,968,529	(118,634,775)	(91,666,246)
Small Company Growth Fund	66,842,872	2,534,173	(15,220,401)	(12,686,228)
Emerging Growth Fund	53,020,934	2,077,404	(11,060,544)	(8,983,140)
Diversified International Fund	232,855,095	1,491,153	(103,736,849)	(102,245,696)
Overseas Fund	713,190,505	5,302,138	(247,757,163)	(242,455,025)
Destination Retirement Income Fund	225,101,580	89,423	(51,158,642)	(51,069,219)
Destination Retirement 2010 Fund	210,794,755	81,604	(64,380,613)	(64,299,009)
Destination Retirement 2020 Fund	584,049,986	237,006	(214,603,596)	(214,366,590)
Destination Retirement 2030 Fund	460,817,130	200,609	(186,489,857)	(186,289,248)
Destination Retirement 2040 Fund	273,960,007	181,853	(112,709,872)	(112,528,019)
Destination Retirement 2050 Fund	14,918,593	6,532	(5,283,832)	(5,277,300)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Certain positions of capital loss carryovers of the Blue Chip Growth Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. At December 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016
Strategic Balanced Fund	$-	$-	$-	$-	$-	$-	$-	$10,952,805
Diversified Value Fund	-	-	-	-	-	-	-	18,365,748
Fundamental Value Fund	-	-	-	-	-	-	-	12,902,621
Value Equity Fund	-	-	-	-	-	-	-	10,675,508
Indexed Equity Fund	-	-	-	-	-	-	-	31,488,352
Core Opportunities Fund	-	-	-	-	-	-	-	7,060,291
Blue Chip Growth Fund	60,080,625	15,871,214	16,672,836	4,273,407	-	-	-	61,454,994
Diversified Growth Fund	-	-	-	-	-	-	-	19,452,916
Large Cap Growth Fund	-	-	-	-	-	-	-	4,037,968

Notes to Financial Statements (Continued)

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016
NASDAQ-100 Fund	$-	$-	$12,263,947	$7,702,832	$-	$-	$-	$-
Focused Value Fund	-	-	-	-	-	-	-	20,590,025
Mid-Cap Value Fund	-	-	-	-	-	-	-	32,556,317
Small Cap Value Equity Fund	-	-	-	-	-	-	-	26,988,988
Mid Cap Growth Equity Fund	9,306,903	35,977,324	976,172	-	-	-	-	25,389,220
Small Cap Growth Equity Fund	-	-	-	-	-	-	-	4,495,460
Small Company Growth Fund	-	-	-	-	-	-	-	18,512,910
Emerging Growth Fund	-	18,921,009	-	-	-	-	-	14,124,008
Diversified International Fund	-	-	-	-	-	-	-	12,971,562
Overseas Fund	-	-	-	-	-	-	-	13,880,303
Destination Retirement Income Fund	-	-	-	-	-	-	-	2,912,204
Destination Retirement 2010 Fund	-	-	-	-	-	-	-	5,741,609
Destination Retirement 2020 Fund	-	-	-	-	-	-	-	17,485,197
Destination Retirement 2030 Fund	-	-	-	-	-	-	-	8,374,411
Destination Retirement 2040 Fund	-	-	-	-	-	-	-	4,147,501
Destination Retirement 2050 Fund	-	-	-	-	-	-	-	31,301

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Amount
Strategic Bond Fund	$999,794
Strategic Balanced Fund	2,545,310
Diversified Value Fund	21,648,895
Fundamental Value Fund	21,787,721
Value Equity Fund	4,696,657
Large Cap Value Fund	3,970,844
Indexed Equity Fund	4,068,681
Core Opportunities Fund	4,828,093
Blue Chip Growth Fund	27,907,439
Diversified Growth Fund	6,411,317
Large Cap Growth Fund	510,908
Aggressive Growth Fund	9,317,019
NASDAQ-100 Fund	2,026,221
Focused Value Fund	11,928,932
Mid-Cap Value Fund	3,965,014
Small Cap Value Equity Fund	1,049,056
Small Company Value Fund	6,286,304
Mid Cap Growth Equity Fund	13,308,804
Mid Cap Growth Equity II Fund	30,281,990

Notes to Financial Statements (Continued)

Amount
Small Cap Growth Equity Fund	$29,945,509
Small Company Growth Fund	7,845,129
Emerging Growth Fund	4,724,845
Diversified International Fund	15,356,151
Overseas Fund	42,718,448
Destination Retirement 2010 Fund	1,390,277
Destination Retirement 2020 Fund	2,425,394
Destination Retirement 2030 Fund	1,918,158
Destination Retirement 2040 Fund	1,699,988

The following Fund(s) elected to defer to January 1, 2009, post-October currency losses:

Amount
Strategic Balanced Fund	$313,503
Large Cap Value Fund	163,405
Mid Cap Growth Equity Fund	318
Small Cap Growth Equity Fund	2,689
Diversified International Fund	1,625,295
Overseas Fund	2,725,603

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Bond Fund	$15,353,711	$2,563,435	$-
Strategic Balanced Fund	6,144,148	473,963	58,257
Diversified Value Fund	12,373,035	465,616	55,961
Fundamental Value Fund	21,874,764	8,743,965	-
Value Equity Fund	1,660,817	168,295	1,068
Large Cap Value Fund	9,143,517	23,210,217	513,744
Indexed Equity Fund	36,506,283	7,423,081	-
Core Opportunities Fund	1,226,244	-	28,202
Blue Chip Growth Fund	393,175	-	-
Diversified Growth Fund	281,329	-	18,027
Large Cap Growth Fund	23,917	-	57,745
Aggressive Growth Fund	-	12,041,346	-
Focused Value Fund	6,823,957	24,729,783	2,269
Mid-Cap Value Fund	1,704,873	7,452	276,645
Small Cap Value Equity Fund	1,790,589	13,664	60,228
Small Company Value Fund	634,758	17,311,474	-
Mid Cap Growth Equity II Fund	3,317,876	54,550,885	-
Small Company Growth Fund	5,602	644,413	-
Overseas Fund	42,653,488	21,936,073	101,940,494
Destination Retirement Income Fund	10,009,516	3,820,440	1,373,357
Destination Retirement 2010 Fund	6,673,024	4,594,925	2,016,269

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Destination Retirement 2020 Fund	$15,561,345	$17,423,790	$6,497,513
Destination Retirement 2030 Fund	9,757,077	18,905,090	5,347,458
Destination Retirement 2040 Fund	5,572,297	11,288,976	3,586,608
Destination Retirement 2050 Fund	275,601	-	211,366

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$13,799,718	$-	$-	$-
Strategic Balanced Fund	6,686,412	9,612,317	-	-
Diversified Value Fund	15,598,241	21,406,784	-	-
Fundamental Value Fund	44,676,176	101,069,520	-	-
Value Equity Fund	7,537,170	3,858,506	-	-
Large Cap Value Fund	13,882,657	77,658,593	-	-
Indexed Equity Fund	36,975,669	137,171	-	-
Core Opportunities Fund	3,413,943	748,565	-	-
Blue Chip Growth Fund	1,127,104	-	-	-
Large Cap Growth Fund	156,160	3,170,511	-	57,772
Focused Value Fund	31,657,889	80,139,379	-	-
Mid-Cap Value Fund	13,945,932	16,532	-	-
Small Cap Value Equity Fund	3,554,825	132,164	-	-
Small Company Value Fund	18,265,588	80,791,407	-	-
Mid Cap Growth Equity II Fund	22,146,970	16,532	-	-
Small Cap Growth Equity Fund	6,287,617	49,149,645	-	92,808
Small Company Growth Fund	6,546,166	8,054,125	-	-
Diversified International Fund	6,607,966	389	-	-
Overseas Fund	29,611,723	164,380,674	-	-
Destination Retirement Income Fund	11,176,774	8,795,429	-	-
Destination Retirement 2010 Fund	10,027,929	6,407,817	-	-
Destination Retirement 2020 Fund	21,993,833	37,799,304	-	-
Destination Retirement 2030 Fund	13,288,540	39,178,779	-	-
Destination Retirement 2040 Fund	8,028,741	24,422,758	-	-

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2008:

Amount
Overseas Fund	$2,704,663

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.

Notes to Financial Statements (Continued)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$962,294	$-	$(1,021,380)	$(42,410,386)
Strategic Balanced Fund	-	(10,952,805)	(2,875,575)	(14,643,663)
Diversified Value Fund	-	(18,365,748)	(21,687,679)	(159,182,982)
Fundamental Value Fund	19,028	(12,902,621)	(21,882,374)	(175,304,793)
Value Equity Fund	-	(10,675,508)	(4,705,044)	(14,091,473)
Large Cap Value Fund	-	-	(4,253,541)	(129,535,936)
Indexed Equity Fund	35,623	(31,488,352)	(4,261,265)	(402,362,598)
Core Opportunities Fund	-	(7,060,291)	(4,831,174)	(9,044,421)
Blue Chip Growth Fund	99,400	(158,353,076)	(27,953,317)	(147,492,075)
Diversified Growth Fund	-	(19,452,916)	(6,414,397)	(20,434,913)
Large Cap Growth Fund	-	(4,037,968)	(514,636)	(6,690,232)
Aggressive Growth Fund	-	41,407	(9,361,946)	(120,938,986)
NASDAQ-100 Fund	-	(19,966,779)	(2,032,193)	(9,051,038)
Focused Value Fund	-	(20,590,025)	(12,002,476)	(199,290,103)
Mid-Cap Value Fund	-	(32,556,317)	(3,974,210)	(57,669,971)
Small Cap Value Equity Fund	-	(26,988,988)	(1,056,601)	(42,246,014)
Small Company Value Fund	210,905	-	(6,337,581)	(125,907,730)
Mid Cap Growth Equity Fund	-	(71,649,619)	(13,325,394)	(19,655,913)
Mid Cap Growth Equity II Fund	-	-	(30,393,204)	(294,426,286)
Small Cap Growth Equity Fund	-	(4,495,460)	(30,005,226)	(91,678,330)
Small Company Growth Fund	-	(18,512,910)	(7,857,237)	(12,686,229)
Emerging Growth Fund	-	(33,045,017)	(4,735,831)	(8,983,140)
Diversified International Fund	-	(12,971,562)	(16,991,145)	(102,272,595)
Overseas Fund	-	(13,880,303)	(45,533,197)	(244,193,711)
Destination Retirement Income Fund	-	(2,912,204)	(19,811)	(51,069,219)
Destination Retirement 2010 Fund	-	(5,741,609)	(1,404,287)	(64,299,009)
Destination Retirement 2020 Fund	-	(17,485,197)	(2,469,858)	(214,366,590)
Destination Retirement 2030 Fund	-	(8,374,411)	(1,951,111)	(186,289,248)
Destination Retirement 2040 Fund	-	(4,147,501)	(1,718,934)	(112,528,019)
Destination Retirement 2050 Fund	-	(31,301)	(404)	(5,277,300)

During the year ended December 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Investment Income (Loss )
Strategic Bond Fund	$613,207	$(236,479)	$(376,728)
Strategic Balanced Fund	136,456	(303,962)	167,506
Diversified Value Fund	-	42,030	(42,030)
Large Cap Value Fund	117	150,182	(150,299)
Indexed Equity Fund	120	643,687	(643,807)
Core Opportunities Fund	-	25,590	(25,590)
Blue Chip Growth Fund	-	172,521	(172,521)
Diversified Growth Fund	(1,130)	19,639	(18,509)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Investment Income (Loss )
Aggressive Growth Fund	$(2,024,684)	$3,224	$2,021,460
NASDAQ-100 Fund	(161,024)	6,787	154,237
Focused Value Fund	-	4,422,065	(4,422,065)
Mid-Cap Value Fund	-	11,170	(11,170)
Small Cap Value Equity Fund	13,649	289,707	(303,356)
Small Company Value Fund	1	549,183	(549,184)
Mid Cap Growth Equity Fund	(484,498)	87,370	397,128
Mid Cap Growth Equity II Fund	(7,260,781)	2,220,857	5,039,924
Small Cap Growth Equity Fund	(356,928)	43,231	313,697
Small Company Growth Fund	(616,494)	27,998	588,496
Emerging Growth Fund	(490,716)	(8,671)	499,387
Diversified International Fund	(653,746)	5,727,808	(5,074,062)
Overseas Fund	(1)	(13,084,503)	13,084,504
Destination Retirement Income Fund	1	(356,607)	356,606
Destination Retirement 2010 Fund	-	(308,576)	308,576
Destination Retirement 2020 Fund	-	(714,763)	714,763
Destination Retirement 2030 Fund	-	(445,187)	445,187
Destination Retirement 2040 Fund	-	(251,164)	251,164
Destination Retirement 2050 Fund	-	(12,596)	12,596

The Funds are subject to the provisions of FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

 7. Investment in Affiliated Issuers

A summary of the Funds' transactions in the securities of these issuers during the year ended December 31, 2008, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement Income Fund
Aggressive Growth Fund, Class S	371,509	208,719	147,467	432,761	$1,618,526	$-	$83,006
Blue Chip Growth Fund, Class S	169,453	71,510	58,082	182,881	1,168,611	2,865	-
Capital Appreciation Fund, Class S*	151,679	39,752	68,110	123,321	838,581	1,032	-
Core Bond Fund, Class S*	3,690,915	524,102	1,679,887	2,535,130	25,351,300	1,427,634	226,998
Discovery Value Fund, Class S*	-	65,752	18,846	46,906	274,871	1,853	-
Diversified Bond Fund, Class S*	2,570,587	1,001,030	807,418	2,764,199	26,232,249	1,618,411	63,294
Diversified Growth Fund, Class S	407,555	157,148	118,378	446,325	2,307,502	16,039	10
Diversified International Fund, Class S	428,536	391,573	165,306	654,803	3,260,919	-	-
Diversified Value Fund, Class S	264,333	70,239	96,036	238,536	1,633,973	66,670	5,247
Emerging Growth Fund, Class S	86,325	62,383	44,266	104,442	454,321	-	-

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement Income Fund(Continued)
Enhanced Index Growth Fund, Class S*	772,436	723,986	363,214	1,133,208	$6,912,566	$88,917	$-
Enhanced Index Value Fund, Class S*	902,460	331,004	266,831	966,633	7,491,407	269,274	-
Focused International Fund, Class S*	-	76,209	23,371	52,838	467,090	5,835	-
Focused Value Fund, Class S	447,641	102,921	218,810	331,752	2,965,860	61,620	160,855
Fundamental Value Fund, Class S	396,003	97,040	117,729	375,314	2,826,116	71,940	47,163
High Yield Fund, Class S*	-	529,442	74,612	454,830	3,142,872	384,658	-
Inflation-Protected Bond Fund, Class S*	3,870,690	439,119	1,530,181	2,779,628	26,100,708	1,988,489	-
International Bond Fund, Class S*	-	897,510	203,261	694,249	6,574,542	768,073	-
International Equity Fund, Class S*	237,951	104,381	76,062	266,270	2,452,344	8,693	187,881
Large Cap Value Fund, Class S	134,204	127,212	58,060	203,356	1,482,468	24,127	45,279
Main Street Small Cap Fund, Class S*	427,582	175,316	255,711	347,187	2,201,165	13,553	-
Mid Cap Growth Equity Fund, Class S	125,251	80,969	49,827	156,393	975,891	-	-
Mid Cap Growth Equity II Fund, Class S	139,428	51,152	48,206	142,374	1,208,752	-	78,692
Mid-Cap Value Fund, Class S	371,991	40,658	138,790	273,859	1,760,910	38,095	153
Money Market Fund, Class S*	12,215,470	1,988,772	6,260,846	7,943,396	7,943,396	248,420	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	182,646	-	182,646	568,029	52,832	-
Oppenheimer Real Estate Fund, Class Y**	-	67,712	-	67,712	795,616	1,953	-
Overseas Fund, Class S	878,201	708,141	280,275	1,306,067	6,190,758	502,792	289,462
Short-Duration Bond Fund, Class S*	3,155,915	438,675	1,119,183	2,475,407	23,491,611	1,185,353	-
Small Cap Core Equity Fund, Class S***	204,486	4,846	209,332	-	-	1,191	-
Small Cap Growth Equity Fund, Class S	44,716	49,501	24,736	69,481	704,538	-	-
Small Cap Value Equity Fund, Class S	177,345	64,726	60,987	181,084	1,111,859	23,531	603
Small Company Growth Fund, Class S	154,731	54,477	54,653	154,555	880,965	-	8,484
Small Company Value Fund, Class S	101,249	63,017	51,395	112,871	1,001,170	2,761	46,608
Strategic Emerging Markets Fund Class S*	-	133,489	-	133,489	1,349,579	216	-
Strategic Income Fund, Class S*	1,027,607	21,235	1,048,842	-	-	-	-
Value Fund, Class S*	31,669	8,143	9,874	29,938	291,296	7,343	-
					$174,032,361	$8,884,170	$1,243,735

MassMutual Select Destination Retirement 2010 Fund
Aggressive Growth Fund, Class S	719,370	253,472	372,208	600,634	$2,246,370	$-	$114,158
Blue Chip Growth Fund, Class S	426,020	75,188	145,534	355,674	2,272,757	5,608	-
Capital Appreciation Fund, Class S*	176,285	120,390	121,887	174,788	1,188,562	1,447	-
Core Bond Fund, Class S*	2,726,298	296,533	1,363,498	1,659,333	16,593,333	926,382	147,345
Discovery Value Fund, Class S*	-	115,482	33,393	82,089	481,042	3,208	-
Diversified Bond Fund, Class S*	2,240,213	792,985	958,410	2,074,788	19,689,739	1,205,873	47,202
Diversified Growth Fund, Class S	755,467	188,138	251,766	691,839	3,576,806	24,945	19
Diversified International Fund, Class S	712,864	367,597	276,236	804,225	4,005,038	-	-
Diversified Value Fund, Class S	318,949	101,962	77,469	343,442	2,352,579	95,115	8,332
Emerging Growth Fund, Class S	116,083	92,316	75,204	133,195	579,397	-	-
Enhanced Index Growth Fund, Class S*	1,650,173	321,055	705,229	1,265,999	7,722,594	98,351	-
Enhanced Index Value Fund, Class S*	1,739,219	358,775	867,885	1,230,109	9,533,343	339,365	-
Focused International Fund, Class S*	-	53,055	16,536	36,519	322,831	4,012	-
Focused Value Fund, Class S	426,118	107,864	249,186	284,796	2,546,073	52,352	161,217
Fundamental Value Fund, Class S	517,395	226,331	217,813	525,913	3,960,128	99,904	76,776
High Yield Fund, Class S*	-	332,573	56,123	276,450	1,910,268	232,122	-
Inflation-Protected Bond Fund, Class S*	2,668,231	337,264	1,260,451	1,745,044	16,385,962	1,238,160	-
International Bond Fund, Class S*	-	397,450	137,764	259,686	2,459,225	284,366	-
International Equity Fund, Class S*	376,642	152,018	139,399	389,261	3,585,093	12,557	271,058
Large Cap Value Fund, Class S	308,302	87,210	110,552	284,960	2,077,358	33,460	68,449
Main Street Small Cap Fund, Class S*	501,706	461,850	295,752	667,804	4,233,877	25,795	-
Mid Cap Growth Equity Fund, Class S	249,343	183,676	120,510	312,509	1,950,057	-	-

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement 2010 Fund(Continued)
Mid Cap Growth Equity II Fund, Class S	298,999	98,397	113,526	283,870	$2,410,054	$-	$175,295
Mid-Cap Value Fund, Class S	722,865	133,009	333,416	522,458	3,359,403	72,318	300
Money Market Fund, Class S*	7,147,174	1,706,630	5,286,493	3,567,311	3,567,311	130,631	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	180,757	-	180,757	562,155	51,957	-
Oppenheimer Real Estate Fund, Class Y**	-	64,849	-	64,849	761,970	3,284	-
Overseas Fund, Class S	1,278,338	1,245,706	545,252	1,978,792	9,379,475	764,454	497,859
Short-Duration Bond Fund, Class S*	1,942,833	183,267	1,003,885	1,122,215	10,649,821	532,791	-
Small Cap Core Equity Fund, Class S***	231,279	31,300	262,579	-	-	1,921	-
Small Cap Growth Equity Fund, Class S	58,201	70,617	37,746	91,072	923,475	-	-
Small Cap Value Equity Fund, Class S	208,531	92,877	93,555	207,853	1,276,220	26,798	809
Small Company Growth Fund, Class S	179,361	82,520	78,133	183,748	1,047,364	-	11,239
Small Company Value Fund, Class S	124,159	92,317	76,454	140,022	1,241,993	3,390	60,322
Strategic Emerging Markets Fund Class S*	-	121,818	-	121,818	1,231,584	198	-
Strategic Income Fund, Class S*	577,855	5,617	583,472	-	-	-	-
Value Fund, Class S*	45,845	14,561	18,013	42,393	412,489	10,289	-
					$146,495,746	$6,281,053	$1,640,380

MassMutual Select Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	3,605,163	676,256	1,394,940	2,886,479	$10,795,430	$-	$545,129
Blue Chip Growth Fund, Class S	1,404,503	350,504	432,230	1,322,777	8,452,543	20,852	-
Capital Appreciation Fund, Class S*	1,212,871	249,069	639,538	822,402	5,592,331	6,797	-
Core Bond Fund, Class S*	4,408,874	406,151	2,679,005	2,136,020	21,360,201	1,369,562	217,414
Discovery Value Fund, Class S*	-	137,279	36,127	101,152	592,749	3,958	-
Diversified Bond Fund, Class S*	3,580,733	1,175,658	1,556,063	3,200,328	30,371,112	1,968,489	77,072
Diversified Growth Fund, Class S	2,753,479	674,518	737,872	2,690,125	13,907,948	91,807	72
Diversified International Fund, Class S	2,572,641	1,190,736	861,764	2,901,613	14,450,033	-	-
Diversified Value Fund, Class S	1,638,430	336,534	356,635	1,618,329	11,085,551	447,564	39,057
Emerging Growth Fund, Class S	353,043	404,972	194,182	563,833	2,452,675	-	-
Enhanced Index Growth Fund, Class S*	4,503,985	1,405,839	1,450,370	4,459,454	27,202,671	336,591	-
Enhanced Index Value Fund, Class S*	4,058,911	621,328	1,064,680	3,615,559	28,020,579	996,009	-
Focused International Fund, Class S*	-	259,747	66,194	193,553	1,711,006	21,215	-
Focused Value Fund, Class S	1,029,220	189,010	458,374	759,856	6,793,116	139,474	434,019
Fundamental Value Fund, Class S	2,788,639	525,448	833,049	2,481,038	18,682,220	470,682	367,652
High Yield Fund, Class S*	-	773,700	70,451	703,249	4,859,448	591,579	-
Inflation-Protected Bond Fund, Class S*	4,443,322	398,515	2,342,961	2,498,876	23,464,448	1,866,491	-
International Bond Fund, Class S*	-	863,796	204,866	658,930	6,240,069	720,690	-
International Equity Fund, Class S*	1,512,072	439,599	433,001	1,518,670	13,986,947	48,922	1,050,203
Large Cap Value Fund, Class S	1,658,132	284,547	595,741	1,346,938	9,819,178	157,927	324,261
Main Street Small Cap Fund, Class S*	2,454,912	1,418,217	1,057,996	2,815,133	17,847,940	108,701	-
Mid Cap Growth Equity Fund, Class S	1,295,351	326,109	497,538	1,123,922	7,013,274	-	-
Mid Cap Growth Equity II Fund, Class S	1,555,181	263,562	851,373	967,370	8,212,976	-	573,143
Mid-Cap Value Fund, Class S	3,268,360	414,114	1,542,808	2,139,666	13,758,052	289,599	1,276
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	562,080	-	562,080	1,748,070	161,597	-
Oppenheimer Real Estate Fund, Class Y**	-	200,366	4,077	196,289	2,306,391	11,804	-
Overseas Fund, Class S	4,824,752	3,295,077	1,444,588	6,675,241	31,640,640	2,477,104	1,644,273
Short-Duration Bond Fund, Class S*	2,074,877	830,553	2,147,008	758,422	7,197,423	421,607	-
Small Cap Core Equity Fund, Class S***	1,093,170	64,978	1,158,148	-	-	11,136	-
Small Cap Growth Equity Fund, Class S	153,432	183,245	90,440	246,237	2,496,842	-	-
Small Cap Value Equity Fund, Class S	455,048	375,155	208,836	621,367	3,815,192	72,104	2,179
Small Company Growth Fund, Class S	482,762	405,797	174,429	714,130	4,070,541	-	30,254
Small Company Value Fund, Class S	314,944	282,550	171,325	426,169	3,780,123	9,279	164,246

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement 2020 Fund(Continued)
Strategic Emerging Markets Fund Class S*	-	396,511	-	396,511	$4,008,729	$527	$-
Strategic Income Fund, Class S*	971,251	7,201	978,452	-	-	-	-
Value Fund, Class S*	246,855	41,150	87,908	200,097	1,946,948	48,487	-
					$369,683,396	$12,870,554	$5,470,250

MassMutual Select Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	4,544,739	662,053	2,037,315	3,169,477	$11,853,843	$-	$595,558
Blue Chip Growth Fund, Class S	2,542,156	337,109	635,637	2,243,628	14,336,786	35,218	-
Capital Appreciation Fund, Class S*	1,331,772	199,914	648,371	883,315	6,006,540	7,291	-
Core Bond Fund, Class S*	970,021	362,658	857,974	474,705	4,747,053	262,114	40,959
Discovery Value Fund, Class S*	-	365,755	74,364	291,391	1,707,551	11,358	-
Diversified Bond Fund, Class S*	992,672	417,618	321,938	1,088,352	10,328,457	631,155	24,551
Diversified Growth Fund, Class S	2,823,062	539,220	639,910	2,722,372	14,074,666	97,702	74
Diversified International Fund, Class S	2,506,171	939,105	771,460	2,673,816	13,315,603	-	-
Diversified Value Fund, Class S	2,067,820	368,348	743,221	1,692,947	11,596,687	467,631	40,911
Emerging Growth Fund, Class S	2,326,743	113,568	1,090,193	1,350,118	5,873,015	-	-
Enhanced Index Growth Fund, Class S*	2,532,720	318,716	1,045,871	1,805,565	11,013,945	139,913	-
Enhanced Index Value Fund, Class S*	2,213,380	670,530	693,014	2,190,896	16,979,441	602,718	-
Focused International Fund, Class S*	-	344,251	75,077	269,174	2,379,497	29,494	-
Focused Value Fund, Class S	685,811	124,744	238,341	572,214	5,115,590	104,874	326,563
Fundamental Value Fund, Class S	3,572,210	434,038	1,392,082	2,614,166	19,684,669	495,287	383,727
High Yield Fund, Class S*	-	422,430	29,402	393,028	2,715,825	330,089	-
Inflation-Protected Bond Fund, Class S*	1,601,781	193,158	894,719	900,220	8,453,069	637,723	-
International Bond Fund, Class S*	-	546,036	126,510	419,526	3,972,907	458,450	-
International Equity Fund, Class S*	1,504,119	388,342	404,372	1,488,089	13,705,302	47,851	1,024,432
Large Cap Value Fund, Class S	2,109,430	271,918	931,214	1,450,134	10,571,473	169,836	342,736
Main Street Small Cap Fund, Class S*	1,751,065	677,857	585,691	1,843,231	11,686,084	70,922	-
Mid Cap Growth Equity Fund, Class S	315,209	1,071,530	282,785	1,103,954	6,888,674	-	-
Mid Cap Growth Equity II Fund, Class S	1,150,029	204,427	345,747	1,008,709	8,563,937	-	606,784
Mid-Cap Value Fund, Class S	2,105,642	392,729	785,115	1,713,256	11,016,235	237,099	1,007
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	273,095	-	273,095	849,327	77,826	-
Oppenheimer Real Estate Fund, Class Y**	-	107,884	-	107,884	1,267,640	10,473	-
Overseas Fund, Class S	4,464,399	2,182,265	1,382,731	5,263,933	24,951,041	2,025,716	1,310,742
Short-Duration Bond Fund, Class S*	207,538	218,191	243,639	182,090	1,728,034	86,262	-
Small Cap Core Equity Fund, Class S***	305,293	108,093	413,386	-	-	2,590	-
Small Cap Growth Equity Fund, Class S	111,645	207,364	105,667	213,342	2,163,284	-	-
Small Cap Value Equity Fund, Class S	645,978	397,260	272,791	770,447	4,730,546	99,045	2,865
Small Company Growth Fund, Class S	295,992	254,913	113,517	437,388	2,493,112	-	15,758
Small Company Value Fund, Class S	618,074	136,179	230,185	524,068	4,648,486	12,660	220,396
Strategic Emerging Markets Fund Class S*	-	299,469	-	299,469	3,027,629	486	-
Strategic Income Fund, Class S*	509,986	19,656	529,642	-	-	-	-
Value Fund, Class S*	306,168	38,042	130,239	213,971	2,081,934	51,787	-
					$274,527,882	$7,203,570	$4,937,063

MassMutual Select Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	2,976,289	492,704	1,362,885	2,106,108	$7,876,843	$-	$392,308
Blue Chip Growth Fund, Class S	1,106,881	282,794	292,405	1,097,270	7,011,556	17,083	-
Capital Appreciation Fund, Class S*	734,991	131,042	273,482	592,551	4,029,347	4,869	-
Core Bond Fund, Class S*	304,908	116,677	315,010	106,575	1,065,746	15,670	2,100
Discovery Value Fund, Class S*	-	221,862	42,578	179,284	1,050,605	6,960	-
Diversified Bond Fund, Class S*	309,072	171,163	253,680	226,555	2,150,009	56,026	2,110

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement 2040 Fund(Continued)
Diversified Growth Fund, Class S	1,709,742	381,142	385,621	1,705,263	$8,816,207	$60,809	$45
Diversified International Fund, Class S	1,482,019	738,491	599,606	1,620,904	8,072,101	-	-
Diversified Value Fund, Class S	1,375,819	288,028	554,629	1,109,218	7,598,141	324,638	26,600
Emerging Growth Fund, Class S	1,216,824	172,395	640,713	748,506	3,256,003	-	-
Enhanced Index Growth Fund, Class S*	1,596,045	392,082	578,646	1,409,481	8,597,832	114,744	-
Enhanced Index Value Fund, Class S*	1,362,589	293,506	440,909	1,215,186	9,417,690	358,496	-
Focused International Fund, Class S*	-	157,174	35,063	122,111	1,079,463	13,376	-
Focused Value Fund, Class S	346,887	96,237	92,141	350,983	3,137,789	64,078	188,589
Fundamental Value Fund, Class S	2,316,670	343,077	970,643	1,689,104	12,718,954	338,628	249,384
High Yield Fund, Class S*	-	320,494	19,631	300,863	2,078,962	252,070	-
Inflation-Protected Bond Fund, Class S*	508,664	78,211	488,680	98,195	922,051	45,327	-
International Bond Fund, Class S*	-	416,745	105,748	310,997	2,945,138	306,067	-
International Equity Fund, Class S*	903,431	261,757	304,101	861,087	7,930,614	27,532	583,328
Large Cap Value Fund, Class S	1,390,829	205,141	625,086	970,884	7,077,743	113,231	224,652
Main Street Small Cap Fund, Class S*	815,756	680,201	368,822	1,127,135	7,146,039	43,153	-
Mid Cap Growth Equity Fund, Class S	162,455	587,731	144,704	605,482	3,778,205	-	-
Mid Cap Growth Equity II Fund, Class S	555,973	165,144	168,040	553,077	4,695,621	-	323,008
Mid-Cap Value Fund, Class S	1,370,247	183,023	658,004	895,266	5,756,563	130,795	579
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	295,992	-	295,992	920,535	85,062	-
Oppenheimer Real Estate Fund, Class Y**	-	116,450	542	115,908	1,361,921	6,302	-
Overseas Fund, Class S	2,709,419	1,675,177	843,462	3,541,134	16,784,975	1,356,760	880,516
Short-Duration Bond Fund, Class S*	-	363,056	254,201	108,855	1,033,035	1,611	-
Small Cap Core Equity Fund, Class S***	163,352	58,793	222,145	-	-	2,200	-
Small Cap Growth Equity Fund, Class S	64,912	208,080	81,484	191,508	1,941,890	-	-
Small Cap Value Equity Fund, Class S	505,524	120,219	165,759	459,984	2,824,300	58,876	1,653
Small Company Growth Fund, Class S	163,263	172,913	70,178	265,998	1,516,187	-	8,210
Small Company Value Fund, Class S	460,213	58,790	205,693	313,310	2,779,055	7,539	129,272
Strategic Emerging Markets Fund Class S*	-	324,997	61,311	263,686	2,665,866	527	-
Strategic Income Fund, Class S*	422,406	10,933	433,339	-	-	-	-
Value Fund, Class S*	209,047	28,990	94,666	143,371	1,395,002	34,554	-
					$161,431,988	$3,846,983	$3,012,354

MassMutual Select Destination Retirement 2050 Fund
Aggressive Growth Fund, Class S	116,269	63,250	59,664	119,855	$448,256	$-	21,598
Blue Chip Growth Fund, Class S	-	115,455	10,746	104,709	669,092	1,584	-
Capital Appreciation Fund, Class S*	69,118	16,802	50,354	35,566	241,847	289	-
Core Bond Fund, Class S*	9,553	6,243	7,490	8,306	83,062	4,502	683
Discovery Value Fund, Class S*	-	11,757	1,062	10,695	62,671	410	-
Diversified Bond Fund, Class S*	9,715	6,293	6,895	9,113	86,480	5,153	193
Diversified Growth Fund, Class S	-	51,933	4,148	47,785	247,051	1,658	1
Diversified International Fund, Class S	50,003	68,475	9,584	108,894	542,292	-	-
Diversified Value Fund, Class S	45,901	36,006	12,825	69,082	473,214	18,829	1,294
Emerging Growth Fund, Class S	-	21,136	2,946	18,190	79,128	-	-
Enhanced Index Growth Fund, Class S*	85,577	46,157	33,805	97,929	597,367	7,473	-
Enhanced Index Value Fund, Class S*	44,898	42,900	10,130	77,668	601,929	21,043	-
Focused International Fund, Class S*	-	5,445	709	4,736	41,867	517	-
Focused Value Fund, Class S	11,583	11,140	2,320	20,403	182,407	3,679	9,088
Fundamental Value Fund, Class S	76,190	49,390	20,890	104,690	788,319	19,519	11,983
High Yield Fund, Class S*	-	13,311	825	12,486	86,281	10,349	-
Inflation-Protected Bond Fund, Class S*	15,854	6,545	12,387	10,012	94,012	6,933	-
International Bond Fund, Class S*	-	15,150	1,476	13,674	129,496	14,850	-
International Equity Fund, Class S*	30,998	32,050	4,588	58,460	538,419	1,847	38,465

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
MassMutual Select Destination Retirement 2050 Fund(Continued)
Large Cap Value Fund, Class S	46,211	28,119	16,477	57,853	$421,752	$6,670	$11,815
Main Street Small Cap Fund, Class S*	27,542	63,459	18,070	72,931	462,383	2,762	-
Mid Cap Growth Equity Fund, Class S	5,436	34,221	3,302	36,355	226,857	-	-
Mid Cap Growth Equity II Fund, Class S	18,639	18,112	3,637	33,114	281,136	-	16,884
Mid-Cap Value Fund, Class S	46,431	27,191	17,309	56,313	362,092	7,538	28
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	9,224	-	9,224	28,688	2,545	-
Oppenheimer Real Estate Fund, Class Y**	-	4,256	-	4,256	50,013	266	-
Overseas Fund, Class S	90,310	135,204	13,288	212,226	1,005,950	78,202	40,377
Short-Duration Bond Fund, Class S*	-	11,436	5,134	6,302	59,808	2,944	-
Small Cap Core Equity Fund, Class S***	5,415	9,790	15,205	-	-	199	-
Small Cap Growth Equity Fund, Class S	21,101	4,145	17,044	8,202	83,164	-	-
Small Cap Value Equity Fund, Class S	17,373	13,825	4,018	27,180	166,882	3,432	80
Small Company Growth Fund, Class S	6,079	25,352	3,357	28,074	160,024	-	1,463
Small Company Value Fund, Class S	15,665	7,859	5,809	17,715	157,131	421	6,712
Strategic Emerging Markets Fund Class S*	-	9,751	-	9,751	98,580	16	-
Strategic Income Fund, Class S*	13,265	854	14,119	-	-	-	-
Value Fund, Class S*	6,878	4,104	2,386	8,596	83,643	2,048	-
					$9,641,293	$225,678	$160,664

* MassMutual Premier Fund.
** Fund advised by OppenheimerFunds, Inc.
*** The Fund was dissolved effective April 30, 2008.

 8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

 9. Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in structured securities of issuers backed by mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

10. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

11. Proxy Voting (Unaudited)

A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at

Notes to Financial Statements (Continued)

http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

12. Quarterly Reporting (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

13. Trustees' Approval of Investment Advisory Contracts (Unaudited)

At a meeting held on August 12, 2008, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or Sub-Advisers (the "Independent Trustees"), approved (i) the termination of the Sub-Advisory Agreement ("Prior Sub-Advisory Agreement") with Delaware Management Company ("DMC") and the approval of a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") with Essex Investment Management Company, LLC ("Essex") as co-sub-adviser for the Emerging Growth Fund; (ii) the termination of the Prior Sub-Advisory Agreement with Mazama Capital Management, Inc. ("Mazama") and the approval of a New Sub-Advisory Agreement with The Boston Company Asset Management, LLC ("The Boston Company") as co-sub-adviser for the Small Company Growth Fund; (iii) the termination of the Prior Sub-Advisory Agreement with ClearBridge Advisors, LLC ("ClearBridge") and the approval of a New Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. ("J.P. Morgan") as co-sub-adviser for the Strategic Balanced Fund; and (iv) the approval of a New Sub-Advisory Agreement with AllianceBernstein L.P. ("AllianceBernstein") to add AllianceBernstein as a co-sub-adviser for the Overseas Fund.

With respect to the Emerging Growth Fund, after arriving at the decision to replace DMC as co-sub-adviser of the Fund, the Trustees determined that it would be appropriate to find another sub-adviser that could be expected to produce more consistent returns and better complement the Fund's other Sub-Adviser, Insight Capital Research & Management, Inc. After careful consideration, the Trustees determined that Essex's successful and consistent application of its approach to investing in emerging growth companies provided the best opportunity for the Fund.

With respect to the Small Company Growth Fund, after arriving at the decision to replace Mazama as co-sub-adviser of the Fund, the Trustees determined that it would be appropriate to find another sub-adviser who could be expected to produce more consistent returns and better complement the Fund's other sub-adviser, Eagle Asset Management, Inc. After careful consideration, the Trustees determined that The Boston Company's successful and consistent application of its approach to investing in small cap growth companies provided the best opportunity for the Fund.

With respect to the Strategic Balanced Fund, after arriving at the decision to replace ClearBridge as co-sub-adviser of the Fund, the Trustees determined that it would be appropriate to find another sub-adviser who could add a dedicated international exposure and be expected to produce more consistent returns. After careful consideration, the Trustees determined that J.P. Morgan's successful and consistent application of its lower-volatility U.S. core and international core equity strategies provided the best opportunity for the Fund.

With respect to the Overseas Fund, after arriving at the decision to add a co-sub-adviser, in addition to Massachusetts Financial Services Company and Harris Associates L.P. ("Harris"), the Trustees carefully considered the matter and concluded that it was appropriate for the Overseas Fund to enter into the New Sub-Advisory Agreement so that AllianceBernstein could begin to serve as a co-sub-adviser to the Fund.

Notes to Financial Statements (Continued)

The Trustees determined that AllianceBernstein's diversified, broad market approach that employs risk control while maintaining opportunity for excess return would nicely complement Harris' concentrated, higher tracking error style.

In approving the New Sub-Advisory Agreements, the Trustees discussed with representatives of MassMutual ("Management") and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to each Fund; (ii) the terms of each New Sub-Advisory Agreement; (iii) the scope and quality of services that each Sub-Adviser will provide under each New Sub-Advisory Agreement; (iv) the historical investment performance track record of each Sub-Adviser; (v) the fees payable to each Sub-Adviser by MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) each Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the broker's and dealer's provision of brokerage and research services to each Sub-Adviser.

Based on the foregoing, the Trustees concluded that (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under each New Sub-Advisory Agreement; (ii) MassMutual's level of profitability from its relationship to each Fund was not excessive and that the sub-advisory fee amount under each New Sub-Advisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund given their investment objectives and policies; and (iv) the terms of each New Sub-Advisory Agreement were fair and reasonable with respect to each Fund and were in the best interest of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Sub-Advisory Agreement.

Prior to the vote being taken to approve each New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreements for the Emerging Growth Fund and Small Company Growth Fund took effect on September 10, 2008. The New Sub-Advisory Agreements for the Strategic Balanced Fund and the Overseas Fund took effect on October 8, 2008 and September 23, 2008, respectively.

At their meeting on August 12, 2008, the Trustees, including the Independent Trustees, also approved an amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with Waddell & Reed Investment Management Company ("Waddell & Reed") with respect to the portion of the Small Cap Growth Equity Fund managed by Waddell & Reed. Under the Amended Sub-Advisory Agreement, the investment sub-advisory fee paid to Waddell & Reed would be slightly reduced.

In approving the Amended Sub-Advisory Agreement, the Trustees discussed with Management and considered the fees payable to Waddell & Reed by MassMutual and the effect of such fees on the profitability to MassMutual. The Trustees concluded that MassMutual's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amount under the Amended Sub-Advisory Agreement was fair and reasonable. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the vote being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their

Notes to Financial Statements (Continued)

deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement was effective retroactive to July 1, 2008.

At a meeting held on November 12, 2008, the Trustees, due to a change in control of Clover Capital Management, Inc, co-sub-adviser for the Small Company Value Fund, which was being sold to Federated Investors, Inc., voted to approve a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") with Federated Clover Investment Advisors ("Federated Clover"), a division of Federated Global Investment Management Corp., so that Federated Clover could begin to serve as a co-sub-adviser to the Small Company Value Fund along with T. Rowe Price Associates, Inc. and EARNEST Partners, LLC.

The Trustees carefully considered the matter and concluded that (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under the New Sub-Advisory Agreement; (ii) the investment process, research capabilities and philosophy of Federated Clover would be well suited to the Fund, given its investment objective and policies; and (iii) the terms of the New Sub-Advisory Agreement were fair and reasonable and were in the best interest of the Fund's shareholders.

Prior to the vote being taken to approve the New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreement took effect on December 1, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Select Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Select Funds (the "Trust"), comprised of MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Diversified Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund, and MassMutual Select Destination Retirement 2050 Fund (collectively the "Funds"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 27, 2009

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 73	Chairman Trustee	Since 2005 Since 1996	Retired.	57	Chairman (since 2005), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard H. Ayers Age: 66	Trustee	Since 1996	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 60	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 69	Trustee	Since 1994	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 62	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 66	Trustee	Since 1996	Consultant (since 1999).	98***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested   Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 63	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 53	Trustee	Since 2008	Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 42	President Vice President	Since 2008 (2006- 2008)	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series II Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	91

Andrew M. Goldberg Age: 42	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	91

Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	91

John E. Deitelbaum Age: 40	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	91

*

The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

Trustees and Officers (Unaudited) (Continued)

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***

Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^

Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^

MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^

Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2008 qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Strategic Bond Fund	0.80%
Strategic Balanced Fund	29.88%
Diversified Value Fund	94.70%
Fundamental Value Fund	80.00%
Value Equity Fund	61.81%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	29.74%
Blue Chip Growth Fund	100.00%
Diversified Growth Fund	90.45%
Large Cap Growth Fund	100.00%
Aggressive Growth Fund	-
Focused Value Fund	100.00%
Mid-Cap Value Fund	88.74%
Small Cap Value Equity Fund	98.41%
Small Company Value Fund	100.00%
Destination Retirement Income Fund	6.48%
Destination Retirement 2010 Fund	11.51%
Destination Retirement 2020 Fund	16.70%
Destination Retirement 2030 Fund	21.05%
Destination Retirement 2040 Fund	22.63%
Destination Retirement 2050 Fund	23.88%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2008:

Qualified Dividend Income
Strategic Bond Fund	0.80%
Strategic Balanced Fund	29.88%
Diversified Value Fund	94.70%
Fundamental Value Fund	80.00%
Value Equity Fund	61.81%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	29.74%
Blue Chip Growth Fund	100.00%
Diversified Growth Fund	90.45%
Large Cap Growth Fund	100.00%
Focused Value Fund	100.00%
Mid-Cap Value Fund	88.74%
Small Cap Value Equity Fund	98.41%
Small Company Value Fund	100.00%
Overseas Fund	22.76%
Destination Retirement Income Fund	7.66%
Destination Retirement 2010 Fund	13.83%
Destination Retirement 2020 Fund	20.40%
Destination Retirement 2030 Fund	27.10%
Destination Retirement 2040 Fund	28.10%
Destination Retirement 2050 Fund	30.61%

Other Information (Unaudited)

Fund Expenses December 31, 2008

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2008:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2008.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class A	$1,000	1.10%	$917.70	$5.30	$1,019.60	$5.58
Class L	1,000	0.85%	918.50	4.10	1,020.90	4.32
Class Y	1,000	0.70%	918.80	3.38	1,021.60	3.56
Class S	1,000	0.65%	919.90	3.14	1,021.90	3.30
Class N	1,000	1.40%	916.90	6.75	1,018.10	7.10
Strategic Balanced Fund
Class A	1,000	1.31%	788.90	5.89	1,018.60	6.65
Class L	1,000	1.06%	791.40	4.77	1,019.80	5.38
Class Y	1,000	0.92%	790.50	4.14	1,020.50	4.67
Class S	1,000	0.86%	790.50	3.87	1,020.80	4.37
Class N	1,000	1.61%	788.00	7.24	1,017.00	8.16

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class A	$1,000	1.11%	$714.50	$4.78	$1,019.60	$5.64
Class L	1,000	0.82%	715.60	3.54	1,021.00	4.17
Class Y	1,000	0.71%	715.90	3.06	1,021.60	3.61
Class S	1,000	0.61%	715.80	2.63	1,022.10	3.10
Class N	1,000	1.42%	712.80	6.11	1,018.00	7.20
Fundamental Value Fund
Class A	1,000	1.25%	729.10	5.43	1,018.90	6.34
Class L	1,000	1.00%	730.00	4.35	1,020.10	5.08
Class Y	1,000	0.85%	730.00	3.70	1,020.90	4.32
Class S	1,000	0.81%	730.40	3.52	1,021.10	4.12
Class N	1,000	1.55%	727.50	6.73	1,017.30	7.86
Value Equity Fund
Class A	1,000	1.37%	714.80	5.91	1,018.20	6.95
Class L	1,000	1.12%	716.20	4.83	1,019.50	5.69
Class Y	1,000	0.97%	716.50	4.19	1,020.30	4.93
Class S	1,000	0.92%	716.50	3.97	1,020.50	4.67
Class N	1,000	1.67%	713.50	7.19	1,016.70	8.47
Large Cap Value Fund
Class A	1,000	1.26%	677.80	5.31	1,018.80	6.39
Class L	1,000	1.01%	678.60	4.26	1,020.10	5.13
Class Y	1,000	0.87%	679.20	3.67	1,020.80	4.42
Class S	1,000	0.77%	679.60	3.25	1,021.30	3.91
Class N	1,000	1.56%	677.00	6.58	1,017.30	7.91
Indexed Equity Fund
Class A	1,000	0.66%	712.80	2.84	1,021.80	3.35
Class L	1,000	0.41%	713.10	1.77	1,023.10	2.09
Class Y	1,000	0.46%	713.20	1.98	1,022.80	2.34
Class S	1,000	0.43%	712.80	1.85	1,023.00	2.19
Class Z	1,000	0.22%	713.80	0.95	1,024.00	1.12
Class N	1,000	0.96%	711.50	4.13	1,020.30	4.88
Core Opportunities Fund
Class A	1,000	1.35%	656.20	5.62	1,018.30	6.85
Class L	1,000	1.10%	657.40	4.58	1,019.60	5.58
Class Y	1,000	0.95%	657.50	3.96	1,020.40	4.82
Class S	1,000	0.90%	658.70	3.75	1,020.60	4.57
Class N	1,000	1.65%	654.80	6.86	1,016.80	8.36
Blue Chip Growth Fund
Class A	1,000	1.19%	642.80	4.91	1,019.20	6.04
Class L	1,000	0.98%	644.50	4.05	1,020.20	4.98
Class Y	1,000	0.82%	644.40	3.39	1,021.00	4.17
Class S	1,000	0.76%	645.10	3.14	1,021.30	3.86
Class N	1,000	1.51%	642.70	6.24	1,017.50	7.66

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Growth Fund
Class A	$1,000	1.25%	$601.90	$5.03	$1,018.90	$6.34
Class L	1,000	1.00%	602.80	4.03	1,020.10	5.08
Class Y	1,000	0.85%	603.50	3.43	1,020.90	4.32
Class S	1,000	0.80%	603.90	3.23	1,021.10	4.06
Class N	1,000	1.55%	600.70	6.24	1,017.30	7.86
Large Cap Growth Fund
Class A	1,000	1.45%	670.00	6.09	1,017.80	7.35
Class L	1,000	1.20%	669.50	5.04	1,019.10	6.09
Class Y	1,000	1.04%	671.50	4.37	1,019.90	5.28
Class S	1,000	1.01%	672.00	4.24	1,020.10	5.13
Class N	1,000	1.76%	670.00	7.39	1,016.29	8.29
Aggressive Growth Fund
Class A	1,000	1.37%	611.50	5.55	1,018.20	6.95
Class L	1,000	1.12%	611.50	4.54	1,019.50	5.69
Class Y	1,000	0.98%	611.70	3.97	1,020.20	4.98
Class S	1,000	0.87%	611.60	3.52	1,020.80	4.42
Class N	1,000	1.71%	610.80	6.92	1,016.50	8.67
NASDAQ-100 Fund
Class A	1,000	1.20%	655.60	4.99	1,019.10	6.09
Class L	1,000	0.95%	655.80	3.95	1,020.40	4.82
Class Y	1,000	0.80%	658.80	3.34	1,021.10	4.06
Class S	1,000	0.70%	656.10	2.91	1,021.60	3.56
Class N	1,000	1.53%	655.40	6.37	1,017.40	7.76
Focused Value Fund
Class A	1,000	1.29%	679.20	5.45	1,018.70	6.55
Class L	1,000	1.04%	679.90	4.39	1,019.90	5.28
Class Y	1,000	0.89%	680.50	3.76	1,020.70	4.52
Class S	1,000	0.79%	681.30	3.34	1,021.20	4.01
Class N	1,000	1.59%	678.00	6.71	1,017.10	8.06
Mid-Cap Value Fund
Class A	1,000	1.31%	813.80	5.97	1,018.60	6.65
Class L	1,000	1.06%	815.30	4.84	1,019.80	5.38
Class Y	1,000	0.91%	815.50	4.15	1,020.60	4.62
Class S	1,000	0.80%	816.20	3.65	1,021.10	4.06
Class N	1,000	1.61%	811.70	7.33	1,017.00	8.16
Small Cap Value Equity Fund
Class A	1,000	1.39%	761.60	6.16	1,018.10	7.05
Class L	1,000	1.14%	762.50	5.05	1,019.40	5.79
Class Y	1,000	0.99%	763.70	4.39	1,020.20	5.03
Class S	1,000	0.89%	763.20	3.94	1,020.70	4.52
Class N	1,000	1.69%	760.40	7.48	1,016.60	8.57

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Company Value Fund
Class A	$1,000	1.50%	$739.90	$6.56	$1,017.60	$7.61
Class L	1,000	1.25%	741.10	5.47	1,018.90	6.34
Class Y	1,000	1.10%	740.80	4.81	1,019.60	5.58
Class S	1,000	1.06%	741.40	4.64	1,019.80	5.38
Class N	1,000	1.80%	738.60	7.87	1,016.10	9.12
Mid Cap Growth Equity Fund
Class A	1,000	1.37%	591.10	5.48	1,018.20	6.95
Class L	1,000	1.13%	592.10	4.52	1,019.50	5.74
Class Y	1,000	0.97%	592.60	3.88	1,020.30	4.93
Class S	1,000	0.91%	593.20	3.64	1,020.60	4.62
Class N	1,000	1.67%	590.80	6.68	1,016.70	8.47
Mid Cap Growth Equity II Fund
Class A	1,000	1.36%	628.30	5.57	1,018.30	6.90
Class L	1,000	1.11%	629.10	4.55	1,019.60	5.64
Class Y	1,000	0.96%	628.80	3.93	1,020.30	4.88
Class S	1,000	0.87%	629.50	3.56	1,020.80	4.42
Class N	1,000	1.66%	627.30	6.79	1,016.80	8.42
Small Cap Growth Equity Fund
Class A	1,000	1.52%	682.90	6.43	1,017.50	7.71
Class L	1,000	1.28%	683.70	5.42	1,018.80	6.50
Class Y	1,000	1.13%	684.00	4.78	1,019.50	5.74
Class S	1,000	0.98%	684.70	4.15	1,020.20	4.98
Class N	1,000	1.84%	681.40	7.78	1,015.90	9.32
Small Company Growth Fund
Class A	1,000	1.59%	658.20	6.63	1,017.10	8.06
Class L	1,000	1.35%	659.20	5.63	1,018.30	6.85
Class Y	1,000	1.17%	658.80	4.88	1,019.30	5.94
Class S	1,000	1.14%	659.60	4.76	1,019.40	5.79
Class N	1,000	1.88%	656.80	7.83	1,015.70	9.53
Emerging Growth Fund
Class A	1,000	1.50%	601.20	6.04	1,017.60	7.61
Class L	1,000	1.25%	602.00	5.03	1,018.90	6.34
Class Y	1,000	1.09%	602.50	4.39	1,019.70	5.53
Class S	1,000	1.00%	602.50	4.03	1,020.10	5.08
Class N	1,000	1.79%	600.30	7.20	1,016.10	9.07
Diversified International Fund
Class A	1,000	1.42%	531.70	5.47	1,018.00	7.20
Class L	1,000	1.17%	532.10	4.51	1,019.30	5.94
Class Y	1,000	1.09%	532.10	4.20	1,019.70	5.53
Class S	1,000	0.99%	532.60	3.81	1,020.20	5.03
Class N	1,000	1.72%	530.00	6.61	1,016.50	8.72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Overseas Fund
Class A	$1,000	1.28%	$707.40	$5.49	$1,018.70	$6.50
Class L	1,000	1.10%	706.90	4.72	1,019.60	5.58
Class Y	1,000	1.03%	707.40	4.42	1,020.00	5.23
Class S	1,000	1.00%	708.50	4.29	1,020.10	5.08
Class N	1,000	1.60%	705.80	6.86	1,017.10	8.11
Destination Retirement Income Fund
Class A	1,000	0.51%	865.00	2.39	1,022.60	2.59
Class L	1,000	0.26%	866.60	1.22	1,023.80	1.32
Class Y	1,000	0.16%	865.70	0.75	1,024.30	0.81
Class S	1,000	0.13%	867.00	0.61	1,024.50	0.66
Class N	1,000	0.81%	863.60	3.79	1,021.10	4.12
Destination Retirement 2010 Fund
Class A	1,000	0.53%	800.70	2.40	1,022.50	2.69
Class L	1,000	0.28%	800.70	1.27	1,023.70	1.42
Class Y	1,000	0.18%	801.10	0.81	1,024.20	0.92
Class S	1,000	0.13%	801.90	0.59	1,024.50	0.66
Class N	1,000	0.83%	798.80	3.75	1,021.00	4.22
Destination Retirement 2020 Fund
Class A	1,000	0.52%	740.80	2.28	1,022.50	2.64
Class L	1,000	0.27%	741.20	1.18	1,023.80	1.37
Class Y	1,000	0.17%	741.40	0.74	1,024.30	0.87
Class S	1,000	0.11%	742.20	0.48	1,024.60	0.56
Class N	1,000	0.81%	739.40	3.54	1,021.10	4.12
Destination Retirement 2030 Fund
Class A	1,000	0.52%	692.80	2.21	1,022.50	2.64
Class L	1,000	0.27%	693.80	1.15	1,023.80	1.37
Class Y	1,000	0.17%	693.60	0.72	1,024.30	0.87
Class S	1,000	0.12%	693.70	0.51	1,024.50	0.61
Class N	1,000	0.82%	691.60	3.49	1,021.00	4.17
Destination Retirement 2040 Fund
Class A	1,000	0.52%	677.50	2.19	1,022.50	2.64
Class L	1,000	0.27%	678.20	1.14	1,023.80	1.37
Class Y	1,000	0.17%	679.50	0.72	1,024.30	0.87
Class S	1,000	0.12%	679.20	0.51	1,024.50	0.61
Class N	1,000	0.82%	677.30	3.46	1,021.00	4.17
Destination Retirement 2050 Fund
Class A	1,000	0.50%	681.40	2.11	1,022.60	2.54
Class L	1,000	0.25%	682.50	1.06	1,023.90	1.27
Class Y	1,000	0.15%	682.40	0.63	1,024.40	0.76
Class S	1,000	0.10%	682.50	0.42	1,024.60	0.51
Class N	1,000	0.80%	680.20	3.38	1,021.10	4.06

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

February 28, 2009

Massachusetts Mutual Life Insurance Company
and affiliates, Springfield, MA 01111-0001

www.massmutual.com

© 2009 Massachusetts Mutual Life Insurance Company. All rights reserved.
MassMutual Financial Group is a marketing name for Massachusetts Mutual Life
Insurance Company (MassMutual) [of which Retirement Services is a division]
and its affiliated companies and sales representatives.	L4543 209 C:05477-05

Item 2. Code of Ethics.

As of December 31, 2008, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2008, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2008 and 2007 were $859,047 and $741,150, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2008 and 2007 were $0 and $280,000 respectively.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

(2) Not applicable.

 (f)   Not applicable.

(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2008 and 2007 were $178,619 and $390,000, respectively.

(h)

The audit committee considers whether the provision of non-audit services to the Registrant's adviser by Deloitte & Touche LLP that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of    Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded   that  the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)), and subject to the next two sentences.  The Registrant's independent auditors have determined that, during the Registrant's most recent fiscal year, the controls of the Registrant's Accounting Agent, surrounding its manual entry of an investment transaction for one of the Registrant's series that occurred at the time of the Accounting Agent’s conversion of its accounting system to a new system, were not appropriately executed according to their design to ensure that the investment transaction was recorded on the new system in accordance with the transaction’s documentation, resulting in material adjustments to the Registrant's financial statements, as of and for the year ended December 31, 2008.  The Registrant's independent auditors have informed the Registrant that they consider this control deficiency to be a material weakness in the Registrant's internal control over financial reporting and its operation, as of December 31, 2008.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date	2/27/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	2/27/09

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/27/09